Exhibit 10.3

LEASE AGREEMENT,

dated as of January 31, 2007,

by and among

HPT TA PROPERTIES TRUST and HPT TA PROPERTIES LLC,

AS LANDLORD,

AND

TA LEASING LLC,

AS TENANT

i

(continued)

(continued)

(continued)

(continued)

v

LEASE AGREEMENT

THIS LEASE AGREEMENT is entered into as of January 31, 2007, by and among HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA LEASING LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord holds fee simple title to, and/or the leasehold interest in, the Leased Property constituting Real Property (other than the Retained Buildings), and good title to all other Leased Property (these and other capitalized terms used and not otherwise defined herein having the meanings given such terms in Article 1); and

WHEREAS, Landlord wishes to lease the Leased Property to Tenant and Tenant wishes to lease the Leased Property from Landlord, subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1

DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP, (c) all references in this Agreement to designated “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement, and (d) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

1.1           “Additional Charges” shall have the meaning given such term in Section 3.1.3.

1.2           “Additional Rent” shall have the meaning given such term in Section 3.1.2(a).

1.3           “Affiliated Person” shall mean, with respect to any Person, (a) in the case of any such Person which is a partnership, any partner in such partnership, (b) in the case of any such Person which is a limited liability company, any member of such company, (c) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (a) and (b), (d) any other Person who is an officer, director, trustee or employee of, or partner in or member of, such Person or any Person referred to in the preceding clauses (a), (b) and (c), and (e) any other Person who is a member of the Immediate Family of such Person or of any Person referred to in the preceding clauses (a) through (d).

1.4           “Agreement” shall mean this Lease Agreement, including all exhibits attached hereto, as it and they may be amended from time to time as herein provided.

1.5           “Allowance” shall have the meaning given such term in Section 5.1.1(c).

1.6           “Applicable Laws” shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits, notices and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, conservation of, or the protection of, real or personal property, Transferred Trademarks or human health or the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, natural gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

1.7           “Award” shall mean all compensation, sums or other value awarded, paid or received by virtue of a total or partial Condemnation of any Property (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred by Landlord, in connection with obtaining any such award).

1.8           “Base Fuel Gross Revenues” shall mean, with respect to any Property, the amount of Gross Fuel Revenues for such Property for the Base Year; provided, however, that, with respect to any Property then subject to a TA Franchise Agreement, Base Fuel Gross Revenues shall be the Gross Fuel Revenues of the franchisee under the TA Franchise Agreement for the Base Year (as reported by such franchisee pursuant to the applicable TA Franchise Agreement) and not include amounts otherwise payable to the franchisor under such TA Franchise Agreement.

1.9           “Base Non-Fuel Gross Revenues” shall mean, with respect to any Property, the amount of Gross Non-Fuel Revenues for such Property for the Base Year; provided, however, that, with respect to any Property then subject to a TA Franchise Agreement, Base Non-Fuel Gross Revenues shall be the Gross Non-Fuel Revenues of the franchisee under the TA Franchise Agreement for the Base Year (as reported by such franchisee pursuant to the applicable TA Franchise Agreement) and not include amounts otherwise payable to the franchisor under such TA Franchise Agreement.

1.10         “Base Year” shall mean the 2011 calendar year.

1.11         “Business Day” shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

1.12         “Capital Addition” shall mean, with respect to any Property, any renovation, repair or improvement to such Property, the cost of which constitutes a Capital Expenditure.

1.13         “Capital Expenditure” shall mean any expenditure treated as capital in nature in accordance with GAAP.

1.14         “Capital Replacements Budget” shall have the meaning given such term in Section 5.1.1(b).

1.15         “Change in Control” shall mean (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the SEC) of 9.8% or more, or rights, options or warrants to acquire 9.8% or more, of the outstanding shares of voting stock or other voting interests of Tenant or any Guarantor, as the case may be, or the power to direct the management and policies of Tenant or any Guarantor, directly or indirectly, (b) the merger or consolidation of Tenant or any Guarantor with or into any other Person (other than the merger or consolidation of any Person into Tenant or any Guarantor that does not result in a Change in Control of Tenant or such Guarantor under clauses (a), (c) or (d) of this definition), (c) any one or more sales or conveyances to any Person of all or any material portion of its assets (including capital stock or other equity interests) or business of Tenant or any Guarantor, as the case may be, or (d) the cessation, for any reason, of the individuals who at the beginning of any twenty-four (24) consecutive month period (commencing on the Commencement Date) constituted the board of directors of Tenant or any Guarantor (together with any new directors whose election by such board or whose nomination for election by the shareholders of Tenant or such Guarantor, as the case may be, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of any such period or whose election or nomination for election was previously so approved) to constitute a majority of the board of directors of Tenant or any Guarantor then in office.

1.16         “Claim” shall have the meaning given such term in Article 8.

1.17         “Code” shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.

1.18         “Commencement Date” shall mean the date hereof.

1.19         “Condemnation” shall mean, with respect to any Property, or any portion thereof, (a) the exercise of any governmental power with respect to such Property, whether by legal proceedings or otherwise, by a Condemnor of its power of condemnation, (b) a voluntary sale or transfer of such Property by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of such Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any condemnation or other eminent domain proceeding affecting such Property, whether or not the same shall have actually been commenced.

1.20         “Condemnor” shall mean any public or quasi-public Person, having the power of Condemnation.

1.21         “Consolidated Financials” shall mean, for any Fiscal Year or other accounting period of TCA, annual audited and quarterly unaudited financial statements of TCA prepared on a consolidated basis, including TCA’s consolidated balance sheet and the related statements of income and cash flows, all in reasonable detail, and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year, and prepared in accordance with GAAP throughout the periods reflected.

1.22         “Date of Taking” shall mean, with respect to any Property, the date the Condemnor has the right to possession of such Property, or any portion thereof, in connection with a Condemnation.

1.23         “Default” shall mean any event or condition which with the giving of notice and/or lapse of time would be an Event of Default.

1.24         “Disbursement Rate” shall mean an annual rate of interest, as of the date of determination, equal to the greater of (i) the Interest Rate and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus three hundred fifty (350) basis points.

1.25         “Distribution” shall mean (a) any declaration or payment of any dividend (except ordinary cash dividends payable in common stock or other equity interests of Tenant) on or in respect of any shares of any class of capital stock or other equity interests of Tenant, (b) any purchase, redemption, retirement or other acquisition of any shares of any class of capital stock of a corporation, (c) any other distribution on or in respect of any shares of any class of capital stock of Tenant or (d) any return of capital to shareholders.

1.26         “Easement Agreement” shall mean any conditions, covenants and restrictions, easements, declarations, licenses and other agreements which are Permitted Encumbrances and such other agreements as may be granted in accordance with Section 19.1.

1.27         “Encumbrance” shall have the meaning given such term in Section 20.1.

1.28         “Entity” shall mean any corporation, general or limited partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, real estate investment trust, cooperative, any government or agency, authority or political subdivision thereof or any other entity.

1.29         “Environment” shall mean soil, surface waters, ground waters, land, biota, sediments, surface or subsurface strata and ambient air.

1.30         “Environmental Obligation” shall have the meaning given such term in Section 4.3.1.

1.31         “Environmental Notice” shall have the meaning given such term in Section 4.3.1.

1.32         “Environmental Report” shall have the meaning given such term in Section 4.3.2.

1.33         “Event of Default” shall have the meaning given such term in Section 12.1.

1.34         “Excess Fuel Gross Revenues” shall mean, with respect to any Property, with respect to any Lease Year, or portion thereof, the amount of Gross Fuel Revenues for such Property for such Lease Year, or portion thereof, in excess of Base Fuel Gross Revenues for such Property for the equivalent period during the Base Year.

1.35         “Excess Non-Fuel Gross Revenues” shall mean, with respect to any Property, with respect to any Lease Year, or portion thereof, the amount of Gross Non-Fuel Revenues for such Property for such Lease Year, or portion thereof, in excess of Base Non-Fuel Gross Revenues for such Property for the equivalent period during the Base Year.

1.36         “Existing Third Party Trade Names and Service Mark Rights” shall mean the rights as set forth in any TA Franchise Agreement in effect as of the Commencement Date licensed to third parties in the trade names, trademarks, service marks, domain names, logos and other brand-source indicia. including all goodwill related thereto which constitute a part of the Transferred Trademarks.

1.37                           “Fair Market Value” shall mean the price an unaffiliated and willing buyer would pay for the interest of Landlord in the applicable Property (or the interest of Tenant in the case of any Retained Buildings) in its existing condition as of the date of determination, with all relevant factors being known to both parties, under terms and conditions customary for like transactions in the area in which the Property is located.

1.38                           “Fair Market Value Rent” shall mean the per annum minimum rent which would be payable monthly in advance for the applicable Property in its then current condition and for its then current use, on the terms and conditions of this Agreement (including, without limitation, the obligation to pay Additional Rent).

1.39                           “Financial Officer’s Certificate” shall mean, as to any Person, a certificate of the chief executive officer, chief financial officer or chief accounting officer (or such officers’ authorized designee) of such Person, duly authorized, accompanying the financial statements required to be delivered by such Person pursuant to Section 17.2, in which such officer shall certify (a) that such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of such Person at and as of the dates thereof and the results of its operations for the periods covered thereby, and (b) in the event that the certifying party is an officer of Tenant and the certificate is being given in such capacity, that no Event of Default has occurred and is continuing hereunder.

1.40                           “Fiscal Year” shall mean the calendar year or such other annual period designated by Tenant and approved by Landlord.

1.41                           “Fixtures” shall have the meaning given such term in Section 2.1(d).

1.42                           “Fuel Sales Cap” shall mean, for the 2012 Lease Year, three tenths of one percent (0.3%) of the aggregate Base Fuel Gross Revenues for the Leased Property; and, for each Lease Year thereafter, (x) the Additional Rent on account of Excess Fuel Gross Revenues for the prior Lease Year multiplied by (y) the greater of one, or a fraction, the numerator of which is the Index for January of the then current Lease Year and the denominator of which is the Index for January of the preceding Lease Year.

1.43                           “GAAP” shall mean generally accepted accounting principles consistently applied.

1.44                           “Government Agencies” shall mean any court, agency, authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or any State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or any Property, or any portion thereof, or any Travel Center operated thereon.

1.45                           “Gross Fuel Revenues” shall mean, with respect to any Property, for each Fiscal Year during the Term, all revenues and receipts (determined on an accrual basis and in all material respects in accordance with GAAP) of every kind derived from the provision, sale or trade of motor fuel and gasoline at such Property; provided, however, that Gross Fuel Revenues shall not include the following: allowances according to GAAP for uncollectible accounts, including credit card accounts and other administrative discounts; federal, state or municipal excise, sales, use, occupancy or similar taxes included as part of the sales price of any goods or services; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); and any amounts included in Gross Non-Fuel Revenues; further, provided, that, with respect to any Property subject to a TA Franchise Agreement, Gross Fuel Revenues shall be the Gross Fuel Revenues of the franchisee under the TA Franchise Agreement (as reported by such franchisee pursuant to the applicable TA Franchise Agreement, to the extent compliant with Section 856(d)(2) of the Code) and not include amounts otherwise payable to the franchisor under such TA Franchise Agreement.

1.46                           “Gross Non-Fuel Revenues” shall mean, with respect to any Property, for each Fiscal Year during the Term, all revenues and receipts (determined on an accrual basis and in all material respects in accordance with GAAP) of every kind derived from renting, using and/or operating such Property and parts thereof, including, but not limited to: all rents and revenues received or receivable for the use of or otherwise by reason of all goods sold, services performed, space or facilities subleased on such Property, or any portion thereof, including, without limitation, any other arrangements with third parties relating to the possession or use of any portion of such Property; and proceeds, if any, from business interruption or other loss of income insurance; provided, however, that Gross Non-Fuel Revenues shall not include the following: allowances according to GAAP for uncollectible accounts, including credit card accounts and other administrative discounts; federal, state or municipal excise, sales, use, occupancy or similar taxes included as part of the sales price of any goods or services; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); Award proceeds (other than for a temporary Condemnation); any proceeds from any sale of such Property or from the refinancing of any debt encumbering such Property; proceeds from the disposition of furnishings, fixture and equipment no longer necessary for the operation of the Travel Center located thereon; any security deposits and other advance deposits, until and unless the same are forfeited to Tenant or applied for the purpose for which they were collected; interest income from any bank account or investment of Tenant; and any amounts included in Gross Fuel Revenues; further, provided, that, with respect to any Property subject to a TA Franchise Agreement, Gross Non-Fuel Revenues shall be the Gross Non-Fuel Revenues of the franchisee under the TA Franchise Agreement (as reported by such franchisee pursuant to the applicable TA Franchise Agreement, to the extent compliant with Section 856(d)(2) of the Code) and not include amounts otherwise payable to the franchisor under such TA Franchise Agreement.

1.47                           “Ground Leases” shall mean, collectively, any and all ground leases in effect with respect to any portion of the Real Property.

1.48                           “Guarantor” shall mean, collectively, TCA, Subtenant, TravelCenters of America Holding Company LLC, and each and every other guarantor of Tenant’s obligations under this Agreement, and each such guarantor’s successors and assigns, jointly and severally.

1.49                           “Guaranty” shall mean any guaranty agreement executed by a Guarantor in favor of Landlord pursuant to which the payment or performance of Tenant’s obligations under this Agreement are guaranteed, together with all modifications, amendments and supplements thereto.

1.50                           “Hazardous Substances” shall mean any substance:

(a)                                  the presence of which requires or may hereafter require notification, investigation or remediation under any Applicable Law; or

(b)                                 which is or becomes defined as a “hazardous waste”, “hazardous material” or “hazardous substance” or “pollutant” or “contaminant” under any Applicable Law including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and the regulations promulgated thereunder; or

(c)                                  which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Agencies; or

(d)                                 the presence of which on any Property, or any portion thereof, causes or materially threatens to cause an unlawful nuisance upon such Property, or any portion thereof, or to adjacent properties or poses or materially threatens to pose a hazard to such Property, or any portion thereof, or to the health or safety of persons; or

(e)                                  without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

(f)                                    without limitation, which contains polychlorinated biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or

(g)                                 without limitation, which contains or emits radioactive particles, waves or material.

1.51                           “Immediate Family” shall mean, with respect to any individual, such individual’s spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

1.52                           “Impositions” shall mean, collectively, all taxes (including, without limitation, all taxes imposed under the laws of any State, as such laws may be amended from time to time, and all ad valorem, sales and use, occupancy, or similar taxes as the same relate to or are imposed upon Landlord, Tenant or the business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof), water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted upon the Leased Property by Tenant (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Landlord’s interest in the Leased Property, (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof by Tenant; provided, however, that nothing contained herein shall be construed to require Tenant to pay and the term “Impositions” shall not include (i) any tax based on net income imposed on Landlord, (ii) any net revenue tax of Landlord, (iii) any transfer fee (but excluding any mortgage or similar tax payable in connection with a Property Mortgage) or other tax imposed with respect to the sale, exchange or other disposition by Landlord of the Leased Property or the proceeds thereof, (iv) any single business, gross receipts tax, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Landlord, (v) any interest or penalties imposed on Landlord as a result of the failure of Landlord to file any return or report timely and in the form prescribed by law or to pay any tax or imposition, except to the extent such failure is a result of a breach by Tenant of its obligations pursuant to Section 3.1.3, (vi) any impositions imposed on Landlord that are a result of Landlord not being considered a “United States person” as defined in Section 7701(a) (30) of the Code, (vii) any impositions that are enacted or adopted by their express terms as a substitute for any tax that would not have been payable by Tenant pursuant to the terms of this Agreement or (viii) any impositions imposed as a result of a breach of covenant or representation by Landlord in any agreement governing Landlord’s conduct or operation or as a result of the negligence or willful misconduct of Landlord.

1.53                           “Indebtedness” shall mean (without duplication), (i) all obligations for borrowed money, (ii) the maximum amount available to be drawn under all surety bonds, letters of credit and bankers’ acceptances issued or created for the account of Tenant and, without duplication, all unreimbursed drafts drawn thereunder, (iii) all obligations to pay the deferred purchase price of property or services, excluding trade payables incurred in the ordinary course of business, but including all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by Tenant, (iv) all leases required, in accordance with GAAP, to be recorded as capital leases on Tenant’s balance sheet, (v) the principal balance outstanding and owing by Tenant under any synthetic lease, tax retention operating lease or similar off-balance sheet financing product, and (vi) all guaranties of or other liabilities with respect to the debt of another Person.

1.54                           “Index” shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S., All Items, 1982-1984=100. The Index is presently published by the Bureau of Labor Statistics of the United States Department of Labor. If publication of the Index ceases, computations with respect to which the Index is to be applied shall be computed on the basis of whatever index published by the United States Department of Labor at that time is most nearly comparable. If the Index ceases to use 1982-84=100 as the basis of calculation, then the Index shall be converted to the amount(s) that would have resulted had the manner of calculating the Index in effect at the Commencement Date.

1.55                           “Insurance Requirements” shall mean all terms of any insurance policy required by this Agreement and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant, any Manager or the Leased Property.

1.56                           “Interest Rate” shall mean eight and one half percent (8.5%) per annum.

1.57                           “Land” shall have the meaning given such term in Section 2.1(a).

1.58                           “Landlord” shall have the meaning given such term in the preambles to this Agreement and shall also include their respective permitted successors and assigns.

1.59                           “Landlord Default” shall have the meaning given such term in Article 14.

1.60                           “Landlord Liens” shall mean liens on or against the Leased Property or any payment of Rent (a) which result from any act of, or any claim against, Landlord or any owner of a direct or indirect interest in the Leased Property (other than the lessor under any ground lease affecting any portion of the Leased Property), or which result from any violation by Landlord of any terms of this Agreement, or (b) which result from liens in favor of any taxing authority by reason of any tax owed by Landlord or any fee owner of a direct or indirect interest in the Leased Property (other than the lessor under any ground lease affecting any portion of the Leased Property); provided, however, that “Landlord Lien” shall not include any lien resulting from any tax for which Tenant is obligated to pay or indemnify Landlord against until such time as Tenant shall have already paid to or on behalf of Landlord the tax or the required indemnity with respect to the same.

1.61         “Lease Year” shall mean any Fiscal Year or portion thereof during the Term.

1.62         “Leased Improvements” shall have the meaning given such term in Section 2.1(b).

1.63         “Leased Intangible Property” shall mean all agreements, service contracts, equipment leases and other arrangements or agreements affecting the ownership, repair, maintenance, management, leasing or operation of the Leased Property, or any portion thereof, to which Landlord is a party; all books, records and files relating to the leasing, maintenance, management or operation of the Leased Property, or any portion thereof, belonging to Landlord; all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, rights to deposits and telephone exchange numbers identified with the Leased Property; and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character belonging to Landlord with respect to the Leased Property.

1.64         “Leased Property” shall have the meaning given such term in Section 2.1.

1.65         “Legal Requirements” shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations and regulations necessary to operate any Property for its Permitted Use, and (b) all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force affecting any Property, including those which may (i) require material repairs, modifications or alterations in or to any Property or (ii) in any way materially and adversely affect the use and enjoyment thereof, but excluding any requirements arising as a result of Landlord’s status as a real estate investment trust.

1.66         “Lien” shall mean any mortgage, security interest, pledge, collateral assignment, or other encumbrance, lien or charge of any kind, or any transfer of property or assets for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of general creditors.

1.67         “Manager” shall mean, with respect to any Property, the operator or manager under any Management Agreement from time to time in effect with respect to such Property, and its permitted successors and assigns.

1.68         “Management Agreement” shall mean, with respect to any Property, any operating, management, franchise or branding agreement from time to time entered into by Tenant with respect to such Property in accordance with the applicable provisions of this Agreement, together with all amendments, modifications and supplements thereto, excluding, however, any TA Franchise Agreement.

1.69         “Minimum Rent” shall mean (a) with respect to the period commencing on the Commencement Date and expiring on the day preceding the first anniversary of the Commencement Date, $153,500,000 per annum; (b) with respect to the period commencing on the first anniversary of the Commencement Date and expiring on the day preceding the second anniversary of the Commencement Date, $157,000,000 per annum; (c) with respect to the period commencing on the second anniversary of the Commencement Date and expiring on the day preceding the third anniversary of the Commencement Date, $161,000,000 per annum; (d) with respect to the period commencing on the third anniversary of the Commencement Date and expiring on the day preceding the fourth anniversary of the Commencement Date, $165,000,000 per annum; (e) with respect to the period commencing on the fourth anniversary of the Commencement Date and expiring on the day preceding the fifth anniversary of the

Commencement Date, $170,000,000 per annum; and (f) with respect to the period commencing on the fifth anniversary of the Commencement Date and thereafter, $175,000,000 per annum; subject, in each case, to adjustment as provided in Section 3.1.1(b).

1.70         “Notice” shall mean a notice given in accordance with Section 23.10.

1.71         “Officer’s Certificate” shall mean a certificate signed by an officer or other duly authorized individual of the certifying Entity duly authorized by the board of directors or other governing body of the certifying Entity.

1.72         “Operating Rights” shall have the meaning given such term in Section 5.3.

1.73         “Overdue Rate” shall mean, on any date, a per annum rate of interest equal to the lesser of the Disbursement Rate plus four percent (4%) and the maximum rate then permitted under applicable law.

1.74         “Parent” shall mean, with respect to any Person, any Person which owns directly, or indirectly through one or more Subsidiaries or Affiliated Persons, twenty percent (20%) or more of the voting or beneficial interest in, or otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, such Person.

1.75         “Permitted Encumbrances” shall mean, with respect to any Property, all rights, restrictions, and easements of record set forth on Schedule B to the applicable owner’s or leasehold title insurance policy issued to Landlord with respect to such Property, plus any other encumbrances as may have been granted or caused by Landlord or otherwise consented to in writing by Landlord from time to time.

1.76         “Permitted Liens” shall mean any Liens granted in accordance with Section 21.8(a).

1.77         “Permitted Use” shall mean, with respect to any Property, any use of such Property permitted pursuant to Section 4.1.1.

1.78         “Person” shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

1.79         “Property” shall have the meaning given such term in Section 2.1.

1.80         “Property Mortgage” shall mean any Encumbrance placed upon the Leased Property, or any portion thereof, in accordance with Article 20.

1.81         “Property Mortgagee” shall mean the holder of any Property Mortgage.

1.82         “Real Property” shall have the meaning given such term in Section 2.1.

1.83         “Rent” shall mean, collectively, the Minimum Rent, Additional Rent and Additional Charges.

1.84         “Retained Buildings” shall mean all buildings, structures and other improvements located at the addresses listed on Exhibit B attached hereto and made a part hereof, and all equipment, machinery and fixtures integral to the operation of such buildings, structures and improvements.

1.85         “SARA” shall mean the Superfund Amendments and Reauthorization Act of 1986, as the same has been and may be amended, restated, modified or supplemented from time to time.

1.86         “SEC” shall mean the Securities and Exchange Commission.

1.87         “State” shall mean, with respect to any Property, the state, commonwealth or district in which such Property is located.

1.88         “Subordinated Creditor” shall mean any creditor of Tenant which is a party to a Subordination Agreement in favor of Landlord.

1.89         “Subordination Agreement” shall mean any agreement (and any amendments thereto) executed by a Subordinated Creditor pursuant to which the payment and performance of Tenant’s obligations to such Subordinated Creditor are subordinated to the payment and performance of Tenant’s obligations to Landlord under this Agreement.

1.90         “Subsidiary” shall mean, with respect to any Person, any Entity (a) in which such Person owns directly, or indirectly through one or more Subsidiaries, twenty percent (20%) or more of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

1.91         “Subtenant” shall mean TA Operating LLC, a Delaware limited liability company, and its permitted successors and assigns.

1.92         “Successor Landlord” shall have the meaning given such term in Section 20.2.

1.93         “Superior Landlord” shall have the meaning given such term in Section 20.2.

1.94         “Superior Lease” shall have the meaning given such term in Section 20.2.

1.95         “Superior Mortgage” shall have the meaning given such term in Section 20.2.

1.96         “Superior Mortgagee” shall have the meaning given such term in Section 20.2.

1.97         “TA Franchise Agreement” shall mean a franchise agreement and, if applicable, any network lease agreement associated with such franchise agreement, between TCA, or one of its Affiliated Persons, as franchisor, and a Person who is not an Affiliated Person of TCA, as franchisee, for the operation of a Travel Center or other hospitality, fuel and/or service facility by such Person.

1.98         “TCA” shall mean TravelCenters of America LLC, a Delaware limited liability company, and its permitted successors and assigns.

1.99         “Tenant” shall have the meaning given such term in the preambles to this Agreement and shall also include its permitted successors and assigns.

1.100       “Tenant’s Personal Property” shall mean all motor vehicles and consumable inventory and supplies, furniture, furnishings, equipment, movable walls and partitions, equipment and machinery and all other tangible personal property of Tenant acquired by Tenant before, on or after the Commencement Date and located at the Leased Property or used in Tenant’s business at the Leased Property and all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, other than any items included within the definition of Fixtures which are not located at the Retained Buildings.

1.101       “Term” shall have the meaning given such term in Section 2.3.

1.102       “Transferred Trademarks” shall mean all trade names, trademarks, service marks, domain names, logos and other brand- source indicia, including all goodwill related thereto, owned by or licensed to Landlord and used in connection with any Travel Center or any other hospitality, fuel and service facility including without limitation trade names, trademarks, service marks, domain names, logos and other brand-source indicia, including all goodwill related thereto, such as “TravelCenters of America”, “TA”, “Goasis”, “Country Pride”, “Fork in the Road” and “Buckhorn Family Restaurants” whether or not used at or on the Real Property; and all other licensable intellectual property of any kind or character belonging to Landlord with respect to the Leased Property.

1.103       “Travel Center” shall mean, with respect to any Property, collectively, the hospitality, fuel and service facilities located at such Property, including, hotel, food and beverage services facilities, fuel pumps, facilities for the storage and distribution of petroleum products, retail shops and other facilities and services being operated or proposed to be operated on such Property.

1.104       “Unsuitable for Its Permitted Use” shall mean, with respect to any Travel Center, a state or condition such that following any damage, destruction or Condemnation, such Travel Center cannot be operated on a commercially practicable basis for its Permitted Use and it cannot reasonably be expected to be restored to substantially the same condition as existed immediately before such damage, destruction or Condemnation, and as otherwise required by this Agreement, within twenty-four (24) months following such damage, destruction or Condemnation or such longer period of time as to which business interruption insurance or Award proceeds is available to cover Rent and other costs related to the applicable Property following such damage, destruction or Condemnation.

1.105       “Willington Rent” shall have the meaning given such term in Section 4.4.

1.106       “Work” shall have the meaning given such term in Section 10.2.4.

ARTICLE 2

LEASED PROPERTY AND TERM

2.1           Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord leases and licenses to Tenant and Tenant leases and licenses from Landlord all of Landlord’s right, title and interest in and to all of the following (each of items (a) through (f) below which, as of the Commencement Date, relates to any single Travel Center, a “Property” and together with item (g) below, collectively, the “Leased Property”, and those portions of the Leased Property described in items (a) through (d) below being the “Real Property”), Landlord having no right, title or interest in the Retained Buildings:

(a)           those certain tracts, pieces and parcels of land, as more particularly described in Exhibits A-1 through A-146, attached hereto and made a part hereof (the “Land”);

(b)           all buildings, structures and other improvements of every kind including, but not limited to, underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the “Leased Improvements”);

(c)           all easements, rights and appurtenances relating to the Land and the Leased Improvements;

(d)           all equipment, machinery and fixtures integral to the operation of the Leased Improvements, and other items of property now or hereafter permanently affixed or integral to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant’s Personal Property (collectively, the “Fixtures”);

(e)                                  all of the Leased Intangible Property;

(f)                                    any and all leases of space in the Leased Improvements; and

(g)                                 all of the Transferred Trademarks whether or not used at or on any Property (such rights of Tenant in the Transferred Trademarks being nonexclusive, worldwide, non-assignable but sublicensable to the extent expressly set forth in this Agreement).

2.2                                 Condition of Leased Property. Tenant acknowledges receipt and delivery of possession of the Leased Property and Tenant accepts the Leased Property in its “as is” condition, subject to the rights of parties in possession, the existing state of title, including all covenants, conditions, restrictions, reservations, mineral leases, easements and other matters of record or that are visible or apparent on the Leased Property, all applicable Legal Requirements, the lien of any financing instruments, mortgages and deeds of trust existing prior to the Commencement Date or permitted by the terms of this Agreement, and such other matters which would be disclosed by an inspection of the Leased Property and the record title thereto or by an accurate survey thereof. TENANT REPRESENTS THAT IT HAS INSPECTED THE LEASED PROPERTY AND ALL OF THE FOREGOING AND HAS FOUND THE CONDITION THEREOF SATISFACTORY AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF LANDLORD OR LANDLORD’S AGENTS OR EMPLOYEES WITH RESPECT THERETO AND TENANT WAIVES ANY CLAIM OR ACTION AGAINST LANDLORD IN RESPECT OF THE CONDITION OF THE LEASED PROPERTY. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. To the maximum extent permitted by law, however, Landlord hereby assigns to Tenant all of Landlord’s rights to proceed against any predecessor in interest or insurer for breaches of warranties or representations or for latent defects in the Leased Property. Landlord shall fully cooperate with Tenant in the prosecution of any such claims, in Landlord’s or Tenant’s name, all at Tenant’s sole cost and expense. Tenant shall indemnify, defend, and hold harmless Landlord from and against any loss, cost, damage or liability (including reasonable attorneys’ fees) incurred by Landlord in connection with such cooperation.

2.3                                 Term. The term of this Agreement (the “Term”) shall commence on the Commencement Date and shall expire on December 31, 2022.

The term hereof with respect to the Existing Third Party Trade Names and Service Mark Rights shall be co-terminous with the duration of the third party rights thereto as of the Commencement Date and may extend beyond the Term or any earlier termination of the Term hereof (but not later than December 31, 2027), and Tenant’s obligations hereunder to Landlord with respect to any such Existing Third Party Trade Names and Service Mark Rights shall apply throughout such additional period as if it were part of the Term; Tenant hereby representing that such extension for the period beyond what would have been the Term had it expired by passage of time does not apply to more than five (5) Travel Centers or other hospitality, fuel and service facilities in the aggregate.

ARTICLE 3

RENT

3.1                                 Rent. Tenant shall pay, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset, abatement, demand or deduction (unless otherwise expressly provided in this Agreement), Minimum Rent and Additional Rent to Landlord and Additional Charges to the party to whom such Additional Charges are payable, during the Term. All payments to Landlord shall be made by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion. Rent for any partial calendar month shall be prorated on a per diem basis.

3.1.1 Minimum Rent.

(a)                                  Payments. Minimum Rent shall be paid in equal monthly installments in arrears on the first Business Day of each calendar month during the Term.

(b)                                 Adjustments of Minimum Rent Following Disbursements Under Sections 5.1.2(b), 10.2.3 and 11.2. Effective on the date of each disbursement to pay for the cost of any repairs, maintenance, renovations or replacements pursuant to Sections 5.1.2(b), 10.2.3 or 11.2, the annual Minimum Rent shall be increased by a per annum amount equal to the Disbursement Rate times the amount so disbursed.

3.1.2 Additional Rent.

(a)                                  Amount. Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year during the Term subsequent to the Base Year, with respect to each Property, in an amount equal to the sum of (x) three-tenths of one percent (0.3%) of Excess Fuel Gross Revenues at such Property and (y) three percent (3%) of Excess Non-Fuel Gross Revenues at such Property; provided, however, that in no Lease Year shall Tenant be obligated to pay an aggregate amount on account of Excess Fuel Gross Revenues at the Leased Property in excess of the Fuel Sales Cap.

(b)                                 Quarterly Installments. Installments of Additional Rent for each Lease Year during the Term, or portion thereof, shall be calculated and paid quarterly in arrears, on the first Business Day of the subsequent quarter, together with an Officer’s Certificate setting forth the calculation of Additional Rent due and payable for such quarter.

(c)                                  Reconciliation of Additional Rent. In addition, within seventy-five (75) days after the end of the Base Year and each Lease Year thereafter (or any portion thereof occurring during the Term), Tenant shall deliver, or cause to be delivered, to Landlord (i) a financial report setting forth the Gross Fuel Revenues and Gross Non-Fuel Revenues for each Property for such preceding Lease Year, or portion thereof, together with an Officer’s Certificate from Tenant’s chief financial or accounting officer certifying that such report is true and correct, (ii) an audit of Gross Fuel Revenues and Gross Non-Fuel Revenues prepared by a firm of independent certified public accountants proposed by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), and (iii) a statement showing Tenant’s calculation of Additional Rent due for such preceding Lease Year based on the Gross Fuel Revenues and Gross Non-Fuel Revenues set forth in such financial report, together with an Officer’s Certificate from Tenant’s chief financial or accounting officer certifying that such statement is true and correct.

If the annual Additional Rent for such preceding Lease Year as set forth in Tenant’s statement thereof exceeds the amount previously paid with respect thereto by Tenant, Tenant shall pay such excess to Landlord at such time as the statement is delivered, together with interest at the Interest Rate, which interest shall accrue from the close of such preceding Lease Year until the date that such statement is required to be delivered and, thereafter, such interest shall accrue at the Overdue Rate, until the amount of such difference shall be paid or otherwise discharged. If the annual Additional Rent for such preceding Lease Year as shown in such statement is less than the amount previously paid with respect thereto by Tenant, Landlord shall grant Tenant a credit against the Additional Rent next coming due in the amount of such difference, together with interest at the Interest Rate, which interest shall accrue from the date of payment by Tenant until the date such credit is applied or paid, as the case may be. If such credit cannot be made because the Term has expired prior to application in full thereof, Landlord shall pay the unapplied balance of such credit to Tenant, together with interest at the Interest Rate, which interest shall accrue from the date of payment by Tenant until the date of payment by Landlord.

(d)                       Confirmation of Additional Rent. Tenant shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices and in all material respects in accordance with GAAP, which will accurately record all Gross Fuel Revenues and all Gross Non-Fuel Revenues and Tenant shall retain, for at least three (3) years after the expiration of each Lease Year, reasonably adequate records conforming to such accounting system showing all Gross Fuel Revenues and Gross Non-Fuel Revenues for such Lease Year. Landlord, at its own expense, shall have the right, exercisable by Notice to Tenant, by its accountants or representatives, to audit the information set forth in the Officer’s Certificate referred to in subparagraph (c) above and, in connection with any such audit, to examine Tenant’s books and records with respect thereto (including supporting data and sales and excise tax returns). Landlord shall begin such audit as soon as reasonably possible following its receipt of the applicable Officer’s Certificate and shall complete such audit as soon as reasonably possible thereafter. All such audits shall be performed at the location where such books and records are customarily kept and in such a manner so as to minimize any interference with Tenant’s business operations. If any such audit discloses a deficiency in the payment of Additional Rent and, either Tenant agrees with the result of such audit or the matter is otherwise determined, Tenant shall forthwith pay to Landlord the amount of the deficiency, as finally agreed or determined, together with interest at the Interest Rate, from the date such payment should have been made to the date of payment thereof. If any such audit discloses that Tenant paid more Additional Rent for any Lease Year than was due hereunder, and either Landlord agrees with the result of such audit or the matter is otherwise determined, Landlord shall, at Landlord’s option, either grant Tenant a credit or pay to Tenant an amount equal to the amount of such overpayment against Additional Rent next coming due in the amount of such difference, as finally agreed or determined, together with interest at the Interest Rate, which interest shall accrue from the time of payment by Tenant until the date such credit is applied or paid, as the case may be; provided, however, that, upon the expiration or sooner termination of the Term, Landlord shall pay the unapplied balance of such credit to Tenant, together with interest at the Interest Rate, which interest shall accrue from the date of payment by Tenant until the date of payment from Landlord. Any dispute concerning the correctness of an audit shall be settled by arbitration pursuant to the provisions of Article 22.

Any proprietary information obtained by Landlord with respect to Tenant pursuant to the provisions of this Agreement shall be treated as confidential, except that such information may be disclosed or used, subject to appropriate confidentiality safeguards, pursuant to court order or in any litigation between the parties and except further that Landlord may disclose such information to its prospective lenders, provided that Landlord shall direct such lenders to maintain such information as confidential. The obligations of Tenant and Landlord contained in this Section 3.1.2 shall survive the expiration or earlier termination of this Agreement.

3.1.3 Additional Charges. In addition to the Minimum Rent and Additional Rent payable hereunder, Tenant shall pay (or cause to be paid) to the appropriate parties and discharge (or cause to be discharged) as and when due and payable the following (collectively, “Additional Charges”):

(a)                                  Impositions. Subject to Article 8 relating to permitted contests, Tenant shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost (other than any opportunity cost as a result of a failure to take advantage of any discount for early payment) may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly, upon request, furnish to Landlord copies of official receipts or other reasonably satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay, or cause to pay, such installments during the Term as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Landlord, at its expense, shall, to the extent required or permitted by Applicable Law, prepare and file, or cause to be prepared and filed, all tax returns and pay all taxes due in respect of Landlord’s net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock or other equity interests, and Tenant, at its expense, shall, to the extent required or permitted by Applicable Laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Government Agencies. If any refund shall be due from any taxing authority in respect of any Imposition paid by or on behalf of Tenant, the same shall be paid over to or retained by Tenant. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event Government Agencies classify any property covered by this Agreement as personal property, Tenant shall file, or cause to be filed, all personal property tax returns in such jurisdictions where it may legally so file. Each party shall, to the extent it possesses the same, provide the other, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns for property covered by this Agreement, Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to file a protest. All

Impositions assessed against such personal property shall be (irrespective of whether Landlord or Tenant shall file the relevant return) paid by Tenant not later than the last date on which the same may be made without interest or penalty, subject to the provisions of Article 8.

Landlord shall give prompt Notice to Tenant of all Impositions payable by Tenant hereunder of which Landlord at any time has knowledge; provided, however, that Landlord’s failure to give any such notice shall in no way diminish Tenant’s obligation hereunder to pay such Impositions.

(b)                                 Utility Charges. Tenant shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in connection with the Leased Property.

(c)                                  Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to Article 9.

(d)                                 Other Charges. Tenant shall pay or cause to be paid all other amounts, liabilities and obligations, including, without limitation, all amounts payable under any equipment leases and all agreements to indemnify Landlord under Section 9.5.

(e)                                  Reimbursement for Additional Charges. If Tenant pays or causes to be paid property taxes or similar or other Additional Charges attributable to periods after the end of the Term, whether upon expiration or sooner termination of this Agreement, Tenant may, within a reasonable time after the end of the Term, provide Notice to Landlord of its estimate of such amounts. Landlord shall promptly reimburse Tenant for all payments of such taxes and other similar Additional Charges that are attributable to any period after the Term of this Agreement.

3.2                                 Late Payment of Rent, Etc. If any installment of Minimum Rent, Additional Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Landlord) shall not be paid within ten (10) days after its due date, Tenant shall pay Landlord, on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges directly to Landlord or any Property Mortgagee pursuant to any requirement of this Agreement, Tenant shall be relieved of its obligation to pay such Additional Charges to the Entity to which they would otherwise be due. If any payments due from Landlord to Tenant shall not be paid within ten (10) days after its due date, Landlord shall pay to Tenant, on demand, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment from the due date of such installment to the date of payment thereof.

In the event of any failure by Tenant to pay any Additional Charges when due, Tenant shall promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost which is added for non-payment or late payment of such items. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Agreement or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent and Additional Rent.

3.3                                 Net Lease, Etc. The Rent shall be absolutely net to Landlord so that this Agreement shall yield to Landlord the full amount of the installments or amounts of the Rent throughout the Term, subject to any other provisions of this Agreement which expressly provide otherwise, including those provisions for adjustment or abatement of such Rent. Landlord and Tenant acknowledge and agree that none of the Rent provided for under this Agreement is allocable to any personal property included in the Leased Property.

3.4                               No Termination, Abatement, Etc. Except as otherwise specifically provided in this Agreement, each of Landlord and Tenant, to the maximum extent permitted by law, shall remain bound by this Agreement in accordance with its terms and shall not take any action without the consent of the other to modify, surrender or terminate this Agreement. In addition, except as otherwise expressly provided in this Agreement, Tenant shall not seek, or be entitled to, any abatement, deduction, deferment or reduction of the Rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of (a) any damage to or destruction of the Leased Property, or any portion thereof, from whatever cause or any Condemnation; (b) the lawful or unlawful prohibition of, or restriction upon, Tenant’s use of the Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title; (c) any claim which Tenant may have against Landlord by reason of any default (other than a monetary default) or breach of any warranty by Landlord under this Agreement or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord; or (e) for any other cause whether similar or dissimilar to any of the foregoing (other than a monetary default by Landlord). Except as otherwise specifically provided in this Agreement, Tenant hereby waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Agreement or quit or surrender the Leased Property, or any portion thereof, or (b) which would entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable or other obligations to be performed by Tenant hereunder. The obligations of Tenant hereunder shall be separate and independent covenants and agreements, and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Agreement.

ARTICLE 4

USE OF THE LEASED PROPERTY

4.1                                 Permitted Use.

4.1.1                        Permitted Use.

(a) Tenant shall, at all times during the Term, and at any other time that Tenant shall be in possession of any Property, continuously use and operate, or cause to be used and operated, such Property as a Travel Center, as currently operated, and any uses incidental thereto. Tenant shall operate the Travel Centers under the name Travel Centers of America or Goasis, or such other name as TCA shall use for all or substantially all of the travel center locations operated by it and its Affiliated Persons as of the Commencement Date. Tenant shall not use (and shall not permit any Person to use) any Property, or any portion thereof, for any other use without the prior written consent of Landlord, which approval shall not be unreasonably withheld, delayed or conditioned. No use shall be made or permitted to be made of any Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering such Property or any part thereof (unless another adequate policy is available) or which would constitute a default under any ground lease affecting such Property, nor shall Tenant sell or otherwise provide, or permit to be kept, used or sold in or about any Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter’s regulations. Tenant shall, at its sole cost (except as expressly provided in Section 5.1.2(b)), comply or cause to be complied with all Insurance Requirements. Tenant shall not take or omit to take, or permit to be taken or omitted to be taken, any action, the taking or omission of which materially impairs the value or the usefulness of any Property or any part thereof for its Permitted Use.

(b) In the event that, in the reasonable determination of Tenant, it shall no longer be economically practical to operate any Property as currently operated, Tenant shall give Landlord Notice thereof, which Notice shall set forth in reasonable detail the reasons therefor. Thereafter, Landlord and Tenant shall negotiate in good faith to agree on an alternative use for such Property, appropriate adjustments to the Additional Rent and other related matters; provided, however, in no event shall the Minimum Rent be reduced or abated as a result thereof. If Landlord and Tenant fail to agree on an alternative use for such Property within sixty (60) days after commencing negotiations as aforesaid, Tenant may market such Property for sale to a third party. If Tenant receives a bona fide offer (an “Offer”) to purchase such Property from a Person having the financial capacity to implement the terms of such Offer, Tenant shall give Landlord Notice thereof, which Notice shall include a copy of the Offer executed by such third party. In the event that Landlord shall fail to accept or reject such Offer within thirty (30) days after receipt of such Notice, such Offer shall be deemed to be rejected by Landlord. If Landlord shall sell the Property pursuant to such Offer, then, effective as of the date of such sale, this Agreement shall terminate with respect to such Property, and the Minimum Rent shall be reduced by an amount equal to, at Landlord’s option, (x) eight and one half percent (8.5%) of the net proceeds of sale received by Landlord or (y) the Fair Market Value Rent of the

applicable Property on the Commencement Date, such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord. If Landlord shall reject (or be deemed to have rejected) such Offer, then, effective as of the proposed date of such sale, this Agreement shall terminate with respect to such Property, and the Minimum Rent shall be reduced by an amount equal to, at Landlord’s option, (x) eight and one half percent (8.5%) of the projected net proceeds determined by reference to such Offer (and, at Landlord’s request, Tenant shall cause TCA (or its Affiliated Persons) to enter into a franchise agreement on market terms with Landlord or Landlord’s designee providing for the operation of such Property by Landlord or such designee as a Travel Center under the TCA brand) or (y) the Fair Market Value Rent of the applicable Property on the Commencement Date, such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord. Notwithstanding the foregoing, Tenant shall not have the right to invoke the provisions of this Section 4.1.1(b) with respect to more than 15 Properties during the Term.

4.1.2        Necessary Approvals. Tenant shall proceed with all due diligence and exercise reasonable efforts to obtain and maintain, or cause to be obtained and maintained, all approvals necessary to use and operate, for its Permitted Use, each Property and the Travel Center located thereon under applicable law.

4.1.3        Lawful Use, Etc. Tenant shall not, and shall not permit any Person to, use or suffer or permit the use of any Property or Tenant’s Personal Property, if any, for any unlawful purpose. Tenant shall not, and shall not permit any Person to, commit or suffer to be committed any waste on any Property, or in any Travel Center, nor shall Tenant cause or permit any unlawful nuisance thereon or therein. Tenant shall not, and shall not permit any Person to, suffer nor permit any Property, or any portion thereof, to be used in such a manner as (i) may materially and adversely impair Landlord’s or Tenant’s title thereto or to any portion thereof, or (ii) may reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of such Property, or any portion thereof.

4.2                                 Compliance with Legal/Insurance Requirements, Etc.  Subject to the provisions of Section 5.1.2(b) and Article 8,

Tenant, at its sole expense, shall (i) comply with (or cause to be complied with) all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration and restoration of any Property and with the terms and conditions of any ground lease affecting any Property, (ii) perform (or cause to be performed) in a timely fashion all of Landlord’s obligations under any ground lease affecting any Property except as provided in Section 4.4 and (iii) procure, maintain and comply with (or cause to be procured, maintained and complied with) all material licenses, permits and other authorizations and agreements required for any use of any Property and Tenant’s Personal Property, if any, then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

4.3                                 Environmental Matters.

4.3.1        Restriction on Use, Etc. During the Term and any other time that Tenant shall be in possession of any Property, Tenant shall not, and shall not permit any Person to, store on, release or spill upon, dispose of or transfer to or from such Property any Hazardous Substance, except in compliance with all Applicable Laws. During the Term and any other time that Tenant shall be in possession of any Property, Tenant shall maintain (or shall cause to be maintained) such Property at all times free of any Hazardous Substance (except in compliance with all Applicable Laws). Tenant shall promptly (and shall direct any Manager to promptly): (a) upon receipt of notice or knowledge, notify Landlord in writing of any material change in the nature or extent of Hazardous Substances at any Property, (b) transmit to Landlord a copy of any report which is required to be filed by Tenant or any Manager with respect to any Property pursuant to SARA Title III or any other Applicable Law, (c) transmit to Landlord copies of any citations, orders, notices or other governmental communications received by Tenant or any Manager or their respective agents or representatives with respect to Hazardous Substances or violations or alleged violations of Applicable Law (each an “Environmental Notice”), which Environmental Notice requires a written response or any action to be taken and/or if such Environmental Notice gives notice of and/or presents a material risk of any material violation of any Applicable Law and/or presents a material risk of any material cost, expense, loss or damage (an “Environmental Obligation”), (d) observe and comply with (or cause to be observed and complied with) all Applicable Laws relating to the use, storage, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use, storage or maintenance, or requiring the removal, treatment, containment or other disposition of Hazardous Substances, and (e) pay or otherwise dispose (or cause to be paid or otherwise disposed) of any fine, charge or Imposition related to Hazardous Substances or violations of Applicable Law for which Tenant or any Person claiming by, through or under Tenant and/or Landlord are legally liable, unless Tenant or any Manager shall contest the same in good faith and by appropriate proceedings and the right to use and the value of any of the Leased Property is not materially and adversely affected thereby.

If, at any time prior to the termination of this Agreement, Hazardous Substances (other than those maintained in accordance with Applicable Laws) are discovered on any Property, subject to Tenant’s right to contest the same in accordance with Article 8, Tenant shall take (and shall cause to be taken) all actions and incur any and all expenses, as are required by any Government Agency and by Applicable Law, (i) to clean up and remove from and about such Property all Hazardous Substances thereon, (ii) to contain and prevent any further discharge, release or threat of discharge or release of Hazardous Substances on or about such Property and (iii) to use good faith efforts to eliminate any further discharge, release or threat of discharge or release of Hazardous Substances on or about such Property.

4.3.2        Environmental Report. Tenant shall, at its sole cost and expense, provide Landlord with an Environmental Report (as hereinafter defined), prepared by an environmental consultant reasonably acceptable to Landlord and dated within sixty (60) days of the expiration or sooner termination of this Agreement concluding, subject to customary limitations and standards, that Tenant shall have complied with all of its obligations under Section 4.3 of this Agreement to date and that the Leased Property does not contain any Hazardous Substances, other than in compliance with Applicable Laws, and which, at Landlord’s request, Tenant shall remove from the Leased Property on or before the expiration or sooner termination hereof. An “Environmental Report” shall be a so-called “Phase I” report or such other level of investigation which shall be the standard of diligence in the purchase or lease of similar property at the time, together with any additional investigation and report which would be needed to make the conclusions required above or which would customarily follow any discovery contained in any initial report(s), and for which the investigation and testing on which the conclusions shall have been based shall have been performed not earlier than thirty (30) days prior to the date of such report.

4.3.3        Survival. The provisions of this Section 4.3 shall survive the expiration or sooner termination of this Agreement.

4.4                                 Ground Leases. Tenant shall pay and perform all of Landlord’s obligations as tenant under the Ground Leases except that (a) Landlord shall pay the basic and minimum rent and percentage rent due under the Willington Travel Center ground lease (and Tenant shall reasonably cooperate with Landlord in providing timely information and computations for purposes of computing such rent under such ground lease) and (b) Tenant shall, during the term of such ground lease, pay to Landlord, monthly in advance, the Willington Rent. The “Willington Rent” shall be the sum of (i) all the payments required under Section 5(a) of such ground lease on account of debt service, including without limitation, amounts described in Section 5(a) (iii) thereof (it being understood that if such debt service or any component thereof is ever determined on the basis of a formula not compliant with Section 856(d) (2) of the Code, then the parties shall renegotiate a compliant substitute for the amounts described under this clause (i)), plus (ii) the “Fixed Component” which initially shall be $82,270.83 per month and which shall increase annually on each October 1 to be the product of the Fixed Component for the month prior to the increase multiplied by the sum of 1 plus the percentage increase (if any) in the Index (expressed as a decimal) during the year preceding the increase. To the extent the Index shall decrease during any such prior year, the Fixed Component shall remain unchanged. If Landlord has the right, under the provisions of any of the Ground Leases, to elect to renew or extend the term of such Ground Leases or to purchase the ground leased property, Tenant shall so notify Landlord at least one hundred eighty (180) days (but no more than one (1) year) prior to the expiration of the period within which Landlord is obligated to notify the landlord under such Ground Leases of its election to renew, extend or purchase, as the case may be. Such notice from Tenant shall contain all of the relevant facts about the impending election to renew, extend or purchase, including, as applicable, the length of the period of renewal, the rental rate and/or the purchase price. In the event of the expiration or termination of any Ground Lease, this Agreement shall terminate with respect to such Property as of the date of such expiration or termination; provided, however, in such event, there shall be no reduction in the Minimum Rent. Landlord shall provide Tenant copies of notices received by Landlord from the lessor under any Ground Lease.

ARTICLE 5

MAINTENANCE AND REPAIRS

5.1                                 Maintenance and Repair.

5.1.1        Tenant’s General Obligations.

(a)          Tenant shall keep (or cause to be kept), at Tenant’s sole cost and expense, the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto (and Tenant’s Personal Property) in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant’s or any Manager’s use, any prior use, the elements or the age of the Leased Property or Tenant’s Personal Property or any portion thereof), and shall promptly make or cause to be made all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise). All repairs shall be made in a good, workmanlike manner, consistent with industry standards for comparable Travel Centers in like locales, in accordance with all applicable federal, state and local statutes, ordinances, codes, rules and regulations relating to any such work. Tenant shall not take or omit to take (or permit any Person to take or omit to take) any action, the taking or omission of which would materially and adversely impair the value or the usefulness of the Leased Property or any material part thereof for its Permitted Use. Tenant’s use, occupancy and maintenance of the Leased Property shall comply with all published requirements imposed from time to time on a system-wide basis for TCA Travel Centers. Tenant’s obligations under this Section 5.1.1 shall be limited in the event of any casualty or Condemnation as set forth in Article 10 and Article 11 and Tenant’s obligations with respect to Hazardous Substances are as set forth in Section 4.3.

(b)         Tenant shall prepare and submit to Landlord for Landlord’s approval, on or before December 1 of each Lease Year during the Term hereof and for the next following

Lease Year, a detailed budget (the “Capital Replacements Budget”) for each Property, projecting all costs, expenses and expenditures expected to be incurred at such Property during the following Lease Year for Capital Additions. Each Capital Replacements Budget shall be supplemented by such information as Landlord shall reasonably request from time to time.

(c)  Allowance. Provided that no Event of Default shall have occurred and be continuing hereunder and Tenant shall otherwise comply with the applicable provisions of Article 6, Landlord shall, provide Tenant with an allowance of up to One Hundred Twenty-Five Million Dollars ($125,000,000) (the “Allowance”) to pay for the cost of certain improvements and additions to the Real Property as set forth on Exhibit C, attached hereto and made a part hereof, or such other improvements and additions as may be approved in the Capital Replacements Budget from time to time, which improvements and additions are completed in compliance with all applicable terms of this Agreement, on or before December 31, 2015; provided, however, Tenant may not draw more than $25 million of the Allowance per year during each of the first five Lease Years of the Term. Tenant shall provide Landlord with appropriate invoices and such other documentation and information as Landlord shall reasonably request each time Tenant requests a disbursement of the Allowance. There shall be no adjustment of Minimum Rent in connection with any such disbursement of the Allowance to Tenant. At Landlord’s option, disbursements of the Allowance may be conditioned on Tenant satisfying the applicable provisions of Section 10.2.4 for the disbursement of insurance proceeds.

5.1.2        Landlord’s Obligations.

(a)  Except as otherwise expressly provided in this Agreement, Landlord shall not, under any circumstances, be required to build or rebuild any improvement on the Real Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, or to maintain the Leased Property in any way. Except as otherwise expressly provided in this Agreement, Tenant hereby waives, to the maximum extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect on the Commencement Date or thereafter enacted. Landlord shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic’s lien laws now or hereafter existing.

(b) If, pursuant to the terms of this Agreement, Tenant is required to make any Capital Expenditures, including, without limitation, the Capital Expenditures identified in any Capital Replacements Budget, Tenant may, at its election, advance such funds or give Landlord Notice thereof, which Notice shall set forth, in reasonable detail, the nature of the required Capital Expenditure, the estimated cost thereof and such other information with respect thereto as Landlord may reasonably require. Provided that no Event of Default shall have occurred and be continuing and Tenant shall otherwise comply with the applicable provisions of Article 6, Landlord shall, within ten (10) Business Days after such Notice, subject to and in accordance with the applicable provisions of Article 6, disburse such required funds to Tenant (or, if Tenant shall so elect, directly to the Manager or any other Person performing the required work) and, upon such disbursement, the Minimum Rent shall be adjusted as provided in Section 3.1.1 (b). Notwithstanding the foregoing, Landlord may elect not to disburse such required funds to Tenant; provided, however, that if Landlord shall elect not to disburse such required funds as aforesaid, Tenant’s obligation to make such required Capital Expenditure shall be deemed waived by Landlord, and, notwithstanding anything contained in this Agreement to the contrary, Tenant shall have no obligation to make such Capital Expenditure.

5.1.3        Nonresponsibility of Landlord, Etc. All materialmen, contractors, artisans, mechanics and laborers and other persons contracting with Tenant with respect to the Leased Property, or any part thereof, are hereby charged with notice that liens on the Leased Property or on Landlord’s interest therein are expressly prohibited and that they must look solely to Tenant to secure payment for any work done or material furnished to Tenant or any Manager or for any other purpose during the term of this Agreement.

Nothing contained in this Agreement shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any materials for any alteration, addition, improvement or repair to the Leased Property or any part thereof or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Leased Property or any part thereof nor to subject Landlord’s estate in the Leased Property or any part thereof to liability under any mechanic’s lien law of any State in any way, it being expressly understood Landlord’s estate shall not be subject to any such liability.

5.2           Tenant’s Personal Property. Tenant shall provide and maintain (or cause to be provided and maintained) throughout the Term all such Tenant’s Personal Property as shall be necessary in order to operate in compliance with applicable material Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Permitted Use. If, from and after the Commencement Date, Tenant acquires an interest in any item of tangible personal property (other than motor vehicles) on, or in connection with, the Leased Property, or any portion thereof, which belongs to anyone other than Tenant, Tenant shall require the agreements permitting such use to provide that Landlord or its designee may assume Tenant’s rights and obligations under such agreement upon Landlord’s purchase of the same in accordance with the provisions of Article 15 and the assumption of management or operation of the Travel Center by Landlord or its designee.

5.3           Yield Up. Upon the expiration or sooner termination of this Agreement, Tenant shall remove all of Tenant’s Personal Property (other than that purchased by Landlord pursuant to Article 15) and vacate and surrender the Leased Property to Landlord (except that Tenant shall not surrender its rights to use the trade names, trademarks, service marks, domain names, logos and other brand-source indicia, including all goodwill related thereto, to the extent necessary for it to comply with its obligations with respect to the Existing Third Party Trade Names and Service Mark Rights until the various dates on which the rights thereto of such third parties expire, to the extent and as more particularly described in Section 2.3) in substantially the same condition in which the Leased Property was in on the Commencement Date, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Agreement, reasonable wear and tear excepted (and casualty damage and Condemnation, in the event that this Agreement is terminated following a casualty or Condemnation in accordance with Article 10 or Article 11, excepted).

Notwithstanding the foregoing, as to any Property which contains Retained Buildings (other than those, if any, which are to be surrendered to the landlord under any Ground Lease), Tenant shall, at the expiration or earlier termination of this Agreement (or in the case of any termination of this Agreement pursuant to Section 4.1.1 with respect to a Property containing such Retained Buildings), remove such Retained Buildings and surrender the Property to Landlord without such Retained Buildings but otherwise in the condition required above unless Landlord shall, prior to the end of the Term, elect to purchase such Retained Buildings on any Property for the Fair Market Value thereof as of the last day of the Term, such Fair Market Value to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord.

In addition, upon the expiration or earlier termination of this Agreement, Tenant shall, at Landlord’s sole cost and expense, use its good faith efforts to transfer (or cause to be transferred) to Landlord or its nominee, and cooperate with Landlord or Landlord’s nominee in connection with the processing of all applications for, licenses, operating permits and other governmental authorizations and all contracts, including contracts with Government Agencies and rights with third party franchisors which may be necessary for the use and operation of the Travel Centers as then operated (all such licenses, permits, authorizations and contracts being “Operating Rights”). Tenant hereby appoints Landlord as its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this paragraph and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with Government Agencies, and executing any instruments, assignments, conveyances, and other transfers which are required to be taken or executed by Tenant, on its behalf and in its name, which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution of Tenant.

If requested by Landlord, Tenant shall continue to manage one or more of the Travel Centers after the expiration of the Term for up to one hundred eighty (180) days, on such reasonable terms (including receipt by Tenant of a market management fee), as Landlord shall reasonably request.

5.4           Management and Franchise Agreements. Tenant shall not, without Landlord’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned with respect to Tenant’s Affiliated Persons), enter into, amend or modify the provisions of, or extend or renew (or allow to be entered into, amended, modified, extended or renewed) any Management Agreement or TA Franchise Agreement. Any agreements entered into pursuant to the provisions of this Section 5.4 shall be subordinate to this Agreement and shall provide, inter alia, that all amounts due from Tenant thereunder shall be subordinate to all amounts due from Tenant to Landlord (provided that, as long as no Event of Default has occurred and is continuing, Tenant may pay all amounts due from it thereunder) and for termination thereof, at Landlord’s option, upon the termination of this Agreement. Tenant shall not take any action, grant any consent or permit any action or consent under, any Management Agreement or TA Franchise Agreement which might have a material adverse effect on Landlord, without the prior written consent of Landlord. Tenant shall enforce, or cause to be enforced, all rights of the franchisor under the TA Franchise Agreements. Upon the expiration or earlier termination of any TA Franchise Agreement with respect to any Property, Tenant shall operate the applicable Property in accordance with the applicable provisions of this Agreement.

ARTICLE 6

IMPROVEMENTS, ETC.

6.1           Improvements to the Leased Property. Tenant shall not make, construct or install (or permit to be made, constructed or installed) any Capital Additions without, in each instance, obtaining Landlord’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned provided that (a) construction or installation of the same would not adversely affect or violate any material Legal Requirement or Insurance Requirement applicable to any Property and (b) Landlord shall have received an Officer’s Certificate certifying as to the satisfaction of the conditions set out in clause (a) above; provided, however, that no such consent shall be required in the event immediate action is required to prevent imminent harm to person or property or with respect to any Capital Addition approved in the applicable Capital Replacements Budget and having an aggregate cost not to exceed $250,000. Prior to commencing construction of any Capital Addition, Tenant shall submit to Landlord, in writing, a proposal setting forth, in reasonable detail, any such proposed improvement and shall provide to Landlord such plans and specifications, and such permits, licenses, contracts and such other information concerning the same as Landlord may reasonably request.

Landlord shall have thirty (30) days to review all materials submitted to Landlord in connection with any such proposal. Failure of Landlord to respond to Tenant’s proposal within thirty (30) days after receipt of all information and materials requested by Landlord in connection with the proposed improvement shall be deemed to constitute approval of the same. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such proposed improvement and the use or uses to which it will be put. No Capital Addition shall be made which would tie in or connect any Leased Improvements with any other improvements on property adjacent to any Property (and not part of the Land) including, without limitation, tie-ins of buildings or other structures or utilities. Except as permitted herein, Tenant shall not finance the cost of any construction of such improvement by the granting of a lien on or security interest in the Leased Property or such improvement, or Tenant’s interest therein, without the prior written consent of Landlord, which consent may be withheld by Landlord in Landlord’s sole discretion. Any such improvements shall, upon the expiration or sooner termination of this Agreement, remain or pass to and become the property of Landlord, free and clear of all encumbrances other than Permitted Encumbrances, except as provided in Section 5.3 with respect to Retained Buildings.

6.2           Salvage. All materials which are scrapped or removed in connection with the making of either Capital Additions or non-Capital Additions or repairs required by Article 5 shall be or become the property of the party that paid for such work.

ARTICLE 7

LIENS

Subject to Article 8, Tenant shall use its best efforts not, directly or indirectly, to create or allow to remain and shall promptly discharge (or cause to be discharged), at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property, or any portion thereof, or Tenant’s leasehold interest therein or any attachment, levy, claim or encumbrance in respect of the Rent, other than (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Landlord, (c) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (d) subleases permitted by Article 16, (e) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (i) the same are not yet due and payable, or (ii) are being contested in accordance with Article 8, (f) liens of mechanics, laborers, materialmen, suppliers or vendors incurred in the ordinary course of business that are not yet due and payable or are for sums that are being contested in accordance with Article 8, (g) any Property Mortgages or other liens which are the responsibility of Landlord pursuant to the provisions of Article 20 and (h) Landlord Liens and any other voluntary liens created by Landlord.

ARTICLE 8

PERMITTED CONTESTS

Tenant shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, Environmental Obligation, lien, attachment, levy, encumbrance, charge or claim (collectively, “Claims”) as to the Leased Property, by appropriate legal proceedings, conducted in good faith and with due diligence, provided that (a) the foregoing shall in no way be construed as relieving, modifying or extending Tenant’s obligation to pay (or cause to be paid) any Claims as finally determined, (b) such contest shall not cause Landlord or Tenant to be in default under any ground lease, mortgage or deed of trust encumbering the Leased Property, or any portion thereof (Landlord agreeing that any such ground lease, mortgage or deed of trust shall permit Tenant to exercise the rights granted pursuant to this Article 8) or any interest therein or result in or reasonably be expected to result in a lien attaching to the Leased Property, or any portion thereof, (c) no part of the Leased Property nor any Rent therefrom shall be in any immediate danger of sale, forfeiture, attachment or loss, and (d) Tenant shall indemnify and hold harmless Landlord from and against any cost, claim, damage, penalty or reasonable expense, including reasonable attorneys’ fees, incurred by Landlord in connection therewith or as a result thereof. Landlord agrees to join in any such proceedings if required legally to prosecute such contest, provided that Landlord shall not thereby be subjected to any liability therefor (including, without limitation, for the payment of any costs or expenses in connection therewith) unless Tenant agrees by agreement in form and substance reasonably satisfactory to Landlord, to assume and indemnify Landlord with respect to the same. Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord to the extent that Landlord has been fully reimbursed by Tenant. If Tenant shall fail (x)

to pay or cause to be paid any Claims when finally determined, (y) to provide reasonable security therefor or (z) to prosecute or cause to be prosecuted any such contest diligently and in good faith, Landlord may, upon reasonable notice to Tenant (which notice shall not be required if Landlord shall reasonably determine that the same is not practicable), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, as Additional Charges.

ARTICLE 9

INSURANCE AND INDEMNIFICATION

9.1           General Insurance Requirements. Tenant shall, at all times during the Term and at any other time Tenant shall be in possession of any Property, or any portion thereof, keep (or cause to be kept) such Property and all property located therein or thereon, insured against the risks and in such amounts as Landlord shall reasonably require and may be commercially reasonable. Tenant shall prepare a proposal setting forth the insurance Tenant proposes to be maintained with respect to each Property during the ensuing Lease Year, and shall submit such proposal to Landlord on or before December 1st of the preceding Lease Year, for Landlord’s review and approval, which approval shall not be unreasonably withheld, delayed or conditioned. In the event that Landlord shall fail to respond within thirty (30) days after receipt of such proposal, such proposal shall be deemed approved.

9.2           Waiver of Subrogation. Landlord and Tenant agree that (insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in any State) with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, the party carrying such insurance and suffering said loss releases the others of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies (and, if Landlord or Tenant shall self insure in accordance with the terms hereof, Landlord or Tenant, as the case may be) shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. In the event that any extra premium is payable by Tenant as a result of this provision, Landlord shall not be liable for reimbursement to Tenant for such extra premium.

9.3           Form Satisfactory, Etc. All insurance policies and endorsements required pursuant to this Article 9 shall be fully paid for, nonassessable, and issued by reputable insurance companies authorized to do business in the State and having a general policy holder’s rating of no less than A in Best’s latest rating guide. All property, business interruption, liability and flood insurance policies with respect to each Property shall include no deductible in excess of Five Hundred Thousand Dollars ($500,000). At all times, all property, business interruption, liability and flood insurance policies, with the exception of worker’s compensation insurance coverage, shall name Landlord and any Property Mortgagee as additional insureds, as their interests may appear. All loss adjustments shall be payable as provided in Article 10, except that losses under liability and worker’s compensation insurance policies shall be payable directly to the party entitled thereto. Tenant shall cause all insurance premiums to be paid and shall deliver (or cause to be delivered) policies or certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, prior to the expiration of the existing policy). All such policies shall provide Landlord (and any Property Mortgagee if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy. In the event Tenant shall fail to effect (or cause to be effected) such insurance as herein required, to pay (or cause to be paid) the premiums therefor or to deliver (or cause to be delivered) such policies or certificates to Landlord or any Property Mortgagee at the times required, Landlord shall have the right, upon Notice to Tenant, but not the obligation, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

9.4           No Separate Insurance; Self-Insurance. Tenant shall not take (or permit any Person to take) out separate insurance, concurrent in form or contributing in the event of loss with that required by this Article 9, or increase the amount of any existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of such insurance, including Landlord and all Property Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Agreement. In the event Tenant shall take out any such separate insurance or increase any of the amounts of the then existing insurance,

Tenant shall give Landlord prompt Notice thereof. Tenant shall not self-insure (or permit any Person to self-insure).

9.5           Indemnification of Landlord. Notwithstanding the existence of any insurance provided for herein and without regard to the policy limits of any such insurance, Tenant shall protect, indemnify and hold harmless Landlord for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys’ fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of the following, except to the extent caused by Landlord’s gross negligence or willful misconduct: (a) any accident or injury to, or death of, persons or loss of or damage to property occurring on or about any Property or portion thereof or adjoining sidewalks or rights of way during the Term, (b) any past, present or future condition or use, misuse, non-use, management, maintenance or repair by Tenant, any Manager or anyone claiming under any of them of any Property, Tenant’s Personal Property or Transferred Trademarks, or any litigation, proceeding or claim by governmental entities (other than Condemnation proceedings) or other third parties relating to any Property or portion thereof or Tenant’s Personal Property or such use, misuse, non-use, condition, management, maintenance, or repair thereof, including failure to perform obligations under this Agreement, to which Landlord is made a party during the Term (limited, in the case of Environmental Obligations, to those provided in Section 4.3.1), (c) any Impositions that are the obligations of Tenant to pay pursuant to the applicable provisions of this Agreement, and (d) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of this Agreement. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord (and shall not be responsible for any duplicative attorneys’ fees incurred by Landlord) or may compromise or otherwise dispose of the same, with Landlord’s prior written consent (which consent may not be unreasonably withheld, delayed or conditioned). The obligations of Tenant under this Section 9.5 shall survive the termination of this Agreement.

ARTICLE 10

CASUALTY

10.1         Insurance Proceeds. Except as provided in the last clause of this sentence, all proceeds payable by reason of any loss or damage to any Property, or any portion thereof, and insured under any policy of insurance required by Article 9 (other than the proceeds of any business interruption insurance or insurance proceeds for Tenant’s Personal Property or the Retained Buildings) shall be paid directly to Landlord (subject to the provisions of Section 10.2) and all loss adjustments with respect to losses payable to Landlord shall require the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that, so long as no Event of Default shall have occurred and be continuing, all such proceeds less than or equal to Two Hundred Fifty Thousand Dollars ($250,000) shall be paid directly to Tenant and such losses may be adjusted without Landlord’s consent. If Tenant is required to reconstruct or repair any Property as provided herein, such proceeds shall be paid out by Landlord from time to time for the reasonable costs of reconstruction or repair of such Property necessitated by such damage or destruction, subject to and in accordance with the provisions of Section 10.2.4. Any excess proceeds of insurance remaining after the completion of the restoration shall be paid to Tenant. In the event that the provisions of Section 10.2.1 are applicable, the insurance proceeds shall be retained by the party entitled thereto pursuant to Section 10.2.1. Insurance proceeds received by Tenant as result of any damage to Retained Buildings shall be applied by Tenant to reconstruct or repair the Retained Buildings subject to and in accordance with, and as if received by Tenant from Landlord under, the provisions of Section 10.2.4

10.2         Damage or Destruction.

10.2.1      Damage or Destruction of Leased Property. If, during the Term, any Property shall be totally or partially destroyed and the Travel Center located thereon is thereby rendered Unsuitable for Its Permitted Use, either Landlord or Tenant may, by the giving of Notice thereof to the other, terminate this Agreement with respect to such affected Property, whereupon, this Agreement shall terminate with respect to such affected Property, Landlord shall be entitled to retain the insurance proceeds payable on account of such damage (other than insurance proceeds attributable to the Retained Buildings), Tenant shall pay to Landlord the amount of any deductible under the insurance policies covering such Travel Center (excluding any deductible attributable to a loss relating to any Retained Buildings), the amount of any uninsured loss and any difference between the replacement cost of the affected Property (exclusive of any Retained Buildings) and the casualty insurance proceeds therefor, and the Minimum Rent shall be reduced by, at Landlord’s option, (x) eight and one-half percent (8.5%) of the total amount received by Landlord or (y) the Fair Market Value Rent of the applicable Property on the Commencement Date, such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, an appraiser designated by Landlord.

10.2.2      Partial Damage or Destruction. If, during the Term, any Property shall be totally or partially destroyed but the Travel Center located thereon is not rendered Unsuitable for Its Permitted Use, Tenant shall, subject to Section 10.2.3, promptly restore such Travel Center as provided in Section 10.2.4.

10.2.3      Insufficient Insurance Proceeds. If the cost of the repair or restoration of the applicable Travel Center exceeds the amount of insurance proceeds received by Landlord and Tenant pursuant to Section 9.1, Tenant shall give Landlord Notice thereof which notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so, except that, if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant pursuant to this Agreement). In the event Tenant shall elect not to pay and assume the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable in Landlord’s sole discretion by Notice to Tenant, given within sixty (60) days after Tenant’s notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, in such event, upon any disbursement by Landlord thereof, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b). In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Agreement with respect to the affected Property by Notice to the other, whereupon, this Agreement shall so terminate and insurance proceeds shall be distributed as provided in Section 10.2.1. It is expressly understood and agreed, however, that, notwithstanding anything in this Agreement to the contrary, Tenant shall be strictly liable and solely responsible for the amount of any deductible and shall, upon any insurable loss, pay over the amount of such deductible (excluding any deductible attributable to a loss relating to any Retained Building) to Landlord at the time and in the manner herein provided for payment of the applicable proceeds to Landlord.

10.2.4      Disbursement of Proceeds. In the event Tenant is required to restore any Property pursuant to Section 10.2 and this Agreement is not terminated as to such Property pursuant to this Article 10, Tenant shall commence (or cause to be commenced) promptly and continue diligently to perform (or cause to be performed) the repair and restoration of such Property (hereinafter called the “Work”), so as to restore (or cause to be restored) the applicable Property in material compliance with all Legal Requirements and so that such Property shall be, to the extent practicable, substantially equivalent in value and general utility to its general utility and value immediately prior to such damage or destruction. Subject to the terms hereof, Landlord shall advance the insurance proceeds and any additional amounts payable by Landlord pursuant to Section 10.2.3 or otherwise deposited with Landlord to Tenant regularly during the repair and restoration period so as to permit payment for the cost of any such restoration and repair. Any such advances shall be made not more often than monthly within ten (10) Business Days after Tenant submits to Landlord a written requisition and substantiation therefor on AIA Forms G702 and G703 (or on such other form or forms as may be reasonably acceptable to Landlord). Landlord may, at its option, condition advancement of such insurance proceeds and other amounts on (i) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), (ii) general contractors’ estimates, (iii) architect’s certificates, (iv) conditional lien waivers of general contractors, if available, (v) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required, (vi) if Tenant has elected to advance deficiency funds pursuant to Section 10.2.3, Tenant depositing the amount thereof with Landlord and (vii) such other certificates as Landlord may, from time to time, reasonably require.

Landlord’s obligation to disburse insurance proceeds under this Article 10 shall be subject to the release of such proceeds by any Property Mortgagee to Landlord.

Tenant’s obligation to restore the applicable Property pursuant to this Article 10 shall be subject to the release of available insurance proceeds by the applicable Property Mortgagee to Landlord or directly to Tenant and, in the event such proceeds are insufficient, Landlord electing to make such deficiency available therefor (and disbursement of such deficiency).

10.3         Damage Near End of Term. Notwithstanding any provisions of Section 10.1 or 10.2 to the contrary, if damage to or destruction of any Property occurs during the last twelve (12) months of the Term and if such damage or destruction cannot reasonably be expected to be fully repaired and restored prior to the date that is six (6) months prior to the end of the Term, the provisions of Section 10.2.1 shall apply as if such Property had been totally or partially destroyed and the Travel Center thereon rendered Unsuitable for Its Permitted Use.

10.4         Tenant’s Personal Property. All insurance proceeds payable by reason of any loss of or damage to any of Tenant’s Personal Property shall be paid to Tenant and, to the extent necessary to repair or replace Tenant’s Personal Property in accordance with Section 10.5, Tenant shall hold such proceeds in trust to pay the cost of repairing or replacing damaged Tenant’s Personal Property.

10.5         Restoration of Tenant’s Personal Property. If Tenant is required to restore any Property as hereinabove provided, Tenant shall either (a) restore all alterations and improvements made by Tenant and Tenant’s Personal Property, or (b) replace such alterations and improvements and Tenant’s Personal Property with improvements or items of the same or better quality and utility in the operation of such Property.

10.6         No Abatement of Rent. This Agreement shall remain in full force and effect and Tenant’s obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any damage involving the Leased Property, or any portion thereof (provided that Landlord shall credit against such payments any amounts paid to Landlord as a consequence of such damage under any business interruption insurance obtained by Tenant hereunder). The provisions of this Article 10 shall be considered an express agreement governing any cause of damage or destruction to the Leased Property, or any portion thereof, and, to the maximum extent permitted by law, no local or State statute, laws, rules, regulation or ordinance in effect during the Term which provide for such a contingency shall have any application in such case.

10.7         Waiver. Tenant hereby waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property, or any portion thereof.

ARTICLE 11

CONDEMNATION

11.1         Total Condemnation, Etc. If either (i) the whole of any Property shall be taken by Condemnation or (ii) a Condemnation of less than the whole of any Property renders any Property Unsuitable for Its Permitted Use, this Agreement shall terminate with respect to such Property, and Tenant and Landlord shall seek the Award for their interests in the applicable Property as provided in Section 11.5. Upon payment to Landlord of any such Award, the Minimum Rent shall be reduced by, at Landlord’s option, (x) eight and one-half percent (8.5%) of the amount of such Award received by Landlord, or (y) the Fair Market Value Rent of the applicable Property on the Commencement Date, such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, an appraiser designated by Landlord.

11.2         Partial Condemnation. In the event of a Condemnation of less than the whole of any Property such that such Property is still suitable for its Permitted Use, Tenant shall, to the extent of the Award and any additional amounts disbursed by Landlord as hereinafter provided, commence (or cause to be commenced) promptly and continue diligently to restore (or cause to be restored) the untaken portion of the applicable Leased Improvements so that such Leased Improvements shall constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as such Leased Improvements existing immediately prior to such Condemnation, in material compliance with all Legal Requirements, subject to the provisions of this Section 11.2. If the cost of the repair or restoration of the affected Property exceeds the amount of the Award, Tenant shall give Landlord Notice thereof which notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so, except that if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant pursuant to this Agreement). In the event Tenant shall elect not to pay and assume the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable at Landlord’s sole election by Notice to Tenant given within sixty (60) days after Tenant’s Notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, in such event, upon any disbursement by

Landlord thereof, the Minimum Rent shall be adjusted as provided in Section 3.1.1 (b). In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Agreement with respect to the affected Property and the entire Award shall be allocated as set forth in Section 11.5.

Subject to the terms hereof, Landlord shall contribute to the cost of restoration that part of the Award received by Landlord and necessary to complete such repair or restoration, together with severance and other damages awarded to Landlord for the taken Leased Improvements and any deficiency Landlord has agreed to disburse, to Tenant regularly during the restoration period so as to permit payment for the cost of such repair or restoration. Landlord may, at its option, condition advancement of such portion of the Award and other amounts on (a) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), (b) general contractors’ estimates, (c) architect’s certificates, (d) conditional lien waivers of general contractors, if available, (e) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required, (f) if Tenant has elected to advance deficiency funds pursuant to the preceding paragraph, Tenant depositing the amount thereof with Landlord and (g) such other certificates as Landlord may, from time to time, reasonably require. Landlord’s obligation under this Section 11.2 to disburse the Award and such other amounts shall be subject to (x) the collection thereof by Landlord and (y) the satisfaction of any applicable requirements of any Property Mortgage, and the release of such Award by the applicable Property Mortgagee. Tenant’s obligation to restore the Leased Property shall be subject to the release of any portion of the Award by the applicable Property Mortgagee to Landlord.

11.3         Abatement of Rent. Other than as specifically provided in this Agreement, this Agreement shall remain in full force and effect and Tenant’s obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any Condemnation involving the Leased Property, or any portion thereof. The provisions of this Article 11 shall be considered an express agreement governing any Condemnation involving the Leased Property and, to the maximum extent permitted by law, no local or State statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency shall have any application in such case.

11.4         Temporary Condemnation. In the event of any temporary Condemnation of any Property or Tenant’s interest therein, this Agreement shall continue in full force and effect and Tenant shall continue to pay (or cause to be paid), in the manner and on the terms herein specified, the full amount of the Rent. Tenant shall continue to perform and observe (or cause to be performed and observed) all of the other terms and conditions of this Agreement on the part of the Tenant to be performed and observed. The entire amount of any Award made for such temporary Condemnation allocable to the Term, whether paid by way of damages, rent or otherwise, shall be paid to Tenant. Tenant shall, promptly upon the termination of any such period of temporary Condemnation, at its sole cost and expense, restore the affected Property to the condition that existed immediately prior to such Condemnation, in material compliance with all applicable Legal Requirements, unless such period of temporary Condemnation shall extend beyond the expiration of the Term, in which event Tenant shall not be required to make such restoration.

11.5         Allocation of Award. Except as provided in Section 11.4 and the second sentence of this Section 11.5, the total Award shall be solely the property of and payable to Landlord. Any portion of the Award made for the taking of Tenant’s leasehold interest in the Leased Property, loss of business during the remainder of the Term, the taking of Retained Buildings, the taking of Tenant’s Personal Property, the taking of Capital Additions paid for by Tenant and Tenant’s removal and relocation expenses shall be the sole property of and payable to Tenant. In any Condemnation proceedings, Landlord and Tenant shall each seek its own Award in conformity herewith, at its own expense.

ARTICLE 12

DEFAULTS AND REMEDIES

12.1         Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a)           should Tenant fail to make any payment of the Rent or any other sum payable hereunder when due; or

(b)           should Tenant default in the due observance or performance of any of the terms, covenants or agreements contained herein to be performed or observed by it (other than as specified in clause (a) above) and should such default continue for a period of thirty (30) days after Notice thereof from Landlord to Tenant; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time and if, in addition, Tenant commences to cure or cause to be cured such default within thirty (30) days after Notice thereof from Landlord and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended to such period of time (not to exceed an additional ninety (90) days in the aggregate) as may be necessary to cure such default with all due diligence; or

(c)           should any obligation of Tenant or any Guarantor in respect of any Indebtedness of Ten Million Dollars ($10,000,000) or more for money borrowed or for any material property or services, or any guaranty relating thereto, be declared to be or become due and payable prior to the stated maturity thereof, or should there occur and be continuing with respect to any such Indebtedness any event of default under any instrument or agreement evidencing or securing the same, the effect of which is to permit the holder or holders of such instrument or agreement or a trustee, agent or other representative on behalf of such holder or holders, to cause any such obligations to become due prior to its stated maturity; or

(d)           should an event of default occur and be continuing beyond the expiration of any applicable cure period under any Guaranty; or

(e)           should Tenant or any Guarantor generally not be paying its debts as they become due or should Tenant or any Guarantor make a general assignment for the benefit of creditors; or

(f)            should any petition be filed by or against Tenant or any Guarantor under the Federal bankruptcy laws, or should any other proceeding be instituted by or against Tenant or any Guarantor seeking to adjudicate Tenant or any Guarantor a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of Tenant’s or any Guarantor’s debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for

Tenant or any Guarantor or for any substantial part of the property of Tenant or any Guarantor and such proceeding is not dismissed within one hundred eighty (180) days after institution thereof; or

(g)           should Tenant or any Guarantor cause or institute any proceeding for its dissolution or termination; or

(h)           should the estate or interest of Tenant in the Leased Property or any part thereof be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of (x) ninety (90) days after commencement thereof, unless the amount in dispute is less than $250,000, in which case Tenant shall give Notice to Landlord of the dispute but Tenant may defend in any suitable way, and (y) two hundred seventy (270) days after receipt by Tenant of Notice thereof from Landlord (unless Tenant shall be contesting such lien or attachment in good faith in accordance with Article 8); or

(i)            should there occur any direct or indirect Change in Control of Tenant or any Guarantor, except as otherwise permitted by Article 16;

then, and in any such event, Landlord, in addition to all other remedies available to it, may terminate this Agreement with respect to any or all of the Leased Property (except with respect to any Existing Third Party Trade Names and Service Mark Rights to the extent and as more particularly described in Section 2.3) by giving Notice thereof to Tenant and upon the expiration of the time, if any, fixed in such Notice, this Agreement shall terminate with respect to all or the designated portion of the Leased Property and all rights of Tenant under this Agreement with respect thereto shall cease. Landlord shall have and may exercise all rights and remedies available at law and in equity to Landlord as a result of Tenant’s breach of this Agreement.

Upon the termination of this Agreement in connection with any Event of Default, Landlord may, in addition to any other remedies provided herein (including the rights set forth in Section 5.3), enter upon the Real Property, or any portion thereof and take possession thereof, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord).

12.2         Remedies. None of (a) the termination of this Agreement pursuant to Section 12.1, (b) the repossession of the Leased Property, or any portion thereof, (c) the failure of Landlord to relet the Leased Property, or any portion thereof, nor (d) the reletting of all or any of portion of the Leased Property, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the Leased Property, or terminated portion thereof, through and including the date of such termination. Thereafter, Tenant, until the end of what would have been the Term of this Agreement in the absence of such termination, and whether or not the Leased Property, or any portion thereof, shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Rent (Additional Rent to be reasonably calculated by Landlord) and other charges which would be payable hereunder for the remainder of the Term had such termination not occurred, less the net proceeds, if any, of any reletting of the Leased Property, or any portion thereof, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys’ fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Minimum Rent would have been payable hereunder if this Agreement had not been so terminated with respect to such of the Leased Property.

At any time after such termination, whether or not Landlord shall have collected any such current damages, as liquidated final damages beyond the date of such termination, at Landlord’s election, Tenant shall pay to Landlord an amount equal to the present value (as reasonably determined by Landlord using a discount rate equal to five percent (5%) per annum) of the excess, if any, of the Rent and other charges which would be payable hereunder from the date of such termination (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Impositions and Additional Rent would be the same as payments required for the immediately preceding twelve calendar months, or if less than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired term of this Agreement if the same remained in effect, over the fair market rental for the same period. Nothing contained in this Agreement shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may, (a) relet the Leased Property or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord’s option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same, and (b) may make such reasonable alterations, repairs and decorations in the Leased Property, or any portion thereof, as Landlord, in its sole and absolute discretion, considers advisable and necessary for the purpose of reletting the Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for any failure to relet all or any portion of the Leased Property, or, in the event that the Leased Property is relet, for failure to collect the rent under such reletting. To the maximum extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Leased Property, by reason of the occurrence and continuation of an Event of Default hereunder.

Notwithstanding anything to the contrary set forth in this Agreement, if an Event of Default shall be triggered solely with respect to any of Sections 3.1.2(c), 3.1.2(d), 5.4, 9.5(d), 12.1(c), 12.1(d), 12.1(i), 17.2(a), 17.2(b), 21.1, 21.3, 21.4 or 21.9 (and not with respect to any other Section of this Agreement), in no event shall the damages recovered by Landlord pursuant to this Agreement exceed an amount equal to the sum of (i) present value (as reasonably determined by Landlord using a discount rate equal to ten and sixty-one hundredths percent (10.61%) per annum) of the Minimum Rent which would be payable hereunder from the date of such termination for what would be the then unexpired Term of this Agreement if the same remained in effect; and (ii) all amounts due and unpaid under this

Agreement as of the date of the occurrence of the Event of Default.

12.3         Tenant’s Waiver. IF THIS AGREEMENT IS TERMINATED PURSUANT TO SECTION 12.1 OR 12.2, TENANT WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF SUMMARY PROCEEDINGS TO ENFORCE THE REMEDIES SET FORTH IN THIS ARTICLE 12, AND THE BENEFIT OF ANY LAWS NOW OR HEREAFTER IN FORCE EXEMPTING PROPERTY FROM LIABILITY FOR RENT OR FOR DEBT.

12.4         Application of Funds. Any payments received by Landlord under any of the provisions of this Agreement during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant’s current and past due obligations under this Agreement in such order as Landlord may determine or as may be prescribed by the laws of the State. Any balance shall be paid to Tenant.

12.5         Landlord’s Right to Cure Tenant’s Default. If an Event of Default shall have occurred and be continuing, Landlord, after Notice to Tenant (which Notice shall not be required if Landlord shall reasonably determine immediate action is necessary to protect person or property), without waiving or releasing any obligation of Tenant and without waiving or releasing any Event of Default, may (but shall not be obligated to), at any time thereafter, make such payment or perform such act for the account and at the expense of Tenant, and may, to the maximum extent permitted by law, enter upon the Real Property, or any portion thereof, for such purpose and take all such action thereon as, in Landlord’s sole and absolute discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Tenant. All reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Landlord in connection therewith, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date such sums are paid by Landlord until repaid, shall be paid by Tenant to Landlord, on demand.

ARTICLE 13

HOLDING OVER

Any holding over by Tenant after the expiration or sooner termination of this Agreement shall be treated as a daily tenancy at sufferance at a rate equal to two (2) times the Minimum Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages (direct or indirect) sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Agreement, to the extent applicable. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Agreement.

ARTICLE 14

LANDLORD DEFAULT

If Landlord shall default in the performance or observance of any of its covenants or obligations set forth in this Agreement or any obligation of Landlord, if any, under any agreement affecting the Leased Property, the performance of which is not Tenant’s obligation pursuant to this Agreement, and any such default shall continue for a period of thirty (30) days after Notice thereof from Tenant to Landlord and any applicable Property Mortgagee, or such additional period as may be reasonably required to correct the same, Tenant may declare the occurrence of a “Landlord Default” by a second Notice to Landlord and to such Property Mortgagee. Thereafter, Tenant may forthwith cure the same and, subject to the provisions of the following paragraph, invoice Landlord for costs and expenses (including reasonable attorneys’ fees and court costs) incurred by Tenant in curing the same, together with interest thereon (to the extent permitted by law) from the date Landlord receives Tenant’s invoice until paid, at the Overdue Rate. Tenant shall have no right to terminate this Agreement for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any Rent or other charges due hereunder.

If Landlord shall in good faith dispute the occurrence of any Landlord Default and Landlord, before the expiration of the applicable cure period, shall give Notice thereof to Tenant, setting forth, in reasonable detail, the basis therefor, no Landlord Default shall be deemed to have occurred and Landlord shall have no obligation with respect thereto until final adverse determination thereof. If Tenant and Landlord shall fail, in good faith, to resolve any such dispute within ten (10) days after Landlord’s Notice of dispute, either may submit the matter for resolution in accordance with Article 22.

ARTICLE 15

PURCHASE OF TENANT’S PERSONAL PROPERTY

Landlord shall have the option to purchase Tenant’s Personal Property and any other property of any of Tenant’s subtenants which are Affiliated Persons of Tenant and which is used in connection with the operation of any Travel Center, at the expiration or sooner termination of this Agreement, for an amount equal to the then fair market value thereof (current replacement cost as determined by agreement of the parties or, in the absence of such agreement, appraisal), subject to, and with appropriate price adjustments for, all liabilities assumed such as equipment leases, conditional sale contracts and other encumbrances securing such liabilities to which such Personal Property or property of such subtenant is subject. In addition, upon the expiration or sooner termination of this Agreement, Landlord shall have the right (i) to require Tenant or any Affiliated Person of Tenant to grant a perpetual license to Landlord or its nominee all software programs and similar intellectual property owned or licensed by Tenant or any such Affiliated Person used at the Travel Centers for an amount equal to the then fair market value thereof (current replacement cost as determined by agreement of the parties or, in the absence of such agreement, appraisal), subject to, and with appropriate price adjustments for, all liabilities assumed, and (ii) to offer employment to any and all employees of Tenant and any Affiliated Person of Tenant employed at the Travel Centers. Tenant shall cause each Affiliated Person of Tenant to enter into any license and sub-license necessary to effectuate the foregoing and shall not interfere with, and shall cause each such Affiliated Person to cooperate with Landlord and its nominees, and not to interfere with, the exercise of such right.

ARTICLE 16

SUBLETTING AND ASSIGNMENT

16.1         Subletting and Assignment. Except as provided in Section 16.3, Tenant shall not, without Landlord’s prior written consent (which consent may be given or withheld in Landlord’s sole and absolute discretion), assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Agreement or sublease or permit the sublease (which term shall be deemed to include the granting of concessions, licenses, sublicenses and the like), of the Leased Property, or any portion thereof, or suffer or permit this Agreement or the leasehold estate created hereby or any other rights arising under this Agreement to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or operation of the Leased Property, or any portion thereof, by anyone other than Tenant or any Manager approved by Landlord pursuant to the applicable provisions of this Agreement, or the Leased Property, or any portion thereof, to be offered or advertised for assignment or subletting.

For purposes of this Section 16.1, an assignment of this Agreement shall be deemed to include, without limitation, any direct or indirect Change in Control of Tenant.

If this Agreement is assigned or if the Leased Property, or any portion thereof is sublet (or occupied by anybody other than Tenant or any Manager and their respective employees), after termination of this Agreement, Landlord may collect the rents from such assignee, subtenant or occupant, as the case may be, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Section 16.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements or obligations contained in this Agreement.

Any assignment or transfer of Tenant’s interest under this Agreement shall be subject to such assignee’s or transferee’s delivery to Landlord of a Guaranty, which Guaranty shall be in form and substance satisfactory to Landlord in its sole discretion and which Guaranty shall constitute a Guaranty hereunder.

No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder (unless Landlord and Tenant expressly otherwise agree that Tenant shall be released from all obligations hereunder), and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the prohibition set forth in this Section 16.1. No assignment, subletting or occupancy shall affect any Permitted Use. Any subletting, assignment or other transfer of Tenant’s interest under this Agreement in contravention of this Section 16.1 shall be voidable at Landlord’s option.

16.2         Required Sublease Provisions. Any sublease of all or any portion of the Leased Property entered into on or after the

Commencement Date shall provide (a) that the Subtenant shall, at Landlord’s or Tenant’s request pursuant to Tenant’s obligations or Landlord’s rights under Section 5.3 or Article 15, transfer as so requested any of its Operating Rights and/or other property relating to such Leased Property (and shall be deemed to have granted Landlord the power of attorney with respect to its Operating Rights and other property as Tenant has granted pursuant to the second sentence of the second paragraph of Section 5.3); (b) that it is subject and subordinate to this Agreement and to the matters to which this Agreement is or shall be subject or subordinate; (c) that in the event of termination of this Agreement or reentry or dispossession of Tenant by Landlord under this Agreement, Landlord may, at its option, terminate such sublease or take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any Property Mortgagee, as holder of a mortgage or as Landlord under this Agreement, if such mortgagee succeeds to that position, shall (i) be liable for any act or omission of Tenant under such sublease, (ii) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month’s rent, (iv) be bound by any covenant of Tenant to undertake or complete any construction of the applicable Property, or any portion thereof, (v) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) be bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease that are performed after the date of such attornment, (vii) be responsible for any monies owing by Tenant to the credit of such subtenant unless actually delivered to Landlord by Tenant, or (viii) be required to remove any Person occupying any portion of the Leased Property; and (d) in the event that such subtenant receives a written Notice from Landlord or any Property Mortgagee stating that this Agreement has terminated, such subtenant shall thereafter be obligated to pay all rentals accruing under such sublease directly to the party giving such Notice or as such party may direct. Such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. An original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such subtenant or assignee, as the case may be, in form and substance reasonably satisfactory to Landlord, shall be delivered promptly to Landlord and (a) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Agreement on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof and (b) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder.

The provisions of this Section 16.2 shall not be deemed a waiver of the provisions set forth in the first paragraph of Section 16.1.

16.3         Permitted Sublease.  Subject to the provisions of Section 16.2 and Section 16.4 and any other express conditions or limitations set forth herein, Tenant may, in each instance after Notice to Landlord and without consent, (a) enter into third party agreements or sublease space at any Property for fuel station, restaurant/food service or mechanical repair purposes or other concessions in furtherance of the Permitted Use, so long as such subleases will not violate or affect any Legal Requirement or Insurance Requirement, and Tenant shall provide such additional insurance coverage applicable to the activities to be conducted in such subleased space as Landlord and any Property Mortgagee may reasonably require, and (b) enter into one or more subleases or licenses with Affiliated Persons of Tenant with respect to the Leased Property, or any portion thereof (including but without limitation with respect to any trade names, trademarks, service marks, domain names, logos and other brand-source indicia, including all goodwill related thereto, constituting part of the Transferred Trademarks), provided Tenant gives Landlord Notice of the material terms and conditions thereof and such subleases or licenses or sublicenses do not grant any rights beyond the Term. Landlord and Tenant acknowledge and agree that if Tenant enters into one (1) or more subleases, licenses or sublicenses with Affiliated Persons of Tenant with respect to any Property, or any portion thereof, in accordance with the preceding clause (b), Tenant may allocate the rent and other charges with respect to the affected Property in any reasonable manner; provided, however, that such allocation shall not affect Tenant’s (nor any Guarantor’s) liability for the Rent and other obligations of Tenant under this Agreement; and, provided, further, that Tenant shall give

Landlord prompt written notice of any allocation or reallocation of the rent and other charges with respect to the affected Property and, in any event, Tenant shall give Landlord written notice of the amount of such allocations at least ten (10) Business Days prior to the date that Landlord or Hospitality Properties Trust is required to file any tax returns in any State where such affected Leased Property is located.

16.4         Sublease Limitation.  Anything contained in this Agreement to the contrary notwithstanding, Tenant shall not sublet or sublicense the Leased Property, or any portion thereof, on any basis such that the rental to be paid by any sublessee or sublicensee thereunder would be based, in whole or in part, on the net income or profits derived by the business activities of such sublessee or sublicensee, any other formula such that any portion of such sublease rental or sublicense would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or would otherwise disqualify Landlord or any Affiliated Person for treatment as a “real estate investment trust” under the Code.

ARTICLE 17

ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

17.1         Estoppel Certificates.  At any time and from time to time, but not more than a reasonable number of times per year, upon not less than ten (10) Business Days prior Notice by either party, the party receiving such Notice shall furnish to the other an Officer’s Certificate certifying that this Agreement is unmodified and in full force and effect (or that this Agreement is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that no Default or an Event of Default has occurred and is continuing or, if a Default or an Event of Default shall exist, specifying in reasonable detail the nature thereof, and the steps being taken to remedy the same, and such additional information as the requesting party may reasonably request. Any such certificate furnished pursuant to this Section 17.1 may be relied upon by the requesting party, its lenders and any prospective purchaser or mortgagee of the Leased Property, or any portion thereof, or the leasehold estate created hereby.

17.2         Financial Statements.  Tenant shall furnish or cause TCA to furnish, as applicable, the following statements to Landlord:

(a)             within forty-five (45) days after each of the first three fiscal quarters of any Fiscal Year, the most recent Consolidated Financials, accompanied by the Financial Officer’s Certificate;

(b)            within ninety (90) days after the end of each Fiscal Year, the most recent Consolidated Financials and financials of Tenant for such year, certified by an independent certified public accountant reasonably satisfactory to Landlord and accompanied by a Financial Officer’s Certificate;

(c)             within forty-five (45) days after the end of each month, an unaudited operating statement and statement of Capital Expenditures prepared on a Property by Property basis and a combined basis, accompanied by a Financial Officer’s Certificate;

(d)            at any time and from time to time upon not less than twenty (20) days Notice from Landlord or such additional period as may be reasonable under the circumstances, any Consolidated Financials, Tenant financials or any other audited or unaudited financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court, governmental authority or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith;

(e)             promptly after receipt or sending thereof, copies of all notices given or received by Tenant under any Management Agreement or TA Franchise Agreement; and

(f)             promptly upon Notice from Landlord, such other information concerning the business, financial condition and affairs of Tenant, any Guarantor, and/or any Affiliated Person of Tenant as Landlord reasonably may request from time to time.

Landlord may at any time, and from time to time, provide any Property Mortgagee with copies of any of the foregoing statements, subject to Landlord obtaining the agreement of such Property Mortgagee to maintain such statements and the information therein as confidential.

ARTICLE 18

LANDLORD’S RIGHT TO INSPECT, QUALITY CONTROL, USE OF
TRANSFERRED TRADEMARKS AND ENFORCEMENT

18.1         Inspection.  Tenant shall permit Landlord and its authorized representatives to inspect the Leased Property, or any portion thereof, during usual business hours upon not less than forty-eight (48) hours’ notice and to make such repairs as Landlord is permitted or required to make pursuant to the terms of this Agreement, provided that any inspection or repair by Landlord or its representatives will not unreasonably interfere with Tenant’s use and operation of the Leased Property and further provided that in the event of an emergency, as determined by Landlord in its reasonable discretion, prior Notice shall not be necessary.

18.2         Quality Control.  Landlord shall have the right to exercise quality control over the use made by Tenant (and any and all Affiliated Persons and permitted sublicensees) of the Transferred Trademarks to a degree reasonably necessary to maintain the validity and enforceability of the Transferred Trademarks and to protect the goodwill associated therewith. Tenant (and any and all Affiliated Persons and permitted sublicensees) shall not combine the Transferred Trademarks with any other trademarks, service marks, trade names, logos, domain names or other brand-source indicia unless it obtains Landlord’s prior written consent.

18.3         Transferred Trademarks, Registration and Maintenance.  Tenant shall be responsible for trademark registration and maintenance on behalf of Landlord.

18.4         Enforcement.  In the event that Tenant (or any Affiliated Person or sublicensee) learns of any infringement or unauthorized use of any of the Transferred Trademarks, it shall promptly notify Landlord. If requested to do so, Tenant (and any and all Affiliated Persons and sublicensees) shall cooperate with and assist Landlord in any action that Landlord may commence to protect its right, title and interest in the Transferred Trademarks, including joining the action as a party if necessary.

ARTICLE 19

EASEMENTS

19.1         Grant of Easements.  Provided no Event of Default has occurred and is continuing, Landlord will join in granting and, if necessary, modifying or abandoning such rights-of-way, easements and other interests as may be reasonably requested by Tenant for ingress and egress, and electric, telephone, gas, water, sewer and other utilities so long as:

(a)     the instrument creating, modifying or abandoning any such easement, right-of-way or other interest is satisfactory to and approved by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned) ;

(b)    Landlord receives an Officer’s Certificate from Tenant stating (i) that such grant, modification or abandonment is not detrimental to the proper conduct of business on such Property, (ii) the consideration, if any, being paid for such grant, modification or abandonment (which consideration shall be paid by Tenant), (iii) that such grant, modification or abandonment does not impair the use or value of such Property for the Permitted Use, and (iv) that, for as long as this Agreement shall be in effect, Tenant will perform all obligations, if any, of Landlord under any such instrument; and

(c)     Landlord receives evidence satisfactory to Landlord that the Manager has granted its consent to such grant, modification or abandonment in accordance with the requirements of such Manager’s Management Agreement or that such consent is not required.

19.2         Exercise of Rights by Tenant.  So long as no Event of Default has occurred and is continuing, Tenant shall have the right to exercise all rights of Landlord under the Easement Agreements and, in connection therewith, Landlord shall execute and promptly return to Tenant such documents as Tenant shall reasonably request. Tenant shall perform all obligations of Landlord under the Easement Agreements.

19.3         Permitted Encumbrances.  Any agreements entered into in accordance with this Article 19 shall be deemed a Permitted Encumbrance.

ARTICLE 20

PROPERTY MORTGAGES

20.1         Landlord May Grant Liens.  Without the consent of Tenant, Landlord may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement (“Encumbrance”) upon the Leased Property (other than the Retained Buildings), or any portion thereof, or interest therein, whether to secure any borrowing or other means of financing or refinancing.

20.2         Subordination of Lease.  This Agreement and any and all rights of Tenant hereunder are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages and deeds of trust, which may now or hereafter affect the Leased Property, or any portion thereof, or any improvements thereon and/or any of such leases, whether or not such mortgages or deeds of trust shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages and deeds of trust, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and deeds of trust and all consolidations of such mortgages and deeds of trust. This section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or the trustee or beneficiary of any deed of trust or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Agreement is, at the time referred to, subject and subordinate is herein called “Superior Lease” and the lessor of a Superior Lease or its successor in interest at the time referred to is herein called “Superior Landlord” and any mortgage or deed of trust to which this Agreement is, at the time referred to, subject and subordinate is herein called “Superior Mortgage” and the holder, trustee or beneficiary of a Superior Mortgage is herein called “Superior Mortgagee”. Tenant shall have no obligations under any Superior Lease or Superior Mortgage other than those expressly set forth in this Section 20.2.

If any Superior Landlord or Superior Mortgagee or the nominee or designee of any Superior Landlord or Superior Mortgagee shall succeed to the rights of Landlord under this

Agreement (any such person, “Successor Landlord”), whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, at such Successor Landlord’s request, Tenant shall attorn to and recognize the Successor Landlord as Tenant’s landlord under this Agreement and Tenant shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment (provided that such instrument does not alter the terms of this Agreement), whereupon, this Agreement shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Agreement, except that the Successor Landlord (unless formerly the landlord under this Agreement or its nominee or designee) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the part of any prior Landlord under this Agreement, (b) responsible for any monies owing by or on deposit with any prior Landlord to the credit of Tenant (except to the extent actually paid or delivered to the Successor Landlord), (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against any prior Landlord, (d) bound by any modification of this Agreement subsequent to such Superior Lease or Mortgage, or by any previous prepayment of Rent for more than one (1) month in advance of the date due hereunder, which was not approved in writing by the Superior Landlord or the Superior Mortgagee thereto, (e) liable to Tenant beyond the Successor Landlord’s interest in the Leased Property and the rents, income, receipts, revenues, issues and profits issuing from the Leased Property, (f) responsible for the performance of any work to be done by the Landlord under this Agreement to render the Leased Property ready for occupancy by Tenant (subject to Landlord’s obligations under Section 5.1.2(b) or with respect to any insurance or Condemnation proceeds), or (g) required to remove any Person occupying the Leased Property or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant’s agreement to attorn, as aforesaid, and Landlord agrees to provide Tenant with an instrument of nondisturbance and attornment from each such Superior Mortgagee and Superior Landlord (other than the lessors under any ground leases with respect to the Leased Property, or any portion thereof) in form and substance reasonably satisfactory to Tenant. Notwithstanding the foregoing, any Successor Landlord shall be liable (a) to pay to Tenant any amounts owed under Section 5.1.2(b), and (b) to pay to Tenant any portions of insurance proceeds or Awards received by Landlord or the Successor Landlord required to be paid to Tenant pursuant to the terms of this Agreement, and, as a condition to any mortgage, lien or lease in respect of the Leased Property, or any portion thereof, and the subordination of this Agreement thereto, the mortgagee, lienholder or lessor, as applicable, shall expressly agree, for the benefit of Tenant, to make such payments, which agreement shall be embodied in an instrument in form reasonably satisfactory to Tenant.

20.3         Notice to Mortgagee and Superior Landlord.  Subsequent to the receipt by Tenant of Notice from Landlord as to the identity of any Property Mortgagee or Superior Landlord under a lease with Landlord, as ground lessee, which includes the Leased Property, or any portion thereof, as part of the demised premises and which complies with Section 20.1 (which Notice shall be accompanied by a copy of the applicable mortgage or lease), no Notice from Tenant to Landlord as to a default by Landlord under this Agreement shall be effective with respect to a Property Mortgagee or Superior Landlord unless and until a copy of the same is given to such Property Mortgagee or Superior Landlord at the address set forth in the above described Notice, and the curing of any of Landlord’s defaults within the applicable notice and cure periods set forth in Article 14 by such Property Mortgagee or Superior Landlord shall be treated as performance by Landlord.

ARTICLE 21

ADDITIONAL COVENANTS OF LANDLORD AND TENANT

21.1         Prompt Payment of Indebtedness.  Tenant shall (a) pay or cause to be paid when due all payments of principal of and premium and interest on Tenant’s Indebtedness for money borrowed and shall not permit or suffer any such Indebtedness to become or remain in default beyond any applicable grace or cure period, (b) pay or cause to be paid when due all lawful claims for labor and rents with respect to the Leased Property, (c) pay or cause to be paid when due all trade payables and (d) pay or cause to be paid when due all other of Tenant’s Indebtedness upon which it is or becomes obligated, except, in each case, other than that referred to in clause (a), to the extent payment is being contested in good faith by appropriate proceedings in accordance with Article 8 and if Tenant shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, if appropriate, or unless and until foreclosure, distraint sale or other similar proceedings shall have been commenced.

21.2         Conduct of Business.  Tenant shall not engage in any business other than the leasing and operation of the Leased Property (including any incidental or ancillary business relating thereto) and shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and its rights and licenses necessary to conduct such business.

21.3         Maintenance of Accounts and Records.  Tenant shall keep true records and books of account of Tenant in which full, true and correct entries will be made of dealings and transactions in relation to the business and affairs of Tenant in accordance with GAAP. Tenant shall apply accounting principles in the preparation of the financial statements of Tenant which, in the judgment of and the opinion of its independent public accountants, are in accordance with GAAP, where applicable, except for changes approved by such independent public accountants. Tenant shall provide to Landlord either in a footnote to the financial statements delivered under Section 17.2 which relate to the period in which such change occurs, or in separate schedules to such financial statements, information sufficient to show the effect of any such changes on such financial statements.

21.4         Notice of Litigation, Etc.  Tenant shall give prompt Notice to Landlord of any litigation or any administrative proceeding to which it may hereafter become a party of which Tenant has notice or actual knowledge which involves a potential liability equal to or greater than Two Hundred Fifty Thousand Dollars ($250,000) or which may otherwise result in any material adverse change in the business, operations, property, prospects, results of operation or condition, financial or other, of Tenant. Forthwith upon Tenant obtaining knowledge of any Default, Event of Default or any default or event of default under any agreement relating to Indebtedness for money borrowed in an aggregate amount exceeding, at any one time, Two Hundred Fifty Thousand Dollars ($250,000), or any event or condition that would be required to be disclosed in a current report filed by Tenant on Form 8-K or in Part II of a quarterly report on Form 10-Q if Tenant were required to file such reports under the Securities Exchange Act of 1934, as amended, Tenant shall furnish Notice thereof to Landlord specifying the nature and period of existence thereof and what action Tenant has taken or is taking or proposes to take with respect thereto.

21.5           Indebtedness of Tenant.  Tenant shall not create, incur, assume or guarantee, or permit to exist, or become or remain liable directly or indirectly upon, any Indebtedness except the following:

(a)        Indebtedness of Tenant to Landlord;

(b)        Indebtedness of Tenant for Impositions, to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Article 8;

(c)        Indebtedness of Tenant in respect of judgments or awards (i) which have been in force for less than the applicable appeal period and in respect of which execution thereof shall have been stayed pending such appeal or review, or (ii) which are fully covered by insurance payable to Tenant, or (iii) which are for an amount not in excess of $250,000 in the aggregate at any one time outstanding and (x) which have been in force for not longer than the applicable appeal period, so long as execution is not levied thereunder or (y) in respect of which an appeal or proceedings for review shall at the time be prosecuted in good faith in accordance with the provisions of Article 8, and in respect of which execution thereof shall have been stayed pending such appeal or review;

(d)        unsecured borrowings of Tenant from its Affiliated Persons which are by their terms expressly subordinate pursuant to a Subordination Agreement to the payment and performance of Tenant’s obligations under this Agreement; or

(e)        Indebtedness for purchase money financing in accordance with Section 21.8(a) and other operating liabilities incurred in the ordinary course of Tenant’s business;

(f)         Indebtedness of Tenant as guarantor or borrower secured by Liens permitted under Section 21.8(c); or

(g)        A guaranty of TCA’s obligations under its revolving line of credit and for any privately placed or publicly issued debt.

21.6           Distributions, Payments to Affiliated Persons, Etc.  Tenant shall not declare, order, pay or make, directly or indirectly, any Distributions or any payment to any Affiliated Person of Tenant (including payments in the ordinary course of business) or set apart any sum or property therefor, or agree to do so, if, at the time of such proposed action, or immediately after giving effect thereto, any Event of Default shall have occurred and be continuing. Otherwise, as long as no Event of Default shall have occurred and be continuing, Tenant may make

Distributions and payments to Affiliated Persons; provided, however, that any such payments shall at all times be subordinate to Tenant’s obligations under this Agreement.

21.7         Prohibited Transactions. Tenant shall not permit to exist or enter into any agreement or arrangement whereby it engages in a transaction of any kind with any Affiliated Person as to Tenant or any Guarantor, except on terms and conditions which are commercially reasonable.

21.8         Liens and Encumbrances. Except as permitted by Article 7 and Section 21.5, Tenant shall not create or incur or suffer to be created or incurred or to exist any Lien on this Agreement or any of Tenant’s assets, properties, rights or income, or any of its interest therein, now or at any time hereafter owned, other than:

(a)          Security interests securing the purchase price of equipment or personal property whether acquired before or after the Commencement Date; provided, however, that (i) such Lien shall at all times be confined solely to the asset in question and (ii) the aggregate principal amount of Indebtedness secured by any such Lien shall not exceed the cost of acquisition or construction of the property subject thereto;

(b)         Permitted Encumbrances;

(c)          Security interests in Accounts or Chattel Paper, in Support Obligations, General Intangibles or Deposit Accounts relating to such Accounts or Chattel Paper, in any Instruments or Investment Property evidencing or arising from such Accounts or Chattel Paper, in any documents, books, records or other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to any property described in this Section 21.8(c) or in any Proceeds of any of the foregoing (capitalized terms used in this Section 21.8(c) without definition being used as defined in or for purposes of Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts); or

(d)         As permitted pursuant to Section 21.5.

21.9         Merger; Sale of Assets; Etc. Without Landlord’s prior written consent (which consent may be given or withheld in Landlord’s sole discretion), Tenant shall not (i) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, all or any material portion of its assets (including capital stock or other equity interests) or business to any Person, (ii) merge into or with or consolidate with any other Entity, or (iii) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, any personal property or fixtures or any real property; provided, however, that, notwithstanding the provisions of clause (iii) preceding, Tenant may dispose of equipment or fixtures which have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures having equal or greater value and utility (but not necessarily having the same function) have been provided.

21.10       Bankruptcy Remote Entities. At Landlord’s request, Tenant shall make such amendments, modifications or other changes to its charter documents and governing bodies (including, without limitation, Tenant’s board of directors), and take such other actions, as may from time to time be necessary to qualify Tenant as a “bankruptcy remote entity”, provided that Landlord shall reimburse Tenant for all costs and expenses reasonably incurred by Tenant in connection with the making of such amendments or modifications.

21.11       Trade Area Restriction. Notwithstanding anything to the contrary in this Agreement, neither Tenant nor any Affiliated Person of Tenant shall acquire, own, franchise, finance, lease, manage, operate or open any Travel Center or similar business within seventy-five (75) miles in either direction along the primary interstate on which any Property is located without Landlord’s consent, which consent may be given or withheld in Landlord’s sole discretion.

ARTICLE 22

ARBITRATION

Landlord or Tenant may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder. Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

In the event Landlord or Tenant shall elect to submit any such dispute to arbitration hereunder, Landlord and Tenant shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years’ recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either Landlord or Tenant shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years’ recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between Landlord and Tenant, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to Landlord and one to Tenant. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

Landlord and Tenant acknowledge and agree that, to the extent any such dispute shall involve any Manager and be subject to arbitration pursuant to such Manager’s Management Agreement, Landlord and Tenant shall cooperate to consolidate any such arbitration hereunder and under such Management Agreement into a single proceeding.

ARTICLE 23

MISCELLANEOUS

23.1         Limitation on Payment of Rent. All agreements between Landlord and Tenant herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Rent, or otherwise, shall the Rent or any other amounts payable to Landlord under this Agreement exceed the maximum permissible under applicable law, the benefit of which may be asserted by Tenant as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Landlord should ever receive as fulfillment of such provision such an excessive amount, then, ipso facto, the amount which would be excessive shall be applied to the reduction of the installment(s) of Minimum Rent next due and not to the payment of such excessive amount. This provision shall control every other provision of this Agreement and any other agreements between Landlord and Tenant.

23.2         No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

23.3         Remedies Cumulative. To the maximum extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord or Tenant, now or hereafter provided either in this Agreement or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant (as applicable) of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

23.4           Severability. Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

23.5         Acceptance of Surrender. No surrender to Landlord of this Agreement or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

23.6         No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Agreement or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Agreement or the leasehold estate created hereby and the fee estate or ground landlord’s interest in the Leased Property.

23.7         Conveyance by Landlord. If Landlord or any successor owner of all or any portion of the Leased Property shall convey all or any portion of the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of such of the Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Agreement with respect to such of the Leased Property arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

23.8           Quiet Enjoyment. Tenant shall peaceably and quietly have, hold and enjoy the Real Property (other than the Retained Buildings) for the Term, free of hindrance or molestation by Landlord or anyone claiming by, through or under Landlord, but subject to (a) any Encumbrance permitted under Article 20 or otherwise permitted to be created by Landlord hereunder, (b) all Permitted Encumbrances, (c) liens as to obligations of Landlord that are either not yet due or which are being contested in good faith and by proper proceedings, provided the same do not materially interfere with Tenant’s ability to operate any Travel Center and (d) liens that have been consented to in writing by Tenant. Except as otherwise provided in this Agreement, no failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Agreement or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Agreement, or to fail to perform any other obligation of Tenant hereunder.

23.9         No Recordation. Neither Landlord nor Tenant shall record this Agreement.

23.10       Notices.

(a)   Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)   All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)   All such notices shall be addressed,

if to Landlord:

c/o Hospitality Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: Mr. John G. Murray

[Telecopier No. (617) 969-5730]

if to Tenant:

c/o TravelCenters of America LLC

24601 Center Ridge Road

Westlake, Ohio 44145

Attn: Mr. John R. Hoadley

[Telecopier No. (617)-796-8349]

(d)   By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

23.11       Construction. Anything contained in this Agreement to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Agreement with respect to the Leased Property shall survive such termination or expiration. In no event shall Landlord be liable for any consequential damages suffered by Tenant as the result of a breach of this Agreement by Landlord. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each term or provision of this Agreement to be performed by Tenant shall be construed as an independent covenant and condition. Time is of the essence with respect to the provisions of this Agreement. Except as otherwise set forth in this Agreement, any obligations of Tenant (including without limitation, any monetary, repair and indemnification obligations) and Landlord shall survive the expiration or sooner termination of this Agreement. Tenant hereby acknowledges that the agreement between Landlord and Tenant to treat this Agreement as a single lease in all respects was and is of primary importance, and a material inducement, to Landlord to enter into this Agreement. Without limiting the generality of the foregoing, the parties hereto acknowledge that this Agreement constitutes a single lease of the Leased Property and is not divisible notwithstanding any references herein to any individual Property and notwithstanding the possibility that certain individual Properties may be deleted herefrom pursuant to the express provisions of this Agreement.

23.12                     Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

23.13                     Applicable Law, Etc. Except as to matters regarding the internal affairs of Landlord and issues of or limitations on any personal liability of the shareholders and trustees or directors of Landlord for obligations of Landlord, as to which the laws of the State of Maryland shall govern, this Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than Massachusetts; or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the State shall apply to the perfection and priority of liens upon and the disposition of any Property.

23.14                     Right to Make Agreement. Each party warrants, with respect to itself, that neither the execution of this Agreement, nor the consummation of any transaction contemplated hereby, shall violate any provision of any law, or any judgment, writ, injunction, order or decree of any court or governmental authority having jurisdiction over it; nor result in or constitute a breach or default under any indenture, contract, other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have throughout the term of this Agreement and any extensions thereof, the full right to enter into this Agreement and perform its obligations hereunder.

23.15                     Attorneys’ Fees. If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party’s costs and expenses, including reasonable attorneys’ fees incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

23.16                     Nonliability of Trustees. THE DECLARATION OF TRUST ESTABLISHING HPT TA PROPERTIES TRUST, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME OF SUCH ENTITY REFERS TO THE TRUSTEES UNDER SUCH DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH ENTITY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH ENTITY. ALL PERSONS DEALING WITH SUCH ENTITY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH ENTITY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date above first written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA LEASING LLC

By:	/s/ John R. Hoadley
John R. Hoadley
Executive Vice President and Treasurer

EXHIBITS A-1 through A-146

Land

[See attached copies.]

EXHIBIT B

Addresses for Retained Buildings

1.                                  980 West South Blvd., Montgomery, Alabama 36105.

2.                                  5101 Quebec Street, Commerce City, Colorado 80022.

3.                                  8909 20th Street, Vero Beach, Florida 32966.

4.                                  10346 S. State Rd. 39, Clayton, Indiana 46182.

5.                                  5644 SR 8, P.O. Box 333B, Harrisville, Pennsylvania 16038.

6.                                  875 N. Eagle Valley Rd., P.O. Box 656, Milesburg, Pennsylvania 16853.

7.                                  155 Hwy. 138, Denmark, Tennessee 38391.

8.                                  100 N. Carter Road, P.O. Box 712, Ashland, Virginia 23005.

9.                                  RR1 P.O. Box 1521, Valley Grove, West Virginia 26060.

EXHIBIT C

List of Capital Additions

[See attached copy.]

Site Development Capex (2007-2011)

	Capital Cost

37 Sites - Parking Lot Repaving	$7.00
39 Sites - Shower Refurbishments	$13.00
81 Sites - Rest Room Refurbishments	$13.00
83 Sites - Diesel Dispensers/Fuel Systems	$25.00
17 Sites - Diesel Canopy replacements	$2.50

Other Enhancements to Existing Sites
Store Enhancements (Multiple Sites)	$4.80
Restaurant Refurbuishment (Multiple Sites)	$6.50
69 Sites - Gas Enhancement Projects	$24.10

Shop Bay Expansions on Existing Sites
Atlanta 1	$0.19	2007
Columbia 2	$0.38	2007
Elkton 3	$0.57	2007
London 3	$0.57	2007
Matthews 4	$0.76	2007
Vero Beach 4	$0.76	2007
Walton 2	$0.38	2007
Gallup 3	$0.56	2007
Redding 4	$0.76	2007
Tuscaloosa 3	$0.57	2007
Marianna 3	$0.57	2007
Southington 4	$0.76	2008
New Haven 3	$0.57	2008
OKC West 3	$0.57	2009
Concordia 3	$0.57	2009
Lamar 3	$0.57	2009
Monroe 3	$0.57	2009
Oak Grove 3	$0.57	2009

QSR Additions to Existing Sites
Pembroke	$0.85
Commerce x2	$1.35
Florence SC	$0.50
Franklin x2	$0.90
Meridian x2	$0.90
Woodstock	$0.50
Mt. Vernon	$0.25

Parking Expansions on Existing Sites
Rockwall	$0.50
Richmond	$1.10
Elkton	$0.50
Elgin	$0.50
Council Bluffs	$0.50
Toledo	$0.50
Antioch	$0.50
Manning	$0.50

Level 1 Reimaging of Existing Sites
Southington	$3.00
Sparks	$3.00
Vero Beach	$3.00

Total Capital - $125 Million Upgrade Program	$125.00

3.016 Tusçaloosa, AL
3501 Buttermilk Road
Cottondale, AL 35453
(TCA Site No. 16 - Tuscaloosa)

LEGAL DESCRIPTION

All that certain lot or parcel of land situated in the County of Tuscaloosa, State of Alabama, and being more particularly described as follows:

SURFACE RIGHTS ONLY in and to the following:

A parcel of land located in the Southwest Quarter of the Northeast Quarter and in the Northwest Quarter of the Northeast Quarter and in the Northeast Quarter of the Northeast Quarter of Section 35; Township 21 South, Range 9 West, Huntsville Meridian in Tuscaloosa County, Alabama, and being more particularly described as follows:

As the POINT OF BEGINNING, start at a Concrete Monument accepted to mark the Southeast corner of the Southwest Quarter of the Northeast Quarter of said Section 35, Township 21 South, Range 9 West and run North 1 degrees 32 minutes, 23 seconds West (Magnetic) and along accepted the East boundary of said Southwest Quarter of the Northeast Quarter of Section 35 for a distance of 1324.98 feet to an iron pipe accepted to mark the Northeast corner of said Southwest Quarter of the Northeast Quarter; thence run South 88 degrees 42 minutes 30 seconds East for a distance of 107.80 feet to the centerline of Little Hurricane Creek; thence run North 11 degrees 45 minutes 32 seconds West and along said centerline of said creek for a distance of 89.0 feet to a point thence run North 84 degrees 58 minutes 25 seconds West for a distance of 1364.77 feet to a point lying on the Eastern right of way margin of the Buttermilk Road, said point lying 100 feet from the relocated centerline of the Buttermilk Road; thence run South 2 degrees 37 minutes 32 seconds East and along said Eastern right of way margin for a distance of 340.34 feet to PT Station 357+61.81, said curve being concave to the West and having a Delta of 3 degrees 30 minutes and a centerline Radius of 11459.19 feet; thence run South 1 degrees 05 minutes 46 seconds East and along said right of way curve for a chord distance of 617.08 feet to a point, sold point being Station 351+50 on said right of way; thence run South 61 degrees 56 minutes 19 seconds East and along the right of way for 1-59 for a distance of 101.56 feet to a point on a curve being concave to the South and having a Delta of 35 degrees 59 minutes 48 seconds and a Radius of 782.95 feet; thence run South 74 degrees 44 minutes 55 seconds East and along said right of way curve for a chord distance of 204.39 feet to a point; thence run South 45 degrees 16 minutes 33 seconds East and along said right of way for a distance of 192.81 feet to PT Station 717+41.19; thence run South 40 degrees 42 minutes 01 seconds East and along said right of way for a distance of 162.62 feet to a point; thence run South 53 degrees 07 minutes 44 seconds East and along said right of way for a distance of 112.72 feet to PC Station 720+12.72 of a curve being concave to the Northeast and having a Delta of 29 degrees 01 minute and a Radius of 1020.91 feet; thence run South 60 degrees 38 minutes 08 seconds East and along said right of way curve for a chord distance of 266.75 feet to a point, said point lying on the South boundary of the Southwest Quarter of the Northeast Quarter of said Section 35; thence run South 88 degrees 16 Minutes 01 seconds East and along said South boundary of the Southwest Quarter of the Northeast Quarter of said Section 35 for a distance of 425.78 feet to the POINT OF BEGINNING, forming an interior angle of closure of 88 degrees 43 minutes 36 seconds. LESS AND EXCEPT any part of the subject property which may be contained within that certain condemnation proceeding filed in the Probate Office of Tuscaloosa County, Alabama, Identified by Case No. 87-185, and recorded in Probate Minutes Record 189, at Page 651, et seq. Also LESS AND EXCEPT that certain property described in Deed Book 1006, at Page 318 in said Probate Office.

3.054 Mobile, AL
P.O. Box 419
Grand Bay, AL 36541
(TCA Site No. 54 - Mobile)

Legal Description

Commencing at the Northwest corner of Section 25, Township 6 South, Range 4 West, Mobile County, Alabama; thence run North 89 degrees 42 minutes 15 seconds East, 2,639.54 feet to a point; thence run South 00 degrees 31 minutes 00 seconds East 600 feet to a point; thence run North 89 degrees 42 minutes 15 seconds East, 71.53 feet to a point on the East side of the Grand Bay-Wilmer Road, and the Point of Beginning of the property herein described; thence continue North 89 degrees 42 minutes 15 seconds East 588.12 feet to a point; thence run South 00 degrees 31 minutes East, 60.12 feet to a point; thence run North 89 degrees 43 minutes 05 seconds East 329.89 feet to a point; thence run South 00 degrees 28 minutes 23 seconds East, 688.46 feet to a point on the North side of Interstate 10; thence run South 77 degrees 10 minutes 26 seconds West, along the North side of said Interstate 10, 13.97 feet to a point of curve; thence run in a Southwestwardly direction along the North side of Interstate 10, and along the curve which has a Delta angle to the right of 18 degrees 22 minutes 13 seconds and a radius of 1,811.97 feet a distance of 580.95 feet measured along the arc of said curve to a point; thence run North 79 degrees 24 minutes 32 seconds West along the North side of Interstate 10, 163.21 feet to a point; thence run North 38 degrees 20 minutes 43 seconds West along the East side of the Grand Bay-Wilmer Road 258.35 feet to a point, said point being on a curve which has a Delta angle to the left of degrees 19 minutes 11 seconds, and a radius of 1,990.09 feet; thence run in a Northeastwardly direction along the East side of the Grand Bay-Wilmer Road, and along the curve a distance of 288.97 feet measured along the arc of said curve to a point; thence run North 32 degrees 14 minutes 15 seconds West along the East side of the Grand Bay-Wilmer Road 35.52 feet to a point; thence run North 00 degrees 37 minutes 15 seconds East along the East side of the Grand Bay-Wilmer Road 73.54 feet to a point; thence run North 00 degrees 49 minutes 45 seconds West along the East side of the Grand Bay-Wilmer Road 140 feet to a point; thence run North 45 degrees 54 minutes 55 seconds West along the East side of the Grand Bay-Wilmer Road 36.80 feet to the Point of Beginning.

3.111 Montgomery, AL
980 West South Blvd.
Montgomery, AL 36105
(TCA Site No. 111)

Legal Description:

All that certain plot, place or parcel of land located in Montgomery County, Alabama bounded and described as follows:

PARCEL ONE:

Beginning at the intersection of the North right-of-way line of South Boulevard (a 00 foot right-of-way) and the East line of the NE 1/4 of the NW 1/4 of Section 35, Township 16 North, Range 17 East, Montgomery County, Alabama, the said point being the SW corner of property now owned by Pure Oil Company; thence from the point of beginning North 78 degrees 11’ West along the North right-of-way line of South Boulevard a distance of 169.00 feet to the point of denied access of Interstate Highway 1-65; thence North 37 degrees 23’ West along the Northeasterly right-of-way line of said Interstate Highway a distance of 142.55 feet to an angle in said right-of-way; thence North 09 degrees 26’ East along the Easterly right-of-way line of said Interstate Highway a distance of 737.50 feet to an angle in said right-of-way, the said point being in the SE 1/4 of the SW 1/4 of Section 26, Township 16 North, Range 17 East; thence North 17 degrees 09’ East along the Easterly right-of-way line of said Interstate Highway a distance of 493.50 feet to the East line of the SE 1/4 of the SW 1/4 of said Section 25; thence South 00 degrees 32’ East along the East line of the SE 1/4 of the SE 1/4 of said Section 26 a distance of 559.20 feet to the SE corner of said SE 1/4 of said SE 1/4; thence South 01 degree 26’ West along the East line of the NE 1/4 of the NW 1/4 of said Section 35, which said line is the West line of the property now owned by Pure Oil Company and the Northerly extension thereof a distance of 788.35 feet to the point of beginning; the said land being in the SE 1/4 of the SE 1/4 of Section 26 and in the NE 1/4 of the NW 1/4 of Section 35, Township 16 North, Range 17 East, Montgomery City and County, Alabama.

PARCEL TWO:

A parcel of land located in the NW 1/4 of the NE 1/4, Section 35, Township 16 North, Range 17 East, Montgomery County, Alabama, beginning al the point of intersection of the North-South half section line with the North right-of-way line of Southern Boulevard and point being located North 01 degree 33’ East 543.2 feet from a stone marking the SE corner of said NW 1/4 of NE 1/4 and running thence along said half-section line North 01 degree 33’ East a distance of 500.00 feet; thence South 78 degrees 00’ East and parallel with the North line of Southern Boulevard a distance of 500.00 feet; thence South 01 degree 33’ West and parallel with said half section line a distance of 500.00 feet to a point on the North right-of-way line of the Southern Boulevard; thence North 78 degrees 00’ West 500.00 feet along the North right-of-way line of Southern Boulevard to the point of beginning.

LESS AND EXCEPT FROM PARCELS ONE AND TWO THE FOLLOWING:

Commencing at the NW corner of the NW 1/4 of NE 1/4 of Section 35, Township 16 North, Range 17 East; thence Southerly along the West line of said NW 1/4 of NE 1/4 a distance of 782 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of Project No. F-352(18); thence South 81 degrees 39’ East parallel to the centerline of said Project a distance of 280 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of said Project at Station 38+00 and the point of beginning of the property herein described; thence Northeasterly along a straight line a distance of 215 feet, more or less, to a point on the present West right-of-way line of Eisenhower Drive that is 130 feet Northeasterly of and a Delight angles to the canto line of said Project; thrice Southerly along he said present West right of-way line distance of 32 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of said Project; thence North 81 degrees 39’ West parallel to the centerline of said Project a distance of 220 feet, more or less, to the point of beginning.

3.007 Eloy, AZ
2949 S. Toltec Road
Eloy, AZ 85231
(TCA Site No. 7)

PARCEL NO. 1:

THAT PART OF SECTION 34, TOWNSHIP 7 SOUTH, RANGE 7 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, LYING SOUTH OF I-10 AND EAST OF TOLTEC ROAD, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 34;

THENCE SOUTH 00 DEGREES 56 MINUTES 00 SECONDS WEST ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 34, A DISTANCE OF 1403.52 FEET;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST PERPENDICULAR TO SAID WEST LINE A DISTANCE OF 100.00 FEET TO A POINT ON THE EAST LINE OF THE WEST 100 FEET OF SAID NORTHWEST QUARTER, SAID POINT ALSO BEING THE BEGINNING OF A CURVE THE RADIUS OF WHICH BEARS SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 20.00 FEET THEREFROM, SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 31.42 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST A DISTANCE OF 130.51 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 150.00 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 55 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 143.99 FEET TO A POINT OF TANGENCY;

THENCE NORTH 35 DEGREES 56 MINUTES 00 SECONDS EAST A DISTANCE OF 334.06 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 175.00 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 49 DEGREES 56 MINUTES 23 SECONDS, A DISTANCE OF 152.53 FEET TO THE BEGINNING OF A COMPOUND CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 325.00 FEET;

THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40 DEGREES 26 MINUTES 48 SECONDS A DISTANCE OF 229.43 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 53 DEGREES 40 MINUTES 49 SECONDS EAST A DISTANCE OF 390.94 FEET;

THENCE SOUTH 00 DEGREES 56 MINUTES 00 SECONDS WEST, A DISTANCE OF 671.39 FEET;

THENCE NORTH 89 DEGREES 04 MINUTES 00 SECONDS WEST, A DISTANCE OF 1163.50 FEET TO A POINT ON THE EAST LINE OF THE WEST 65.00 FEET OF SAID NORTHWEST QUARTER;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST ALONG THE LAST DESCRIBED EAST LINE, A DISTANCE OF 120.00 FEET;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 35.00 FEET TO A POINT ON THE AFOREMENTIONED EAST LINE OF THE WEST 100.00 FEET OF SAID NORTHWEST QUARTER;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST ALONG SAID EAST LINE, A DISTANCE OF

1

405.00 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT ONE-HALF OF ALL MINERALS FOUND UPON OR IN SAID PROPERTY, AS RESERVED BY GLADYS JOHNSTON MARKLEY, IN INSTRUMENT RECORDED NOVEMBER 26, 1958, IN DOCKET 217, PAGE 327.

PARCEL NO. 2:

THAT PART OF SECTION 34, TOWNSHIP 7 SOUTH, RANGE 7 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, LYING SOUTH OF I-10 AND EAST OF TOLTEC ROAD, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 34;

THENCE SOUTH 00 DEGREES 56 MINUTES 00 SECONDS WEST ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 34, A DISTANCE OF 1007.23 FEET;

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST PERPENDICULAR TO SAID WEST LINE A DISTANCE OF 100.00 FEET TO A POINT ON THE EAST LINE OF THE WEST 100.00 FEET OF SAID NORTHWEST QUARTER, SAID POINT BEING THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 418.90 FEET TO A POINT ON A CURVE, THE RADIUS OF WHICH BEARS SOUTH 52 DEGREES 47 MINUTES 14 SECONDS EAST, A DISTANCE OF 235.00 FEET THEREFROM;

THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 01 DEGREES 16 MINUTES 46 SECONDS A DISTANCE OF 5.25 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 15 DEGREES 56 MINUTES 00 SECONDS WEST, A DISTANCE OF 254.00 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 150.00 FEET;

THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 55 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 143.99 FEET TO A POINT OF TANGENCY;

THENCE NORTH 89 DEGREES 04 MINUTES 00 SECONDS WEST, A DISTANCE OF 127.28 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 20.00 FEET;

THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS, A DISTANCE OF 31.42 FEET TO A POINT OF TANGENCY, SAID POINT ALSO LYING ON SAID EAST LINE OF THE WEST 100.00 FEET OF SAID NORTHWEST QUARTER;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST ALONG SAID EAST LINE A DISTANCE OF 256.29 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT ONE-HALF OF ALL MINERALS FOUND UPON OR IN SAID PROPERTY, AS RESERVED BY GLADYS JOHNSTON MARKLEY IN INSTRUMENT RECORDED NOVEMBER 26, 1958 IN DOCKET 217, PAGE 327.

2

3.094 Kingman, AZ
946 West Beale Street
Kingman, AZ 86401
(TCA Site No. 94)

PARCEL NO. 1:

A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHERLY MOST CORNER OF PARCEL “A” AS DELINEATED ON THE PLAT OF RECORD ENTITLED: DEPENDENT RESURVEY & RETRACEMENT OF A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, RECORDED NOVEMBER 19, 1981, AS RECEPTION NO. 81-41705 IN THE OFFICE OF THE RECORDER, MOHAVE COUNTY, ARIZONA, BEING A 5/8” REBAR W/TAG RLS 8904;

THENCE NORTH 37 DEGREES 57 MINUTES 30 SECONDS EAST, 137.62 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE FOR U.S. HIGHWAY 93 BEING A POINT IN A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 1959.86 FEET;

THENCE FROM A LOCAL TANGENT BEARING OF NORTH 55 DEGREES 06 MINUTES 12 SECONDS WEST NORTHWESTERLY ALONG THE ARC OF SAID CURVE AND ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 04 DEGREES 03 MINUTES 01 SECONDS, 138.54 FEET TO A 5/8” REBAR W/CAP AT WHICH POINT THE LOCAL TANGENT BEARS NORTH 51 DEGREES 03 MINUTES 11 SECONDS WEST;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 18.0 FEET;

THENCE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST, 10.0 FEET;

THENCE SOUTH 25 DEGREES 31 MINUTES 29 SECONDS WEST, 65.44 FEET;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 79.48 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE CENTER LINE OF BEACON STREET AS DELINEATED ON THE PLAT OF RECORD FOR BOULDER DAM HIGHWAY ADDITION UNIT 1, AMENDED, RECORDED MAY 23, 1929, RECORDS OF MOHAVE COUNTY, ARIZONA;

THENCE ALONG SAID CENTER LINE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST, 80.00 FEET TO A 5/8” REBAR W/CAP;

THENCE NORTH 37 DEGREES 57 MINUTES 30 SECONDS EAST, 20.00 FEET TO A POINT OF BEGINNING;

(THE ABOVE DESCRIBED PARCEL INCLUDES ALL OR PORTIONS OF LOTS 7, 8, 9, 10, 11, 12, 56, 57, 58, 59, 60 AND 61 SAID BOULDER DAM HIGHWAY ADDITION)

EXCEPT ALL OIL, PETROLEUM, NATURAL GAS, MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 VERTICAL FEET FROM THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXPLORING FOR, EXTRACTING, MINING, BORING, REMOVING, OR MARKETING SAID SUBSTANCES, HOWEVER, WITHOUT ANY RIGHT OF ANY ENTRY UPON THE SURFACE OF SAID LAND AS SET FORTH IN DEED RECORDED IN BOOK 512 OF OFFICIAL RECORDS, PAGE 58, RECORDS OF MOHAVE COUNTY, ARIZONA.

AND

A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17

1

WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, BEING A PORTION OF PARCEL “B”, AS DELINEATED ON THE PLAT OF RECORD ENTITLED: DEPENDENT RESURVEY & RETRACEMENT OF A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, RECORDED NOVEMBER 19, 1981, AS RECEPTION NO. 81-41705 IN THE OFFICE OF THE RECORDER, MOHAVE COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 23, A BRASS DISC IN HANDHOLE STAMPED “CK 151” HAVING ARIZONA WEST ZONE, TRANSVERSE MERCATOR COORDINATE VALUES OF X = 405701.03; Y = 152550.64;

THENCE ALONG THE EAST - WEST CENTER SECTION LINE OF SAID SECTION 23, NORTH 89 DEGREES 14 MINUTES 30 SECONDS WEST (BASIS OF BEARINGS: GRID NORTH SAID WEST ZONE), 1473.93 FEET (LENGTHS ARE GROUND VALUES MULTIPLY BY 0.9997786 TO OBTAIN GRID VALUES) (SOUTH 89 DEGREES 09 MINUTES WEST, 1474 FEET OR 1474.6 FEET - RECORD) TO A RAILROAD SPIKE BEING A POINT IN THE EAST RIGHT-OF-WAY LINE FOR “F” STREET AS DELINEATED ON THE PLAT OF WEST KINGMAN ADDITION, UNIT 2, RECORDED JUNE 13, 1930;

THENCE ALONG SAID EAST RIGHT-OF-WAY LINE SOUTH 01 DEGREES 09 MINUTES 25 SECONDS WEST, 201.26 FEET (SOUTH - RECORD) TO A 5/8” REBAR W-YELLOW CAP BEING THE SOUTHWEST CORNER OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261 AND THE TRUE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID EAST RIGHT-OF-WAY LINE FOR “F” STREET SOUTH 01 DEGREES 09 MINUTES 25 SECONDS WEST, 1066.59 FEET (SOUTH - RECORD) TO A 5/8” REBAR W/YELLOW CAP;

THENCE SOUTH 88 DEGREES 22 MINUTES 44 SECONDS EAST, 731.06 FEET TO A 5/8” REBAR W/YELLOW CAP BEING A POINT IN THE WEST LINE OF BLOCK 7, HOLLYWOOD ADDITION, UNIT 1, RECORDED MARCH 25, 1929;

THENCE ALONG SAID WEST LINE NORTH 01 DEGREES 22 MINUTES 18 SECONDS EAST, 429.89 FEET (NORTH - RECORD) TO A 5/8” REBAR W/YELLOW CAP BEING A POINT IN THE SOUTH RIGHT-OF-WAY LINE FOR BEACON STREET AS DELINEATED ON THE PLAT FOR BOULDER DAM HIGHWAY ADDITION, UNIT 1 AMENDED, RECORDED MAY 23, 1929;

THENCE ALONG SAID SOUTH RIGHT-OF-WAY LINE NORTH 52 DEGREES 02 MINUTES 30 SECONDS WEST, 727.07 FEET (NORTH 52 DEGREES 18 MINUTES WEST - RECORD) TO A 5/8” REBAR W/YELLOW CAP BEING A POINT IN THE EAST LINE OF THE PARCEL DESCRIBED IN BOOK 280 OF DEEDS, PAGE 10;

THENCE ALONG SAID EAST LINE NORTH 01 DEGREES 37 MINUTES 16 SECONDS EAST, 49.66 FEET (NORTH - RECORD) TO A 5/8” REBAR W/YELLOW CAP BEING THE SOUTHEAST CORNER OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261;

THENCE ALONG THE SOUTH LINE OF THE PARCEL LAST MENTIONED NORTH 42 DEGREES 37 MINUTES 30 SECONDS WEST, 218.04 FEET (200.65 FEET - RECORD) TO THE POINT OF BEGINNING.

EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL “A” AS DELINEATED ON THE PLAT OF RECORD ENTITLED: DEPENDENT RESURVEY & RETRACEMENT OF A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, RECORDED NOVEMBER 19, 1981, AT RECEPTION NO. 81-41705 IN THE OFFICE OF THE RECORDER, MOHAVE COUNTY, ARIZONA, BEING A 5/8” REBAR W/CAP;

THENCE ALONG THE EAST LINE OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261, NORTH 01 DEGREES 37 MINUTES 16 SECONDS EAST, 178.06 FEET (NORTH 185.42 FEET - RECORD) TO A RAILROAD SPIKE BEING A POINT IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE FOR U.S. HIGHWAY 93 AND A POINT IN A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF

2

1959.86 FEET;

THENCE FROM A LOCAL TANGENT BEARING OF SOUTH 46 DEGREES 40 MINUTES 04 SECONDS EAST, SOUTHEASTERLY ALONG THE ARC OF SAID CURVE AND ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 04 DEGREES 23 MINUTES 07 SECONDS, 150.00 FEET TO A 5/8” REBAR W/CAP AT WHICH POINT THE LOCAL TANGENT BEARS SOUTH 51 DEGREES 03 MINUTES 11 SECONDS EAST;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 18.0 FEET;

THENCE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST, 10.0 FEET;

THENCE SOUTH 25 DEGREES 31 MINUTES 29 SECONDS WEST, 65.44 FEET;

THENCE SOUTH 17 DEGREES 17 MINUTES 45 SECONDS WEST, 79.48 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE CENTER LINE OF BEACON STREET AS DELINEATED ON THE PLAT OF RECORD FOR BOULDER DAM HIGHWAY ADDITION UNIT 1, AMENDED, RECORDED MAY 23, 1929, RECORDS OF MOHAVE COUNTY, ARIZONA;

THENCE SOUTH 37 DEGREES 57 MINUTES 30 SECONDS WEST, 20.00 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF BEACON STREET;

THENCE SOUTH 35 DEGREES 37 MINUTES 35 SECONDS WEST, 192.87 FEET TO A P-K FASTENER W/TAG;

THENCE NORTH 88 DEGREES 50 MINUTES 35 SECONDS WEST, 100.00 FEET TO A 5/8” REBAR W/CAP BEING A POINT IN THE EAST RIGHT-OF-WAY LINE FOR “F” STREET AS DELINEATED ON THE PLAT OF RECORD FOR WEST KINGMAN ADDITION, UNIT 2, RECORDED JUNE 13, 1930, RECORDS OF MOHAVE COUNTY, ARIZONA;

THENCE ALONG SAID EAST RIGHT-OF-WAY LINE NORTH 01 DEGREES 09 MINUTES 25 SECONDS EAST, 410.00 FEET TO A 5/8” REBAR W/CAP IN CONCRETE BEING THE SOUTHWEST CORNER OF THE PARCEL DESCRIBED IN BOOK 149 OF DEEDS, PAGE 261;

THENCE ALONG THE SOUTHERLY LINE THEREOF SOUTH 42 DEGREES 37 MINUTES 30 SECONDS EAST, 218.04 FEET (200.65 FEET - RECORD) TO THE POINT OF BEGINNING;

AND

LOTS 6 THROUGH 13, INCLUSIVE, BLOCK 7 OF HOLLYWOOD ADDITION TO KINGMAN UNIT 1, ACCORDING TO THE PLAT THEREOF, RECORDED MARCH 25, 1929, IN THE OFFICE OF THE COUNTY RECORDER OF MOHAVE COUNTY, ARIZONA;

AND

LOTS 14, 15 AND 16, BLOCK 7 OF HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 2, ACCORDING TO THE PLAT THEREOF, RECORDED JUNE 15, 1929, IN THE OFFICE OF THE COUNTY RECORDER OF MOHAVE COUNTY, ARIZONA;

AND

THE SOUTH 20 FEET OF BEACON STREET, AS ABANDONED BY CITY OF KINGMAN RESOLUTION NO. 818, RECORDED FEBRUARY 10, 1982, IN BOOK 786 OF OFFICIAL RECORDS, PAGE 73 AND QUIT CLAIM DEED IN BOOK 786 OF OFFICIAL RECORDS, PAGE 74, CONTIGUOUS WITH LOTS 2 THROUGH 27, INCLUSIVE, BLOCK 4 OF BOULDER DAM HIGHWAY ADDITION, ABANDONED BY CITY OF KINGMAN RESOLUTION NO. 782, RECORDED MAY 15, 1981, IN BOOK 714 OF OFFICIAL RECORDS, PAGE 271, BEING A PORTION OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH,

3

RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA.

ALSO DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF LOT 16 OF THE HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 2, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 15, 1929 IN THE OFFICE OF THE RECORDER OF MOHAVE COUNTY, STATE OF ARIZONA;

THENCE NORTH 88 DEGREES 22 MINUTES 44 SECONDS WEST 103.54 FEET TO THE SOUTHWEST CORNER OF SAID LOT 16;

THENCE NORTH 01 DEGREES 22 MINUTES 18 SECONDS EAST ALONG THE WEST LINE OF SAID LOT 16, 15 AND A PART OF LOT 14, A DISTANCE OF 115.70 FEET;

THENCE NORTH 88 DEGREES 22 MINUTES 44 SECONDS WEST 731.06 FEET;

THENCE NORTH 01 DEGREES 09 MINUTES 25 SECONDS EAST 656.59 FEET;

THENCE SOUTH 88 DEGREES 50 MINUTES 35 SECONDS EAST 100.00 FEET;

THENCE NORTH 35 DEGREES 37 MINUTES 35 SECONDS EAST 192.87 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF BEACON STREET (40.00 FEET WIDE, ABANDONED PER CITY OF KINGMAN RESOLUTION NO. 818 RECORDED FEBRUARY 10, 1982 IN BOOK 786 OF OFFICIAL RECORDS, PAGE 73 AND QUIT CLAIM DEED, IN BOOK 786 OF OFFICIAL RECORDS, PAGE 74);

THENCE NORTH 37 DEGREES 57 MINUTES 30 SECONDS EAST 20.00 FEET;

THENCE NORTH 17 DEGREES 17 MINUTES 45 SECONDS EAST 79.48 FEET;

THENCE NORTH 25 DEGREES 31 MINUTES 29 SECONDS EAST 65.44 FEET;

THENCE NORTH 52 DEGREES 02 MINUTES 30 SECONDS WEST 10.00 FEET;

THENCE NORTH 17 DEGREES 17 MINUTES 45 SECONDS EAST 18.00 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY OF U.S. HIGHWAY 93 (100.00 FEET WIDE) AND ALSO A POINT ON A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 1,959.86 FEET AND A RADIAL LINE THAT BEARS NORTH 38 DEGREES 56 MINUTES 49 SECONDS EAST;

THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 04 DEGREES 03 MINUTES 01 SECONDS AND AN ARC DISTANCE OF 138.54 FEET;

THENCE SOUTH 37 DEGREES 57 MINUTES 30 SECONDS WEST 157.62 FEET;

THENCE SOUTH 52 DEGREES 02 MINUTES 30 SECONDS EAST 558.92 FEET TO A POINT ON THE WEST LINE OF LOT 5 OF THE HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 1;

THENCE SOUTHERLY ALONG THE WEST LINE OF SAID LOT 5 SOUTH 01 DEGREES 22 MINUTES 18 SECONDS WEST 10.24 FEET TO THE NORTHWEST CORNER OF LOT 6 OF THE HOLLYWOOD ADDITION TO KINGMAN UNIT NO. 1;

THENCE ALONG THE NORTHERLY LINE OF SAID LOT 6 SOUTH 83 DEGREES 43 MINUTES 00 SECONDS EAST 106.33 FEET TO THE NORTHEAST CORNER OF SAID LOT 6;

THENCE SOUTHERLY SOUTH 01 DEGREES 37 MINUTES 16 SECONDS WEST 551.61 FEET TO THE POINT OF BEGINNING.

4

PARCEL NO. 2:

THAT PORTION OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 23, AS SHOWN ON THAT CERTAIN PLAT RECORDED NOVEMBER 19, 1981, AT FEE NO. 81-41705 IN THE RECORDS OF THE MOHAVE COUNTY RECORDER AND RUNNING THENCE SOUTH 89 DEGREES 15 MINUTES 19 SECONDS EAST ALONG THE SOUTH LINE OF SAID SECTION 23, 1452.59 FEET TO THE WEST 1/16 CORNER ON THE SOUTH LINE OF SAID SECTION 23;

THENCE NORTH 01 DEGREES 09 MINUTES 12 SECONDS EAST ALONG THE WEST LINE OF SAID WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE14 SW1/4), 897.40 FEET TO THE POINT OF BEGINNING AND SOUTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED, SAID POINT BEING THE NORTHWEST CORNER OF THE SOUTHERLY 15 ACRES OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SAID SECTION 23;

THENCE CONTINUING NORTH 01 DEGREES 09 MINUTES 12 SECONDS EAST ALONG SAID WEST LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4), 407.40 FEET TO THE INTERSECTION OF SAID WEST LINE AND THE MONUMENTED ORIGINAL NORTH ALIQUOT 1/16 LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SAID SECTION 23, SAID POINT BEING THE NORTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89 DEGREES 11 MINUTES 30 SECONDS EAST ALONG SAID NORTH LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4), 106.50 FEET;

THENCE SOUTH 00 DEGREES 48 MINUTES 30 SECONDS WEST, 230.00 FEET;

THENCE SOUTH 89 DEGREES 11 MINUTES 30 SECONDS EAST, 540.00 FEET;

THENCE NORTH 00 DEGREES 48 MINUTES 30 SECONDS EAST, 230.00 FEET TO A POINT LYING ON SAID MONUMENTED ORIGINAL NORTH ALIQUOT 1/16 LINE;

THENCE SOUTH 89 DEGREES 11 MINUTES 30 SECONDS EAST ALONG SAID NORTH ALIQUOT 1/16 LINE, 84.34 FEET TO THE INTERSECTION OF SAID MONUMENTED ORIGINAL NORTH ALIQUOT 1/16 LINE WITH THE WEST LINE OF BLOCK 7 OF THE HOLLYWOOD ADDITION TO KINGMAN, UNIT NO. 2, AS SHOWN ON THE PLAT THEREOF, RECORDED JUNE 15, 1929, SAID POINT BEING THE NORTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 01 DEGREES 22 MINUTES 18 SECONDS WEST ALONG SAID WEST LINE OF BLOCK 7 EXTENDED, 117.35 FEET TO THE INTERSECTION OF SAID WEST LINE WITH THE CENTERLINE OF HOLLY DRIVE AS SAID HOLLY DRIVE IS SHOWN ON THE PLAT OF SAID HOLLYWOOD ADDITION UNIT 2;

THENCE NORTH 88 DEGREES 22 MINUTES 44 SECONDS WEST ALONG SAID CENTERLINE OF HOLLY DRIVE, 21.59 FEET TO THE INTERSECTION WITH THE WEST LINE OF BLOCK 8 OF SAID HOLLYWOOD ADDITION UNIT 2 EXTENDED;

THENCE SOUTH 01 DEGREES 37 MINUTES 16 SECONDS WEST ALONG SAID WEST BOUNDARY OF BLOCK 8, 289.61 FEET TO THE SOUTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED, SAID POINT BEING ON THE NORTH LINE OF THE SOUTHERLY 15 ACRES OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W1/2 SE1/4 SW1/4) OF SECTION 23;

THENCE NORTH 89 DEGREES 15 MINUTES 19 SECONDS WEST ALONG THE NORTH LINE OF SAID

5

SOUTHERLY 15 ACRES, 706.43 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 3:

THE SOUTHERLY 15.0 ACRES OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (W 1/2 SE1/4 SW1/4) OF SECTION 23, TOWNSHIP 21 NORTH, RANGE 17 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA.

EXCEPT FOR ANY PORTION LYING WITHIN HOLLYWOOD ADDITION TO KINGMAN, UNIT NO. 2, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 15, 1929 IN THE OFFICE OF THE RECORDER OF MOHAVE COUNTY, ARIZONA.

6

A-6	3.225 Tonopah, AZ
1010 North 339th Avenue
Tonopah, AZ 85354
(TCA Site No. 225)

PARCEL NO. 1: (FEE PARCEL)

THE EAST ONE-HALF OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA.

EXCEPT THE SOUTH 15 FEET FOR ROAD PURPOSES.

ALSO EXCEPT THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, WHICH LIES WITHIN THE FOLLOWING DESCRIBED TRACT OF LAND:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 5;

THENCE NORTH 89 DEGREES 58 MINUTES 36 SECONDS WEST ALONG THE NORTH LINE OF SAID SECTION 5, A DISTANCE OF 405.18 FEET;

THENCE SOUTH 54 DEGREES 43 MINUTES 23 SECONDS WEST 154.79 FEET;

THENCE SOUTH 79 DEGREES 39 MINUTES 57 SECONDS WEST 774.31 FEET;

THENCE NORTH 75 DEGREES 01 MINUTES 36 SECONDS WEST 28.56 FEET TO THE WEST LINE OF SAID EAST HALF OF THE NORTHEAST QUARTER;

THENCE SOUTH 00 DEGREES 13 MINUTES 10 SECONDS EAST ALONG SAID WEST LINE A DISTANCE OF 357.72 FEET;

THENCE SOUTH 70 DEGREES 27 MINUTES 10 SECONDS EAST 235.56 FEET;

THENCE SOUTH 47 DEGREES 33 MINUTES 41 SECONDS EAST 563.51 FEET;

THENCE SOUTH 23 DEGREES 11 MINUTES 51 SECONDS EAST 759.29 FEET;

THENCE NORTH 89 DEGREES 48 MINUTES 09 SECONDS EAST 288.55 FEET;

THENCE SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST 300.00 FEET;

THENCE NORTH 89 DEGREES 48 MINUTES 09 SECONDS EAST 100 FEET TO THE EAST LINE OF SAID SECTION 5;

THENCE NORTH 00 DEGREES 11 MINUTES 51 SECONDS WEST ALONG SAID EAST SECTION LINE, A DISTANCE OF 2034.12 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ANY PORTION LYING NORTH OF THE NORTH LINE OF EHRENBERG-PHOENIX HIGHWAY, INTERSTATE ROUTE 10 (I-10).

THE FOREGOING PROPERTY IS ALSO DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

A PORTION OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 5;

THENCE ALONG THE EAST LINE OF SAID SECTION 5, BEING ALSO THE BASIS OF BEARINGS FOR THIS DESCRIPTION, SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 2034.11 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 594.97 FEET;

THENCE SOUTH 89 DEGREES 53 MINUTES 20 SECONDS WEST, 1322.58 FEET TO AN IRON BAR WITH CAP LS28232;

THENCE NORTH 00 DEGREES 10 MINUTES 43 SECONDS WEST, 2053.33 FEET TO AN IRON BAR WITH CAP LS6975;

THENCE SOUTH 70 DEGREES 27 MINUTES 10 SECONDS EAST, 235.56 FEET (RECORD), TO AN ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 47 DEGREES 32 MINUTES 57 SECONDS EAST, 563.51 FEET MEASURED, SOUTH 47 DEGREES 32 MINUTES 41 SECONDS EAST, 563.51 FEET (RECORD) TO AN ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 23 DEGREES 12 MINUTES 06 SECONDS EAST, 759.15 FEET MEASURED, SOUTH 23 DEGREES 11 MINUTES 51 SECONDS EAST, 759.29 FEET (RECORD) TO AN IRON BAR WITH CAP LS13177;

THENCE NORTH 89 DEGREES 47 MINUTES 14 SECONDS EAST, 288.49 FEET TO A POINT 100.00 FEET WEST OF THE EAST LINE OF SAID SECTION 5, SAID POINT BEING ALSO 0.36 FEET EAST OF A FOUND ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 300.00 FEET TO A P.K. SURVEY NAIL WITH BRASS TAG;

THENCE NORTH 89 DEGREES 49 MINUTES 09 SECONDS EAST, 100.00 FEET TO THE TRUE POINT OF BEGINNING.

3.225 Tonopah, AZ
1010 North 339th Avenue
Tonopah, AZ 85354
(TCA Site No. 225)
(Leasehold Parcel)

Legal Description

Parcel containing approximately ten (10) acres known as Land # 01.0-N-05.0-W-05-07-031-1003 NWNESE.

A-7	3.226 Willcox, AZ
1501 N. Fort Grant Road
Willcox, AZ 85643
(TCA Site No. 226)

PARCEL NO. 1:

THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA;

EXCEPT THOSE PARCELS (A), (B), (C), (D), (E), (F), (G), AND (H), DESCRIBED AS FOLLOWS:

PARCEL (A):

BEGINNING AT THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 0 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG THE EAST LINE OF SAID SECTION 25, A DISTANCE OF 351.16 FEET;

THENCE SOUTH 18 DEGREES 30 MINUTES 34 SECONDS WEST, 370.54 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 120.18 FEET TO THE POINT OF BEGINNING; AND

PARCEL (B):

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 25, WHICH POINT BEARS NORTH 0 DEGREES 25 MINUTES 00 SECONDS WEST, 351.16 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG SAID EAST SECTION LINE, A DISTANCE OF 770.24 FEET;

THENCE SOUTH 89 DEGREES 35 MINUTES 00 SECONDS WEST, 50.00 FEET;

THENCE SOUTH 00 DEGREES 25 MINUTES 00 SECONDS EAST, 142.25 FEET;

THENCE SOUTH 33 DEGREES 16 MINUTES 45 SECONDS WEST, 898.16 FEET;

THENCE SOUTH 60 DEGREES 91 MINUTES 40 SECONDS WEST, 367.16 FEET;

THENCE SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST, 961.67 FEET;

THENCE SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST, 50.18 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 1,732.05 FEET TO A POINT, WHICH POINT BEARS SOUTH 89 DEGREES 53 MINUTES 35 SECONDS WEST, 120.18 FEET FROM THE AFORESAID SOUTHEAST CORNER OF SECTION 25;

THENCE NORTH 18 DEGREES 30 MINUTES 34 SECONDS EAST, 370.54 FEET TO THE POINT OF BEGINNING; AND

PARCEL (C):

BEGINNING AT THE NORTHWEST CORNER OF THE SAID SOUTHEAST QUARTER;

1

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 1,047.48 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, l,500.69 FEET TO A LINE 1,135.28 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF THE SAID SOUTHEAST QUARTER;

THENCE NORTH 89 DEGREES 57 MINUTES 00 SECONDS WEST, ALONG THE SAID PARALLEL LINE, A DISTANCE OF 1,049.07 FEET TO THE WEST LINE OF THE SAID SOUTHEAST QUARTER;

THENCE NORTH 00 DEGREES 09 MINUTES 43 SECONDS WEST ALONG THE SAID WEST LINE, A DISTANCE OF 1,502.49 FEET TO THE POINT OF BEGINNING; AND

PARCEL (D):

THE NORTH 40.00 FEET OF THE SOUTHEAST QUARTER OF SAID SECTION 25; AND

PARCEL (E):

COMMENCING AT THE NORTHWEST CORNER OF THE SAID SOUTHEAST QUARTER;

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF THE SAID SOUTHEAST QUARTER, A DISTANCE OF 1,047.48 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE SAID NORTH LINE, A DISTANCE OF 312.22 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 312.22 FEET;

THENCE NORTH 89 DEGREES 51 MINUTES 04 SECONDS WEST PARALLEL WITH SAID NORTH LINE, A DISTANCE OF 312.22 FEET;

THENCE NORTH 00 DEGREES 13 MINUTES 22 SECONDS WEST, 312.22 FEET TO THE POINT OF BEGINNING; AND

PARCEL (F):

THE SOUTH 950.00 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER, AND THE SOUTH 940.00 FEET OF THE WEST HALF OF THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER; AND

PARCEL (G):

COMMENCING AT THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER;

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF THE SAID SOUTHEAST QUARTER, A DISTANCE OF 1,047.48 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 1,500.69 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 1,085.29 FEET TO THE NORTH RIGHT-OF-WAY LINE OF FORT GRANT ROAD;

THENCE NORTH 89 DEGREES 57 MINUTES 00 SECONDS WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE, A DISTANCE OF 30.00 FEET;

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THENCE NORTH 00 DEGREES 13 MINUTES 22 SECONDS WEST, 1,085.29 FEET;

THENCE SOUTH 89 DEGREES 47 MINUTES 00 SECONDS EAST, PARALLEL WITH THE SAID NORTH RIGHT-OF-WAY LINE, A DISTANCE OF 30.00 FEET TO THE POINT OF BEGINNING; AND

PARCEL (H):

COMMENCING AT THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER;

THENCE NORTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, ALONG THE NORTH LINE OF THE SAID SOUTHEAST QUARTER, A DISTANCE OF 1,407.48 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 312.22 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 89 DEGREES 51 MINUTES 04 SECONDS EAST, PARALLEL WITH THE SAID NORTH LINE, A DISTANCE OF 30.00 FEET;

THENCE SOUTH 00 DEGREES 13 MINUTES 22 SECONDS EAST, 2,273.72 FEET TO THE NORTH RIGHT-OF-WAY LINE OF FORT GRANT ROAD;

THENCE NORTH 89 DEGREES 57 MINUTES 00 SECONDS WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE 30.00 FEET;

THENCE NORTH 00 DEGREES 13 MINUTES 22 SECONDS WEST, 2,273.77 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT ANY PORTION OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 2 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA, LYING EASTERLY OF THE WEST RIGHT OF WAY LINE OF VIRGINIA AVENUE.

PARCEL NO. 2:

THE SOUTH 950.00 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER, AND THE SOUTH 950.00 FEET OF THE WEST HALF OF THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA;

EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 25, WHICH POINT BEARS NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, 351.16 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG SAID EAST SECTION LINE, A DISTANCE OF 770.24 FEET;

THENCE SOUTH 89 DEGREES 35 MINUTES 00 SECONDS WEST, 50.00 FEET;

THENCE SOUTH 00 DEGREES 25 MINUTES 00 SECONDS EAST, 142.25 FEET;

THENCE SOUTH 33 DEGREES 16 MINUTES 45 SECONDS WEST, 898.16 FEET;

THENCE SOUTH 60 DEGREES 91 MINUTES 40 SECONDS WEST, 367.16 FEET;

THENCE SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST, 981.67 FEET;

3

THENCE SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST, 50.18 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 1,732.05 FEET TO A POINT, WHICH POINT BEARS SOUTH 89 DEGREES 53 MINUTES 35 SECONDS WEST, 120.18 FEET FROM THE AFORESAID SOUTHEAST CORNER OF SECTION 25;

THENCE NORTH 18 DEGREES 30 MINUTES 34 SECONDS EAST, 370.54 FEET TO THE POINT OF BEGINNING; AND

EXCEPT AN UNDIVIDED 1/8 INTEREST IN AND TO ALL OIL, GAS, COAL AND MINERAL RIGHTS AS SET FORTH IN DOCKET 1340, PAGE 580, DOCKET 1340, PAGE 584 AND IN DOCKET 1340, PAGE 588, RECORDS OF COCHISE COUNTY, ARIZONA.

PARCEL NO. 3:

THE SOUTH 950.00 FEET OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA, LYING WESTERLY OF THE WEST LINE OF VIRGINIA AVENUE DESCRIBED IN DOCUMENT NO. 9203-05002, RECORDS OF COCHISE COUNTY, ARIZONA;

EXCEPT THOSE PARCELS (A) AND (B), DESCRIBED AS FOLLOWS:

PARCEL (A):

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 25, WHICH POINT BEARS NORTH 0 DEGREES 25 MINUTES 00 SECONDS WEST, 351.16 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 25;

THENCE NORTH 00 DEGREES 25 MINUTES 00 SECONDS WEST, ALONG SAID EAST SECTION LINE, A DISTANCE OF 770.24 FEET;

THENCE SOUTH 89 DEGREES 35 MINUTES 00 SECONDS WEST, 50.00 FEET;

THENCE SOUTH 00 DEGREES 25 MINUTES 00 SECONDS EAST, 142.25 FEET;

THENCE SOUTH 33 DEGREES 16 MINUTES 45 SECONDS WEST, 898.16 FEET;

THENCE SOUTH 60 DEGREES 91 MINUTES 40 SECONDS WEST, 367.16 FEET;

THENCE SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST, 961.67 FEET;

THENCE SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST, 50.18 FEET TO THE SOUTH LINE OF SAID SECTION 25;

THENCE NORTH 89 DEGREES 53 MINUTES 35 SECONDS EAST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 1,732.05 FEET TO A POINT, WHICH POINT BEARS SOUTH 89 DEGREES 53 MINUTES 35 SECONDS WEST, 120.18 FEET FROM THE AFORESAID SOUTHEAST CORNER OF SECTION 25;

THENCE NORTH 18 DEGREES 30 MINUTES 34 SECONDS EAST, 370.54 FEET TO THE POINT OF BEGINNING; AND

PARCEL (B):

THE SOUTH 950.00 FEET OF THE WEST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER, AND THE SOUTH 950.00 FEET OF THE WEST HALF OF THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER; AND

4

EXCEPT AN UNDIVIDED 1/8 INTEREST IN AND TO ALL OIL, GAS, COAL AND MINERAL RIGHTS AS SET FORTH IN DOCKET 1340, PAGE 580, DOCKET 1340, PAGE 584 AND IN DOCKET 1340, PAGE 588 RECORDS OF COCHISE COUNTY, ARIZONA.

EXCEPTING FURTHER, FROM THE ABOVE PARCEL NOS. 2 AND 3, PROPERTY CONVEYED TO THE ARIZONA DEPARTMENT OF TRANSPORTATION IN DEED RECORDED JULY 14, 2005 IN 0507-25614, DESCRIBED AS FOLLOWS;

THAT PORTION OF THE SOUTH 1135.28 FEET OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCHISE COUNTY, ARIZONA, WHICH LIES BETWEEN THE EXISTING NORTHERLY RIGHT-OF-WAY LINE OF FORT GRANT ROAD, THE EXISTING WESTERLY RIGHT-OF-WAY LINE OF VIRGINIA AVENUE, AND THE FOLLOWING DESCRIBED LINE:

COMMENCING AT A 2 INCH BRASS CAP MARKING THE SOUTH QUARTER CORNER OF SAID SECTION 25, BEING SOUTH 89 DEGREES 58 MINUTES 34 SECONDS WEST, 2647.45 FEET DISTANT FROM THE SOUTHEAST CORNER THEREOF;

THENCE NORTH 89 DEGREES 58 MINUTES 34 SECONDS EAST ALONG THE SOUTH LINE THEREOF, A DISTANCE OF 995.45 FEET;

THENCE NORTH 00 DEGREES 18 MINUTES 00 SECONDS WEST, A DISTANCE OF 50.29 FEET TO THE TRUE POINT OF BEGINNING ON THE NORTHERLY RIGHT-OF-WAY LINE OF FORT GRANT ROAD;

THENCE NORTH 00 DEGREES 18 MINUTES 00 SECONDS WEST ALONG A LINE THAT IS 25.00 FEET WEST OF AND PARALLEL TO THE WESTERLY RIGHT-OF-WAY LINE OF VIRGINIA AVENUE, A DISTANCE OF 215.00 FEET TO POINT “A”;

THENCE CONTINUING NORTH 00 DEGREES 18 MINUTES 00 SECONDS WEST, A DISTANCE OF 870.00 FEET TO THE POINT OF ENDING.

SAID PARCELS 1, 2 AND 3 ARE FURTHER DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

A PARCEL OF LAND LOCATED IN PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 13 SOUTH, RANGE 24 EAST OF THE GILA AND SALT RIVER MERIDIAN, COCHISE COUNTY, ARIZONA. MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 25, BEING A FOUND BRASS CAPPED MONUMENT IN A HAND HOLE SECURED IN CONCRETE, FROM WHICH THE SOUTHEAST CORNER OF SAID SECTION 25 BEING A G.L.O. BRASS CAPPED MONUMENT FOUND 1 FOOT BELOW THE SURFACE, BEARS NORTH 89 DEGREES 57 MINUTES 45 SECONDS EAST (MEASURED) 2697.42 FEET, SAID LINE BEING ALSO THE BASIS OF BEARINGS FOR THIS DESCRIPTION;

THENCE NORTH 00 DEGREES 14 MINUTES 54 SECONDS WEST 1135.28 FEET ALONG THE NORTH-SOUTH MID-SECTION LINE, TO A FOUND 1/2 INCH IRON BAR WITH PLASTIC CAP “LS 26922 HOLMES”;

THENCE NORTH 89 DEGREES 57 MINUTES 45 SECONDS EAST 1019.17 FEET, PARALLEL WITH THE SOUTH LINE OF SAID SECTION 25, TO A FOUND 1/2 INCH IRON BAR WITH PLASTIC CAP IS “LS 26922 HOLMES” BEING ON THE WESTERLY LINE OF VIRGINIA AVENUE;

THENCE SOUTH 00 DEGREES 18 MINUTES 48 SECONDS EAST 1085.06 FEET, ALONG SAID WESTERLY LINE TO THE ARIZONA DEPARTMENT OF TRANSPORTATION’S (A.D.O.T.) NORTHERLY RIGHT OF WAY LINE ALONG FORT GRANT ROAD AS MONUMENTED BY A.D.O.T. RIGHT OF WAY MARKERS BEING ALUMINUM CAPPED MONUMENTS IN CONCRETE;

5

THENCE ALONG SAID NORTHERLY RIGHT OF WAY, SOUTH 89 DEGREES 57 MINUTES 45 SECONDS WEST, 225.12 FEET (MEASURED), SOUTH 89 DEGREES 51 MINUTES 40 SECONDS WEST (RECORDED IN DOCKET 411 PAGE 433), TO A FOUND A.D.O.T. MONUMENT MARKED “STA 0+67.44 ELEV. 4179.22”;

THENCE SOUTH 00 DEGREES 04 MINUTES 40 SECONDS WEST 50.23 FEET (MEASURED), SOUTH 00 DEGREES 05 MINUTES 49 SECONDS EAST 50.18 FEET (RECORDED IN DOCKET 411 PAGE 433), TO THE CENTERLINE OF FORT GRANT ROAD AND THE SOUTH LINE OF SAID SECTION 25;

THENCE SOUTH 89 DEGREES 57 MINUTES 45 SECONDS WEST 794.99 FEET ALONG SAID SECTION LINE TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

6

A-8	3.033 West Memphis, AR
408 Highway 149 North
Rural Route #1
Earle, AR 72331
(TCA Site No. 33 — West Memphis)

Legal Description

Tract I:

A fractional part of the Southwest Quarter (SW1/4) of Section 17, Township 6 North, Range 6 East, St. Francis County, Arkansas, lying North of the North right of way line of Interstate Highway 40 and East of the centerline of State highway 149, and being more particularly described as follows: Commencing at the point of intersection of the North line of the SW1/4 of said Section 17 and the centerline of State Highway 149; thence North 86°55’East (along the North line of said SW1/4 of Section 17) a distance of 190.40 feet to the point of beginning; thence South 03°05’East a distance of 102.31 feet; thence South 86°55’West a distance of 150.0 feet to the centerline of State Highway 149; thence South 24°38’East (along the centerline of State Highway 149) a distance of 550.75 feet to a point lying on the North right of way line of Interstate Highway 40; thence along the North right of way line of I-40 on the following courses and distances: North 65°22’East 60.0 feet, South 24°38’East 188.0 feet, South 80°59’26”East 73.3 feet, Southeasterly along a curve that breaks to the right with a radius of 642.9 feet a distance of 404.0 feet; South 78°38’East 440.5 feet, Southeasterly along a curve that breaks to the right with a radius of 951.5 feet a distance of 383.1 feet, South 55°34’East 315.7 feet, South 70°55’East 389.1 feet, North 86°56’East 356.3 feet to a point on the East line of the SW1/4 of Section 17; thence North 01°13’East along the East line of said SW1/4 a distance of 92.6 feet; thence North 88°47’West a distance of 684.87 feet; thence North 01°13’East (along a line parallel to the East line of the SW1/4 of Section 17) a distance of 1235.0 feet, more or less, to its intersection with the North line of said SW1/4; thence South 86°55’West (along said North line) a distance of 1797.0 feet to the Point of Beginning.)

Tract II:

A tract of land lying in the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of Section 17, Township 6 North, Range 6 East, St. Francis County, Arkansas, being more particularly described as follows: Beginning at the intersection of the East-West centerline of said Section 17 and the East right of way line of State Highway No. 149; thence North 86°55’East (along the East-West centerline of said Section 17) a distance of 873.3 feet; thence North 29°51’West a distance of 674.8 feet; thence South 87°23’West a distance of 596.93 feet (called 643.0 feet) to the East right of way line of State Highway No. 149; thence South 00°24’West (along said East right of way line) a distance of 239.25 feet; continue along said East right of way line along a curve that breaks to the left with a radius of 1068.91958 feet an arc length of 372.82 feet to the point of beginning.

A-9	3.224 Prescott, AR
1806 Highway 371 W
Prescott, AR 71857
(TCA Site No. 224)

Legal Description

Part of the Southwest Quarter of the Southeast Quarter (SW 1/4 SE 1/4) and part of the Southeast Quarter of the Southeast Quarter (SE 1/4 SE 1/4) of Section 1, Township 11 South, Range 23 West, Nevada County, Arkansas, more particularly described as follows: Commence at the Northwest corner of said SW 1/4 of 8E 1/4, run thence South 02 degrees 15 minutes 39 seconds West along the West line of said SW 1/4 of SE 1/4 for 342.00 feet to the POINT OF BEGINNING; run thence South 89 degrees 03 minutes 10 seconds East parallel with the North line of said SW 1/4 of SE 1/4 and SE 1/4 of SE 1/4 for 2150.63 feet to the Westerly right of way of Interstate No. 30; run thence South 49 degrees 27 minutes 32 seconds West along said right of way for 180.32 feet to a right of way monument; run thence South 53 degrees 51 minutes 23 seconds West along said right of way for 252.20 feet to a right of way monument; run thence South 62 degrees 25 minutes 58 seconds West along said right of way for 215.14 feet to a right of way monument; run thence South 75 degrees 24 minutes 48 seconds West along said right of way for 174.60 feet to a right of way monument; run thence South 81 degrees 18 minutes 31 seconds West along said right of way for 834.59 feet to a right of way monument; run thence South 46 degrees 14 minutes 52 seconds West along said right of way for 202.64 feet to a right of way monument; run thence South 17 degrees 11 minutes 00 seconds West along said right of way for 194.80 feet to a right of way monument; run thence North 89 degrees 00 minutes 40 seconds West along said right of way for 200.00 feet to a right of way monument; run thence South 00 degrees 59 minutes 20 seconds West along said right of way for 60.00 feet to a 1/2 Inch rebar with cap on the North right of way of Highway No. 24; run thence North 89 degrees 00 minutes 40 seconds West along said North right of way for 257.53 feet to the West line of said SW 1/4 of SE 1/4; run thence North 02 degrees 15 minutes 39 seconds East along said West line for 951.16 feet to the POINT OF BEGINNING, and containing 25.83 acres, more or less.

A-10	3.227 Barstow, CA
2930 Lenwood Road Barstow, CA 92311 (TCA Site No. 227)

Legal Description

THAT PORTION OF THE SOUTHEAST 1/4 OF SECTION 21, TOWNSHIP 9 NORTH, RANGE 2 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL, DATED SEPTEMBER 3, 1855, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH 1/4 CORNER OF SAID SECTION 21; THENCE NORTH 0 DEG. 37’ 15” EAST, 1332.66 FEET ALONG THE WESTERLY LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 21 TO THE SOUTHWEST CORNER OF THE NORTH 1/2 OF SAID SOUTHEAST 1/4; THENCE SOUTH 89 DEG. 22’ 20” EAST ALONG THE SOUTH LINE OF SAID NORTH 1/2, 346.58 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEG. 22’ 20” EAST ALONG SAID SOUTH LINE, 811.92 FEET; THENCE CONTINUING EAST ALONG THE SAID SOUTH LINE TO THE INTERSECTION WITH THE WESTERLY LINE OF THAT CERTAIN PARCEL OF LAND, AS CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED MARCH 15, 1957, IN BOOK 4180, PAGE 246, OFFICIAL RECORDS, BEING DISTANT ALONG SAID SOUTH LINE, NORTH 89 DEG. 53’ 43” WEST, 24.17 FEET FROM A 2-INCH STAKE MARKING THE SOUTHEAST CORNER OF THE NORTHWEST 1/4 OF SAID SOUTHEAST 1/4; THENCE ALONG SAID WESTERLY LINE, SOUTH 22 DEG. 45’ 19” WEST, 10 FEET; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID PARCEL, SOUTH 33 DEG. 34’ 11” EAST, 511.32 FEET TO A LINE PARALLEL WITH AND DISTANT 60 FEET WESTERLY, MEASURED AT RIGHT ANGLES FROM THE NORTHERLY PROLONGATION OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING OF NORTH 13 DEG. 03’ 00” EAST AND A LENGTH OF 863.90 FEET IN SAID DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 4180, PAGE 246, OFFICIAL RECORDS; THENCE ALONG THE SAID PARALLEL LINE, NORTH 13 DEG. 03’ 00” EAST, 160.32 FEET; THENCE NORTHERLY ALONG A TANGENT CURVE CONCAVE WESTERLY WITH A RADIUS OF 400 FEET, THROUGH AN ANGLE OF 45 DEG. 19’ 51”, A DISTANCE OF 316.47 FEET; THENCE NORTH 32 DEG. 16’ 51” WEST, 175.04 FEET TO THE MOST SOUTHERLY CORNER OF THE LAND CONVEYED TO THE STATE OF CALIFORNIA AS PARCEL “A” BY DEED RECORDED MARCH 26, 1965, IN BOOK 6357, PAGE 860, OFFICIAL RECORDS; THENCE NORTH 32 DEG. 16’ 51” WEST ALONG THE WEST LINE OF SAID LAST MENTIONED STATE OF CALIFORNIA PARCEL “A”, 51.67 FEET; THENCE ALONG A TANGENT CURVE NORTHEASTERLY WITH A RADIUS OF 360 FEET THROUGH AN ANGLE OF 28 DEG. 03’ 28”, A DISTANCE OF 176.29 FEET TO THE MOST SOUTHERLY CORNER OF THE LAND CONVEYED TO GEORGE H. PLIES, ET UX, AS PARCEL NO. 3, BY DEED RECORDED MARCH 26, 1965, IN BOOK 6358, PAGE 18, OFFICIAL RECORDS; THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID PARCEL NO. 3 THE FOLLOWING COURSES AND DISTANCES: NORTH ALONG A CURVE CONCAVE EASTERLY WITH A RADIUS OF 360 FEET FROM A TANGENT BEARING NORTH 4 DEG. 13’ 23” WEST, THROUGH AN ANGLE OF 3 DEG. 13’ 23”, A DISTANCE OF 20.25 FEET; THENCE TANGENT TO SAID CURVE, NORTH 1 DEG. 00’ 00” WEST, 13.18 FEET; THENCE NORTHWESTERLY ALONG A TANGENT CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 100 FEET, THROUGH AN ANGLE OF 55 DEG. 25’ 34”, A DISTANCE OF 96.74 FEET; THENCE TANGENT TO SAID CURVE, NORTH 56 DEG. 25’ 34” WEST, 87.87 FEET; THENCE NORTH 78 DEG. 56’ 10” WEST, 58.19 FEET; THENCE NORTHWESTERLY AND NORTHERLY ALONG A TANGENT CURVE NORTHEASTERLY WITH A RADIUS OF 80.00 FEET, THROUGH A CENTRAL ANGLE OF 107 DEG. 56’ 10”, A DISTANCE OF 150.71 FEET TO THE END OF SAID CURVE; THENCE TANGENT TO SAID CURVE, NORTH 29 DEG. 00’ 00” EAST, 7.92 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL NO. 3, CONVEYED TO GEORGE H. PLIES, ET UX, THENCE CONTINUING NORTH 29 DEG. 00’ 00” EAST, 2.08 FEET; THENCE NORTH 61 DEG. 00’ 00” WEST, 364.38 FEET ALONG THE SOUTHWESTERLY RIGHT OF WAY LINE OF LENWOOD ROAD (SHOWN AS NORTH 61 DEG. 00’ 00” WEST, 366.35 FEET IN PARCEL “B” OF THE DEED TO THE STATE OF CALIFORNIA RECORDED MARCH 26, 1965, IN BOOK 6357, PAGE 860, OFFICIAL RECORDS) TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY WITH A RADIUS OF 950 FEET;

1

THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 4 DEG. 33’ 39”, A DISTANCE OF 75.62 FEET; THENCE SOUTH 33 DEG. 33’ 39” WEST, 768.00 FEET; THENCE SOUTH 0 DEG. 37’ 40” WEST, 260.18 FEET TO THE TRUE POINT OF BEGINNING.

AND PARCEL 1 OF PARCEL MAP NO. 4351, IN THE CITY OF BARSTOW, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 38 OF PARCEL MAPS, PAGE(S) 100, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE CITY OF BARSTOW BY THAT CERTAIN CORPORATION GRANT DEED RECORDED MAY 15, 1999 AS INSTRUMENT NO. 19990205264, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT TO DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT OF WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN CONVEYED HEREBY, OIL, OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THAT RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND AS RESERVED BY DANIEL L. PLIES BY A DEED RECORDED MAY 9, 1978, IN BOOK 9428, PAGE 635, OFFICIAL RECORDS.

THIS LEGAL IS MADE PURSUANT TO THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED JUNE 8, 1999, INSTRUMENT NO. 99-245226, OFFICIAL RECORDS.

A NON-EXCLUSIVE EASEMENT FOR “RIGHT OF WAY” RECORDED AS ON OCTOBER 24, 2005, INSTRUMENT NO. 2005-796172, OFFICIAL RECORDS.

APN: 0421-311-28, 0421-311-30, 0421-311-36 (Old APN) and 0421-311-92 (New APN)

2

3.160 Buttonwillow, CA
27769 Lagoon Drive
P.O. Box 1555 Buttonwillow, CA 93206 (TCA Site No. 160)

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of KERN, State of California, described as follows:

PARCEL 1 OF PARCEL MAP 3840 IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED JUNE 2, 1977 IN BOOK 18, PAGE 122 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES AND GRAVEL WITHIN OR UNDERLYING SAID LAND, AND THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCE, MINE, EXTRACT AND REMOVE OIL, GAS, MINERALS, GRAVEL AND OTHER HYDROCARBON SUBSTANCES UPON AND FROM SAID PROPERTY, THE EXCLUSIVE RIGHT TO DRILL UPON, TO DRILL THROUGH AND OTHERWISE TO USE SAID PROPERTY TO PRODUCE, MINE, EXTRACT AND REMOVE OIL, GAS, GRAVEL AND OTHER MINERALS FROM ADJACENT OR NEIGHBORING LANDS, AND THE EXCLUSIVE RIGHT TO INJECT IN, STORE UNDER AND THEREAFTER WITHDRAW FROM SAID PROPERTY, OIL, GAS, GRAVEL AND OTHER MINERALS AND PRODUCTS THEREOF, WHETHER PRODUCED FROM SAID PROPERTY OR ELSEWHERE; BUT UNLESS GRANTEE OR ITS SUCCESSORS OR ASSIGNS SHALL GIVE WRITTEN CONSENT TO THE DRILLING OF WELLS UPON THE SURFACE OF SAID LANDS, ALL OF THE FOREGOING RIGHTS SHALL BE EXERCISED ONLY BY THE DRILLING OF WELLS FROM LOCATIONS ON ADJACENT OR NEIGHBORING LANDS INTO AND THROUGH SAID PROPERTY AT LEAST 500 FEET BELOW THE SURFACE OF THE GROUND AND WITHOUT ENTERING UPON OR USING ANY PORTION OF SAID PROPERTY LYING ABOVE SAID DEPTH, AS RESERVED BY M & T INCORPORATED, A NEVADA CORPORATION, IN DEED RECORDED JANUARY 8, 1968 IN BOOK 4118, PAGE 364 OF OFFICIAL RECORDS.

APN: 103-280-60 and 103-280-61 and 103-280-62

3.041 Coachella, CA
46155 Dillon Road Coachella, CA 92236 (TCA Site No. 41)

LEGAL DESCRIPTION

Real property in the City of Coachella, County of Riverside, State of California, described as follows:

A PARCEL OF LAND LOCATED IN A PORTION OF PARCEL “A” OF LOT LINE ADJUSTMENT RECORDED OCTOBER 11, 1989 AS INSTRUMENT NO. 352183, OFFICIAL RECORDS OF THE CITY OF COACHELLA, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ALSO BEING IN A PORTION OF THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 5 SOUTH, RANGE 8 EAST, SAN BERNARDINO MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SECTION 29,

THENCE S 00°09’29” E ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 29, A DISTANCE OF 70.09 FT.;

THENCE N 89°50’31” E, A DISTANCE OF 30.00 FT.;

THENCE S 89°59’38” E PARALLEL TO AND 70.00 FT. SOUTH OF THE NORTH LINE OF SAID SECTION 29, A DISTANCE OF 1005.53 FT.;

THENCE S 83°57’38’ E A DISTANCE OF 92.54 FT. TO THE TRUE POINT OF BEGINNING.;

THENCE CONTINUING S 83°57’38” E A DISTANCE OF 652.46 FT. ALONG THE NORTHERLY LINE OF PARCEL “B” OF SAID LOT LINE ADJUSTMENT;

THENCE S 88°09’12” E ALONG THE NORTHERLY LINE OF SAID LOT LINE ADJUSTMENT, A DISTANCE OF 472.29 FT;

THENCE S 79°00’00” E A DISTANCE OF 33.39 FT. TO THE BEGINNING OF A TANGENT CURVE;

THENCE SOUTHERLY ALONG SAID CURVE CONCAVE TO THE SOUTHWEST THROUGH A CENTRAL ANGLE OF 112°00’00” A RADIUS OF 40.00 FT. AND AN ARC LENGTH OF 78.19 FT.

THENCE S 33°00’00” W A DISTANCE OF 113.38 FT. TO A POINT ON THE NORTH RIGHT OF WAY LINE OF DILLON ROAD;

THENCE S 44°53’51” W ALONG SAID DILLON ROAD RIGHT OF WAY LINE A DISTANCE OF 1221.46 FT.;

THENCE S 89°51’54” W A DISTANCE OF 53.06 FT. TO A POINT ON THE SIXTEENTH SECTION LINE 137.80 FT. NORTH OF THE CENTER NORTHWEST QUARTER OF SAID SECTION 29;

THENCE N 00°08’06” W ALONG SAID SIXTEENTH SECTION LINE A DISTANCE OF 261.56 FT.;

THENCE N 89°51’54” W A DISTANCE OF 200.00 FT.;

THENCE N 00°08’06” W PARALLEL TO AND 200.00 FT. WEST OF SAID SIXTEENTH SECTION LINE, A DISTANCE OF 850.64 FT. TO THE TRUE POINT OF BEGINNING.

CONTAINING 17.55 ACRES MORE OR LESS

1

PARCEL 2 OF EXHIBIT “B” OF “CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT” IS RECORDED ON JUNE 29, 2000 AS INSTRUMENT NO. 2000-252673 OF OFFICIAL RECORDS.

APN: 603-101-018-6

2

3.040 Corning, CA
3524 S. Highway 99 W.
Corning, CA 96021
(TCA Site No. 040)

Legal Description

The land referred to herein is situated in the City of Corning, County of Tehama, State of California, and is described as follows:

Parcel One:

Parcels 1 and 2 of Parcel Map No. 338, being a portion of Lot 4, Block 113, Maywood Colony No. 15, as the same are shown on the map filed in the Tehama County Recorder’s Office, May 31, 1973 in Book 1 of Parcel Maps at page 127.

Parcel Two:

All of Lot 5 and the North half of Lot 8 in Block 113 of Maywood Colony No. 15, as the same are shown on the map entitled: “Maywood Colony No. 15 Tehama County, California T24 N R 3 W”, filed in the office of the County Recorder of the County of Tehama, State of California, March 20, 1899 in Book B of Maps, at page 36.

Excepting therefrom that portion thereof conveyed to the State of California by Deed dated June 29, 1961 and recorded August 14, 1961 in Book 397 of Official Records at page 61, Records of Tehama County.

Parcel Three:

Parcel C of Parcel Map No. 87-40 (being a division of a portion of Lot 1, Block 113, Maywood Colony No. 15, filed March 20, 1899 in Book B of Maps at page 36) as shown on the map filed February 10, 1988 in Book 8 of Parcel Maps at page 232.

A-14	3.026 Ontario East, CA
4265 East Guasti Road
Ontario, CA 91761
(TCA Site No. 162)

Legal Description

PARCEL 1 OF PARCEL MAP NO. 1889, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 37 OF PARCEL MAPS, PAGE(S) 5, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION TAKEN BY THE CITY OF ONTARIO, A MUNICIPAL CORPORATION PURSUANT TO THE ORDER FOR PREJUDGMENT POSSESSION RECORDED NOVEMBER 14, 1995, INSTRUMENT NO. 95-393353, OFFICIAL RECORDS AND FINAL ORDER OF CONDEMNATION RECORDED AUGUST 6, 1997, INSTRUMENT NO. 97-278672, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

THAT PORTION OF PARCEL 1 OF PARCEL MAP NO. 1889, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 37 OF PARCEL MAPS, PAGE(S) 5, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 SOUTH 85 DEG. 33’ 35” EAST 421.93 FEET; THENCE ALONG A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 3000.00 FEET, THROUGH A CENTRAL ANGLE OF 4 DEG. 22’ 44” A DISTANCE OF 229.28 FEET ALONG SAID NORTHERLY LINE; THENCE CONTINUING ALONG SAID NORTHERLY LINE SOUTH 89 DEG. 56’ 19” EAST 80.71 FEET; THENCE ALONG A TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 450.00 FEET, THROUGH A CENTRAL ANGLE OF 25 DEG. 59’ 37” A DISTANCE OF 204.15 FEET; THENCE ALONG A NON-TANGENT LINE SOUTH 64 DEG. 02’ 05” EAST 718.90 FEET ALONG SAID NORTHERLY LINE TO A POINT 47.16 FEET FROM THE NORTHEAST CORNER OF SAID PARCEL 1; THENCE LEAVING SAID NORTHERLY LINE SOUTH 90 DEG. 00’ 00” WEST 110.76 FEET; THENCE ALONG A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A. RADIUS OF 360.00 FEET, THROUGH A CENTRAL ANGLE OF 37 DEG. 46’ 48” A DISTANCE OF 237.38 FEET; THENCE NORTH 52 DEG. 13’ 12” WEST 116.40 FEET; THENCE ALONG A TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 950.00 FEET, THROUGH A CENTRAL ANGLE OF 32 DEG. 49’ 54” A DISTANCE OF 544.37 FEET; THENCE NORTH 85 DEG. 04’ 06” WEST 652.96 FEET TO THE WESTERLY LINE OF SAID PARCEL 1; THENCE NORTH 00 DEG. 21’ 44” WEST 3.72 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL OIL, PETROLEUM, HYDROCARBONS, GAS, BREA, ASPHALTUM AND ALL KINDRED SUBSTANCES AND OTHER MINERALS LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, AS CONVEYED TO ACTION TRADING COMPANY, A NEVADA CORPORATION, BY DEED RECORDED JULY 30, 1968, IN BOOK 7068, PAGE 672, OFFICIAL RECORDS.

APN: 0210-212-15-0-000

A-15	3.162 Ontario West, CA
4325 Guasti Road
Ontario, CA 91761
(TCA Site No. 26)

Legal Description

PARCEL 9 OF PARCEL MAP NO. 9500, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 107 OF PARCEL MAPS, PAGE(S) 61 THROUGH 63, INCLUSIVE, RECORDS OF SAID COUNTY.

THE BOUNDARIES OF SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID PARCEL 9; THENCE SOUTH 88 DEG. 28’ 13” WEST 1115.00 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 1144.00 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11 DEG. 28’ 42” A DISTANCE OF 229.18 FEET TO A POINT OF REVERSE CURVE WITH A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 1056.00 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11 DEG. 28’ 42” A DISTANCE OF 211.55 FEET; THENCE SOUTH 88 DEG. 28’ 13” WEST 146.87 FEET; THENCE NORTH 23 DEG. 25’ 37” WEST 77.02 FEET; THENCE SOUTH 88 DEG. 28’ 13” WEST 30.01 FEET; THENCE NORTH 00 DEG. 01’ 48” WEST 139.42 FEET; THENCE NORTH 42 DEG. 36’ 12” EAST 941.22 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 350.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 44 DEG. 52’ 42” A DISTANCE OF 274.15 FEET; THENCE NORTH 87 DEG. 28’ 50” EAST 688.51 FEET; THENCE SOUTH 84 DEG. 39’ 36” EAST 166.98 FEET; THENCE SOUTH 01 DEG. 31’ 47” EAST 940.54 FEET TO THE POINT OF BEGINNING.

APN: 0238-042-26-0-000

3.057 Redding, CA
19483 Knighton Road
P.O. Box 491809
Redding, CA 96002
(TCA Site No. 57)

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of Shasta, State of California, described as follows:

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE NORTHEAST ONE- QUARTER OF SECTION 32, AND THE NORTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 31 NORTH, RANGE 4 WEST, M.D.M., SHASTA COUNTY, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PROPERTY FROM WHICH THE NORTHEAST CORNER OF SECTION 32, TOWNSHIP 31 NORTH, RANGE 4 WEST, BEARS NORTH 09 DEGREES 35’ 00” EAST A DISTANCE OF 77.03 FEET; THENCE FROM SAID POINT OF BEGINNING SOUTH 06 DEGREES 57’ 42” EAST 1,256.86 FEET ALONG THE WEST RIGHT OF WAY LINE OF PACHECO ROAD TO A POINT ON THE SOUTHERLY LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO CHARLES CHRISTSEN, BY DEED RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY, IN BOOK 258, OFFICIAL RECORDS, AT PAGE 475; THENCE ALONG SAID SOUTHERLY LINE SOUTH 89 DEGREES 46’ 09” WEST 140.26 FEET; THENCE NORTH 89 DEGREES 52’ 40” WEST 435.98 FEET TO A POINT IN THE EASTERLY RIGHT OF WAY LINE OF CALIFORNIA STATE HIGHWAY INTERSTATE 5; THENCE LEAVING SAID SOUTHERLY LINE ALONG SAID RIGHT OF WAY LINE THE FOLLOWING FOUR (4) COURSES; 1) NORTH 26 DEGREES 33’ 00” WEST 218.10 FEET; 2) NORTH 22 DEGREES 09’ 29” WEST 398.23 FEET; 3) ALONG THE ARC OF AN 800 FOOT RADIUS CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 32 DEGREES 00’ 00” AN ARC LENGTH OF 446.80 FEET; 4) NORTH 09 DEGREES 50’ 31” EAST 250.32 FEET TO A POINT ON THE SOUTH BOUNDARY LINE OF PARCEL I AS SAID PARCEL IS DESIGNATED IN THAT CERTAIN DEED TO THE STATE OF CALIFORNIA, RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY IN BOOK 719, OFFICIAL RECORDS AT PAGE 456, THENCE ALONG SAID SOUTH BOUNDARY LINE SOUTH 89 DEGREES 50’ 52” EAST 676.30 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM A PORTION OF THE ABOVE DESCRIBED PARCEL ALL OIL, PETROLEUM, NATURAL GAS MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 VERTICAL FEET FROM THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXPLORING FOR, EXTRACTING, MINING, BORING, REMOVING OR MARKETING SAID SUBSTANCES, HOWEVER, WITHOUT ANY RIGHT OF ANY ENTRY UPON THE SURFACE OF SAID LAND AS RESERVED IN THE DEED FROM GULF OIL CORPORATION RECORDED APRIL 4, 1973 IN BOOK 1164 PAGE 481, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF SHASTA, RECORDED JULY 9, 1973 IN BOOK 1179, PAGE 338, OFFICIAL RECORDS.

THE LAND IS ALSO DESCRIBED AS FOLLOWS.

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE NORTHEAST ONE- QUARTER OF SECTION 32, AND THE NORTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 31 NORTH, RANGE 4 WEST, M.D.M., SHASTA COUNTY, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PROPERTY FROM WHICH THE NORTHEAST CORNER OF SAID SECTION 32, TOWNSHIP 31 NORTH, RANGE 4 WEST, BEARS NORTH 9° 45’ 39” EAST, 77.12 FEET (NORTH 09° 35’ 00” EAST, 77.03 FEET PER BOOK 2762, OFFICIAL RECORDS, PAGE 598, SHASTA COUNTY RECORDS); THENCE FROM SAID POINT OF BEGINNING

1

SOUTH 06° 58’ 25” EAST, 1256.68 FEET (SOUTH 06° 57’ 42” EAST, 1256.86 FEET) ALONG THE WEST RIGHT OF WAY LINE OF PACHECO ROAD TO A POINT ON THE SOUTHERLY LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO CHARLES CHRISTENSEN, BY DEED RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY, IN BOOK 258, OFFICIAL RECORDS, AT PAGE 475; THENCE ALONG THE SOUTHERLY LINE SOUTH 89° 53’ 35” W 140.40 FEET (SOUTH 89° 46’ 09” WEST, 140.26 FEET); THENCE, NORTH 89° 57’ 57” WEST, 436.06 FEET (NORTH 89° 52’ 40” WEST, 435.98 FEET) TO A POINT IN THE EASTERLY RIGHT OF WAY LINE OF CALIFORNIA STATE OF HIGHWAY INTERSTATE 5; THENCE LEAVING SAID SOUTHERLY LINE AND ALONG SAID RIGHT OF WAY LINE THE FOLLOWING FOUR (4) COURSES: 1. NORTH 26° 33’ 00” WEST, 218.13 FEET (NORTH 26° 33’ 00” WEST, 218.10 FEET); 2. NORTH 22° 09’ 29” WEST 398.28 FEET (NORTH 22° 09’ 29” WEST, 398.23 FEET); 3. ALONG AN ARC OF AN 800.10 FOOT RADIUS CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 32° 00’ 00” AN ARC LENGTH OF 446.86 FEET; (800 FOOT RADIUS CURVE CENTRAL ANGLE OF 32° 00’ 00”, ARC LENGTH OF 446.80 FEET); (SEE ITEM 1 OF SUPPLEMENTAL COMMITMENT, FROM FIRST AMERICAN TITLE COMPANY, DATED FEBRUARY 17, 1993); 4. NORTH 09° 50’ 31” EAST, 250.35 FEET (NORTH 09° 50’ 31” EAST 250.32 FEET) TO A POINT ON THE SOUTH BOUNDARY LINE OF PARCEL 1 AS SAID PARCEL IS DESIGNATED IN THAT CERTAIN DEED TO THE STATE OF CALIFORNIA, RECORDED IN THE OFFICIAL RECORDS OF SHASTA COUNTY IN BOOK 719, OFFICIAL RECORDS AT PAGE 456; THENCE ALONG SAID SOUTHERLY BOUNDARY LINE SOUTH 89° 50’ 52” EAST, 676.12 FEET (SOUTH 89° 50’ 52” EAST, 676.30 FEET) TO THE POINT OF BEGINNING.

EXCEPTING FROM A PORTION OF THE ABOVE DESCRIBED PARCEL ALL OIL, PETROLEUM, NATURAL GAS MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 VERTICAL FEET FROM THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXPLORING FOR, EXTRACTING, MINING, BORING, REMOVING OR MARKETING SAID SUBSTANCES, HOWEVER, WITHOUT ANY RIGHT OF ANY ENTRY UPON THE SURFACE OF SAID LAND AS RESERVED IN THE DEED FROM GULF OIL CORPORATION RECORDED APRIL 4, 1973 IN BOOK 1164 PAGE 481, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF SHASTA, RECORDED JULY 9, 1973 IN BOOK 1179, PAGE 338, OFFICIAL RECORDS.

APN: 055-260-025-000

2

3.163 Santa Nella, CA
12310 S. Highway 33
Santa Nella, CA 95322
(TCA Site No. 163)

Legal Description

Parcel A:

Parcel 1 in the County of Merced, State of California as shown on Parcel Map filed in Book 54, Pages 11 and 12 of Parcel Maps in the Office of the County Recorder of said County and being a portion of Lot 3 and all of Lot 1, Map of San Luis Subdivision, as per plat recorded in Book 26, Page 44, records of said County.

Excepting therefrom: Beginning at a point on course (4) as described in deed to the State of California recorded November 8, 1963 in Volume 1630 of Official Records, Page 561 as Instrument No. 25102, Merced County Records, distant along said course N. 4 deg. 27’ 38” W., 180.14 feet from the Southerly terminus of said course, thence along said course N. 4 deg. 27’ 38” W., 100.46 feet to course (3) as described in said deed; thence along said course (3) N. 88 deg. 44’ 54’ W., 10.00 feet to a point of bearing S. 88 deg. 44’ 54” E., 30.00 feet from Engineer’s Station 65 + 70.00 on the Department of Transportation’s 1984 construction centerline for State Highway Route 10-Mer-33, Post Mile 16.9; thence along a line parallel with said centerline N. deg. 15’ 06” E., 199.20 feet to the Northerly line of Parcel “A” as shown on map for Alfred A. Souza filed for record December 15, 1969 in Book 10 of Parcel Maps, Page 5, Merced County Records; thence along said Northerly line S. 77 deg. 29’ 20” E., 10.20 feet; thence S.1 deg. 15’ 06” W., 103.00 feet; thence S. 12 deg. 47’ 04” E., 41.23 feet; thence S. 1 deg. 15’ 06” W., 154.17 feet to the point of beginning.

Also excepting therefrom a portion of Parcel “A” as said parcel is shown on map entitled, “Parcel Map for Alfred A. Souza”, filed for record December 15, 1969 in Book 10 of Parcel Maps, Page 5, Merced County Records, situate in the West one-half of Section 32, T. 9 S., R. 9 E., M.D. B. & M., said portion described as follows:

Beginning at the Southerly terminus of that certain course (5) as described in deed to the State of California recorded November 8, 1963 in Volume 1630 of Official Records, Page 561 as Instrument No. 25102, Merced County Records, thence (A) along said course N. 6 deg. 00’ 00” W., 92.00 feet; thence (B) S. 52 deg. 30’ 27” E., 173.75 feet; thence (C) S. 24 deg. 29’ 21” E., 174.06 feet; thence (D) S. 9 deg. 20’ 00” W., 477.36 feet; thence (E) S. 0 deg. 20’ 57” E., 139.01 feet; thence (F) S. 16 deg. 57’ 18” E., 198.61 feet; thence (G) S. 25 deg. 03’ 45” E., 346.22 feet to that certain course (8) described in said deed; thence along said course (8) and courses (7) and (6) as described in said deed the following courses: N. 31 deg. 01’ 19” W., 429.33 feet; from a tangent that bears N. 28 deg. 50’ 00” W., along a curve concave to the Northeast having a radius of 944.00 feet through a central angle of 30 deg. 05’ 06” an arc distance of 495.68 feet and N. 1 deg. 06” E., 442.61 feet to the point of beginning.

Assessor’s Parcel No.: a portion of 070-230-042

Parcel B:

All that portion of Parcel 2 as shown upon that certain parcel map for Mid-California Auto/Truck Plaza Inc., as per map recorded September 25, 1985 in Book 54 of Parcel Maps, Pages 11 and 12, Merced County Records, described as follows:

Beginning at the most Northeasterly corner of Parcel 1, thence South 88 deg. 46’ 23” East 200.00 feet; thence South 1 deg. 13’ 37” West 790.52 feet; thence North 88 deg. 46’ 23” West 200 feet to a corner on the East line of Parcel 1; thence along the East line of said Parcel North 1 deg. 13’ 37” East 790.52 feet to the point of beginning.

Assessors Parcel No.: 070-230-038

Parcel C:

Lot 2 according to map of “San Luis Subdivision”, recorded July 9, 1980 in Vol. 26 of Official Plats, Page 44, 45 and 46, Merced County Records.

Together with:

All that portion of Parcel 2 as shown on the “Parcel Map for Mid-California Auto/Truck Plaza” recorded in Volume 54, Parcel Maps, Page 12, Merced County Records, described as follows:

1

Commencing at the Northeast corner of Lot 2 as shown on the “Map of San Luis Subdivision,” Volume 26, Official Plats, Page 45, Merced County Records; thence S. 88 deg. 45’ 08” E. 10.00 feet to the previously adjusted lot corner for Lot 2 as shown on the “Record of Survey for Dave Buchanan” recorded in Volume 22, Surveys, Page 30, Merced County Records and the True Point of Beginning for this description; thence along the previously adjusted east line of Lot 2 as shown on the aforesaid Record of Survey S. 1 deg. 13’ 37” W. 351.45 feet; thence N. 88 deg. 45’ 08” W. 10.00 feet to the point of beginning, by Certificate of Compliance recorded April 7, 1988 in Book 2668, Page 248, Official Records of Merced County.

Assessors Parcel No.: 070-230-042 a portion of.

2

3.148 Denver East, CO
5101 Quebec Street
Commerce City, CO 80022
(TCA Site No. 148 – Denver East)

LEGAL DESCRIPTION

A leasehold interest, as described in that certain Lease to TA Operating Corporation, a Delaware corporation, as evidenced by Memorandum of Lease, recorded January 22, 1998, in Book 5213, at Page 875, and Assignment of Lease recorded           , at Reception Number               , in and to the following described property:

Parcel A:

A Parcel of land situated in the East one half of Section 17, Township 3 South, Range 67 West of the Sixth Principal Meridian, together with Lot 51, Kemp Subdivision, The Subdivision of which is recorded in the offices of the Adams County Clerk and Recorder in Book 4, at Page 35, City of Commerce City, County of Adams, State of Colorado, a being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of the Southeast Quarter of Section 17; Thence North 00°31’37” West along the Easterly line of said Southeast Quarter 132.10 feet to a point on a curve on the Northerly right-of-way line of U.S. Interstate No. 270, also being the point of beginning;

Thence Northwesterly, along said Northerly right-of-way line and along a curve to the left having a central angle of 17°38’06”, a radius of 1960.19 feet, an arc distance of 603.33 feet and having a chord which bears North 45°21’35” West 600.95 feet to a point of tangency; Thence continuing along said Northerly right-of-way line North 54°10’48” West 415.14 feet; Thence departing said right-of-way line North 00°31’09” West 429.66 feet; Thence South 89°24’48” West 267.11 feet to the Southeast corner of Thuringer Subdivision No. 2 the Subdivision of which is recorded in the Offices of the Adams County Clerk and Recorded under Reception Number 392231; said Thuringer Subdivision No. 2 and along the Easterly line of Lot 58 of said Kemp Subdivision, 600.36 feet;

Thence North 89°24’48” East along the Southerly line of Lot 53 and Lot 52 a distance of 395.13 feet to the Southwest corner of Lot 51, all in said Kemp Subdivision; Thence along the boundary lines of said Lot 51 the following Three (3) courses:

1.  North 00°31’09” West 349.92 feet to the Southerly right-of-way line of East 53rd Place;

2.  North 89°24’48” East along said right-of-way line 200.01 feet;

3.  South 00°31’09” East 349.92 feet to the Southeast corner of said Lot 51;

Thence North 83°24’48” East along the Southerly line of Lot 50, said Kemp Subdivision,

80.03 feet; Thence South 00°31’09” East 199.96 feet; Thence North 89°24’48” East 349.86 feet to the Easterly line of the Northeast Quarter of said Section 17; Thence South 00°31’09” East along said Easterly line 305.81 feet to the East Quarter corner of said Section 17; Thence South 00°31’37” East along the Easterly line of the Southeast Quarter of said Section 17, 1197.27 feet to the point of beginning,

EXCEPT that portion of said property described in Quit Claim Deed recorded August 26, 1998, in Book 5443, at Page 245,

AND EXCEPT that portion of said property described in Quit Claim Deed recorded June 28, 1999, in Book 5804, at Page 980,

County of Adams,

State of Colorado.

Parcel B:

Beneficial Easement as described in Reciprocal Easement Agreement recorded August 12, 1999, in Book 5855, at Page 763,

County of Adams,

State of Colorado.

3.228 Limon, CO
2200 Ninth Street
P.O. Box 1298
Limon, CO 80828
(TCA Site No. 228)

Legal Description

Parcel “D” of West Limon Addition to the Town of Limon, Lincoln County, Colorado, less tract deeded to the town of Limon in Book 393 at Page 539.

The foregoing property is also described as:

A parcel of land situated in the North 1/2 of Section 18, Township 9 South, Range 56 West of the 6th P.M., being Parcel D, West Limon Addition to the Town of Limon, Lincoln County, Colorado, more particularly described as follows:

Beginning at the Southeasterly corner of said Parcel D;

Thence North 68°30’37” West along the Northerly right of way line of 9th Street a distance of 547.53 feet to a point of curve;

Thence along a curve to the right non-tangent to the last described course whose chord bears North 41°15’40” West a distance of 49.90 feet, said curve having a central angle of 19°09’01”, a radius of 150.00 feet, an arc length of 50.14 feet to a point lying non-tangent on a curve on the Easterly right of way line of U.S. Highway 24; Thence along a curve to the left along said Easterly right of way line whose chord bears North 20°17’08” East a distance of 385.57 feet, said curve having a central angle of 14°41’40”, a radius of 1507.50 feet, an arc length of 386.63 feet;

Thence North 31°18’45” East non-tangent to the last described course and along the Southerly right of way line of Interstate 70 a distance of 221.50 feet;

Thence North 74°49’00” East along said Southerly right of way line a distance of 700.96 feet;

Thence South 21°29’23” West along the Westerly right of way line of R Avenue a distance of 1045.23 feet to the point of beginning,

County of Lincoln, State of Colorado.

3.174 Denver West, CO
12151 W. 44th Avenue
Wheat Ridge, CO 80033
(TCA Site No. 174 – Denver West)

All that portion of Lots 13, 14 and 15, Nicholas Gardens, described as follows:

Beginning at the Southeast corner of said Lot 13, said corner being at a point on the Northerly right of way line of West 44th Avenue;

Thence along said right of way line North 89°40’ West 115.86 feet to the most Easterly corner of Parcel No. 178, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1963 at Pages 587 through 590, in the office of the Clerk and Recorder;

Thence along the North line of said parcel North 74°24’45” West 228.0 feet;

Thence continuing along said North line North 89°40’ West 25.8 feet to the Northeast corner of Parcel No. 178A, Rev. 2, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 2015 at Pages 65, 66 and 67, in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel North 89°40’ West 148.0 feet to the Northeast corner of Parcel No. 178B, Rev. 2, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1963 at Pages 587 through 590 in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel 30.0 feet to the Northeast corner of Parcel No. 173, Rev. 2, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1972 at Pages 137 through 141 in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel North 89°40’ West 25.6 feet to Easterly Northeast corner of Parcel No. 172, Rev. 2, described in Deed to the Department of Highways, State of Colorado, recorded in Book 1909 at Pages 698 and 699, in the office of the Jefferson County Clerk and Recorder;

Thence along the North line of said parcel North 89°40’ west 170.0 feet;

Thence along the Northeasterly line of said parcel North 44°50” West 70.9 feet;

Thence along the East line of said parcel North 00°00’15” West 40.0 feet to the Southeast corner of Parcel No. 177, Rev. 3, as described in Rule and Order granting said parcel to Board of County Commissioners of Jefferson County and Department of Highways, State of Colorado, recorded in Book 1972 at Pages 137 through 141, in the office of the Jefferson County Clerk and Recorder;

Thence along the East line of said parcel North 00°00’15” West 200.8 feet;

Thence along the Easterly line of said parcel North 14°12’45” East 234.0 feet;

Thence along the Southeasterly line of said parcel North 51°23’30” East 223.1 feet to a point on the Southwesterly line of Parcel 8A, as described in the Deed to the State Highway Commission of Colorado, recorded in Book 939 at Pages 147 and 148, in the office of the Jefferson County Clerk and Recorder;

Thence along said Southwesterly line North 64°20’30” East 15.3 feet to the Southwest corner of Parcel 9A, as described in Deed to the State Highway Commission of Colorado, recorded in Book 845 at Pages 247 and 248, in the office of the Jefferson County Clerk and Recorder;

Thence along the Southwesterly line of said parcel North 64°20’30” East 593.2 feet to the East line of Lot 13, Nicholas Gardens;

Thence along said East line South 00°16’00” East 984.89 feet to the point of beginning.

Excepting those parcels conveyed by Deed recorded July 20, 1987 at Reception No. 87093520.

County of Jefferson, State of Colorado.

3.171 New Haven, CT
3 East Industrial Road
Branford, CT 06405
(TCA Site No. 171 – New Haven)

A certain piece or parcel of land shown as lots 10.1 and 11 and known as 3 - 5 East Industrial Road, as shown on a man entitled. “Survey Map Travel Centers of America, T.A. Operating Corporation, Tax maps H - 05, J - 05, Block 1, lots 10.1 & 11, 3 - 5 East Industrial Road, Branford Connecticut 1 inch = 50 feet, Nov 1, 2003 revised to 3-7-05, prepared by Design Development Group Consulting Engineers - Land Surveyors 458 East Main Street, Meriden, Ct.

Said piece containing 461,317 square feet and being more particularly bounded and described as follows:

Commencing at a point in the Northwest corner of the herein described parcel, said point being approximately 200 feet easterly of the intersection of East Industrial Road and Leets Island Road, when measured along the southerly street line of East Industrial Road.

THENCE RUNNING North 79 degrees 46 minutes 14 seconds East 175.06 feet along the southerly street line of East Industrial Road;

THENCE RUNNING North 76 degrees 43 minutes 34 seconds East 278.83 feet along the southerly street line of East Industrial Road;

THENCE RUNNING North 80 degrees 25 minutes 30 seconds East 618.75 feet along the southerly street line of East Industrial Road;

THENCE RUNNING North 84 degrees 51 minutes 04 seconds East 261.79 feet along the southerly street line of East Industrial Road;

THENCE RUNNING South 81 degrees 12 minutes 27 seconds East 82.34 feet along the southerly street line of East Industrial Road;

THENCE RUNNING South 9 degrees 36 minutes 50 seconds East 96.41 feet along the westerly boundary line of the on ramp to I-95;

THENCE RUNNING 314.62 feet along a curve having a radius of 229.00 feet and being concave to the northwest, along the on ramp to I-95;

THENCE RUNNING South 79 degrees 37 minutes 02 seconds West 423.16 feet along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING South 79 degrees 37 minutes 05 seconds West 300.00 feet along the northerly highway line of I-95, land belonging now or formerly to the

Continued On Next Page

State of Connecticut:

THENCE RUNNING North 87 degrees 45 minutes 44 seconds West 149.73 feet to a concrete monument, along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING North 72 degrees 25 minutes 08 seconds West 200.00 feet to a concrete monument, along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING 176.88 feet to an iron pin, along a curve having a radius of 459.26 feet and being concave to the South, along the northerly highway line of I-95, land belonging now or formerly to the State of Connecticut;

THENCE RUNNING North 2 degrees 52 minutes 24 seconds West 207.04 feet along land belonging now or formerly to Exxon Oil Company, to the point and place of Commencement;

The above parcel is subject to a 20 foot wide drainage easement to the Town of Branford, along the westerly line of the above described parcel, and subject to a 20 foot wide drainage easement to the Town of Branford as shown on the above referenced map.

The above parcel is also subject to a 60 foot wide easement for electric lines in favor of the Connecticut Light and Power Company as shown on the above referenced map.

3.154 Southington, CT
1875 Meriden/Waterbury Road
P.O. Box 427/527
Milldale, CT 06467
Legal Description	(TCA Site No. 154)

ALL that certain real property located in the County of Hartford, State of Connecticut, being more particularly described as follows:

A certain piece or parcel of land located on the northerly side of the Meriden-Waterbury Turnpike (Route #66) in the Town of Southington, County of Hartford and State of Connecticut, being more particularly bounded and described as follows;

BEGINNING at a point on the northerly highway line of the Meriden-Waterbury Turnpike (Rt. #66), said point being marked by a monument which is approximately 370 feet easterly of the center line of Ruggles Row;

THENCE RUNNING North 75 degrees 20 minutes 30 seconds West along the northerly non-access highway line of said Meriden-Waterbury Turnpike a distance of 167.15 feet to a point marked by an iron pin;

THENCE RUNNING North 17 degrees 46 minutes 10 seconds East along the easterly boundary of land now or formerly of Madeline Mirando a distance of 99.80 feet to a point marked by an iron pin;

THENCE RUNNING North 18 degrees 26 minutes 50 seconds East along the easterly boundary of land now or formerly of Ernest Mirando a distance of 69.39 feet to a point marked by an iron pin;

THENCE RUNNING North 18 degrees 43 minutes 16 seconds East along the easterly boundary of land now or formerly of Luigi Della-Bitta a distance of 233.43 feet to a point;

THENCE RUNNING North 78 degrees 40 minutes 30 seconds West along the northerly boundary of land of said Della-Bitta a distance of 90.00 feet to a point marked by an iron pin;

THENCE RUNNING North 11 degrees 19 minutes 30 seconds East along the easterly boundary of land of said Della-Bitta a distance of 13.00 feet to a point marked by an iron pin;

THENCE RUNNING North 72 degrees 02 minutes 50 seconds West along the northerly boundary of land of said Della-Bitta a distance of 93.59 feet to a point on the proposed street line of Ruggles Row;

THENCE RUNNING North 24 degrees 30 minutes 10 seconds East along the easterly street line of said Ruggles Row a distance of 372.82 feet to a point of curvature;

THENCE continuing along the easterly street line of said Ruggles Row in a curve to the right whose radius is 455.00 feet and length is 164.68 feet to a point;

THENCE continuing North 45 degrees 14 minutes 25 seconds East along the easterly street line of said Ruggles Row a distance of 60.86 feet to a point;

THENCE RUNNING South 79 degrees 35 minutes 10 seconds east along the southerly boundary line of property now or formerly of John R. Lacey a distance of 463.15 feet to a point;

THENCE RUNNING South 9 degrees 05 minutes 20 seconds West along the westerly boundary of land of said John R. Lacey a distance of 987.71 feet to a point on the northerly highway line of said Meriden-Waterbury Turnpike;

THENCE RUNNING North 81 degrees 12 minutes 40 seconds West along the north highway line of said Meriden-Waterbury Turnpike a distance of 386.43 feet to the point an place of BEGINNING.

Said parcel of land contains 12.76 acres and is more particularly shown on a map entitled “Property of Louise Fontana, Meriden-Waterbury Turnpike, Southington, Conn. Scale 1 inch equals 50 feet August 22, 1975, revised to February 9, 1976”, as prepared by Clarence Blair Associates, Inc., Civil Engineers and Land Surveyors of New Haven, Connecticut.

Together with all appurtenances thereto belonging or in anywise appertaining, and all right, title and interest of Grantor in and to any and all roads, street, alleys and ways bounded said premises.

EXCEPTING THEREFROM the following piece or parcel of land conveyed to the State of Connecticut by Quit Claim Deed form Union Oil Company of California dated August 3, 1977 and recorded in Volume 286 at page 2 of the Southington Land Records;

That certain parcel of land situated in the town of Southington, County of Hartford and State of Connecticut, on the northerly side of the Meriden-Waterbury Turnpike, Route 66, containing 0.04 of an acre, more or less, bounded and described as follows;

Northerly by remaining land of the Releasor herein, 386.61 feet by a line designated “Taking Line”, as shown on the map hereinafter referred to;

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Easterly by land now or formerly of John R. Lacy, 10.00 feet;

Southerly by the Meriden-Waterbury Turnpike, Route 66, 386.43 feet;

Westerly running to a point.

The land herein conveyed comprises a portion of the premises acquired by the Releasor herein by a Warranty Deed dated May 5, 1976, and recorded in Volume 275 at Page 548 of the Southington Land Records.

All of the above-described land being the same as follows;

BEGINNING at a point on the easterly sideline of Ruggles Row, said point being the westerly corner of said parcel;

THENCE RUNNING North 24 degrees 30 minutes 10 seconds East 372.82 feet to a point of curvature;

THENCE RUNNING Northeasterly 164.68 feet by a curve to the right having a radius of 455.00 feet to a point of tangency;

THENCE RUNNING North 45 degrees 14 minutes 25 seconds East 60.86 fee to a point, said last three courses being by the easterly sideline of Ruggles Row;

THENCE turning and running South 79 degrees 35 minutes 10 seconds East 463.15 feet to a concrete bound;

THENCE turning and running South 09 degrees 05 minutes 20 seconds West 977.71 feet to a point on the northerly sideline of the Meriden Waterbury Turnpike, said last two courses being by land now or formerly of the The Robert L. Jacks and Ted J. Crew Partnership;

THENCE turning and running North 82 degrees 41 minutes 36 seconds West 386.61 feet to a point;

THENCE turning and running North 75 degrees 20 minutes 30 seconds West 167.15 feet to a point, said last two courses being by the Meriden Waterbury Turnpike;

THENCE Turning and running North 17 degrees 46 minutes 15 seconds East 99.80 feet by land now or formerly of Emerick Mirando and Domenick Mirando to

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a pipe;

THENCE turning and running North 18 degrees 26 minutes 50 seconds East 69.39 feet to a point;

THENCE turning and running North 18 degrees 43 minutes 10 seconds East 233.43 feet to a point;

THEnCE turning and running North 78 degrees 40 minutes 30 seconds West 90.00 feet to a point;

THENCE turning and running North 11 degrees 19 minutes 30 seconds East 13.00 feet to a point;

THENCE turning and running North 72 degrees 02 minutes 50 seconds West 93.59 feet to the point of beginning, said last six courses being by land now or formerly of Ted J. Crew and Robert L. Jacks Partnership.

Containing 554,061 square feet, more or less, of 12.719 acres, more or less.

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3.154 Southington, CT
1875 Meriden/Waterbury Road
P.O. Box 427/527
Milldale, CT 06467
(TCA Site No. 154)
(Sublease Parcel)

Legal Description

A parcel consisting of an area equal to 87,624 square feet (2.01 acres ±), on a certain map entitled “MAP OF THE ROBERT L. JACKS AND TED J. CREW PARTNERSHIP # 1843 # 1845 MERIDEN WTBY TPKE SOUTHINGTON, CT SCALE: 1” 40’ SEPT., 14, 1983 REV. 9/23/83 REV. 5/3/84 REV. 2/19/99 KRATZERT & JONES CIVIL ENGINEERS — LAND SURVEYORS — SITE PLANNERS MERIDEN — WATERBURY TURNPIKE MILLDALE, CONNECTICUT.”

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3.022 Willington, CT
327 Ruby Road
Willington, CT 06279
(TCA Site No. 22)

Parcel I

All those certain pieces or parcels of land shown and described as “Parcel B-1”, “Parcel B-2” and “Parcel H” on a certain plan entitled, “Lease Site Plan Willington Travel Plaza Ruby Road a.k.a. Ct. Route 320 Willington, Ct.” prepared by Gardner & Peterson Associates, 178 Hartford Turnpike Tolland, Connecticut Professional Engineers Land Surveyors Scale 1” = 100’ date 6/14/95 Sheet No. 1 of 1 Revisions 6/16/95, 6/23/95, Map. No. 8954-LS, which plan is on file in the offices of the Landlord and Tenant.

Parcel II

That certain parcel of land, situated in the Town of Willington, County of Tolland and State of Connecticut on the westerly side of Ruby Road (Rte. 320) as relocated, containing 0.18 of an acre, as shown on a map entitled “TOWN OF WILLlNGTON MAP SHOWING LAND RELEASED TO ROYCE PROPERTIES LLC BY THE STATE OF CONNECTICUT RUBY ROAD — CONN. ROUTE 320 SCALE l’=40” JULY 1996” prepared by Gardener & Peterson Associates, Tolland, Connecticut, Job 8954. Said premises are more particularly bounded and described as follows:

EASTERLY	- by Ruby Road (Rte. 320) as relocated, 386.63 feet;

SOUTHERLY	- running to a point;

Generally
WESTERLY	- by land now of Royce Properties LLC, 392.86 feet;

NORTHERLY	- running to a point.

3.125 Baldwin, FL
P.O. Box 638
Baldwin, FL 32234
(TCA Site No. 125)

Legal Description

PARCEL A:

Part of the Northeast 1/4 of Section 34, Township 2 South, Range 23 East, Duval County, Florida, more particularly described as follows:

Commence at the center line intersection of Interstate No. 10 and U.S. No. 301; thence South 0°40’05” East, 1156.88 feet along the center line of said U.S. No. 301 to the point of curve of a curve concave to the West and having a radius of 2864.79 feet; thence around and along said curve an arc distance of 552.03 feet to a point, said arc being subtended by a chord having a bearing and distance of South 04°51’08” West, 551.17 feet; thence North 79°14’ West, 751.92 feet to the Point of Beginning; thence continue North 79°14’ West, 400.72 feet to an iron rod; thence North 0°14’ East, 916.24 feet to an iron rod; thence South 69°29’49” East, 419.97 feet to an iron rod; thence South 0°14’ West, 844.0 feet to the Point of Beginning.

EXCEPTING THEREFROM:

A 100.0 foot strip of land as a right-of-way line for Florida Power and Light Company.

PARCEL B:

That certain piece, parcel or tract of land, situate, lying and being in the County of Duval and State of Florida, and being more particularly described as follows:

A part of the Northeast 1/4 of Section 34, Township 2 South, Range 23 East, Duval County, Florida, described as follows:

Commence at the Southerly terminus or Point of Beginning of that certain curve concave to the Southwest and having a radius of 625.0 feet, as described in O.R. Volume 694, Page 21, of the Public Records of said County; thence North 86°10’ East, 21.0 feet to the Westerly right-of-way of U.S. Highway No. 301; (which is the Easterly terminus of a limited access fence); thence South 5°00’23” West, 60.0 feet as measured along the chord of a curve concave to the West having a radius of 2728.79 feet to the Point of Beginning; thence continue along the last described curve, a chord bearing and distance of South 8°16’43” West, 250.0 feet; the last two described calls are along the Westerly right-of-way line of U.S. Highway No. 301; thence North 79°14’ West, 615.92 feet; thence North 0°14’ East, 844.0 feet; thence South 69°29’49” East 209.92 feet; thence Southeasterly along a curve concave to the Southwest having a radius of 565.0 feet, a chord bearing and distance of South 32°34’07” East, 678.92 feet; thence South 14°21’ East, 63.35 feet; thence South 85°38’25” East 60.0 feet to the Point of Beginning.

ALL OF THE ABOVE-DESCRIBED PARCELS A-B BEING THE SAME AS FOLLOWS:

LEGAL DESCRIPTION OVERALL:

Part of the Northeast 1/4 of Section 34, Township 2 South, Range 23 East, Duval County, Florida, more particularly described as follows:

Commence at the center line intersection of Interstate No. 10 and U.S. No. 301; thence South 0°40’05” East, 1,156.88 feet along the center line of said U.S. No. 301 to the Point of Curve of a curve concave to the West and having a radius of 2,864.79 feet; thence around and along said curve an arc distance of 552.03 feet to a point, said arc being subtended by a chord having a bearing and distance of South

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4°51’08” West, 551.17 feet; thence North 79°14’00” West, 136.00 feet to the Point of Beginning; thence continue North 79°14’00” West, 1,016.64 feet; thence North 0°14’00” East, 916.24 feet, thence South 69°29’49” East, 629.89 feet to the point of curve of a curve concave to the West and having a radius of 565.00 feet; thence around and along said curve an arc distance of 728.31 feet to a point, said arc being subtended by a chord having a bearing and distance of South 32°34’07” East, 678.92 feet; thence South 14° 21’00” East, 63.35 feet; thence South 85°38’25” East, 80.00 feet to a point on a curve; thence Southerly 250.00 feet along the arc of a curve concave to the Northwest having a radius of 2728.79 feet and a chord bearing and distance of South 08°16’43” West, 250.00 feet to the Point of Beginning

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3.126 Jacksonville S., FL
1650 C. R. 210 West
Jacksonville, FL 32259
(TCA Site No. 126)

Legal Description

PARCEL I

A portion of Government Lot 3, Section 16, Township 5 South, Range 28 East, St. Johns County, Florida, more particularly described as follows:

Beginning at the Northeast corner of Government Lot 3, Section 16, Township 5 South, Range 28 East, thence South 0°41’15” East, along the East Boundary of said Government Lot, 775.70 feet to the Northwesterly right-of-way line curve of State Road No. 210, said curve being concave Northwesterly and having a radius of 624.07 feet, thence Southwesterly, along said right-of-way line curve, a chord bearing and distance of South 73°49’23” West 183.44 feet, said point being the Point of Intersection of said right-of-way line with the Easterly right-of-way line of Interstate Highway No. 95, thence North 69°48’25” West, along said right-of-way line, 123.16 feet, thence North 12°15’24” West, along said right-of-way line, 813.58 feet to the North boundary of said Government Lot, thence South 88°38’33” East, along said North boundary, 455.32 feet to the Point of Beginning.

PARCEL II

A portion of Government Lot 2, Section 16, Township 5 South, Range 28 East, St. Johns County, Florida, more particularly described as follows:

Beginning at the Northwest corner of said Government Lot 2; thence run South 0°41’15” East along the Westerly line of said Government Lot 2, a distance of 775.70 feet to the Northwesterly right-of-way line of State Road No. 210; thence along a curve to the left in said right-of-way line, said curve having a radius of 624.07 feet, a distance of 302.75 feet as measured along a chord bearing North 51°20’01” East to a Point of Tangency; thence continue along the right-of-way line of said State Road No. 210 North 37°17’45” East, a distance of 99.39 feet; thence run North 0°41’15” West, parallel to said Westerly line of Government Lot 2, a distance of 500.35 feet to the Northerly line of said Government Lot 2; thence run North 88°38’33” West along said Northerly line of Government Lot 2, a distance of 300 feet to the Point of Beginning.

3.178 Marianna, FL
2112 Highway 71 South
P.O. Box 1585
Marianna, FL 32448
(TCA Site No. 178)

Legal Description

PARCEL I:

That portion of the North 1/2 of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, lying South of the right-of-way of Interstate 10, better described as:

Commence at an existing concrete monument marking the Southeast corner of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida; thence North 02°19’57”East 658.66 feet to an existing concrete monument and call this the Point of Beginning; thence continue North 02°19’57”East 51.25 feet to a concrete monument on the Southerly right-of-way of Interstate 10; thence North 75°47’32”West 180.48 feet to an existing Department of Transportation iron rod; thence continue along said right-of-way North 77°13’57”West 337.58 feet to an existing Department of Transportation iron rod; thence continue along said right-of-way North 87°04’09”West 836.35 feet to an existing concrete monument; thence South 01°43’43”West, 223.50 feet to a concrete monument; thence North 89°33’36”East, 1344.05 feet to the Point of Beginning.

PARCEL II:

Commence at the Northeast corner of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida, as per State Road Department Right-of-Way Plans S53002-2404, Sheet 1; thence South 02°21’30”West 431.59 feet to the center line of Interstate 10; thence North 75°49’47”West 1809.59 feet along the center line of said road to the center line intersection of State Road 71; thence South 00°16’17”East along the center line 1143.3 feet; thence North 89°43’43”East, 102.65 feet to the new right-of-way of State Road 71; thence North 06°58’41”East along said right-of-way 470.28 feet; thence North 38°16’38”East along said right-of-way 276.17 feet; thence South 87°04’09”East 61.9 feet; thence South 01°43’43”West 223.5 feet to an existing concrete marker and call this the Point of Beginning; thence continue South 01°43’43”West 663.0 feet to a concrete marker; thence North 89°24’43”East 1336.2 feet to an existing concrete marker; thence North 02°22’13”East, 658.7 feet to an existing concrete marker; thence South 89°34’53”West 1345.3 feet to the Point of Beginning.

PARCEL III:

Commence at the Northeast corner of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida, as per State Road Department Right-of-Way Plans S53002-2404, Sheet 1; thence South 02°21’30”West, 431.59 feet to the center line of Interstate 10; thence North 75°49’47”West, 1809.59 feet along the center line of said road to the center line intersection of State Road 71; thence South 00°16’17”East along the center line, 1143.3 feet; thence North 89°43’43”East 102.65 feet to the new right-of-way of State Road 71 and call this the Point of Beginning; thence continue North 89°43.43”East 195.9 feet; thence South 00°16’17”East 417.5 feet; thence North 89°43’43”East, 60.2 feet; thence North 01°43’43”East, 1097.1 feet, to a concrete marker on the South right-of-way of Interstate 10; thence North 87°04’09”West 61.9 feet; thence South 38°16’38”West, 276.17 feet along the South right-of-way of said road; thence South 06°58’41”West 470.28 feet along the East right-of-way of said road to the Point of Beginning.

PARCEL IV:

Commence at the Northeast corner of the Southeast 1/4 of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida, as per State Road Department Right-of-Way Plans S53002-2404, Sheet 1; thence South 02°21’30”West 431.59 feet to the center line of Interstate 10;

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thence North 75°49’47”West, 1809.59 feet along the center line of said road to the center line intersection of State Road 71; thence South 00°16’17”East along the center line 1143.3 feet; thence North 89°43’43”East 102.65 feet to the new right-of-way of State Road 71 and call this the Point of Beginning; thence continue North 89°43’43”East, 195.9 feet; thence South 00°16’17”East 417.5 feet; thence South 89°43’43”West, 228.55 feet to the new right-of-way of State Road 71; thence North 00°16’17”West 160.8 feet along said right-of-way; thence North 06°58’41”East along said right-of-way 258.77 feet to the Point of Beginning.

ALL OF THE ABOVE DESCRIBED PARCELS I, II, III, AND IV BEING THE SAME AS FOLLOWS:

Commence at an existing concrete monument marking the Southeast corner of the Northeast 1/4 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida and call this the Point of Beginning; thence North 02°19’35”East along the Easterly line of said Section 25, a distance of 709.35 feet to the intersection of the Easterly line of said Section 25 and the Southerly right of way of State Road 8 (Interstate 10); thence North 75°47’32”West along the Southerly right of way of said road, a distance of 180.48 feet; thence North 77°13’57”West along the Southerly right of way of said road, a distance of 337.58 feet to an existing Florida Department of Transportation iron rod and cap; thence North 87°04’09”West along the Southerly right of way of said road, a distance of 897.60 feet to a concrete monument; thence South 38°16’51”West along the Southerly right of way of said road, a distance of 276.17 feet to a Florida Department of Transportation iron rod set at the intersection of the Southerly right of way of Interstate 10 and the Easterly right of way of State Road No. 71; thence South 06°58’54”West along the Easterly right of way of State Road No. 71, a distance of 729.85 feet to a Florida Department of Transportation iron rod; thence South 00°16’01”East along the Easterly right of way of said road, a distance of 159.96 feet to a concrete monument; thence North 89°42’44”East, a distance of 290.55 feet to an iron rod; thence North 01°04’38”East, a distance of 210.60 feet to a concrete monument; thence North 89°19’53”East, a distance of 1336.47 feet to the Point of Beginning; the above described parcel located in the East 1/2 of Section 25, Township 4 North, Range 10 West, Jackson County, Florida.

Less and Excepting from the aforesaid Parcels I, II, III and IV and the above overall parcel the land described in the Special Warranty Deed, dated January 5, 2006, recorded January 9, 2006 in O.R. Book 1062, Page 581, Public Records of Jackson County, Florida.

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3.158 Tampa, FL
11706 Tampa Gateway Blvd.
P.O. Box 1859
Seffner, FL 33584
(TCA Site No. 158 - Tampa)

Legal Description

Parcel I:

Parcel I of Tampa Gateway Park Plat Book 91, Page 88, Public Records of HILLSBOROUGH County Florida, also described as:

That part of the North 1,551 feet of the West 1/2 of the Northwest 1/4, Section 34, Township 28 South, Range 20 East, Hillsborough County, Florida, being more particularly described as follows:

Commence at the Northwest corner of said Section 34, thence South 89°58’24 East, 256.29 feet along the North boundary of the Northwest 1/4 of said Section 34, to the Point of Beginning; continue thence South 89°58’24”East, 819.78 feet, along said North boundary; thence South 00°12’10”East, 517.57 feet; thence South 89°47’50”West, 40.00 feet; thence North 00°12’10”West, 45.00 feet; thence South 89°47’50”West, 923.06 feet; thence North 00°12’08”West, 198.17 feet to a point of curvature; thence 122.81 feet along the arc of a curve to the right, having a radius of 125.00 feet, a central angle of 56°17’28”and a chord bearing of North 27°56’36”East, 117.93 feet to a point of reverse curvature; thence 135.57 feet along the arc of a curve to the left, having a radius of 175.00 feet, a central angle of 44°23’08”and a chord bearing of North 33°53’46”East, 132.20 feet to a point of tangency; thence North 11°42’12”East, 65.64 feet to the Point of Beginning.

Parcel II:

Drainage Easement for the benefit of Parcel I between TA Operating Corporation and Tampa Gateway Park Properties, LLC, dated November 21, 2001, filed November 26, 2001 in O.R. Book 11223, Page 1103 Public Records of HILLSBOROUGH County, Florida over, under and across the following described property;

Parcel 6 of Tampa Gateway Park Plat Book 91, Page 88, Public Records of HILLSBOROUGH County, Florida.

Parcel III:

Easements for the benefit of Parcel I (Tract “A”) as noted in Declaration of Covenants, Conditions and Restrictions for Tampa Gateway Park, recorded in O.R. Book 10072, Page 1780 but limited to:

a)   Easement for Common Area as described in Article 1 (b) and Article III- Common Area, Section 2: Owner’s Rights

b)   Perpetual, non-exclusive easement for stormwater drainage and retention in and to the ponds located on Tract A as noted in O.R. Book 10072, Page 1792.

3.197 Vero Beach. FL
8909 20th Street
Vero Beach, FL 32966
(TCA Site No. 197)

Legal Description

Lot 1, Travel Centers of America Subdivision, according to the map or Plat thereof, filed in Plat Book 16, Page 12, Public Records of Indian River County, Florida.

3.053 Wildwood, FL
556 St. Rt. 44
P.O. Box 1017
Wildwood, FL 34785
(TCA Site No. 53)

Legal Description

COMMENCING AT THE SOUTHEAST CORNER OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST; THENCE SOUTH 89°28’30” WEST ALONG SECTION LINE 2647.34 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE NORTH 0°31’30” WEST 1320.00 FEET FOR THE POINT OF BEGINNING; THENCE NORTH 89°28’30” EAST 605.99 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 75; THENCE SOUTH 6°01’45” WEST ALONG SAID WESTERLY RIGHT-OF-WAY LINE, 691.45 FEET; THENCE SOUTH 47°18’12” WEST ALONG SAID WESTERLY RIGHT-OF-WAY LINE 142.78 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 44, SAID POINT BEING THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 75 AND THE NORTHERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 44; THENCE NORTH 71°16’15” WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE 705.72 FEET; THENCE NORTH 0°31’30” WEST 550.08 FEET; THENCE NORTH 89°28’30” EAST 245.00 FEET TO THE POINT OF BEGINNING; ALL BEING IN SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST, ALL LYING AND BEING IN SUMTER COUNTY, FLORIDA.

EXCEPT ROAD RIGHT-OF-WAY FOR STATE ROAD NO. 44, IF ANY; AND

EXCEPT ANY ROAD RIGHT-OF-WAY FOR INTERSTATE HIGHWAY NO. 75, IF ANY.

COMMENCING AT THE SOUTHEAST CORNER OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST; THENCE SOUTH 89°28’30” WEST, ALONG SECTION LINE, 2647.34 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE NORTH 0°31’30” WEST, 1320.00 FEET FOR THE POINT OF BEGINNING; THENCE NORTH 89°28’30” EAST, 605.99 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 75; THENCE NORTH 6°01’45” EAST, ALONG SAID WESTERLY RIGHT-OF-WAY LINE, 364.12 FEET; THENCE NORTH 2°58’15” WEST, ALONG SAID WESTERLY RIGHT-OF-WAY LINE 171.60 FEET TO A POINT ON THE EASTERLY PROJECTION OF THE SOUTH BOUNDARY OF A BORROW PIT; THENCE SOUTH 87°02’27” WEST ALONG SAID EASTERLY PROJECTION 300.00 FEET TO THE SOUTHEAST CORNER OF SAID BORROW PIT; THENCE SOUTH 87°02’27” WEST ALONG SAID SOUTH BOUNDARY 586.03 FEET; THENCE SOUTH 0°31’30” EAST, 495.56 FEET; THENCE NORTH 89°28’30” EAST, 245.00 FEET TO THE POINT OF BEGINNING;

EXCEPT ALL ROAD RIGHTS OF WAY.

ALSO DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST 1/2 OF THE SOUTHEAST 1/4 AND THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST IN SUMTER COUNTY, FLORIDA, BOUNDED AND DESCRIBED AS FOLLOWS:

FROM THE SOUTHEAST CORNER OF SAID SECTION 34, RUN SOUTH 89°28’30” WEST ALONG THE SOUTH LINE THEREOF 2647.34 FEET TO THE SOUTHWEST CORNER OF SAID SOUTHEAST 1/4; THENCE NORTH 0°31’30” WEST 1320 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; FROM SAID POINT OF BEGINNING, RUN NORTH 89°28’30” EAST, 605.99 FEET TO THE WESTERLY LINE OF THE RIGHT OF WAY OF INTERSTATE HIGHWAY NO. 75; THENCE SOUTH 06°01’45” WEST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 691.45 FEET; THENCE SOUTH 47°18’12” WEST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 142.78 FEET TO THE NORTHERLY LINE OF THE RIGHT OF WAY OF STATE ROAD NO. 44; THENCE NORTH 71°16’15” WEST ALONG THE NORTHERLY LINE OF SAID

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RIGHT OF WAY 705.72 FEET; THENCE NORTH 0°31’30” WEST, 550.08 FEET; THENCE NORTH 89°28’30” EAST 245 FEET TO THE POINT OF BEGINNING.

ALSO:

THAT PART OF THE WEST 1/2 OF THE SOUTHEAST 1/4 AND THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 22 EAST, IN SUMTER COUNTY, FLORIDA BOUNDED AND DESCRIBED AS FOLLOWS: FROM THE SOUTHEAST CORNER OF SAID SECTION 34, RUN SOUTH 89°28’30” WEST ALONG THE SOUTH LINE THEREOF, 2647.34 FEET TO THE SOUTHWEST CORNER OF SAID SOUTHEAST 1/4; THENCE NORTH 0°31’30” WEST 1320 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; FROM SAID POINT OF BEGINNING, RUN NORTH 89°28’30” EAST, 605.99 FEET TO THE WESTERLY LINE OF THE RIGHT OF WAY OF INTERSTATE HIGHWAY NO. 75; THENCE NORTH 06°01’45” EAST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 364.12 FEET; THENCE NORTH 02°58’15” WEST ALONG THE WESTERLY LINE OF SAID RIGHT OF WAY 171.6 FEET TO A POINT ON THE EASTERLY PROJECTION OF THE SOUTH BOUNDARY OF A BORROW PIT; THENCE SOUTH 87°02’27” WEST ALONG SAID EASTERLY PROJECTION AND ALONG SAID SOUTH BOUNDARY 886.03 FEET; THENCE SOUTH 0°31’30” EAST 495.56 FEET; THENCE NORTH 89°28’30” EAST 245 FEET TO THE POINT OF BEGINNING.

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3.004 Brunswick, GA
2995 US Highway 17 South
Brunswick, GA 31525
(TCA Site No. 4)

Legal Description

ALL THAT CERTAIN LOT, TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN GEORGIA MILITIA DISTRICT 27, GLYNN COUNTY GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CONCRETE MONUMENT FOUND AT THE INTERESECTION OF THE SOUTHERN RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17 AND THE WESTERN RIGHT-OF-WAY OF INTERESTATE 95 - RAMP “M”, PROCEED ALONG SAID RAMP RIGHT-OF-WAY SOUTH 21 DEGREES 26 MINUTES 31 SECONDS EAST FOR A DISTANCE OF 302.46 FEET TO A CONCRETE MONUMENT FOUND, THENCE CONTINUING ALONG SAID RAMP RIGHT-OF-WAY SOUTH 00 DEGREES 42 SECONDS WEST FOR A DISTANCE OF 144.27 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 63 DEGREES 57 MINUTES 27 SECONDS WEST FOR A DISTANCE OF 317.16 FEET TO A CONCRETE MONUMENT FOUND, THENCE PROCEED SOUTH 13 DEGREES 12 MINUTES 21 SECONDS EAST FOR A DISTANCE OF 800.86 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 14 DEGREES 37 MINUTES 37 SECONDS WEST FOR A DISTANCE OF 86.09 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 27 DEGREES 23 MINUTES 47 SECONDS WEST FOR A DISTANCE OF 500.10 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 28 DEGREES 32 MINUTES 12 SECONDS WEST FOR A DISTANCE OF 399.80 FEET TO A CONCRETE MONUMENT FOUND, THENCE SOUTH 28 DEGREES 32 MINUTES 32 SECONDS WEST FOR A DISTANCE OF 599.99 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 61 DEGREES 30 MINUTES 00 SECONDS WEST FOR A DISTANCE OF 19.15 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 1 DEGREE 22 MINUTES 09 SECONDS EAST FOR A DISTANCE OF 612.80 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 33 DEGREES 21 MINUTES 51 SECONDS EAST FOR A DISTANCE OF 983.50 FEET TO A CONCRETE MONUMENT FOUND, THENCE NORTH 33 DEGREES 21 MINUTES 51 SECONDS EAST FOR A DISTANCE OF 140.00 FEET TO AN IRON PIN SET, THENCE NORTH 12 DEGREES 08 MINUTES 47 SECONDS WEST FOR A DISTANCE OF 534.38 FEET TO AN IRON PIN SET, THENCE NORTH 84 DEGREES 08 MINUTES 14 SECONDS WEST FOR A DISTANCE OF 236.69 FEET TO AN IRON PIN SET, THENCE SOUTH 71 DEGREES 52 MINUTES 00 SECONDS WEST FOR A DISTANCE OF 255.71 FEET TO AN IRON PIN SET, THENCE NORTH 66 DEGREES 41 MINUTES 30 SECONDS WEST FOR A DISTANCE OF 469.36 FEET TO AN IRON PIN SET, SAID MONUMENT BEING LOCATED ON THE EASTERN LINE OF DUNGENESS DRIVE, A 100 FOOT WIDE PRIVATE EASEMENT, THENCE ALONG SAID EASTERN LINE OF DUNGENESS DRIVE NORTH 24 DEGREES 59 MINUTES 00 SECONDS EAST FOR A DISTANCE OF 964.87 FEET TO A CONCRETE MONUMENT FOUND, SAID MONUMENT BEING LOCATED AT INTERSECTION OF THE SAID EASTERN LINE OF DUNGENESS DRIVE AND THE SOUTHERN RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17, THENCE PROCEED ALONG SAID RIGHT-OF-WAY OF U.S. HIGHWAY NO. 17 SOUTH 64 DEGREES 57 SECONDS 28 SECONDS EAST FOR A DISTANCE OF 413.63 FEET TO A CONCRETE MONUMENT FOUND, THENCE CONTINUING ALONG SAID RIGHT-OF-WAU OF U.S. HIGHWAY NO. 17 SOUTH 64 DEGREES 57 MINUTES 28 SECONDS EAST FOR A DISTANCE OF 382.77 FEET TO A CONCRETE MONUMENT FOUND AND THE TRUE POINT OF BEGINNING.

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Also being insured as follows:

Also encumbering the following described land to the extent not included in the aforedescribed land:

All of those certain tracts or parcels of land situate, lying, and being the 27th G.M.D. in Glynn County, Georgia and being a tract of 16.02 acres and tract of 7.87 acres lying together and forming one tract of land described and identified according to the plat of survey by COMINE COASTAL SURVEYING, INC. entitled “A boundary survey for TRUCKSTOP’S INCORPORATED OF AMERICA, a portion the S.W. quadrant of the intersection of U.S. Highway 17 and Interstate 95 G.M.D. 27, Glynn County, Georgia, December 10, 1976, Scale 1” = 100’.” Reference is hereby made to said plat for the purpose of establishing the location, boundaries and dimensions of the tracts hereby conveyed, which are more particularly described as follows, to—wit:

To find the beginning point commence at the point of intersection of the centerline of U.S. Highway No. 17 with the centerline of I-95 and run N 64°01’ W 1,745.77 feet to a point; thence run S 24°59’W 150 feet to a point thence run S 65°01’ E 50 feet to a concrete monument marking the northwest corner of said 16.02 acre tract and the BEGINNING POINT; and from said beginning point running thence on the following stated courses for the following stated distances:

S 65°01’ E for 413.63 feet; S 13°11’ E for 1,548.00 feet to a concrete monument; S 14°37’30” W for 86.09 feet to a concrete R/W monument; S 27°23’06” W for 500.04 feet to a concrete R/W monument; S 28°29’56” W for 399.80 feet to a concrete R/W monument; S 28°29’56” W for 600.05 feet to a concrete R/W monument; N 61°30’04” W for 20.00 feet to a concrete monument; N 01°22’09” E for 612.80 feet to a concrete monument; N 33°21’51” E for 983.50 feet to a concrete monument; N 33°21’51” E for 140.00 feet to a concrete monument; N 12°08’47” W for 534.38 feet to a concrete monument N 84°08’14” W for 236.69 feet to a concrete monument; S 71°52’ W for 255.71 feet to a concrete monument; N 66°41’30” W for 469.36 feet to a concrete monument; N 24°59’ E for 965.34 feet to the BEGINNING POINT.

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Also included are the following rights:

1.     The non-exclusive right to use the lake adjacent to the above conveyed premises in a reasonable manner for recreational purposes, subject to prudent rules and regulations promulgated by The 17—95 Corporation (a Georgia corporation which conveyed the above described property to Lessor and which hereinafter is referred to as “Lessor’s Grantor”) from time to time. Such Lessor’s Grantor has not guaranteed, however, the maintenance of any water level in said lake.

2.     The non-exclusive right of surface drainage from the described premises into said lake.

3.     The non—exclusive right of ingress through, over, on and across the one hundred (100) foot road which borders the premises above described on the westerly side as shown on said Conine survey.

All that certain lot, tract or parcel of land situate, lying and being in Glynn County, Georgia, in the 27th District, G.M. therein, described and identified according to a plat of survey made by James L. Conine, Georgia Registered Surveyor No.1545, dated May 27, 1980 a copy of said plat being attached hereto as Exhibit “A” and made a part hereof, as follows, to-wit: BEGINNING at a point where the southern line of U.S. Highway No. 17, a 300 foot right-of-way, is intersected by the western entrance ramp to Interstate Highway No. 95, and from said beginning point run thence South 21 degrees 30 minutes East for a distance of 302.23 feet to a concrete monument; thence run South 00 degrees 42 minutes 46 seconds West for a distances of 144.27 feet to a concrete monument; thence run South 63 degrees 45 minutes West for a distance of 317.57 feet to a concrete monument; thence run North 13 degrees 11 minutes West for a distance at 746.8 feet to a concrete monument located on the southern line of U.S. Highway No. 17; thence run South 65 degrees 01 minutes East along said line of said Highway No. 17, for a distance of 382.15 feet to the point or place of beginning.

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3.146 Cartersville, GA
981 Cassville-White Road
Cartersville, GA 30121
(TCA Site No. 146)

Legal Description

All that tract or parcel of land lying and being in Land Lot 190 of the 5th District, 3rd Section, Bartow County, Georgia, being more particularly described as follows:

BEGINNING at a 5/8 inch rebar set at the intersection of the north right of way of Casseville-White Road (150 foot right of way) and the westerly right of way of Five Forks Road (variable right of way); thence along a curve to the left having a radius of 2944.79 feet and an arc length of 290.99 feet, being subtended by a chord of north 86 degrees 11 minutes 58 seconds west along the right of way of Cassville-White Road (150 foot right of way) for a distance of 290.87 feet to a point; run thence north 88 degrees 55 minutes 19 seconds west continuing along said right of way, for a distance of 201.94 feet to a 1/2 inch rebar set; thence leaving said right of way north 00 degrees 50 minutes 56 seconds east along the right of way of proposed Kent Road (60 foot right of way), for a distance of 53.15 feet to a point; thence along a curve to the left having a radius of 134.50 feet and an arc length of 105.63 feet, being subtended by a chord of north 21 degrees 39 minutes 01 seconds west along said right of way for a distance of 102.94 feet to a point; thence north 44 degrees 08 minutes 57 seconds west along said right of way, for a distance 518.25 feet to a point; thence north 32 degrees 53 minutes 34 seconds west along said right of way, for a distance of 259.03 feet to a 1/2 inch rebar set; thence north 02 degrees 11 minutes 01 seconds east for a distance of 705.60 feet to a 1/2 inch rebar found; thence south 56 degrees 00 minutes 00 seconds east a distance of 154.04 feet to a point; thence south 84 degrees 00 minutes 00 seconds east a distance of 131.28 feet to a point; thence south 70 degrees 00 minutes 00 seconds east a distance of 105.56 feet to a point; thence south 74 degrees 29 minutes 00 seconds east a distance of 110.27 feet to a 1/2 inch rebar set; thence south 33 degrees 08 minutes 04 seconds east a distance of 694.53 feet to a 1/2 inch rebar set; thence north 90 degrees 00 minutes 00 seconds east a distance of 216.21 feet to 1/2 inch rebar set on the westerly right of way of Five Forks Road (variable right of way); thence south 07 degrees 57 minutes 35 seconds east along said right of way for a distance of 70.99 feet to a point; thence south 06 degrees 35 minutes 37 seconds east along said right of way for a distance of 112.63 feet to a point; thence south 04 degrees 45 minutes 39 seconds east along said right of way for a distance of 106.82 feet to a point; thence south 02 degrees 44 minutes 29 seconds east along said right of way for a distance of 79.11 feet to a 1/2 inch rebar set; thence north 88 degrees 32 minutes 07 seconds west along said right of way for a distance of 44.89 feet to a 1/2 inch rebar set; thence south 01 degrees 21 minutes 14 seconds west along said right of way for a distance of 200.01 feet to a 1/2 inch rebar set; thence south 15 degrees 12 minutes 09 seconds west along said right of way for a distance of 112.61 feet to a 1/2 inch rebar and the POINT OF BEGINNING. Containing 21.442 acres.

LESS AND EXCEPT All that tract or parcel of land lying and being in Land Lot 190 of the 5th District, 3rd Section, Bartow County, Georgia as conveyed by virtue of that certain Limited Warranty Deed recorded on February 27, 1998 at Deed Book 1097, Page 126 and being more particularly described as follows:

Commence at a 5/8 inch rebar located at the intersection of the North Right-of-Way of Cassville-White Road and the Westerly Right-of-Way of Five Forks Road; thence along a curve to the left having a radius of 2944.79 feet and an arc length of 290.99 feet, being subtended by a chord of

North 86 degrees 11 minutes 58 seconds West along the Right-of-Way of Cassville-White Road, for a distance of 290.87 feet to a 5/8 inch rebar; thence North 88 degrees 55 minutes 19 seconds West continuing along said Right-of-Way, for a distance of 201.94 feet to an iron pin set and the TRUE POINT OF BEGINNING; thence North 88 degrees 55 minutes 19 seconds West, for a distance of 107.07 feet to an 1/2 inch rebar found; thence North 02 degrees 09 minutes 10 seconds East, for a distance of 210.77 feet to an iron pin set; thence South 44 degrees 06 minutes 57 seconds East, for a distance of 88.94 feet to an iron pin set; thence along a curve to the right having a radius of 134.50 feet and an arc length of 105.63 feet, being subtended by a chord of South 21 degrees 39 minutes 01 second East, for a distance of 102.94 feet to a point; thence South 00 degrees 50 minutes 56 seconds West, for a distance of 53.15 feet to an iron pin at the TRUE POINT OF BEGINNING.

Access Rights in Book 1104, Page 583.

3.156 Commerce, GA
30732 Highway 441 South
P.O. Box 478
Commerce, GA 30529
(TCA Site No. 156)

Legal Description

All that tract or parcel of land lying and being in the 208th G.M. District, Banks County, Georgia, containing 13.403 acres or 583,833 square feet and being more particularly described as follows:

BEGINNING at a concrete right of way marker at the intersection of the southeastern right of way of Interstate Highway 85 (right of way 127.13 feet off centerline of Ramp “C”) with the southwestern right of way of U.S. Highway 441 (right of way 75 feet off centerline); thence south 21 degrees 44 minutes 13 seconds east a distance of 669.90 feet along the southwestern right of way of U.S. Highway 441 to an iron pin (right of way 75 feet off centerline); thence south 05 degrees 03 minutes 44 seconds east a distance of 17.40 feet along said southwestern right of way to an iron pin (right of way 80 feet off centerline); thence south 21 degrees 45 minutes 41 seconds east a distance of 37.70 feet-along said right of way to the point of intersection of the said southwestern right of way with the centerline of Crooked Creek (right of way 80 feet off centerline); thence north 89 degrees 07 minutes 26 seconds west a distance of 61.01 feet along the centerline of Crooked Creek to a point; thence south 76 degrees 54 minutes 32 seconds west a distance of 45.15 feet along said centerline to a point; thence south 75 degrees 24 minutes 57 seconds west a distance of 106.74 feet along said centerline to a point; thence south 82 degrees 43 minutes 35 seconds west a distance of 95.47 feet along said centerline to a point; thence south 80 degrees 48 minutes 22 seconds west a distance of 97.99 feet along said centerline to a point; thence north 62 degrees 20 minutes 47 seconds west a distance of 72.43 feet along said centerline to a point; thence north 83 degrees 29 minutes 18 seconds west a distance of 67.94 feet along said centerline to a point; thence north 75 degrees 45 minutes 44 seconds west a distance of 94.79 feet along the centerline of said Crooked Creek to a point; thence north 80 degrees 57 minutes 06 seconds west a distance of 118.10 feet along said centerline to a point; thence north 73 degrees 17 minutes 02 seconds west a distance of 86.77 feet along said centerline to a point; thence north 67 degrees 46 minutes 19 seconds west a distance of 52.24 feet along said centerline to a point; thence north 14 degrees 32 minutes 06 seconds west a distance of 40.03 feet along said centerline to a point; thence north 02 degrees 23 minutes 20 seconds west a distance of 25.07 feet along said centerline to a point; thence north 15 degrees 26 minutes 20 seconds east a distance of 61.99 feet along said centerline to a point; thence north 15 degrees 25 minutes 02 seconds west a distance of 38.45 feet along said centerline to a point; thence north 59 degrees 30 minutes 06 seconds west a distance of 54.01 feet along said centerline to a point; thence north 56 degrees 03 minutes 20 seconds west a distance of 43.18 feet along said centerline to a point; thence south 88 degrees 46 minutes 42 seconds west a distance of 43.93 feet along said centerline to a point; thence north 52 degrees 12 minutes 48 seconds west a distance of 31.91 feet along said centerline to a point; thence north 25 degrees 22 minutes 46 seconds west a distance of 56.42 feet along said centerline to a point; thence north 51 degrees 25 minutes 59 seconds west a distance of 36.41 feet along said centerline to a point; thence north 79 degrees 07 minutes 12 seconds west a distance of 39.90 feet along said centerline to a point; thence south 56 degrees 51 minutes 28 seconds west a distance of 33.99 feet along said centerline to a point; thence north 76 degrees 56 minutes 54 seconds west a distance of 53.92 feet along said centerline to a point; thence north 71 degrees 35 minutes 59 seconds west a distance of 2.90 feet along said centerline to a point in the center of said Crooked Creek, which point is south 38 degrees 42 minutes 01 seconds east 19.23 feet from an iron pin; thence north 38 degrees 42 minutes 01 seconds east a distance of 270.89 feet; leaving said creek to an iron pin on the

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southeastern right of way of Interstate Highway 85 (right of way 82 feet off centerline of Ramp “C”); thence along a curve to the right having a radius of 1063.92 feet and an arc length of 180.31 feet, being subtended by a chord of north 76 degrees 03 minutes 23 seconds east a distance of 180.10 feet along the southeastern right of way of Interstate Highway 85 to a concrete right of way marker right of way 82 feet off centerline of Ramp “C”); thence north 80 degrees 56 minutes 04 seconds east a distance of 520.96 feet along said southeastern right of way to a concrete right of way marker (right of way 82 feet off centerline of Ramp “C”); thence south 67 degrees 58 minutes 16 seconds east a distance of 87.38 feet along said southeastern right of way to a concrete right of way marker and THE POINT OF BEGINNING.

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3.037 Atlanta, GA
4215 Thurman Road
Conley, GA 30288
(TCA Site No. 37 - Atlanta)

Legal Description

ALL THAT TRACT or parcel of land lying and being in Land Lots 15, 16, 17, and 18 of the 15th Land District of DeKalb County, Georgia, and being more particularly described as follows:

COMMENCE at the point formed by the intersection of the southwesterly right-of-way line of Old McDonough Road (having an 80’ right-of-way at this point) and the northwesterly right-of-way line of Thurman Road (a/k/a State Route 160) (having a 100 right-of-way); thence travel south 32°06’00” west along the northwesterly right-of-way line of Thurman Road a distance of 180.00’ to an iron pin found and the POINT OF BEGINNING; from the POINT OF BEGINNING as thus established, continue along said right-of-way line south 32°06’00” west a distance of 599.78’ to an iron pin found; thence depart said right-of-way line and travel south 88°52’14” west a distance of 147.00’ to an iron pin found; thence travel north 23°24’50” west a distance of 212.04’ to an iron pin found; thence travel north 24°29’34” west a distance of 51.37’ to an iron pin found; thence travel north 11°02’32” east a distance of 10.50’ to an iron pin found; thence travel north 76°33’42” west a distance of 100.00’ to an iron pin found; thence travel south 11°02’30” west a distance of 100.00’ to an iron pin found; thence travel north 76°33’03” west a distance of 60.00’ to a ‘PK’ nail and cap set in asphalt; thence travel south 43°52’14” west a distance of 277.37’ to an iron pin found; thence travel south 88°52’14” west a distance of 96.96’ to an iron pin found located on the east line of a proposed 60’ right-of-way known as Transport City Court; thence travel along said proposed right-of-way line in a northerly direction following the curvature to the left an arc distance of 166.87’ to an iron pin set, said arc having a radius of 364.97’ and subtending a chord bearing north 03°02’47” west for a distance of 165.42’; thence continue along said proposed right-of-way line north 16°08’40” west a distance of 35.00’ to an iron pin set on the northeasterly right-of-way line of Transport City Court (having a 60’ right-of-way); thence travel along said right-of-way line north 16°08’40” west a distance of 293.77’ to an iron pin set; thence continue along said right-of-way line in a northeasterly direction following the curvature to the right an arc distance of 28.07’ to an iron pin set on the southeasterly right-of-way line of Transport City Drive (having a 60’ right-of-way), said arc having a radius of 20.00’ and subtending a chord bearing north 24°3’55” cast for a distance of 25.82’; thence travel along the southeasterly right-of-way line of Transport City Drive northeasterly following the curvature to the left an arc distance of 140.90’ to an iron pin set; said arc having a radius of 340.00’ and subtending a chord bearing north 52°24’14” east for a distance of 139.86’; thence continue along said right-of-way line north 40°31’57” east a distance of 739.04’ to an iron pin set; thence continue along said right-of-way in a northeasterly direction following the curvature to the right an arc distance of 27.26’ to an iron pin set on the southwesterly right-of-way line of Old McDonough Road (having a 55’ right-of-way), said arc having a radius of 20.00’ and subtending a chord bearing north 79°34’48” east for a distance of 25.20’; thence travel along said right-of-way line south 61°22’21” east a distance of 52.47’ to an iron pin set; thence continue along said right-of-way line in a southeasterly direction following the curvature to the right an arc distance of 143.23’ to an iron pin set, said arc having a radius of 689.02’ and subtending a chord bearing south 55°25’12” east for a distance of 142.97’; thence continue along said right-of-way line south 49°28’03” east a distance of 377.38’ to an iron pin found; thence depart said right-of-way line and travel south 40°31’57” west a distance of 231.84’ to an iron pin found;

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thence travel south 57°54’00” east a distance of 211.84’ to an iron pin set; thence travel in a northeasterly direction following the curvature to the left an arc distance of 31.42’ to an iron pin found on the northwesterly right-of-way line of Thurman Road (a/k/a State Route 160) (having a 100’ right-of-way) and the POINT OF BEGINNING, said are having a radius of 20.00’ and subtending a chord bearing north 77°06’04” east for a distance of 28.28’.

Shown as 773,977 square feet or 17.7681 acres on ALTA/ACSM Land Title Survey for Paul, Weiss, Rifkind, Wharton & Carrison and First America Title Insurance Company, prepared by International Land Surveying, Inc., bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1945, dated September 6, 1993, last revised December 8, 1993.

TOGETHER WITH rights arising under Conveyance of Drainage Easement from Waffle House, Inc., to Industrial Services, Ltd., a Georgia limited partnership, dated May 14, 1979, filed for record May 15, 1979 at 1:39 p.m., recorded in Deed Book 4041, Page 166, Records of DeKalb County, Georgia.

TOGETHER WITH all of the rights arising under that Sanitary Sewer Easement from Ventures Limited to Industrial Services, Ltd., dated October 11, 1976, and recorded in Deed Book 3573, beginning at Page 204, aforesaid records.

TOGETHER WITH rights arising under that Agreement between Industrial Services, Ltd., and Ventures Limited dated October 19, 1973, and recorded in Deed Book 3573, beginning at page 196, aforesaid records.

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Being the same as:

ALL THAT TRACT OR PARCEL OF LAND (thereinafter referred to as the “Land”) lying and being in Land Lots 15, 16, 17 and 18 of this 15th District of Dekalb County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT on this northwest line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 160 a 100-foot right-of-way) a distance of 180.0 feet southwesterly as measured along the northwest line of said right-of-way of Thurman Road from the point formed by the intersection of the northwest line of said right-of-way of Thurman Road with the southwest line of the right-of-way of Old McDonough Road (an 80-foot right-of-way at that point); and running thence south 32 degrees 06 minutes 00 seconds west along the northwest line of said right-of-way of Thurman Road a distance of 599.78 feet to a point; running thence south ILLEGIBLE degrees 52 minutes ILLEGIBLE seconds west a distance of 147.0 feet to a point; running thence north 23 degrees 24 minutes 50 seconds west a distance of 212.04 feet to a point; running thence north 24 degrees 29 minutes 34 seconds west a distance of 51.37 feet to a point; running thence north 21 degrees 02 minutes 32 seconds east a distance of 10.50 feet to a point; running thence north 76 degrees 33 minutes 42 seconds west a distance of 100.0 feet to a point; running thence south 11 degrees 02 minutes 20 seconds west a distance of 100.0 feet to a point; running thence north 76 degrees 33 minutes 03 seconds west a distance of 60.0 feet to a point; running thence south 43 degrees 52 minutes 14 seconds west a distance of 277.37 feet to a point; running thence south 98 degrees 52 minutes 14 seconds west a distance of ILLEGIBLE feet to a point located on the east line of a proposed 60-foot right-of-way known as Transport City Circle; running thence in a northerly direction along the east line of said proposed right-of-way of Transport City Circle, and following the curvature thereof, a distance of 166.87 feet to a point (said line forming the arc of a curve to the left having a chord of 155.42 feet as measured along a bearing of north 03 degrees 02 minutes 47 seconds west; running thence north 16 degrees 08 minutes 40 seconds west along the east line of said proposed right-of-way of Transport City Circle a distance of 328.77 feet to a point; running thence in a northeasterly direction along the next line of said proposed right-of-way of Transport City Circle, and following the curvature thereof, a distance of 29.07 feet to a point (said line forming the arc of a curve to the right having a chord of 25.07 feet as measured along a bearing of north 24 degrees 03 minutes 55 seconds east); running thence in a northeasterly direction along the southeast line of a proposed 60-foot right-of-way known as Transport City Drive, and following the curvature thereof, a distance of 140.70 feet to a point (said line forming the arc of a curve to the left having a chord of 139.89 feet as measured along a bearing of north 52 degrees 24 minutes 14 seconds east); running thence north 40 degrees 31 minutes 57 seconds east along the southeast line of said proposed right-of-way of Transport City Drive a distance of 739.04 feet to a point; running thence in an easterly direction along the southeast line of said proposed right-of-way of Transport City Drive, and following the curvature thereof, a distance of 27.26 feet to a point located on the southwest line of said right-of-way of Old McDonough Road (a 55-foot right-of-way at that point) (said line forming the arc of a curve to the right having a chord of 25.20 feet as measured along a bearing of north 79 degrees 34 minutes 48 seconds east); running thence south 61 degrees 22 minutes 11 seconds west along the southwest line of said right-of-way of Old McDonough Road a distance of 52.47 feet to a point; running thence in a southeasterly direction along the southwest line of said right-of-way of Old McDonough Road, and following the curvature thereof, a distance of 143.23 feet to a point (said

3

line forming the arc of a curve to the right having a chord of 142.97 feet as measured along a bearing of south 33 degrees 25 minutes 12 seconds east), running thence south 49 degrees 28 minutes 03 seconds east along the southwest line of said right-of-way of Old McDonough Road a distance of 377.31 feet to a point; running thence south 60 degrees 31 minutes 57 seconds west a distance of 291.54 feet to a point; running thence south 37 degrees 34 minutes 00 seconds east a distance of 211.14 feet to a point; running thence in an easterly direction along the arc of a curve to the left a distance of 31.42 feet to the POINT OF BEGINNING (said arc having a chord of 20.31 feet as measured along a bearing of north 17 degrees 06 seconds east); said property being designated as the “Proposed Service Center” and shown as containing 17.760 acres on the plat of survey, to which reference is ILLEGIBLE for all purposes, prepared for Industrial Services, Ltd. and MONY Mortgage Investors by John J. Barte Associates, Inc., bearing the certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, dated April 5, 1974, and revised September 21, 1976.

TOGETHER WITH a non-exclusive easement for ingress and agrees to and form the Land by vehicular and pedestrian traffic on, over and through the following described property (hereinafter referred to as the “Easement Area”):

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 16, 17 and 18 of the 15th District of DeKalb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING occurrence at the point formed by the intersection of the northwest line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 140 (a 100 foot right-of-way) with the southwest line of the right-of-way of Old McDonough Road (an 80 foot right-of-way at that point) and run thence north 49 degrees 20 minutes 03 seconds west along the southwest line of said right-of-way of Old McDonough Road, a distance of 577.38 feet to a point; run thence in a northwesterly direction along the southwest line of said right-of-way of Old McDonough Road, and follow the curvature thereof, a distance of 143.23 feet to a point (said line forming the arc of a curve to the left having a chord of 142.97 feet as measured along a bearing of north 33 degrees 25 minutes 12 seconds west); run thence north 61 degrees 25 minutes 12 seconds west); run thence north 61 degrees 22 minutes 21 seconds west along the southwest line of said right-of-way of Old McDonough Road, a distance of 52.47 feet to the POINT OF BEGINNING; from the TRUE POINT OF BEGINNING AS THUS ESTABLISHED, running thence in a westerly direction along the northwest line of the Land a distance of 27.26 feet to a point (said line forming the arc of a curve to the left having a chord of 25.70 feet as assured along a bearing of south 79 degrees 34 minutes 40 seconds west); running thence south 40 degrees 31 minutes 57 seconds west along the northwest line of the Land, a distance of 739.04 feet to a point; running thence in a southwesterly direction along the northwest line of the Land, a distance of 739.04 feet to a point; running thence in a southwesterly direction along the northwest line of Land, a distance of 140.80 feet to a point (said line forming the arc of a curve to the right having a chord of 138.89 feet as measured along a bearing of south 52 degrees 24 minutes 14 seconds west); running thence in a southerly direction along the northwest line of the Land, a distance of 28.07 feet to a point (said line forming the arc of a curve to the left having a chord of 25.82 feet as measured along a bearing of south 24 degrees 03 minutes 55 seconds west); running thence south 16 degrees 09 minutes 40 seconds east along the west line of the Land, a distance of 328.77 feet to a point; running thence in a southerly direction along the west line of the Land, a distance of 144.87 feet to a point (said line forming the arc of a curve to the right having a chord of 165.42 as measured along a bearing of south 03 degrees 02 minutes 47 seconds east); running thence south 68 degrees 53 minutes 24 seconds west, a distance of 61.40 feet to a point; running thence in a northerly direction, along the arc of a curve to the left having a chord of 149.80 feet as measured along a bearing of north 01 degree 55 minutes 40 seconds west, a distance of 151.53 feet to a point; running thence north 16 degrees 08 minutes 40 seconds west, a distance of 325.98 feet to a point; running thence in a northwesterly direction, along the arc of a curve to the left having a chord of 24.66 feet as measured along a bearing of north 57 north 56 minutes 53 seconds west, a distance of 29.18 feet to a point; running distance thence in a westerly direction, along the arc of a curve to the right having a chord of 52.72 feet as measured along a bearing of south 84 degrees 41 minutes 40 seconds west, a distance of 53.77 feet to a point; running thence south 89 degrees 08 minutes 20 seconds west, a distance of 209.33 feet to a point; running thence in a southwesterly direction, along the arc of a curve to the left having a chord of 171.68 feet as measured along a bearing of south 43 degrees 28 minutes 24 seconds west, a distance of 191.30 feet to a point; running thence south 02 degrees 11 minutes 39 seconds east, a distance of 354.49 feet to a point; running thence south 88 degrees 52 minutes 14 seconds west,

4

a distance of 40.01 feet to a point, running thence north 02 degrees 11 minutes 35 seconds west, a distance of 353.32 feet to a point, running thence in a northeasterly direction, along the arc of a curve to the right having a chord of 257.51 feet as measured along a bearing of north 43 degrees 30 minutes 21 seconds east, a distance of 286.14 feet to a point, running thence north 89 degrees 08 minutes 26 second east, a distance of 259.39 feet to a point; running thence in a northeasterly direction, along the arc of a curve to the left having a chord of 230.49 feet as measured along a bearing of north 64 degrees 50 minutes 11 seconds east, a distance of 237.55 feet to a point, running thence north 40 degrees 31 minutes 57 seconds east, a distance of 717.96 feet to a point; running thence in a northerly direction along the arc of a curve to the left having a chord of 31. 06 feet as measured along a bearing of north 10 degrees 25 minutes 12 seconds west, a distance of 35.57 feet to a point located on the southwest line of said right-of-way of Old McDonough Road, running thence south 61 degrees 22 minutes 21 seconds east along the southwest line of said right-of-way of Old McDonough Road, a distance of 102.20 feet to the POINT OF BEGINNING, said property being designated as “TRANSPORT CITY DRIVE - 40’ R/W (PROPOSED)” and “TRANSPORT CITY CIRCLE - 60’ R/W (PROPOSED)” on the plat of survey, to which reference is made for all purposes, prepared for Industrial Services, Ltd. by John J. Barte Associates Inc., bearing the certification of Louis J. [original illegible] Georgia Registered Land Surveyors, dated September 18, 1974 and revised November 11, 1976.

With regard to the aforedescribed easement, Grantor and Grantee hereby covenant and agree as follows:

(i)            Said easement shall be an appurtenance to and shall run with the title to the Land and shall be for the benefit of the owner from time to time of the Land and its guests, agents, employees, invitees, tenants, mortgagees, heirs, successors and assigns;

(ii)           Said easement shall continue perpetually without interruption unless and until such time as Grantor shall dedicate the Easement Area to DeKalb County, Georgia and DeKalb County, Georgia shall accept [original illegible] for ownership and maintenance thereof as a public right-of-way, and

(iii)          Unless and until such time as such dedication and acceptance occurs, Grantor shall keep the road presently constructed over the Easement Area open and in good repair and in a safe and sanitary condition.

TOGETHER WITH non-exclusive easements for the operation, maintenance and replacement of an existing sanitary sewer line connecting the south line of the land with the public sewer line of Clayton County, Georgia located at the south line of Land Lot 15 of the 15th District of DeKalb County, Georgia (said land lot line being the north line of Land Lot 242 of the 27th District of Clayton County, Georgia), said sewer easements being ten (10) feet wide; five (5) feet on each side of the center line of said existing sanitary sewer line, which center line of said existing sewer line (and thus the center line of said ten (10) foot easements) is more particularly described as follows:

SANITARY SEWER EASEMENT NO. ONE

ALL THAT TRACT OF PARCEL OF LAND lying and being in Land Lots 15 and 16 of the 15th District of DeKalb County, Georgia and being more particularly described as follow:

TO FIND THE POINT OF BEGINNING occurrences at the point formed by the intersection of the northwest line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 140 (a 200 foot right-of-way) with the southwest line of the right-of-way of Old McDonough Road (a 80 foot right-of-way at that point) and run thence south 32 degrees 06 minutes 00 seconds west along the northwest line of said right-of-way of Thurman Road, a distance of 2,076.54 feet to the POINT OF BEGINNING of the center line of Sanitary Sewer Easement No. One, from the TRUE POINT OF BEGINNING AS THUS ESTABLISHED, running thence north 57 degrees 54 minutes 00 seconds west, a distance of 210.87 feet to a point, running thence north 32 degrees 54 minutes 33 seconds east, a distance of 1,053.0 feet to a point, running thence north 90 degrees 20 minutes 03 seconds east, a distance of 128.85 feet to a point, running thence north 31 degrees 32 minutes 58 seconds west, a distance of 54.95 feet to a point, running thence north 23 degree 24 minutes 30 seconds west, a distance of 4.04 feet to a point located on the south line of the Land and the POINT OF ENDING of the center line of Sanitary Sewer Easement No.

5

[original illegible] as shown on a plat of survey, to which reference is [original illegible] for all purposes, prepared for Industrial Services, Ltd. by John J. Barte Associates Inc., bearing the certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, dated September 25, 1976 and revised October 12, 1976.

SANITARY SEWER EASEMENT NO. TWO

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot [original illegible] of the 15th District of DeKalb County, Georgia and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING commence at the point formed by the intersection of the west line of said Land Lot [original illegible] (being the east line of Land Lot [original illegible] of said 15th District) with the southeast line of the right-of-way of Thurman Road, a/k/a Georgia Highway No. 160 (a 100 foot right-of-way) and run thence south 00 degrees [original illegible] minutes 23 seconds west along said west line of Land Lot [original illegible], a distance of [original illegible] feet to the TRUE POINT OF BEGINNING of the center line of Sanitary Sewer Easement No. Two; [original illegible] the TRUE POINT OF BEGINNING AS THUS ESTABLISHED running thence south [original illegible] degrees 52 minutes [original illegible] seconds east, a distance of 131.92 feet to a point; running thence south 13 degrees 24 minutes 00 seconds east, a distance of 229.0 feet to a point; running thence south [original illegible] degrees 21 minutes 20 seconds west, a distance of 247.0 feet to a point; running thence south 00 degrees 23 minutes 30 seconds east, a distance of 143.0 feet to a point; running thence south 20 degrees 21 minutes 20 seconds east, a distance of 243.0 feet to a point; running thence south [original illegible] degrees [original illegible] minutes 54 seconds west, a distance of 274.0 feet to a point; running thence south 05 degrees [original illegible] minutes 20 seconds west, a distance of [original illegible] feet to a point; running thence south 29 degrees 41 minutes 40 seconds west, a distance of 30.0 feet to a point located on the south line of said Land Lot [original illegible] (being the north line of land Lot 242 of the 12th District of Clayton County, Georgia) and the POINT OF ENDING of the center line of Sanitary Sewer Easement No. Two; as shown on said plat of survey, prepared for Industrial Services, Ltd. by John J. Barte Associates Inc., bearing the certification of Michael F. Lawler, Georgia Registered Land Surveyor No. [original illegible], dated September 25, 1976 and revised October 12, 1976.

With regard to the aforedescribed sanitary sewer easements, Grantor and Grantee hereby covenant and agree as follows:

(i)            Said sanitary sewer easements shall be appurtenances to and shall run with the title to the Land and shall be for the benefit of the owner from time to time of the Land and its guests, agents, employees, invitees, tenants, mortgagees, heirs, successors and assigns;

(ii)           Said sanitary sewer easements shall continue perpetually without interruption unless and until such time as Grantor shall dedicate said sanitary sewer easements to DeKalb County, Georgia and DeKalb County, Georgia shall accept same for ownership and maintenance thereof as a public right-of-way; and

(iii)          Unless and until such time as such dedication and acceptance occurs, Grantor shall keep said sanitary sewer lines presently constructed in said sanitary sewer easements in good repair.

TOGETHER WITH all of the right, title and interest (but not the obligations) of Grantor under and by virtue of the following:

1.             Sanitary sewer easement from Ventures Limited to Industrial Services, Ltd. dated October 11, 1976 and recorded in Deed Book 3573, beginning at page 204, Records of DeKalb County, Georgia.

2.             Agreement between Industrial Services, Ltd. and Ventures Limited dated October 19, 1973 and recorded in Deed Book 3573, beginning at page 196, Records of DeKalb County, Georgia.

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3.100 Atlanta South, GA
P.O. Box 967
Jackson, GA 30539
(TCA Site No. 100 — Atlanta South)

Legal Description

All that tract or parcel of land lying and being in Land Lot 235 of the 3rd Land District, Butts County, Georgia, and Land Lot 234 of the 3rd Land District, Lamar County, Georgia, being more particularly described as follows:

BEGINNING at a concrete right of way monument at the intersection of the east right of way of Interstate 75 and the south right of way of State Route 36 and the west right of way of Truckstop Way; thence south 62 degrees 50 minutes 11 seconds east along the westerly right of way of Truckstop Way 177.59 feet to a point; thence continuing along the said right of way south 39 degrees 20 minutes 43 seconds east 15.26 feet to a point; thence 392.39 feet along the arc of a curve to the left, said curve having a radius of 766.20 feet and being subtended by a chord bearing south 53 degrees 34 minutes 38 seconds east and a distance of 388.11 feet to a point; thence south 68 degrees 14 minutes 57 seconds east 113.35 feet to a 1½ inch open top pipe at the western most right of way of an unnamed county road; thence following the said right of way of the unnamed county road south 01 degrees 01 minutes 00 seconds east 601.30 feet to a point; thence south 00 degrees 34 minutes 00 seconds east 404.40 feet to a point; thence south 08 degrees 00 minutes 00 seconds east, 485.30 feet to a point; thence south 05 degrees 40 minutes 00 seconds east 1055.60 feet to a point; thence north 87 degrees 05 minutes 00 seconds west 480.69 feet to a point on the eastern right of way of Interstate 75; thence following the said right of way the following courses: north 17 degrees 03 minutes 19 seconds west 34.44 feet to a concrete monument; north 05 degrees 40 minutes 00 seconds west 945.69 feet to a concrete monument; north 08 degrees 00 minutes 05 seconds west 484.73 feet to a concrete monument; north 00 degrees 01 minutes 11 seconds east 339.24 feet to a concrete monument; north 01 degrees 23 minutes 52 seconds west 184.22 feet to a concrete monument; north 07 degrees 51 minutes 31 seconds east 148.60 feet to a concrete monument; thence 712.95 feet along the arc of a curve to the left, said curve having a radius of 1145.92 feet and being subtended by a chord bearing north 08 degrees 51 minutes 40 seconds west and a distance of 701.50 feet to a concrete monument; thence north 25 degrees 33 minutes 35 seconds west 66.21 feet to a concrete monument and the POINT OF BEGINNING.

3.128 Lake Park, GA
6901 Bellville Road
Lake Park, GA 31636
(TCA Site No. 128)

Legal Description

All that tract or parcel of land, with all buildings, structures, improvements and equipment thereon, situated in Lowndes County, Georgia, described as follows:

BEGIN at a part of Land Lots 152 and 171 in the 16th Land District of Lowndes County, Georgia, as shown on survey dated March 10, 1962, made by William H. Branch, Jr., being more particularly described as follows:

BEGINNING at a concrete monument at the southeasterly intersection of Interstate Highway 75 and Lake Park-Bellville, Florida Road, said point being 50 feet from the centerline of Lake Park-Bellville, Florida Road, running thence north 46 degrees 26 minutes east 227.7 feet along the southerly right of way of Lake Park-Bellville, Florida Road to a point; thence north 47 degrees 34 minutes east 188.9 feet along said right of way to a concrete monument; thence north 42 degrees 23 minutes west 35 feet along said right of way line to an iron pin; thence north 46 degrees 38 minute east 100 feet along said right of way to an iron pin; thence north 43 degrees 17 minutes east 100 feet along said right of way to an iron pin; thence north 39 degrees 17 minutes east 100 feet along said right of way to an iron pin; thence north 33 degrees 42 minutes east 100 feet along said right of way to a concrete monument; thence south 42 degrees 54 minutes east 494.31 feet to a concrete monument; thence south 49 degrees 57 minutes west 1050 feet to a concrete monument located in the easterly right of way line of Interstate Highway 75; thence north 29 degrees 19 minutes west 216.83 feet along the easterly right of way line of Interstate Highway 75 to a concrete monument; thence north 7 degrees 51 minute east 238.55 feet along the easterly right of way line of Interstate Highway 75 to a concrete monument and the point of beginning.

3.045 Madison, GA
P.O. Box 592
Madison, GA 30650
(TCA Site No. 45)

Legal Description

All that tract or parcel of land lying and being in the 286 GMD of Morgan County, Georgia, containing 5.300 acres and being more particularly described as follows:

BEGINNING at a ½ inch reinforcing rod situated on the northerly right of way of Pierce Dairy Road (60 foot right of way), said beginning point being located by starting at a concrete right of way post at the northwesterly intersection of the right of way of U.S. 441 Highway with the northerly right of way line of Pierce Dairy Road and running thence south 47 degrees 57 minutes 40 seconds west 802.59 feet to the point of beginning; running thence from said point of beginning south 48 degrees 14 minutes 30 seconds west 343.00 feet along the northerly right of way line of Pierce Dairy Road to a ½ inch reinforcing rod; thence north 14 degrees 20 minutes 01 second west 668.98 feet along property of Carmichael to a ½ inch reinforcing rod; running thence north 62 degrees 21 minutes 38 seconds east 434.85 feet along property of Carmichael to a ½ inch reinforcing rod; thence south 01 degree 41 minutes 00 seconds east 617.90 feet along property of Union Oil Company of California to a ½ inch reinforcing rod; thence south 01 degree 41 minutes 00 seconds east 13.11 feet along said right of way of Pierce Dairy Road to the beginning ½ inch reinforcing rod. All directions recited herein are referenced to the magnetic north meridian.

The property herein described is fully shown on a plat entitled “Survey for Union Oil Company of California”, dated March 15, 1990 (revised June 4, 1990) by Ben McLeroy and Associates, Inc., Engineers and Surveyors, Athens, Georgia, recorded in Plat Book     , page     , Morgan County records; and is conveyed subject to all easements and rights of way of record in said Clerk’s Office. Also conveyed herewith are all appurtenances thereto belonging or in anywise appertaining to said real property, and all right, title and interest of Party of the First Part in and to any and all roads, streets, alleys and ways bounding said premises.

All that tract or parcel of land lying and being in Land Lot 8 of the 5th District, Morgan County, Georgia, being more particularly described as follows:

BEGINNING at a point formed by the intersection of the southwest corner of Interstate Highway 20 and U.S. Highway 441, also known as State Route No. 24; thence south 14 degrees 58 minutes 30 seconds east along the southwestern side of U.S. Highway 441, 50 feet to a concrete marke; thence north 75 degrees 02 minutes 30 seconds east 25 feet to a concrete marker on the southwestern side of U.S. Highway 441, having an 80 foot right of way at this point; thence running south 14 degrees 59 minutes east along the southwestern side of U.S. Highway 441, 272.8 feet to an iron pin on the northwestern side of County Road, having a 50 foot right of way; running thence south 48 degrees 16 minutes west along the northwestern side of said County Road, 290 feet to a point; thence running north 14 degrees 59 minutes west 485 feet to an iron pin; thence north 13 degrees 24 minutes east 167.7 feet to an iron pin located on the southwestern side of Interstate Highway 20; running thence southeasterly along the southwestern side of Interstate Highway 20 a distance of 100 feet to a concrete marker; running thence south 40 degrees 05 minutes 30 seconds east along the southwestern side of Interstate Highway 20, a distance of 149.4 feet to a concrete marker located on the southwestern side of U.S. Highway 441 and the point of beginning, as shown by plat of survey made by Joseph C. King, Registered Land Surveyor, dated February 18, 1968, revised May 16, 1968.

1

All that tract or parcel of land lying and being in Land Lot 8 of the 5th Land District, Morgan County, Georgia, being more particularly described as follows:

BEGINNING at an iron pin on the northwestern side of Pierce Dairy Road 289.86 feet southwesterly as measured along the northwestern side of Pierce Dairy Road from an iron pin at the corner formed by the intersection of the northwestern side of Pierce Dairy Road with the western side of U.S. Highway 441 (said point of beginning also being the southwestern corner of other property now owned by Union Oil Company of California); running thence south 48 degrees 05 minutes 10 seconds west along the northwestern side of Pierce Dairy Road a distance of 507.48 feet to an iron pin at the southwest corner of the tract being described, said iron pin also being located at the southeastern corner of property now or formerly owned by Charles William Johnson; running thence north 01 degrees 41 minutes 00 seconds west along the eastern line of said property now or formerly owned by Charles and William Johnson a distance of 1,052.43 feet to an iron pin on the southwestern side of a local service road having a right of way of 100 feet; running thence south 70 degrees 25 minutes 31 seconds east along the southwestern side of said local service road a distance of 69 feet to a point; continuing thence southeasterly along the southwestern side of said local service road and following the curvature thereof a distance of 271.16 feet to the northwestern corner of said other property owned by Union Oil Company of California (the chord of said last described course being 270.94 feet in a direction of south 74 degrees 23 minutes 20 seconds east); running thence south 13 degrees 24 minutes 00 seconds west along the northwestern line of said Union Oil Company of California property a distance of 167.70 feet to a point; running thence south 14 degrees 59 minutes 00 seconds east along the southwestern line of said Union Oil Company of California property a distance of 469.78 feet to the point of beginning, all according to plat of survey by Paul J. Emilius & Associates for Union Oil Company of California, dated December 28, 1972, last revised May 2, 1973.

2

3.177 Savannah, GA
4401 Highway 17
Richmond Hill, GA 31324
(TCA Site No. 177 - Savannah)

Legal Description

All that tract or parcel of land lying and being in the 20th G.M. District of Bryan County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument located at the southwest corner of the intersection of Interstate Highway No. 95 and U.S. Highway No. 17; thence south 89 degrees 20 minutes 30 seconds east and along the western right of way line of Interstate Highway No. 95 a distance of 76.32 feet; thence continuing along the westerly right of way south 20 degrees 47 minutes 00 seconds east a distance of 184.68 feet to a point of curvature, thence along a curve to the left having a radius of 1019.97 feet and a tangent of 277.91 feet, an arc length of 542.66 feet to a point of tangency; thence south 51 degrees 16 minutes 00 seconds east along the westerly right of way line of Interstate Highway No. 95 a distance of 197.15 feet to a point of curvature; thence along a curve to the right having a radius of 889.97 feet and a tangent of 275.09 feet an arc length of 533.62 feet to the most southeasterly corner of said described parcel or tract of land; thence south 63 degrees 15 minutes 00 seconds west along the south line of said described parcel or tract a distance of 668.91 feet to the most southwesterly corner of said described tract or parcel of land; thence north 51 degrees 26 minutes 30 seconds west and along the northerly right of way of a 60.0 feet road a distance of 378.54 feet to a point of curvature; thence along the right of way and on a curve to the right having a radius of 427.58 feet and a tangent of 245.0 feet an arc distance of 444.96 feet to a point of a reverse curve; thence continuing along the northerly right of way of a 60.0 foot road and a curve to the left having a radius of 653.15 feet a tangent of 297.66 feet an arc distance of 558.58 feet to the most northwesterly corner of said described tract or parcel of land; thence north 49 degrees 11 minutes 00 seconds east and along the north lien of said described tract or parcel of land a distance of 410.00 feet to the point or place of beginning. Said described tract or parcel of land containing 20.0 acres, more or less.

3.167 Boise, ID
4115 Broadway
Boise, ID 83705
(TCA Site No. 167)

Legal Description

PARCEL I:

A parcel of land in the North half of the Southeast Quarter of Section 27,

Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, said parcel consists of portions of Lots 13, 14, 15, 16 and a vacated street in BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, according to the official plat thereof, filed in Book 20 of Plats at Page 1316, Official Records of Ada County, Idaho, and an adjoining triangular shaped parcel bounded on the East by the Westerly line of Broadway Avenue and on the North by the Southerly line of Interstate 84,

State of Idaho Department of Transportation Project I-IG-80N-2(16)54 SEC A, more particularly described as follows:

Beginning at the Southeast corner of said Lot 16; thence

North 00°18’00” West, 70.00 feet on the Westerly line of said Lot 16; thence North 89°21’00” West, 113.00 feet; thence

South 00°39’00” West, 105.88 feet to a point on the Southerly line of said Lot 16; thence

South 73°12’00” West, 47.06 feet to the Southwest corner of said Lot 16; thence

North 89°21’00” West 401.16 feet on the Southerly line of said Lot 15; thence

Northerly through Lots 15, 14, 13 and a vacated street,

North 00°03’00” West 473.48 feet; thence

North 89°21’00” West, 230.00 feet to a point in a vacated street,

Instrument No. 691987, records of Ada County; thence

North 00°03’00” West, 678.81 feet to a point on the Northerly line of said Lot 13 and the Southerly line of said Interstate 84; thence on the Northerly line of said subdivision and said Southerly line of Interstate 84,

South 66°47’10” East, 365.47 feet to a point, 125.22 feet right from Station 2865+79.73; thence

South 53°05’07” East, 377.38 feet to a point, 228.49 feet right from Station 2869+50.77; thence

South 38°46’44” East, 241.45 feet to the Northeast corner of Lot 14 of said subdivision; thence continuing on said Southerly line of Interstate 84, South 38°46’44” East, 140.18 feet to a point, 405.70 feet right from Station 2873+02.51; thence

South 63°16’32” East, 164.08 feet (record 163.90 feet) to a point on the Westerly line of Broadway Avenue, 70 feet left from Station 9+11.36; thence on said Westerly line of Broadway Avenue

South 26°43’28” West, 238.44 feet (record 237.91 feet) to a point 70 feet left from Station 6+73.45; thence

South 38°28’49” West, 199.63 feet to the POINT OF BEGINNING.

EXCEPTING THEREFROM the following described property:

A parcel of land being a portion of Lots 13 and 14 of BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, according to the official plat thereof, filed in Book 20 of Plats at Page 1316 and 1317, Official Records of Ada County, Idaho, and a portion of the Northeast Quarter of the Southeast Quarter of Section 27, Township 3 North, Range 2 East of the Boise Meridian, Boise City, Ada County, Idaho, being more particularly described as follows:

1

Exhibit A

Commencing for reference at the found brass cap right-of-way monument stamped 2861+99.53 on the Southerly right-of-way line of Interstate 84, F.A.P. I-IG-80N-2(16)54 SEC A, said point being on the Northerly line of said Lot 13 as shown on that certain property survey for Grants Truck Stop by McCarter and Tuller Consulting Engineers, Job No. 85-1291, dated August 23, 1985; thence South 66°46’35” East along the line common to said I-84 and Grants Truck Stop for a distance of 365.54 feet (shown of record to be South 67°47’10” East a distance of 365.47) to a found brass cap monument stamped 2865+82.80 and the REAL POINT OF BEGINNING; thence along said I-84 and Grants Truck Stop boundary line the following courses and distances; South 53°03’07” East a distance of 377.30 feet; thence

South 38°48’06” East a distance of 258.06 feet; thence departing said I-84 and Grants Truck Stop boundary South 51°11’54” West a distance of 60.74 feet to a set rebar on the edge of the asphalt pavement; thence along the edge of the asphalt pavement the following courses and distances:

North 50°43’28” West a distance of 37.30 feet; thence

North 65°41’47” West a distance of 29.12 feet; thence

North 81°02’20” West a distance of 29.18 feet; thence

North 85°12’55” West a distance of 34.54 feet; thence

North 88°46’19” West a distance of 25.69 feet; thence

South 88°20’35” West a distance of 32.16 feet; thence

South 79°35’48” West a distance of 34.63 feet; thence

North 45°27’48” West a distance of 8.31 feet; thence

South 76°54’39” West a distance of 25.24 feet; thence

South 63°28’39” West a distance of 10.00 feet to a set rebar at the edge of the asphalt pavement; thence departing the edge of the asphalt pavement North 38°30’33” West for a distance of 406.45 feet to a set rebar; thence

North 36°56’53” East for a distance of 145.00 to the REAL POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM the following described property:

A parcel of land being a portion Lot 14 of BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, according to the official plat thereof, filed in Book 20 of Plats at Page 1316 and 1317, Official Records of Ada County, Idaho, and a portion of the Northeast Quarter of the Southeast Quarter of Section 27, Township 3 North, Range 2 East of the Boise Meridian, Boise City, Ada County, Idaho, being more particularly described as follows:

Commencing for reference at the found brass cap right-of-way monument stamped 2861+99.53 on the Southerly right of way line of Interstate 84, F.A.P. I-IG-80N-2(16)54 SEC A, said point being on the Northerly line of Lot 13 of said Boise Industrial Foundation Subdivision No. 2 as shown on that certain property survey for Grants Truck Stop by McCarter and Tuller Consulting Engineers, Job No. 85-1291, dated August 23, 1985; thence along a line common to said I-84 and Grants Truck Stop the following courses and distances;

South 66°46’35” East for a distance of 365.54 feet to a found brass cap monument stamped 2865+82.80; thence

South 53°03’07” East a distance of 377.30 feet; thence

South 38°48’06” East a distance of 258.06 feet to the REAL POINT OF BEGINNING; thence continuing South 38°48’06” East along a said line common to I-84 and Grants Truck Stop a distance of 123.70 feet; thence

South 63°16’17” East a distance of 163.64 feet to a found brass cap stamped 9+11.36; thence departing said I-84 boundary and along Broadway Avenue and Grants Truck Stop common boundary, South 26°39’10” West for a distance of 30.00 feet to a set rebar; thence departing Broadway Avenue North 63°16’17” West for a distance of 170.19 feet to a set rebar; thence

North 38°48’06” West for a distance of 130.20 feet to a set rebar; thence

North 51°11’54” East a distance of 30.00 feet to the REAL POINT OF BEGINNING.

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A parcel of land being a portion of Lots 13, 14, 15 and 16 and a portion of a vacated street as shown on the official plat of the BOISE INDUSTRIAL FOUNDATION SUBDIVISION NO. 2, as filed in Book 20 of Plats at Page 1316, Records of Ada County, Idaho, and a portion of the North Half of the Southeast Quarter of Section 27, Township 3 North, Range 2 East, Boise Meridian, Boise, Ada County, Idaho, more particularly described as follows:

Beginning at the Southeast corner of said Lot 16; thence

North 00°32’00” West, 69.44 feet (formerly described as North 00°18’00” West 70.00 feet); thence North 89°21’00” West, 113.17 feet (formerly described as 113.00 feet); thence South 00°39’00” West, 105.86 feet (formerly described as 105.88 feet) to a point on the North right-of-way line of Commerce Avenue; thence along said North right-of-way line the following two courses:

South 73°32’45” West, 46.22 feet (formerly described as South 73°12’00” West, 47.06 feet); thence North 89°25’32” West, 401.45 feet (formerly described as North 89°21’00” West, 401.16 feet); thence

North 00°03’00” West, 473.48 feet; thence

North 89°21’00” West, 230.00 feet; thence

North 00°03’00” West 678.57 feet (formerly described as 678.81 feet) to a point on the Southerly right-of-way line of Interstate 84; thence along said Southerly right-of-way line

South 66°46’35” East, 365.54 feet (formerly described as South 66°47’10” East, 365.47 feet); thence leaving said Southerly right-of-way line

South 36°56’53” West, 145.00 feet; thence

South 38°30’33” East, 406.45 feet; thence

North 63°28’39” East, 10.00 feet; thence

North 76°55’39” East, 25.24 feet; thence

South 45°27’48” East, 8.31 feet; thence

North 79°35’48” East, 34.63 feet; thence

North 88°20’35” East, 32.16 feet; thence

South 88°46’19” East, 25.69 feet; thence

South 85°12’55” East, 34.54 feet; thence

South 81°02’20” West, 29.18 feet; thence

South 65°41’47 East, 29.12 feet; thence

South 50°43’28” East, 37.30 feet; thence

North 51°11’54” East, 30.73 feet; thence

South 38°48’06” East, 130.20 feet; thence

South 63°16’17” East 170.19 feet to a point on the Westerly right-of-way line of Broadway Avenue; thence along said Westerly right-of-way line

South 26°39’10” West, 207.92 feet (formerly described as South 26°43’28” West); thence continuing along said Westerly right-of-way line

South 38°35’45” West 199.32 feet (formerly described as South 38°28’49” West, 199.63 feet) to the POINT OF BEGINNING.

PARCEL II:

Easement estate as created by Easement and Non-Competition Agreement, recorded February 17, 1988, as Instrument No. 8807116, Official Records.

APN: R-1013-67-0146

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3.092 Bloomington, IL
505 Truckers Lane
R.R. #7, P.O. Box 450
Bloomington, IL 61701
(TCA Site No. 92)

Legal Description

PARCEL 1:

ALL OF LOTS 6 & 7 AND THAT PART OF LOTS 2, 3, 4 AND 5 OF E. ALLIN’S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LOT 4 OF THE SUBDIVISION OF SECTION 6, TOWNSHIP 23 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE EAST RIGHT OF WAY LINE OF FAI ROUTE 55 IN MCLEAN COUNTY, ILLINOIS, AS SAID E. ALLIN’S SUBDIVISION IS RECORDED IN BOOK 1 OF PLATS, AT PAGE 281. SAID PROPERTY MAY ALSO BE DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON ROD AT THE NORTH EAST CORNER OF SAID LOT 7, THENCE NORTH 89 DEGREES 57 MINUTES 49 SECONDS WEST 665.5 FEET ALONG THE NORTH LINE OF SAID LOT 7 TO AN IRON ROD AT THE NORTH WEST CORNER THEREOF, THENCE SOUTH 0 DEGREES 50 MINUTES EAST 676.98 FEET ALONG THE WEST LINE OF SAID LOTS 7, 6, AND 5 TO AN IRON ROD ON THE EAST RIGHT OF WAY LINE OF FAI ROUTE 55, THENCE SOUTH 29 DEGREES 25 MINUTES EAST 195.31 FEET ALONG SAID RIGHT OF WAY LINE TO AN IRON PIPE 300 FEET LEFT OF TRANSIT LINE 11 AT SAID FAI ROUTE 55 AT HIGHWAY STATION 462+00, THENCE SOUTH 64 DEGREES 58 MINUTES 13 SECONDS EAST 353.3 FEET ALONG SAID RIGHT OF WAY LINE TO AN IRON PIPE 620 FEET LEFT OF TRANSIT LINE 11 AT SAID FAI ROUTE 55 AT HIGHWAY STATION 463+50, THENCE SOUTH 35 DEGREES 35 MINUTES 02 SECONDS EAST 309.02 FEET ALONG SAID RIGHT OF WAY LINE TO A RIGHT OF WAY MARKER 800 FEET LEFT OF TRANSIT LINE 11 OF SAID FAI ROUTE 55 AT HIGHWAY STATION 466+00, THENCE SOUTH 11 DEGREES 05 MINUTES 51 SECONDS EAST 438.95 FEET ALONG SAID RIGHT OF WAY LINE TO AN IRON PIPE ON THE EAST LINE OF SAID LOT 2, THENCE NORTH 0 DEGREES 50 MINUTES WEST 1,678.05 FEET ALONG THE EAST LINE OF SAID LOTS 2, 3, 4, 5, 6 AND 7 TO THE POINT OF BEGINNING, EXCEPT THAT PART CONVEYED TO THE CITY OF BLOOMINGTON BY WARRANTY DEED RECORDED AS DOCUMENT NO. 77-2045, IN MCLEAN COUNTY, ILLINOIS.

PARCEL 2:

ALSO, THAT PORTION OF THE NORTH-SOUTH PUBLIC ROAD WHICH LIES WEST OF THE WEST LINE OF SAID PARCEL NO. 1 AND EAST OF THE EAST RIGHT OF WAY LINE OF FAI ROUTE 55 AND 74 AS VACATED BY ORDINANCE 1976-46 BY THE CITY OF BLOOMINGTON RECORDED MAY 10, 1976 AS DOCUMENT NO. 76-5543, IN MCLEAN COUNTY, ILLINOIS.

PARCEL 3:

A PART OF THE SOUTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON ROD WHICH MARKS THE NORTH EAST CORNER OF LOT 7 OF E. ALLIN’S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LOT 4 OF THE SUBDIVISION OF SECTION 6,

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TOWNSHIP 23 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN; FROM SAID POINT OF BEGINNING THENCE NORTH 0 DEGREES 50 MINUTES WEST 436.57 FEET ALONG THE EAST LINE OF THE WEST 1/2 OF THE SOUTH EAST 1/4 OF SAID SECTION 31, THENCE SOUTH 89 DEGREES 29 MINUTES WEST 659.02 FEET TO THE EAST RIGHT OF WAY LINE OF FAI ROUTES 55 & 74, THENCE SOUTH 0 DEGREES 00 MINUTES WEST 430.45 FEET ALONG SAID EAST RIGHT OF WAY LINE TO THE NORTH WEST CORNER OF SAID LOT 7, THENCE SOUTH 89 DEGREES 57 MINUTES 49 SECONDS EAST 665.5 FEET ALONG THE NORTH LINE OF SAID LOT 7 TO THE POINT OF BEGINNING.

LESS AND EXCEPT THAT PORTION OF THE ABOVE DESCRIBED PROPERTY CONVEYED TO THE CITY OF BLOOMINGTON BY DEED DATED FEBRUARY 11, 1977 AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH WEST CORNER OF LOT 7 OF E. ALLIN’S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, THENCE SOUTH 0 DEGREES 50 MINUTES EAST 676.98 FEET ALONG THE WEST LINE OF THE SAID LOT 7 AND ADJACENT LOT 6 TO AN IRON PIN, THENCE SOUTH 29 DEGREES 25 MINUTES EAST 195.31 FEET TO AN IRON PIN, THENCE SOUTH 64 DEGREES 58 MINUTES 13 SECONDS EAST 353.3 FEET TO AN IRON PIN, THE POINT OF BEGINNING OF PARCEL NUMBER 1, THENCE SOUTH 35 DEGREES 35 MINUTES 02 SECONDS EAST 309.02 FEET TO A RIGHT-OF-WAY MARKER, THENCE NORTH 22 DEGREES 32 MINUTES 11 SECONDS WEST 166 FEET, THENCE NORTH 49 DEGREES 51 MINUTES 40 SECONDS WEST 152 FEET TO THE POINT OF BEGINNING OF PARCEL 1 RUNNING SOUTH 35 DEGREES 35 MINUTES 02 SECONDS EAST 309.02 FEET, THENCE SOUTH 11 DEGREES 05 MINUTES 51 SECONDS EAST 438.95 FEET TO THE POINT OF BEGINNING OF PARCEL 2, A POINT ON THE WEST LINE OF LOT 1 OF THE LES WILSON SUBDIVISION, THENCE NORTH 0 DEGREES 50 MINUTES WEST 11 FEET, THENCE NORTH WESTERLY 3.5 FEET TO A POINT OF INTERSECTION OF THE EAST RIGHT-OF-WAY LINE OF F.A.I. ROUTE 55, SAID POINT BEING 14 FEET DISTANT FROM THE POINT OF BEGINNING, THENCE SOUTH 11 DEGREES 50 MINUTES 51 SECONDS EAST 14 FEET TO THE POINT OF BEGINNING, IN MCLEAN COUNTY, ILLINOIS.

AND ALSO EXCEPT THE FOLLOWING DESCRIBED TRACT AS CONTAINED IN CORPORATION GRANT DEED DATED FEBRUARY 26, 1992 RECORDED MARCH 6, 1992 AS DOCUMENT NO. 92-6494 FROM UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION DBA UNOCAL TO RICK BURGER THE FOLLOWING DESCRIBED PROPERTY:

A PART OF THE SOUTH EAST 1/4 OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND ALSO A PART OF LOTS 8 AND 9 IN E. ALLIN ‘S SUBDIVISION OF THE WEST 1/2 OF THE SOUTH EAST 1/4 AND THE SOUTH WEST 1/4 OF THE NORTH EAST 1/4 OF SAID SECTION 31, IN MCLEAN COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 8 LYING 242.78 FEET NORTH OF THE SOUTH EAST CORNER THEREOF. FROM SAID POINT OF BEGINNING THENCE NORTH 0 DEGREES 50 MINUTES WEST 193.79 FEET ALONG SAID EAST LINE AND ALONG THE EAST LINE OF SAID LOT 9; THENCE SOUTH 89 DEGREES 29 MINUTES WEST 659.02 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF FAI ROUTES 55 AND 74 LYING 430.45 FEET NORTH OF THE SOUTH WEST CORNER OF SAID LOT 8, THENCE SOUTH 0 DEGREES 00 MINUTES WEST 197.85 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE NORTH 89 DEGREES 08 MINUTES EAST 661.88 FEET TO THE POINT OF BEGINNING, IN MCLEAN COUNTY, ILLINOIS.

BEING THE SAME DESCRIBED AS FOLLOWS:

ALL OF LOTS 6 AND 7 AND PART OF LOTS 2, 3, 4, 5 AND 8 OF F. ALLIN’S SUBDIVISION OF THE WEST HALF OF THE SOUTHEAST QUARTER AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 31, TOWNSHIP 24 NORTH, RANGE 2

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EAST OF THE THIRD PRINCIPAL MERIDIAN AND LOT 4 OF THE SUBDIVISION OF SECTION 6, TOWNSHIP 23 NORTH, RANGE 2 EAST OF THE THIRD PRINCIPAL MERIDIAN LYING EAST OF RIGHT OF WAY LINE OF FAI ROUTE 55 IN MCLEAN COUNTY, ILLINOIS AS SAID E. ALLIN’S SUBDIVISION IS RECORDED IN BOOK 1 OF PLATS AT PAGE 281 AND ALL OF THAT PART OF THE NORTH-SOUTH PUBLIC ROAD WHICH LIES WEST OF THE WEST LINE OF SAID LOTS 5, 6 AND 7 AND EAST OF THE EAST RIGHT-OF-WAY LINE OF FAI ROUTE 55 AND 74 AS VACATED BY ORDINANCE 1976-46 BY THE CITY OF BLOOMINGTON, RECORDED MAY 10, 1976 AS DOCUMENT NUMBER 76-5543 IN MCLEAN COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT B LYING 242.78 FEET NORTH OF THE NORTHEAST CORNER OF SAID LOT 7, FROM SAID POINT OF BEGINNING THENCE SOUTH 89 DEGREES 08 MINUTES 00 SECONDS WEST 661.88 FEET TO A POINT ON THE WEST LINE OF SAID LOT B LYING 232.60 FEET NORTH OF THE NORTHWEST CORNER OF SAID LOT 7, SAID POINT ALSO BEING ON THE EAST RIGHT OF WAY LINE OF FAI ROUTE 03, SECTION 57-6 (I-55 AND 74); THENCE SOUTH 0 DEGREES 00 MINUTES 00 SECONDS WEST 891.84 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE SOUTH 29 DEGREES 25 MINUTES 00 SECONDS EAST 215.36 FEET ALONG SAID EAST RIGHT-OF-WAY LINE TO A POINT LYING 300 FEET LEFT OF TRANSIT LINE 11 OF SAID FAI ROUTE 03 OF HIGHWAY STATION 462+00; THENCE SOUTH 64 DEGREES 58 MINUTES 13 SECONDS EAST 353.30 FEET ALONG SAID EAST RIGHT-OF-WAY LINE TO A POINT LYING 620 FEET LEFT OF SAID TRANSIT LINE 11 AT HIGHWAY STATION 463+50; THENCE SOUTH 49 DEGREES 51 MINUTES 40 SECONDS EAST 152.00 FEET ALONG THE NORTHEAST LINE OF PROPERTY CONVEYED TO THE CITY OF BLOOMINGTON BY DEED DATED FEBRUARY 11, 1977, RECORDED AS DOCUMENT NUMBER 77-2045; THENCE SOUTH 22 DEGREES 32 MINUTES 11 SECONDS EAST 166.00 FEET ALONG SAID NORTHEAST LINE TO THE SOUTHERN MOST CORNER THEREOF, SAID CORNER LYING 800 FEET LEFT OF SAID TRANSIT LINE 11 AT HIGHWAY STATION 466+00; THENCE SOUTH 11 DEGREES 05 MINUTES 51 SECONDS EAST 424.95 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE SOUTH 42 DEGREES 46 MINUTES 40 SECONDS EAST 3.40 FEET TO THE WEST LINE OF LOT 1 IN LES WILSON SUBDIVISION; THENCE NORTH 0 DEGREES 50 MINUTES 00 SECONDS WEST 1909.83 FEET ALONG THE WEST LINE OF LES WILSON SUBDIVISION AND ALONG THE EAST LINES OF LOTS 2 THROUGH 8, INCLUSIVE, IN SAID E. ALLIN’S SUBDIVISION TO THE POINT OF BEGINNING, IN MCLEAN COUNTY, ILLINOIS.

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3.035 Effingham, IL
1702 West Evergreen
P.O. Box 1388
Effingham, IL 62401
(TCA Site No. 35)

Legal Description

Legal Description:

PARCEL 1:

A PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 18, TOWNSHIP 8 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF EFFINGHAM, COUNTY OF EFFINGHAM AND STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF THE SAID SW/4 OF THE SE/4, SOUTH 0 DEGREES 11 MINUTES EAST 568.8 FEET FROM THE NORTHEAST CORNER OF THE SW/4 OF THE SE/4 OF SAID SECTION 18, (BEING THE SOUTHEAST CORNER OF THE TRACT DEEDED TO LEROY J. BORRIES AND MARYANN BORRIES BY RALPH H. KOESTER AND MARIE C. KOESTER, ON AUGUST 16, 1968, RECORDED IN BOOK 384, PAGE 337, OF THE EFFINGHAM COUNTY RECORDS); THENCE SOUTH 0 DEGREES 11 MINUTES EAST 333 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF THE FRONTAGE ROAD CONVEYED TO THE STATE OF ILLINOIS BY WARRANTY DEED DATED JUNE 18, 1956, AND RECORDED IN BOOK 319, PAGE 482, OF THE EFFINGHAM COUNTY RECORDS; THENCE ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID FRONTAGE ROAD SOUTH 31 DEGREES 00 MINUTES WEST A DISTANCE OF 139 FEET; THENCE ALONG SAID FRONTAGE ROAD RIGHT-OF-WAY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 471.7 FEET, AND TANGENT TO THE LAST NAMED BEARING, FOR A DISTANCE OF 497.7 FEET; THENCE DUE SOUTH 20 FEET; THENCE DUE WEST 47 FEET; THENCE NORTH 0 DEGREES 11 MINUTES WEST 692 FEET, THENCE NORTH 89 DEGREES 49 MINUTES EAST 137 FEET TO THE SOUTHWEST CORNER OF THE AFORESAID TRACT DEEDED TO LEROY J. BORRIES AND MARYANN BORRIES; THENCE ALONG THE SOUTH LINE OF SAID TRACT, NORTH 85 DEGREES 58 MINUTES EAST, A DISTANCE OF 386.3 FEET TO THE PLACE OF BEGINNING.

PARCEL 2:

A PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 18, TOWNSHIP 8 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF EFFINGHAM, COUNTY OF EFFINGHAM AND STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WEST 386.3 FEET AND SOUTH 0 DEGREES 11 MINUTES EAST 500 FEET FROM THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 18; THENCE SOUTH 85 DEGREES 58 MINUTES WEST 451.7 FEET; THENCE SOUTH 0 DEGREES 11 MINUTES EAST 761 FEET TO THE NORTH RIGHT-OF-WAY LINE OF A TOWNSHIP ROAD; THENCE EAST 314.7 FEET; THENCE NORTH 0 DEGREES 11 MINUTES WEST 692 FEET; THENCE NORTH 89 DEGREES 49 MINUTES EAST 137.0 FEET; THENCE NORTH 0 DEGREES 11 MINUTES WEST 100 FEET TO THE POINT OF BEGINNING.

THE ABOVE TWO TRACTS ARE ALSO DESCRIBED AS FOLLOWS:

A PART OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 18, TOWNSHIP 8 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF EFFINGHAM, COUNTY OF EFFINGHAM AND STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 18; THENCE SOUTH 00 DEGREES 02 MINUTES 37 SECONDS EAST (RECORD BEARING SOUTH 00 DEGREES 11 MINUTES 00 SECONDS EAST), ALONG THE EAST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 18, A DISTANCE OF 571.65 FEET (RECORD DISTANCE OF 568.8 FEET) TO THE POINT OF BEGINNING (BEING THE SOUTHEAST CORNER OF THE TRACT DEEDED TO LEROY J. BORRIES AND MARYANN BORRIES BY

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RALPH H. KOESTER AND MARIE C. KOESTER, ON AUGUST 16, 1968, RECORDED IN BOOK 384, PAGE 337 OF THE EFFINGHAM COUNTY RECORDS);

THENCE SOUTH 00 DEGREES 02 MINUTES 37 SECONDS EAST (RECORD BEARING SOUTH 00 DEGREES 11 MINUTES 00 SECONDS EAST), A DISTANCE OF 333.82 FEET (RECORD DISTANCE 333 FEET), TO THE NORTHERLY RIGHT-OF-WAY LINE OF THE FRONTAGE ROAD CONVEYED TO THE STATE OF ILLINOIS BY WARRANTY DEED DATED JUNE 18, 1956 AS RECORDED IN BOOK 319, PAGE 482 OF THE EFFINGHAM COUNTY RECORDS;

THENCE ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID FRONTAGE ROAD, SOUTH 29 DEGREES 46 MINUTES 21 SECONDS WEST (RECORD BEARING SOUTH 31 DEGREES 00 MINUTES 00 SECONDS WEST), A DISTANCE OF 140.78 FEET (RECORD DISTANCE 139 FEET);

THENCE, ALONG SAID FRONTAGE ROAD RIGHT-OF-WAY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 471.70 FEET, AND TANGENT TO THE LAST NAMED BEARING, FOR A DISTANCE OF 497.98 FEET (RECORD DISTANCE OF 497.70 FEET);

THENCE SOUTH 00 DEGREES 15 MINUTES 37 SECONDS WEST (RECORD BEARING OF SOUTH), A DISTANCE OF 25.00 FEET (RECORD DISTANCE OF 20.00 FEET);

THENCE NORTH 89 DEGREES 44 MINUTES 23 SECONDS WEST (RECORD BEARING OF WEST), A DISTANCE OF 358.48 FEET (RECORD DISTANCE OF 361.70 FEET);

THENCE NORTH 00 DEGREES 11 MINUTES 52 SECONDS EAST (RECORD BEARING OF SOUTH 00 DEGREES 11 MINUTES 00 SECONDS EAST), A DISTANCE OF 764.15 FEET (RECORD DISTANCE OF 761.00 FEET), TO THE NORTH RIGHT-OF-WAY LINE OF TOWNSHIP ROAD;

THENCE NORTH 86 DEGREES 31 MINUTES 37 SECONDS EAST (RECORD BEARING OF SOUTH 85 DEGREES 58 MINUTES 00 SECONDS WEST), A DISTANCE OF 451.49 FEET (RECORD DISTANCE OF 451.70 FEET);

THENCE SOUTH 00 DEGREES 23 MINUTES 17 SECONDS EAST (RECORD BEARING OF NORTH 00 DEGREES 11 MINUTES 00 SECONDS WEST), A DISTANCE OF 100.00 FEET;

THENCE NORTH 86 DEGREES 14 MINUTES 22 SECONDS EAST (RECORD BEARING NORTH 85 DEGREES 58 MINUTES 00 SECONDS EAST), A DISTANCE OF 386.69 FEET (RECORD DISTANCE OF 386.30 FEET), TO THE PLACE OF BEGINNING.

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3.044 Elgin, IL
19 N. 430 Route 20
Hampshire, IL 60140
(TCA Site No. 44 – Elgin)

Legal Description

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF KANE, STATE OF ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS:

THAT PART OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 AND OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 2, TOWNSHIP 42 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, KANE COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST 1/4 OF THE NORTHWEST 1/4; THENCE NORTH ALONG THE WEST LINE OF SAID SECTION 2 TO THE SOUTHWESTERLY LINE OF A TRACT OF LAND CONVEYED TO THE DEPARTMENT OF PUBLIC WORKS AND BUILDINGS OF THE STATE OF ILLINOIS BY DEED DATED JULY 16, 1958 RECORDED OCTOBER 27, 1958 IN BOOK 1926, PAGE 403, AS DOCUMENT NUMBER 873955; THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY LINE TO THE NORTHEASTERLY LINE OF PARCEL N-48-26 ACQUIRED BY THE ILLINOIS STATE TOLLWAY HIGHWAY COMMISSION THROUGH PROCEEDINGS IN THE CIRCUIT COURT OF KANE COUNTY, AS CASE NO. 57-441; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY LINE TO THE WEST LINE OF SAID SECTION 2; THENCE NORTH ALONG SAID WEST LINE TO THE POINT OF BEGINNING, IN THE TOWNSHIP OF HAMPSHIRE, KANE COUNTY, ILLINOIS.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

A PARCEL OF LAND BEING LOCATED IN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER AND OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 42 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, KANE COUNTY, ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID TRACT, SAID POINT BEING ON THE WESTERLY R.O.W. LINE OF U.S. ROUTE 20;

THENCE WITH SAID WESTERLY R.O.W. LINE SOUTH 40 DEGREES 01 MINUTES 05 SECONDS EAST A DISTANCE OF 488.59 FEET;

THENCE WITH SAID WESTERLY R.O.W. LINE ALONG THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A RADIUS OF 3521.20 FEET AND CENTRAL ANGLE OF 13 DEGREES 54 MINUTES 58 SECONDS, SAID CURVE HAVING A CHORD BEARING OF SOUTH 33 DEGREES 03 MINUTES 36 SECONDS EAST AND A CHORD DISTANCE OF 853.15; THENCE SOUTH 11 DEGREES 03 MINUTES 53 SECONDS EAST DEPARTING FROM SAID WESTERLY R.O.W. LINE A DISTANCE OF 411.81 FEET TO A POINT; THENCE NORTH 70 DEGREES 51 MINUTES 10 SECONDS WEST A DISTANCE OF 910.80 FEET TO A FOUND IRON BAR; THENCE NORTH 00 DEGREES 18 MINUTES 50 SECONDS EAST ALONG THE NORTHERN R.O.W. OF ILLINOIS NORTHWEST TOLLWAY, A DISTANCE OF 824.80 FEET; THENCE NORTH 00 DEGREES 25 MINUTES 21 SECONDS WEST A DISTANCE OF 369.85 FEET TO THE POINT OF BEGINNING, IN KANE COUNTY, ILLINOIS.

3.043 Mount Vernon, IL
4510 Broadway
Mt. Vernon, IL 62864
(TCA Site No. 43)

EXHIBIT A - LEGAL DESCRIPTION

The West Half of the East Half of the Southwest Quarter and the Five (5) Acres off the West side of the East Half of the East Half of the Southwest Quarter, EXCEPT Twenty-Five (25) Acres off the South end of the said two tracts, and the West Half of the Southwest Quarter of the Southwest Quarter; the Southwest Quarter of the Northwest Quarter of the Southwest Quarter; the Northeast Quarter of the Northwest Quarter of the Southwest Quarter and the Northwest Quarter of the Northwest Quarter of the Southwest Quarter all in Section 26, Township 2 South, Range 2 East of the Third Principal Meridian, and (18) acres off the West side of Lot (5), said Lot 5 being described as follows, to-wit: Beginning at the Northwest corner of the North half of the Northwest Quarter of Section 35 and running 122 rods East, thence South 38 rods, thence East 38 rods, thence South 1 rod, thence West 20 rods, thence South 1 rod, thence West 60 rods, thence South 2.40 rods, thence in a Southwesterly direction to a point on the West line of said North Half of the Northwest Quarter 19 rods North of the Southwest corner thereof, thence North with said West line 61 rods to the place of beginning, being a part of the North Half of the Northwest Quarter of Section 35, Township 2 south, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS,

EXCEPT HOWEVER the premises heretofore conveyed to the State of Illinois for the use of the Department of Public Works, and Buildings, more particularly described as follows:

Part of the East Half of the Southwest Quarter of Section 26 and part of Lot 5 of the North Half of the Northwest Quarter of Section 35; all in Township 2 South, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS, more particularly described as follows: TRACT I: Beginning at the Point of Intersection of the West line of the North Half of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian and a line 70 feet perpendicular distance Northwesterly of and parallel with the survey centerline for Relocated State Bond Issue Route 15, as recorded in Cabinet 1, Drawer B, Instrument No. 188, in the Office of the Recorder of needs of JEFFERSON COUNTY, ILLINOIS; thence Northeasterly along a line 70 feet Northwesterly of and parallel with the said recorded survey centerline for Relocated S.B.I. Route 15 to a point on a line perpendicular to the said recorded survey centerline for Relocated S.B.I. Route 15 at Station 509+00; thence Northeasterly along a straight line to a point 85 feet Northwesterly of and on a line perpendicular to the said recorded survey centerline for Relocated S.B.I. Route 15 at Station 511+00; thence Northeasterly along a line 85 feet Northwesterly of and parallel with the said recorded survey centerline for Relocated S.B.I. Route 15 to a point on the East line of the West 18 acres of Lot 5 of the North Half of the Northwest Quarter of said Section 35; thence southerly along the East line of the said West 18 acres to a point on the

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center of the Mt. Vernon and Ashley Road; thence Southwesterly along the center of said road to a point on the West line of the North Half of the Northwest Quarter of said Section 35; thence Northerly along the West line of the North half of the Northwest Quarter of said Section 35 to the point of beginning; TRACT II: All that part of the West Half of the East Half of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian and all that part of the West 5 acres of the East Half of the East Half of the Southwest Quarter of said Section 26, except 25 acres off the South end of the said two tracts, lying northeasterly, of a line 165 feet perpendicular distance Southwesterly of and parallel with the survey centerline for Federal Aid Interstate Route 57, as recorded in Book 299 of Miscellaneous Deeds, Page 344 in the office of the Recorder of Deeds of JEFFERSON COUNTY, ILLINOIS;

And further EXCEPT from all the above described real estate all that part conveyed by the Union Oil Company of California, a California Corporation to Gould, Inc., a Delaware Corporation by Special Warranty Deed dated March 27, 1979 and recorded May 18, 1979 in Cabinet 2, Drawer S, Instrument No. 3239 in the office the Recorder of JEFFERSON COUNTY, ILLINOIS and Corrective Deed dated August 20, 1979 and Recorded August 30, 1979 in Cabinet 2, Drawer T, Instrument No. 1530 in the office of the Recorder of JEFFERSON COUNTY, ILLINOIS and more specifically described as follows, to-wit:

A part of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS, more particularly described as follows: COMMENCING at a stone at the Southwest corner of said Section 26, thence North 00 degrees 01 minutes 22 seconds East along the West line of said Section 26, a distance of 2,641.82 feet, more or less, to a point, said point being the Northwest corner of the Southwest Quarter of said Section 26 thence South 89 degrees 50 minutes 23 seconds East along the Northern Line of the Southwest Quarter of said Section 26, a distance of 50.00 feet to the POINT OF BEGINNING, continuing thence South 89 degrees 50 minutes 23 seconds East a distance of 1,373.31 feet to a concrete monument on the westerly Right-of-Way line of Interstate 57; thence along a chord bearing and distance, South 12 degrees 16 minutes 54 seconds East, 1,250.00 feet to an iron pin, thence South 89 degrees 21 minutes 03 seconds West a distance of 350.00 feet to an iron pin, thence North 00 degrees 31 minutes 38 seconds West a distance of 525.00 feet thence

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South 89 degrees 02 minutes 25 seconds West a distance of 1,284.87 feet to an iron pin set 50 feet Easterly of the West line of said Southwest Quarter in Section 26; thence North 00 degrees 01 minutes 22 seconds East along a line 50 feet Easterly of and parallel to the said West line of said Southwest Quarter a distance of 725.12 feet to the POINT OF BEGINNING; containing in all 27.12 acres, mote or less;

And further EXCEPT al that part of all the above described real estate as conveyed to the City of Mt. Vernon, Illinois for the sole purpose of constructing and maintaining a permanent roadway for the use of the general public by Deed of Dedication dated January 11, 1979 and recorded February 7, 1979 in Cabinet 2, Drawer S, Instrument No. 1527 in the office of the Recorder of JEFFERSON COUNTY, Illinois and more particularly described as follows, to-wit:

50 feet in even width, off the West side of all that part of the Northwest Quarter of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian, which lies North of Illinois Route 15 Right-of-Way as now located, and also 50 feet in even width, off of the West side of the South Hall of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian;

Also EXCEPT from all the above described real estate an undivided one-half (1/2) interest in and to the coal, oil, gas and other minerals underlying the surface thereof together with the right to mine and remove the same as reserved in the Warranty Deed dated August 28, 1969 and recorded August 28, 1969 in Cabinet 1, Drawer E, Instrument No. 3273 in the office of the Recorder of Deeds of JEFFERSON COUNTY, ILLINOIS from Gerald B. Metcalf, Ruth B. Metcalf, husband and wife et. al. to Union Oil Company of California, a California Corporation;

And further except that Parcel of land conveyed by Special Warranty Deed recorded December 16, 1994 in Cabinet 5, Drawer 2, Instrument No. 2977 from National Auto/Truck Stops, Inc. to Darrell G. Jent and Shirley F. Jent more particularly described as:

A part of the Southwest Quarter of the Northwest Quarter of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian, JEFFERSON COUNTY, ILLINOIS, being more particularly described as follows; Commencing at an

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iron pin at the Northwest Corner of said Southwest Quarter of the Northwest Quarter of the Southwest Quarter; thence South 89 degrees 17 minutes 31 seconds East along the North line of said Southwest Quarter of the Northwest Quarter of the Southwest Quarter, a distance of 50.0 feet to an iron pin at the point of beginning; thence continuing South 89 degrees 17 minutes 31 seconds East along said North line of the Southwest Quarter of the Northwest Quarter of the Southwest Quarter, a distance of 622.47 feet to an iron. pin; thence South 00 degrees 40 minutes 26 seconds West along the East line of said Southwest Quarter of the Northwest Quarter of the Southwest Quarter, a distance of 730.44 feet to an iron pin; thence North 89 degrees 16 minutes 00 seconds West, a distance of 624.03 feet to a point on the East right-of-way line of a 50 foot roadway shown by Deed of Dedication in Cabinet 2, Drawer S, Instrument No. 1527 in the office of the Recorder of Deeds of Jefferson County, Illinois; thence North 00 degrees 47 minutes 44 seconds East along the East right-of-way line of said 50 foot roadway, a distance of 730.17 feet to the point of beginning containing 10.449 acres.

And further except that part of the premises in question as conveyed August 1, 1996 in Cabinet 5, Drawer 5, Instrument No. 3914 in Corporate Warranty Deed dated July 30, 1996 and recorded August 1, 1996 from National Auto/Truck Stops, Inc. to the City of Mt. Vernon, Illinois more particularly described as follows:

A part of the West 18 acres of Lot 5 in the North Half of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian; all being situated in JEFFERSON COUNTY, ILLINOIS and being more particularly described as follows: Commencing at a stone at the Northwest corner of said Section 35; thence South 89 degrees 23 minutes 51 seconds East 50 feet to the East line of a 50 foot dedicated roadway as recorded in Cabinet 2, Drawer S, Instrument No. 1527 in the Office of the Recorder of Deeds of Jefferson County also the Point of beginning. Thence continuing South 89 degrees 23 minutes 51 seconds East 20 feet to a point; thence South 00 degrees 28 minutes 44 seconds West 20 feet East of and parallel to the East line of said dedicated roadway a distance of 515.44 feet to a point; thence Southeasterly to a point lying 90 feet perpendicular distance northerly of the survey centerline of relocated S.B.I. Route 15 at Station 505+02; thence Southeasterly to a point lying 70 feet perpendicular distance

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northerly of the survey centerline of relocated S.B.I. Route 15 at Station 505+22; thence Southwesterly along the North right-of-way line of relocated S.B.I. Route 15 to the Intersection of the North right-of-way line of relocated S.B.I Route 15 with the East line of said 50 foot dedicated roadway; thence North 00 degrees 28 minutes 44 seconds East along the East line of said dedicated 50 foot roadway and parallel with the West line of said Section 35 a distance of 924.94:feet to the point of beginning containing 0.94 acres.

All of the above situated in the COUNTY OF JEFFERSON AND STATE OF ILLINOIS.

All the above described property described as follows:

A part Of the West Half of the Southwest Quarter of the Southwest Quarter of Section 26, Township 2 South, Range 2 East of the Third Principal Meridian; a part of the West 18 Acres of Lot 5 in the North half of the Northwest Quarter of Section 35, Township 2 South, Range 2 East of the Third Principal Meridian, all being situated in JEFFERSON COUNTY, ILLINOIS and being more particularly described as follows: Commencing at a stone at the Southwest corner of said Section 26; thence South 89 degrees 08 minutes 36 seconds East (Assumed Bearing) along the South line of said Section 26; a distance of 50.00 feet to an iron pipe on the East right-of-way line of Davidson (Variable width) Avenue and the point of beginning of the tract of land herein described; thence North 00 degrees 47 minutes 44 seconds East along said Easterly right-of-way line, a distance of 1,262.80 feet to an iron pipe; thence South 89 degrees 16 minutes 02 seconds East and leaving said right-of-way line, a distance of 624.03 feet to an iron pin on the East line of said West Half of the Southwest Quarter of the Southwest Quarter of said Section 26; thence South 00 degrees 40 minutes 25 seconds West along said East line, a distance of 1,264.15 feet to an iron pipe on the North line of said Section 35; thence South 89degrees 23 minutes 51 seconds East along said North line, a distance of 219.89 feet (220 feet record) to an iron pin; thence South 00 degrees 54 minutes 11 seconds West along the East line of the West 18 acres of said Lot 5 in the North Half of the Northwest Quarter of said Section 35, a distance of 644.82 feet (644.87 feet record) to an iron pipe on the Northerly right-of-way line of Broadway (Variable width) (A/K/A relocated State Bond Issue Route 15 as recorded in Cabinet 1, Drawer B, Instrument No. 188 in the Jefferson County, Illinois,

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Recorder’s Records) being on a 3,522.75 foot radius non tangent curve to the left having a chord 151.21 feet in length bearing South 75 degrees 17 minutes 38 seconds West; thence Southwesterly along said curve and Northerly right-of-way line an arc distance of 151.21 feet to an iron pin; thence South 68 degrees 25 minutes 18 seconds West along said Northerly right-of-way line a distance of 203.55 feet to an iron pin; thence South 72 degrees 02 minutes 38 seconds West along said Northerly right-of-way line a distance of 273.34 feet to an iron pipe at the beginning of a 3,367.87 foot radius tangent curve to the right; thence Southwesterly along said curve and Northerly right-of-way line, an arc distance of 103.15 feet to an iron pin; thence North 60 degrees 28 minutes 25 seconds West along the Easterly right-of-way line of said Davidson Avenue, a distance of 27.96 feet to an iron pin; thence North 16 degrees 04 minutes 16 seconds West along said Easterly right-of-way line, a distance of 369.25 feet to an iron pipe; thence North 00 degrees 28 minutes 44 seconds East along said Easterly right-of-way line, a distance of 515.44 feet to an iron pipe on the said North line of Section 35; thence North 89 degrees 08 minutes 36 seconds West along said North section line, a distance of 20.00 feet to the point of beginning, containing 1,413,432 square feet or 32.45 acres, more or less. Situated in the COUNTY OF JEFFERSON STATE OF ILLINOIS.

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3.030 Chicago North, IL
16650 Russell Rd.
P.O. Box 99
Russell, IL 60075
(TCA Site No. 30 — Chicago North)

Legal Description

PARCEL 1:

THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 9, TOWNSHIP 46 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THE NORTH 28 RODS 4 FEET 8 INCHES OF THE EAST 28 RODS 4 FEET 8 INCHES THEREOF) AND ( EXCEPT THAT PART THEREOF CONVEYED BY JAMES STRAHAN AND GRACE STRAHAN, HIS WIFE, TO STEVE CACKOVIC AND PAULINE CAKOVIC, HIS WIFE, BY WARRANTY DEED DATED MARCH 4, 1940 AND RECORDED MARCH 13, 1940 AS DOCUMENT NUMBER 474962; IN BOOK 458 OF DEEDS, PAGE 312, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID QUARTER SECTION AND RUNNING THENCE SOUTHERLY ALONG THE CENTER OF U.S. HIGHWAY NO. 41, 240 FEET; THENCE EASTERLY PARALLEL WITH THE NORTH LINE OF SAID SECTION 9, 160 FEET; THENCE NORTHERLY PARALLEL WITH THE WEST LINE OF SAID SECTION 9, 240 FEET TO THE CENTER OF HIGHWAY 19; THENCE WESTERLY ALONG THE CENTER OF COUNTY HIGHWAY 19 TO THE POINT OF BEGINNING) AND (EXCEPT THAT PART CONDEMNED FOR TOLLROAD PURPOSES BY PROCEEDINGS HAD IN THE CIRCUIT COURT AS GENERAL NO. 14808), LAKE COUNTY, ILLINOIS.

PARCEL 2:

THE NORTH 28 RODS, 4 FEET AND 8 INCHES OF THE EAST 28 RODS, 4 FEET 8 INCHES OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 9, TOWNSHIP 46 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN (EXCEPT THE WEST 90 FEET OF THE NORTH 200 FEET THEREOF AND EXCEPT THAT PART THEREOF CONDEMNED FOR HIGHWAY PURPOSED BY PROCEEDINGS HAD IN THE COUNTY COURT OF LAKE COUNTY, ILLINOIS, AS CASE NO. 14808 ON JUDGEMENT OF TAKING ENTERED MARCH 18, 1958), IN LAKE COUNTY, ILLINOIS. ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

THAT PART OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 9, TOWNSHIP 46 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID NORTHEAST QUARTER; THENCE EASTERLY ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER A DISTANCE OF 160.0 FEET FOR THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 23 MINUTES 30 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 240.00 FEET; THENCE NORTH 89 DEGREES 54 MINUTES 59 SECONDS WEST PARALLEL WITH THE NORTH LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 97.13 FEET TO THE EASTERLY LINE OF U.S. ROUTE 41 AS DEDICATED BY DOCUMENT NUMBER 406896; THENCE SOUTH 00 DEGREES 21 MINUTES 03 SECONDS WEST ALONG SAID EASTERLY LINE, A DISTANCE OF 1726.29 FEET TO A POINT OF CURVE IN SAID EASTERLY LINE; THENCE SOUTHERLY ALONG SAID EASTERLY LINE, BEING ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 1557.28 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 697.40 FEET TO THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 9, AS AFORESAID; THENCE SOUTH 89 DEGREES 52 MINUTES 45 SECONDS EAST ALONG SAID SOUTH LINE, A DISTANCE OF 822.50 FEET TO THE EASTERLY LINE OF PROPERTY CONDEMNED FOR TOLLROAD PURPOSES BY PROCEEDINGS HAD IN THE CIRCUIT COURT AS GENERAL NO. 14808; THENCE NORTH 13 DEGREES 09

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MINUTES 42 SECONDS EAST ALONG SAID EASTERLY LINE, A DISTANCE OF 144.48 FEET TO A POINT OF CURVE; THENCE CONTINUING ALONG SAID EASTERLY LINE, BEING ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 5641.58 FEET AND A CHORD BEARING OF NORTH 06 DEGREES 46 MINUTES 49 SECONDS EAST, AN ARC DISTANCE OF 580.49 FEET TO A POINT OF TANGENCY; THENCE NORTH 03 DEGREES 49 MINUTES 57 SECONDS EAST ALONG SAID EASTERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 590.78 FEET TO A POINT OF CURVE TO THE LEFT, HAVING A RADIUS OF 7500.44 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 1136.46 FEET TO A JOG IN SAID EASTERLY LINE; THENCE NORTH 89 DEGREES 54 MINUTES 59 SECONDS WEST ALONG SAID LINE AND ALONG THE SOUTHERLY LINE OF PROPERTY DEDICATED BY DOCUMENT NUMBER 1002316, A DISTANCE OF 295.46 FEET TO THE WEST LINE OF PROPERTY DEDICATION BEING ALSO THE WEST LINE OF THE EAST 28 RODS 4 FEET 8 INCHES OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 9, AS AFORESAID:

THENCE NORTH 00 DEGREES 25 MINUTES 47 SECONDS EAST, A DISTANCE OF 200.00 FEET TO THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 9; THENCE NORTH 89 DEGREES 54 MINUTES 59 SECONDS WEST ALONG SAID NORTH LINE, A DISTANCE OF 699.45 FEET TO THE POINT OF BEGINNING, ALL IN LAKE COUNTY, ILLINOIS.

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3.199 Troy, IL
819 Edwardsville Road
Troy, IL 62294
(TCA Site No. 199)

LEGAL DESCRIPTION

A tract of land in the Southwest Quarter of Section 5, Township 3 North, Range 7 West of the Third Principal Meridian, Madison County, Illinois, being more particularly described as follows:

Beginning at an iron rod at the Northeast corner of the Southwest Quarter of the Southwest Quarter of Section 5; thence South 88 degrees 25 minutes 28 seconds East (based on Grid North, Illinois Slate Plane Coordinate System, West zone) along the North line of the Southeast Quarter of the Southwest Quarter of Sections 5 a distance of 213.13 feet to an iron rod; thence South 0 degrees 32 minutes 22 seconds West and parallel with the West line or the Southeast Quarter of the Southwest Quarter of Sections a distance of 1218.12 feet to an iron rod at the Northeast corner of that tract conveyed to the State of Illinois by deed recorded In Book 3491 on Page 198 of the Madison County records; thence North 88 degrees 45 minutes 08 seconds West along the North right of way line of F.A.U. Route 9396 (Illinois Route 162) 213.11 feet to the West line of the Southeast Quarter of the Southwest Quarter of Section 5; thence North 0 degrees 32 minutes 22 seconds East along said West line 25.00 feet; thence North 88 degrees 45 minutes 08 seconds West along said North right of way line 165.03 feet to a point located 100 feet right of highway station 11+60; thence North 31 degrees 29 minutes 15 seconds West along said North right of way line 166.43 feet to a point located 240 feet right of highway station 12+50; thence North 43 degrees 23 minutes 25 seconds West 338.28 feet in a point in the East right of way line of Federal Aid Route 190 (Interstate Route 55-70) located 405 feet left of station 1347+50; thence North 33 degrees 45 minutes 58 seconds West 145.00 feet to a point located 300 feet left of station 1346+50; thence North 19 degrees 42 minutes 59 seconds West 177.55 feet to a point located 205 feet left of station 1345+00; thence North 6 degrees 39 minutes 33 seconds West 105.95 feet to a point located 170 feet left of station 1344+00; thence North 1 degrees 19 minutes 16 seconds East 101.98 feel to a point located 150 feet left of station 1343+00; thence North 12 degrees 37 minutes 52 seconds East along the East right of way line of Federal Aid Route 190 a distance of 331.87 feet to an Iron rod In the North line of the south 88 degrees 25 minutes 28 seconds East along said North line 573.62 feat to the point or beginning, containing 19.98 acres (870,135 square feet),

EXCEPTING THEREFROM that part conveyed to Louis Buesking by Quit Claim Deed recorded July 15, 1999 in Book 4337 Page 1333, more particularly described as fellows:

Part of the Southwest Quarter of Section 5, Township 3 North, Range 7 West of the Third Principal Meridian, Madison County, Illinois, described as follows;

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CONTINUATION OF EXHIBIT “A”

Commencing at the Northeast corner of the Northwest Quarter of said Southwest Quarter, thence, South 00 degrees 00 minutes 30 seconds East (bearing assumed) along the East line of said Northwest Quarter of the Southwest Quarter, 1330.89 feet to the North line of the South Half of said Southwest Quarter as surveyed by James E. Pauk dated March 25, 1993, said point being the point of beginning; thence, N. 88 degrees 49 minutes 20 seconds West along said North line of the South Half of the Southwest Quarter, 576.06 feet to the East R.O.W. line of U.S. Route 55-70 (F.A.R. 190); thence, South 12 degrees 18 minutes 18 seconds West along said East R.O.W. line of U.S. Route 55-70 (F.A.R. 190), 2.15 feet to the existing fence line; thence, South 88 degrees 14 minutes 15 seconds East along said existing fence fine, 93.66 feet to a point which Is 50.2 feet South of the Southwest corner of the existing Arrow truck building; thence, continuing along said existing fence line, South 88 degrees 14 minutes 55 seconds East 80.70 feet to a point which is 51.2 feet South of the Southeast corner of said existing Arrow Truck building; thence, continuing along said existing fence line, South 88 degrees 14 minutes 55 seconds East 51.89 feet; thence continuing along said existing fence line, South 88 degrees 45 minutes 11 seconds East, 63.79 feet; thence, South 89 degrees 30 minutes 52 seconds East, 286.51 feet to an existing concrete monument; thence, North 00 degrees 00 minutes 30 seconds West, 3.22 feet to the point of beginning.

Except coal, gas and other mineral rights conveyed, excepted or reserved in prior conveyances.

Permanent Parcel No. 09-1-22-05-00-000-009 Permanent Parcel No. 09-1-22-05-00-000-009.001

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3.102 Clayton, IN
10346 S. State Rd. 39
Clayton, IN 46118
(TCA Site No. 102)

Legal Description

North Parcel

A part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West located in Liberty Township, Hendricks County, Indiana, being bounded as follows:

Commencing at the northeast corner (railroad spike found) of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, said point being South 89 degrees 54 minutes 15 seconds West (assumed bearing) from the northeast corner (iron rod found) of the Northwest Quarter of Section 36, Township 14 North, Range 1 West: thence South 00 degrees 10 minutes 53 seconds East 1036.86 feet on the along the east line of said Northeast Quarter; thence South 89 degrees 58 minutes 48 seconds West 27.09 feet to 5/8” iron rod with cap, said point being on the northerly right-of-way line of Interstate 70, said point also being the POINIT OF BEGINNING of this description; (the following three (3) courses are on and along the northerly right—of—way line of said Interstate 70) 1.) thence South 67 degrees 56 minutes 00 seconds West 86.86 feet to a 5/8” iron rod with cap; 2.) thence South 65 degrees 04 minutes 15 seconds West 400.50 feet to a 5/8” iron rod with cap; 3.) thence South 67 degrees 56 minutes 00 seconds West 254.99 feet to a 5/8” iron rod with cap; thence North 00 degrees 06 minutes 26 seconds West 297.00 feet to a 5/8” iron rod with cap; thence North 89 degrees 58 minutes 48 seconds East 680.56 feet parallel with the north line of said Northeast Quarter to the POINT OF BEGINNING.

South Parcel

A part of the west half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, located in Liberty Township, Hendricks County, Indiana, being bounded as follows:

Commencing at the northwest corner (railroad spike found) of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, said point being South 89 degrees 54 minutes 15 seconds West (assumed bearing) from the northeast corner (iron rod found) of said Northwest Quarter, thence North 89 degrees 54 minutes 15 seconds East 1318.42 feet to the Northeast corner of the west half of said Northwest Quarter, said point being collinear and equidistant from the northwest corner of the northeast corner of said Northwest Quarter, thence south 00 degrees 21 minutes 30 seconds East 2115.58 feet of and along the east line of the west half of said Northwest Quarter; thence North 89 degrees 27 minutes 15 seconds West 20.00. feet to a 5/8” iron rod with cap, said point being the POINT OF BEGINNING of this description; thence North 89 degrees 27 minutes 15 seconds West 450.00 feet to a 5/8” iron rod with cap; thence North 00 degrees 21 minutes 30 seconds West 365.13 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; thence South 89 degrees 48 minutes 40 seconds West 210.48 feet to a 5/8” iron rod with cap; thence North 38 degrees 09 minutes 09 seconds West 604.25 feet to the southerly right—of—way line of Interstate 70, said point being 5/8”, iron rod with cap; (the following three (3) courses are on and along the southerly right—of—way line of Interstate 70, 1.) thence North 70 degrees 13 minutes 26 seconds East 49.16 feet to the point of curvature of a curve to the right, said point being North 19 degrees 46 minutes 34 seconds West 1819.86 feet from the radius point of said curve, said point being 5/8” iron rod with cap; 2.) thence 616.78 feet on and along said curve to the right to the point of tangency of said curve to the right, said point being North 00 degrees 21 minutes 28 seconds West 1819.86 feet from the radius point of said curve, said point being 5/8” iron road with cap; 3.) thence South

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88 degrees 05 minutes 09 seconds East 252.18 feet to the westerly right – of – way line of State Road 39 approach to Interstate 70, said point being a 5/8” iron rod with cap; (the following four (4) courses are on and along the westerly right-of-way line of the State Road 39 approach to Interstate 70), 1.) thence South 37 degrees 06 minutes 39 seconds East 62.40 feet to a 5/8” iron rod with cap; 2.) thence South 12 degrees 45 minutes 57 seconds East 255.98 feet to a 5/8” iron rod with cap; 3.) thence South 00 degrees 21 minutes 30 seconds East 169.13 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 4.) thence North 89 degrees 27 minutes 15 seconds West 45.00 feet to the westerly access right-of-way line of the State Road 39 approach to Interstate 70, said point being a P K nail; (the following four (4) courses are on and along the westerly access right-of-way line of the State Road 39 approach to Interstate 70, 1.) thence South 00 degrees 21 minutes 30 seconds East 231.58 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 2.) thence North 89 degrees 38 minutes 30 seconds East 45.00 feet to a 5/8” iron rod with cap; 3.) thence South 00 degrees 21 minutes 30 seconds. East 150.00 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 4.)thence South 35 degrees 21 minutes 10 seconds East 61.03 feet to the westerly right-of-way line of State Road 39, said point being a 5/8” iron rod with cap; thence South 00 degrees 21 minutes 30 seconds East 60.20 feet on and along the westerly right-of-way line of State Road 39 and parallel with the east line of the west half of said Northwest Quarter to the POINT OF BEGINNING.

All of the above-described Parcels being the same as follows:

Parcel I

Part of the W 1/2 of the NW 1/4 of Section 36, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as Follows:

Commencing at the NE corner of said 1/2-1/4 Section; running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said 1/2 - 1/4 Section 2115.68 feet; thence North 89 degrees 27 minutes 15 seconds West 20 feet to the beginning point of the description, said point being on the West R/W line of State Road 39; running thence North 89 degrees 27 minutes 15 seconds West 450 feet; thence North 0 degrees 21 minutes 30 seconds West 500.00 feet; Thence North 89 degrees 27 minutes 15 seconds West 130.6 feet; thence North 27 degrees 06 minutes 30 seconds West 132 feet; thence North 00 degrees 21 minutes 30 seconds West 332.95 feet to the South R/W line of the Southwest ramp of I-70, said R/W line being on a curve having a radius of 1819.86 feet and a Delta angle of 6 degrees 14 minutes; thence and Easterly direction along side R/W line 261.50 feet; thence South 88 degrees 05 minutes 10 seconds East and along said R/W line 252.20 feet to the westerly R/W line of State Road 39 approach to I-70; thence South 37 degrees 08 minutes 30 seconds East and along said R/W line 62.43 feet; thence South 12 degrees 46 minutes East and along said R/W line 255.97 feet; thence South 00 degrees 21 minutes 30 seconds East and along said R/W line 169.13 feet; thence North 89 degrees 27 minutes 15 seconds West 45 feet to the Access R/W line of State Road 39 approach to I-70; thence South 00 degrees 21 minutes 30 seconds East and along said R/W line 231.58 feet; thence South 89 degrees 38 minutes 30 seconds East and along said R/W line 45 feet; thence South 0 degrees 21 minutes 30 seconds East and along said R/W line 150 feet; thence South 35 degrees 21 minutes 10 seconds East and along said R/W line 61.03 feet to the West R/W line of State Road 39; thence South 0 degrees 21 minutes 30 seconds East and along said R/W line 69.68 feet to the point of beginning.

Parcel II

Part of the West half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of said half quarter section, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said half quarter section 1615.68 feet; thence North 89 degrees 27 minutes 15 seconds West 470 feet to the beginning point of this description; running thence South 0 degrees 21 minutes 30 seconds East 134.87 feet; thence South 89 degrees 48 minutes 40 seconds West 850.27 feet to the

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West line of said half quarter section, thence North 0 degrees 21 minutes 30 seconds West and along said West line 389.13 feet to the Southerly right of way line on Interstate # 70; thence North 70 degrees 13 minutes 26 seconds East and along said right of way line 334.93 feet to the P.C. of a curve to the right, said curve having a Delta of 11 degrees 11 minutes 04 seconds and a radius of 1819.86 feet; thence in a Northeasterly direction along said curve and along said right of way line 355.25 feet; thence South 0 degrees 21 minutes 30 seconds East 332.95 feet; thence South 27 degrees 06 minutes 30 seconds East 132 feet; thence South 89 degrees 27 minutes 15 seconds East 130.50 feet to the point of beginning.

Parcel III

Part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of the West half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, in said Hendricks County, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said half Quarter Section 1615.68 feet; thence North 89 degrees 27 minutes 15 seconds West 470 feet; thence South 0 degrees 21 minutes 30 seconds East 134.87 feet; thence South 89 degrees 48 minutes 40 seconds West 850.27 feet to the East line of the Northeast Quarter of said Section 35, said point of being the beginning point of this description; running thence South 89 degrees 48 minutes 40 seconds West 711.60 feet; thence North 0 degrees 01 minutes 15 seconds West 143.40 feet to the Southerly right of way line of Interstate #70; thence North 67 degrees 56 minutes East and along said right of way line 358.95 feet; thence North 73 degrees 52 minutes 15 seconds East and along said right of way line 327.93 feet thence North 70 degrees 13 minutes 26 seconds East and along said right of way line 65.38 feet to the East line of the Northeast Quarter of said Section 35;  thence South 0 degrees 21 minutes 30 seconds East along said East line 389.13 to the point of beginning.

Parcel IV

Part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of said Quarter Section, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said Quarter Section 1036.86feet; thence North 89 degrees 56 minutes West and parallel with the North line of said quarter Section, 40.58 feet to the Northerly right of way line of Interstate Highway No. 70, said point being the beginning point of this description; running thence South 67 degrees 56 minutes West and along said right of way line 74.14 feet; thence South 65 degrees 04 minutes 20 seconds West and along said right of way line 400.50 feet; thence South 67 degrees 56 minutes West and along said right of way line 253.66 feet; thence North 0 degrees 01 minutes 15 seconds West 292.72 feet to a point 1036.86 feet South of the North line of said Quarter Section; thence South 89 degrees 56 minutes East 667.07 feet to the point of beginning.

Exception

Part of the Northwest Quarter of Section 36 and the Northeast Quarter of Section 35, both in Township 14 North; Range 1 West, Hendricks County, Indiana, and more particularly described as follows:

COMMENCING at the Northeast corner of the West Half of the Northwest Quarter of said section 36, thence South 00 degrees 21 minutes 30 seconds East along the East line thereof a distance of 1744.52 feet, thence South 89 degrees 48 minutes 40 seconds West 680.42 feet to the point of beginning of the real estate described herein; continuing thence South 89 degrees 48 minutes 40 seconds West 1351.39 feet; thence North 00 degrees 20 minutes 06 seconds West 143.40 feet to a point on the Southerly right of way of I-70; thence on the following three courses along said right of way; (1) North 67 degrees 56 minutes 00 seconds East 358.95 feet; (2) North 73

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degrees 52 minutes 15 seconds East 327.93 feet; (3) North 70 degrees 13 minutes 26 seconds East 346.27 feet; thence South 38 degrees 09 minutes 09 seconds East 613.01 feet, to the Point of Beginning.

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3.010 Gary, IN
2510 Burr Street
P.O. Box 409
Gary, IN 46406
(TCA Site No. 10)

Legal Description

Parcel 1:

The East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of Section 13, Township 30 North, Range 9 West of the 2nd P.M., in Lake County, Indiana except that part described as follows:

Part of the East 1/2 of the Northeast 1/4 of the Southwest 1/4 of Section 13, Township 36 North, Range 9 West of the 2nd P.M., described as commencing at a point on the Southeast corner of the Northeast 1/4 of the Southwest 1/4 in said section 13, said point being point of beginning; thence in a Westerly direction on the South 1/4 section line of the East 1/2 of the Northeast 1/4 of the Southwest 1/4 of said section 13, a distance of 527.8 feet; thence in a Northerly direction parallel to the West line of the East 1/2 of the Northeast 1/4 of the Southwest 1/4 of said Section 13, a distance of 256.3 feet; thence in a Northeasterly direction a distance of 12.5 feet to a point being 260 feet from the said South line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in a Northeasterly direction a distance of 246.4 feet to a point being 300 feet from the East 1/4 section line of the Northeast 1/4 of the Southwest 1/4 of said section 13, measured at right angles; thence in a Northeasterly direction a distance of 151.2 feet to a point being 215 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in a Northeasterly direction a distance of 211.5 feet to a point being 190 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in an Easterly direction a distance of 105 feet to a point being 85 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in a Northeasterly direction a distance of 382.9 feet to a point being 30 feet from the said East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles; thence in an Easterly direction a distance of 30 feet to a point; thence in a Southerly direction on the said East property line a distance of 1089 feet to the point of beginning, also except that part described as:

That part of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of Section 13, Township 36 North, Range 9 West of the 2nd p.m., described as follows: Beginning at a point on the East line of the Northeast 1/4 of the Southwest 1/4 of said section 13, 1089 feet North of the Southeast corner thereof; thence West along a line at right angles to said East line a distance of 30 feet; thence in a Southwesterly direction a distance of 332.9 feet to a point being 85 feet West of the East line of said Northeast 1/4 of the Southwest 1/4 of section 13, measured a right angles thereto; thence West along a line perpendicular to the East line of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 442.77 feet to the West line of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of said section 13; thence North along the West line of the East 527.8 feet of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 610.88 feet to the North line of the Northeast 1/4 of the Southwest 1/4 of section 13; thence East along the North line of said Northeast 1/4 of the Southwest 1/4 a distance of 527.8 feet to the Northeast corner thereof; thence South along the East line of the Northeast 1/4 of the Southwest 1/4 of section 13 to the point of beginning, in Lake County, Indiana

Parcel 2:

An irregular shaped parcel of land in the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m., Calumet Township, Lake County, Indiana described as commencing at a point on the East line of said Northeast 1/4 of the Southwest 1/4 (said East line being also the centerline of Burr Street) 1079.3 feet North of the Southeast corner of the Northeast 1/4 of the Southwest 1/4 of Section 13; thence West on a line which is parallel to and 240 feet South of the North line of said Southwest 1/4 of section 13 (which North line is also the centerline of 25th Avenue) a distance of 31.41 feet to the point of beginning thence in a Southwesterly direction a distance of 373.10 feet to a point being 85 feet West of the East line of said Northeast

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1/4 of the Southwest 1/4 measured at right angles thereto; thence West along a line perpendicular to the East line of said Southwest 1/4 a distance of 15 feet; thence Northeasterly along a line parallel to aforesaid 373.10 foot line 30.0 feet; thence East parallel to aforesaid 15 foot line 9.95 feet to a line that is parallel to and 5 feet from aforesaid 373.10 foot line; thence Northeasterly parallel to and 5 feet from aforesaid 373.10 foot line a distance of 279.26 feet to the intersection of a line that is parallel to and 45 feet West of the East line said Northeast 1/4 of the Southwest 1/4; thence North on said 45 foot parallel line 63.31 feet to the South line of property conveyed to Humble Oil and Refining Company in deed record 1326, page 192, in the Recorders Office of Lake County Indiana; thence East along said Humble Oil and Refining Companys South property line 13.59 feet to the point of beginning.

Parcel 3:

A part of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, Range 9 West of the 2nd p.m., in Calumet Township, Lake County, Indiana, described as beginning at the Northeast corner of the Southwest 1/4 which is the interesection of the centerline of 25th Avenue and the centerline of Burr Street; thence Westerly on the North line of said Southwest 1/4 240 feet; thence Southerly parallel to the East line of said Southwest 1/4 240 feet; thence Easterly parallel to the North line of said Southwest 1/4 240 feet to the East line of said Southwest 1/4 said point being 1079.3 feet North of the Southeast corner of said Northeast 1/4 of the Southwest 1/4 as measured along the East line of said 1/4 1/4 section; thence Northerly on the East line of said Southwest 1/4 240 feet to the point of beginning, except therefrom the North 40 feet which is embraced in the right of way of 25th Avenue, and except the East 40 feet thereof which is embraced in the right of way of Burr Street.

Parcel 4:

The West 231.9 feet of the East 263.9 feet of the West 791.7 feet of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m., in Lake county, Indiana, excepting therefrom a parcel described as follows:

Commencing at a point on the West line of said tract 190.0 feet North of the Southwest corer of said tract; thence South 190.0 feet to said Southwest corner; thence East along the South line of said Northeast 1/4 of the Southwest 1/4 231.9 feet to the Southeast corner of said tract; thence North along the East line of said tract 248.0 feet; thence Southwesterly 239.04 feet to the point of beginning, all in Lake County, Indiana

Parcel 5:

A parcel described as follows:

Commencing at the Southeasterly point of parcel 4 above; thence North 74.3 feet to the Northeast corner of parcel 4 above; thence East 32 feet to a point, thence South 1074.3 feet to a point; thence West to the point of beginning, all in the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m., in Lake County, Indiana.

Parcel 6:

That part of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd P.M., described as follows:

Beginning at a point on the East line of the Northeast 1/4 of the Southwest 1/4 of said section 13, 1089 feet North of the Southeast corner thereof, thence West along a line at right angles to said East line a distance of 30 feet; thence in a Southwesterly direction a distance of 382.9 feet to a point being 85 feet West of the East line of said Northeast 1/4 of the Southwest 1/4 of section 13, measured at right angles thereto; thence West along a line perpendicular to the East line of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 442.77 feet to the West line of the East 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of section 13; thence North

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along the West line of the East 527.9 feet of said Northeast 1/4 of the Southwest 1/4 of section 13 a distance of 610.88 feet to the North line of the Northeast 1/4 of the Southwest 1/4 of section 13; thence East along the North line of said Northeast 1/4 of the Southwest 1/4 a distance of 527.8 feet to the Northeast corner thereof; thence South along the East line of the Northeast 1/4 of the Southwest 1/4 of section 13 to the point of beginning, in Lake County, Indiana, except therefrom that part described as:

A part of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd p.m. in Calumet Township, Lake County, Indiana, described as beginning at the Northeast corner of the Southwest 1/4 which is the intersection of the center line of 25th Avenue and the centerline of Burr Street; thence Westerly on the North line of said Southwest 1/4 240 feet; thence Southerly parallel to the East line of said Southwest 1/4 240 feet; thence Easterly parallel to the North line of said Southwest 1/4 240 feet to the East line of said Southwest 1/4 said point being 1079.3 feet North of the East line of said Southwest 1/4 240 feet to the point of beginning, and also except therefrom that part described as follows: an irregular shaped parcel of land in the northeast 1/4 of the Southwest 1/4 of Section 13, township 36 North, Range 9 West of the 2nd P.M. Calumet Township, Lake County, Indiana, described as commencing at a point on the East line of said Northeast 1/4 of the Southwest 1/4 (said East line being also the centerline of Burr Street) 1079.3 feet North of the Southeast corner of the Northeast 1/4 of the Southwest 1/4 of Section 13; thence West on a line which is parallel to and 240 feet south of the North line of said Southwest 1/4 of section 13 (which North line is also the center line of 25th Avenue) a distance of 31.41 feet to the point of beginning, thence in a Southwesterly direction a distance of 373.10 feet to a point being 85 feet West of the East line of said Northeast 1/4 of the Southwest 1/4 measured at right angles thereto; thence West along a line perpendicular to the East line of said Southwest 1/4 a distance of 15 feet; thence Northeasterly along a line parallel to aforesaid 373.10 foot line 30.0 feet; thence East parallel to aforesaid 15 foot line 9.95 feet to a line that is parallel to and 5 feet from aforesaid 373.10 foot line thence Northeasterly parallel to and 5 feet from aforesaid 373.10 foot line a distance of 279.26 feet to the intersection of a line that is parallel to and 45 feet West of the East line of said Northeast 1/4 of the Southwest 1/4; thence North on said 45 foot parallel line 63.31 feet to the South line of property conveyed to Humble Oil and Refining Company in Deed Record 1326, page 192, in the Recorder’s Office of Lake County, Indiana; thence East along said Humble Oil and Refining Company’s South property line 13.59 feet to the place of beginning.

Parcel 7:

The South 1/2 of the West 527.8 feet of the Northeast 1/4 of the Southwest 1/4 of section 13, township 36 North, range 9 West of the 2nd Principal Meridian, in Lake County, Indiana, except that part lying south of the following described line: Commencing on the West line of the aforesaid 1/4 1/4 199.0 feet North of the Southwest corner thereof, thence East 33.0 feet parallel with the South line of said Northeast 1/4 of the Southwest 1/4, thence Southeasterly 50.87 feet to a point 174.00 feet North of said South line, thence Easterly 450.75 feet to a point on the East line of said West 527.8 feet being 188.0 feet North of the South line of said Northeast 1/4 of the Southwest 1/4.

Parcel 8:

Lot 7 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, Page 49, in the Office of the Recorder of Lake County, Indiana.

Parcel 9:

Lot 9 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, Page 49, in the Office of the Recorder of Lake County, Indiana.

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Parcel 10:

Lot 10 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, Page 49, in the Office of the Recorder of Lake County, Indiana.

Parcel 11:

Lots 11 and 12 in Oak Gardens, as per plat thereof, recorded in Plat Book 25, page 49, in the Office of the Recorder of Lake County, Indiana

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3.219 Lake Station, IN
1201 Ripley Street
Lake Station, IN 46405
(TCA Site No. 219)

Legal Description

Parcel 1: Part of the West 1/2 of the Northwest 1/4 of Section 9, Township 36 North, Range 7 West of the Second Principal Meridian, Lake County, Indiana, more particularly described as follows: Commencing at the point of Intersection of the Southerly line of the 150 foot wide Northern Indiana Public Service Company Right-of-Way with the East line of the West 1/2 of the Northwest 1/4 of said Section 9; thence south 00 degrees 04 Minutes East along the East line of the West 1/2 of the Northwest 1/4 of said Section 9 a distance of 252.81 feet; thence South 89 Degrees 56 Minutes West, 268.43 feet to the Point of Beginning of this described parcel; thence South 86 Degrees 26 Minutes West, 738.41 feet more or less to a point in the center line of Indiana State Road 51, which is 220 feet South of the South line of the 150 foot wide Northern Indiana Public Service Company Right-of-way; thence South 00 Degrees 02 minutes West, 299.08 feet; thence East at right angles, 306.72 feet; thence Northeasterly with an interior angle of 140 degrees 00 Minutes for a distance of 558.08 feet more or less to the point of beginning.

Parcel 2: Part of the West 1/2 of the Northwest 1/4 Section and Township 36 North, Range 7, West of the Second Principal Meridian, more particularly described as follows: Commencing at a point on the center line of State Road 51 and 833.88 feet North of the Southwest corner thereof; thence East at right angles a distance of 806.72 feet; thence Southeasterly with a deflection angle of 40 Degrees a distance of 584.25 feet; thence East with a deflection angle of 40 Degrees a distance of 260.56 feet more or less to the centerline of Burns Ditch; thence Northeasterly along the center line of Burns Ditch to a point on the East line of the West 1/2 of the Northwest 1/4 of said Section 9; thence North along the East line of the West 1/2 of the Northwest 1/4 of said Section 9 a distance of 1221.41 feet more or less; thence West on a line at right angles to State Road 51 a distance of 258.43 feet more or less to a point 734.23 feet East of the corner line of said State Road 51; thence Southwesterly with a deflection angle of 40 degrees distance of 558.08 feet; thence West with a deflection angle of 40 Degrees a distance of 306.72 feet to the center line of State Road 51; thence South along the center line of State Road 51 a distance of 500 feet to the Point of Beginning. Except therefrom that part, if any, lying Southeasterly of the corner line of Burns Ditch, Lake County, Indiana.

3.220 Porter, IN
1600 West US Hwy 20
Porter, IN 46304
(TCA Site No. 220)

Legal Description

Parcel 1:

That part of Government Lot Number 4 in Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, Lot Number 4 being the Northwest Quarter of said Section 34, South of the Indian Boundary Line; and that part of the Southwest Quarter of said Section 34 lying South of the South right-of-way line of the New York Central Railroad Company, and North of the center line of U.S. Highway Number 20, and being the East 348 feet by rectangular measurement of said above described parcels between North and South limits.

Less and Except

A tract of land in Government Lot 4 in the Northwest 1/4 of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter county, Indiana, said tract being located in the Northwest corner of Parcel 2 as conveyed by L & G Truckers City, Inc., to Roadway Motor Plazas, Inc., in a corporate Warranty Deed dated January 9,1989, and recorded in the Office of the Recorder of Porter County, Indiana, as Document Number 89-00569 on January 12, 1989, in Deed Record 394, Page 91, said tract described as follows:

Beginning at the Northwest corner of said Parcel 2, said point of beginning being on the Southerly line of the Conrail right of way, 1528.40 feet East of the West line of said Section 34 as measured at right angles to said West line; thence South 82 degrees 08 minutes 07 seconds East, along said Southerly right of way line, 324 feet; thence South 65 degrees 09 minutes 54 seconds West, 353.96 feet to a point on the West line of said Parcel 2, 193 feet South of the point of beginning; thence North 00 degrees 04 minutes 50 seconds East, along said West line and parallel with the West line of said Section 34,193 feet to the point of beginning.

Parcel 2:

A parcel of land in the Northeast Quarter and the Southeast Quarter of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, more particularly described as follows: Commencing at the Northwest corner of the Southeast Quarter of said Section 34, said point also being the Southwest corner of the Northeast Quarter of said Section 34; thence North, along the West line of said Northeast Quarter, 167.9 feet; thence South 50 degrees 49 minutes East, 32.59 feet to a line being parallel to and 25 feet East of the West line of said Northeast Quarter; thence South, along said parallel line, 147.94 feet to the South line of said Southeast Quarter; thence continuing South, along a line being parallel to and 25 feat East of the West line of the Southeast Quarter of said Section 34, to the centerline of U.S. Highway Number 20; thence Southwesterly, along said centerline, to its intersection with the West line of said Southeast Quartet Section; thence North, along said West line of said Southeast Quarter, 383.60 feet, more or less, to the point of beginning.

Parcel 3:

A parcel of land in the Southwest Quarter of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, being more particularly described as follows: Beginning at a point located 1,528.40 feet East and 1,545.10 feet North of the Southwest corner of said Southwest Quarter, said point also being on the North right-of-way line of U.S. Road Number 20; thence North, parallel to the West line of

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said Southwest Quarter, a distance of 809.50 feet; thence South 89 degrees 22 minutes East a distance of 398.32 feet; thence South 00 degrees 02 minutes West a distance of 551.36 feet to the North right-of-way line of U.S. Road Number 20; thence South 57 degrees 29 minutes West, along said North right-of way line, a distance of 472.03 feet to the point of beginning.

Parcel 4:

That part of Government Lot 4 in Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in the Town of Porter, Porter County, Indiana, (which is in the Northwest Quarter of said Section 34 South of the Indian Boundary Line) and that part of the Southwest Quarter of said Section 34 lying South of the right-of-way of the New York Central Railroad and North of the center line of U.S. Highway Number 20 and further being the West 312 feet of the East 660 feet of said factions between above North and South limits.

Parcel 5:

A parcel of land in Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, North of U.S. Highway Number 20 and South of the Penn-Central Railroad right-of-way, more particularly described as follows: Beginning at a point 2354.6 feet North and 1528.4 feet East of the Southwest corner of Section 34, Township 37 North, Range 6 West; thence Northerly parallel to the West line of said Section 34, a distance of 315.71 feet to a pipe; thence continuing Northerly parallel to said West line 678.91 feet to the South right-of-way line of the Penn-central Railroad; thence Southeasterly bearing South 82 degrees 12 minutes 40 seconds East along said Penn-Central right-of-way, 463.57 feet; thence Southerly bearing South 01 minute and 11 seconds East, a distance of 1446 feet to the North line of U.S. Highway Number 20; thence Southwesterly along said North right-of-way line 73.97 feet thence Northerly along a line parallel to said West line of Section 34, a distance of 551.36 feet; thence Westerly bearing North 89 degrees 28 minutes West 398.32 feet to the point of beginning;

ALL OF THE FOREGOING PARCELS BEING AND INTENDING to be the same property as set forth on a survey dated May 4, 1999, made by John A. Doyle & Associates, Inc., and described as follows:

A parcel of land in Section 34, Township 37 North, Rings 6 West of the Second Principal Meridian in the Town of Porter, Porter County Indiana, comprising a part of Government Lot 4 (said Lot 4 being the Northwest Quarter of said Section 34 South of the Indian Boundary Line) and those parts of the Northeast Quarter, the Southeast Quarter, and the Southwest Quarter of said Section 34 lying South of the South right-of-way line of the New York Central Railroad Company and North of the North right-of-way line of U.S. Highway Number 20, and being more particularly described as follows: Beginning at a point located 1,528.40 feet East and 1,545.10 feet North of the Southwest corner of the Southwest Quarter of said Section 34, said point of beginning being also on the North tight-of way line of U.S. Highway Number 20; thence North parallel with the West line of said Southwest Quarter a distance of 1,804.12 feet to a point in the South right-of-way line of the New York Central Railroad Company; thence South 82 degrees 12 minutes 40 seconds East a distance of 1,129.75 feet along said South right-of-way line to a point in the West line of the Northeast Quarter of said Section 34; thence South along said West line to a point which is 167.9 feet North of the Southwest corner of said Northwest Quarter and 551.5 feet North of the center line of U.S. Highway Number 20; thence South 50 degrees 49 minutes East a distance of 32.59 feet to a line parallel with and 25 feet East of the West line of said Northeast Quarter; thence South along said parallel line a distance of 147.94 feet to the South line of said Northeast Quarter; thence continuing South along a line parallel with and 25 feet East of the West line of the Southeast Quarter of said Section 34 to the North right-of-way line of U.S. Highway Number 20; thence Southwesterly along said North right-of-way line to the point of beginning

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AND EXCEPTING THEREFROM THE FOLLOWNG:

A tract of land in Government Lot 4 in the Northwest 1/4 of Section 34, Township 37 North, Range 6 West of the Second Principal Meridian, in Potter county, Indiana, said tract being located In the Northwest corner of Parcel 2 as conveyed by L & G Truckers City, Inc., to Roadway Motor Plazas, Inc., in a corporate Warranty Deed dated January 9, 1989, and recorded in the Office of the Recorder of Porter County, Indiana, as Document Number 89-00569 on January 12, 1989, in Deed Record 394, Page 91, said tract described as follows;

Beginning at the Northwest corner of said Parcel 2, said point of beginning being on the Southerly line of the Conrail right of way, 1528.40 feet East of the West line of said Section 34 as measured to a right angles to said West line; thence South 82 degrees 08 minutes 07 seconds East, along said Southerly right of way line, 324 feet; thence South 65 degrees 09 minutes 54 seconds West, 353.96 feet to a point on the West line of said Parcel 2,193 feet South of the point of beginning; thence North 00 degrees 04 minutes 50 seconds East, along said West line and parallel with the West line of said Section 34,193 feet to the point of beginning.

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3.065 Seymour, IN
2636 E. Tipton Street
Seymour, IN 47274
(TCA Site No. 65)

Legal Description

A part of the Southeast quarter of Section Fifteen (15), Township Six (6) North, Range Six (6) East, more particularly described as follows: Commencing at the Southeast corner of the section; thence along the East line of said section, North 00 degrees 58 minutes 00 seconds East (an assumed bearing) 295.92 feet to a set P.K. nail at the point of beginning of this description; thence along the North line of Commerce Park (a commercial subdivision in Jackson County); South 89 degrees 42 minutes 59 seconds West 1339.24 feet to a found iron pin on the West line of the Southeast quarter of the Southeast quarter of Section 15; thence along said West line, North 01 degrees 49 minutes 58 seconds East, 363.00 feet to a found iron pin; thence continuing North 01 degree, 49 minutes 58 seconds East, 424.78 feet to a set iron pin on the Southerly right-of-way of a Frontage Road; thence along said right-of-way the following courses: South 89 degrees 53 minutes 28 seconds East, 403.65 feet to a set iron pin at a point of curvature; thence following the arc of a 100 foot radius curve to the left, a true arc distance of 157.08 feet to a set drill hole at a point of tangent, said curve has a chord which is 141.42 feet in length and bears North 44 degrees 04 minutes 46 seconds East; thence continuing along said right-of-way, North 01 degree 11 minutes 25 seconds West 14.38 feet to a set drill hole on the Southerly right-of-way of US Highway 50; thence along said right-of-way the following courses: North 89 degrees 44 minutes 08 seconds East 122.12 feet to a set chiseled “X” in conc.. curb; thence North 80 degrees 03 minutes 05 seconds East 354.68 feet to a found iron pin; thence leaving said right-of-way, South 00 degrees 36 minutes 05 seconds West 300.13 feet to a found iron pin; thence South 89 degrees 24 minutes 05 seconds East 355.04 feet to a set P.K. nail on the East line of said Section 15; thence along said section line, South 00 degrees 58 minutes 00 seconds West, 291.07 feet to a set P.K. nail; thence south 89 degrees 37 minutes 40 seconds West, 250.29 feet to a found iron pin; thence South 00 degrees 53 minutes 10 seconds West 200.00 feet to a set iron pin; thence North 89 degrees 37 minutes 40 seconds East 250.00 feet to a set P.K nail on the East line of said Section 15; thence along said East line, South 00 degrees 58 minutes 00 seconds West, 163.00 feet to the point of beginning, containing 23.366 acres, more or less EXCEPTING THEREFROM a portion of the above described parcel the following: A part of the Southeast quarter of Section Fifteen (15), Township Six (6) North, Range Six (6) East, more particularly described as follows: Commencing at the Southeast corner of said section; thence along the East line of said section, North 00 degrees 58 minutes 00 seconds East (as assumed bearing), 295.92 feet to a P.K. nail set; thence along the North line of Commerce Park (a commercial subdivision in Jackson County), South 89 degrees 42 minutes 59 seconds West 853.24 feet, the point of beginning of this description; thence continuing along the North line of Commerce Park, South 89 degrees 42 minutes 59 seconds West 486.00 feet to an iron pin on the West line of the Southeast quarter of the Southeast quarter of said Section 15; thence along said West line, North 01 degree 49 minutes 58 seconds East 787.78 feet to an iron pin on the Southerly right-of-way of a frontage road; thence along said right-of-way South 89 degrees 53 minutes 28 seconds East 348.50 feet to a point on the said Southerly right-of-way; thence South 05 degrees 56 minutes 32 seconds East 146.91 feet to a point; thence South 76 degrees 25 minutes 28 seconds West 62.58 feet to a point; thence South 06 degrees 12 minutes 00 seconds East, 242.80 feet to a point; thence North 89 degrees 43 minutes 00 seconds East 143.17 feet to a point; thence South 01 degree 42 minutes 59 seconds West 382.99 feet to the point of beginning, containing 322,078.7215 square feet, 7.3939 acres, more or less.

3.173 Whitestown, IN
5930 E. State Road 334
Whitestown, IN 46075
(TCA Site No. 173)

Legal Description

All that certain real property located in the County of Boone, State of Indiana, more particularly described as follows:

A part of the Northeast Quarter of Section 1, Township 17 North, Range I East, Perry Township, Boone County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 1, Township 17 North, Range I East, said point being North 85 degrees 03 minutes 37 seconds East 2,604.50 feet from the Southwest corner (PK nail found at the Boone County Surveyor’s referenced location) of said Northeast Quarter, said point also being South 01 degree 03 minutes 36 seconds West 2,698.00 feet from the Northeast corner (stone found at the Boone County Surveyor’s referenced location) of said Northeast Quarter; thence North 01 degree 03 minutes 36 seconds East 181.07 feet on and along the east line of said Northeast Quarter, thence South 88 degrees 03 minutes 37 seconds West 6.25 feet parallel with the south line of said Northeast Quarter to the Point of Beginning of this description, said point being an 5/8” Iron rod with cap, said point being previously described in Deed Record 184, Page 636 as being on the East line of said Northeast Quarter, said point also being on the northerly right-of-way line of the State Road 334 approach to 1-65 (the next five courses are in and along said right-of-way line); 1.) thence South 62 degrees 05 minutes 24 seconds West 180.45 feet to a 5/8” Iron rod with cap (0.4 feet, more or less, Northwest of an existing right-of-way marker); 2.) thence South 73 degrees 09 minutes 10 seconds West 192.43 feet to 5/8” iron rod with cap (6.4 feet, more or less, East of an existing right-of-way, marker), said point being on a curve to the right, said point also being South 09 degrees 52 minutes 46 seconds East 1,383.88 feet from the radius point of said curve; 3.) thence westerly 244.66 feet on and along said curve to the right to the point of tangency, said point being a 5/8” iron rod with cap (0.10 feet, more or less, East of an existing right-of-way marker), said point also being South 00 degrees 15 minutes 00 seconds West 1,383.88 feet from the radius point of said curve; 4.) thence North 89 degrees 45 minutes 00 seconds West 146.50 feet to a 5/8” iron rod with cap; 5.) thence North 66 degrees 17 minutes 50 seconds West 108.73 feet to a 5/8” iron rod with cap. (0.3 feet, more or less, East of an existing right-of-way marker, said point also being on the easterly right-of-way line of Old State Road 52 (Lakeview Drive) (the next three courses are on and along said right-of-way line); 1.) thence North 34 degrees 59 minutes 00 seconds West 71.58 feet to a 5/8” iron rod with cap; 2.) thence North 35 degrees 23 minutes 00 seconds West 179.72 feet to a 5/8” iron rod with cap, said point also being the point of curvature of a curve to the left, said point being North 54 degrees 37 minutes 00 seconds East 8,595.59 feet from the radius point of said curve; 3.) thence Northwesterly 523.65 feet on and along said curve to a 5/8” iron rod with cap (3.0 feet, more or less, south and 4.5 feet, more or less, east on an existing iron rod with Carl Anderson cap), said point being North 51 degrees 07 minutes 34 seconds East 8,595.59 feet from the radius point of said curve; thence North 00 degrees 10 minutes 00 seconds East 1,489.50 feet to an iron rod, said point, also being on the Southwesterly right-of-way line of Interstate 65 (the next three courses are on and along said right-of-way line); 1.) thence South 43 degrees 27 minutes 00 seconds West 1,419.17 feet to a 5/8” iron rod with cap (0.8 feet, more or less, east of an existing right-of-way marker); 2.) thence South 40 degrees 30 minutes 00 seconds East 200.00 feet to a 5/8” iron rod with cap (0.4 feet, more or less, East of an existing right-of-way marker; 3.) thence South 26 degrees 43 minutes 40 seconds East 422.40 feet to a 5/8” iron rod with cap (0.38 feet, more or less, North and 1.64 feet, more or less, west of an existing 1/2” iron rod); said point being South 88 degrees 03 minutes 32 seconds West 8.54 feet from the East line of said Northeast Quarter; thence South 00 degrees 46 minutes 00 seconds West 436.24 feet to the POINT OF BEGINNING. Containing 38.85 acres, more or less, being subject to all applicable easements and rights-of-way of record.

All of the above described land being the same as follows:

1

Part of the Northeast Quarter of Section 1, Township 17 North, Range I East, Boone County, Indiana, more particularly described as follows:

Commencing at the Southeast corner of said 114 Section running thence North 0 degrees 46 minutes East and along the East line of said 114 Section 212.50 feet to the beginning point of this description, said point being on the Northerly right of way line of State Road 334 approach to 1-65; (the next five courses being along said RIW line); thence South 62 degrees 08 minutes 24 seconds West 180.45 feet; thence South 73 degrees 09 minutes 10 seconds West 192.43 feet to a point on a curve to the right, said curve having a radius of 1,383.88 feet; thence Westerly along said curve 244.66 feet to the P.T. of said curve; thence North 89 degrees 45 minutes West 146.50 feet; thence North 66 degrees 17 minutes 50 seconds West 108.73 feet to the Easterly R/W line of State Road 52; (the next three courses being along said R/W Line running thence North 34 degrees 69 minutes West 71.58 feet; North 35 degrees 23 minutes West 179.72 feet to the P.C. of a curve to the left, said curve having a radius of 8,595.59 feet; thence in a Northwesterly direction along said curve 523.66 feet; thence North 0 degrees 10 minutes East 1,489.50 feet to the Southwesterly R/W line of 1-65; (the next three courses being along said R/W Line); running thence South 43 degrees 27 minutes East 1419.17 feet; thence South 40 degrees 30 minutes East 200 feet; thence South 26 degrees 43 minutes 40 seconds East 422.40 feet to the East line of said 1/4 Section; thence South 0 degrees 46 minutes West and along said East Line 436.24 feet to the point of beginning.

2

3.066 Council Bluffs, IA
3210 South 7th Street
Council Bluffs, IA 51501
(TCA Site No. 66)

That part of the NW 1/4 of Section 12, Township 74, Range 44, described as follows:

Commencing at the Southeast corner of the NW 1/4 of said Section 12; thence North 1317.5 feet; thence S 89 degrees 23 minutes 20 seconds W 631.8 feet to the point of beginning; thence S 89 degrees 23 minutes 20 seconds W 1091.8 feet; thence S 00 degrees 04 minutes E 260 feet; thence N 89 degrees 23 minutes 20 seconds E 1275.8 feet; thence N 35 degrees 37 minutes 20 seconds W 316.8 feet to the point of beginning; except that part described as follows: The South 20 feet of the West 276.0 feet of the East 378.0 feet and the East 102 feet, as measured along the South line of subject property.

AND

Part of the W 1/2 NE 1/4 NW I/4 of Section 12, Township 74, Range 44, Pottawattamie County, Iowa, more particularly described as follows:

Commencing at the Northwest corner of the W 1/2 NE 1/4 NW 1/4 of the said Section 12, and running thence South along the West line of the said W 1/2 NE 1/4 NW 1/4 a distance of 687.75 feet to the point of beginning, thence South along the same line 623.25 feet; thence N 89 degrees 39 minutes E 592.0 feet, thence N 1 degree 17 minutes W 153.8 feet, thence N 35 degrees 28 minutes W 149.8 feet, thence Northwesterly 396.14 feet along a 1970 foot radius curve whose 395.88 foot chord bears 29 degrees 42 minutes W, thence West 305.48 feet to the point of beginning, Pottawattamie County, Iowa.

ALSO DESCRIBED AS FOLLOWS:

COMPOSITE LEGAL DESCRIPTION:

Parts of the SW 1/4 NW 1/4; SE 1/4 NW 1/4 and NE 1/4 NW 1/4 all in Section 12, Township 74, Range 44, City of Council Bluffs, Pottawattamie County, Iowa (lying North of 32nd Avenue and between South 7th Street and 9th Street), described as follows:

Commencing at the Southeast corner NW 1/4 of said Section 12, thence along the East line NW 1/4 North 1317.5 feet (deed call), thence S 89 degrees 23 minutes 20 seconds W 631.80 feet to the Westerly R.O.W. of South 7th Street and the point of beginning, thence along said R.O.W. S 35 degrees 37 minutes 20 seconds E 165.08 feet, thence along the West line of an exception parcel S 0 degrees 09 minutes 49 seconds E 74.11 feet to a point of curvature, thence Southwesterly on a 50.41 foot radius curve to the right an arc length of 78.79 feet (chord S 44 degrees 36 minutes 50 seconds W 71.01 feet) to the North R.O.W. of 32nd Avenue, thence along said R.O.W. S 89 degrees 23 minutes 16 seconds W 1138.33 feet to the East R.O.W. of South 9th Street, thence along said R.O.W. N 0 degrees 03 minutes 32 seconds W 259.35 feet (Deed = N 0 degrees 04 minutes W 260 feet), thence N 89 degrees 23 minutes 20 seconds E 400.31 feet (Deed = 400.0 feet), thence N 0 degrees 04 minutes 06 seconds W 623.92 feet (Deed = North 623.26 feet), thence N 89 degrees 45 minutes 44 seconds E 305.55 feet (Deed = East 305.48 feet) to the Westerly R.O.W. of South 7th Street in a curve, thence Southeasterly on a 1970.00 foot radius curve to the left concave Northeasterly an arc distance of 396.62 feet with a chord bearing S 29 degrees 50 minutes 29 seconds E 395.95 feet (Deed = 396.14 feet and a chord of S 29 degrees 42 minutes E 395.88 feet), thence S 35 degrees 24 minutes 48 seconds E 149.77 feet (Deed = S 35 degrees 28 minutes E 149.8 feet), thence S 1 degree 15 minutes 00 seconds E 153.40 feet (Deed = S 1 degree 17 minutes E 153.8 feet), thence N 89 degrees 23 minutes 20 seconds E 99.80 feet to the point of beginning.

Bearings are based upon an original deed assuming the East line NW 1/4 Section 12, Township 74, Range 44 is bearing North-South.

EXHIBIT A  (Cont.)

EXCEPT THE FOLLOWING DESCRIBED PARCELS A and B:

Parcel A:

Part of the SW1/4 NW1/4 in Section 12 Township 74 North Range44 West of the 5th P.M, City of Council Bluffs, Pottawattamie County, Iowa; described as follows;

Commencing at the southeast corner NW 1/4 of said Section 12, thence along the East line NW 1/4 North 1317.5 feet (deed call), thence S 89 degrees 23 minutes 20 seconds W 631.80 feet to the westerly right of way of South 7th Street, thence along said right of way S 35 degrees 37 minutes 20 seconds E 165.08 feet, thence S 0 degrees 09 minutes 49 seconds E 74.11 feet to a point of curvature, thence Southwesterly on a 50.41 foot radius curve to the right an arc length of 78.79 feet (chord bears S 44 degrees 36 minutes 50 seconds W 71.01 feet) to the North right of way of 32nd Avenue, thence along said right of way S 89 degrees 23 minutes 16 seconds W 737.98 feet to the point of beginning on the East line of the SW 1/4 NW 1/4 In Section 12-74-44, thence continue on north right of way of 32nd Avenue S 89 degrees 23 minutes 16 seconds W 400.35 feet to the East right of way of South 9th Street, thence along said right of way N 0 degrees 03 minutes 32 seconds W 259.35 feet (deed N 0 degrees 04 minutes W 260 feet), thence N 89 degrees 23 minutes 20 seconds E 400.31 feet (deed = 400.0 feet) to the Northeast Corner of the SW 1/4 NW 1/4, thence along the East line of the SW 1/4 NW1/4 S 0 degrees 04 minutes 06 seconds E 259.34 feet to the point of beginning.

Note:  Bearings for the above Parcel A description are assumed and based on a survey by Kenny’s Surveying for the National Auto/Truck Stop dated 1/25/93.

Parcel B:

Part of the Northeast Quarter of the Northwest Quarter and the Southeast Quarter of the Northwest Quarter of Section 12, Township 74 North, Range 44 West of the 5th P.M., Pottawattamie County, Iowa, more particularly described as follows: Commencing at the Southeast corner of the Northwest Quarter of said Section 12; thence North 0 degrees 00 minutes 00 seconds East 1,663.98 feet; thence South 89 degrees 42 minutes 08 seconds West 872.64 feet to the point of beginning; thence South 89 degrees 42 minutes 08 seconds West 451.50 feet; thence North 0 degrees 04 minutes 06 seconds West 270.00 feet; thence North 89 degrees 47 minutes 47 seconds East 305.61 feet; thence along a 1970.00 foot radius curve to the left an arc length of 306.25 feet, with a chord of South 28 degrees 32 minutes 51 seconds East 305.94 feet to the point of beginning. Note: The East line of the Northwest Quarter of Section 12, Township 74 North, Range 44 West is assumed to bear North 0 degrees 00 minutes 00 seconds East.

3.093 Florence, KY
7777 Burlington Pike
Florence, KY 41042
(TCA Site No. 93)

Legal Description

PARCEL 1:  LOCATED GENERALLY IN PRECINCT #4 OF THE CITY OF FLORENCE, BOONE COUNTY, KENTUCKY, ON THE SOUTHEAST CORNER OF THE INTERSECTION OF RELOCATED TANNER’S LANE (SERVICE ROAD #1 AND KENTUCKY HIGHWAY 318 AND DESCRIBED PARTICULARLY BY METES AND BOUNDS THUS: BEGINNING AT THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE (76 FEET FROM CENTERLINE) OF KENTUCKY STATE HIGHWAY #18 WITH THE EAST RIGHT OF WAY LINE (25 FEET FROM CENTERLINE) OF THE RELOCATED PORTION OF TANNER’S LANE; THENCE ALONG SAID LINE OF SAID STATE HIGHWAY SOUTH 81 DEGREES 47’ 30” EAST, 118.49 FEET; SOUTH 88 DEGREES 10’ 20” EAST, 238.72 FEET TO A POINT THEREIN; THENCE LEAVING SAID HIGHWAY AND RUNNING WITH LINES OF THE ORIGINAL SCHREIVER 16.75 ACRE TRACT, SOUTH 2 DEGREES 53’ 30” EAST, 306.13 FEET; SOUTH 88 DEGREES 54’ 00” EAST, 323.00 FEET; SOUTH 83 DEGREES 29’ 00” EAST, 115.23 FEET; SOUTH 43 DEGREES 7’ 30” WEST 672.00 FEET; SOUTH 46 DEGREES 31’ 50” WEST, 565.72 FEET TO A POINT IN THE EAST RIGHT OF WAY LINE OF TANNER’S LANE; THENCE ALONG AND WITH SAID RIGHT OF WAY LINE (25 FEET FROM CENTERLINE) WITH TANGENTS OF CURVES THEREIN, NORTH 44 DEGREES 24’ 50” WEST, 167.38 FEET; NORTH 37 DEGREES 16’ 00” WEST, 234.22 FEET; NORTH 7 DEGREES 6’ 15” WEST, 143.12 FEET; NORTH 17 DEGREES 49’ 00” EAST, 538.44 FEET TO A POINT IN THE SAID EAST RIGHT OF WAY LINE OF TANNER’S LANE; NORTH 32 DEGREES 00’ 00” EAST, 326.46 FEET TO THE PLACE OF BEGINNING.

LESS AND EXCEPTING THAT PORTION OF THE PREMISES CONVEYED TO THE CITY OF FLORENCE IN HIGHWAY DEED BOOK 7 PAGE 638 AND TO QUEEN CITY SELF STORAGE IN DEED BOOK 301 PAGE 40.

PARCEL II: LOCATED GENERALLY IN THE CITY OF FLORENCE, BOONE COUNTY, KENTUCKY, SOUTH OF KENTUCKY HIGHWAY NO. 18 AND APPROXIMATELY 1,000 FEET EAST OF THE CENTERLINE OF INTERSTATE HIGHWAY NO. 75 AND DESCRIBED PARTICULARLY THUS; BEGINNING AT AN IRON PIN THE NORTHEAST CORNER OF THE ORIGINAL RAY HANSER LOT (DEED BOOK 153, PAGE 222 BOONE COUNTY CLERK’S RECORDS) WHICH IS SOUTH 81 DEGREES 7’ 30” EAST 118.49 FEET, SOUTH 86 DEGREES 10’ 20” EAST 238.72 FEET, NORTH 2 DEGREES 53’ 30” WEST 25 FEET, SOUTH 86 DEGREES 54’ 40” EAST 39.37 FEET, SOUTH 2 DEGREES 54’ 55” EAST 162.70 FEET FROM THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF KENTUCKY HIGHWAY NO. 18 REVISED WITH THE EAST RIGHT OF WAY LINE OF SERVICES ROAD NO. 10 AND I-75; THENCE WITH THE SOUTH LINE OF THE PROPERTY OF IPHIGENE NORTH 89 DEGREES 41’ 00” EAST 202.20 FEET TO AN IRON PIN ON THE NORTHEAST CORNER OF SAID RAY HANSER LOT; THENCE WITH THE WEST LINE OF THE PROPERTY OF TINNIE LAND, SOUTH 0 DEGREES 57’ 00” EAST 84.66 FEET TO AN IRON PIN THE NORTHEAST CORNER OF THE FLOYD WILCOXEN LOT; THENCE WITH THE NORTH LINE OF SAID LOT SOUTH 88 DEGREES 34’ 20” WEST 199.36 FEET TO AN IRON PIN THE NORTHWEST CORNER OF SAID WILCOXEN LOT IN THE EAST LINE OF A STRIP OF LAND JOINTLY OWNED BY RAY HANSER AND FLOYD WILCOXEN WHICH IS DESIGNATED FOR ACCESS; THENCE THEREWITH NORTH 2 DEGREES 46’ 55” WEST 88.60 FEET TO THE PLACE OF BEGINNING, CONTAINING 0.398 ACRES, MORE OR LESS.

ALSO: LOCATED GENERALLY IN THE CITY OF FLORENCE, BOONE COUNTY, KENTUCKY SOUTH OF KENTUCKY HIGHWAY NO. 18 AND APPROXIMATELY 1,000 FEET EAST OF THE CENTERLINE OF INTERSTATE HIGHWAY NO. 75 AND DESCRIBED PARTICULARLY THUS; BEGINNING AT AN IRON PIN THE NORTHWEST CORNER OF THE ORIGINAL FLOYD WILCOXEN LOT WHICH IS SOUTH 81 DEGREES 47’ 30” EAST, 118.49 FEET, SOUTH 86 DEGREES 10’ 20” EAST 238.72 FEET, NORTH 2 DEGREES 63’ 30” WEST 25 FEET, SOUTH 86 DEGREES 54’ 40” EAST 39.37 FEET, SOUTH 2 DEGREES 54’ 55” EAST 162.70 FEET, SOUTH 2 DEGREES 46’ 55” EAST 88.60 FEET FROM THE

INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF KENTUCKY HIGHWAY NO. 18 REVISED WITH THE EAST RIGHT OF WAY LINE OF SERVICE ROAD NO. 10 AND I-75; THENCE WITH THE COMMON LINE OF THE PROPERTIES OF SAID HANSER AND SAID WILCOXEN NORTH 88 DEGREES 34’ 20” EAST 199.36 FEET TO AN IRON PIN THE NORTHEAST CORNER OF THE ORIGINAL FLOYD WILCOXEN LOT; THENCE WITH THE WEST LINE OF THE TINNIE LAND PROPERTY SOUTH 0 DEGREES 57’ 00” EAST 87.31 FEET OR SUFFICIENT TO REACH THE NORTH LINE OF THE PROPERTY OF THE PURE OIL COMPANY; THENCE THEREWITH NORTH 88 DEGREES 54’ 00” WEST 196.96 FEET TO AN IRON PIN THE ORIGINAL SOUTHWEST CORNER OF THE FLOYD WILCOXEN LOT IN SAID LINE OF SAID PURE OIL COMPANY LAND; THENCE WITH THE EAST LINE OF A STRIP OF LAND DESIGNATED AND OWNED BY SAID WILCOXEN AND SAID HANSER FOR ACCESS PURPOSES NORTH 2 DEGREES 46’ 55” WEST 78.54 FEET TO THE PLACE OF BEGINNING, CONTAINING 0.377 ACRES MORE OR LESS.

ALSO: LOCATED GENERALLY IN THE CITY OF FLORENCE BOONE COUNTY, KENTUCKY ON THE SOUTH SIDE OF KENTUCKY HIGHWAY NO. 18 AND APPROXIMATELY 1,000 FEET EAST OF THE CENTERLINE OF INTERSTATE HIGHWAY NO. 75 AND DESCRIBED PARTICULARLY THUS; BEGINNING AT AN IRON PIN ON THE INTERSECTION OF THE NORTHWARD PROJECTION OF THE WEST LINE OF THE PROPERTY OF THE PURE OIL COMPANY WITH THE SOUTH RIGHT OF WAY LINE (50 FEET FROM CENTERLINE) OF KENTUCKY HIGHWAY NO. 18 REVISED AND RELOCATED WHICH IS SOUTH 81 DEGREES 47’ 30” EAST 118.49 FEET, SOUTH 86 DEGREES 10’ 20” EAST 238.72 FEET, NORTH 2 DEGREES 53’ 30” WEST 25 FEET FROM THE INTERSECTION OF THE SOUTH LINE OF KY. RT. 18 REVISED WITH THE EAST RIGHT OF WAY LINE OF SERVICE ROAD NO. 10 AND I-75; THENCE WITH SAID SOUTH LINE 86 DEGREES 54’ 40” EAST 39.37 FEET TO AN IRON PIN A CORNER WITH THE PROPERTY OF IPHIGENE BETTMAN; THENCE WITH THE WEST LINE OF SAID BETTMAN PROPERTY SOUTH 2 DEGREES 54’ 55” EAST 162.70 FEET TO AN IRON PIN THE NORTHEAST CORNER OF THE RAY HANSER ET AL PROPERTY; THENCE WITH THE WEST LINE TO THE PROPERTY OF SAID HANSER AND THE PROPERTY OF FLOYD WILCOXEN ET AL SOUTH 2 DEGREES 46’ 55’ EAST 167.24 FEET TO AN IRON PIN IN THE NORTH LINE OF PROPERTY OF THE PURE OIL COMPANY; THENCE THEREWITH NORTH 88 DEGREES 54’ 00” WEST 39.00 FEET TO AN IRON PIN A CORNER WITH SAID PURE OIL COMPANY PROPERTY NORTH 2 DEGREES 53’ 30” WEST 331.13 FEET TO THE PLACE OF BEGINNING. CONTAINING 0.297 ACRE, MORE OR LESS.

EXCEPTING SO MUCH OF THE FOLLOWING DESCRIBED PROPERTY OF RECORDIN DEED BOOK 756, PAGE 311, IN THE OFFICE AFORESAID, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING NEAR THE WESTERLY SIDE OF EWING BLVD., IN FLORENCE, BOONE COUNTY, KENTUCKY, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, SAID POINT BEING THE MOST SOUTHWESTERLY CORNER OF A 1.06 ACRE PARCEL PREVIOUSLY CONVEYED BY U.L.H.&P. TP THE CITY OF FLORENCE (DEED BOOK 487, PAGE 95), AND RUNNING THENCE: S 84-24-01 E, A DISTANCE OF 115.80 FEET, TO A POINT, THENCE S 41-50-00 W, A DISTANCE OF 159.26 FEET, TO A POINT, THENCE N 3-58-22 W, A DISTANCE OF 130.27 FEET, TO THE PLAVE OF BEGINNING AND CONTAINING 7437.90 SQUARE FEET, MORE OR LESS, THE ABOVE DESCRIBED PARCEL BEING SUBJECT TO ANY AND ALL EASEMENTS AND/OR RIGHT OF WAY OF RECORD.

Being the same property conveyed to National Auto/Truckstops, Inc., a Delaware Corporation by deed dated 04/12/1993 of record in Deed Book 508, Page 13, In the Office of the Clerk of, Kentucky.

3.028 Walton, KY
145 Richwood Road
Walton, KY 41094
(TCA Site No. 28)

Legal Description

Lying and being in the State of Kentucky and the County of Boone, located on the east side of I-75 and the south side of Kentucky 338 at their intersection and more particularly described as follows: Beginning at the point, said point being a State of Kentucky right of way marker for Kentucky 338, and being 70.00 feet south of and radial from the centerline of said Kentucky 338; thence along the south right of way line of said Kentucky 338 on a curved line deflecting to the left 231.2 feet, having a radius of 1707.02 feet, chord of said curve bears North 64° 34’ 47” East a distance of 231.03 feet to a point, said point being a set iron pin; thence leaving said southerly right of way line of Kentucky 338, South 36° 19’ 00” East 140.13 feet to a point, said point being a set iron pin; thence South 53° 04’ 00” West 136.00 feet to a point, said point being a set iron pin; thence South 14° 36’ 59” West 232.34 feet to a point, said point being an existing concrete monument; thence South 24° 52’ 27” West, 113.22 feet to a point, said point being a set iron pin thence South 23° 21’ 00” West, 467.33 feet to a point, said point being a set iron pin; thence North 71° 42’ 00” West, 100.83 feet to a point, said point being an existing post; thence North 83° 24’ 03” West, 298.98 feet to a point, said point being an existing concrete monument, and also being in the limited access line of Interstate 75 and also being 94.00 feet east and radial off of ramp “D” of Interstate 75; thence along said limited access line of the following courses and distance, along a curve deflecting to the right 177.94 feet, having a radius of 1816.00 feet, chord of said curve bears North 11° 36’ 31” East a distance of 177.87 feet to a point, said point being 94 feet east of and radial from ramp “D” baseline station 6-70.3 and also being a set iron pin North 15° 53’ 42” East, 541.70 feet to a point, said point being an existing State of Kentucky right of way marker, and being 94.00 feet east of and radial from baseline station 12+12 Ramp “D” and also being 70.00 feet south of and radial from centerline of survey station 17+93 Kentucky 338, North 78° 49’ 12” East 47.77 feet to a point; said point being a set iron pin and also being 70.00 feet south of and radial from centerline of survey station 18+40.77 Kentucky 338, on a curved line deflecting to the. left 282.59 feet radius of said curve being 1707.02 feet, chord of said curve bears North 73° 12’ 12” east a distance of 282.27 feet to a point, said point being an existing State of Kentucky right-of-way marker and also being 70.00 feet south of and radial to Kentucky 338, and also being the approximate location of the end of said limited access line to Interstate 75, and also being the point of beginning containing 9.0166 acres of land, more or less.

Being the same property conveyed to TA Operating Corporation, a Delaware corporation, by Deed dated December 9, 1993, and recorded in Deed Book 529, Page 56, in the Office of the Boone County Clerk.

3.161 Lafayette, LA
1701 N. University Avenue
Lafayette, LA 70501
(TCA Site No. 161)

Legal Description

Item I, Fee Simple

A ten (10) acre tract of land situated at the Northwest Quadrant of the intersection of I-10 and La. Highway 182 and located in Section 23, Township 9 South, Range 4 East, Lafayette Parish, Louisiana.

Begin at the point designated as “end control access”, station 54 + 17.50 of Interstate Highway I-10 (Louisiana State Project 450-05-02). Thence South 24 degrees 37 minutes 54 seconds East for a distance of 17.5 feet to a concrete marker. Thence South 11 degrees 33 minutes 46 seconds West for a distance of 38.82 feet to an iron rod. Thence South 57 degrees 30 minutes 58 seconds West along the Northerly right-of-way line of the required drainage servitude for a distance of 787.20 feet to an iron rod. Thence North 08 degrees 15 minutes 40 seconds West for a distance of 847.10 feet to an iron rod. Thence South 89 degrees 23 minutes 20 seconds East for a distance of 625.00 feet to an iron rod. Thence South 15 degrees 10 minutes 10 seconds East along the westerly right-of-way line of La. Highway 182 for a distance of 7.5 feet to an iron rod. Thence South 24 degrees 37 minutes 54 seconds East along the Westerly right-of-way line of La. Highway 182 for a distance of 382.5 feet to the Point of Beginning.

Being shown on Plat of Survey prepared by Roland W. Laurent, Registered Surveyor, dated March 14, 1972, revised on March 22, 1972 and September 15, 1972, a copy of which is annexed to the Act of Sale registered under Document No. 598327, in Book G-67, Page 521.

Together with those incorporeal rights in favor of the land and established as follows:

Restrictive Covenants granted by Paul J. Dominique, a partnership in commendam, dated and filed December 22, 1972 as Instrument No. 598328, registered at COB F-66, Page 553 (the “Incorporeal Rights”).

Acquired by Cash Sale recorded under Entry No. 93-013465.

Item II, Leasehold Interest

That certain parcel of ground, without improvements, situated in Section 23, Township 9 South, Range 4 East, Lafayette Parish, Louisiana, containing and measuring four acres, more or less, and being bounded, now or formerly, North and West by the property of Roland A. Dominigue, East by National Auto/Truckstops, Inc and South by property of the widoe and heirs of Alcide Dominigue or assigns and/or a drainage easement in favor of the State of Louisiana, Department of Highways.

Being a portion of the same property acquired by Roland A. Dominigue, husband of Seiglinde E. Liebrich, as his separate and paraphemal property, by virtue of Entry No. 80-13704, records of Lafayette Parish, Louisiana.

3.180 Slidell, LA
1682 Gause Blvd.
P.O. Box 807
Slidell, LA 70458
(TCA Site No. 180)

Legal Description

Parcel I

A certain portion or tract of ground in St. Tammany Parish, Louisiana, in Section 1 of Township 9 South, Range 14 East, more particularly described as follows:

From the section corner common to Sections 1, 2, 11 and 12 of Township 9 South, Range 14 East, go North 89 degrees 13 minutes 10 seconds East for a distance of 403.66 feet; thence North 0 degrees 42 minutes 59 seconds West for a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds East for a distance of 327.91 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 183.97 feet; thence North 2 degrees 21 minutes 41 seconds West for a distance of 135.00 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 318.02 feet; thence North 55 degrees 54 minutes 13 seconds West for a distance of 78.90 feet; thence North 24 degrees 10 minutes 07 seconds East for a distance of 272.00 feet to the point of beginning.

From the point of beginning go North 24 degrees 10 minutes 07 seconds East for a distance of 415.10 feet; thence South 65 degrees 45 minutes 53 seconds East for a distance of 45.00 feet; thence North 24 degrees 10 minutes 07 seconds East for a distance of 242.30 feet; thence North 17 degrees 10 minutes 07 seconds East for a distance of 428.90 feet; thence South 87 degrees 38 minutes 19 seconds West for a distance of 1,173.30 feet; thence South 2 degrees 21 minutes 41 seconds East for a distance of 800.00 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 508.00 feet; thence South 02 degrees 21 minutes 41 seconds East for a distance of 171.50 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 155.61 feet back to the point of beginning. Containing 19.379 acres.

Parcel II

A 3.968 acre tract of land in Section 1, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana, more particularly described as follows:

From the intersection of Sections 1, 2, 11 and 12, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana, go North 89 degrees 13 minutes 10 seconds East for a distance of 403.66 feet along the north right of way line of Gause Road (Louisiana 1092) to the point of right of way line widening; thence North 00 degrees 42 minutes 59 seconds West a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds East a distance of 327.91 feet along said right of way line widening; thence North 87 degrees 38 minutes 19 seconds East a distance of 143.97 feet to the point of beginning; thence North 02 degrees 21 minutes 41 seconds West a distance of 200 feet; thence South 87 degrees 38 minutes 19 seconds West a distance of 150 feet; thence North 02 degrees 21 minutes 41 seconds West a distance of 220 feet; thence North 87 degrees 38 minutes 19 seconds East a distance of 696.61 feet to the west right of way line of Interstate 10; thence South 24 degrees 10 minutes 07 seconds West a distance of 272 feet; thence South 55 degrees 54 minutes 13 seconds West a distance of 78.9 feet to a concrete highway marker; thence South 87 degrees 38 minutes 19 seconds West a distance of 317.10 feet to a concrete highway marker; thence South 02 degrees 21 minutes 41 seconds East a distance of 135.4 feet to a concrete highway marker; thence South 87 degrees 38 minutes 19 seconds West a distance of 40 feet to the point-of beginning.

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Parcel III

A 2.00 acre tract of land in Section 1, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana, described as follows:

From the intersection of Sections 1, 2, 11 and 12, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana go North 89 degrees 13 minutes 10 seconds East a distance of 403.66 feet along the north right of way line of Gauss Road (Louisiana 1092) to point of right of way line widening thence North 00 degrees 42 minutes 59 seconds West a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds East a distance of 327.91 feet along said right of way line widening, thence North 87 degrees 38 minutes 19 seconds East, a distance of 143.97 feet; thence North 02 degrees 21 minutes 41 seconds West, a distance of 200 feet; thence South 87 degrees 38 minutes 19 seconds West a distance of 150 feet; thence North 02 degrees 21 minutes 41 seconds West a distance of 220 feet to a point of beginning; thence North 02 degrees 21 minutes 41 seconds West a distance of 171.5 feet; thence North 87 degrees 38 minutes 19 seconds East a distance of 508 feet; thence South 02 degrees 21 minutes 41 seconds East a distance of 171.5 feet; thence South 87 degrees 38 minutes 19 seconds West a distance of 508 feet to the point of beginning.

LESS AND EXCEPT the following parcel of ground sold by Union Oil Company of California to Willis A. Baker by act recorded August 2, 1973 and registered in COB 710, Folio 405 and more particularly described as follows:

All that certain lot or parcel of land situated in Section 1, Township 9 South, Range 14 East, Parish of St. Tammany, State of Louisiana, more fully described as follows:

Commencing at the section corner common to Sections 1, 2, 11 and 12 of said Township and Range, go North 89 degrees 13 minutes 10 seconds East for a distance of 403.66 feet; thence go North 00 degrees 42 minutes 59 seconds West for a distance of 51.82 feet; thence go North 89 degrees 17 minutes 01 seconds East for a distance of 327.91 feet; thence go North 87 degrees 38 minutes 19 seconds East for a distance of 143.97 feet to the point of beginning. Thence from said point of beginning go North 02 degrees 21 minutes 41 seconds West for a distance of 200.0 feet; thence go North 87 degrees 38 minutes 19 seconds East for a distance of 6.2 feet; thence go South 02 degrees 21 minutes 41 seconds East for a distance of 200.0 feet; thence go South 87 degrees 38 minutes 19 seconds West for a distance of 6.2 feet, back to the point of beginning.

FURTHER LESS AND EXCEPT the following parcel of ground sold by Special Warranty Deed by Union Oil Company of California to Fred H. Goodsen by act dated December 21, 1977, and recorded in COB 872, Folio 334, more fully described as follows:

All that certain parcel of land situated in Section 1, Township 9 South, Range 14 East, Parish of St. Tammany, State of Louisiana, more fully described as follows:

From the section corner common to sections 1, 2, 11 and 12, Township 9 South, Range 14 East, go North 89 degrees 13 minutes 10 seconds West for a distance of 403.66 feet; thence go North 00 degrees 42 minutes 59 seconds West for a distance of 51.82 feet; thence North 89 degrees 17 minutes 01 seconds

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East for a distance of 327.91 feet; thence North 87 degrees 38 minutes 19 seconds East for a distance of 150.17 feet to Point “A”.

Thence from Point “A” go North 02 degrees 21 minutes 41 seconds West for a distance of 200.0 feet to a point; thence South 87 degrees 38 minutes 19 seconds West for a distance of 156.2 feet to a point; thence North 02 degrees 21 minutes 41 seconds West for a distance of 776.72 feet to a point; thence North 87 degrees 38 minutes 19 seconds West for a distance of 199.35 feet to a point; thence South 02 degrees 21 minutes 41 seconds East for a distance of 841.32 feet to a point; thence South 87 degrees 38 minutes 19 seconds West for a distance of 9.35 feet to a point; thence South 02 degrees 21 minutes 41 seconds East for a distance of 135.4 feet to a point; thence South 87 degrees 38 minutes 19 seconds West for a distance of 33.8 feet along the northerly right of way line of Gauge Road, back to Point “A”. Containing in all 3.72367 acres of land, more or less.

Together with those certain incorporeal rights in favor of the land and established as follows:

(a) servitudes reserved by Union Oil Company of California to use a sewerage lift station, sewer and water lines, gas mains, etc. as contained in Special Warranty Deed by Union Oil Company of California to Fred H. Goodsen, dated December 21, 1977 and filed in COB 872, Folio 334; and

(b) Declaration of Protective Covenants established by act dated December 21, 1977 between Union Oil Company of California and Fred H. Goodsen, registered in COB 872, Folio 337, (the “Incorporeal Rights”).

Acquired by Cash Sale recorded under Registry No. 855117.

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3.046 Tallulah, LA
224 Highway 65 South
P.O. Box 1111
Tallulah, LA 71284
(TCA Site No. 46)

Legal Description

A certain piece of portion of ground, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the Parish of Madison, State of Louisiana, Section 29, Township 16 North, Range 12 East, more particularly described as follows:

From the concrete post on the westerly boundary of the present right of way of U.S. Highway 65 at Station 800 run South 0 degrees 42 minutes East along said boundary a distance of 431.34 feet; thence South 89 degrees 19 minutes West 41.02 feet to an iron pin set in the proposed new right of way line of U.S. Highway 65, the Point of Beginning proper; thence continue South 89 degrees 19 minutes West 800 feet to an iron pin; thence North 0 degrees 41 1/4 minutes West 735.00 feet to an iron pin; thence North 89 degrees 19 minutes East 300.00 feet to an iron pin; thence North 0 degrees 41 1/4 minutes West 1,261.50 (title) 1260.50 (actual) feet to an iron pin; thence North 30 degrees 36 minutes West 164.2 feet to an iron pin; thence South 33 degrees 08 1/2 minutes West 10.0 feet to an iron pin; thence North 56 degrees 51 1/2 minutes West 25.00 feet to an iron pin; thence North 33 degrees 8 1/2 minutes East 25.0 feet to an iron pin set in the southwesterly boundary of proposed right of way of Interstate Highway 20; thence along said boundary South 56 degrees 51 1/2 minutes East 25.0 feet to the iron pin; thence continuing along said boundary by a curve to the right 418.6 feet to an iron pin, said curve having a radius 666.2 feet, the chord of which is 411.8 feet along with a bearing South 20 degrees 54 1/3 minutes East; thence continuing along said boundary South 2 degrees 54 minutes (actual) 56 1/4 (title) minutes East 658.6 feet to an iron pin; thence continuing along said boundary by a curve to the left 554.6 feet to an iron pin, said curve having a radius of 362.00 feet, the chord of which is 501.9 feet long with a bearing of South 46 degrees 47 3/4 minutes East; thence continuing along said boundary South 63 degrees 15 1/4 minutes East 49.6 feet to an iron pin set in the proposed new right of way line of U.S. Highway 65; thence South 0 degrees 41 1/4 minutes East along said right of way 735.0 feet to the Point of Beginning proper and containing 16.45 acres, more or less, in Section 29, Township 16 North, Range 12 East, Madison Parish, Louisiana, together with all buildings and improvements thereon and all rights, ways and appurtenances thereto belonging or in any manner appertaining.

Together with a servitude measuring fifteen (15’) feet in width adjacent to and paralleling the Interstate 20 right of way and extending to Walnut Bayou said servitude being for sub-surface drainage, including the right to install and utilize a pipe or pipes for such purpose (the “Servitude”).

Acquired by Act of Sale recorded under Entry No. 85251, COB 130, Folio 128.

3.216 Baltimore, MD
5501 O’Donnell Street Cutoff
Baltimore, MD 21224
(TCA Site No. 216)

Legal Description

All of those lots or parcels of land located in Baltimore County, Maryland and more particularly described as follows:

5401 O’DONNELL STREET CUTOFF

BEING DESIGNATED AS LOT NO. 58-B IN WARD 26, SECTION 1, IN BLOCK NUMBERED 6820 IN THE OFFICE OF THE BUREAU OF SURVEYS FOR THE CITY OF BALTIMORE AND INTENDED TO INCLUDE A PORTION OF THE LAND ACQUIRED BY EXXON CORPORATION (ESSO STANDARD OIL COMPANY) BY DEED DATED NOVEMBER 4, 1948 AND RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY IN LIBER MLP NO. 7622, FOLIO 244, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING FOR THE SAME AT A POINT ON THE SOUTHEASTERN RIGHT-OF-WAY LINE OF THROUGH HIGHWAY FOR INTERSTATE ROUTE 95 (INTERSTATE AVENUE), AT THE BEGINNING POINT OF THE QUITCLAIM DEED DATED JANUARY 3, 1989 AND RECORDED AMONG THE LAND RECORDS OF BALTIMORE CITY IN LIBER S.E.B NO. 1972, FOLIO 443 BETWEEN EXXON CORPORATION AND THE MAYOR AND CITY COUNCIL OF BALTIMORE.

THENCE NORTHEASTERLY BY A LINE DEFLECTING TO THE RIGHT WITH A RADIUS OF 101.93 FEET ALONG SAID RIGHT-OF-WAY LINE OF THROUGH HIGHWAY OF INTERSTATE 95, AND BINDING REVERSELY ON THE 7TH LINE OF SAID QUITCLAIM DEED, FOR AN ARC LENGTH OF 161.24 FEET, WITH A CHORD BEARING NORTH 79 DEGREES 18 MINUTES 44 SECONDS EAST, 144.95 FEET TO THE END OF SAID CURVE AND TO THE SOUTHWEST SIDE OF O’DONNELL STREET CUT-OFF,

THENCE SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST ALONG THE SOUTHWEST SIDE OF O’DONNELL STREET CUT-OFF, OF VARIABLE WIDTH RIGHT-OF-WAY, BINDING REVERSELY ON THE 6TH LINE OF SAID QUITCLAIM DEED FOR A DISTANCE OF 90.00 FEET TO A POINT OF CURVE.

THENCE SOUTHEASTERLY BY A LINE DEFLECTING TO THE RIGHT, WITH A RADIUS OF 290.00 FEET, ALONG SAID SOUTHWEST RIGHT-OF-WAY OF O’DONNELL STREET AND BINDING REVERSELY ON THE 5TH LINE OF SAID QUITCLAIM DEED FOR AN ARC LENGTH OF 17.33 FEET, WITH A CHORD BEARING SOUTH 53 DEGREES 39 MINUTES 28 SECONDS EAST, 17.33 FEET TO THE END OF SAID CURVE.

THENCE SOUTH 51 DEGREES 58 MINUTES 43 SECONDS EAST, ALONG SAID SOUTHWEST SIDE OF O’DONNELL STREET CUT-OFF, BINDING REVERSELY ON THE 4TH LINE OF SAID QUITCLAIM DEED FOR A DISTANCE OF 31.63 FEET TO THE SOUTHEAST BOUNDARY OF LOT “l” AS SHOWN ON A

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SUBDIVISION PLAT ENTITLED, “SUBDIVISION PLAN OF EXXON CORPORATION PROPERTY AND BALTIMORE PORT TRUCK PLAZA LIMITED PARTNERSHIP PROPERTY”, RECORDED AMONG SAID LAND RECORDS IN PLAT FOLDER S.E.B. NO. 3092.

THENCE SOUTH 33 DEGREES 59 MINUTES 39 SECONDS WEST, BINDING ON THE SOUTHEAST BOUNDARY OF SAID LOT “1”, FOR A DISTANCE OF 276.00 FEET TO THE SOUTHWEST BOUNDARY OF SAID LOT “1”,

THENCE NORTH 56 DEGREES 00 MINUTES 21 SECONDS WEST, BINDING ON THE SOUTHWEST BOUNDARY OF SAID LOT “1”, FOR A DISTANCE OF 241.92 FEET TO THE AFORESAID SOUTHEASTERN RIGHT-OF-WAY LINE OF THROUGH HIGHWAY FOR INTERSTATE ROUTE 95,

THENCE NORTH 33 DEGREES 59 MINUTES 39 SECONDS EAST, ALONG THE SOUTHEAST SIDE OF SAID INTERSTATE ROUTE 95 FOR A DISTANCE OF 178.02 FEET TO THE PLACE OF BEGINNING, CONTAINING 65,339 SQUARE FEET OR 1.500 ACRES OF LAND, MORE OR LESS.

5501 O’DONNELL STREET CUT-OFF

BEGINNING AT A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF O’DONNELL STREET CUT-OFF (VARIABLE WIDTH PUBLIC RIGHT OF WAY), SAID POINT BEING LOCATED THE FOLLOWING THREE COURSES AND DISTANCES FROM THE NORTHERLY TERMINUS OF AN ARC HAVING A RADIUS OF 101.93 FEET CONNECTING THE SOUTHWESTERLY RIGHT OF WAY LINE WITH THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE VARIABLE WIDTH PUBLIC RIGHT OF WAY);

A. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 90.00 FEET TO A POINT OF CURVATURE, THENCE

B. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 290.00 FEET, TURNING A CENTRAL ANGLE OF 03 DEGREES 25 MINUTES 27 SECONDS FOR AN ARC LENGTH OF 17.33 FEET, THE CHORD OF SAID ARC BEARING SOUTH 53 DEGREES 39 MINUTES 27 SECONDS EAST FOR A CHORD DISTANCE OF 17.33 FEET TO A POINT OF TANGENCY, THENCE

C. SOUTH 51 DEGREES 56 MINUTES 43 SECONDS EAST TO THE TRUE POINT AND PLACE OF BEGINNING, AND FROM SAID BEGINNING POINT RUNNING THENCE,

1. THE FOLLOWING COURSES AND DISTANCES ALONG THE SOUTHWESTERLY RIGHT OF WAY LINE OF O’DONNELL STREET CUT-OFF, SOUTH 51 DEGREES 56 MINUTES 43 SECONDS EAST A DISTANCE OF 100.44 FEET TO A POINT, THENCE

2. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 310.00 FEET AND TURNING A CENTRAL ANGLE OF 03 DEGREES 25 MINUTES 29 SECONDS FOR AN ARC LENGTH OF 74.75 FEET, THE CHORD OF SAID ARC BEARING SOUTH 53 DEGREES 39 MINUTES 28 SECONDS EAST FOR A CHORD DISTANCE OF 18.53 FEET TO A POINT OF TANGENCY, THENCE

3. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 0.45 FEET TO A POINT, THENCE

4. SOUTH 34 DEGREES 39 MINUTES 28 SECONDS WEST A DISTANCE OF 13.19 FEET TO A POINT, THENCE

5. SOUTH 54 DEGREES 56 MINUTES 13 SECONDS EAST A DISTANCE OF 9.59 FEET TO A POINT, THENCE

6. NORTH 35 DEGREES 50 MINUTES 56 SECONDS EAST A DISTANCE OF 13.26 FEET TO A POINT, THENCE

7. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 317.25 FEET TO A POINT, THENCE

8. ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 30.00 FEET AND TURNING A CENTRAL ANGLE OF 55 DEGREES 47 MINUTES 42 SECONDS FOR AN ARC LENGTH OF 29.21 FEET, THE CHORD OF SAID ARC BEARING NORTH 87 DEGREES 04 MINUTES 30 SECONDS EAST FOR A CHORD LENGTH OF 28.07 FEET TO A POINT OF TANGENCY, THENCE

9. SOUTH 55 DEGREES 22 MINUTES 10 SECONDS EAST A DISTANCE OF 336.86 FEET TO A POINT OF CURVATURE, THENCE

10. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 670.00 FEET AND TURNING A

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CENTRAL ANGLE OF 06 DEGREES 23 MINUTES 32 SECONDS FOR AN ARC LENGTH OF 74.75 FEET, THE CHORD OF SAID ARC BEARING SOUTH 58 DEGREES 33 MINUTES 56 SECONDS EAST FOR A CHORD DISTANCE OF 74.71 FEET TO A POINT OF TANGENCY, THENCE

11. LEAVING THE SOUTHWESTERLY RIGHT OF WAY LINE OF O’DONNELL STREET CUT-OFF AND RUNNING THE FOLLOWING COURSES AND DISTANCES ALONG THE BLOCK LIMIT LINE BETWEEN BLOCK 6820 AND BLOCK 6850, SOUTH 02 DEGREES 52 MINUTES 54 SECONDS EAST A DISTANCE OF 51.42 FEET TO A POINT, THENCE

12. SOUTH 87 DEGREES 07 MINUTES 06 SECONDS WEST A DISTANCE OF 475.50 FEET TO A POINT, THENCE

13. SOUTH 02 DEGREES 51 MINUTES 54 SECONDS EAST A DISTANCE OF 528.06 FEET TO A POINT, THENCE

14. SOUTH 87 DEGREES 07 MINUTES 06 SECONDS WEST A DISTANCE OF 902.35 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE, THENCE

15. RUNNING THE FOLLOWING COURSES AND DISTANCES ALONG THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE, NORTH 22 DEGREES 42 MINUTES 45 SECONDS EAST A DISTANCE OF 182.45 FEET TO A POINT OF CURVATURE, THENCE

16. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 1951.86 FEET AND TURNING A CENTRAL ANGLE OF 01 DEGREES 12 MINUTES 00 SECONDS FOR AN ARC LENGTH OF 40.88 FEET, THE CHORD OF SAID ARC BEARING NORTH 22 DEGREES 06 MINUTES 46 SECONDS EAST FOR A CHORD DISTANCE OF 40.88 FEET TO A POINT, THENCE

17. NORTH 21 DEGREES 41 MINUTES 33 SECONDS EAST A DISTANCE OF 102.31 FEET TO A POINT, THENCE

18. NORTH 18 DEGREES 07 MINUTES 5O SECONDS EAST A DISTANCE OF 102.36 FEET TO A POINT, THENCE

19. ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 423.97 FEET AND TURNING A CENTRAL ANGLE OF 34 DEGREES 30 MINUTES 28 SECONDS FOR AN ARC LENGTH OF 255.35 FEET, THE CHORD OF SAID ARC BEARING NORTH 01 DEGREES 43 MINUTES 58 SECONDS WEST FOR A CHORD DISTANCE OF 251.50 FEET TO A POINT, THENCE

20. NORTH 18 DEGREES 59 MINUTES 14 SECONDS WEST A DISTANCE OF 71.00 FEET TO A POINT OF CURVATURE, THENCE

21. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 176.11 FEET AND TURNING A CENTRAL ANGLE OF 52 DEGREES 58 MINUTES 54 SECONDS FOR AN ARC LENGTH OF 162.85 FEET, THE CHORD OF SAID ARC BEARING NORTH 07 DEGREES 30 MINUTES 13 SECONDS EAST FOR A CHORD DISTANCE OF 157.11 FEET TO A POINT, THENCE

22. NORTH 33 DEGREES 59 MINUTES 39 SECONDS EAST A DISTANCE OF 204.63 FEET TO A POINT, THENCE

23. LEAVING THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE AVENUE AND RUNNING THE FOLLOWING COURSES AND DISTANCES ALONG THE DIVIDING LINE BETWEEN LOT 57 BLOCK 6820 AND LOT 58B BLOCK 6820, SOUTH 56 DEGREES 00 MINUTES 21 SECONDS EAST A DISTANCE OF 241.92 FEET TO A POINT, THENCE

24. NORTH 33 DEGREES 59 MINUTES 39 SECONDS EAST A DISTANCE OF 276.00 FEET TO THE POINT AND PLACE OF BEGINNING, CONTAINING 848,021 SQUARE FEET OR 19.468 ACRES, MORE OR LESS.

SUBJECT TO A RIGHT OF WAY FOR MUNICIPAL UTILITIES AND SERVICES AS SHOWN ON SURVEYS AND RECORDS DIVISION, BUREAU OF CONSTRUCTION MANAGEMENT PLAT NO. 346-A-8E.

ALSO SUBJECT TO A LANDSCAPE BUFFER EASEMENT AS SHOWN ON SURVEYS AND RECORDS DIVISION, BUREAU OF CONSTRUCTION MANAGEMENT PLAT NO. 356-A-8E.

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3.019 Elkton, MD
1400 Elkton Road
Elkon, MD 21921
(TCA Site No. 19)

Legal Description

All of those lots or parcels of land located in Cecil County, Maryland and more particularly described as follows:

BEGINNING FOR THE SAME AT A CONCRETE MONUMENT ON THE SOUTHEASTERLY SIDE OF MARYLAND ROUTE 279 (187 FEET WIDE), SAID POINT BEING A CORNER FOR LANDS NOW OR LATE OF EDISON L. MERRILL AND LANDS HEREIN DESCRIBED; THENCE THE FOLLOWING TWO (2) COURSES AND DISTANCES ALONG THE AFORESAID LAND OF MERRILL: (1) SOUTH 7 DEGREES 02 MINUTES 20 SECONDS EAST, 1,420.44 FEET TO AN IRON PIPE; (2) NORTH 83 DEGREES 30 MINUTES 30 SECONDS EAST, 305.38 FEET TO AN IRON PIPE ON THE NORTHWESTERLY SIDE OF PHILADELPHIA BALTIMORE AND WASHINGTON RAILROAD COMPANY, SAID POINT BEING 125 FEET NORTHWESTERLY OF THE CENTER LINE OF SAID RAILROAD MEASURED RADIALLY THERETO; THENCE BY THE AFORESAID SIDE OF THE RAILROAD, THE FOLLOWING FOUR (4) COURSES AND DISTANCES: (1) BY AN ARC OF A CIRCLE CURVING TO THE RIGHT 351.92 FEET (RADIUS 20,052.42 FEET) TO A CONCRETE MONUMENT; (2) SOUTH 41 DEGREES 16 MINUTES 10 SECONDS WEST, 296.52 FEET TO A CONCRETE MONUMENT, SAID POINT BEING 125 FEET NORTHWESTERLY OF THE CENTER LINE OF THE RAILROAD (3) SOUTH 84 DEGREES 03 MINUTES 50 SECONDS WEST, 70.71 FEET TO AN IRON PIPE; (4) SOUTH 41 DEGREES 23 MINUTES 49 SECONDS WEST 340.48 FEET TO A CONCRETE MONUMENT, SAID POINT BEING THE COMMON CORNER FOR THE AFORESAID RAILROAD, THE NORTHERLY RIGHT-OF-WAY LINE OF THE NORTHEASTERN EXPRESSWAY (AS SHOWN ON MARYLAND STATE ROADS COMMISSION PLAT NOS. 21865, 21866 AND 26434), AND LANDS HEREIN DESCRIBED; THENCE, ALONG THE AFORESAID RIGHT-OF-WAY LINE OF NORTHEASTERN EXPRESSWAY THE FOLLOWING THIRTEEN (13) COURSES AND DISTANCES: (1) NORTH 77 DEGREES 56 MINUTES 13 SECONDS WEST, 59.06 FEET TO A CONCRETE MONUMENT; (2) NORTH 72 DEGREES 13 MINUTES 43 SECONDS WEST, 137.42 FEET TO A CONCRETE MONUMENT; (3) NORTH 54 DEGREES 03 MINUTES 53 SECONDS WEST 89.94 FEET TO A CONCRETE MONUMENT; (4) NORTH 34 DEGREES 14 MINUTES 23 SECONDS WENT, 45.71 FEET TO A CONCRETE MONUMENT; (5) NORTH 37 DEGREES 26 MINUTES 33 SECONDS WEST, 132.24 FEET TO A CONCRETE MONUMENT; (6) NORTH 15 DEGREES 39 MINUTES 03 SECONDS WEST, 88.22 FEET TO A CONCRETE MONUMENT; (7) NORTH 18 DEGREES 17 MINUTES 03 SECONDS WEST, 41.65 FEET TO A CONCRETE MONUMENT; (8) NORTH 16 DEGREES 00 MINUTES 43 SECONDS WEST 151.65 FEET TO A CONCRETE MONUMENT; (9) NORTH 30 DEGREES 05 MINUTES 13 SECONDS WEST 103.06 FEET TO A CONCRETE MONUMENT; (10) NORTH 16 DEGREES 00 MINUTES 43 SECONDS WEST 70.94 FEET TO A CONCRETE MONUMENT; (11) BY AN ARC OF A CIRCLE CURVING TO THE RIGHT 386.38 FEET (RADIUS 540.00 FEET) TO A CONCRETE MONUMENT; (12) NORTH 22 DEGREES 12 MINUTES 22 SECONDS EAST, 102.22 FEET TO A CONCRETE MONUMENT; (13) NORTH 35 DEGREES 48 MINUTES 52 SECONDS EAST 65.62 FEET TO A CONCRETE MONUMENT, SAID POINT BEING ON THE SOUTHEASTERLY SIDE OF MARYLAND ROUTE 279 (AS SHOWN ON MARYLAND STATE ROADS COMMISSION PLAT NOS. 19898, 19899 AND 26433); THENCE, BY THE SAME THE FOLLOWING (3) COURSES AND DISTANCE: (1) NORTH 35 DEGREES 34 MINUTES 52 SECONDS EAST, 577.00 FEET TO A CONCRETE MONUMENT; (2) NORTH 34 DEGREES 50 MINUTES 12 SECONDS EAST, 461.04 FEET TO A CONCRETE MONUMENT; (3) NORTH 35 DEGREES 34 MINUTES 52 SECONDS EAST, 95.02 FEET TO A CONCRETE MONUMENT, THE FIRST-MENTIONED POINT OF PLACE OF BEGINNING. CONTAINING WITHIN SAID METES AND BOUNDS 30.071 ACRES, MORE OR LESS.

SUBJECT TO THREE (3) PERPETUAL OPEN DITCH EASEMENTS AS SHOWN ON MARYLAND STATE ROADS COMMISSION PLAT NO. 19899, 26433, AND 26434.

3.151 Baltimore South, MD
7401 Assateague Drive
Jessup, MD 20794
(TCA Site No. 151 - Baltimore South)

Legal Description

All of those lots or parcels of land located in Howard County, Maryland and more particularly described as follows:

PARCEL 1:

Being known and designated as Parcel B-1, Block C, on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market”, showing Parcels A-1 and B-1, Block C, a resubdivision of Parcels A and B, Block C as shown on Plat 3564, which is recorded among the Land Records of Howard County as Plat 13972.

PARCEL 2:

Being known and designated as Parcel C, Block C as shown on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market”, which Plat is recorded among the Land Records of Howard County as Plat 3564.

PARCELS 3 & 4:

Being known and designated as Parcels D-1 and E-1, Block C, as shown on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market”, a resubdivision of Parcels D and E as shown on Plat 3564, which is recorded among the Land Records of Howard County as Plat 4116.

PARCEL 5:

Being known and designated as Parcel H, Block C, as shown on the Plat entitled, “Greater Baltimore Consolidated Wholesale Food Market, Block “C”, Parcel “H”, which Plat is recorded among the Land Records of Howard County as Plat 3565.

Saving and excepting therefrom all that portion of the land therein, situate at the corner formed by the Intersection of the south side of Pocomoke Avenue and the east side of Assateague Drive, containing 0.668 acres of land, more or less, and designated as “Lease Parcel” on the ALTA/ACSM Land Title Survey DLD Associates L.P. Property by D.S. Thaler & Associates, Inc., dated June 15, 1993, and last revised November 3, 1999.

3.089 Ann Arbor, MI
200 Baker Road
Dexter, MI 48130
(TCA Site No. 89 — Ann Arbor)

LEGAL DESCRIPTION

Beginning at the Southwest corner of Section 17, Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan; thence North 00 degrees 16 minutes 55 seconds West 188.27 feet along the West line of said Section to a point on the Southerly line of the I-94 Expressway; thence North 87 degrees 53 minutes 40 seconds East 1335.97 feet along said Southerly line to a point on the East line of the West 1/2 of the Southwest 1/4 of said Section; thence South 00 degrees 06 minutes 20 seconds East 239.29 feet along said East line to the Northwest corner of Jackson Road Commercial-Industrial Subdivision, of part of the Northwest 1/4 of Section 20, Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan as recorded in Liber 16 of Plats, Pages 37 and 38, Washtenaw County, Records; thence South 00 degrees 11 minutes 00 seconds East 851.94 feet along the West line of said subdivision and the East line of the West 1/2 of the Northwest 1/4 of said Section; thence North 88 degrees 34 minutes 20 seconds West 1274.46 feet to a point on the Easterly right-of-way line of Baker Road; thence North 00 degrees 13 minutes 35 seconds West 637.48 feet along said right-of-way line; thence South 89 degrees 46 minutes 25 seconds West 60.00 feet to a point on the West line of said Section; thence North 00 degrees 13 minutes 35 seconds West 184.87 feet along said West line to the Point of Beginning. Being a part of the West 1/2 of the Southwest 1/4 of Section 17 and a part of the West 1/2 of the Northwest 1/4 of Section 20, Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan. EXCEPTING therefrom that part deed for highway purposes, described as: All that part lying Westerly and Northerly of a line described as: Commencing at the Northwest corner of Section 20; Town 2 South, Range 5 East, Scio Township, Washtenaw County, Michigan; thence South 01 degrees 25 minutes 20 seconds East along the West line of said Section 20 a distance of 402.75 feet to the point of beginning; thence North 88 degrees 34 minutes 40 seconds East, 72.18 feet; thence North 01 degrees 25 minutes 20 seconds West, 193.31 feet to the point of beginning of a limited access right of way line (restricting all ingress and egress); thence continuing North 01 degrees 25 minutes 20 seconds West, 138.06 feet; thence North 79 degrees 21 minutes 07 seconds East 1430.00 feet to a point of ending.

3.069 Monroe, MI
1255 N. Dixie Hwy
Monroe, MI 48162
(TCA Site No. 69)

LEGAL DESCRIPTION

A parcel of land being a part of Private claims 80, 87, 351, 449 and 470 and being more particularly described as follows: Commencing at the intersection of the centerline of Dixie Highway with the Westerly line of Private Claim 80; thence North 23 degrees 37 minutes 00 seconds East, a measured distance of 1719.65 feet to a found concrete monument; thence North 67 degrees 57 minutes 00 seconds West, a distance of 181.50 feet; thence North 28 degrees 21 minutes 02 seconds East, a measured distance of 1890.94 feet (previously recorded as 1891.52 feet); thence South 15 degrees 59 minutes 30 seconds East, on the Westerly right-of-way line of Interstate 75, a distance of 92.05 feet; thence Southeasterly on the Westerly right-of-way line of Interstate 75 same being a curve to the right, said curve having a radius of 3124.17 feet, an arc length of 1227.57 (previously being recorded as 1227.60 feet), a central angle of 22 degrees 30 minutes 47 seconds (previously being recorded as 22 degrees 30 minutes 16 seconds), a chord bearing of South 05 degrees 36 minutes 20 seconds East and a chord distance of 1219.68 feet (previously being recorded as 1219.52 feet); thence South 11 degrees 52 minutes 29 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 268.00 feet; thence South 15 degrees 07 minutes 04 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 164.05 feet; thence South 26 degrees 54 minutes 12 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 164.05 feet; thence South 37 degrees 31 minutes 47 seconds West, on the Westerly right-of-way line at Interstate 75, a distance of 169.53 feet (previously recorded as 169.66 feet); thence South 42 degrees 42 minutes 44 seconds West, a distance of 155.65 feet (previously recorded as 155.81 feet); thence South 48 degrees 52 minutes 00 seconds West, on the Westerly line of Interstate 75, a distance of 499.80 feet; thence South 42 degrees 06 minutes 32 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 151.70 feet (previously recorded as 152.24 feet); thence South 15 degrees 31 minutes 44 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 152.24 feet; thence South 08 degrees 52 minutes 00 seconds West, on the Westerly right-of-way line of Interstate 75, a distance of 252.86 feet; thence South 39 degrees 30 minutes 45 seconds West, a distance of 207.29 feet to a point on the Northerly right-of-way line of Dixie Highway; thence South 16 degrees 23 minutes 27 seconds East, on a line being perpendicular to the centerline Dixie Highway, a distance of 50.00 feet to a point on the centerline of Dixie Highway; thence South 75 degrees 36 minutes 33 seconds West on the centerline of Dixie Highway, a distance of 520.95 feet to the True Point of Beginning.

3.198 Saginaw, MI
6364 Dixie Highway
Saginaw, MI 48722
(TCA Site No. 198)

LEGAL DESCRIPTION

Situated in The Township of Bridgeport:

PARCEL 1

BEGINNING at a point on the South line of Section 15, Township 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, that is West 686.45 feet from the Southeast corner of the Southwest 1/4 of said Section 15; thence North 19 degrees 40 minutes 30 seconds East, 536.40 feet to a point on the South line of Highway U.S. 10; thence North 57 degrees 17 minutes 20 seconds West, 762.5 feet along the South line of said Highway U.S. 10; thence South 1 degree 31 minutes 13 seconds East, 440 feet; thence North 57 degrees 17 minutes 20 seconds West, 220 feet; thence South 1 degree 31 minutes 13 seconds East, 596.41 feet to a point on the South line of Section 15; thence East 618.60 feet along the said South line of Section 15 to the Point of Beginning.

EXCEPT

A parcel of land in the East 1/2 of the Southwest 1/4 of Section 15, Township 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, described as follows: To fix the point of beginning, commence at the West 1/4 corner of said Section; thence South 89 degrees 32 minutes 47 seconds East, on the East and West 1/4 line, 1,300.17 feet; thence South 01 degrees 13 minutes 17 seconds East on the West 1/8 line, 1,576.88 feet to the intersection of said West 1/8 line with the South right-of-way line of the Dixie Highway, said South line being parallel with and 60.00 feet, measured at right angles, Southwesterly from the centerline of said highway; thence South 57 degrees 00 minutes 36 seconds East on said right-of-way line, 220.00 feet to the point of beginning of this description; thence South 57 degrees 00 minutes 36 seconds East on said right-of-way line, 35.00 feet; thence South 32 degrees 59 minutes 24 seconds West, 33.69 feet; thence South 01 degree 13 minutes 17 seconds East, parallel with said West 1/8 line, 260.46 feet; thence South 88 degrees 46 minutes 43 seconds West, 10.00 feet; thence North 01 degree 13 minutes 17 seconds West, parallel with said 1/8 line, 308.00 feet to the Point of Beginning.

PARCEL 2

A parcel of land in the East 1/2 of the Southwest 1/4 of Section 15, Township 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, described as follows: To fix the point of beginning, commence at the West 1/4 corner of said Section; thence South 89 degrees 32 minutes 47 seconds East, on the East and West 1/4 line, 1300.17 feet; thence South 01 degree 13 minutes 17 seconds East, on the West 1/8 line, 1576.88 feet to the intersection of said West 1/8 line with the South right-of-way line of the Dixie Highway, said South line being parallel with and 60.00 feet, measured at right angles, Southwesterly from the centerline of said highway; thence continuing South 01 degree 13 minutes 17 seconds East, on said West 1/8 line, 440.00 feet to the point of beginning of this description; thence South 68 degrees 13 minutes 17 seconds East, on the approximate centerline of the McGrandy Drain, 120.00 feet; thence South 87 degrees 22 minutes 26 seconds East, continuing on said centerline 71.63 feet; thence South 01 degree 13 minutes 17 seconds East, 72.00 feet; thence North 57 degrees 00 minutes 36 seconds West, parallel with the Dixie Highway, 220.00 feet to the Point of Beginning.

1

PARCELS 1 AND 2 ARE ALSO DESCRIBED AS:

A parcel of land in the East 1/2 of the Southwest 1/4 of Section 15, Town 11 North, Range 5 East, Bridgeport Township, Saginaw County, Michigan, described as follows: Beginning at a point on the South line of Section 15, that is West 686.45 feet from the Southeast corner of the Southwest 1/4 of said Section 15; thence North 19 degrees 40 minutes 30 seconds East 536.40 feet to a point on the South line of Highway U.S. 10, also known as the Dixie Highway, thence North 57 degrees 17 minutes 20 seconds West 728.13 feet along the South line of said Highway; thence South 32 degrees 42 minutes 53 seconds West 34.44 feet to a point; thence South 01 degrees 29 minutes 48 seconds East 260.46 feet; thence South 88 degrees 30 minutes 12 seconds West 8.94 feet; thence South 01 degree 31 minutes 13 seconds East 59.81 feet to the approximate centerline of the McGrandy Drain, thence North 87 degrees 39 minutes 05 seconds West 71.63 feet; thence North 68 degrees 30 minutes 01 seconds West 120.00 feet; thence South 01 degree 31 minutes 13 seconds East 596.41 feet to a point on the South line of Section 15; thence East 618.60 feet along the said South line of Section 15 to the Point of Beginning.

2

3.116 Sawyer, MI
6100 Sawyer Road
P.O. Box 488
Sawyer, MI 49125
(TCA Site No. 116)

LEGAL DESCRIPTION

PARCEL 1:

Lots 56, 57, 58, 59 and part of Lot 55, and vacated alley, Tatro’s Addition to Sawyer, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50, described as follows, to-wit: - Commencing at the Northwest corner of said Lot 59; thence South 238.00 feet; thence East 152.00 feet, to the West side of Tatro Avenue; thence North 238.00 feet; thence West 152.00 feet to the place of beginning.

PARCEL 2:

That part of the East Half of the Northwest Quarter of Section 11, Township 7 South, Range 20 west, Chikaming Township, Berrien County, Michigan. described as follows, to-wit: - All that part of Tract A lying Easterly of a line 150.00 feet Easterly of (measured at right angles)and parallel to a line described as follows: - Commencing at a point on the North line of said Section 11, which is North 89 degrees 30minutes 07.5 seconds West 404.92 feet, from the North Quarter corner of said Section 11; thence Southerly, along the are of a 3819.83 foot radius curve to the left (chord bearing South 14 degrees 08 minutes 54.5 seconds West) 940.48 feet to the point of tangency; thence South 00 degrees 34 minutes 52.5 seconds West, 1200.00 feet to a point of ending.

TRACT A:

That part of the East Half of the East Half of the Northwest Quarter of said Section 11, described as follows, to-wit: - Commencing 330.05 feet West of the North Quarter post of said Section 11; thence West, along said Section line, 334.00 feet to the Northwest corner of said East Half of the East Half; thence South 0 degrees 05 minutes East, along the West line of said East Half of the East Half, 2049.30 feet to the North line of the Pere Marquette Railroad Company’s right-of-way; thence Northeasterly, along said right-of-way line, a chord distance of North 63 degrees 34 minutes East 372.73 feet to a point that is 334.00 feet East of said West line; thence North 0 degrees 05 minutes West, 1883.40 feet to the place of beginning;

EXCEPTING THEREFROM Commencing 330.50 feet West and 357.40 feet South 0 degrees 05’ East from the North Quarter post of said Section 11; thence South 0 degrees 05 minutes East 16.00 feet; thence West 190,00 feet; thence North 0 degrees 05 minutes West 16.00 feet; thence East 190.00 feet to the place of beginning.

PARCEL 3:

That part of the East Half of the Northwest Quarter of said Section 11, described as follows, to-wit: - Commencing at the North Quarter post of said Section 11; thence West, along the Section line, 250.22 feet; thence around a 3669.71 foot radius curve to the left, a chord distance of South 10 degrees 59 minutes West 417.53 feet; thence South 0 degrees 02 minutes East, along a line that is parallel to and 334.00 feet East of the West line of the East Half of the East Half of the Northwest Quarter of said Section 11, 1474.88 feet to the North line of the Chesapeake and Ohio Railroad right-of-way; thence Northeasterly, along the North line of said right-of-way, to the intersection of the North line of said right-of-way and the East line of the Northwest Quarter of said Section 11; thence North 0 degrees 05 minutes West, along the East line of said Northwest Quarter, to the place of beginning.

PARCEL 4:

Lots 7, 8, 9, 10 and 13 to 54 inclusive, and the South 10 feet of Lot 55, Tatro’s Addition to Sawyer, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50.

PARCEL 5:

That part of the Southwest Quarter of the Northwest Quarter of Section 12, Township 7 South, Range 20 West, Chikaming Township, Berrien County, Michigan, described as follows, to-wit: - Commencing 1443.70 feet South of the Northwest corner of said Section 12; thence North 89 degrees 33 minutes East 200.00 feet; thence South 54.00 feet; thence South 89 degrees 33 minutes West 200.00 feet, to the West line of said Section 12; thence North, along said West line, 54.00 feet to the place of beginning.

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Also described as follows: - Lots 29 to 59 inclusive, and vacated alley lying North of Lot 56, Tatro’s Addition to Sawyer, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50, and part of the East Half of the Northwest Quarter of said Section 11, all described as follows, to-wit: - Commencing at the North Quarter corner of said Section 11; thence West on the North line of said Section 11, 250.22 feet to the Easterly right of way line of Highway I-94; thence Southerly 905.43 feet, on a 3669.83 foot radius curve to the left whose chord bears South 7 degrees 09 minutes 05 seconds West 903.14 feet; thence South 0 degrees 05 minutes 00 seconds West, on said Easterly right of way line, 1006.97 feet to the Northerly right of way line of the CSX Railroad (formerly Chesapeake and Ohio Railroad); thence Northeasterly 435.69 feet on said Northerly right of way line on a 2889.42 foot radius curve to the left whose chord bears North 57 degrees 05 minutes 56 seconds East 435.28 feet; thence Northeasterly 195.96 feet, on said Northerly right of way line on a 2889.42 foot radius curve to the left whose chord bears North 50 degrees 50 minutes 10 seconds East 195.92 feet; thence North 0 degrees 02 minutes 26 seconds West (platted North) 1509.91 feet; thence West 152.00 feet; thence North 0 degrees 02 minutes 26 seconds West 33.00 feet to the place of beginning.

Also Lots 7, 8, 9, 10 and 13 to 28 inclusive, Tatro’s Addition to Sawyer, being a Subdivision in Section 11, Township 7 South, Range 20 West, Chikaming Township, Berrien County, Michigan, according to the Plat thereof, recorded May 26, 1909 in Book 4 of Plats, page 50. And Also that part of the Southwest Quarter of the Northwest Quarter of Section 12, Township 7 South, Range 20 West, Chikaming Township, Berrien County, Michigan, described as follows, to-wit: - Commencing at a point on the West line of said Section 12, 1443.70 feet South 0 degrees 12 minutes 18 seconds East (deeded South) of the Northwest corner of said Section 12; thence North 89 degrees 20 minutes 42 seconds East (deeded North 89 degrees 33 minutes East) 200.00 feet; thence South 0 degrees 12 minutes 18 seconds East (deeded South) 54.00 feet; thence South 89 degrees 20 minutes 42 seconds West (deeded South 89 degrees 33 minutes West) 200.00 feet to the West line of said Section 12; thence North 0 degrees 12 minutes 18 seconds West (deeded North), on said West line, 54.00 feet to the place of beginning.

2

3.190 Rogers, MN
13400 Rogers Drive
P.O. Box 238
Rogers, MN 55374
(TCA Site No. 190)

Legal Description

Lot 1, Block 1, Union Oil Service Plaza, Hennepin County, Minnesota;

Less and Except:

That part of Lot 1, Block 1, Union Oil Service Plaza, shown as Parcel 1B on Minnesota Department of Transportation Right of Way Plat Numbered 27-58 as the same is on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota.

3.047 Meridian, MS
2150 Russell Mt. Gilead Rd.
Meridian, MS 39301
(TCA Site No. 47)

All of the real property situated in the County of Lauderdale, State of Mississippi more particularly described as follows:

Parcel A:

Beginning at a point 375.53 feet South of the Northwest corner of the NE 1/4 of the NW 1/4 of Section 5, Township 6 North, Range 17 East, thence South 62 degrees 11 minutes East, 275.4 feet, thence South 27 degrees 49 minutes West 45.0 feet, thence South 62 degrees 11 minutes East 217.03 feet, thence South 42 degrees 30 minutes East 305.2 feet, thence South 55 degrees East 241.38 feet, thence South 15 degrees 51 minutes West, 89.83 feet, thence South 50 degrees 45 minutes West 175.5 feet, thence West 642.38 feet, thence North 810.47 feet to the POINT OF BEGINNING, containing 9.3 acres more or less and being a part of the NE 1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi, LESS AND EXCEPT a strip of ground 210 feet wide East and West off and across the entire West side of said property.

Parcel B:

Beginning at a point 414.52 feet East and 645.11 feet South of the Northwest corner of the NE1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, thence Southeasterly along the South line of public road 516.83 feet, thence South 16 degrees 51 minutes West 60.64 feet, thence North 55 degrees West 241.38 feet, thence North 42 degrees 30 minutes West 305.2 feet to the POINT OF BEGINNING, containing 0.7 acres more or less and being a part of the NE1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi.

Parcel C:

Beginning at the Northeast corner of the SE 1/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi, thence East 642.38 feet, thence South 56 degrees 45 minutes West along the North right of way line of Interstate Highway #20 and #59, a distance of 315.74 feet, thence South 70 degrees 04 minutes West 396.2 feet along POINT OF BEGINNING, containing 2.5 acres more or less and being a part of the SE@/4 of the NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi.

Parcel D:

Begin at the Southwest corner of NE1/4 of NW1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi; thence East 210 feet, thence North 699.20 feet to the South line of Sims Public Road, thence North 62 degrees 43 minutes West line of said NE1/4 of NW1/4, thence South along the West line of said NE1/4 of NW1/4 307.31 feet to the POINT OF BEGINNING; being a part of NE1/4 of NW1/4 of Section 5, Township 6 North , Range 17 East, Lauderdale County, Mississippi.

ALSO DESCRIBED AS FOLLOWS:

Commence at the Northwest corner of the Northeast 1/4 of the Northwest 1/4 of Section 5, Township 6 North, Range 17 East, Lauderdale County, Mississippi: thence South 375.53 feet to a point on the South right-of-way line of Russell-Mt. Gilead Road; thence South 62 degrees 11 minutes East 275.4 feet along said right-of-way line to a Point, thence South 27 degrees 49 minutes West 45.0 feet along said right-of-way line to a point, thence South 62 degrees 11 minutes East 217.03 feet along said right-of-way line to a point; thence Southeasterly 516.83 feet along said right-of-way line to its intersection with the North right-of-way line of the entrance ramp to interstate 20/59; thence South 16 degrees 51 minutes West 150.47 feet along the North right-of-way line of said entrance ramp to a point; thence South 58 degrees 45 minutes West 491.24 feet along said right-of-way line to a point; thence South 70 degrees 04 minutes West 396.2 feet along said right-of-way line to a point on the West line of the East 1/2 of the Northwest 1/4 of Section 5, Township 6 North, Range 17 East; thence North 1109.4 feet along the West line of the East 1/2 of the East 1/2 of the Northwest 1/4, Section 5 Township 6 North, Range 17 East, Lauderdale County, Mississippi and containing 12.49 acres more or less.

3.018 Concordia, MO
102 NW 4th Street
P.O. Box 787
Concordia, MO 64020
(TCA Site No. 18)

A TRACT OF LAND LOCATED IN THE SOUTHWEST QUARTER OF SECTION THIRTY THREE (33), TOWNSHIP FORTY NINE (49) NORTH OF THE BASE LINE, RANGE TWENTY FOUR (24) WEST OF THE FlFTH PRINCIPAL MERIDIAN, AND BEING A PART OF BLOCKS NUMBERED THREE (3) AND FOUR (4) OF NORTHVIEW SUBDIVISION AS SAID BLOCKS APPEAR UPON THE PLAT OF SAID SUBDIVISION OF RECORD IN PLAT BOOK 9 AT PAGE 33 IN THE OFFICE OF THE RECORDER OF DEEDS FOR LAFAYETTE COUNTY, MISSOURI, AND BEING A PART OF THE UNPLATTED LAND LYING IMMEDIATELY ADJACENT TO SAID BLOCKS NUMBERED THREE (3) AND FOUR (4), AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH IRON BAR BEING THE WEST QUARTER CORNER OF SAID SECTION THIRTY THREE (33), THENCE WITH THE QUARTER SECTION LINE, SOUTH 89 DEGREES 01 MINUTES 29 SECONDS EAST 292.35 FEET, THENCE SOUTH 00 DEGREES 32 MINUTES 23 SECONDS WEST 195.01 FEET TO A POINT ON THE SOUTH LINE OF A FUTURE STREET AND THE POINT OF BEGINNING, THENCE SOUTH 89 DEGREES 01 MINUTES 29 SECONDS EAST PARALLEL WITH SAID QUARTER SECTION, 1025.59 FEET TO THE WESTERLY RIGHT OF WAY LINE OF MISSOURI ROUTE 23, THENCE WITH SAID RIGHT OF LINE SOUTH 6 DEGREES 35 MINUTES 19 SECONDS WEST. 56.37 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT, THENCE ALONG SAID CURVE HAVING A RADIUS OF 1100.92 FEET FOR AN ARC LENGTH OF 660.33 FEET, THE LONG CHORD FOR THE CURVE BEARS SOUTH 17 DEGREES 36 MINUTES 15 SECONDS WEST, 650.48 FEET, THENCE SOUTH 34 DEGREES 47 MINUTES 14 SECONDS WEST, 418.05 FEET, THENCE SOUTH 56 DEGREES 36 MINUTES 09 SECONDS WEST, 143.30 FEET, THENCE LEAVING SAID RIGHT OF WAY, NORTH 88 DEGREES 44 MINUTES 15 SECONDS WEST, 274.64 FEET, THENCE NORTH 00 DEGREES 32 MINUTES 23 SECONDS EAST, 200.00 FEET, THENCE NORTH 88 DEGREES 42 MINUTES 15 SECONDS WEST, 200.00 FEET. THENCE NORTH 00 DEGREES 32 MINUTES 23 SECONDS EAST, 905.00 FEET TO THE POINT OF BEGINNING. EXCEPT THAT PART CONVEYED TO THE CITY OF CONCORDIA BY INSTRUMENT OF RECORD IN BOOK 832 PAGE 441 IN SAID RECORDER’S OFFICE.

3.175 Foristell, MO
P.O. Box 69
3265 N. Service Road East
Foristell, MO 63348
(TCA Site No. 175)

PARCEL 1:

A tract of land being part of Section 19, Township 47 North, Range 1 East and being more particularly described as follows:

Commencing at an old stone marking the Southwest corner of the Southeast one quarter of the Northwest quarter of Section 19, Township 47 North, Range 1 East; thence from said point South 89 degrees 42 minutes 30 seconds East 1325.19 feet to a point on a curve on the Eastern right of way line of State Highway “W”, said point marking the beginning point of the tract hereinafter described; thence along said Highway “W” right of way along a curve to the left an arc distance of 156.52 feet to a point marking the point of tangency of said curve, said curve having a radius of 766.72 feet and an included angle of 11 degrees 41 minutes 48 seconds; thence continuing along said right of way South 89 degrees 59 minutes 50 seconds West 15.00 feet to an iron pipe; thence North 2 degrees 19 minutes West along said right of way 20.93 feet to an iron pipe; thence South 89 degrees 57 minutes 30 seconds East 1049.11 feet to an old iron pin; thence South 0 degrees 03 minutes 40 seconds West 1139.10 feet to an iron pipe on the Northern right of way fine of Interstate Highway 70; thence along the Northern right of way line of Interstate Highway 70 the following courses and distances: North 64 degrees 53 minutes West 7.00 feet; North 71 degrees 47 minutes 40 seconds West 769.10 feet; North 48 degrees 09 minutes 50 seconds West 189.60 feet; North 0 degrees 08 minutes 23 seconds East 176.71 feet; South 60 degrees 39 minutes West 139.58 feet; North 47 degrees 53 minutes West 22.21 feet; North 39 degrees 27 minutes 50 seconds West 93.49 feet and North 32 degrees 02 minutes 30 seconds West 123.34 feet to an iron pipe marking the intersection of the North right of way line and the Eastern right of way line of State Highway “W”; thence along the Eastern right of way line of State Highway “W” North 7 degrees 18 minutes 40 seconds East 71.96 feet to an iron pipe marking a point of curvature on said Highway “W”: thence along said right of way along said curve to the left an arc distance of 238.65 feet to the place of beginning, said curve having a radius of 766.72 feet and an included angle of 17 degrees 50 minutes 02 seconds all as per Survey and Plat made by St. Charles County Engineering & Surveying, Inc. dated October 1969, EXCEPTING THEREFROM that portion conveyed to Robert A. Kaiser by Special Warranty Deed recorded in Book 995 Page 1946.

PARCEL 2:

Also a Non-exclusive Permanent Easement for the construction and maintenance of underground efficient lateral line, across grantors’ part of the Southeast quarter of the Northwest quarter of Section 19, Township 47 North, Range 1 East, which abuts the West right of way line of State Route “W”, said easement to be twenty (20) feet wide and adjacent to and parallel with the West right of way line of State Route “W” and is described as commencing at an old stone marking the Southwest corner of the Southeast one quarter of the Northwest quarter of Section 19, Township 47 North, Range 1 East; thence from said point South 89 degrees 42 minutes 30 seconds East 1325.19 feet to a point on a curve on the Eastern right of way line of State Highway “W”; thence along said curve to the left along said highway right of way and arc distance of 156.52 feet to a point; said curve having a radius of 766.72 feet and an included angle of 11 degrees 41 minutes 48 seconds; thence continuing along said Highway “W” right of way South 89 degrees 59 minutes 50 seconds West 15.00 feet and North 2 degrees 19 minutes West 20.95 feet to an iron pipe on said right of way; thence North 89 degrees 57 minutes 30 seconds West 76.71 feet to a point on the Western right of way line of said State Highway “W”; said point also marking the beginning point of the easement herein described; thence along the Western right of way line of said State Highway “W” South 6 degrees 54 minutes 40 seconds West 17.00 feet to a point on said right of way: thence North 83 degrees 05 minutes 20 seconds West 20.00 feet to a point; thence North 6 degrees 54 minutes 40 seconds East 119.27 feet to a point being West

1

of and 20 feet from the Western right of way line of said Highway “W”; thence North 0 degrees 00 minutes 10 seconds West being also 20 feet from and parallel to the Western line of said State Highway “W” 523.79 feet to a point in a creek; thence North 89 degrees 59 minutes 50 seconds East 20.00 feet to a point on the Western right of way line of said Highway “W”; thence along the Western right of way line of said Highway “W” South 0 degrees 00 minutes 10 seconds East 525.00 feet to a point on said right of way; thence continuing along said highway right of way South 6 degrees 54 minutes 40 seconds West 103.48 feet to the beginning point of said described easement.

PARCEL 3:

A Non-exclusive Easement over a tract of land being part of Section 19, Township 47 North, Range 1 East, St. Charles County, Missouri, and being described as follows:

Commencing at the Southwest corner of the Southeast quarter of the Northwest quarter of Section 19, Township 47 North Range 1 East; thence South 89 degrees 42 minutes 22 seconds East, a record distance of 1325.19 feet to a point on the East line of Missouri State Highway “W”; thence along said East line along a curve to the left, 156.52 feet to an old iron pipe, said curve having a radius of 766.72 feet and an included angle of 11 degrees 41 minutes 48 seconds; thence North 89 degrees 48 minutes 29 seconds West 15.14 feet to an old iron pipe; thence North 02 degrees 07 minutes 19 seconds West, 20.93 feet to a point thence departing the East line of Missouri State Highway “W”, South 89 degrees 57 minutes 35 seconds East, 10.42 feet to the point of beginning of the easement herein described; thence South 64 degrees 33 minutes 04 seconds East, 207.26 feet to a point; thence South 26 degrees 54 minutes 47 seconds East, 386.20 feet to the terminus of said easement.

2

Parcel 1 being the same as:

A tract of land being part of section 19, Township 47 North, Range 1 East, and part of the same property conveyed to Union oil Company of California as recorded in Book 552, Page 433 of the St. Charles County Missouri Recorder’s Office, said tract being more particularly described as follows:

COMMENCING at an old stone marking the Southwest corner of the Southeast Quarter of the Northwest Quarter of Section 19, Township 47 North, Range 1 East; thence South 89 degrees 42 minutes 30 seconds East, 1325.19 feet to a point on a curve on the Eastern right-of-way line of State Highway W; thence along said right-of-way line along a curve to the right having a radius of 766.72 feet, a central angle of 17 degrees 51 minutes 25 seconds an arc length of 238.96 feet, the chord of which bears South 20 degrees 38 minutes 55 seconds West, 237.99 feet to a point; thence continuing along said right-of-way line, South 07 degrees 10 minutes 30 seconds West, 71.91 feet to the point of intersection of said Eastern right-of-way line with the Northern right-of-way line, the following; South 32 degrees 08 minutes 22 seconds East, 123.52 feet to a point; thence South 39 degrees 10 minutes 47 seconds East, 93.38 feet to a point; thence South 48 degrees 21 minutes 01 seconds East, 22.25 feet to a point; thence North 60 degrees 32 minutes 56 seconds East, 139.65 feet to the POINT OF BEGINNING of the tract of land herein described; thence leaving said Northern right-of way line and along the Eastern line of property now or formerly of St.Louis West 70 Inn, Inc., as recorded in Book 1060, Page 728 of the said Recorder’s Office the following; North 51 degrees 39 minutes 41 seconds East, 285.00 feet to a Point; thence North 16 degrees 53 minutes 04 seconds East, 435.00 feet to the Southern line of property now or formerly of Gibson Tract 1 as recorded in Book 1358, Page 50 of the said Recorder’s Office; thence leaving said Eastern line and along the Southern line of said Gibson Property and also along the Southern line of property now or formerly of Garrett Tract 26 as recorded in Book 1358, Page 50 of the said Recorder’s Office South 89 degrees 57 minutes 35 seconds East, 529.12 feet to the Northwest corner of property now or formerly of St. Louis West 70 Truck Wash, Inc., Parcel No. 2, as recorded in Book 1060, Page 728 of the said Recorder’s Office; thence leaving said Southern line and along the Western line of said St.Louis West 70 Truck Wash, Inc. property and also along the Western line of property now or formerly of St.Louis West 70 Truck Wash, Inc. Parcel No. 1, as recorded in Book 1060, Page 728 of the said Recorder’s Office, South 00 degrees 03 minutes 44 seconds West, 1139.10 feet to the Northern right-of-way line of the aforementioned Interstate Highway 70; thence leaving said Western line and along said Northern right-of-way line the following; North 64 degrees 53 minutes 00 seconds West, 7.00 feet to a point; thence North 71 degrees 47 minutes 40 seconds West, 769.10 feet to a point; thence North 48 degrees 09 minutes 48 seconds West, 189.60 feet to a point; thence North 00 degrees 08 minutes 17 seconds East, 176.71 feet to the POINT OF BEGINNING.

3

3.051 Matthews, MO
854 State Highway 80
R.R. 1, Box 180
Matthews, MO 63867
(TCA Site No. 51)

TRACT #1:

A TRACT OF LAND SITUATED IN LOT 2 OF THE NORTHWEST QUARTER (NW1/4) OF SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST, SEE PAGE 197 OF ACREAGE PLAT BOOK NO. 2, NEW MADRID COUNTY SURVEYORS’ RECORDS, TO-WIT:

BEGINNING AT A POINT ON THE HALF LOT LINE NO. 2 THEREIN DISTANT NORTH 0° 30’ EAST, 161 FEET FROM THE CENTER OF THE NORTHWEST QUARTER (NW1/4) OF SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST, THENCE RUNNING IN A COURSE SOUTH 89° 07’ 34” WEST, 1006.25 FEET TO THE EAST RIGHT-OF-WAY LINE, I-55 AND ROUTE 80 INTERCHANGE, THENCE RUNNING IN A COURSE NORTH 10° 32’ 34” EAST, 509.85 FEET ALONG EAST RIGHT-OF-WAY LINE, THENCE RUNNING IN A COURSE NORTH 24° 01’ 34” EAST 617 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF ROUTE 80, THENCE RUNNING IN A COURSE NORTH 84° 00’ 34” EAST, 878 FEET ALONG SOUTH RIGHT-OF-WAY LINE OF ROUTE 80, THENCE RUNNING IN A COURSE NORTH 0° 43’ 26” WEST 25 FEET, THENCE RUNNING IN A COURSE NORTH 89°16’ 34” EAST, 199.5 FEET TO EAST P/L, THENCE RUNNING IN A COURSE SOUTH 0° 30’ WEST 365 FEET ALONG EAST P/L, THENCE RUNNING IN A COURSE SOUTH 26° 48’ WEST 902.8 FEET ALONG EASTERLY P/L TO THE POINT OF BEGINNING.

TRACT # 2:

TOGETHER WITH AN EASEMENT TWENTY (20) FEET WIDE ADJOINING AND IMMEDIATELY TO THE SOUTH OF THE RIGHT OF WAY LINE OF THE STATE HIGHWAY 80, BEGINNING AT THE INTERSECTION OF THE EAST SIDE OF THE ABOVE DESCRIBED PROPERTY (TRACT #1), AND THE SOUTH RIGHT OF WAY LINE OF STATE HIGHWAY 80, THENCE IN AN EASTERLY DIRECTION TO THE ST.JOHN’S DRAINAGE DITCH, LOCATED ON THE NORTH RALF (N1/2) OF SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST, FOR THE PURPOSE OF INSTALLATION AND MAINTENANCE OF AN EIGHT (8) INCH EFFLUENT LINES.

LAND ARE ALSO DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST 1/2 OF LOT NO. 2 OF THE NORTHWEST QUARTER, AND THAT PART OF THE EAST 1/2 OF LOT NO. 2 OF THE NORTHWEST QUARTER, ALL BEING IN SECTION 3, TOWNSHIP 24 NORTH, RANGE 14 EAST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE COUNTY OF NEW MADRID, STATE OF MISSOURI, DESCRIBED AS FOLLOWS:

1

COMMENCE AT THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE NORTHWEST QUARTER (1/4) OF SAID SECTION NO. 3, THENCE NORTH 0°30’00” EAST, 161.0 FEET, TO A FOUND 1 1/4 DIA. IRON PIPE, MARKING THE PLACE OF BEGINNING; THENCE SOUTH 89°04’10” WEST, 1005.61 FEET, (THE RECORD CALL ALONG SAID LINE BEING SOUTH 89°07’34” WEST, 1006.25 FEET), TO A POINT ON THE EASTERN RIGHT OF WAY LINE OF INTERSTATE HIGHWAY “55”, SAID POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD WITH PLASTIC CAP, AND SAID POINT BEING AT INTERSTATE “55” STATION 417+00, AND 170.00 FEET RIGHT OF CENTERLINE, WITH THE CENTERLINE BEARING OF SAID INTERSTATE AT THIS POINT BEING NORTH 0°52’26” WEST, THENCE ALONG THE EASTERN RIGHT OF WAY OF SAID INTERSTATE, NORTH 10°26’10” EAST, 509.90 FEET, (THE RECORD CALL ALONG SAID LINE BEING NORTH 10°32’34” EAST, 509.85 FEET), TO A POINT WHICH IS 270 FEET, NORMAL AND OPPOSITE TO INTERSTATE CENTERLINE STATION 412+00, AND SAID POINT BEING WITNESSED BY A METAL MISSOURI STATE HIGHWAY AND TRANSPORTATION DEPARTMENT RIGHT OF WAY MARKER, WHICH BEARS NORTH 89°07’34” EAST, 0.42 FEET FROM THE TRUE CORNER, THENCE CONTINUING ALONG SAID EAST RIGHT OF WAY LINE, NORTH 23°59’22” EAST, 617.43 FEET, (THE RECORD CALL ALONG SAID LINE BEING NORTH 24°01’22” EAST, 617.0 FEET), TO THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF SAID INTERSTATE “55”, AND THE SOUTH LINE OF MISSOURI STATE ROUTE “80”, SAID POINT BEING 529.60 FEET NORMAL AND OPPOSITE TO INTERSTATE STATION 405+39.8, AND BEING 140 FEET NORMAL AND OPPOSITE TO MISSOURI STATE ROUTE “80” STATION 87+25, AND SAID POINT BEING WITNESSED BY A METAL MISSOURI STATE HIGHWAY AND TRANSPORTATION DEPARTMENT RIGHT OF WAY MARKER, WHICH BEARS SOUTH 31°06’56” EAST, 0.49 FEET, FROM THE TRUE CORNER, THENCE ALONG THE SOUTH RIGHT OF WAY LINE OF SAID ROUTE “80”, NORTH 83°55’44” EAST, 877.75 FEET, (THE RECORD CALL ALONG SAID LINE BEARS NORTH 84°00’34” EAST, 878.0 FEET), TO A METAL MISSOURI STATE HIGHWAY AND TRANSPORTATION DEPARTMENT RIGHT OF WAY MARKER, BEING 60 FEET OPPOSITE AND NORMAL TO ROUTE “80” STATION 96+00, THENCE NORTH 00°43’26” EAST, 25.00 FEET, TO A POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD WITH PLASTIC CAP, SAID POINT BEING 25.00 OPPOSITE AND NORMAL TO ROUTE “80” STATION 96+00, THENCE CONTINUING ALONG THE SOUTH RIGHT OF WAY LINE OF SAID ROUTE “80”, NORTH 89°16’34” EAST, 199.50 FEET, TO A POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD WITH A PLASTIC CAP, THENCE LEAVING SAID SOUTH RIGHT OF WAY LINE, SOUTH 00°30’00” WEST, 365.00 FEET, TO A POINT NOW MARKED BY A SET 1/2” DIA. IRON ROD-WITH A PLASTIC CAP, THENCE SOUTH 26°49’00” WEST, 901.55 FEET, (THE RECORD CALL ALONG SAID LINE BEING SOUTH 26°48’ WEST, 902.80 FEET), TO THE PLACE OF BEGINNING AND CONTAINING 28.574 ACRES (REC. DEED IN BOOK 267, PAGE 228, NEW MADRID COUNTY LAND RECORDS CALLS 29.48 ACRES), MORE OR LESS, AS SHOWN ON THE ACCOMPANYING PLAT.

2

3.052 Oak Grove, MO
100 North Broadway
Oak Grove, MO 64075
(TCA Site No. 52)

LOT 1, UNION 76 ADDITION, A SUBDIVISION IN OAK GROVE, JACKSON COUNTY, MISSOURI, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AS A POINT IN THE NORTH LINE OF THE NORTHEAST 1/4 OF NORTHEAST 1/4 OF SECTION 32, TOWNSHIP 49, RANGE 29, 29.10 FEET WEST OF THE N.E. CORNER THEREOF, SAID POINT BEING ON THE WEST LINE OF THE RIGHT OF WAY OF STATE HIGHWAY H (OUTERBELT 24-E) (30 FEET FROM THE CENTER LINE OF SLAB); THENCE NORTH 88° 59’ WEST ALONG THE NORTH LINE OF SAID 1/4 OF 1/4 SECTION 836.13 FEET; THENCE DUE SOUTH PARALLEL TO THE WEST LINE OF SAID RIGHT OF WAY 914.14 FEET TO A POINT ON THE NORTH LINE OF THE RIGHT OF WAY OF INTERSTATE 70 (135 FEET FROM CENTER LINE WESTBOUND SLAB); THENCE EASTERLY ALONG SAID RIGHT OF WAY AND ALONG A CURVE TO THE RIGHT (HAVING A RADIUS OF 34,512.48 FEET) 170.60 FEET TO A POINT OPPOSITE AND 135 FEET NORTH OF STATION 1360+00 OF SAID INTERSTATE SURVEY; THENCE NORTH 86° 43’ EAST 352.37 FEET TO A POINT OPPOSITE AND 160 FEET NORTH OF STATION 1363.50 OF SAID SURVEY; THENCE NORTH 40° 05’ EAST 238.55 FEET TO A POINT OPPOSITE AND 190 FEET WEST OF STATION 18+5 OF STATE HIGHWAY H SURVEY; THENCE DUE NORTH 150 FEET TO A POINT OPPOSITE AND 190 FEET WEST OF STATION 20+00 OF SAID SURVEY; THENCE NORTH 24° 14’ EAST 219.32 FEET TO A POINT OPPOSITE AND 100 FEET WEST OF STATION 22+00 OF SAID SURVEY; THENCE DUE EAST 70 FEET; THENCE DUE NORTH ALONG THE WEST LINE OF SAID STATE HIGHWAY H RIGHT OF WAY (30 FEET FROM CENTER LINE THEREOF) 346.48 FEET TO THE POINT OF BEGINNING.

ALSO DESCRIBED AS FOLLOWS:

PART OF LOT 1 OF “UNION 76 ADDITION”, A SUBDIVISION RECORDED IN PLAT BOOK I-43, PAGE 105 OF THE JACKSON COUNTY, MISSOURI RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 32, TOWNSHIP 49, RANGE 29, 54.10 FEET WEST OF THE NORTHEAST CORNER THEREOF, SAID POINT BEING ON THE WEST LINE OF THE RIGHT-OF-WAY OF STATE HIGHWAY H (OUTERBELT 24-E) AS WIDENED BY DEED RECORDED IN BOOK I-1892 PAGE 583 OF THE JACKSON COUNTY RECORDS (55 FEET FROM THE CENTER LINE OF SLAB); THENCE ALONG SAID WEST LINE AND ALONG THE NORTHERLY LINE OF THE NORTH OUTER ROADWAY OF INTERSTATE HIGHWAY 70 THEN FOLLOWING BEARING AND DISTANCES SOUTH 02° 28’ 32” WEST 347.25 FEET, WEST 30.00 FEET SOUTH 24° 14’ WEST 219.03 FEET, SOUTH 15° 34’ 12” WEST 200.74 FEET, SOUTH 33° 41’ 21” WEST 89.58 FEET, SOUTH 52° 47’ 13” WEST 89.58 FEET, SOUTH 65° 15’ 18” WEST 32.49 FEET, SOUTH 86° 43’ WEST 301.59 FEET, TO A POINT OF CURVE; THENCE EASTWARDLY ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 34,512.48 FEET AN ARC DISTANCE OF 170.59 FEET TO THE SOUTHWESTERN CORNER OF SAID LOT 1, THENCE ALONG THE WEST LINE OF SAID LOT 1 NORTH 00° EAST A DISTANCE OF 914.14 FEET TO THE NORTHWEST CORNER THEREOF; THENCE ALONG THE NORTH LINE OF SAID LOT 1 SOUTH 88° 59’ EAST A DISTANCE OF 811.13 FEET TO THE POINT OF BEGINNING.

3.193 Grand Island, NE
8033 W. Holling Rd.
P.O. Box 167
Alda, NE 68810
(TCA Site No. 193 – Grand Island)

Legal Description

The land referred to is situated in the State of Nebraska, County of Hall and is described as follows:

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF HALL, STATE OF NEBRASKA, BEING MORE PARTICULARLY DESCRIBED AS:

A TRACT OF LAND COMPRISING A PART OF THE NE1/4, NE1/4 OF SECTION 36 TOWNSHIP 10 NORTH, RANGE 11 WEST OF THE 6TH P.M. IN HALL COUNTY. NEBRASKA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 36, SAID POINT BEING 42.1 FEET WEST OF THE NORTHEAST CORNER OF SAID SECTION 36; THENCE RUNNING SOUTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 49°46’45” WITH SAID SECTION LINE, AND ALONG THE NORTHWESTERLY HIGHWAY RIGHT-OF-WAY LINE, A DISTANCE OF 1,046.4 FEET, TO A POINT OF CURVATURE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WHOSE RADIUS IS 718.51 FEET (INITIAL TANGENT OF WHICH COINCIDES WITH THE LAST DESCRIBED COURSE), A DISTANCE OF 350.2 FEET; THENCE CONTINUING SOUTHWESTERLY ALONG THE FINAL TANGENT OF THE LAST DESCRIBED CURVE, AND ON SAID RIGHT-OF-WAY LINE, A DISTANCE OF 265.55 FEET TO THE WEST LINE OF SAID NE1/4, NE1/4, A DISTANCE OF 1,101.24 FEET TO THE NORTHWEST CORNER OF SAID NE1/4, NE1/4; THENCE EASTERLY ALONG THE NORTH LINE OF SAID SECTION 36, A DISTANCE 1,243.92 FEET TO THE PLACE OF BEGINNING.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS THE FOLLOWING:

LEGAL DESCRIPTION

A TRACT OF LAND COMPRISING A PART OF THE NE1/4 NE1/4 OF SECTION 36, TOWNSHIP 10 NORTH, RANGE 11 WEST OF THE 6TH P.M., IN HALL COUNTY, NEBRASKA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 36; SAID POINT BEING 41.2 FEET WEST OF THE NORTHEAST CORNER OF SAID SECTION 36; THENCE SOUTH 40° 13’ 26” WEST ALONG AND UPON THE NORTHWESTERLY HIGHWAY RIGHT-OF-WAY LINE A DISTANCE OF 1,046.4 FEET TO A POINT OF CURVATURE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WHOSE RADIUS IS 718.51 FEET (INITIAL TANGENT OF WHICH COINCIDES WITH THE LAST DESCRIBED COURSE), A DISTANCE OF 350.2 FEET (LONG CHORD 346.74 FEET - LONG CHORD BEARING SOUTH 54° 11’ 12.5” WEST); THENCE CONTINUING SOUTHWESTERLY (SOUTH 68°08’59” WEST) ALONG AND UPON THE FINAL TANGENT OF THE LAST DESCRIBED CURVE AND ON SAID RIGHT OF WAY LINE A DISTANCE OF 265.44 FEET TO A POINT ON THE WEST LINE OF SAID NE1/4 NE1/4; THENCE NORTH 02°06’19” WEST ALONG AND UPON THE WEST LINE OF SAID NE1/4 NE1/4, A DISTANCE OF 1,101.38 FEET TO THE NORTHWEST CORNER OF SAID NE1/4 NE1/4; THENCE NORTH 90°00’00” EAST ALONG AND UPON THE NORTH LINE OF SAID SECTION 36, A DISTANCE OF 1,243.75 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE BEARINGS ARE RELATIVE TO THE NORTH LINE OF THE NE1/4 NE1/4 WHICH WAS ASSUMED AS NORTH 90°00’00” EAST.

3.090 Ogallala, NE
P.O. Box 217
103 Prospectors Drive
Ogallala, NE 69153
(TCA Site No. 90)

Legal Description

The land referred to is situated in the State of Nebraska, County of Keith and is described as follows:

A tract of real estate located in Section 7, Township 13 North, Range 38, West of the 6th P.M., in Keith County, Nebraska, described more particularly as follows:

Commencing at a point on the east line of Section 7, Township 13 North, Range 38 West of the6th P.M. said point being 33 feet North of the East quarter corner of said Section 7, said point also being the point of beginning; thence continuing north on the east line of said Section 7, a distance of 584.2 feet to a point, said point being on the South right-of-way line of Interstate Highway No. I-80; thence in a Southwesterly direction on a 1332.39 feet radius curve to the left, initial tangent of which forms an angle of 104°29’ left from said East line a distance of 124.3 feet to the point of tangency; thence in a Southwesterly direction on tangent and on said South right-of-way line of said Interstate Highway a distance of 213.8 feet to a point; thence left 3°29’ and on said South right-of-way line of said Interstate Highway a distance of 824.0 feet to a point; thence left 50°24’ and on said East right-of-way line of said Interstate Highway a distance of119.3 feet to a point; thence left 106°23’ a distance of 253.2 feet to a point; thence right 5°25’ a distance of 127.4 feet to a point, said point being on the North right-of-way line of the present County Road; thence East and on the said North right-of-way line of said County Road a distance of 730.1 feet to the point of beginning and containing 9.2 acres more or less, together with all right, title and interest of the grantor in and to any and all roads, streets, alleys and ways bounding said premises.

A parcel of land, located in Government Lot No. 1 in Section 8, Township 13 North, Range 38 West of the 6th P.M., in Keith County, Nebraska, described as follows:

Beginning at the Southwest corner of the Government Lot No. 1 in Section 8; thence, along the west line thereof, N0°00’E 33.00 feet to the intersection with the North line of the County road right-of-way, the true point of beginning; thence continuing N0°00’E 558.36 feet to the intersection with the southerly line of the I-80 right-of-way; thence, along said southerly line, along a curve to the east, concave to the south, with an initial radial bearing S14°38’26”E, a radius of 1332.39 feet, through a central angle of 13°56’58”, for an arc distance of 324.38 feet; thence, continuing along said southerly line, N85°02’20”E, 245.10 feet to a point which is 565 feet east from said west line; thence, along a line which is parallel with said west line, S0°00’E 622.05 feet to a point on the North line of the County Road right-of-way; thence, along said North line, N89°58’30”W 565.00 feet to the true point of beginning, together with all appurtenances thereto belonging or in anywise appertaining, and all right, title and interest of grantor in and to any and all roads, streets and ways bounding said premises.

All of the above described land being the same as follows:

A tract of land in Section 7, Township 13 North, Range 38 West of the 6th P.M., in Keith County, Nebraska described as follows:

Commencing at a point on the east line of said Section 7, said point being 33.0 feet North of the East Quarter Corner of said Section 7, said point also being the point of beginning, thence North 89°58’ West on the northerly County Road right-of-way, a distance of 730.1 feet; thence North 84°32’ West, a distance of 127.4 feet; thence North 89°58’ West on a line parallel to the northerly County Road right-of-way a distance of 253.2 feet to the southerly right-of-way of Interstate Highway No. I-80; thence North 16°25’ East on said right-of-way a distance of 119.3 feet; thence North 66°49’ East on said right-of-way a distance of 213.8 feet; thence northeasterly on a 1332.39 feet radius curve to the right, the initial radial bearing South 19°05’46” East, a radius of 1332.39 feet, through a central angle of 5°16’39”, for an arc distance of 122.72 feet to the east line of said Section 7; thence South on the east line of said Section 7 a distance of 558.36 feet to the place of beginning.

A parcel of land located in Government Lot No. 1 in Section 8, Township 13 North, Range 38 West of the 6th P.M., Keith County, Nebraska, described as follows:

Beginning at the southwest corner of the Government No. 1 in Section 8, thence, along the west line thereof, North 0°00’ East 33.00 feet to the intersection with the north line of the County Road right-of-way, the true point of beginning, thence continuing North 0°00’ East 558.36 feet to the intersection with the southerly line of the I-80 right-of-way; thence, along said southerly line, along a curve to the east, concave to the south, with an initial radial bearing South 14°38’26” East, a radius of 1132.39 feet, through a central angle of 13°56’58” for an arc distance of 324.38 feet; thence, continuing along said southerly

1

line, North 85°32’55” East, a distance of 242.28 feet; thence South 0°15’16” East a distance of 620.58 feet to a point on the north line of the County Road right-of-way; thence, along said north line, North 89°58’30” West a distance of 565.0 feet to the true point of beginning.

2

3.108 Las Vegas, NV
8050 Dean Martin Drive
Las Vegas, NV 89139
(TCA Site No. 108)

LEGAL DESCRIPTION

A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 8, AND THE NORTHWEST QUARTER (NW 1/4) OF SECTION 17, TOWNSHIP 22 SOUTH, M.D.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 8, THENCE SOUTH 88°34’01” EAST ALONG THE SOUTH LINE THEREOF 704.35 FEET TO THE TRUE POINT OF BEGINNING ALSO BEING A POINT ON THE EASTERLY RIGHT OF WAY LINE OF INDUSTRIAL ROAD (80.00 FEET WIDE); THENCE THE FOLLOWING COURSES ALONG THE EASTERLY AND SOUTHERLY RIGHT OF WAY LINE OF SAID INDUSTRIAL ROAD, NORTH 000’01” EAST, 184.93 FEET TO A POINT OF CURVE, SAID CURVE BEING CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 385.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 83°44’12”; THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, 562.67 FEET TO A POINT OF TANGENT; THENCE NORTH 83°44’13” EAST, 445.36 FEET TO A POINT OF CURVE, SAID CURVE BEING CONCAVE NORTHWESTERLY HAVING A RADIUS OF 610.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 10°16’24”; THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, 109.38 FEET TO A POINT ON THE NORTH LINE OF THE WEST HALF (W 1/2) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 8; THENCE SOUTH 88°34’51” EAST ALONG THE NORTH LINE THEREOF, 63.75 FEET TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 0°01’02” WEST ALONG THE EAST LINE THEREOF, 78.27 FEET TO A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF THE BLUE DIAMOND OVERPASS OFFRAMP ALSO BEING A POINT ON A CURVE, SAID CURVE BEING CONCAVE EASTERLY HAVING A RADIUS OF 600.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 03°37’52”; THENCE THE FOLLOWING COURSES ALONG BLUE DIAMOND RIGHT OF WAY LINE, CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE 50.70 FEET TO A POINT OF REVERSE CURVE, SAID CURVE BEING CONCAVE NORTHWESTERLY HAVING A RADIUS OF 600.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 48°47’33”; THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, 510.95 FEET TO A POINT OF TANGENCY; THENCE SOUTH 58°46’16” WEST, 214.70 FEET TO A POINT ON THE SOUTH LINE OF SECTION 8; THENCE CONTINUING SOUTH 58°46’16” WEST, 564.47 FEET TO A POINT OF INTERSECTION WITH SAID EASTERLY RIGHT OF WAY LINE OF INDUSTRIAL ROAD; THENCE NORTH 0°00’01” EAST ALONG SAID EASTERLY RIGHT OF WAY LINE, 304.73 FEET TO THE TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM THAT PORTION WHICH IS CONVEYED TO STATE OF NEVADA BY A DEED RECORDED OCTOBER 13, 2004 IN BOOK 20041013 AS INSTRUMENT NO. 00615 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

3.181 Mill City, NV
6000 E. Frontage Road
Mill City, NV 89418
(TCA Site No. 181)

Parcel  1

A parcel of land lying in Section 33, Township 33 North, Range 35 East, M.D.B.&M., and being more particularly described as follows:

Beginning at the West 1/4 corner of said Section 33, the TRUE POINT OF BEGINNING;

THENCE N 00°58’41” W, 1,569.35’ along the West boundary of Section 33 to the Eastern right of way line of the Southern Pacific Railroad;

THENCE N 22°09’22” E, 1,167.39’ along the Southern Pacific Railroad right of way to the North boundary of Section 33;

THENCE S 88°45’40” E, 1,602.98’ along the North boundary of Section 33 along the North boundary of Section 33 to the Western right of way line of FE 415;

THENCE S 19°28’45” W, 1,180.97’ along the Western right of way line of FE 415;

THENCE CONTINUING along FE 415 S 23°39’26” W, 546.48’;

THENCE CONTINUING along FE 415 S 66°20’34” E, 82.0’;

THENCE CONTINUING along FE 415 S 23°43’46” W, 1,003.98’;

THENCE CONTINUING along FE 415 on a curve to the right 1,602.04’, said curve having a central angle of 9°14’04” a radius of 9,940’ and a tangent bearing of S 29°26’38” W:

THENCE S 89°59’05” W, 177.44’ to the West boundary of Section 33;

THENCE N 00°00°55’ W, 1,276.07’ to the TRUE POINT OF BEGINNING.

The above metes and bounds description appeared previously in that certain document recorded December 8, 1998 in Book 336, Page 515 as File No. 221179, in the office of the County Recorder of Humboldt County, Nevada.

EXCEPTING THEREFROM that portion thereof lying within the exterior boundaries of BURNS BROS SUBDIVISION, according to the map thereof filed in the office of the County Recorder of Pershing County, State of Nevada on February 22, 1989, in Pocket 2, Folder 5 of Maps, as Document No. 129815.

PARCEL 2

LOTS 1 through 10, inclusive, in Block A and LOTS 1 through 13, inclusive, in Block B, of BURNS BROS SUBDIVISION, according to the Official Map thereof, filed in the Office of the County Recorder of Pershing County, State of Nevada, on February 22, 1989, in Pocket 2, Folder 5 of Maps, as Document No. 129815.

PARCEL 3

That portion of the E1/2 of the NW 1/4 of Section 33, T. 33 N., R. 35 E., M.D.B. & M., and more fully described as follows.

BEGINNING at a point on the left or Westerly right-of-way line of interstate Route 80 (Project I-080-2 (8) 140), 118.00 feet left of and at right angles to Highway Engineer’s Station “AW” D=400.00 P.O.T.; said point of beginning further described as bearing S.423.13 “03” E a distance of 2,343.57 feet from the Northwest Corner of Section 33, T.33 N., R. 35 E., M.D. & M.,

thence along the former left or Westerly right-of-way line of Interstate 80, the following three (3) courses and distances;

1)  N.66° 28’ 15” W. - 82.00 feet;

2)  N.23° 31’ 45” E. - 546.48 feet;

3)  N.19° 21’ 03” E. - 1,210.84 feet to an intersection with said left or Westerly right-of-way of Interstate Route 80:

thence S.88° 23’ 36” E., along said right-of-way line, which is coincident with the North section line of said Section 33, a distance of 78.76 feet to a point,

thence along said left or Westerly right-of-way line of Interstate Route 80, the following three (3) courses and distances:

1)   S.19° 21’ 03” W. - 1,224.91 feet

2)   from a tangent which bears the last described course, curving to the right with a radius of 2,975 feet, through an angle of 4° 10’ 42”, an arc distance of 216.95 feet;

3)   S.23° 31’ 45” W. - 345.09 feet to the point of beginning; said parcel contains an area of 3.13 acres (136,286 square feet), more or less.

The above described parcel shall have no access in and to Interstate Route 80 (Project I-080-2 (8) 140). Subject to any and all existing utilities, whether of record or not.

3.172 Sparks, NV
200 North McCarran Blvd.
Sparks, NV 89431
(TCA Site No. 172)

PARCEL 1:

A portion of Section 4 and 9, Township 19 North, Range 20 East, M.D.B.&M., being more particularly described as follows:

COMMENCING at the Northeast corner of said Section 9; thence South 81°36’31” East 376.96 feet to a point on the centerline of a proposed roadway known as Nichols Boulevard; thence along the said centerline North 59°43’50” West 1280.34 feet to the intersection of the Easterly right of way line of McCarran Boulevard with centerline of Nichols Boulevard, said point being the Point of Beginning of this description; thence along the centerline of said Nichols Boulevard South 59°43’50” East 691.24 feet; thence South 30°16’10” West 1074.75 feet to the Northeasterly right of way line of Interstate 80’ thence along said Interstate 80 right or way North 56°42’18” West 541.97 feet; thence leaving said right of way North 30°16’10” East 230.40 feet; thence North 59°43’50” West 150.02 feet to the Easterly right of way line of said McCarran Boulevard; thence along said right of way line North 30°16’10” East 815.74 feet to the Point of Beginning.

EXCEPTING THEREFROM that portion thereof conveyed to the City of Sparks for Nichols Boulevard by Deed recorded March 9, 1972 under File No. 237148.

AND EXCEPTING THEREFROM that portion thereof conveyed to the State of Nevada for highway purposes by Deed recorded February 5, 1975, under File No. 354503.

FURTHER EXCEPTING THEREFROM those portions conveyed to the State of Nevada for highway purposes by Deeds recorded May 17, 1991, under File No’s. 1480276 and 1480277, Official Records.

APN: 037-013-12

Document Number 1664491 is provided pursuant to the requirements of NRS 111.312

PARCEL 2:

Parcel 1 as shown on Parcel Map No. 142, Parcel Map for ROBERT L. HELMS, recorded in the office of the County Recorder of Washoe County, State of Nevada on March 11, 1974, under Document No. 357608, Official Records.

APN: 037-013-10

PARCEL 3:

A portion of Section 9 and 10, Township 19 North, Range 20 East, M.D.B.&M., which is described as follows:

COMMENCING at the Northeast corner of said Section 9; thence South 81°36’31” East 376.96 feet to the intersection of Nichols Boulevard and Howard Drive; thence along the centerline of Nichols Boulevard, North 59°43’50” West 275.90 feet; thence leaving said centerline, south 30°16’10” West 40.00 feet to the True Point of Beginning; said point also being the Northeast corner of that certain parcel of land described in Instrument recorded in Book 817, Page 388, Document No. 327383, Official Records of Washoe County; thence from said Point of Beginning along the East line of the above mentioned parcel and the Southerly prolongation thereof, South 30°16’10” West 984.85 feet to the Northeasterly right of way line of Interstate 80, Project I-UI-RFI-080-1(64) 17, being further described as being a point on the Northeasterly line of that certain parcel of land described in Instrument recorded in Book 859, Page 409, Document No. 347682, Official Records of Washoe County, Nevada; thence along said right of way line of Interstate 80 from a tangent that bears South 46°45’31” East along the arc of a 1328 foot radius curve to the left, having a central angle of 01°19”30”, an arc distance of 30.71 feet; thence leaving said right of way line, North 30°16’10” East 1031.40 feet to the centerline of Nichols Boulevard; thence along said centerline, South 59°43’50” East 30.00 feet to a point; thence South 30°16’10” West 40.0 feet to the Point of Beginning.

EXCEPTING THEREFROM that portion thereof conveyed to SIERRA 76, INCORPORATED by Deed recorded December 11, 1980 under File No. 711758.

APN: 037-013-10

Document Number 1664491 is provided pursuant to the requirements of NRS 111.312

PARCEL 4: -Easement

A portion of Sections 3, 9 and 10, Township 19 North, Range 20 East, M.D.B.&M., described as follows:

COMMENCING at the Northeast corner of Section 9, Township 19 North, Range 20 East, M.D.B.&M.; thence South 81°36’31” East 376.96 feet to the intersection of Nichols Boulevard and Howard Drive; thence along the centerline of Nichols Boulevard North 59°43’50” West 245.90 feet; thence leaving said centerline South 30°16’10” West 40.00 feet to the right-of-way of Nichols Boulevard and the True Point of Beginning; thence South 30°16’10” West 417.25 feet; thence North 59°43’50” West 30.00 feet; thence North 30°16’10” East 417.25 feet to the Southerly right-of-way line of Nichols Boulevard; thence along said Southerly right-of-way line South 59°43’50” East 30.00 feet to the True Point of Beginning.

APN: 037-013-09

Document Number 1877851 is provided pursuant to the requirements of NRS 111.312

3.211 Greenland, NH
108 Ocean Drive
Greenland, NH 03840
(TCA Site No. 211)

Legal Description

LEASEHOLD DESCRIPTION:

A certain tract or parcel of land situated on the easterly side of Route 101, so-called, in Greenland, County of Rockingham and State of New Hampshire, shown on a plan entitled, “Plan of Land, Ocean Road, NH for Exit 3 Truck Service, Inc.”, drawn by Durgin, Verra and Associates, Inc., dated June 21, 1990, bounded and described as follows on said Plan:

Beginning at a point on the northeasterly sideline of Ocean Road and the intersection with Route 101 shown as “found NHHB”;

Thence proceeding S 45° 19’ 46” E a distance of 732.61’, more or less to a point;

Thence turning and running S 23° 23’ 51” W a distance of 394.26’, more or less to a point;

Thence turning and running N 40° 40’ 20” W a distance of 223.22’, more or less to a point;

Thence proceeding N 77° 27’ 21” W a distance of 167.00 feet, more or less to a point;

Thence turning and running N 40° 40’ 20” W a distance of 152.23 feet, more or less to a point;

Thence proceeding N 38° 39’ 05” W a distance of 99.64 feet, more or less to a point;

Thence proceeding N 32° 004’ 15” W a distance of 72.99 feet, more or less to a point;

Thence proceeding N 27° 47’ 00” W a distance of 82.12 feet more or less to a point;

Thence turning and running N 26° 58’ 47” E a distance of 197.00 feet to the point of beginning.

3.048 Bloomsbury, NJ
975 St. Rt. 173
P.O. Box 427
Bloomsbury, NJ 08804
(TCA Site No. 48)

Legal Description

ALL that certain lot, parcel or tract of land, situate and lying in the Borough of Bloomsbury, County of Hunterdon, State of New Jersey, and being more particularly described as follows:

TRACT 1

BEGINNING at a point in the Northerly right of way line of New Jersey State Highway Route 173 (variable width), said point being the intersection of same with the common line between Tax Map Lots 1 and 3, in Block 30, and from said beginning point running;

(1)                                 South 74 degrees 09 minutes 26 seconds West along said Northerly right of way line of New Jersey State Highway Route 173, 67.22 feet to a cross cut set; thence

(2)                                 South 78 degrees 58 minutes 20 seconds West along same, 198.05 feet to a point; thence

(3)                                 South 72 degrees 42 minutes 03 seconds West along same, 102.29 feet to an iron pin set; thence

(4)                                 South 56 degrees 24 minutes 07 seconds West along same, 53.89 feet to a point; thence

(5)                                 Westerly along same, along a curve to the right having a radius of 17,155.76 feet, a delta angle of 00 degrees 20 minutes 20 seconds, and arc length of 101.43 feet to an iron pin set at a point of tangency; thence

(6)                                 South 78 degrees 59 minutes 54 seconds West along same, 188.50 feet to an iron pin set at a point of curvature; thence

(7)                                 Westerly along same, along a curve to the right having a radius of 1604.28 feet, a delta angle of 09 degrees 37 minutes 00 seconds, an arc length of 269.27 feet to a point; thence

(8)                                 North 11 degrees 45 minutes 15 seconds East along the common line between Tax Map Lots 3 and 4 in Block 30, 836.91 feet to an iron pin set in the Southerly right of way line of Interstate Highway Route 78 (300 feet wide); thence

(9)                                 Easterly along same, along a curve to the left having a radius of 10,150.00 feet, a delta angle of 03 degrees 24 minutes 54 seconds, an arc length of 604.97 feet to an iron pin set; thence

(10)                          South 76 degrees 56 minutes 38 seconds East along same, 77.01 feet to an iron pin set; thence

(11)                          South 15 degrees 24 minutes 31 seconds East along the common line between Tax Map Lots 1 and 3 in Block 30, 463.37 feet to the point and place of BEGINNING.

BEING Lot 3 in Block 30 Tax Map Borough of Bloomsbury.

1

BEGINNING at an existing monument found in the Northeasterly right of way line of New Jersey State Highway Route 173 (variable width), said point being the intersection of same with the common line between Tax Map Lots 4.01 and 4 in Block 30, and from said beginning point running;

(1)                                 North 71 degrees 12 minutes 50 seconds West along said Northeasterly right of way line of New Jersey State Highway Route 173, 212.88 feet to an iron pin set at a point of curvature; thence

(2)                                 Westerly along same, along a curve to the left having a radius of 606.69 feet, a delta angle of 18 degrees 04 minutes 56 seconds, an arc length of 191.47 feet to the Musconetcong River; thence

(3)                                 North 44 degrees 54 minutes 38 seconds East along the Musconetcong River, 233.85 feet to a point; thence

(4)                                 South 71 degrees 12 minutes 50 seconds East along the common line between Tax Map Lots 4.01 and 4 in Block 30, 298.22 feet to an iron pin set; thence

(5)                                 South 18 degrees 47 minutes 10 seconds West along same, 180.00 feet to the point and place of BEGINNING.

BEING Lot 4.01 in Block 30 Tax Map Borough of Bloomsbury.

2

3.006 Columbia, NJ
2 Simpson Road
P.O. Box 305
Columbia, NJ 07832
(TCA Site No. 6)

Legal Description

ALL that certain lot, parcel or tract of land, situate and lying in the Township of Knowlton, County of Warren, State of New Jersey, and being more particularly described as follows:

TRACT 1:

BEGINNING at a corner in the Northeasterly right of way line of New Jersey State Highway Route 46 (1953) Section 1 (freeway) opposite base line station 246+57 +/-; said corner is located 30 feet Northeasterly (at right angles) from the centerline of a frontage road known as “Service Road C” and running; thence (1) along lands now or formerly belonging to Garris Elizibeta, North 70 degrees, 34 minutes and 12 seconds East a distance of 41.19 feet to a corner of the same; thence (2) along the same, North 19 degrees, 19 minutes and 48 seconds West a distance of 50.00 feet to a corner of the same; thence (3) along the same, North 70 degrees, 34 minutes and 12 seconds East a distance of 126.82 feet to a corner of the same; thence (4) along lands now or formerly belonging to G. Elizibeta, Robert Schoonver, Albert Stackhouse and Robert Unangst, North 19 degrees 19 minutes 48 seconds West a distance of 407.46 feet to an iron pipe (found) corner to Robert Unangst (now or formerly); thence (5) along the same, South 70 degrees 34 minutes 12 seconds West a distance of 293.15 feet to a corner of the same, in the aforementioned right of way of N.J. State Highway Route 46 (Service Road C); thence (6) Along said right of way line of N.J. State Highway Route 46 by a curve to the right having a radius of 1955.16 feet an arc length of 53.01 feet and whose chord bears, North 26 degrees 54 minutes 36 seconds West a distance of 53.01 feet to a point in said right of way line (opposite base line station 241+26+/-); thence (7) along said Northeasterly right of way line, North 19 degrees 13 minutes and 48 seconds West a distance of 25.61 feet to a corner in said right of way line, corner to lands remaining to Grantor herein; thence (8) along lands remaining to Grantor, North 70 degrees 34 minutes 12 seconds East a distance of 750.00 feet to a corner of the same; thence (9) along lands remaining to Grantor, South 32 degrees 31 minutes and 53 seconds East a distance of 815.46 feet to a corner of the same; thence (10) along lands remaining to Grantor, South 31 degrees 53 minutes 19 seconds West a distance of 407.00 feet to a point of curvature; thence (11) along the same, by a curve to the right having a radius of 300.00 feet an arc length of 152.86 feet and whose chord bears, South 46 degrees 29 minutes and 9 seconds West a distance of 151.22 feet to a point of tangency; thence (12) along the same, South 61 degrees 5 minutes and 0 seconds West a distance of 43.19 feet to a corner of lands remaining to the Grantor in the Northeasterly right of way line of frontage road known as “Service Road C” (formerly Perry Street); said corner in located 50 feet more or less measured Northwesterly along said right of way line from the Northwest corner of lands now or formerly belonging to Ella Bucek; thence (13) along said right of way line, North 28 degrees 55 minutes and 00 seconds West a distance of 220.00 feet to an angle point in said right of way line; thence (14) still along said right of way line of “Service Road C” South 61 degrees, 5 minutes and 0 seconds West a distance of 85.80 feet to a point on a curve; thence (15) by a curve to the right (parallel and 10 feet Northeasterly radially from an existing curb) having a radius of 140.00 feet an arc distance of 57.31 feet and whose chord bears, North 74 degrees 04 minutes 56 seconds West a distance of 56.91 feet to a point on said curve in the aforementioned right of way line of N.J. State Highway Route 46: thence (16) along said right of way (parallel and 30 feet Northeasterly at right angles from the centerline of Service Road C), North 41 degrees 13 minutes and 56 seconds West a distance of 371.61 feet to the place of beginning.

1

TRACT II:

BEGINNING at an iron on the Northerly sideline of Kitchen Street where the same is intersected by the Westerly line of land of Charles Dutt, said point being also the seconds corner described in a deed from Helen A. Weller to Ladis L. Bucek and wife dated December 12, 1950 and recorded in the Warren County Clerk’s Office in Book 349 of Deeds page 457 and from said point and place of beginning running thence;

1.         Along land of Charles Dutt North 23 degrees 28 minutes 23 seconds West 419.62 feet to an iron on the Southeasterly sideline of a 50 foot wide right of way thence;

2.         Along the Southeasterly sideline of said 50 foot wide right of way South 31 degrees 53 minutes 19 seconds West 156.81 feet to a point of curvature, thence;

3.         Still along the Southeasterly sideline of said 50 foot wide right of way on a curve to the right having a radius of 350.00 feet for a distance of 178.34 feet to a point of tangency, thence;

4.         Still along the Southeasterly sideline of said 50 foot wide right of way South 61 degrees 05 minutes West 8.19 feet to a point of curvature, thence;

5.         On a curve to the left having a radius of 35.00 feet for a distance of 54.98 feet to a point of tangency on the Easterly sideline of Frontage Road (formerly Perry Street) thence;

6.         Along the Easterly sideline of Frontage Road (formerly Perry Street) South 28 degrees 55 minutes East 76.79 feet to a point of curvature, thence;

7.         Still along the Easterly sideline of Frontage Road (formerly Perry Street) on a curve to the left having a radius of 970.00 feet for a distance of 186.14 feet to an iron on the Northerly sideline of Kitchen Street, thence;

8.         Along the Northerly sideline of Kitchen Street North 61 degrees 05 minutes East 293.20 feet to the point and place of beginning.

Subject to a 10 foot wide water line easement running along courses 6 and 7 described above.

Subject also to a triangular sight easement at the corner of Frontage Road (formerly Perry Street), and the 50 foot wide right of way, said easement to run from a point which is on the Southerly sideline of the 50 foot wide right of way and 30 feet Easterly from the Easterly sideline of Frontage Road (formerly Perry Street) to the Southwesterly corner of the above described property

Together with Grantors right to use 50 foot right of way in common with others for ingress and egress as described in Deed Book 544, page 1147 of the Warren County Records.

2

TRACT III:

BEGINNING at a point in the line of Truckstops of America; the six following courses and distances from a corner in the Northeasterly right of way line of New Jersey State Highway Route 46 (1953) Section 1 (Freeway) opposite baseline state 246+57 (more or less); said corner being located 30 feet Northeasterly and at right angles from the centerline of a frontage road known as “Service Road C”; thence

(A)                          North 70 degrees 34 minutes 12 seconds East, along lands now or formerly belonging to Garris Elizabeta, for a distance of 41.19 feet to a point for a corner; thence

(B)                          North 19 degrees 19 minutes 48 seconds West, still along the said line of Garris Elizabeta, for a distance of 50.00 feet to a point for a corner; thence

(C)                          North 70 degrees 34 minutes 12 seconds East, still along the said line of Garris Elizabeta, for a distance of 126.82 feet to a point for a corner; thence

(D)                          North 19 degrees 19 minutes 48 seconds West, along lands now or formerly belonging to Garris Elizabeta, Robert Schoonver, Albert Stackhouse and Robert Unangst, 407.46 feet to an iron pipe for a corner; thence

(E)                           South 70 degrees 34 minutes 12 seconds West, along lands now or formerly Robert Unangst, 293.15 feet to a point in the aforementioned Northeasterly right of way line of New Jersey State Highway Route 46 (Service Road C); thence

(F)                            Northwestwardly, along a curve to the right having a radius of 1955.16 feet, an arc length of 53.01 feet, and having a chord bearing of North 26 degrees 54 minutes 34 seconds West, and a chord distance of 53.01, along the said Northeasterly right of way line of New Jersey State Highway Route 46 (Service Road C); thence

(G)                          North 19 degrees 13 minutes 48 seconds West, along the said Northeasterly right of way line of New Jersey State Highway Route 46 (Service Road C), for a distance of 26.61 feet to a point for a corner; thence

(H)                         North 70 degrees 34 minutes 12 seconds East, along lands 525.00 feet to an iron pin set for a corner, said corner being the point and place of beginning; thence

(1)    North 19 degrees 13 minutes 46 seconds West, for a distance of 444.39 feet to a point for a corner; thence

(2)    North 80 degrees 55 minutes 12 seconds East, for a distance of 344.58 feet to a point of curvature; thence

(3)    Northeastwardly, along a curve to the right having a radius of 200.00 feet, an arc length of 297.50 feet, and having a chord bearing of South 56 degrees 27 minutes 59 seconds East, and a chord distance of 270.62 feet, to a point of tangency; thence

3

(4)    South 13 degrees 51 minutes 09 seconds East, for a distance of 965.10 feet to a point for a corner thence

(5)    North 32 degrees 31 minutes 53 seconds West, along lands now or formerly belonging to Truckstops of America, for a distance of 815.46 feet to a point for a corner; thence

(6)    South 70 degrees 34 minutes 12 seconds West, still along the said lands of Truckstops of America, for a distance of 225.00 feet it’s the point and place of beginning.

4

3.218 Paulsboro, NJ
I-295, Exit 18 Berkley Rd.
P.O. Box 400
Paulsboro, NJ 08066
(TCA Site No. 218)

Legal Description

ALL that certain lot, parcel or tract of land, situate and lying in the Township of Greenwich and the Township of East Greenwich, County of Gloucester, State of New Jersey, and being more particularly described as follows:

BEGINNING at a point in the southerly line of Berkley Road as widened to 37 feet from the original center line thereof, corner to lands of Mt. Royal Plaza, Inc. and extending from aforesaid beginning point;

THENCE along said lands South 25 degrees 41 minutes 40 seconds West, 165.00 feet;

THENCE along same, South 61 degrees 18 minutes 20 seconds East, 46.91 feet;

THENCE still along lands of Mt. Royal Plaza, Inc. and the easterly line of a fifty foot wide access easement, known as Borelli Boulevard, South 40 degrees 33 minutes 40 seconds West, 925.65 feet to an angle point therein and corner to lands now or formerly Yuri Kuperman (Lot 3.03, Block 219 on Tax Map);

THENCE along said lands and crossing Borelli Boulevard, North 26 degrees 04 minutes 04 seconds West, 219.99 feet;

THENCE still along lands of Kuperman, South 64 degrees 39 minutes 56 seconds West, 312.75 feet to a point in line of lands now or formerly of William C. Marke, Jr. (Lot 3.04, Block 219);

THENCE along lands of Marks, North 24 degrees 14 minutes 30 seconds West 188.99 feet;

THENCE still along said lines, South 65 degrees 45 minutes 30 seconds West 400.00 feet to a point in the easterly line of Dominick Lane (50 feet wide);

THENCE along said easterly line, North 24 degrees 14 minutes 30 seconds West, 277.34 feet;

THENCE along the northerly line of Erhardt Drive (50 feet wide), South 65 degrees 45 minutes 30 seconds West, 336.57 feet to a corner of lands now or formerly Roy E. Scott (Lot 2, Block 217 Tax Map);

THENCE along lands of Scott, North 34 degrees 38 minutes 50 seconds West 341.92 feet to a point in the southerly line of Interstate Route 295;

THENCE along said southerly line curving to the left in a northeasterly direction, a distance of 1141.55 feet measured along the arc of circular curve of radius 20,125 feet (the chord of said arc being North 66 degrees 29 minutes 45 seconds East, 1141.40 feet);

THENCE along the southerly line of an exit ramp from Route 295, North 79 degrees 37 minutes 19 seconds East, 125.79 feet;

THENCE along same, South 72 degrees 20 minutes 51 seconds East 232.32 feet;

THENCE still along the southerly line, North 71 degrees 53 minutes 34 seconds East 164.39 feet to a corner of lands now or formerly Wendy’s Old Fashioned Hamburgers of New York, Inc.;

THENCE along lands of Wendy’s, South 18 degrees 06 minutes 26 seconds East, 145.75 feet;

THENCE along said lands, North 71 degrees 53 minutes 34 seconds East, 66.68 feet to a point of curvature;

THENCE curving to the right in a northeasterly direction, a distance of 39.58 feet, measured along the arc of a circular curve of radius 73 feet (the chord of said arc being North 87 degrees 27 minutes 28 seconds East, 39.10 feet) to a point of tangency;

THENCE still along lands of Wendy’s South 77 degrees 02 minutes 37 seconds East, 219.16 feet;

THENCE still along said lands, North 14 degrees 11 minutes 35 seconds East, 172.79 feet to a point in the southerly line of Berkley Road;

THENCE parallel with and 37 feet South of the original line of Berkley Road when measured at right angles thereto, South 64 degrees 18 minutes 20 seconds East, 129.28 feet to the point of BEGINNING.

BEING Block 191, Lots 1 and 3 on tax map Township of Greenwich and Block 217, Lot 3.01 and Block 219, Lots 3.01, 3.02, 3.05, and 16 on tax map Township of East Greenwich, County of Gloucester and State of New Jersey.

EXCEPTING THEREOUT AND THEREFROM Parcel 91A comprising 0.057 acres, more or less, conveyed to the State of New Jersey to alter the southerly line of Route 295. This parcel of land begins in Course # 11 of above described premises and crosses Lot 1, Block 191 to terminate in course # 12.

PARCEL 91A being described in particular as follows:

BEGINNING at an angle point in the original right of way of Interstate 295 being located South 25 degrees 13 minutes 04 seconds East, 125.00 feet on a radial line from Station 408+00 as shown on the General Property Parcel Maps of Route 295 and extending from aforesaid beginning point;

THENCE along said original right of way line, North 79 degrees 37 minutes 19 seconds East, 125.79 feet;

THENCE along same, South 72 degrees 20 minutes 51 seconds East, 48.10 feet;

THENCE crossing lands of Travel Centers of America, Inc., South 84 degrees 19 minutes 51 seconds West, 134.38 feet;

THENCE still crossing said lands, South 76 degrees 04 minutes 32 seconds West, 102.64 feet to a point in the existing southerly line of Route 295;

THENCE along said line curving to the left in a northeasterly direction a distance of 70.44 feet measured along the arc of a circular curve of radius 20,125 feet (the chord of said arc being North 64 degrees 52 minutes 57 seconds East, 70.44 feet to the point of BEGINNING.

BEING part of Lot 1, Block 191 on tax map Township of Greenwich, County of Gloucester, and State of New Jersey.

BEING NOW KNOWN as Block 191, Part of Lot 1 and all of Lot 3 on tax map Township of Greenwich and Block 217, Lot 3.01 and Block 219, Lots 3.01, 3.02, 3.05 and 16 on tax map Township of East Greenwich, County of Gloucester and State of New Jersey.

3.081 Albuquerque, NM
2501 University Blvd., NE
Albuquerque, NM 87107
(TCA Site No. 81)

Legal Description

Bernalillo County Property:

A certain Parcel of land situate within projected Section 9, Township 10 North, Range 3 East, New Mexico Principal Meridian, in the Town of Albuquerque Grant, in the City of Albuquerque, Bernalillo County, New Mexico, and being more particularly described by metes and bounds survey, using state plane grid bearings and ground distances, as follows:

BEGINNING at the Southwest corner of the Parcel herein described, a point on the Westerly right-of-way line of University Blvd. N.E., from whence the Albuquerque control Survey Station “10-H15” bears S. 65° 06’ 55” W., a distance of 1,222.88 feet; THENCE,

N. 00° 37’ 30” E., a distance of 486.06 feet along said Westerly right-of-way line to the Northeasterly corner of the Parcel herein described, a point of curvature; THENCE,

Northwesterly, a distance of 545.92 feet along the arc of a curve bearing to the left having a radius of 238.88 feet, a Delta Angle of 130° 54’ 53” and a long chord which bears N. 64° 49’ 57” W., 434.60 feet distance along the right-of-way line of Interstate 25 to a point of tangency; THENCE,

S. 49° 42’ 37” W., a distance of 67.56 feet continuing along said right-of-way line of Interstate 25 to a non-tangent point on curve; THENCE,

Southwesterly, a distance of 325.32 feet continuing along said right-of-way of Interstate 25 along the arc of a curve bearing to the left having a radius of 1,345.50 feet, a Delta Angle of 13° 51’ 11” and a long chord which bears S. 42° 48’ 57” W., 324.53 feet distance to a non-tangent point on curve; THENCE,

S. 28° 00’ 47” W., a distance of 186.56 feet continuing along said right-of-way line of Interstate 25 to a non-tangent point on curve; THENCE,

Southwesterly, a distance of 371.31 feet continuing along said right-of-way of Interstate 25 along the arc of a curve bearing to the left having a radius of 2,765.00 feet, a Delta Angle of 7° 41’ 39” and a chord which bears S. 24° 02’ 30” W., 371.03 feet distance to a point on curve and the Southwest corner of the Parcel herein described, THENCE,

N. 82° 44’ 42” E., a distance of 906.17 feet to the Southeast corner and point of BEGINNING of the Parcel herein described.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

A certain Parcel of land situate within the Town of Albuquerque Grant, in the City of Albuquerque, Bernalillo County, New Mexico, and being more particularly described by metes and bounds survey, as follows:

BEGINNING at the Southeast corner of the Parcel herein described, a point on the Westerly right-of-way line of University Blvd. N.E., WHENCE the 1/4 corner common to Sections 9 and 10, Township 10 North, Range 3 East, New Mexico Principal Meridian bears S. 57° 33’ 31” E., 769.45 feet distance; THENCE,

N. 00° 26’ 00” E., 486.06 feet distance along said Westerly right-of-way line to the Northeast corner; THENCE,

Northwesterly, 545.58 feet distance along the arc of a curve bearing to the left (said arc having a radius of 238.88 feet and a long chord which bears N. 64° 59’ 45” W., 434.50 feet distance) along the right-of-way line of Interstate 25 to a point of tangency; THENCE,

1

Exhibit A

S. 49° 34’ 30” W., 67.56 feet distance along said right-of-way line of Interstate 25 to a point on curve (not tangent to bearing); THENCE,

Southwesterly, 325.32 feet distance continuing along said right-of-way of Interstate 25 along the arc of a curve bearing to the left (Said arc having a radius of 1,345.50 feet and a chord which bears S. 42° 40’ 50” W., 324.53 feet distance) to a point, (not tangent to curve); THENCE,

S. 27° 52’ 40” W., 186.56 feet distance continuing along said right-of-way line of Interstate 25 to a point on curve (not tangent to bearing); THENCE,

Southwesterly, 371.11 feet distance continuing along said right-of-way line of Interstate 25 along the arc of a curve bearing to the left (said arc having a radius of 2,765.00 feet and a chord which bears S. 23° 54’ 30” W., 370.83 feet distance) to a point on a curve and Southwest corner; THENCE,

N. 82° 36’ 35” E., 906.58 feet distance to the place of BEGINNING of the Parcel herein described.

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3.008 Gallup, NM
3404 W. Highway 66
Gallup, NM 87301-6841
(TCA Site No. 8)

Legal Description

McKinley County Property:

A certain tract of land lying in the NE1/4 of Section 27, T.15N., R. 19W., N.M.P.M., City of Gallup, County of McKinley, State of New Mexico being more particularly bounded and described as follows, to wit:

Commencing at a point for the Northeast corner of said tract of land, said same point lying on the Northerly line of Section 27, T.15N., R.19W., N.M.P.M. and from whence the corner common to Sections 22, 23, 26 and 27, T.15 N., R. 19W., N.M.P.M., (being a brass cap monument) bears N. 87° 17’ 00” E., a distance of 1,331.64 feet; to the point of BEGINNING,

THENCE, S. 12° 22’ 00” E., along the easterly line of said tract a distance of 791.05 feet to a point for the southeast corner of said tract, said same point lying on the Northerly right-of-way line of Highway U.S. 66;

THENCE, S. 77° 38’ 00” W., along the Southerly line of said tract and the Northerly right-of-way line of Highway U.S. 66 a distance of 828.32 feet to a point for the Southwest corner of said tract;

THENCE, N. 12° 22’ 00” W., along the Westerly line of said tract a distance of 762.28 feet to a point for the Northwest corner of said tract, said same point lying on the Southerly right-of-way line of the Atchison Topeka and Santa Fe Railroad;

THENCE, N. 73° 53’ 00” E., along the Northerly line of said tract and the Southerly right-of-way of the Atchison Topeka and Santa Fe Railroad a distance of 721.54 feet to an angle point, said same point lying on the Northerly line of Section 27, T.15N., R.18W., N.M.P.M.;

THENCE, N. 87° 17’ 00” E., along the Northerly line of said tract and the Northerly line of Section 27, T.15N., R19W., N.M.P.M., a distance of 109.87 feet to a point for the Northeast corner of said tract, said same point being the true point and place of BEGINNING.

Also being insured as follows: Also encumbering the following described land to the extent not induded in the afore described land:

A tract of land lying within the Northeast quarter (NE1/4) of Section Twenty-seven (27), Township Fifteen (15) North, Range Nineteen (19) West, N.M.P.M., McKinley County, New Mexico, and more particularly described as follows:

Commencing for a tie at the Northeast corner of Section 27 and run S. 87° 17’ W., along the section line a distance of 1331.6 feet to the real point of BEGINNING;

THENCE S. 12° 22’ E., a distance of 791.05 feet to the Southeast corner of the tract, said corner being on the Northern right-of-way line of U.S. Highway 66;

THENCE S. 77° 38’ W. along said right-of-way line, 828.32 feet to the Southwest corner of the tract;

THENCE N 12° 22’ W., a distance of 762.28 feet to the Northwest corner of the tract, said corner being on the Southern right-of-way line of the A.T. & S.F. Railroad;

THENCE N. 73° 53’ E., along said right-of-way line a distance of 721.54 feet to a point;

THENCE N. 87° 17’ E., a distance of 109.87 feet to the real point of BEGINNING.

Also known as Truckstops of America Addition, to the City of Gallup, as the same is shown and designated on the plat of said subdivison filed in the office of the County Clerk of McKinley County, New Mexico on March 30, 1977 as Reception #168,076.

3.014 Las Cruces, NM
202 N. Motel Blvd.
Las Cruces, NM 88005
(TCA Site No. 14)

Legal Description

Dona Ana County Property:

Lot 1 of T A Subdivision, Las Cruces, New Mexico, as the same is shown and designated on the plat of said T A Subdivision, filed in the Office of the County Clerk of Dona Ana County, New Mexico on October 20, 1999 in Plat Book 19, Folio 330-331.

3.229 Moriarty, NM
P.O. Box 2740
1700 US Route 66 West
Moriaty, NM 87035
(TCA Site No. 229)

Legal Description

Torrance County Property:

Bates Lease Parcel

Being all that certain tract of land which is a portion of the FL. BATES ESTATE, as the same is shown and designated on the plat thereof, filed in the records of the Office of the County Clerk of Torrance County, New Mexico, on April 15, 1976, in Book A-2, Page 100, and being all of Lots 3, 4 and 5, and a portion of Lot 6, and also an unplatted portion of Land of Charles Bates, an as shown on the above mentioned Lands of FL. Bates Estates, and being more particularly described as follows:

BEGINNING at the northwest corner of the tract herein described, which is the northwest corner of said Lot 5;

Thence, S. 43° 46’ 17” E., a distance of 2435 feet;

Thence, 5. 38° 45’ 54” E., a distance of 326.90 feet;

Thence, following a curve to the left whose radius is 225.00 feet and having a central angle of 99° 48’ 14”, an arc distance of 391.93 feet;

Thence, S. 63°44’ 17” E., a distance of 496.10 feet;

Thence, S. 26° 15’ 43” W., a distance of 82032 feet;

Thence, Due West, a distance of 645.79 feet;

Thence, N. 00° 05’ 04” W., a distance of 1234.28 feet to the point of beginning.

Pachta Lease Parcel

Lot numbered Two (2) as shown on plat of division of land of F.L. Bates Estate, filed April 15, 1976 on Page 100, Book A-2, of the records of the Office of the County Clerk of Torrance County, New Mexico. Said property is located in Sec. 14, T.9N., R.8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico.

McComb Lease Parcel

Lot numbered One (1) as shown on plat of division of land of F.L. Bates Estate, filed April 15, 1976 on Page 100, Book A-2, of the records of the Office of the County Clerk of Torrance County, New Mexico. Said property is located in Sec. 14, T.9N., It8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico.

AND

A portion of Lot numbered Six (6) as shown on plat of division of land of FL. Bates Estate, med April 15, 1976 on Page 100,

Book A-2, of the records of the Office of the County Clerk of Torrance County, New Mexico. Said property is located in Sec. 14, T.9N., R.8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico and more particularly described as follows;

BEGINNING at the northwest corner of the tract herein described, which is the Southwest corner of Lot 2 as shown on plat of division of land of F.L. Bates Estate, filed April 15, 1976 on Page 100, Book A-2, of the records of the Office of the County Clerk of Torrance County. New Mexico. Said property is located in Sec. 14, T.9N., R.8E., N.M.P.M., City of Moriarty, County of Torrance, State of New Mexico;

Thence, S.63° 44’ 17” E., a distance of 397.65 feet;

Thence, S. 00° 39’ 18” E., a distance of 380.36 feet;

Thence, Due West, a distance of 635.43 feet;

Thence, N. 26° 15’43” E., a distance of 620.32 feet to the point of beginning.

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Exhibit A

SURVEYED DESCRIPTION:

A certain tract of land situate within Section 14, Township 9 North, Range 8 East, N.M.P.M., Torrance County, New Mexico, and being all of Lots 1,2, 3, 4, 5, an unplatted portion of Land of Charles R. Bates and a portion of Lot 6, all as shown on the Division of Lands of ltL. Bates Estates as the same is shown and designated on the plat thereof, filed in the records of the Office of the County Clerk of Torrance County, New Mexico, on April 15, 1976, in Book A-2, Page 100, and being more particularly described as follows:

BEGINNING at the northwest corner of the tract herein described, which is the northwest corner of Lot 5, from which point a brass cap set it concrete at the intersection of the Westerly right of way of Green Road and the Southerly right of way of Old U.S. Highway 66 bears N 61’ 13’ 58” W, a distance of 73.33 feet; Thence, from said point of beginning, Thence, S66° 05’ 47” E, a distance of 24.87 feet;

Thence, S 38° 36’ 27” E, a distance of 326.31 feet to a point of curvature;

Thence, 385.16 feet along the arc of a curve to the left, said curve having a radius of 225.00 feet, a delta of 98° 04’45”, and a chord which bears 587° 37’ 56” E, a distance of 339.82 feet;

Thence, 5 63° 43’ 53” E, a distance of 792.21 feet to the Northeast corner of the tract herein described;

Thence, S 00° 38’ 54” E, a distance of 604.66 feet to the Southeast corner of the tract herein described;

Thence, N 89° 59’ 49” W, a distance of 1281.44 feet to the Southwest corner of the tract herein described;

Thence, N 00° 04’ 40” W, a distance of 1234.28 feet to the Northwest corner and point of beginning.

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3.023 Santa Rosa, NM
HC 69-P.O. Box 120
Santa Rosa, NM 88435 (TCA Site No. 23)

EXHIBIT A

Legal Description

Fee Simple Interest:

Parcel One (1), being Lots Two (2) and Five (5), Block Fourteen (14) of the Irwin Subdivision, within Section 6, Township 8 North, Range 22 East, N.M.P.M., City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey, dated September 13, 2000, by Wayjohn Surveying, Inc., as Project TA RESURVEYS.

Parcel Two (2), being Lots One (1) through Four (4), inclusive, Block Fifteen (15) of the Irwin Subdivision, within Section 6, Township 8 North, Range 22 East, N.M.P.M., City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey, dated September 13, 2000, by Wayjohn Surveying, Inc., as Project TA RESURVEYS.

Leasehold Interest:

Tract 1: Lease dated April 9, 1999 between J. Patrick White & Nancy White to Travel Centers of America, Memorandum of Lease in Book 65, page 644.

The southerly portion of Lot One (1), Block Thirteen (13) and all of Lot One (1), Block Fourteen (14), Irwin Subdivision, City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey by Geometron Survey Systems, dated January 25, 1999, Drawing No. T-967-24-GU, filed in the Guadalupe County Clerk’s Office on January 13, 1999, in Plat Book B, page 382.

AND

Tract 2: Lease dated May 9, 1988 between Elaine White, Sally Steele & J. Patrick White & Truckstops Corporation of America, Memorandum of Lease in Book 56, page 660, assigned to TA Operating Corporation at Book 60, page 818.

Lot Three (3) and the northerly two hundred (200) feet of Lots One (1) and Two (2), Block Thirteen (13), Irwin Subdivision City of Santa Rosa, Guadalupe County, New Mexico, as shown on plat of survey, dated September 13, 2000, by Wayjohn Surveying, Inc., as Project TA RESURVEYS.

3.207 Binghamton, NY
753 Upper Court St.
P.O. Box 190
Binghamton, NY 13904
(TCA Site No. 207)

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, being a part of lot Number 20 Bingham’s Patent, bounded and described as follows:

Beginning at a stake in the northerly line of the highway presently designated as U.S. Route No. 11 and New York Route No. 17 which said stake is in the westerly line of premises conveyed to Byron Layton by Ezekiel Finch by deed recorded in the Broome County Clerk’s Office January 28, 1868 in Book 75 of Deeds at page 216; thence North 7° 09’ East and along the westerly line of said premises 149.47 feet to an iron; thence South 74° 58’ East 176.2 feet to an iron, which said iron is 362.4 feet from the center line of Court Street and measured along the westerly line of premises conveyed by Admiral P. Layton, et al to Byron A. Layton and Nellie H. Layton, his wife, by deed recorded in said Clerk’s Office August 29, 1931 in Book 413 of Deeds at page 121; thence North 6° 41’ East 47.1 feet to an iron now or formerly in the center of a brook; thence South 48° 09’ East 211.72 feet to an iron now or formerly in the center of said book; thence South 6° 41’ West 231 feet to an iron in the northerly line of said highway; thence north 54° 42’ West and along the northerly line of said highway 268+ feet to a point; thence north 58° West and along said highway line 125.5 feet to the point or place of beginning.

PARCEL II:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, Broome County, New York being a part of premises conveyed to Charles C. Morgan by Admiral P. Layton September 11, 1928 by deed recorded in Broome County Clerk’s Office in Liber 382 of Deeds, page 36 and more particularly described as follows: Commencing at a point in the center of the highway leading from Binghamton to Kirkwood on the north side of the Susquehanna River and in the west line of said premises of Charles C. Morgan; thence southwardly passing through an iron stake standing at or near the south line of the said highway and along the west line of the said premises of Charles C. Morgan about 400 feet to a point, 375 feet from the said iron stake; thence eastwardly at right angles 174.6 feet; thence northwardly at an interior angle of 90° 05’ along a line marked with stakes about 362.4 feet to the center of the above mentioned highway, the last described course passing through an iron stake standing at or near the south line of the said highway; thence westwardly along the center of the said highway about 179 feet to the place of beginning.

EXCEPTING AND RESERVING THEREFROM, ALL THAT TRACT OR PARCEL OF LAND, situated in the Town of Kirkwood, County of Broome and State of New York, in Lot No. Twenty (20) of Bingham’s Patent, bounded and described as follows: Beginning at an iron in the west line of lands formerly of Admiral Layton about four hundred (400) feet southerly from the center of Court Street at the southwest corner of a lot conveyed to Charles Morgan by deed recorded in Deed Book No. 413 at page 120; thence along the west line of said lot, North seven (7) degrees nine (9) minutes East, twenty-six and twenty-seven hundredths (26.27) feet to an iron; running thence South seventy-four (74) degrees fifty-eight (58) minutes East, one hundred seventy-six and two tenths (176.2) feet to an iron at the southeast corner of said lot; running thence along the south line of said lot North

1

eighty-three (83) degrees thirty-two (32) minutes West, one hundred seventy-four and six tenths (174.6) feet to the point or place of beginning.

PARCEL III:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, County of Broome and State of New York, being a part of the premises conveyed to Charles Morgan by Admiral P. Layton by deed dated Sept. 11, 1928, and recorded in the Broome County Clerk’s Office in Book of Deeds No. 382, at page 36, and more particularly described as follows: Commencing at an iron pipe in the southerly line of the highway leading form Binghamton to Kirkwood on the north side of the Susquehanna River, and which point of beginning is the northeast corner of the premises now or formerly owned by Mitchell Shulman; thence along the southerly line of said highway a distance of 175.67 feet to an iron pipe; thence S 6° 41’ W a distance of 392.12 feet to a point; thence N 48° 09’ W a distance of 212.65 feet more or less to an iron pipe; thence N 6° 27’ E a distance of 284.97 feet to the point of beginning.

PARCEL IV:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Kirkwood, Broome County, New York, bounded and described as follows: Commencing at a point in the northerly line of “Upper Court Street” presently designated as New York State Route No. 17 and U.S. Route 11, where the same is intersected by the westerly line of premises formerly known as the “Byron Layton Farm”; thence north 4° 52’ west 259.58 feet to an iron pipe; thence south 85° 13’ west 203.09 feet to an iron; thence south 4° 52’ east 107.35 feet to a point in the north bounds of said highway at the center of a pipe sluiceway under said highway; thence southeastwardly and along the northerly line of said highway 254 feet to the point or place of beginning.

PARCEL V:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, bounded and described as follows:

Beginning at a rebar (reinforcing rod) found at the intersection of the southerly boundary of Barlow Road with the easterly line of the parcel described in the deed to Clinton R. Wood and Ralph V. Wood recorded in Liber 1000 of Deeds at page 59;

Thence along the lines of said Wood parcel the following three courses:

South 06° 26’ 59” West a distance of 166.96 feet to a rebar set;

Thence South 79° 31’ 52” East a distance of 203.41 feet to a rebar set;

Thence South 05° 54’ 06” West a distance of 80.75 feet to a pipe found at the northeasterly corner of the first parcel described in the deed to Clinton R. Wood and Ralph V. Wood recorded in Liber 781 of Deeds at page 55;

Thence South 05° 38’ 06” West along the easterly line of said Wood parcel a distance of 257.77 feet to a rebar set;

Thence North 61° 09’ 04” West through said Wood parcel a distance of 302.28 feet to a rebar set in the westerly line of said parcel;

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Thence North 05° 58’ 59” East along the westerly line of both of the above mentioned Wood parcels a distance of 406.98 feet to a pipe found in the southerly boundary of Barlow Road;

Thence South 81° 41’ 33” East along said road boundary a distance of 75.47 feet to the point of beginning.

PARCEL VI:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York, bounded and described as follows:

BEGINNING at a point in the center of the highway leading from Kirkwood to Binghamton, commonly known as the Lackawanna Trail at a point where the East line of the farm conveyed by Elizabeth S. Slattery to Henry A. Bayless and Lillian A. Bayless by Warranty Deed dated February 1, 1900 and recorded in Broome County Clerk’s Office February 3, 1900 in Book 177 of Deeds at page 238; Thence South along the Easterly line of the said farm to the North line of the right of way of the Erie Railroad Company; THENCE West along the North line of the right of way of the Erie Railroad Company 214 feet to a point; THENCE Northerly in a line parallel with the first line herein described to the center of said highway leading from Kirkwood to Binghamton; THENCE Easterly along the center of the highway 214 feet to the point of beginning. The premises hereby conveyed are bounded on the North by the Highway leading from Kirkwood to Binghamton, commonly known as the Lackawanna Trail; on the East by lands now or formerly of Nathan Wood; on the south by the right of way of Erie Railroad Company; and on the West by lands of said party of the first part.

ALSO ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Kirkwood, County of Broome and State of New York and being a parcel approximately 63.2 feet on Barlow Road, so called, formerly (Old Route 17) and having a depth of approximately 23.19 feet on the Westerly boundary and 236.6 feet on the Easterly boundary.

EXPECTING THEREFROM the above two parcels of land, one parcel of land conveyed by Charles L. Crawford and Eva J. Crawford to Nate Wood by Warranty Deed dated February 4, 1948 and recorded in Broome County Clerk’s Office February 4, 1948 in Book 667 of Deeds at page 229, said parcel containing Approximately 5 acres of land more or less; and one parcel of land conveyed by Eva J. Crawford to Clinton R. Wood and Ralph V. Wood by Warranty Deed dated May 25, 1959 and recorded in said Clerk’s Office on May 25, 1959 in Book 1000 of Deeds at page 59.

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3.194 Pembroke, NY
8420 Alleghany
P.O. Box 276
Corfu, NY 14036
(TCA Site No. 194 – Pembroke)

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, situate, lying and being in the Town of Pembroke, County of Genesee, State of New York; being part of Lot 10, Township 12, Range 4 of the Holland Land Company’s Survey and more fully described as follows: COMMENCING at the point of intersection of the south line of the New York State Thruway and the west bounds of the Indian Falls-Corfu Road, such point being the Point of Beginning.

Thence, South 03° 52’ 46” West along the west bounds of the Indian Falls-Corfu Road, 327.55 feet to a point, said point being the northeast corner of Map 40 Parcel 41 of lands acquired by the State of New York; Thence, South 06° 37’ 02” West along the west line of said Parcel 41, 203.80 feet to a point; Thence South 07° 14’ 48” West, 334.55 feet to a point; Thence South 02° 24’ 53” West, 285.05 feet to a point;

Thence, South 43° 03’ 02” West, 90.88 feet to a point in the north line of certain 50-foot wide right of way granted to the Niagara, Lockport and Ontario Power Co. recorded in the Genesee County Clerk’s Office in Liber 274 of Deeds at Page 166; Thence along said right of way north line, North 80° 28’ 20” West, 699.13 feet to a point in said north line;

Thence, on a line, North 02° 00’ West to the point of intersection of said line with the point in the south bounds of the N.Y. State Thruway, (Map 39 Parcel 40) which is southeasterly 166.07 feet measured radially from station 129 + 68.47 of the survey base line of construction of the N.Y. State Thruway, a distance of 537.97 feet;

Thence, North 53° 28’ 30” East along the south bounds of the N.Y. State Thruway, 374.83 feet to a point; Thence, North 59° 26’ 46” East continuing along the south bounds of the N.Y. State Thruway, to the Point of Beginning, a distance of 660.67 feet.

Said premises being alternatively described as follows:

ALL THAT TRACT OR PARCEL OF LAND, situate, lying and being in the Town of Pembroke, County of Genesee, State of New York, being part of Lot 10, Township 12, Range 4 of the Holland Land Company’s survey and more fully described as follows:

BEGINNING at the point of intersection of the south line of the New York State Thruway and the west bounds of the Indian Falls-Corfu Road; Thence South 03° 52’ 46” West along the west bounds of the Indian Falls-Corfu Road, 327.55 feet to a point, said point being the northeast corner of Map 40 Parcel 41 of lands acquired by the State of New York; Thence, South 6° 37’ 02” West along the west line of said Parcel 41, 203.80 feet to a point; Thence South 07° 14’ 48” West, 334.55 feet to a point; Thence South 02° 24’ 53” West, 285.05 feet to a point; Thence, South 43° 03’ 02” West, 90.88 feet to a point in the north line of certain 50-foot wide right of way granted to the Niagara, Lockport and Ontario Power Co. recorded in the Genesee County Clerk’s Office in Liber 274 of Deeds at Page 166; Thence along said right of way north line, North 80° 28’ 20” West 699.13 feet to a point in said north line; Thence, on a line North 02°00’00” est, to the point of intersection of said line with the point in the south bounds of the N.Y. State Thruway (Map 39, Parcel 40) which is

1

southeasterly 166.07 feet measured radially from station 129 + 68.47 of the survey base line of construction of the N.Y. State Thruway, a distance of 537.97 feet; Thence, North 53°28’30” East along the south bounds of the N.Y. State Thruway, 374.83 feet to a point; Thence, North 59° 26’ 46” East continuing along the south bounds of the N.Y.S. Thruway, to the Point of Beginning, a distance of 660.67 feet.

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3.208 Dansville, NY
9616 Commerce Drive
P.O. Box 170
Dansville, NY 14437
(TCA Site No. 208)

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, situate in Town Lot 23, Range 6, in the Town of North Dansville, County of Livingston and State of New York, bounded and described as follows: Beginning at a point on the westerly bounds of the New Sewer Plant Road at a point that is 9.96 feet southerly of an existing concrete monument marking the northwesterly bounds of said New Server Plant Road and the south bounds of the Genesee Expressway in the Town of North Dansville, said point of beginning being the northeast corner of lands conveyed by Charles Owens to Richard, James and John Bennett by Deed recorded in the Livingston County Clerk’s Office in Liber 391 of Deeds, page 633 thereof, said point of beginning being further described as being on the southerly bounds of lands conveyed to John W. Kelly and William F. Kelly, Jr. by Deed recorded in the Livingston County Clerk’s Office in Liber 352 of Deeds, page 357 thereof; thence South 18° 11’ 20” West along the westerly bounds of the New Sewer Plant Road a distance of 94.19 feet to an existing concrete monument; thence south 08° 10’ 50” E still along the bounds of the New Sewer Plant Road a distance 178.21 feet to an existing concrete monument; thence South 25’ 06” East still along the west bounds of the New Sewer Plant Road a distance of 35.93 feet to the northerly bounds of a 60.0 foot wide easement owned by the People of the State of New York and shown on Map No. 4 and identified as being Parcel No. 12 of the Genesee Expressway (Wayland to Dansville) as filed in the Livingston County Clerk’s Office on March 17, 1966; thence South 65° 08’ 40” West along the northwesterly bounds of said 60.0 foot wide easement a distance of 434.12 feet; thence North 02° 07’ East a distance of 373.63 feet to the northwesterly corner of lands conveyed by Owens to Bennett, as aforesaid, and the south bounds of the lands conveyed to John and William Kelly, as aforesaid; thence North 73° 45’ East along the north line of lands of Richard, James and John Bennett, as aforesaid, and the south bounds of John and William Kelly, as aforesaid, a distance of 384.26 feet to the point of beginning.

PARCEL II:

ALL THAT TRACT OR PARCEL OF LAND situate in Town Lot 23, Range 6, in the Town of North Dansville, County of Livingston and State of New York, bounded and described as follows: Beginning at the most southerly corner of New Sewer Plant Road, said point being the southeasterly corner of Parcel No. 12 as shown on a map of lands appropriated by the People of the State of New York for highway purposes as filed in the Livingston County Clerk’s Office and as indicated by Notice recorded in Liber 388 of Deeds, page 402 thereof; thence South 65° 08’ 40” West along the southerly bounds of said Parcel No. 12 on the above-mentioned appropriation map a distance of 430.82 feet to the southwesterly corner of said Parcel No. 12; thence North 39° 28’ West along the westerly end of said Parcel No. 12 a distance of 45.78 feet to the town line, being the westerly town line of the Town of North Dansville and the east town line of the Town of Osslar; thence north 02° 07’ East along said town line, it being a westerly line of Parcel No. 12 on the above-referenced appropriation map, a distance of 17.62 feet; thence North 65° 08’ 40” East along the north line of said Parcel No. 12 in the above-referenced appropriation map a distance of 434.12 feet, said last described above line being along the south line of lands conveyed by Charles Owens to Richard, James and John Bennett by deed recorded in the Livingston County Clerk’s Office in Liber 391 of Deeds, page 633 thereof; thence South 25° 06’ East along the southwesterly bounds of New Sewer Plant Road a distance of 60.0 feet to the point of beginning.

PARCEL III:

ALL THAT TRACT OR PARCEL OF LAND situate in Town Lot 23, Range 6, in the Town of North Dansville, County of Livingston and State of New York, bounded and described as follows: Beginning at an existing concrete monument marking the southwesterly bounds of the Genesee Expressway - Interstate Route No. 390 at its intersection with the westerly bounds of New Sewer Plant Road; thence north 53° 15’ 04” West along the southwesterly bounds of the Genesee Expressway a distance of 433.21 feet to an existing concrete monument; thence north 50° 22’ 40” West still along the southwesterly bounds of the Genesee Expressway a distance of 440.69 feet to an existing concrete monument; thence North 58° 37’ West still along the southwesterly bounds of the Genesee Expressway a distance of 209.16 feet to the westerly bounds of lands of John W. Kelly and William F. Kelly, Jr., the last three above described lines being the southwesterly boundary of the Genesee Expressway. as shown on Map No. 3, Parcels Nos. 4 and 5, of the map of lands being appropriated by the People of the State of New York from John W. Kelly and William F. Kelly, Jr., said map filed in the Livingston County Clerk’s Office in connection with Notice of Appropriation recorded in Liber 389 of Deeds, page 843 thereof; thence South 21° 05’ 40” East, leaving the southwesterly bounds of the Genesee Expressway and being along the west line of lands of John and William Kelly, as aforesaid, a distance of 876.69 feet to a corner in said Kellys’ land, said line being approximately 80.0 feet at the southerly end and 100.0 feet at the northerly end northeasterly of the easterly bounds of Canaseraga Creek; thence North 73° 45’ East along the southerly bounds of John and William Kelly’s land, as aforesaid, a distance of 569.23 feet to the northwesterly bounds of New Sewer Plant Road, said line being in part along the north line of lands conveyed by Charles Owens to Richard, James, and John Bennett by Deed recorded in the Livingston County Clerk’s Office in Liber 391 of Deeds, page 633 thereof; thence north 18° 11’ 20” East along the northwesterly bounds of New Sewer Plant Road a distance of 9.96 feet to the point of beginning.

PARCEL IV:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of North Dansville, County of Livingston, State of New York, being more particularly described as follows: Beginning on the south bounds of New Sewer Plant Road in the Town of North Dansville, at the northwest corner of land of the Village of Dansville, being the Village of Dansville sewage treatment site, said point being on the southerly bounds of Parcel #9 lands appropriated by the State of New York and as shown on a map filed in Livingston County Clerk’s Office, recorded in Liber 388 of Deeds at page 102, said point of beginning (343.88) feet S 65-08-40 W of the northeast corner of said Village of Dansville sewer treatment plant situate on the southwesterly bounds of Interstate #390, Genesee Expressway;

Thence S 24-51-20 E leaving New Sewer Plant Road at right angles thereto and being along the southwesterly line of lands of the Village of Dansville sewage treatment plant, a distance of 435.60 feet;

Thence S 65-08-40 W at right angles to the last described line a distance of 505.18 feet;

Thence N 18-24 W a distance of 482.96 feet to the westerly town line of the Town of North Dansville at a point on the most westerly corner of Parcel #12 shown on a map of lands appropriated by the People of the State of New York and filed in Livingston County Clerk’s Office in Liber 388 of Deeds at page 402, thereof;

Thence S 39-28 E along the westerly line of said Parcel #12 a distance of 45.78 feet;

Thence N 65-08-40 E along the southerly line of land shown on the above referenced state highway appropriation map and labeled Parcel #12 a distance of 439.22 feet to the point of beginning.

Excepting therefrom the rights of the Village of Dansville for a sanitary sewer line going from the sewage treatment plant to Canaseraga Creek across the northerly portion of the above described 4.81 acre parcel.

EXCEPTING AND RESERVING to E. Philip Saunders and John A. Holahan, their distributees, heirs, and assigns, a twenty-four (24) foot wide easement running along the full length of the east bounds of the above described parcel to other lands of Saunders and Holahan for the purpose of ingress and egress.

ALSO CONVEYING all right, title, and interest to a right of way reserved by the Grantors in a deed recorded in Livingston County Clerk’s Office on December 22, 1966 in Liber 391 of Deeds at page 633.

EXCEPTING ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, with the buildings and improvements thereon erected, situate, lying and being in the Town of North Dansville, County of Livingston, State of New York, commencing on the south bounds of Commercial Road (formerly called New Sewer Plant Road) in the Town of North Dansville, at the northwest corner of land of the Village of Dansville sewage treatment plant site, said point being on the southerly bounds of Parcel #9 land appropriated by the State of New York and shown on a map filed in Livingston County Clerk’s Office, recorded in Liber 388 of Deeds at page 102, said point of beginning (343.88) feet S 65-08-40 W, of the northeast corner of said Village of Dansville sewer treatment plant situate on the southwesterly bounds of Interstate #390, Genesee Expressway.

Said point of commencing being the northeast corner of land described in a deed from Charles L. Owens to E. Philip Saunders, James L. Griffith and John M. Holahan, recorded in Liber 569 at page 249; thence

S 65-08-40 W, along the northwesterly line of Saunders and other as aforesaid (50.0) feet to the point of beginning; thence

S 24-51-20 E, parallel with the northeasterly line of Saunders as aforesaid (280.0) feet; thence

S 65-08-08 W, (285.0) feet; thence

N 24-51-20 W, (280.0) feet to the northwesterly line of Saunders as aforesaid; thence

N 65-08-40 E, along said Saunder’s northwesterly line (285.0) feet to the point of beginning.

3.208 Dansville, NY
9616 Commerce Drive
P.O. Box 170
Dansville, NY 14437
(TCA Site No. 208)
(Leasehold - Wyoming)

Same as Survey Legal Description

Also, ALL THAT TRACT OR PARCEL OF LAND situate in the Towns of North Dansville and Ossian, County of Livingston, State of New York and being more particularly bounded and described as follows:

Commencing on the south bounds of Sewer Plant Road aka Commercial Road, at the northwest corner of land of the Village of Dansville sewage treatment plant site, said point being on the southerly bounds of Parcel 9 of lands appropriated by the State of New York and shown on a map filed in the Livingston Country Clerk’s Office, recorded in Liber 388 of Deeds at page 102, said point of beginning being 343.88 feet S65-08-40W, of the northeast corner of said Village of Dansville sewer treatment plant situate on the southwesterly bounds of Interstate No. 390, Genesee Expressway; thence S24-51-20E, along lands of the sewage treatment plant, a distance of 435.60 feet to an iron pin; thence S65-08-40W, along lands of Kenneth Carpenter (Liber 857 of Deeds, page 308), a distance of 505.18 feet to the point of beginning of the lands to be herein described; thence

1)	S65-08-40W, a distance of 26.81 feet to the approximate east bank of Canaseraga Creek; thence the following courses along the approximate east bank of the creek;
2)	N25-53-18W, distance of 129.92 feet to a point; thence
3)	N23-23-52W, a distance of 292.88 feet to a point; thence
4)	N00-22-32W, a distance of 34.71 feet to a point; thence
5)	N13-44-28W, a distance of 119.?? feet to a point; thence
6)	N25-15-09W, a distance of 167.78 feet to a point; thence
7)	N35-16-41W, a distance of 250.36 feet to a point; thence
8)	N24-51-55W, a distance of 253.01 feet to a point; thence
9)	N22-21-09W, a distance of 134.55 feet to a point; thence
10)	N18-41-00W, a distance of 480.13 feet to a point on the southwesterly right of way of Interstate No. 390; thence
11)

S58-37-00E, along the southwesterly right of way of Interstate No. 390, a distance of 143.34 feet to the northwest corner of lands conveyed to Livingston County Industrial Development Agency (LCIDA), by Liber ??3 of Deeds, page 346); thence

12)	S21-05-40E, along the west line of lands of LCIDA, a distance of 876.65 feet to the southwest corner of lands described in Liber 563 of Deeds, page 346; thence
13)	N7?-45-00E, a distance of 184.97 feet to the northwest corner of lands conveyed to LCIDA by Liber 563 of Deeds, page 349, thence
14)	S02-07-00W along lands of LCIDA, a distance of 391.24 feet to the northwest corner of lands conveyed to Roadway Motor Plaza, Inc. by Liber 716 of deeds, page 206; thence
15)	S18-24-00E, along the west line of lands of Roadway Motor Plaza, Inc., a distance of 482.96 feet to the point of beginning.

Intending to describe a parcel of land containing 3.770 acres.

3.209 Fultonville, NY
40 Riverside Drive
P.O. Box 421
Fultonville, NY 21072
(TCA Site No. 209)

Legal Description

ALL THOSE TRACTS OR PARCELS OF LAND situate in the Village of Fultonville, County of Montgomery, State of New York being and more particularly described as follows:

Beginning at a set iron pin on the southerly line of Union Street where said southerly line is intersected by the easterly line of Schlote Avenue and running thence from the place of beginning along the monumented right-of-way line of the New York Thruway the following three (3) courses: S 39° 12’ 55” W, 347.68 feet; also along the Village of Fultonville-Town of Glen boundary line, to a set iron pin; thence N 75° 05’ 45” W, 158.00 feet to a concrete right-of-way monument; thence N 64° 51’ 15” W, 343.98 feet to a set iron pin; thence N 45° 16’ 20” E along the southeasterly boundary line of lands of Wayne and Cheryl Hazzard and along the southeasterly end of Center Street a distance of 143.98 feet to a found iron pipe; thence N 39° 27’ 15” E along the southeasterly boundary line of lands of Allan & Patricia Windover a distance of 359.58 feet to a set iron pin; thence S 49° 59’ 20” E along the aforesaid southerly line of Union Street a distance of 461.00 feet to the place of beginning.

Being Parcel I, a portion of Parcel VI and a portion of Parcel VII as described in deed recorded in Montgomery County Clerk’s Office in Liber 479 at page 96.

Beginning at a set iron pin on the westerly line of Schlote Avenue at a distance of 309.6 feet northeasterly along said westerly line from the intersection of the westerly line of Schlote Avenue with the northerly line of Union Street, and running thence from the place of beginning N 59° 50’ 15” W along the northerly boundary of lands of Capitol Vial, Inc. a distance of 326.02 feet to a found iron pin; thence along the southeasterly boundary line of other lands described hereon below the following three (3) courses: N 43° 15’ 19” E, 55.43 feet to a point; thence N 35° 24’ 35” E, 77.00 feet to a point; thence N 24° 52’ 35” E, 45.00 feet to a found iron pin; thence along the southerly boundary line of lands of McDonald’s Corporation and lands of Countryside Management Corp., Inc. the following two (2) courses: S 73° 28’ 20” E, 273.10 feet to a set iron pin; thence S 54° 34’ 20” E, 72.97 feet to a set iron pin; thence S 36° 53’ 20” W along the aforesaid westerly line of Schlote Avenue a distance of 234.77 feet to the place of beginning.

Being a portion of Parcel III, a portion of Parcel IV and Parcel V as described in deed above referenced.

Beginning at a set iron pin on the southerly line of Union Street where said southerly line is intersected by the easterly line of Schlote Avenue and running thence from the place of beginning N 37° 01’ 55” E along the easterly line of Schlote Avenue a distance of 199.83 feet to a point; thence S 48° 07’ 00” E, 7.62 feet to a point, thence S 39° 12’ 55” W along the Village of Fultonville-Town of Glen boundary line a distance of 199.33 feet to the place of beginning.

Being Parcel VIII as described in deed above described.

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Beginning at a set iron pin on the southerly line of Riverside Drive where said southerly line is intersected by the easterly line of Franklin Street, and running thence from the place of beginning S 70° 55’ 20” E along said southerly line a distance of 816.00 feet to a set iron pin; thence running along the boundary line of McDonald’s Corporation the following four (4) courses: S 25° 05’ 30” W, 239.50 feet to a found iron pin; thence S 66° 29’ 12” E, 150.08 feet to a found iron pin; thence S 26° 50’ 40” W, 50.34 feet to a found iron pin; thence S 63° 56’ 55” E, 6.30 feet to a found iron pin; thence along the northwesterly boundary line of other lands described hereon above the following three (3) courses: S 24° 52’ 35” W, 45.00 feet to a point; thence S 35° 24’ 35” W, 77.00 feet to a point; thence S 43° 15’ 19” W, 55.43 feet to a found iron pin; thence along the boundary line of lands of Capitol Vial, Inc. the following five (5) courses: N 47° 52’ 50” W, 42.41 feet to a point; thence N 56° 43’ 20” W, 36.94 feet to a point; thence S 40° 22’ 20” W, 6.80 feet to a point; thence N 49° 30’ 00” W, 6.69 feet to a point; thence S 40° 30’ 00” W, 62.24 feet to a point; thence N 48° 42’ 30” W along the boundary line of lands of Capitol Vial, Inc. and land of George Snyder or Fultonville Machine & Tool a distance of 18.43 feet to a point; thence continuing along the Snyder boundary line, aforesaid, the following four (4) courses: N 10° 32’ 00” W, 63.90 feet to a point; thence N 49° 19’ 00” W, 199.90 feet to a point; thence N 76° 49’ 00” W, 108.50 feet to a point; thence S 37° 40’ 00” W, 120.10 feet to a point; thence N 51° 41’ 00” W along the boundary line of lands of Donald & Ruth Stevens a distance of 180.20 feet to a point; thence along the boundary line of lands of Gerald & Christy Desmarais the following four (4) courses: N 34° 12’ 00” E, 15.00 feet to a point; thence N 42° 08’ 00” W, 42.30 feet to a point; thence N 67° 59’ 00” W, 102.60 feet to a point; thence S 28° 50’ 00” W, 25.00 feet to a found iron pipe; thence N 67° 59’ 00” W along the boundary line of lands of Keith Bever a distance of 105.20 feet to a found iron pipe; thence along the boundary line of other lands of George Snyder the following two (2) courses: N 00° 40’ 00” E, 70.95 feet to a found iron pin; thence N 54° 30’ 40” W, 24.97 feet to a point; thence along the boundary line of lands of Perry & Martha Foundeur the following two (2) courses: N 35° 53’ 40” E, 123.98 feet to a found iron pipe; thence N 53° 39’ 00” W, 125.04 feet to a found iron pipe; thence N 36° 19’ 35” E, 223.82 feet to the place of beginning.

Begin a portion of Parcel X as described in deed above referenced and being lands as described in deed recorded in Montgomery County Clerk’s Office in fiber 539 at page 180.

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3.210 Maybrook, NY
125 Neelytown Road
Montgomery, NY 12549
(TCA Site No. 210 - Maybrook)

Legal Description

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND situate, lying and being in the Town of Montgomery, Orange County, New York, and more particularly bounded and described as follows:

Commencing at a point in the westerly side of Neelytown Road (as presently located), said point being marked by a monument, and;

Running thence North 85° 11’ 26” West, a distance of 6.27 feet to the westerly line of Neelytown Road (as widened) and the point of beginning;

Thence along the westerly line of Neelytown Road (as widened) the following courses and distances:

South 07° 30’ 00” West, a distance of 193.75 feet; thence

On a curve to the right having a radius of 475.00 feet, an arc distance of 252.78 feet; thence

On a curve to the right having a radius of 953.05 feet, an arc distance of 153.86 feet; thence

South 47° 14’ 30” West, a distance of 168.00 feet to lands now or formerly of Weinberg; thence

Along lands now or formerly of Weinberg, North 69° 25’ 07” West, a distance of 488.50 feet; thence

Along lands now or formerly of Weinberg and along lands now or formerly of Tweedle and along a fence, North 02° 02’ 00” West, a distance of 666.00 feet to the southeasterly line of Interstate Route 84; thence

Along the southeasterly line of Interstate Route 84 and through a monument, North 59° 44’ 20” East, a distance of 953.30 feet to a monument; thence

South 11° 53’ 44” West, a distance of 236.35 feet to a monument; thence

South 21° 26’ 53” East, a distance of 150.22 feet to a monument; thence

South 03° 34’ 11” West, a distance of 285.60 feet; thence

South 85° 11’ 26” East, a distance of 34.09 feet to the point of beginning.

Excepting therefrom, ALL THAT TRACT OR PARCEL OF LAND situate, lying and being in the Town of Montgomery, County of Orange and State of New York:

Commencing at a point in the westerly side of Neelytown Road, at its intersection with the boundary line of lands now or formerly of the People of the State of New York; and

Running thence North 03° 34’ 11” East a distance of 60.00 feet to the point of beginning;

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Thence running through lands now or formerly of Truckstops Corp. of America, the following courses and distances:

North 86° 25’ 49” West, a distance of 28.00 feet; thence

Still through same, North 03° 34’ 11” East, a distance of 40.00 feet; thence

Still through same, South 86° 25’ 49” East, a distance of 28.00 feet to lands now or formerly of the People of the State of New York; thence

Along the westerly line of County Route 99, a distance of 40.00 feet to the point or place of beginning.

Excepting therefrom, ALL THAT PIECE OR PARCEL OF LAND situate, lying and being in the Town of Montgomery, County of Orange, State of New York, being designated as Parcel C on a map entitled, “Lot Line Change Plan lands of Robert K. & Dorothy L. Tweedle and Maybrook Realty, Inc.”, dated October 20, 1995, revised March 29, 1996 and filed in the Orange County Clerk’s Office, June 17, 1996 as Map No. 116-96; being more particularly bounded and described as follows:

Beginning at a point in the northwesterly line of the existing Neelytown Road, a/k/a County Road No. 99, said point being on the division line between the lands now or formerly of Blue Beacon of Montgomery on the south and Parcel C herein described on the north;

Thence along the last mentioned division line, North 67° 39’ 43” West 467.28 feet to a point on the division line between the individual lands now or formerly of Blue Beacon of Montgomery and Parcel A of the above mentioned filed map, lands now or formerly of Tweedle, respectively, on the west, and Parcel C herein described on the east;

Thence along the last mentioned division line, North 00° 16’ 36” West 146.60 feet to a point on the division line between Parcel B, of the above mentioned filed map, lands now or formerly of Maybrook Realty, Inc., on the northeast and north and Parcel C herein described on the southwest and south;

Thence, along the last mentioned division line the following four (4) courses:

1.     South 35° 39’ 43” East 120.88 feet;

2.     On a curve to the left having a radius of 140.00 feet and an arc length of 78.19 feet;

3.     South 67° 39’ 43” East 324.49 feet, and;

4.     On a curve to the left having a radius of 50.00 feet and an arc length of 64.10 feet to a point in the aforementioned northwesterly line of Neelytown Road, a/k/a County Road No. 99;

Thence along the last mentioned line, South 38° 52’ 44” West 89.47 feet to the point or place of beginning.

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PARCEL II:

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, situate, lying and being in the Town of Montgomery, Orange County, New York and more particularly bounded and described as follows:

Commencing at a point in the westerly side of Neelytown Road (as presently located), said point being marked by a monument, and;

Running thence North 85° 11’ 26” West, a distance of 6.27 feet to the westerly line of Neelytown Road (as widened);

Thence along lands of The People of the State of New York, North 85° 11’ 26” West, a distance of 34.09 feet;

Thence along the same, North 03° 34’ 11” East, a distance of 285.60 feet to a monument and the point of beginning;

Thence through lands now or formerly of Truckstops Corp. of America, the following courses and distances:

North 21° 26’ 53” West, a distance of 150.22 feet to a monument; thence

North 11° 53’ 44” East, a distance of 236.35 feet to a monument;

Thence along the lands of The People of the State of New York, the following courses and distances:

North 59° 57’ 20” East, a distance of 166.62 feet to a monument; thence

South 16° 53’ 29” West, a distance of 475.01 feet to a monument and the point of beginning.

And can further be described as:

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND situated in the Town of Montgomery, Orange County, New York, and more particularly bounded and described as follows:

Beginning at a point, said point being South 16° 53’ 29” West, a distance of 475.1 feet from the intersection of the west line of Neelytown Road and the south line of New York Interstate Route 84, said point also being a monument;

Thence South 03° 34’ 00” West for a distance of 285.60 feet along the westerly line of Neelytown Road to a point;

Thence South 17° 50’ 36” West for a distance of 253.47 feet continuing along the westerly line of Neelytown Road, to a point;

Thence South 26° 53’ 59” West for a distance of 215.96 feet continuing along the westerly line of Neelytown Road to a point;

Thence South 37° 07’ 20” West for a distance of 174.70 feet continuing along the westerly line of Neelytown Road to a point of curve;

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Thence along curve to the right having a radius of 50.90 feet and an arc length of 64.59 feet to the point of tangent;

Thence North 69° 25’ 06” West for a distance of 324.49 feet to a point of curve;

Thence along a curve to the right having a radius of 140.00 feet and an arc length of 78.19 feet to a point of tangent;

Thence North 37° 25’ 07” West for a distance of 120.88 feet to a point;

Thence North 02° 02’ 01” West for a distance of 519.40 feet to a point on the south line of N.Y.S. Interstate Route 84;

Thence North 59° 44’ 20” East for a distance of 935.30 feet along the southerly line of N.Y.S. Interstate Route 84 to an existing monument;

Thence South 11° 53’ 44” West for a distance of 236.35 feet to a point;

Thence South 21° 26’ 53” East for a distance of 150.22 feet to the point and place of beginning.

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3.221 Candler, NC
153 Wiggons Road
Candler, NC 28715
(TCA Site No. 221)

Legal Description

LYING IN UPPER HOMINY TOWNSHIP OF BUNCOMBE COUNTY, NC

Parcel One: Being all that certain tract or parcel of land conveyed by She-Can Co. to Roadway Motor Plazas, Inc. by deed recorded in the Office of the Register of Deeds for Buncombe County in Deed Book 1459, at Page 402, the description of which was corrected by deed recorded in Deed Book 1464, page 416, reference to each of which is made for purposes of a more particular description of said Parcel. Being all of Parcel One as shown on that certain plat prepared by Blue Ridge Surveying, Inc. dated 20 May 1999, Job No. 99-100-D, and entitled “ALTA/ACSM Urban Class Survey for TRAVELCENTERS OF AMERICA, INC.”

Parcel Two: Being all that certain tract or parcel of land conveyed by She-Can Co. to Roadway Motor Plazas, Inc. by deed recorded in the Office of the Register of Deeds for Buncombe County in Deed Book 1459, at Page 399, reference to which is made for purposes of a more particular description of said Parcel. Excepting therefrom that portion of said tract conveyed by Roadway Motor Plazas, Inc. to Wyoming Realty, Inc. by deed recorded in Deed Book 1511, at Page 529. Being all of Parcel Two shown on that certain plat prepared by Blue Ridge Surveying, Inc. dated 20 May 1999, Job No. 99-100-D, and entitled “ALTA/ACSM Urban Class Survey for TRAVELCENTERS OF AMERICA, INC.”

Parcel Three: Being all that certain tract or parcel of land conveyed by James M. Hall, Sr., and wife, Polly M. Hall to Roadway Motor Plazas, Inc. by deed recorded in the Office of the Register of Deeds of Buncombe County in Deed Book 1610, at Page 490, reference to each of which is made for purposes of a more particular description of said Parcel. Being all of Parcel Three as shown on that certain plat prepared by Blue Ridge Surveying, Inc. dated 20 May 1999, Job No. 99-100-D, and entitled “ALTA/ACSM Urban Class Survey for TRAVELCENTERS OF AMERICA, INC.”

The above described survey describes Parcel One, Two and Three above, the combination thereof contains 20.315 acres, which said total area is described with particularity as follows:

BEGINNING at a maple stump with 6” double maple sprout growing from the rim of the stump, the Beginning Corner in that deed to Roadway Motor Plazas, Inc. recorded in the Office of the Register of Deeds for Buncombe County, North Carolina in Deed Book 1464 at Page 416; thence with the eastern line of the property off Terrell T. Garren as described in Deed Book 1498, at Page 457, North 07°13’08” East, 354.20 feet to a 3/4” iron pipe; thence North 40°38’42” West, 392.76 feet to a 3/4” pinched iron pipe, the northernmost corner of said Terrell T. Garren property; thence with another line of said Garren property and with a fence line, South 45°01’15” West, 252.93 feet, to a 5/8” rebar with plastic

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cap marked “Stevenson, Morgan, Young”; thence with the northeastern line of the property of James M. Hall as the same is described in Deed Book 784, at Page 154, North 45°53’58” West, 452.29 feet to a 6” locust fence post at a fence intersection; thence with the southeastern and southern line of the property of Lawrence W. Rogers as the same is described in Deed Book 1766, at Page 159, North 63°06’01” East, 301.22 feet to a 8” locust fence post at a bend in the fence and South 87°41’27” East, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 203.27 feet, a total distance of 223.27 feet to a point in a branch; thence South 57°12’17” East, 25.52 feet to a 1/4” rebar in a branch; thence South 87°51’31” East 314.86 feet to a 5/8” rebar with a plastic cap marked “Blue Ridge Land Surveying”; thence North 3°07’14” East, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 87.25 feet, a total distance of 107.25 feet to a point in the asphalt of Wiggins Road; thence South 44°17’20” East 200.32 feet to a point in the asphalt of Wiggins Road; thence South 53°14’15” East 141.68 feet to a point in the asphalt of Wiggins Road; thence North 2°43’45” East, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 20.00 feet, a total distance of 216.18 feet to a 1” iron pipe; thence with the southern line of the property of Mary M. Ward as the same is described in Deed Book 1530, at Page 689 and shown as Lot 5 on a plat recorded in Plat Book 16, at Page 116 and with a fence line, South 87°26’15” East 566.53 feet to a 3/4” iron pipe; thence with the western line of the property of Robert H. Gaddy as the same is described in Deed Book 1007, at Page 336, South 2°46’44” West 230.51 feet to the base of a bent stainless steel pipe; thence North 87°17’35” West 132.85 feet to a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying”; thence South 26°26’54” West, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 28.02 feet, a total distance of 34.02 feet to a point in a steep cut bank; thence with two lines of the property of Wyoming Realty, Inc. as the same is described in Deed Book 1511, at Page 529, North 72°56’24” West, 134.87 feet to a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” and South 36°56’00” West 143.10 feet to a P.K. nail in the north edge of the asphalt of Wiggins Road; thence North 53°25’23” West 206.38 feet with the north edge of the asphalt of Wiggins Road, to a point; thence North 87°26’15” West, 37.27 feet crossing Wiggins Road to a point on the south edge of the asphalt and shown as the southeastern corner of the Essie Dills property as shown on an unrecorded plat thereof dated December 5, 1984 by Billy Ashley, Jr., R.L.S.; thence South 53°29’17” East 66.00 feet with the south edge of the asphalt of Wiggins Road to a point; thence North 20°32’30” East 13.06 feet to a point in the asphalt of Wiggins Road; thence South 53°29’17” East 174.29 feet to a point in the asphalt of Wiggins Road; thence running 274.44 feet along the arc of a curve to the right with a radius of 703.55 feet and a chord bearing and distance of South 41°01’15” East 272.70 feet to a point in the asphalt of Wiggins Road, said point being in the northern margin of the right of way for Interstate Highway 40; thence along the northern margin of said right of way, the following seven (7) courses and distances, to wit:

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(1)	South 59°52’32” West, passing a 5/8” rebar with plastic cap marked “Blue Ridge Land Surveying” at 20.00 feet, a total distance of 51.71 feet to a concrete right of way monument;
(2)	South 20°41’25” West, 70.75 feet;
(3)	South 68°24’38” West, passing a 5/8’ rebar with plastic cap marked “Blue Ridge Land Surveying” at 24.16 feet; a total distance of 230.37 feet to a concrete right of way monument;
(4)	North 21°44’44” West 50.09 feet to a concrete right of way monument;
(5)	South 68°32’36” West 204.57 feet to a 5/8” rebar;
(6)

Running 268.36 feet along the arc of a curve to the right with a radius of 2036.31 feet and a chord bearing and distance of South 72°17’19” West 268.16 feet to a 5/8” rebar with plastic cap marked “Stevenson, Morgan, Young”; and

(7)	South 86°05’29” West 152.57 feet to the BEGINNING.

Containing 20.315 acres, more or less.

3

3.002 Greensboro, NC
1101 NC Highway 61
Whitsett, NC 27377
(TCA Site No. 2 - Greensboro)

Legal Description

TRACT I

BEGINNING AT AN EXISTING IRON PIPE, SAID EXISTING IRON PIPE BEING LOCATED AT THE SOUTHEAST INTERSECTION OF GREESON ROAD & N.C. HWY. #61; THENCE RUNNING ALONG THE EASTERN RIGHT-OF-WAY LINE OF N.C. HWY. #61 SOUTH 17 DEGREES, 00 MINUTES & 01 SECOND WEST 382.28 FT. TO A POINT ALONG SAME SAID RIGHT-OF-WAY, ALSO SAID POINT BEING ON THE NORTHERN RIGHT-OF-WAY LINE OF PACE DRIVE; THENCE CONTINUING ALONG THE NORTHERN RIGHT-OF-WAY OF PACE DRIVE SOUTH 69 DEGREES, 00 MINUTES & 44 SECONDS EAST 1.74 FT. TO A POINT THE P.C. OF A CURVE TO THE RIGHT, THE RADIUS BEING 305 FT., THE CHORD BEING SOUTH 48 DEGREES, 17 MINUTES, & 20 SECONDS EAST 215.85 FT. TO A POINT THE P.T. OF THE CURVE; THENCE

CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 27 DEGREES, 33 MINUTES, & 56 SECONDS EAST 73.68 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT, THE RADIUS BEING 225 FT., THE CHORD BEING SOUTH 40 DEGREES, 59 MINUTES, & 09 SECONDS EAST 104.44 FT. TO A POINT THE P.T. OF THE CURVE; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 54 DEGREES, 24 MINUTES, & 23 SECONDS EAST 266.14 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT, THE RADIUS BEING 295 FT., THE CHORD BEING SOUTH 68 DEGREES, 14 MINUTES, & 35 SECONDS EAST 141.10 FT. TO A POINT THE P.T. OF THE CURVE; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 82 DEGREES, 04 MINUTES, & 47 SECONDS EAST 256.27 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT, THE RADIUS BEING 4,555.68 FT., THE CHORD BEING SOUTH 83 DEGREES, 19 MINUTES, & 47 SECONDS EAST 198.76 FT. TO A POINT THE P.T. OF THE CURVE; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 84 DEGREES, 34 MINUTES, & 47 SECONDS EAST 475.94 FT. TO A POINT; THENCE CONTINUING NORTH 04 DEGREES, 38 MINUTES, & 11 SECONDS EAST 931.19 FT. TO AN EXISTING IRON ON THE SOUTHERN RIGHT-OF-WAY OF GREESON ROAD; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY SOUTH 89 DEGREES, 42 MINUTES, & 32 SECONDS WEST 312.50 FT. TO AN EXISTING IRON ON SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 89 DEGREES, 14 MINUTES, & 31 SECONDS WEST 616.11 FT. TO AN EXISTING IRON PIPE ON SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 88 DEGREES, 07 MINUTES, & 24 SECONDS WEST 175.78 FT. TO AN EXISTING IRON PIPE ON SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 86 DEGREES, 31 MINUTES, & 49 SECONDS WEST 397.98 FT. TO AN EXISTING IRON PIPE THE POINT OF BEGINNING CONTAINING 28.051 ACRES MORE OR LESS; THE SAME BEING LOT 1 OF THE PROPERTY OF PACE OIL COMPANY AS RECORDED IN PLAT BOOK 89, PAGE 36; SAVE AND EXCEPT THEREFROM THAT PARCEL OF LAND DEEDED TO THE DEPARTMENT OF TRANSPORTATION RECORDED IN BOOK 3683, PAGE 765, GUILFORD COUNTY REGISTRY.

TRACT II

BEGINNING AT A NEW IRON PIPE ON THE EASTERN RIGHT-OF-WAY LINE OF N.C. 61, SAID NEW IRON PIPE BEING A COMMON CORNER WITH G. H. KIRKPATRICK, JR.; THENCE RUNNING ALONG THE NORTHERN LINE OF KIRKPATRICK SOUTH 30 DEGREES, 47 MINUTES & 49 SECONDS EAST 336.12 FT. TO A NEW IRON PIPE IN THE NORTHERN LINE OF THELMA T. WHEELER, THENCE ALONG THE NORTHERN LINE OF THELMA T. WHEELER NORTH 88 DEGREES, 49 MINUTES & 45 SECONDS EAST 145.14 FT. TO A POINT ALONG THE SOUTHERN RIGHT-OF-WAY OF PACE DRIVE;

1

Exhibit A

THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF PACE DRIVE NORTH 54 DEGREES, 24 MINUTES & 23 SECONDS WEST 68.31 FT. TO A POINT THE P.C. OF A CURVE TO THE RIGHT, THE RADIUS BEING 275 FT., THE CHORD BEING NORTH 40 DEGREES, 59 MINUTES & 10 SECONDS WEST 127.65 FT. TO A POINT, THE P.T. OF THE CURVE; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF PACE DRIVE NORTH 27 DEGREES, 33 MINUTES & 56 SECONDS WEST 73.68 FT. TO A POINT THE P.C. OF A CURVE TO THE LEFT THE RADIUS BEING 255 FT., THE CHORD BEING NORTH 48 DEGREES, 05 MINUTES & 35 SECONDS WEST 178.84 FT. TO A POINT THE P.T. OF THE CURVE, SAID POINT BEING ALSO ON THE EASTERN RIGHT-OF-WAY OF N.C. HWY. 61, THENCE CONTINUING ALONG SAID RIGHT-OF-WAY SOUTH 17 DEGREES, 00 MINUTES & 01 SECONDS WEST 36.73 FT. TO A NEW IRON PIPE; THE POINT OF BEGINNING, CONTAINING 0.6754 ACRES MORE OR LESS; ALSO BEING PART OF THE PROPERTY OF PACE OIL COMPANY AS RECORDED IN PLAT BOOK 89, PAGE 36; SAVE AND EXCEPT THEREFROM THAT PARCEL OF LAND DEEDED TO THE DEPARTMENT OF TRANSPORTATION RECORDED IN BOOK 3683, PAGE 765, GUILFORD COUNTY REGISTRY.

TRACT III

BEGINNING AT AN EXISTING R/W MONUMENT, SITUATED EAST OF THE INTERSECTION OF THE UP-RAMP FROM THE WESTBOUND LANE OF INTERSTATE 85, AND N.C. HIGHWAY 61, THENCE NORTH 07 DEGREES, 44 MINUTES, & 52 SECONDS WEST ALONG SAID RIGHT-OF-WAY OF UP-RAMP 93.24 FT. TO A NEW IRON PIPE ON THE EAST RIGHT-OF-WAY LINE OF N.C. #61, THENCE NORTH 27 DEGREES, 13 MINUTES & 12 SECONDS EAST 87.78 FT. TO A NEW IRON PIPE ALONG SAME SAID RIGHT-OF-WAY; THENCE CONTINUING ALONG SAME SAID RIGHT-OF-WAY NORTH 21 DEGREES, 12 MINUTES & 24 SECONDS EAST 83.53 FT. TO A NEW IRON PIPE A CORNER WITH PACE OIL CO.; THENCE RUNNING SOUTH 30 DEGREES, 47 MINUTES & 49 SECONDS EAST 336.12 FT. TO A NEW IRON PIPE IN THE NORTHERN LINE OF THELMA T. WHEELER PROPERTY; THENCE RUNNING ALONG THELMA T. WHEELER’S NORTH LINE NORTH 77 DEGREES, 47 MINUTES & 03 SECONDS WEST 3.36 FT. TO A CONCRETE RIGHT-OF-WAY MONUMENT; THENCE CONTINUING ALONG THELMA T. WHEELER’S NORTH LINE SOUTH 87 DEGREES, 16 MINUTES & 03 SECONDS WEST 191.97 FT. TO AN EXISTING IRON PIPE ON THE EAST SIDE OF THE UP-RAMP LEADING FROM INTERSTATE 85; THENCE CONTINUING ALONG SAID UP-RAMP NORTH 41 DEGREES, 11 MINUTES, & 57 SECONDS WEST 20.84 FT. TO AN EXISTING RIGHT-OF-WAY MONUMENT; THENCE CONTINUING ALONG UP-RAMP NORTH 32 DEGREES, 30 MINUTES & 03 SECONDS WEST 39.32 FT. TO AN EXISTING RIGHT-OF-WAY MONUMENT, THE POINT OF BEGINNING, CONTAINING 0.883 ACRES

2

MORE OR LESS; SAVE AND EXCEPT THEREFROM THAT PARCEL OF LAND DEEDED TO THE DEPARTMENT OF TRANSPORTATION RECORDED IN BOOK 3651, PAGE 704, GUILFORD COUNTY REGISTRY; THE SAME BEING THAT PROPERTY DEEDED TO PACE OIL COMPANY, INC. RECORDED IN BOOK 3673, PAGE 20, GUILFORD COUNTY REGISTRY.

Being the same as:

TRACT ONE:

BEGINNING at an existing iron pipe in the eastern right-of-way line of N.C. Highway 61 (60-ft. right-of-way) at its intersection with the south right-of-way line (60-ft, right-of-way) of Greeson Road (SR 3065) and runs thence with the south right-of-way line of Greeson Road South 86 degrees 31 minutes 47 seconds East 397.98 feet to an existing iron pipe; thence continuing with the south right-of-way line of Greeson Road South 88 degrees 06 minutes 16 seconds East 175.95 feet to an existing iron pipe; thence continuing with said south right-of-way line of Greeson Road South 89 degrees 17 minutes 29 seconds East 616.13 feet to an existing Iron pipe; thence continuing with the south right-of-way line of Greeson Road North 89 degrees 45 minutes 02 seconds East 312.32 feet to an existing iron pipe in said right-of-way line; thence South 04 degrees 37 minutes 56 seconds West 931.41 feet to a nail in the edge of the pavement and the north right of way line (50-ft. right-of-way) of Pace Drive, the same being on the north side of Interstate 85; thence with the north right-of-way line of Pace Drive North 84 degrees 34 minutes 50 seconds West 475.94 feet to an iron rod the P.C. of a curve, said curve having a radius of 4555.68 feet and delta of 2 degrees 30 minutes; thence with said curved northern right-of-way, the chord being North 83 degrees 19 minutes 50 seconds West 198.76 feet to an iron rod, the P.I. of said curve; thence with the north right-of-way line of Pace Drive North 82 degrees 04 minutes 50 seconds West 256.27 feet to a con. nail, the P.C. of a curve, said curve having a radius of 295 feet and a delta of 27 degrees 40 minutes 24 seconds; thence with said curved northern right-of-way line, the chord being North 68 degrees 14 minutes 37 seconds West 141.11 feet to a X-mark on a test well, the P.T. of said curve; thence continuing with the north right-of-way line of Pace Drive North 54 degrees 24 minutes 26 seconds West 266.13 feet to an iron rod, the P.C. of a curve, said curve having a radius of 229 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with the curved northern right-of-way line, the chord being North 40 degrees 58 minutes 59 seconds West 104.45 feet to an iron rod, the P.T. of said curve; thence with the north right-of-way line of Pace Drive North 27 degrees 34 minutes 07 seconds West 73.67 feet to an iron rod, the P.C. of a curve, having a radius of 309 feet and a delta of 41 degrees 26 minutes 40 seconds; thence with said curved northern right-of-way line, the chord being North 46 degrees 19 minutes 52 seconds West 196.24 feet to an iron rod in said northern right-of-way line at its intersection with the east right-of-way line of N.C. Highway 61 thence with the east right-of-way line of N.C. Highway 61 North 16 degrees 54 minutes 37 seconds East 13.91 feet to an exist. right-of-way corner; thence continuing with the east right-of-way line of N.C. Highway 61 North 16 degrees 24 minutes 10 seconds east 235.32 feet to an iron rod; thence with said right-of-way line North 73 degrees 00 minutes West 20.00 feet to an iron rod in the east right-of-way line of N.C. Highway 61; thence with the east right-of-way line of N.C. Highway 61 North 17 degrees 00 minutes East 135.35 feet to the beginning, containing 28.09 acres, more or less.

TRACT TWO:

BEGINNING at an exist. Right-of-Way Corner in the east right-of-way line of N.C. Highway 61 (40 feet from center), said monument being located South 19 degrees 02 minutes 06 seconds West 53.30 feet from an iron rod at the intersection of the east right-of-way line of N.C. Highway 61 and the south right-of-way line of Pace Drive and runs thence from said monument North 19 degrees 02 minutes 06 seconds East 53.30 feet to an iron rod at the intersection of the east right-of-way line of N.C. Highway 61 and the south right-of-way line of Pace Drive; thence with the curved southern right-of-way line of Pace Drive, said curve having a radius of 255 feet and a delta of 41 degrees 26 minutes 48 seconds, the chord being south 45 degrees 33 minutes 23 seconds East 157.53 feet to an iron rod, the P.T. of said curve; thence with the south right-of-way line of Pace Drive South 27 degrees 33 minutes 51 seconds East 73.68 feet to an iron rod, the P.C. of a curve, said curve having a radius of 275 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with the curved southern right-of-way line, the chord being South 40 degrees 59 minutes 13 seconds East 127.65 feet to an iron rod, the P.T. of said curve; thence with the south right-of-line of Pace Drive South 55 degrees 09 minutes 07 seconds East 68.17 feet to an exist. right-of-way corner; thence South 88 degrees 48 minutes 47 seconds West 145.47 feet to an exist. right-of-way corner (right-of-way of I-85); thence North 30 degrees 58 minutes 14 seconds West 307.38 feet to the beginning, containing 0.63 acre, more or less.

3

Also encumbering the following described land to the extent not included in the aforedescribed land:

TRACT ONE:

BEGINNING at an existing iron pipe in the eastern right-of-way line of N. C. Highway 61 (60-ft. right-of-way) at its intersection with the south right-of-way line (60-ft. right-of-way) of Greeson Road (SR 3065) and runs thence with the south right-of-way line of Greeson Road South 86 degrees 31 minutes 47 seconds East 397.98 feet to an existing iron pipe; thence continuing with the south right-of-way line of Greeson Road South 88 degrees 06 minutes 16 seconds East 175.95 feet to an existing iron pipe; thence continuing with said south right-of-way line of Greeson Road South 89 degrees 17 minutes 29 seconds East 616.13 feet to an existing iron pipe; thence continuing with the south right-of-way line of Greeson Road North 89 degrees 45 minutes 02 seconds East 312.32 feet to an existing iron pipe in said right-of-way line; thence South 04 degrees 37 minutes 56 seconds West 931.41 feet to a nail in the edge of the pavement and the north right-of-way line (50-ft. right-of-way) of Pace Drive, the same being on the north side of Interstate 85; thence with the north right-of-way line of Pace Drive North 84 degrees 34 minutes 50 seconds West 475.94 feet to an iron rod, the P.C. of a curve, said curve having a radius of 4555.68 feet and delta of 2 degrees 30 minutes; thence with said curved northern right-of-way, the chord being North 83 degrees 19 minutes 50 seconds West 198.76 feet to an iron rod, the P.T. of said curve; thence with the north right-of-way line of Pace Drive North 82 degrees 04 minutes 50 seconds West 256.27 feet to a” con. nail, the P.C. of a curve, said curve having a radius of 295 feet and a delta of 27 degrees 40 minutes 24 seconds; thence with said curved northern right-of-way line, the chord being North 68 degrees 14 minutes 37 seconds West 141.11 feet to a X-mark on a test well, the P.T. of said curve; thence continuing with the north right-of-way of Pace Drive North 54 degrees 24 minutes 26 seconds West 266.13 feet to an iron rod, the P.C. of a curve, said curve having a radius of 220 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with the curved northern right-of-way line, the chord being North 40 degrees 58 minutes 59 seconds West 104.45 feet to an iron rod, the P.T. of said curve; thence with the north right-of-way line of Pace Drive North 27 degrees 34 minutes 07 seconds West 73.67 feet to an iron rod, the P.C. of a curve, having a radius of 305 feet and a delta of 41 degrees 26 minutes 48 seconds; thence with said curved northern right-of-way line, the chord being North 46 degrees 19 minutes 52 seconds West 196.24 feet to an iron rod in said northern right-of-way line at its intersection with the east right-of-way line of N.C. Highway 61; thence with the east right-of-way line of N.C. Highway 61 North 16 degrees 54 minutes 37 seconds East 13.91 feet to an exist. right of way corner; thence continuing with east right-of-way line of N.C. Highway 61 North 16 degrees 24 minutes 10 seconds East 235.32 feet to an iron rod; thence with said right-of-way line North 73 degrees 00 minutes West 20.00 feet to an iron rod in the east right-of-way line of N.C. Highway 61; thence with the east right-of-way line of N.C. Highway 61 North 17 degrees 00 minutes East 135.35 feet to the beginning, containing 28.09 acres, more or less.

4

TRACT TWO:

BEGINNING at an exist. Right of Way Corner in the east right-of-way line of N. C. Highway 61 (40 feet from center), said monument being located South 19 degrees 02 minutes 06 seconds West 53.30 feet from an iron rod at the intersection of the east right-of-way line of N. C. Highway 61 and the south right-of-way line of Pace Drive and runs thence from said monument North 19 degrees 02 minutes 06 seconds East 53.30 feet to an iron rod at the intersection of the east right-of-way line of N. C. Highway 61 and the south right-of-way line of Pace Drive; thence with the curved southern right-of-way line of Pace Drive, said curve having a radius of 255 feet and a delta of 41 degrees 25 minutes 48 seconds, the chord being South 45 degrees 33 minutes 23 seconds East 157.53 feet to an iron rod, the P.T. of said curve; thence with the south right-of-way line of Pace Drive South 27 degrees 33 minutes 51 seconds East 73.68 feet to an iron rod, the P.C. of a curve, said curve having a radius of 275 feet and a delta of 26 degrees 50 minutes 27 seconds; thence with the curved southern right-of-way line, the chord being South 40 degrees 59 minutes 13 seconds East 127.65 feet to an iron rod, the P.T. of said curve; thence with the south right-of-line of Pace Drive South [original illegible] degrees 09 minutes 07 seconds East 68.17 feet to an exist. right of way corner; thence South 88 degrees 48 minutes 47 seconds West 145.47 feet to an exist. right of way corner (right-of-way of I-85); thence North 30 degrees 58 minutes 14 seconds West 307.38 feet to the beginning, containing 0.63 acre, more or less.

5

3.701 Ashland, OH
715 US 250 East
P.O. Box 469
Ashland, OH 44805
(TCA Site No. 701)

Legal Description

And being part of the Northeast Quarter of Section 22, Range 16, Township 22, also known as being all of that parcel of land conveyed to Sohio Oil Company from Homer M. Bush by Deed Volume 550, Page 433 and more fully bounded and described as follows to wit:

Commencing for reference at a pk set at the intersection of the centerlines of County Highway No. 1575 and State Route 250, bearing North 8 degrees, 50 minutes and 24 seconds West 693.25 feet distant from a 3/4” iron rod found in a monument box marking a Point of Intersection of a curve in County Road 1575;

Thence South 08 degrees 50 minutes 24 seconds East, 42.70 feet along the centerline of said County Highway 1575 to a point on the North line of the Northeast Quarter of Section 22 which is the True Place of Beginning for the parcel of land herein described:

Thence, South 89 degrees 24 minutes 49 seconds East, 437.49 feet along the North line of said Quarter Section 22 to a drill hole found in the West right-of-way line of the ramp to Interstate Route 71;

Thence, South 02 degrees 53 minutes 16 seconds West, 94.22 feet along said right-of-way line to a capped rebar set an an angle point therein;

Thence, South 04 degrees 25 minutes 31 seconds East, 428.36 feet along said right-of-way line to a 5/8” rebar found at an angle point therein;

Thence, South 21 degrees 37 minutes 44 seconds East, 203.29 feet along said right-of-way to a 5/8” rebar found at the Northeast corner of a parcel of land now or formerly owned by Puissant Group, Inc. as recorded in Deed Volume 563, Page 942;

Thence, South 69 degrees 13 minutes 07 seconds West, 385.86 feet along said Puissant Group’s North line to a pk set in the centerline of said County Highway 1575 and passing over a 5/8” rebar found 53.70 feet from said centerline of County Highway 1575;

Thence, Northwesterly, 519.30 feet along the arc of a curve curving to the right and having a radius of 2864.79, a central angle of 10 degrees 23 minutes 09 seconds, and a chord of 518.59 feet bearing North 14 degrees 01 minutes 59 seconds West to a pk set at the P.T. of the curve, witnessed by a 5/8” iron pipe found on the North line of County Road 1575 bearing North 81 degrees, 09 minutes and 36 seconds East 25.00 feet;

Thence, North 08 degrees 50 minutes 24 seconds West, 352.63 feet along the centerline of said County Highway 1575 to the true place of beginning and containing 7.114 acres of land as determined by a survey made under the supervision of Stephen P. Campbell P.L.S. No. 7330 of Campbell and Associates Inc. in September of 1993.

The basis of Bearings for the above description are based on North 08 degrees 50 minutes 24 seconds West, as the centerline of County Highway 1575 and is the same Bearing found in Deed Volume 550, Page 433 Ashland County Records.

3.011 Dayton, OH
6762 St. Rt. 127
P.O. Box 30
Eaton, OH 45320

Legal Description

Located in Section 35, Town 9, Range 2 East, Monroe Township, Preble County, Ohio being all the land of BP Oil Company, an Ohio corporation as recorded in Deed Book 361, Page 488 of the Deed Records of said County and being more particularly described as surveyed by George N. Stephenson, Ohio Professional Surveyor No. 7264;

Beginning at the Northwest corner of said Section 35:

Thence along the North line of said Section 35 South Eighty-Nine degrees Sixteen minutes Twenty-Three seconds (89° 16’ 23”) East for one thousand ninety eight and 69/100 (1,098.69) feet to a P.K. nail set on the centerline of State Route 127 being the true point of beginning;

Thence continuing with said North Section line of the South lines of land of the State of Ohio, Department of Highway Safety as recorded in Deed Book 247, Page 175 of the Deed Records of said County and land of Bessie L. Eliot as recorded in Deed Book 366, Page 78 of the Deed Records of said County South Eighty-Nine degrees Sixteen minutes Twenty-Three seconds (89° 16’ 23”) East for one thousand four hundred ninety nine and 80/100 (1,499.80) feet to an “X” mark on a stone found;

Thence with the West lines of land of Jamie & Douglas Holster as recorded in Deed Book 330, Page 541 of the Deed Records of said County and Armacost Motel, Inc. as recorded in Deed Book 325, Page 109 South Zero degrees Twenty minutes Forty-Seven seconds (00° 20’ 47”) West for two thousand six hundred forty four and 61/100 (2,644.61) feet to a P.K. nail set on the centerline of Price Road and the South line of the Northwest Quarter of said Section 35;

Thence with said South line of the Northwest Quarter North Eighty-Nine degrees Seventeen minutes Forty-Nine seconds (89° 17’ 49”) West for Seven hundred Sixty-Eight and 36/100 (768.36) feet to a 5/8” iron pin set on the North line of Interstate 70 limited access right-of-way as recorded in Deed Book 361, Page 400 of the Deed Records of said County;

Thence with said North line, on the following 6 courses:

North Seventy One degrees Zero minutes Thirty seconds (71° 00’ 30”) West for two hundred ten and 96/100 (210.96) feet to a 5/8” iron pin set;

North Fifty-Eight degrees Forty-Two minutes Thirty seconds (58° 42’ 30”) West for two hundred four and 08/100 (204.08) feet to a 5/8” iron pin set;

North Forty degrees Thirty-Seven minutes Fifty-Four seconds (40° 37’ 54”) West for one hundred ninety and 69/100 (190.69) feet to a 5/8” iron pin set;

North Sixty-One degrees Fifty two minutes Forty seconds (61° 52’ 40”) West for two hundred seventy and 72/100 (270.72) feet to a 5/8” iron pin set;

North Zero degrees Fifty-Eight minutes Forty-Seven seconds (00° 58’ 47”) East for four hundred seventy and 38/100 (470.38) feet to a 5/8” iron pin set;

North Eighty-Six degrees Forty-Two minutes Nineteen seconds (86° 42’19”) West for ninety six and 85/100 (96.85) feet to a P.K. nail set in the centerline of Old State Route 127;

Thence along said old centerline, the East line of ATH Corporation as recorded in Deed Book 261, Page 247, the East line of H&W Development, as recorded in Deed Book 357, Page 795, the East line of Carol Cassel Badgley as recorded in Deed Book 268, Page 192, and the East line of Lloyd and Thelma Swihart as recorded in Deed Book 296, Page 854 of the Deed Records of said County for the following 3 courses:

North Three degrees Fifty-Two minutes Forty-One seconds (03° 52’ 41”) East for two hundred thirty one and 26/100 (231.26) feet to a P.K. nail set;

1

North Three degrees Thirty-Six minutes Forty-One seconds (03° 36’ 41”) East for one thousand four hundred sixty three and 73/100 (1,463.73) feet to a P.K. nail set;

North Three degrees Fourteen minutes Forty-One seconds (03° 14’ 41”) East for thirty nine and 95/100 (39.95) feet to the true point of beginning containing 89.785 acres of land more or less subject to all legal highways, restrictions, easements, and agreements of record.

The above described property is the same as described in First American Title Insurance Company Commitment No. 9-35634, dated March 5, 1993.

Also encumbering the following described land to the extent not included in the aforedescribed land:

Situated in the Township of Monroe, County of Preble and State of Ohio: in the Northwest Quarter of Section 35; T9; R2 E, and being all of the Mabel Smith et al tract as recorded in Deed Book 194, Page 134 on the Deed Records of said County and being more particularly described as follows:

Commencing at a stone at the Northwest corner of Section 35; T9; R2 E;

Thence S 89° 16’ 23” E with the North line of said Section 1098.69 feet to a hinge nail at the Northwest corner of the Mabel Smith tract and in the center of U.S. Route 127, and the place of beginning of the following described tract:

Thence S 89° 16’ 23” E continuing with said North section line 1499.80 feet to a boulder, being also the Northeast corner of the Mabel Smith tract;

Thence S 0° 20’ 47” W with Mabel Smith’s East line 2644.61 feet to a hinge nail at Mabel Smith’s Southeast corner, said corner being also in the center of Price Road and in the South line of said Northwest quarter section;

Thence S 89° 17’ 49” W with the South line of the Mabel Smith tract and with the South line of said quarter section and centerline of Price Road 1655.35 feet to Mabel Smith’s Southwest corner and at the intersection of the South line of said quarter section and the centerline of Price Road with the centerline of U.S. Route 127;

Thence N 2° 31’ 11” E with the center-line of U.S. Route 127 a distance of 16.10 feet to a hinge nail;

Thence N 3° 52’ 41” E continuing with said centerline 1129.07 feet to a hinge nail;

Thence N 3° 36’ 41” E continuing with said centerline 1463.73 feet to a hinge nail;

Thence N 3° 14’ 41” E continuing with said center-line 39.96 feet to the place of beginning, containing 95.699 acres more or less.

Less and except that portion of the above described premises appropriated by the State of Ohio on May 15, 1963, for permanent easement and public highway premises, and more particularly described as follows:

Situated in the Township of Monroe, County of Preble, State of Ohio; And

Beginning at the Northeast corner of Section 35;

Thence South 01 degree 08 minutes 41 seconds West along the East line of Section 35, a distance of 2667.05 feet to a point in the present southerly right of way line of Price Road and in the proposed northerly limited access right of way line of Interstate 70 (USR 40);

2

Thence North 89 degrees 17 minutes 29 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1270.72 feet to a point;

Thence North 89 degrees 16 minutes 03 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1268.08 feet to a point;

Thence North 89 degrees 17 minutes 14 seconds West along said southerly right of way line and northerly limited access right of way line a distance of 543.15 feet to a point;

Thence North 86 degrees 30 minutes 51 seconds West along the proposed northerly limited access right of way line, a distance of 200.30 feet to a point;

Thence North 71 degrees 00 minutes 30 seconds West along said northerly limited access right of way line, a distance of 26.49 feet to a point in the present centerline of right of way of Price Road, said point being 181.48 feet left of Station 532 plus 74.90 in the centerline of a survey made in 1961 for the Ohio Department of Highways of Interstate Route 70 (USR 40), in Preble County and also being the point of beginning of the parcel herein described;

Thence North 89 degrees 17 minutes 14 seconds West along the present centerline of right of way of Price Road, a distance of 886.99 feet to a point in the present centerline of right of way of USR 127;

Thence North 02 degrees 31 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 16.10 feet to a point;

Thence North 03 degrees 52 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 897.81 feet to a point;

Thence South 86 degrees 42 minutes 19 seconds East, a distance of 96.85 feet to a point;

Thence South 00 degrees 58 minutes 47 seconds West, a distance of 470.38 feet to a point;

Thence South 61 degrees 52 minutes 40 seconds East, a distance of 270.72 feet to a point;

Thence South 40 degrees 37 minutes 54 seconds East, a distance of 190.69 feet to a point;

Thence South 58 degrees 42 minutes 30 seconds East, a distance of 204.08 feet to a point;

Thence South 71 degrees 00 minutes 30 seconds East, a distance of 211.00 feet to the point of beginning containing 4.943 acres, more or less, exclusive of the present road which occupies 0.972 of an acre, more or less.

Together with all rights or easements of access to or from said limited access highway, from or to the land of said persons abutting upon that portion of said limited access highway between the following points:

From a point 76.00 feet right of centerline Station 11 plus 00 to a point 181.48 feet left of centerline Station 532 plus 74.90 and as shown by plans for said improvement herein referred to.

Parcel No. 86 (Highway)

Perpetual Easement for Highway Purposes

Beginning at the Northeast corner of Section 35;

Thence South 01 degree 08 minutes 41 seconds West along the East line of Section 35, a distance of 2667.05 feet to a point in the present southerly right of way line of Price Road and in the proposed northerly limited access right of way line of Interstate Route 70 (USR 40);

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Thence North 89 degrees 17 minutes 29 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1270.72 feet to a point;

Thence North 89 degrees 16 minutes 03 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 1268.08 feet to a point;

Thence North 89 degrees 17 minutes 14 seconds West along said southerly right of way line and northerly limited access right of way line, a distance of 543.15 feet to a point;

Thence North 86 degrees 30 minutes 51 seconds West along the proposed northerly limited access right of way line, a distance of 200.30 feet to a point;

Thence North 71 degrees 00 minutes 30 seconds West along said northerly limited access right of way line, a distance of 26.49 feet to a point in the present centerline of right of way of Price Road, said point being 181.48 feet left of Station 532 plus 74.90 in the centerline of a survey made in 1961 for the Ohio Department of Highways of Interstate Route 70 (USR 40), in Preble County and also being the point of beginning of the parcel herein described;

Thence North 71 degrees 00 minutes 30 seconds West along the proposed northerly limited access right of way line of Interstate Route 70 (USR 40), a distance of 57.39 feet to a point;

Thence North 25 degrees 04 minutes 56 seconds East, a distance of 28.87 feet to a point in a circular curve having a radius of 999.93 feet, said point being 45.00 feet right of Station 20 plus 00.48 in the proposed construction centerline of Price Road Relocation;

Thence northwesterly curving to the right along said circular curve, a distance of 806.51 feet measured along the arc, said arc being subtended by a chord 784.82 feet in length bearing North 41 degrees 48 minutes 42 seconds West to a point, said point being 45.00 feet right of the point of curvature at Station 12 plus 30.27 in the proposed construction centerline of Price Road Relocation;

Thence South 71 degrees 17 minutes 41 seconds West, a distance of 5.00 feet to a point;

Thence North 18 degrees 42 minutes 19 seconds West, a distance of 230.78 feet to a point;

Thence North 50 degrees 15 minutes 02 seconds West, a distance of 110.30 feet to a point in the proposed northerly limited access right of way line of Interstate Route 70 (USR 40);

Thence North 86 degrees 42 minutes 19 seconds West along said northerly limited access right of way line, a distance of 96.85 feet to a point in the present centerline of right of way of USR 127;

Thence North 03 degrees 52 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 231.74 feet to a point;

Thence North 03 degrees 35 minutes 41 seconds East along said centerline of right of way of USR 127, a distance of 868.26 feet to a point;

Thence South 86 degrees 11 minutes 12 seconds East, a distance of 0.89 feet to a point at Station 22 plus 00.00 North in the proposed construction centerline of USR 127;

Thence continuing South 86 degrees 11 minutes 12 seconds East, a distance of 29.11 feet to a point in the present easterly right of way line of USR 127;

Thence South 05 degrees 14 minutes 50 seconds East, a distance of 202.53 feet to a point;

Thence South 00 degrees 08 minutes 38 seconds West, a distance of 761.58 feet to a point;

Thence South 49 degrees 15 minutes 48 seconds East, a distance of 176.06 feet to a point;

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Thence South 18 degrees 42 minutes 19 seconds East, a distance of 297.56 feet to a point of tangency with a circular curve having a radius of 909.93 feet, said point being 45.00 feet left of the point of curvature at Station 12 plus 30.27 in the proposed construction centerline of Price Road Relocation;

Thence curving to the left along said circular curve, a distance of 1019.32 feet measured along the arc, said arc being subtended by a chord 966.85 feet in length bearing South 50 degrees 47 minutes 50 seconds East to a point, said point being 45.00 feet left of Station 23 plus 00.00 in the proposed construction centerline of Price Road Relocation;

Thence South 81 degrees 38 minutes 13 seconds East, a distance of 246.96 feet to a point in the present northerly right of way line of Price Road;

Thence South 00 degrees 42 minutes 11 seconds West, a distance of 17.77 feet to a point at Station 25 plus 50.00 in the proposed construction centerline of Price Road Relocation;

Thence continuing South 00 degrees 42 minutes 11 seconds West, a distance of 0.23 feet to a point in the present centerline of right of way of Price Road;

Thence North 89 degrees 17 minutes 14 seconds West along said centerline of right of way of Price Road, a distance of 513.37 feet to the point of beginning containing 4.346 acres, more or less, exclusive of the present road which occupies 0.981 of an acre more or less.

Engineer’s Note: Area being conveyed after exceptions for highway purposes 86.399 acres, more or less.

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3.039 Hebron, OH 10679 Landcaster Rd., SE
P.O. Box 520
Legal Description	Hebron, OH 43025
(TCA Site No. 39)

Parcel One

Situated in the County of Licking in the State of Ohio and in the Township of Union and bounded and described as follows:

Situate in the State of Ohio, County of Licking, Township of Union, being part of Section 16, Township 17, Range 18, Refugee Lands and being part of Parcel 1 as described in a deed to Charles W. and Ethel S. Slater of record in the Deed Book 457, Page 442, Recorder’s Office, Licking County, Ohio and being more particularly described as follows:

Beginning at a concrete monument at the intersection of the original center line of State Route 37 and the southerly right-of-way line of Interstate Route 70, also being in the westerly line of the said Charles W. and Ethel S. Slater tract of record in Deed Book 457, Page 442, said concrete monument being 490.00 ft. southerly and as measured at right angles from the center line of Interstate Route 70 from Station 718 + 83.3;

Thence N. 61° 09’ 30” E. and along the southerly right-of-way of Interstate Route 70 a distance of 442.87 ft. to a wood stake set at an angle point in the southerly right-of-way line of Interstate Route 70, said stake being 240 ft. southerly from the center line of Interstate Route 70;

Thence N. 70° 40’ 30” E. and continuing along the southerly right-of-way line of Interstate Route 70 a distance of 95.73 ft. to an iron pin;

Thence S. 2° 35’ 30” W. a distance of 902.61 ft. to an iron pin;

Thence S. 34° 10’ 30” W. and parallel to the original center line of State Route 37 a distance of 514.96 ft. to an iron pin;

Thence N. 75° 43’ 30” W. a distance of 585.19 ft. to a nail in the center line of the original State Route 37 and in the westerly line of the said Charles W. and Ethel S. Slater tract;

Thence N. 34° 10’ 30” E. and along the original center line of State Route 37 a distance of 715.00 ft. to an iron pin set at an angle point in the original center line of State Route 37;

Thence N. 2° 44’ 50” E. and continuing along the original center line of State Route 37, the Westerly line of said Charles W. and Ethel S. Slater tract a distance of 347.49 ft. to the place of beginning, containing 14.560 acres; subject to all easements and restrictions shown of record, also subject to all legal highways together with an easement 20 ft. in width extending from the southeasterly corner of the above described tract southerly to the center line of South Fork Licking River for the purposes of drainage from the above described 14.560 acre tract, the center line of said easement being more particularly described as follows:

Beginning at a point in the southerly line of the above described 14.560 acres, said point being N. 75° 43’ 30” W. a distance of 10.64 ft. from an iron pin at the southeasterly corner of said 14.560 acre tract;

Thence S. 34° 10’ 30” W. a distance of 425 ft. more or less to the center line of the South Fork Licking River, the point of ending of the herein described easements.

Excepting therefrom, an 11.60 acre tract as shown as Parcel Four herein.

Parcel Two

Situated in the Township of Union, County of Licking and State of Ohio:

Situate in the State of Ohio, County of Licking, Township of Union and being part of the Northwest Quarter of Section 16, Township 17, Range 18, Refugee Lands and being part of a 51- acre tract described in a deed to Gladys M. Keller of record in Deed Book 497, Page 390,

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Recorder’s Office, Licking County, Ohio, and being more particularly described as follows:

Beginning at the southeasterly corner of the Gladys M. Keller 51-acre tract, of record in Deed Book 497, Page 390, said point being in the center line of Old State Route 37, also known as the Granville-Lancaster Road, said point also being 47.0 ft. right of Station 49 + 40.5 from the relocated center line of State Route 37;

Thence Westerly and along the southerly line of said 51-acre tract to Station 49 + 25.3 on the relocated center line of State Route 37;

Thence Northerly, and along the center line of relocated State Route 37 to Station 54 + 40.5, said point being in the southerly right of way of Interstate Route 70;

Thence Easterly along the southerly right-of-way line of Interstate Route 70 to a point in the original center line of State Route 37, said point being 141.1 ft. right of Station 53 + 60 from the relocated center line of State Route 37;

Thence Southerly and along the easterly line of the said 51-acre tract, the original center line of State Route 37 to the place of beginning, containing 1.3 acres, more or less; subject to all easements and restrictions shown of record; also subject to all legal highways.

Parcel Three

Situated in the County of Licking in the State of Ohio and in the Township of Union and bounded and described as follows:

Tract I:

Situated in the State of Ohio, County of Licking, and Township of Union and being a part of Section 16, Township 17, Range 18, Refugee Lands and being a part of Parcel 1 as conveyed to Charles W. Slater and Ethel S. Slater by deed of record in Deed Book 457, Page 442, deed record in the office of the Recorder of Licking County, Ohio, and being more particularly bounded and described as follows:

Beginning at an iron pin at the southeasterly corner of a certain 11.600 tract;

Thence from said point of beginning North 34 degrees 10 minutes 30 seconds East and along the Easterly line of said 11.600 Acre Tract, a distance of 514.96 feet to an iron pin in the Easterly line of said Tract;

Thence South 12 degrees 04 minutes 52 seconds West, a distance of 452.83 feet to an iron pin;

Thence North 85 degrees 04 minutes 30 seconds West, a distance of 195.21 feet to the point of beginning and containing 1.007 acres.

Tract II:

Situate in the State of Ohio, County of Licking, Township of Union, and being a part of Section 16, Township 17, Range 18, Refugee Lands and being a part of Parcel 1 as conveyed to Charles W. and Ethel S. Slater, by deed of record in Deed Book 457, Page 442, records of the Recorder’s Office, Licking County, Ohio, and being more particularly described as follows, to-wit:

Beginning at a point in the center line of State Route 37 and at the southwesterly corner of that certain 14.560 Acre Tract as conveyed to Union Oil Company of California by deed of record in Deed Book 565, Page 376, records of the Recorder’s Office, Licking County, Ohio;

Thence from said point of beginning, S. 75° 49’ 30” E. and along the southerly line of said 14.560 Acre Tract, as defined by an Affidavit of record in Miscellaneous Records 98934, Page 257 of the

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above mentioned records, a distance of 585.19 ft. to an iron pin at the southeasterly corner of said 14.560 Acre Tract;

Thence N. 85° 04’ 30” W. a distance of 452.38 ft. to an iron pin;

Thence N. 48° 09’ 25” W. a distance of 156.60 ft. to the point of beginning and containing 0.488 Acres; and subject to all easements and/or restrictions shown of record, also subject to legal right of way for State Route 37. Together with all appurtenances thereto belonging or in any wise appertaining and all right, title and interest of the Grantor in and to any and all roads, street, alleys and ways bounding the said premises.

The above description as to Parcel No. 1 being the result of a survey made by the Jennings-Lawrence Company, by Lawrence Jackman, registered surveyor on July 19, 1971, and as to Parcel No. 2 from a survey made by the Jennings-Lawrence Company in May, 1971 and as revised by Harold F. McClory, Registered Engineer No. 4897 on October 5, 1971.

Parcel Four

Situated in the County of Licking, State of Ohio, Township of Union:

That certain tract or parcel of land situate in Union Township, Licking County, Ohio and being part of Section 16, Township 17, Range 18, Refugee lands, and being more particularly described as follows:

Beginning at a concrete monument at the intersection of the center line of original State Route 37 and the Southerly right-of-way line of Interstate Route 70; said concrete monument being 490.00 feet Southerly (as measured at right angles from the center line of Interstate Route 70) from Station 718 + 83.3;

Thence North 61° 09’ 30” East along the Southerly right-of-way line of Interstate 70 a distance of 66.00 feet to an iron pin;

Thence South 28° 57’ 30” East a distance of 786.00 feet to an iron pin;

Thence South 34° 10’ 30” West and parallel to the center line of original State Route 37 a distance of 514.96 feet to an iron pin;

Thence North 75° 43’ 30” West a distance of 585.19 feet to a nail in the center line of the original State Route 37;

Thence North 34° 10’ 30” East along the center line of original State Route 37 a distance of 451.52 feet to a point;

Thence North 88° 32’ 09” West a distance of 54.84 feet to Station 49 + 25.3 on the center line of relocated State Route 37;

Thence Northerly and with a curve to the left having a radius of 954.93 feet, the chord of which bears North 17° 20’ 47’ East, a chord distance of 37.37 feet to Station 49 + 62.68 on the center line of relocated State Route 37;

Thence continuing along the center line of relocated State Route 37 along a curve to the left, the chord of which bears North 9° 13’ 30” East a chord distance of 349.48 feet to Station 53 + 12.68 on the center line of relocated State Route 37;

Thence North 5° 43’ 30” East continuing along the center line of relocated State Route 37 a distance of 127.82 feet to Station 54+ 40.5 on the center line of relocated State Route 37, said point being in the Southerly right-of-way line of Interstate Route 70;

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Thence South 54° 34’ 10” East and along the Southerly right-of-way line of Interstate 70 a distance of 162.45 feet to a point in the center line of original State Route 37, said point being 141.10 feet right of Station 53 + 60 on the center line of relocated State Route 37;

Thence North 2° 44’ 50” East and along the center line of original State Route 37 a distance of 150.20 feet to the Place of Beginning, containing 11.600 acres;

Together with an easement 20 feet in width extending from the Southeasterly corner of the above described tract Southerly to the center line of South Fork Licking River for purposes of drainage from the above described tract; the center line of said easement being more particularly described as follows:

Beginning at a point in the Southerly line of the above described tract, said point being North 75° 43’ 30” West a distance of 10.64 feet from an iron pin at the Southeasterly corner of the above described tract;

Thence South 34’ 10’ 30” West a distance of 425 feet, more or less, to the center line of South Fork Licking River, the point of ending of the herein described easement.

All of the above-described parcels one through four being the same as follows:

Being all of the 14.560 Ac., 1.3 Ac., 1.007 Ac. and the 0.488 Ac. tracts conveyed to the Pure Oil Company and Union Oil Corporation of California; Situated in the Northwest Quarter of Section 16, Township 17, Range 18, of the Refugee Lands, Union Township, Licking County, Ohio and being further described as follows:

Beginning at an existing Concrete Monument on the South Right-of-Way Line of Interstate 70 at 490 feet Right of Centerline Station 718+83.3 of Said Interstate 70; said Concrete Monument also being 133.3 feet Right of Station 55+10 of State Route 37 (1956 Survey);

Thence with the said South Right-of-Way Line of Interstate 70, North 61 Degrees 30 Minutes 57 Seconds East, passing an Existing Iron Pin (5/8” Rebar) of 66.00 feet, a total distance of 443.30 feet to an Existing Iron Pin (5/8 Rebar);

Thence continuing with the said South Right-of-Way Line North 71 Degrees 00 Minutes 00 Seconds East 95.66 feet to an Existing Iron Pin 3/4” Id. Pipe);

Thence leaving the said Right-of-Way Line and with the East Line of the above mentioned 14.56 Acre tract South 02 Degrees 54 Minutes 53 Seconds West 902.41 feet to an Existing Iron Pin (3/4 Id. Pipe);

Thence leaving the said 14.56 Acre tract and with the East Line of the above mentioned 1.007 Acre tract South 12 Degrees 23 Minutes 30 Seconds West 452.30 feet to an Existing Iron Pin (5/8” Rebar) on the North Line of a 2.073 Acre tract conveyed to I-80 Investments Corporation by deed recorded in Official Record 69, Page 93 of the said County Records:

Thence with the North Line of the 2.073 Acre tract and the North Line of a 2.5348 Acre tract conveyed to the said I-80 Investment Corporation North 84 Degrees 50 Minutes 00 Seconds West, passing an Existing Iron Pin (1/2” Rebar, of 220.00 Feet, a total distance of 647.69 feet to an Existing Iron Pin (1/2’ Rebar - Bent);

Thence Continuing with the said North Line North 47 Degrees 54 Minutes 55 Seconds West, passing an Existing Iron Pin (1/2” Rebar) at 101.14 feet, a total distance of 156.60 feel to a point in State Route 37;

Thence with the center of Old State Route 37 North 34 Degrees 10 Minutes 50 Seconds East 451.43 feet to an Iron Pin Set (5/8” Rebar) at 47’ Right of Station 49+40.5 or relocated State

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Route 37 (1956 Survey) at the Southeasterly corner of a 51 Acre tract conveyed to Gladys M. Keller as recorded in Deed Volume 497, Page 390 of the said County Records (Also the Southeast Corner of the previously mentioned 1.3 Acre tract);

Thence with the South Line of the said Keller tract South 89 Degrees 42 Minutes 12 Seconds West 49.50 feet to a point in the center of relocated State Route 37 at Station 49+25.3;

Thence leaving the said South Line and with the center of the relocated State Route 37 (and the West Line of the said 1.3 Acre tract) the next 3 courses and distances.

1) with a curve to the left having a radius of 954.93 feet (Chord Bearing North 17 Degrees 20 Minutes 47 Seconds East 37.37 feet) an arc distance of 37.37 feet to a point at C.S. Station 49+62.68

2) with a spiral curve to the left having a 6 Degree curve (Chord Bearing North 09 Degrees 13 Minutes 30 Seconds East 349.48 feet) a spiral length of 350.00 feet to a point at S.T. Station 53+12.68

3) North 05 Degrees 43 Minutes 30 Seconds East 127.82 feet to a point at the Intersection with the South Right-of-Way Line of Interstate 70;

Thence leaving the said centerline and with the said Right-of-Way Line South 54 Degrees 34 Minutes 10 Seconds East 162.45 feet to an Iron Pin Set (5/8” Rebar) in the center of Old State Route 37 at 141.10 feet right of Centerline Station 53+60;

Thence Continuing with the said Right-of-Way Line and with the center of said Old State Route 37 North 02 Degrees 44 Minutes 50 Seconds East 150.20 feet to the Place of Beginning.

Containing 17.3706 Acres (Total) with 2.2665 Acres in State Right-of-Way (State Route 37), Subject to all Legal Road Right-of-Way of State Route 37 and all other applicable easements.

Also a 20 foot wide drainage easement as described and recorded in Deed Volume 565, Page 376 extending from the Southeast Corner of the 14.560 Acre tract to the center of South Fork Licking River.

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3.139 Jeffersonville, OH 12403 US Rt. 35 NW P.O. Box 98 Jeffersonville, OH 43128 (TCA Site No. 139)

Legal Description

PARCEL ONE: ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A RAILROAD SPIKE IN THE CENTER LINE OF THE WASHINGTON COURT HOUSE AND JAMESTOWN PIKE (U.S. ROUTE 35) AND AT THE NORTHWESTERLY CORNER OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY OF RECORD IN DEED BOOK 71, PAGE 373, SAID PLACE OF BEGINNING BEING S. 6°30’ E. A DISTANCE OF 27.72 FT. FROM THE NORTHWESTERLY CORNER OF THE ORIGINAL PARCEL; THENCE FROM SAID PLACE OF BEGINNING S. 30°00’ E. AND ALONG THE ORIGINAL CENTER LINE OF U.S. ROUTE 35 A DISTANCE OF 225.72 FT. TO AN IRON PIN; THENCE S. 50°04’36” E. AND CONTINUING ALONG THE ORIGINAL CENTER LINE OF U.S. ROUTE 35 A DISTANCE OF 99.00 FT. TO A POINT, SAID POINT BEING WITNESSED BY AN IRON PIN N. 62°02’ W. A DISTANCE OF 12.54 FT.; THENCE S. 62°02’ E. AND CONTINUING ALONG THE CENTER LINE OF U.S. ROUTE 35 A DISTANCE OF 1519.11 FT. TO A POINT AT THE NORTHEASTERLY CORNER OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY; THENCE S. 1°07’ W. AND ALONG THE EASTERLY LINE OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY AND PASSING AN IRON PIN ON THE LINE AT 45.43 FEET A DISTANCE OF 254.16 FT. TO A CONCRETE POST AT THE SOUTHEASTERLY CORNER OF THE SAID STACKHOUSE PROPERTY; THENCE N. 87°22’54” W. AND ALONG THE SOUTHERLY LINE OF THE SAID CARL C. AND MILDRED STACKHOUSE PROPERTY A DISTANCE OF 1394.63 FT. TO AN IRON PIN AT THE SOUTHWESTERLY CORNER OF THE SAID STACKHOUSE PROPERTY; THENCE N. 6°30’ W. AND ALONG THE WESTERLY LINE OF SAID STACKHOUSE PROPERTY A DISTANCE OF 1169.33 FT. TO THE PLACE OF BEGINNING, CONTAINING 20.468 ACRES, MORE OR LESS; SUBJECT TO ALL EASEMENTS AND RESTRICTIONS SHOWN OF RECORD, ALSO SUBJECT TO ALL LEGAL HIGHWAYS.

BEING THE SAME PREMISES DESCRIBED IN DEED FROM CARL STACKHOUSE TO MILDRED STACKHOUSE, DATED JANUARY 5, 1949, RECORDED IN VOL. 80, PAGE 255, DEED RECORDS OF FAYETTE COUNTY, OHIO, AND IN DEED FROM FRANK W. EICHENBERG AND BESSIE PEARL EICHENBERG TO CARL C. STACKHOUSE AND MILDRED STACKHOUSE, DATED JUNE 29, 1943, AND RECORDED IN VOL 71, PAGE 373, DEED RECORDS OF FAYETTE COUNTY, OHIO.

SAVE AND EXCEPT:

SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, AND BEING PART OF 20.468 ACRE TRACT IN VIRGINIA MILITARY SURVEY #1361, DEEDED TO THE UNION OIL COMPANY OF CALIFORNIA (DEED BOOK 102, PAGE 356), AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A P.K. NAIL SET IN THE OLD CENTERLINE OF U.S. ROUTE 35, SAID P.K. NAIL MARKS THE NORTHEAST CORNER OF SAID 20.468 ACRE TRACT AND THE NORTHWEST CORNER OF LEONORA HORROW’S 4.49 ACRE TRACT (DEED BOOK 103, PAGE 709); THENCE, SOUTH 1 DEGREE 07 MINUTES 44 SECONDS WEST, 254.26 FEET, ALONG THE EAST LINE OF SAID 20.468 ACRE TRACT, AND THE WEST LINE OF SAID 4.49 ACRE TRACT TO A CONCRETE POST FOUND MARKING THE SOUTHWEST CORNER OF SAID 20.468 ACRE TRACT, AND THE NORTHEAST CORNER OF CAROL H. JANES’ 98.50 ACRE TRACT (DEED BOOK 80, PAGE 355) (PASSING AN IRON PIPE FOUND AT 45.43 FEET); THENCE, NORTH 87 DEGREES 22 MINUTES 54 SECONDS WEST, 780.00 FEET, ALONG THE SOUTH LINE OF SAID 20.468 ACRE TRACT AND THE NORTH LINE OF SAID 98.50 ACRE TRACT TO AN IRON PIPE SET; THENCE, NORTH 27 DEGREES 58 MINUTES 00 SECONDS EAST, 560.81 FEET, ACROSS SAID 20.468 ACRE TRACT TO A P.K. NAIL SET IN THE OLD CENTERLINE OF U.S. ROUTE 35 (PASSING AN IRON PIPE SET AT 520.81 FEET); THENCE, SOUTH 62 DEGREES 02 MINUTES 00 SECONDS EAST, 590.11 FEET, ALONG SAID OLD CENTERLINE OF U.S. ROUTE 35, TO THE PLACE OF BEGINNING, CONTAINING 6.074 ACRES, MORE OR LESS.

ALSO SAVE AND EXCEPT: SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, AND STATE OF OHIO, TO-WIT:

BEGINNING AT A POINT IN THE SOUTHWEST CORNER OF A 20.468 ACRE TRACT OF LAND (OF WHICH THE FOLLOWING IS A PART) CONVEYED TO THE PURE OIL COMPANY, NOW UNION OIL COMPANY OF CALIFORNIA (DEED BOOK 102, PAGE 356) SAID POINT OF BEGINNING ALSO BEING THE SOUTHEAST CORNER OF A TRACT OF LAND BELONGING TO CARL M. JANES (PARCEL 2) DEED BOOK 76, PAGE 630) AND IN THE LINES OF A 98.5 ACRE TRACT OF LAND ALSO BELONGING TO CARL W. JANES (DEED BOOK 78, PAGE 267); THENCE FROM SAID POINT

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OF BEGINNING NORTH 06°30’00” WEST ALONG THE WESTERLY LINE OF UNION OIL PROPERTY AND EASTERLY LINE OF JANES PROPERTY, A DISTANCE OF 205.00 FEET TO A POINT; THENCE SOUTH 62°02’00” EAST ALONG A LINE THROUGH THE UNION OIL PROPERTY, A DISTANCE OF 359.28 FEET TO A POINT; THENCE SOUTH 06°30’00” EAST ALONG A LINE PARALLEL TO SAID WESTERLY LINE OF UNION OIL PROPERTY, A DISTANCE OF 49.21 FEET TO A POINT IN THE SOUTHERLY LINE OF UNION OIL PROPERTY AND NORTHERLY LINE OF JANES PROPERTY, THENCE NORTH 87°22’54” WEST ALONG SAID LINE, A DISTANCE OF 300.00 FEET TO THE POINT OF BEGINNING.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

THE FOLLOWING DESCRIBED REAL ESTATE SITUATES THE MILITARY SURVEY 1361, JEFFERSON TOWNSHIP, FAYETTE COUNTY, OHIO, AND IS PART OF THE ORIGINAL 20.468 ACRE TRACT CONVEYED TO UNION OIL COMPANY OF CALIFORNIA, AS DESCRIBED IN DEED BOOK 108, PAGE 450, FAYETTE COUNTY RECORDER’S OFFICE:

BEGINNING AT AN IRON ROAD (SET) AT THE SOUTHEAST CORNER OF A 0.864 ACRE TRACT CONVEYED TO RATTLESNAKE SEWER DISTRICT (DEED BOOK 115, PAGE 488) AND IN A NORTH LINE OF A 171.5220 ACRE TRACT CONVEYED TO CARL H. & BERNICE I. JANES (DEED BOOK 170, PAGE 423); THENCE WITH SAID 0.864 ACRE TRACT THE FOLLOWING 2 CALLS;

THENCE: NORTH 03 DEGREES 39 MINUTES 51 SECONDS WEST, A DISTANCE OF 49.21 FEET TO AN IRON ROD (SET), WITNESS A 3 INCH METAL POST AT NORTH 03 DEGREES 39 MINUTES 51 SECONDS WEST 0.70 FEET;

THENCE: NORTH 59 DEGREES 18 MINUTES 37 SECONDS WEST, A DISTANCE OF 356.94 FEET TO AN IRON ROD (FOUND) IN THE EAST LINE OF A 4.9807 ACRE TRACT CONVEYED TO SANDRA S. DAVIS (DEED BOOK 161, PAGE 497) AND IN THE LINE BETWEEN JEFFERSON TOWNSHIP AND VILLAGE OF OCTA;

THENCE: NORTH 03 DEGREES 35 MINUTES 51 SECONDS WEST ALONG SAID EAST LINE AND SAID CORPORATION LINE A DISTANCE OF 675.29 FEET TO A 1/2 INCH IRON ROD (FOUND) IN THE SOUTH LINE OF ALLEN ROAD RELOCATED;

THENCE: NORTH 70 DEGREES 59 MINUTES 14 SECONDS EAST ALONG THE SOUTH LINE OF ALLEN ROAD RELOCATED A DISTANCE OF 57.26 FEET TO A 6 INCH CONCRETE MONUMENT (FOUND) IN THE SOUTHWEST LINE OF U.S. ROUTE 35 RELOCATED; THENCE WITH THE SOUTHWEST LINES OF U.S. ROUTE 35 RELOCATED WITH THE FOLLOWING 3 CALLS;

THENCE, SOUTH 57 DEGREES 57 MINUTES 16 SECONDS EAST, A DISTANCE OF 147.89 FEET TO A P.K. NAIL (SET);

THENCE: SOUTH 58 DEGREES 39 MINUTES 46 SECONDS EAST ON A CURVE TO THE LEFT- RADIUS OF 21585.92 FEET-ARC OF 533.27 FEET, A DISTANCE OF 533.71 FEET TO A P.K. NAIL (SET);

THENCE: SOUTH 59 DEGREES 22 MINUTES 16 SECONDS EAST A DISTANCE OF 332.92 FEET TO AN IRON ROD (SET) IN THE WEST LINE OF A 6.074 ACRE TRACT CONVEYED TO GARNER FAMILY PARTNERSHIP (DEED BOOK 160, PAGE 163);

THENCE: SOUTH 30 DEGREES 37 MINUTES 56 SECONDS WEST ALONG SAID WEST LINE, A DISTANCE OF 497.77 FEET TO A 1/2 INCH IRON ROD (FOUND) IN SAID NORTH LINE OF SAID 171.5220 ACRE TRACT AND SOUTHWEST CORNER OF SAID 6.074 ACRE TRACT;

THENCE: NORTH 84 DEGREES 41 MINUTES 47 SECONDS WEST WITH SAID NORTH LINE A DISTANCE OF 314.56 FEET TO THE PLACE OF BEGINNING CONTAINING 11.7256 ACRES; ALL IRON RODS (SET) ARE 5/8 INCH DIAMETER WITH 1-1/4 INCH DIAMETER PLASTIC CAPS STAMPED “RLL 6106”;

REFERENCE BEARING: NORTH 70 DEGREES 59 MINUTES 14 SECONDS EAST, THE CENTERLINE OF ALLEN ROAD RELOCATED AS PER O.D.O.T. HIGHWAY PLANS;

TOGETHER WITH ALL RIGHT, TITLE AND INTEREST, IF ANY OF THE MORTGAGOR TO THE PREMISES DESCRIBED IN DEED BOOK 102 PAGE 265, RECORDER’S OFFICE, FAYETTE COUNTY, OHIO (EASEMENT AREA WITHIN U.S. ROUTE 35 RELOCATED GRANTED TO THE STATE OF OHIO).

PARCEL TWO CONTAINING 2.27 ACRES: SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, BEING A PART OF V.M.S. NO. 1361, AND BEING FURTHER BOUNDED AND DESCRIBED AS FOLLOWS:

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COMMENCING AT A P.K. NAIL (FOUND) UNDER THE PAVEMENT IN THE OLD CENTERLINE OF U.S. ROUTE 35, SAID P.K. NAIL BEING THE NORTHWESTERLY CORNER OF THE ORIGINAL 2.63 ACRES “THIRD TRACT” AS CONVEYED TO LEENORA B. MORROW (D.B. 103, PAGE 709); THENCE WITH THE OLD CENTERLINE OF U.S. ROUTE 35 N 62 DEG. 02 MIN. 00 SEC. W, A DISTANCE OF 383.32 FT. TO THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED; WITH A NEW DIVISION LINE S 27 DEG. 58 MIN. 00 SEC. W, PASSING A 5/8” IRON PIN (SET) AT 40.54 FT., A TOTAL DISTANCE OF 462.85 FT. TO A 5/8” IRON PIN (SET) IN THE NORTHERLY LINE OF THE ORIGINAL 171.5220 ACRE TRACT AS CONVEYED TO JANES FAMILY PARTNERSHIP, L.P. (O.R. 183, PAGE 769); THENCE WITH THE NORTHERLY LINE OF JANES FAMILY PARTNERSHIP, L.P. N 87 DEG. 22 MIN. 54 SEC. W, A DISTANCE OF 228.82 FT. TO A 1/2” IRON PIN (FOUND), SAID IRON PIN BEING THE SOUTHEASTERLY CORNER OF THE 11.756 ACRE TRACT AS CONVEYED TO NATIONAL AUTO/TRUCK STOPS, INC., (D.B. 174, PAGE 1093); THENCE WITH THE EASTERLY LINE OF NATIONAL AUTO/TRUCK STOPS, INC. N 27 DEG. 58 MIN. 00 SEC. E, PASSING A 5/8” IRON PIN (FOUND) MARKING THE NORTHEASTERLY CORNER OF SAID NATIONAL AUTO/TRUCK STOPS, INC. AT 497.77 FT., AND CONTINUING WITH THE NORTHWESTERLY LINE TO THE 6.074 ACRE TRACT OF WHICH THIS DESCRIPTION IS A PART, A TOTAL DISTANCE OF 560.81 FT. TO A POINT IN THE OLD CENTERLINE OF U.S. ROUTE 35; THENCE WITH THE OLD CENTERLINE OF U.S. ROUTE 35, S 62 DEG. 02 MIN. 00 SEC. E, A DISTANCE OF 206.79 FT. TO THE TRUE POINT OF BEGINNING, THENCE WITH THE OLD CENTERLINE OF U.S. ROUTE 35, S., CONTAINING 2.430 ACRES OF LAND.

BEARINGS ARE BASED UPON THE RECORD BEARING (N 27 DEG. 58 MIN. 00 SEC. E) OF THE WESTERLY LINE OF THE 6.074 ACRE TRACT AS FOUND IN DEED BOOK 160, PAGE 163.

THE ABOVE DESCRIPTION IS A PART OF THE 6.074 ACRE TRACT AS CONVEYED TO GARNER FAMILY PARTNERSHIP AND RECORDED IN DEED BOOK 160, PAGE 163 OF THE FAYETTE COUNTY RECORDER’S OFFICE.

LAND SURVEYED IN JULY 1998, UNDER THE DIRECTION OF THOMAS E. PURTELL, REGISTERED PROFESSIONAL SURVEYOR NO. 6519, THE SURVEY PLAT OF WHICH IS REFERRED TO AS DRAWING NO. S98-812 ON FILE IN THE OFFICE OF MCCARTY ASSOCIATES, WASHINGTON C.H., OHIO.

ALL IRON PINS (SET) ARE 5/8” DIAMETER WITH 1-3/4” DIAMETER PLASTIC CAPS STAMPED “MCCARTY ASSOCIATES.”

EXCEPTED THEREFROM IS THE FOLLOWING TRACT: SITUATED IN THE TOWNSHIP OF JEFFERSON, COUNTY OF FAYETTE, STATE OF OHIO, AND IN THE SURVEY NO. 1361, VIRGINIA MILITARY DISTRICT, AND BOUNDED AND DESCRIBED AS FOLLOWS:

PARCEL NO. 162WD

BEING A PARCEL OF LAND LYING ON THE RIGHT SIDE OF THE CENTERLINE OF A SURVEY, MADE BY THE DEPARTMENT OF TRANSPORTATION, AND RECORDED IN BOOK                            PAGE                       , OF THE RECORDS OF FAYETTE COUNTY AND BEING LOCATED WITHIN THE FOLLOWING DESCRIBED POINT IN THE BOUNDARY THEREOF.

BEGINNING AT A RAILROAD SPIKE FOUND AT THE NORTHWESTERLY CORNER OF A 2.31 ACRE TRACT CONVEYED TO LEENORA B. MORROW AS RECORDED IN DEED BOOK 98, PAGE 515 AND DEED BOOK 103, PAGE 709, THE SOUTHEASTERLY CORNER OF A 5.299 ACRE TRACT CONVEYED TO CROWN PROPERTY DEVELOPMENT, AN OHIO CORPORATION AS RECORDED IN DEED BOOK 168, PAGE 93, AND IN THE EASTERLY LINE OF THE VIRGINIA MILITARY DISTRICT SURVEY NO. 1361, AND ON THE EXISTING CENTERLINE OF EXISTING US-35, AND BEING 12.00 FEET RIGHT OF STATION 66+89.94, PROPOSED CENTERLINE OF EXISTING US-35.

THENCE ALONG THE CENTERLINE OF EXISTING US-35 AND THE SOUTHERLY LINE OF SAID CROWN PROPERTY DEVELOPMENT, NORTH 59° 22’ 43” WEST A DISTANCE OF 382.79 FEET TO THE GRANTOR’S NORTHEASTERLY CORNER, AND THE NORTHWESTERLY CORNER OF A 2.430

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ACRE TRACT CONVEYED TO MICHAEL J. GARNER AS RECORDED IN OFFICIAL RECORD 41, PAGE 692, SAID POINT BEING 12.00 FEET RIGHT OF STATION 63+07.15 PROPOSED CENTERLINE OF EXISTING US-35 AND BEING THE TRUE POINT OF BEGINNING:

THENCE ALONG THE GRANTOR’S EASTERLY LINE AND THE WESTERLY LINE OF SAID 2.430 ACRE TRACT SOUTH 30° 38’ 09” WEST A DISTANCE OF 63.00 FEET TO A POINT 75.00 FEET RIGHT OF STATION 63+07.13 PROPOSED CENTERLINE OF EXISTING US-35;

THENCE NORTH 59° 22’ 43” WEST A DISTANCE OF 107.66 FEET TO A CONCRETE MONUMENT FOUND AT THE CORNER OF THE EXISTING SOUTHERLY RIGHT-OF-WAY LINE OF EXISTING US-35, 75.00 FEET RIGHT OF STATION 61+99.47 PROPOSED CENTERLINE OF EXISTING US-35;

THENCE NORTH 30° 37’ 17” EAST A DISTANCE OF 63.00 FEET TO A P.K. NAIL FOUND IN THE GRANTOR’S NORTHERLY LINE AND THE SOUTHERLY LINE OF SAID CROWN PROPERTY DEVELOPMENT, 12.00 FEET RIGHT OF STATION 61+99.47 PROPOSED CENTERLINE OF EXISTING US-35;

THENCE ALONG THE GRANTOR’S NORTHERLY LINE AND THE SOUTHERLY LINE OF SAID CROWN PROPERTY DEVELOPMENT, SOUTH 59° 22’ 43” EAST A DISTANCE OF 107.67 FEET TO THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIBED AREA CONTAINS 0.156 ACRES MORE OR LESS INCLUDING THE PRESENT ROAD WHICH OCCUPIES 0.099 ACRES MORE OR LESS AND IS FROM AUDITOR’S PARCEL NO. 060-015-0-00-043-02 WHICH PRESENTLY CONTAINS 2.430 ACRES.

THE BEARINGS ARE BASED UPON A SURVEY MADE FOR FAY-35-2.57 AS RECORDED IN PLAT BOOK                                , PAGE                        , COUNTY RECORDER’S OFFICE.

THIS DESCRIPTION IS BASED ON A SURVEY MADE BY ERIKSSON ENGINEERING FOR THE DEPARTMENT OF TRANSPORTATION IN 1995, WILLIAM G. YOUNG, REGISTERED SURVEYOR NO. 6109.

SAID STATIONS BEING THE STATION NUMBERS AS STIPULATED IN THE HEREINBEFORE MENTIONED SURVEY AND AS SHOWN BY PLANS ON FILE IN THE DEPARTMENT OF TRANSPORTATION, COLUMBUS, OHIO.

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3.029 Kingsville, OH
5551 St. Rt. 193
P.O. Box 527
Kingsville, OH 44028
(TCA Site No. 29)

Legal Description

Situated in the Township of Kingsville, County of Ashtabula and State of Ohio: being known as parts of Lots 17 and 18 in Kingsville Twp., Ashtabula County, Ohio, and being more fully described as follows:

Beginning at a point where the center line of State Route 170 (now known as SR 193) is intersected by the lot line between Lots 17 and 18, Kingsville Twp., said point being 657.41 feet southerly from the center Line intersection of State Route 84, as measured along the center line of State Route 170 (now known as SR 193);

Thence running due South along the center line of State Route 170 (now known as SR 193), 894.45 feet to a point;

Thence running N. 88 degrees 20’ 30” W., parallel to the Northerly line of land now owned by W.A. & B.J. Mitrovich, 30.01 feet to an iron pin in the westerly line of State Route 170 (now known as SR 193);

Thence continuing in the same course 484.99 feet to a point;

Thence running due South parallel to the center line of State Route 170 (now known as SR 193), 300 feet to a point in the northerly line of land now or formerly owned by Ira M. Miller;

Thence running N. 88 degrees 20’ 30” W. along Miller’s Northerly line 100 feet to an iron pin;

Thence running S. 89 degrees 57’ 10” W. along Miller’s Northerly line 770.87 feet to a point in the Northerly right-of-way of the Cleveland Electric Illuminating Co. high line;

Thence running N. 70 degrees 56’ 04” W. along the C.E.I. Co. high line northerly right-of-way-line 534.25 feet to a point in the lot line between lots 18 and 19, Kingsville Twp.,

Thence running N. 0 degrees 03’ 24” W. along the lot line between Lots 18 and 19 Kingsville Twp. 30.72 feet to an iron pipe in the Southerly line of Interstate Route 90;

Thence running Northeasterly along the Southerly line of Interstate Route 90, said line being a curve having a radius of 21,335.92 feet a chord length and bearing of 237.76 feet, N. 43 degrees 19’ 06” E., an arc distance of 237.80 feet to an iron pipe in the Southwest corner of land formerly owned by G.A. Rexroad;

Thence continuing Northeasterly along the Southerly line of Interstate Route 90, along a curve having an angle of 2 degrees 37’ 50”, an arc distance of 979.57 feet, a chord bearing of N. 44 degrees 57’ E., a chord distance 979.49 feet to an iron pipe; said iron pipe being 150 feet right of center line station 371+100, center line survey by Ohio State Highway Dept., Interstate Route 90;

Thence running N. 52 degrees 19’ 10” E. along said southerly line of Interstate Route 90, 544.21 feet to a point;

Thence running S. 0 degrees 07’ 30” W. a distance of 210.41 feet to a point in the lot line between Lots 17 and 18, Kingsville Twp.;

Thence running S. 88 degrees 20’ 30” E. along the lot line between Lots 17 and 18, Kingsville Twp., 575.45 feet to an iron pin in the westerly line of State Route 170 (now known as SR 193); thence continuing in the same course 30.01 feet to the place of beginning and containing 36.96 acres of land. A survey of this property was made by Jesse W. Hart, et al.

All of above described land being the same as follows:

Situated in the Township of Kingsville County of Ashtabula, State of Ohio, and known as being part of Lots 17 and 18 of said Township, and further described as follows:

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Beginning at a point in the centerline of State Route 193 at the intersection of the North line of Lot 18, said point known as Highway Station 197+72.67, being South 657.41 feet (deed & measured) from a 3/4 inch diameter iron pin (found in a monument box) at the intersection of the centerline of State Route 84: Thence South (deed), along the centerline of State Route 193, 894.45 feet (deed & measured) to a point at the Northeast corner of lands deeded to J. Starzynski in Volume 697, Page 970 Ashtabula County Deeds.

Thence North 88 degrees, 17 minutes, 52 seconds West-observed, (North 88 degrees, 20 minutes, 30 seconds West-deed), along Starzynski’s North line and passing thru an identified iron pin (set at 75.03 feet) on the West line of State Route 193, 515.00 feet (deed and measured) to an identified iron pin (set) at Starzynski’s Northwest corner.

Thence South, parallel with State Route 193, along Starzynski’s West line, 300.00 feet (deed and measured) to an identified iron pin (set) at Starzynski’s Southwest corner, also being on the North Line of lands deeded to Penn Ohio Plaza Inc. as Tract 2 in Volume 700, Page 238 Ashtabula County Deeds.

Thence North 88 degrees, 17 minutes, 52 seconds West-observed, (North 88 degrees, 20 minutes, 30 seconds West-deed), along the North line of said Tract 2, 100.00 feet (deed & measured) to an identified iron pin (set).

Thence North 89 degrees, 58 minutes, 31 seconds West-observed, (North 89 degrees, 57 minutes, 10 seconds West-deed), 771.58 feet-observed, (770.87 feet-deed), to a 1 inch diameter iron pipe (found) at the Northwest corner of said Tract 2, also being on the northerly line of lands deeded to the Cleveland Electric Illuminating Company.

Thence North 70 degrees, 53 minutes, 02 seconds West-observed, (North 70 degrees, 56 minutes 02 seconds West-deed), along the Illuminating Company’s northerly line 534.40 feet-observed, (534.25 feet-deed), to an identified iron pin (set) on the West line of Lot 18.

Thence North 00 degrees, 03 minutes, 24 seconds West (deed), along the lot line, 28.99 feet-observed, (30.72 feet-deed), to an identified iron pin (set) on the southerly line of Interstate 90.

Thence in a northeasterly direction, following along the southerly line of Interstate 90, curving to the right, said curve having a radius of 21,335.92 feet, an arc distance of 1218.42 feet-observed, (1217.37 feet-deed), a chord distance of 1218.25 feet, bearing North 44 degrees, 37 minutes, 34 seconds East-observed, and passing thru a 1/2 inch diameter iron pipe (found 0.45 feet southwesterly from) a point, which falls in a 12 inch diameter tree.

Thence North 52 degrees, 19 minutes, 23 seconds East-observed, (North 52 degrees, 19 minutes, 10 seconds East-deed), along the southerly line of Interstate 90, 544.72 feet-observed, (544.21 feet-deed), to an identified iron pin (set) at the Northwest corner of lands deeded to Emro Marketing Co. in Volume 20, Page 1442 Ashtabula County Recorder’s general index.

Thence South 00 degrees, 08 minutes, 25 seconds West-observed, (South 00 degrees, 07 minutes, 30 seconds West-deed), along Emro Marketing’s West line, 210.41 feet (deed & measured) to an identified iron pin (set) at Emro Marketing’s Southwest corner. Also being on the North line of Lot 18.

Thence South 88 degrees, 20 minutes, 58 seconds East-observed, (South 88 degrees, 20 minutes, 30 seconds East-deed), along Emro Marketing’s South line, being the lot line, 565.44 feet to an identified iron pin (set); Thence, continuing in the same direction, along the lot line, 40.02 feet, to the place of beginning and containing 36.943 acres of land but subject to all legal highways, more specifically being part of an easement to the State of Ohio, as Parcel No. 3, recorded in Volume 647, Page 211 Ashtabula County deeds, and further described as follows:

Beginning at a point in the centerline of State Route 193, at the North line of Lot 18, being

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Highway Station 197+72.67: Thence South, along the centerline of State Route 193, 894.45 feet to the Southeast corner of the above-described lands.

Thence North 88 degrees, 17 minutes, 52 seconds West, along the South property line, 75.03 feet to an identified iron pin.

Thence North, 169.55 feet to an angle point.

Thence North 25 degrees, 33 minutes, 54 seconds East, 55.90 feet to an angle point.

Thence North, 300.00 feet to an angle point.

Thence North 26 degrees, 33 minutes, 54 seconds East, 33.54 feet to an angle point.

Thence North, 70.00 feet to an angle point.

Thence East, 5.00 feet to an angle point.

Thence North, 273.54 feet to a point on the North line of Lot 18.

Thence South 88 degrees, 20 minutes, 58 seconds East, along the lot line 30.01 feet to the place of beginning and containing 0.984 acres of land.

Being the same properties deeded to the Union Oil Company of California by deed Volume 684, Page 497 of the Ashtabula County Record of Deeds.

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3.024 London, OH
940 US Rt. 42, NE
P.O. Box 560
London, OH 43140

Legal Description

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF MADISON, STATE OF OHIO, BEING MORE PARTICULARLY DESCRIBED AS:

TRACT ONE: SITUATE IN THE STATE OF OHIO, COUNTY OF MADISON, AND TOWNSHIP OF DEERCREEK, AND IN SURVEY NO. 8965-10927, VIRGINIA MILITARY LANDS, AND BEING PART OF THAT SECOND TRACT CONTAINING 96.93 ACRES, IN WHICH A LIFE ESTATE WAS CONVEYED TO LEVISA YERIAN BY CERTIFICATE OF TRANSFER OF RECORD IN DEED BOOK 160, PAGE 129, RECORDER’S OFFICE, MADISON COUNTY, OHIO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A SPIKE IN THE CENTER OF UNITED STATES ROUTE 42 AT A SOUTHEASTERLY CORNER OF THE ABOVE MENTIONED SECOND TRACT; THENCE S. 75° 17’ 08” W. ALONG THE SOUTHERLY LINE OF SAID TRACT AND A SOUTHERLY LINE OF THE ABOVE MENTIONED SURVEY NO. 8965-10927, A DISTANCE OF 1,058.20 FEET TO AN IRON PIN PASSING AN IRON PIN ON LINE AT 55.50 FEET IN THE WESTERLY LINE OF SAID ROUTE 42; THENCE N. 21° 39’ 06” W. ALONG THE WESTERLY LINE OF SAID TRACT AND A WESTERLY LINE OF SAID SURVEY 1,360.32 FEET TO A POINT IN THE SOUTHERLY LINE OF THE LIMITED-ACCESS RIGHT OF WAY FOR INTERSTATE ROUTE NO. 70, AS SAID RIGHT OF WAY IS DELINEATED ON THE PLANS FOR INTERSTATE ROUTE NO. 70, MADISON COUNTY MAD.-70-6.25 ON RECORD IN THE DEPARTMENT OF HIGHWAYS, STATE OF OHIO; THENCE ALONG SAID LIMITED ACCESS RIGHT OF WAY LINE THE FOLLOWING COURSES: N. 74° 20’ 37” E. A DISTANCE OF 457.79 FEET TO AN ANGLE POINT; N. 75° 41’ 37” E. A DISTANCE OF 571.30 FEET TO AN ANGLE POINT; N. 79° 06’ 56” E. A DISTANCE OF 593.92 FEET TO AN IRON PIN AT AN ANGLE POINT; N. 84° 24’ 57” E. A DISTANCE OF 293.39 FEET TO AN IRON PIN AT AN ANGLE POINT; S. 51° 12’ 48” E. A DISTANCE OF 570.84 FEET TO AN ANGLE POINT; S. 35° 40’ 22” W. A DISTANCE OF 117.42 FEET TO AN ANGLE POINT; S. 31° 02’ 10” W. A DISTANCE OF 408.32 FEET TO A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF SAID ROUTE 42; THENCE S. 47° 22’ 49” E. ALONG THE SOUTHWESTERLY LIMIT OF SAID LIMITED-ACCESS RIGHT OF WAY ACROSS SAID ROUTE 42, A DISTANCE OF 30.00 FEET TO A POINT IN THE CENTER OF SAID ROUTE 42; THENCE S. 42° 39’ 01” W. ALONG THE CENTER OF SAID ROUTE 42 AND THE SOUTHEASTERLY LINE OF THE AFOREMENTIONED SECOND TRACT 785.60 FEET TO THE PLACE OF BEGINNING, CONTAINING 55.660 ACRES, MORE OR LESS.

TRACT TWO: TOGETHER WITH AN EASEMENT FOR THE PURPOSE OF CONSTRUCTING AND MAINTAINING A SEWER LINE OVER, ACROSS, THROUGH AND UNDER A TRACT OF LAND (HEREINAFTER IDENTIFIED AS “EASEMENT TRACT”) DESCRIBED AS FOLLOWS:

EASEMENT TRACT

SITUATE IN THE STATE OF OHIO, THE COUNTY OF MADISON AND THE TOWNSHIP OF DEERCREEK, AND BEING A PORTION OF SURVEYS NO. 8965, 10927 AND 7829, VIRGINIA MILITARY LANDS; ALSO BEING PART OF THAT CERTAIN FIRST TRACT AS THE SAME IS SHOWN OF RECORD IN DEED BOOK 160, PAGE 129, RECORDS OF THE RECORDER’S OFFICE, MADISON COUNTY, OHIO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER LINE OF U.S. ROUTE 42, SAME POINT BEING N. 41° 30’ 00” E. A DISTANCE OF 300.47 FEET FROM THE POINT OF INTERSECTION OF SAID CENTER LINE WITH THE SOUTHERLY LINE OF THE ABOVE-MENTIONED FIRST TRACT, SHOWN OF RECORD IN DEED BOOK 160, PAGE 129, OF THE AFOREMENTIONED RECORDS; THENCE FROM SAID POINT OF BEGINNING N. 41° 30’ E. AND ALONG THE CENTER LINE OF U.S. ROUTE 42 AND ALONG THE WESTERLY LINE OF SAID FIRST TRACT, A DISTANCE OF 118.57 FEET TO A POINT; THENCE S. 48° 30’ E. AND AT RIGHT ANGLES TO THE CENTER LINE OF U.S. ROUTE 42 AND PASSING AN IRON PIN ON LINE IN THE EASTERLY RIGHT OF WAY LINE OF U.S. ROUTE 42 AT 30.00 FEET, SAME POINT BEING THE SOUTHWESTERLY CORNER OF A CERTAIN TRACT UNDER CONTRACT TO THE SUN OIL COMPANY, A DISTANCE OF 53.00 FEET TO AN IRON PIN IN THE SOUTHERLY LINE OF THE AFOREMENTIONED SUN OIL COMPANY TRACT; THENCE N. 74° 26’ 30” E. AND PARALLEL TO THE SOUTHERLY LINE OF THE ABOVE MENTIONED FIRST TRACT AND ALONG THE SOUTHERLY LINE OF THE AFOREMENTIONED SUN OIL COMPANY

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TRACT, A DISTANCE OF 1460 FEET TO A POINT ON THE EASTERLY EDGE OF GLADE RUN; THENCE S. 15° 33’ 30” E. A DISTANCE OF 20.00 FEET TO A POINT; THENCE S. 74° 26’ 30” W. AND PARALLEL TO THE SOUTHERLY LINE OF THE AFOREMENTIONED FIRST TRACT, A DISTANCE OF 1588.34 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPTING THE FOLLOWING DESCRIBED PARCEL:

SITUATE IN THE STATE OF OHIO, COUNTY OF MADISON, TOWNSHIP OF DEERCREEK AND IN SURVEY 8965-10927 VIRGINIA MILITARY LANDS AND BEING PART OF THAT SECOND TRACT CONTAINING 96.93 ACRES AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A SPIKE IN THE CENTER OF U.S. ROUTE 42 AT A SOUTHEASTERLY CORNER OF ABOVE MENTIONED SECOND TRACT; THENCE WITH THE SOUTHERLY LINE OF SAID TRACT, ALSO BEING THE SOUTHERLY LINE OF ABOVE MENTIONED VMS SURVEY 8965-10927,

S 75°17’08” W A DISTANCE OF 1058.20 FEET TO A POINT, SAID POINT IN THE WESTERLY LINE OF SAID TRACT AND SURVEY; THENCE ALONG SAID WESTERLY LINE OF SAID TRACT AND SURVEY,

N 21°39’06” W A DISTANCE OF 1360.32 FEET TO A POINT IN THE SOUTHERLY LINE OF THE LIMITED ACCESS RIGHT-OF-WAY FOR INTERSTATE ROUTE 70 (MAD-70-6.25, ODOT); THENCE WITH SAID RIGHT-OF-WAY,

N 74°20’37” E A DISTANCE OF 457.79 FEET TO A POINT AND

N 75°11’37” E A DISTANCE OF 335.96 FEET TO A POINT; THENCE DEPARTING FROM SAID RIGHT-OF-WAY AND THROUGH SAID 55.660 ACRE LEASED TRACT AFORESAID,

S 21°39’06” E A DISTANCE OF 548.18 FEET TO A POINT AND

S 48°45’55” E A DISTANCE OF 879.05 FEET TO A POINT, SAID POINT BEING IN THE CENTERLINE OF U.S. 42, THENCE, WITH SAID CENTERLINE,

S 42°39’01” W A DISTANCE OF 153.89 FEET TO A POINT, SAID POINT BEING THE PLACE OF BEGINNING, CONTAINING 28.722 ACRES, MORE OR LESS.

ALL OF THE ABOVE-DESCRIBED TRACTS 1, 2 AND EASEMENT TRACT BEING THE SAME AS FOLLOWS:

SITUATED IN THE STATE OF OHIO, COUNTY OF MADISON, AND TOWNSHIP OF DEERCREEK, AND IN SURVEY NUMBER 8965-10927 VIRGINIA MILITARY LANDS, AND BEING A PART OF THAT SECOND TRACT CONTAINING 96.93 MORE OR LESS ACRES, IN WHICH A LIFE ESTATE WAS CONVEYED TO LEVISA YERIAN BY CERTIFICATE OF TRANSFER OF RECORD IN DEED BOOK 160, PAGE 129 OF THE MADISON COUNTY RECORDERS OFFICE AND BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE CENTER OF U.S. ROUTE 42 AT THE SOUTHEASTERLY CORNER OF THE ABOVE MENTIONED SECOND TRACT, SAID POINT BEING THE SOUTHWEST CORNER OF THE 13.540 MORE OR LESS ACRE TRACT CONVEYED TO FRANCHISE REALTY INTERSTATE CORPORATION BY DEED RECORDED IN VOLUME 244 PAGE 363 OF THE SAID COUNTY RECORDS; SAID POINT ALSO BEING SOUTH 75 DEGREES 33 MINUTES 48 SECONDS WEST 55.18 FEET FROM AN EXISTING IRON PIN (3/4 INCH ID PIPE) ON THE SOUTH LINE OF SAID 13.540 MORE OR LESS ACRE TRACT; THENCE WITH THE CENTER OF SAID ROUTE 42 AND THE WEST LINE OF THE SAID 13.540 MORE OR LESS ACRE TRACT; NORTH 42 DEGREES 38 MINUTES 34 SECONDS EAST 153.94 FEET TO A POINT; THENCE LEAVING THE SAID ROUTE 42 AND WITH THE EASTERLY LINE OF A 28.722 MORE OR LESS ACRE TRACT CONVEYED TO BEN TOBIN, JR. BY DEED RECORDED IN VOLUME 269, PAGE 710 NORTH 48 DEGREES 46 MINUTES 36 SECONDS WEST 878.89 FEET TO AN IRON PIN SET, PASSING AN IRON PIN SET AT 30.01 FEET; THENCE CONTINUING WITH THE EASTERLY LINE NORTH 21 DEGREES 39 MINUTES 47 SECONDS WEST 548.08 FEET TO AN IRON PIN SET ON THE SOUTH LIMITED ACCESS RIGHT-OF-WAY LINE OF INTERSTATE 70; THENCE LEAVING THE SAID EASTERLY LINE AND WITH THE RIGHT-OF-WAY LINE OF I-70 THE NEXT FOUR COURSES AND DISTANCES:

1) NORTH 75 DEGREES 40 MINUTES 11 SECONDS EAST 235.34 FEET TO AN IRON PIN SET AT 123.00 FEET RIGHT OF CENTERLINE STATION 435+00; 2) NORTH 79 DEGREES 05 MINUTES 30

2

SECONDS EAST 593.80 FEET TO AN EXISTING IRON PIN (3/4 INCH ID PIPE) AT 130.00 FEET RIGHT OF CENTERLINE STATION 441+00;

3)   NORTH 84 DEGREES 22 MINUTES 07 SECONDS EAST 293.24 FEET TO AN IRON PIN SET AT 149.75 FEET RIGHT OF CENTERLINE STATION 443+95.98;

4)   SOUTH 51 DEGREES 15 MINUTES 02 SECONDS EAST 570.84 FEET TO A POINT, SAID POINT BEING 124.20 LEFT OF STATION 678+16.55 OF U.S. ROUTE 42, SAID POINT ALSO BEING NORTH 86 DEGREES 32 MINUTES 20 SECONDS EAST 1.21 FEET FROM AN EXISTING IRON PIN (3/4 INCH ID PIPE); THENCE WITH THE WESTERLY L.A. RIGHT-OF-WAY OF U.S. ROUTE 42, SOUTH 35 DEGREES 40 MINUTES 32 SECONDS WEST 117.41 FEET TO AN IRON PIN SET; THENCE CONTINUING WITH THE SAID RIGHT-OF-WAY, SOUTH 30 DEGREES 59 MINUTES 05 SECONDS WEST 408.39 FEET TO A POINT, PASSING AN IRON PIN SET AT 388.39 FEET; THENCE CONTINUING WITH THE SOUTHERLY LIMITS OF THE SAID RIGHT-OF-WAY SOUTH 47 DEGREES 23 MINUTES 06 SECONDS EAST 30.00 FEET TO A POINT IN U.S. ROUTE 42, PASSING THE CENTER OF U.S. ROUTE 42 AT 27.65; THENCE WITH THE EASTERLY LINE OF THE ABOVE MENTIONED LEVISA YERIAN SECOND TRACT SOUTH 42 DEGREES 38 MINUTES 34 SECONDS WEST, 631.93 FEET TO THE PLACE OF BEGINNING, PASSING THE NORTHWEST CORNER OF THE ABOVE MENTIONED 13.540 MORE OR LESS ACRE TRACT AT 366.38 FEET.

CONTAINING 26.937 MORE OR LESS ACRES. SUBJECT TO ALL APPLICABLE EASEMENTS.

3

3.095 North Canton, OH
4450 Portage St., NW
North Canton, OH 44720
(TCA Site No. 95)

Situated in the Township of Jackson, County of Stark and State of Ohio and being part of the southeast quarter of Section 12, Township 11 (Jackson) Range 9 and being further described as follows:

Commencing for reference at a county monument at the southwest corner of the southeast quarter of section 12; thence S 87°37’55” E along the south line of section 12, a distance of 407.88 feet to a 5/8” steel rod set at the true place of beginning;

1)   Thence N 12º 26’ 11” W, a distance of 419.36 feet to a 5/8” steel rod set;

2)   Thence N 00º 16’ 33” E, along the right-of-way of Interstate 77, a distance of 568.04 feet to a 5/8” steel rod set;

3)   Thence N 11º 04’ 30” W, continuing along said right-of-way, a distance of 112.87 feet to a 5/8” steel rod set;

4)   Thence N 56º 47’ 40” E, along a right-of-way of Portage Street N.W., a distance of 151.89 feet to a 5/8” steel rod set;

5)   Thence S 14º 19’ 55” E, along lands now or formerly owned by M. Kittoe, a distance of 224.00 feet to a 5/8” steel rod set;

6)   Thence N 75º 40’ 06” E, along lands now or formerly owned by M. Kittoe, a distance of 200.06 feet to a point witnessed by a 5/8” steel rod set S 75º 40’ 06” W, a distance of 5.00 feet;

7)   Thence S 14º 19’ 54” E, along the west line of North Canton Homesites as recorded in Plat Book 14, Pages 80-88 and lands now or formerly owned by D. Kitson, a distance of 1058.83 feet to a steel rod found (and passing over a 5/8” Steel rod set at 5.00 feet);

8)   Thence N 87º 37’ 55” W, along the south line of Section 12, a distance of 529.66 feet to a 5/8” steel rod set at the true place of beginning and containing 11.199 acres or 487,849 square feet, more or less.

The Bearings are based on the centerline survey plat for Interstate 77.

3.087 Toledo, OH
3483 Libbey Road
Perrysburg, OH 43551
(TCA Site No. 87 - Toledo)

Legal Description

Parcel I:

Being a parcel of land in the Southeast Quarter (1/4) of Section 34, Town 7 North, Range 12 East, Lake Township, Wood County, Ohio, more fully described as follows:

Commencing at a point in the North line of the Southeast Quarter (1/4) of Section 34 located Seventy-seven and Ninety Hundredths (77.90) feet East of the Northwest corner of the said Southeast Quarter (1/4) of Section 34;

Thence South Eighty-nine (89) degrees, Fifty-one (51) minutes, Zero (00) seconds East along the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred and Zero Hundredths (600.00) feet to a point;

Thence South forming an interior angle of Ninety (90) degrees, Nine (09) minutes on a line parallel with the West line of the said Southeast Quarter (1/4) of Section 34 a distance of Six Hundred and Zero Hundredths (600.00) feet to a point;

Thence North Eighty-nine (89) degrees, Fifty-one (51) minutes West on a line parallel with the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred Seventy-seven and Ninety Hundredths (677.90) feet to the said West line of the Southeast Quarter (1/4) of Section 34;

Thence North along the West line of the Southeast Quarter (1/4) of Section 34, said West line also being the East right of way line of the Toledo Expressway a distance of Three Hundred Eighty-nine and Eighty-five Hundredths (389.85) feet to a point;

Thence North Twenty (20) degrees, Eighteen (18) minutes, Twenty-seven (27) seconds East and continuing along the said Easterly right of way line of the Toledo Expressway a distance of Two Hundred Twenty-three and Ninety-one Hundredths (223.91) feet to the place of beginning. Subject to all legal highways.

Parcel II:

Being a parcel of land in the Southeast Quarter (1/4) of Section 34, Town 7 North, Range 12 East, Lake Township, Wood County, Ohio, more fully described as follows:

Commencing at a point in the North line of the Southeast Quarter (1/4) of Section 34, said point being Six Hundred Seventy-seven and Ninety Hundredths (677.90) feet East of the Northwest corner of the Southeast quarter (1/4) of Section 34;

Thence South Eighty-nine (89) degrees, Fifty-one (51) minutes East along the said North line of the Southeast Quarter (1/4) a distance of Two Hundred and Zero Hundredths (200.00) feet to a point;

Thence South on a line parallel to the West line of the Southeast Quarter (1/4) of Section 34 a distance of Eight Hundred Eighty-four and Twenty-two Hundredths (884.22) feet to a point;

Thence North Eighty-nine (89) degrees, Fifty-one (51) minutes West on a line parallel to the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Eight Hundred Seventy-seven and Ninety Hundredths (877.90) feet to the said West line of the Southeast Quarter (1/4) of Section 34;

Thence North along the West line of the Southeast Quarter (1/4) of Section 34; said West line also being the East right of way line of the Toledo Expressway, a distance of Two Hundred Eighty-four and Twenty-two Hundredths (284.22) feet to a point;

Thence South Eighty-nine (89) degrees, Fifty-one (51) minutes East on a line parallel to the said North line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred Seventy-seven

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and Ninety Hundredths (677.90) feet to a point;

Thence North on a line parallel to the said West line of the Southeast Quarter (1/4) of Section 34 a distance of Six Hundred and Zero Hundredths (600.00) feet to the place of beginning. Subject to all legal highways.

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3.015 Lodi, OH
P.O. Box 125
8834 Lake Road
Seville, OH 44273
(TCA Site No. 15 - Lodi)

Legal Description

Situated in the Township of Westfield, County of Medina and State of Ohio, and being part of Lot 38 in Westfield Township, more fully described as follows.

Beginning at a point where the East line of said Lot 38 intersects the centerline of US Route 224 as recorded in Plat Book 7, Page 35 in the Medina County Recorders Office, witnessed by a 5/8” steel rod set N. 18 deg. 49’ 41” W, a distance of 182.03 feet, said rod being at the intersection of the northerly right-of-way of US 224 and the westerly right-of-way of the C.H.19 (currently 45 feet west of the original centerline as located in Road Record Book 1, Page 316) and beginning point being the true place of beginning of the parcel herein described;

1.   Thence along the centerline of US 224, along a curve to the right, having a central angle of 16 deg. 01’ 44”, a radius distance of 3,906.53 feet, a chord distance of 1,089.32 feet which bears N 72 deg. 58’ 40” W, an arc distance of 1,092.88 feet to a point,

2.   Thence N 00 deg. 56’ 06” E, along lands now or formerly owned by the Board of County Commissioners of Medina County, a distance of 1,113.82 feet to a stone found (and passing over 5/8” steel rod found at a distance of 176.04 feet at the northerly right-of-way of US 224),

3.   Thence S 89 deg. 07’ 24” E, along lands now or formerly owned by Richard A. Mathews, a distance of 1,044.59 feet to a rail road spike set (and passing over a 5/8” steel rod set at a distance of 991.39 feet at the Westerly right-of-way of C.H. 19),

4.   Thence S 00 deg. 51’ 04” W, along the East line of Lot 38, a distance of 1,416.73 feet to the true place of beginning and containing 31.005 acres, as surveyed by Curtis G. Deibel, Registered Surveyor #6673, in September, 1993.

Excepting therefrom that certain parcel of land conveyed to the State of Ohio, Department of Transportation, contained in Warranty Deed recorded May 9, 2006 as Document No. 2006OR014108 of Medina County Records, described more fully as follows:

Situated in the County of Medina, State of Ohio, and the Township of Westfield, being part of Lot 38 of Westfield Township, T-1-N, R-15-W, being part of a record 31.0051 acre parcel of land as conveyed to TA Operating Corporation, a Delaware Corporation on December 22, 1993 by Official Record Volume 892, Page 116 of the Medina County Recorder’s records, and being a parcel of land lying on the left side of the centerline of right-of-way of Lake Road (C.H.19) (R/W Varies), as shown on the MED-224-15.53 plans made for the County of Medina, Ohio by ARCADIS FPS, Inc. and being located within the following described points in the boundary thereof:

Commencing for reference at a railroad spike found and used at the southeasterly corner of said Lot 38, the southwesterly corner of Lot 45 and a record 1.4410 acre parcel of land as conveyed to Thomas G. Bombard and Diane L. Bombard on December 21, 2001 by Document Number 2001OR046866, and railroad spike being 17.80 feet right of Station 9+99.43 on the centerline of right-of-way of Lake Road.

Thence North 00 degrees 50 minutes 00 seconds East a distance of 1,768.59 feet along the easterly line of Lot 38 to a point on the existing northerly limited access right-of-way line of U.S. 224, said point being 16.26 feet right of Station 27+68.02 on the centerline of right-of-way of Lake Road and also being the true place of beginning for the parcel herein described:

1.   Thence along the arc of a curve deflecting to the right having a delta of 01 degrees 13 minutes 38 seconds, a radius of 3,746.53 feet and a chord of 80.25 feet bearing North 80 degrees 04 minutes 06 seconds West a distance of 80.25 feet along the existing northerly limited access right-of-way line of U.S. 224 to an iron pin set on the existing westerly right-of-way line of Lake Road, said iron pin being 63.00 feet left of Station 27+80.64 on the centerline of right-of-way of Lake Road;

2.   Thence North 00 degrees 53 minutes 00 seconds East a distance of 219.36 feet along the existing westerly right-of-way line to an iron pin set, said iron pin being 63.00 feet left of Station

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30+00.00 on the centerline of right-of-way of Lake Road;

3 Thence South 89 degrees 07 minutes 00 seconds East a distance of 79.05 feet to a point on the easterly property line of said 31.0051 acre parcel and on the easterly line of said Lot 38, said point being 16.05 feet right of Station 30+00.00 on the centerline of right-of-way of Lake Road;

4. Thence South 00 degrees 50 minutes 00 seconds West a distance of 231.98 feet along the easterly property line of said 31.0051 acre parcel and the easterly line of said Lot 38 to the true place of beginning.

The above described parcel contains 0.4103 acres, more or less, which includes 0.4103 acres in the present road occupied. All of the above described tract of land is contained within Medina County Auditor’s Permanent Parcel Number 41-158-39-002.

This description was prepared by Michael E. Durbin, Registered Surveyor Number 7528 and reviewed by Ronald J. Garczewski, Registered Surveyor Number 8082. It is based on a field survey performed by ARCADIS FPS, Inc. in 2002 under the direction and supervision of Ronald J. Garczewski, Registered Surveyor Number 8082.

Bearings in this description are based on the Ohio Coordinate System, NAD83(86), North Zone.

The stations referred to herein are from the centerline of right-of-wäy of Lake Road, (C.R.19) as found on the County of Medina Right-of-Way Plan MED-224-15 53.

Iron pins set in the above description are 3/4 inch diameter by 30 inch long rebars with a 2 inch aluminum cap stamped “ODOT R/W 7528”.

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3.058 Youngstown, OH
5400 Seventy Six Drive
P.O. Box 4296
Youngstown, OH 44515
(TCA Site No. 58)

Legal Description

SITUATED IN THE TOWNSHIP OF AUSTINTOWN, COUNTY OF MAHONING AND STATE OF OHIO AND KNOWN AS BEING A PART OF TRACT 4, AND BEING BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EASTERLY RIGHT OF WAY LINE OF CANFIELD-NILES ROAD (S.R. 46) SAID POINT BEING THE NORTHWEST CORNER OF LOT 2 OF ENTERPRISES PLAT NO. 1 AS RECORDED IN VOLUME 52 OF PLATS, PAGE 131 OF MAHONING COUNTY RECORDS. THENCE NORTH 89° 25’ 18” EAST ALONG THE NORTHERLY LINE OF SAID LOT NO. 2 A DISTANCE OF 250 FEET TO INTERSECTION WITH THE EASTERLY LINE OF SAID LOT NO. 2; THENCE SOUTH 4° 13’ 53” WEST ALONG THE EASTERLY LINE OF SAID LOT NO. 2, A DISTANCE OF 206.97 FEET TO ITS INTERSECTION WITH THE SOUTHERLY LINE OF LOT NO. 2; THENCE SOUTH 89° 25’18” WEST ALONG THE SOUTHERLY LINE OF LOT NO. 2 A DISTANCE OF 257.53 FEET TO ITS INTERSECTION WITH THE EASTERLY RIGHT OF WAY LINE OF THE CANFIELD-NILES ROAD (SR. 46); THENCE SOUTH 4° 13’ 53” WEST ALONG THE EASTERLY RIGHT OF WAY LINE OF THE CANFIELD-NILES ROAD (S.R. 16), A DISTANCE OF 25.13 FEET TO A POINT, BEING THE NORTHWEST CORNER OF LANDS NOW OR FORMERLY OWNED BY JOHN J. GILLESPIE; THENCE NORTH 89° 25’ 18” EAST ALONG THE NORTHERLY LINE OF SAID LANDS OF JOHN J. GILLESPIE, A DISTANCE OF 1,442.30 FEET TO A POINT; THENCE NORTH 0° 34’ 42” WEST, A DISTANCE OF 625.65 FEET TO A POINT IN THE SOUTHERLY RIGHT OF WAY LINE OF ROUTE I-80; THENCE NORTH 89° 18’ 18” WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 111.67 FEET TO A POINT; THENCE SOUTH 87° 01’ 48” WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 700.64 FEET TO A POINT; THENCE SOUTH 75° 26’ 52” WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 206.16 FEET TO A POINT; THENCE SOUTH 63° 56’ 53” WEST ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 280.10 FEET TO A POINT; THENCE SOUTH 1° 57’ 45” EAST ALONG SAID RIGHT OF WAY LINE, DISTANCE OF 33.66 FEET TO A POINT; THENCE SOUTH 89° 24’ 44” WEST ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 40 FEET TO A POINT; THENCE SOUTH 36° 05’ 29” WEST ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 181.29 FEET TO A POINT IN THE EASTERLY RIGHT OF WAY LINE OF THE CANFIELD-NILES ROAD (S.R 46), THENCE SOUTH 7° 04’ 17”WEST ALONG SAID EASTERLY RIGHT OF WAY LINE, A DISTANCE OF 18.43 FEET TO THE PLACE OF BEGINNING AND CONTAINING WITHIN ITS BOUNDARIES 17 ACRES MORE OR LESS, TOGETHER WITH ALL APPURTENANCES THERETO BELONGING OR IN ANY WISE APPERTAINING AND ALL THE GRANTORS’ RIGHTS, TITLE AND INTEREST IN AND TO ANY AND ALL ROADS, STREETS, ALLEYS AND WAYS BOUNDING SAID PREMISES. EXCEPTING THEREFROM THAT PORTION OF LAND DEDICATED AS 76 DRIVE IN VOLUME 74 OF PLATS, PAGE 126 OF MAHONING COUNTY RECORDS.

ALL THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS: BEGINNING AT AN IRON PIN IN THE EASTERLY RIGHT OF WAY LINE CANFIELD-NILES ROAD (S.R. 46) SAID IRON PIN BEING THE NORTHWEST CORNER OF LOT 2 OF ENTERPRISES PLAT 31 AS RECORDED IN VOLUME 52, PAGE 131 OF THE MAHONING COUNTY RECORDS OF PLATS: THENCE NORTH 7° 04’ 17” EAST A DISTANCE OF 18.43” TO AN IRON PIN; THENCE NORTH 36°05’39” EAST A DISTANCE OF 181.29” TO AN IRON PIN; THENCE NORTH 89° 24’ 44” EAST A DISTANCE OF 40.00” TO AN IRON PIN; THENCE NORTH 01° 57’ 45” WEST A DISTANCE OF 33.66” TO AN IRON PIN; THENCE NORTH 63° 66’ 63” EAST A DISTANCE OF 260.10” TO AN IRON PIN; THENCE NORTH 75° 26’ 52” EAST A DISTANCE OF 206.16” TO AN IRON PIN; THENCE NORTH 87° 01’ 48” EAST A DISTANCE OF 700.64” TO AN IRON PIN; THENCE SOUTH 89° 19’ 34” EAST A DISTANCE OF 112.47” TO AN IRON PIN; THENCE SOUTH 00° 34’ 42” EAST A DISTANCE OF 600.61” TO AN IRON PIN; THENCE SOUTH 89° 25’ 18” WEST A DISTANCE OF 1182.366” TO AN IRON PIN; THENCE NORTH 4° 13’ 53” EAST A DISTANCE OF 206.97” TO AN IRON PIN; THENCE SOUTH 89° 25’ 18” WEST A DISTANCE OF 250.00” TO AN IRON THE POINT OF BEGINNING.

3.059 Oklahoma City West, OK
501 South Morgan Road
Oklahoma City, OK 73128
(TCA Site No. 59 – Oklahoma City West)

Part of the East Half (E/2) of the Northeast Quarter (NE/4) of Section Two (2), Township Eleven (11) North, Range Five (5) West of the Indian Meridian, Canadian County, Oklahoma, being more particularly described as follows:

Beginning at a point located on the Northeast Corner of said Section Two (2);

Thence South 00°35’39” West along the East line of said Section a distance of 647.0 feet and North 89°56’42” West parallel to the North of said Section a distance of 75.00 feet to the Point of Beginning;

Thence from said Point of Beginning continuing North 89°56’42” West parallel to and 647.00 feet South of the North line of said Section Two (2) a distance of 1249.99 feet to the West line of said East Half (E/2) of Section Two (2);

Thence South 00°29’52” West along said West line of the East Half (E/2) a distance of 683.99 feet to a point on the North right-of-way line of Interstate Highway No. 40;

Thence North 89°35’09” East along said right-of-way line a distance of 888.53 feet;

Thence North 78°16’33” East along said right-of-way line a distance of 127.48 feet;

Thence North 89°35’09” East along said right-of-way line a distance of 235.88 feet to the West right-of-way line of Morgan Road;

Thence North 00°35’39” East along said West right-of-way, said line being 75.0 feet West and parallel to the East line of said Section Two (2) a distance of 648.76 feet to the Point or Place of Beginning.

Together with a non exclusive perpetual driveway easement as created in Warranty Deed recorded in Book 446, page 360, more particularly described as follows:

Beginning at a point located on the Northeast Corner of said Section Two (2), South 00°35’39” West along the East line of said Section a distance of 647.0 feet and North 89°56’42” West parallel to the North of said Section a distance of 75.00 feet to the Point of Beginning;

Thence from said Point of Beginning continuing North 89°56’42” West parallel to and 647. 00 feet South of the North line of said Section Two (2) a distance of 100.00 feet;

Thence North 00°35’39” East a distance of 25.00 feet;

Thence South 89°56’42” East a distance of 100.00 feet to a point on the West right-of-way line of Morgan Road;

Thence South 00°35’39” West and along said West right-of-way line a distance of 25.00 feet to the Point of Beginning.

3.036 Oklahoma City East, OK
801 South Council Road
Oklahoma City, OK 43128
(TCA Site No. 36 – Oklahoma City East)

Tract I

A part of the East Half (E/2) of the Northeast Quarter (NE/4) of Section Six (6), Township Eleven (11) North, Range Four (4) West, Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows:

Commencing at the Northeast Corner of said Northeast Quarter (NE/4);

Thence South 00°33’55” East along the East line of said Northeast Quarter (NE/4) a distance of 2520.97 feet;

Thence South 89°26’05” West a distance of 65.00 feet to the Point or Place of Beginning, said point being the same as the Point of Beginning of tract described at Book 3270, page 341 of Oklahoma County Records;

Thence South 00°33’55” East a distance of 62.41 feet;

Thence North 89°26’05” East a distance of 32.00 feet to a point 33 feet West of the East line of said Northeast Quarter (NE/4);

Thence South 00°33’55” East a distance of 62.69 feet to a point on the South line of said Northeast Quarter (NE/4), 33 feet West of the Southeast Corner of said Northeast Quarter;

Thence North 89°27’19” West along the South line of said Northeast Quarter a distance of 946.82 feet;

Thence North 00°40’24” West a distance of 1001.70 feet to a point on the Southerly Right of Way line of Interstate Highway No. 40;

Thence North 89°41’20” East along said Southerly Right of Way line a distance of 102.67 feet to a point of curve;

Thence Southeasterly along said Right of Way line, the same being a curve to the right having a radius of 390 feet a distance of 408.41 feet;

Thence South 30°18’40”East along said Right of Way line a distance of 359.54 feet to a point of curve;

Thence Easterly along said Right of Way, the same being a curve to the left having a radius of 371.77 feet a distance of 366.21 feet to a point 65 feet West of the East line of said Northeast Quarter, said point being on the Northeast Corner of said tract described at Book 3270, page 341 of Oklahoma County Records;

Thence South 00°33’55” East a distance of 200.00 feet to the Point or Place of Beginning.

Tract II

A part of the Northeast Quarter (NE/4) of Section Six (6), Township Eleven (11) North, Range Four (4) West, Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows:

Commencing at the Southeast Corner of said Northeast Quarter (NE/4) of said Section Six (6);

Thence North 89°27’19” West along the South line of said Northeast Quarter (NE/4) a distance of 1124.82 feet to the Point of Beginning;

Thence continuing North 89°27’19” West along the South line of said Northeast Quarter (NE/4) a distance of 194.76 feet to the Southwest Corner of the East Half (E/2) of the Northeast Quarter (NE/4) of said Section Six (6);

Thence North 00°40’40” West along the West line of the East Half (E/2) of said Northeast Quarter (NE/4) a distance of 652.62 feet;

Thence North 89°41’20” East a distance of 339.74 feet;

Thence South 00°40’24” East a distance of 317.70 feet;

Thence North 89°27’19” West a distance of 145.00 feet;

Thence South 00°40’24” East a distance of 340.00 feet to the Point of Beginning.

3.036 Oklahoma City East, OK
801 South Council Road
Oklahoma City, OK 43128
(TCA Site No. 36 — Oklahoma City East)
(Sign Lease Parcel)

Legal Description

A part of the East Half (E/2) of the Northeast Quarter (NE/4) of Section Six (6). Township Eleven (11) North, Range Four (4) West, I.M., Oklahoma County, Oklahoma, more particularly described as follows:

Commencing at a nail with E.D. Hill Shiner found as the Southeast corner of the Northeast Quarter (NE/4) of said Section 6;

THENCE North 89 Degrees 27’19” West along the South line of said Northeast Quarter (NE/4) [the bearing upon which this description is based] a distance of 979.82 feet;

THENCE North 0 Degrees 40’24” West a distance of 657.70 feet to a 3/8 inch iron rod found as the point of beginning.

THENCE continuing NORTH 0 Degrees 40’24” West a distance of 344.71 feet [called 344.0 feet] to a 3/8 inch iron rod found on the South right-of-way line of Interstate Highway No. 40;

THENCE South 89 Degrees 41’20” West along said South right-of-way line a distance of 339.76 feet to a 3/8 inch rod found on the West line of the East half (E/2) of said Northeast Quarter (NE/4);

THENCE South 0 Degrees 40’40” East [called S 00 Degrees 40’24”E] along the West line of the East Half (E/2) of said Northeast Quarter (NE/4) a distance of 344.71 feet to a 3/8 inch iron rod found for corner.

THENCE North 89 Degrees 41’20” East a distance of 339.74 feet (called 339.76 feet) to the point of beginning.

Containing 117,143 square feet or 2.689 acres.

3.152 Sayre, OK
P.O. Box 171
Sayre, OK 73662
(TCA Site No. 152)

A tract of land being part of the Southeast Quarter (SE/4) of Section Fourteen (14), and a part of the Northeast Quarter (NE/4) of Section Twenty-three (23), Township Ten (10) North, Range Twenty-three (23) West, of the Indian Base and Meridian, Beckham County, Oklahoma, being more particularly described by metes and bounds as follows:

Beginning at a point on the East Line and 67.47 feet South of the Northeast Corner of said Northeast Quarter (NE/4) of Section Twenty-three (23);

Thence South 01°05’45” West, along the East Line of said Section Twenty-three (23), a distance of 263.16 feet;

Thence North 88°50’23” West, a distance of 572.43 feet;

Thence South 26°26’57” West, a distance of 550.47 feet;

Thence North 89°08’58” West, a distance of 726.58 feet, to the Easterly Right-of-Way Line of Interstate 40;

Thence North 35°42’52” East, along the Easterly Right-of-Way Line of Interstate 40, a distance of 440.95 feet;

Thence on a curve to the right having a radius of 5504.58 feet, with a Delta Angle of 01°47’49” and an arc length of 172.64 feet;

Thence South 88°29’25” East, a distance of 350.74 feet;

Thence North 26°26’57” East, a distance of 361.62 feet to the North Line of the Northeast Quarter (NE/4) of Section Twenty-three (23);

Thence continuing North 26°26’57” East, a distance of 10.19 feet, into the Southeast Quarter (SE/4) of Section Fourteen (14), Township Ten (10) North, Range Twenty-three (23) West, of the Indian Base and Meridian, Beckham County, Oklahoma;

Thence North 49°06’54” West, a distance of 181.89 feet, to the Southeasterly Right-of-Way Line of Interstate 40;

Thence on a curve to the right having a radius of 5504.58 feet, with a Delta Angle of 02°02’51” and an arc length of 196.71 feet, along the Southeasterly Right-of-Way Line of Interstate 40:

Thence North 59°31’32” East, along the Southeasterly Right-of-Way Line of Interstate 40, a distance of 341.66 feet;

Thence North 71°37’53” East, along the Southeasterly Right-of-Way Line of Interstate 40, a distance of 290.10 feet;

Thence South 67°16’41” East, along the Southerly Right-of-Way Line of Interstate 40, a distance of 50.46 feet;

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Thence South 05°06’41” East, along the Westerly Right-of-Way Line of Interstate 40, a distance of 191.05 feet;

Thence South 00°53’45” West, along the Westerly Right-of-Way Line of Interstate 40, a distance of 332.57 feet;

Thence South 09°00’58” East, along the Westerly Right-of-Way Line of Interstate 40, a distance of 68.34 feet, to the South Line of Southeast Quarter (SE/4) of said Section Fourteen (14);

Thence South 88°54’15” East, a distance of 33.00 feet to the Point of Beginning.

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3.056 Portland, OR
21856 Vents Road, NE
Aurora, OR 97002
(TCA Site No. 56 - Portland)

A parcel of land located in the Amable Arquait Donation Land Claim No. 45 in the Southeast one-quarter of Section 9, Township 4 South, Range 1 West of the Willamette Meridian, Marion County, Oregon and more particularly described as follows:

Beginning at an iron rod on the Easterly right-of-way line of County Road No. 425, said point being South 08°07’00” East along the centerline of said County Road a distance of 1,666.58 feet (the deed calls this 1,667.50 feet) and North 73°21’00” East a distance of 30.34 feet from the Southeast corner of the David Crawford Donation Land Claim No. 41; thence continuing North 73°21’00” East a distance of 629.64 feet (the deed calls this 630.05 feet); thence North 30°08’00” East a distance of 721.88 feet (the deed calls this 722.11 feet) to a point on the Southerly line of that parcel of land conveyed to Louis N. Racette et al, and recorded in Volume 269, page 508, Marion County Deed Records; thence North 73°21’00” East along the Southerly line of said Racette property a distance of 479.69 feet (the deed calls this 479.64 feet) to a point on the Westerly right-of-way line of Pacific Highway (Interstate No. 5); thence South 30°08’00” West along said Westerly right-of-way line a distance of 1897.70 feet (the deed calls this 1898.17 feet); thence South 42°36’38” West, (the deed calls this South 42°36’ West) along said Westerly right-of-way line a distance of 189.54 feet (the deed calls this 189.59 feet); thence South 46°20’55” West (the deed calls this South 46°19’00” West) along said Westerly right-of-way line a distance of 161.22 feet (the deed calls this 161.43 feet); thence North 59°54’00” West along said right-of-way line a distance of 104.21 feet (the deed calls this 104.28 feet); thence continuing along said right-of-way line Northwesterly along a 246.48 foot radius curve to the right, through a central angle of 00°40’02” an arc distance of 2.87 feet (the long chord of said curve bears North 08°29’44” West (the deed calls this North 08°28’ West a distance of 2.87 feet); thence South 81°53’00” West along said right-of-way line a distance of 3.65 feet; thence North 59°54’00” West along said right-of-way line a distance of 7.17 feet to a point on the Easterly right-of-way line of County Road No. 425; thence North 08°07’00” West along said Easterly right-of-way line a distance of 900.66 feet (the deed calls this 900.92 feet) to the point of beginning.

3.183 Troutdale, OR
790 N.W. Frontage Road
Troutdale, OR 97060
(TCA Site No. 183)

PARCEL I:

Parcel 2, PARTITION PLAT NO. 1992-134, in the City of Troutdale, County of Multnomah and State of Oregon.

PARCEL II:

A portion of that property described in Deed to Burns Brothers, Inc. and recorded May 1, 1988 in Book 2108, page 1690, Multnomah County Deed Records, situated in the J. M. Stott Donation Land Claim and the D. F. Buxton Donation Land Claim, in the Northeast one-quarter of Section 26, Township 1 North, Range 3 East, of the Willamette Meridian, in the City of Troutdale, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Burns Brothers, Inc. property, said corner being on the Southerly right-of-way line of Columbia River Highway (I-84) as established by Circuit Court Suit No. 244166; and running thence South 0°25’09” West leaving said Southerly right-of-way line and tracing the Easterly line of said Burns Brothers, Inc. property a distance of 868.01 feet to the Northerly right-of-way line of the O.W.R.R. & N. Railroad; thence tracing said Northerly right-of-way line the following courses; along the arc of a 5,679.65 foot non-tangent radius curve to the right, through a central angle of 7°38’47”, an arc distance of 757.98 feet (the long chord of which bears North 79°44’54” West 757.42 feet); thence North 75°55’30” West 348.66 feet; thence South 14°04’30” West 20.00 feet; thence North 75°55’30” West 80.00 feet to the Southwest corner of said Burns Brothers, Inc. property; thence leaving said Southerly right-of-way line and tracing the Westerly line of said Burns Brothers, Inc. property North 0°28’10” East 402.86 feet to said Southerly right-of-way line of Columbia River Highway; thence tracing said Southerly right-of-way line North 81°40’15” East 145.00 feet; thence continuing along said Southerly right-of-way line North 23°12’40” East 97.04 feet to a point on the Westerly line of that property described in Deed to Chevron U.S.A., Inc. and recorded June 1, 1977 in Book 1153, page 1993, Multnomah County Deed Records; thence tracing said Westerly line South 4°26’15” East 174.01 feet to the Southwest corner thereof; thence tracing the Southerly line of said Chevron property North 81°40’15” East 210.45 feet to a    inch iron rod with yellow plastic cap stamped “DEA INC.”; thence leaving said Southerly line South 0°25’09” West 49.96 feet to a 5/8 inch iron rod with yellow plastic cap stamped “DEA INC.”; thence South 89°34’51” East 155.00 feet to a 5/8 inch iron rod with yellow plastic cap stamped “DEA INC.” at a point which is 60.00 feet Westerly of (when measured perpendicular to) the Westerly line of Parcel 1 of Partition Plat No. 1992-134, a duly recorded Partition Plat in Multnomah County; thence parallel with said Westerly line North 0°25’09” East 275.70 feet to a 5/8 inch iron rod with yellow plastic cap stamped “DEA INC.” on said Southerly right-of-way line of Columbia River Highway; thence tracing said Southerly right-of-way line North 81°40’15” East 60.70 feet to the Northwest corner of said Parcel 1; thence leaving said Southerly right-of-way line and tracing said Westerly line of Parcel 1 South 0°25’09” West 284.94 feet to the Southwest corner thereof; thence tracing the Southerly line of said Parcel 1 South 89°34’51” East 150.00 feet to the Southeast corner thereof, said corner also being the Southwest corner of that property described in Deed to McDonald’s Corporation recorded October 1, 1988 in Book 2182, page 2523, Multnomah County Deed Records; thence tracing the Southerly line of said McDonald’s property North 89°33’45” East 200.00 feet to the Southeast corner thereof; thence tracing the Easterly line of said McDonald’s property North 0°25’09” East 300.00 feet to the Northeast corner thereof, said corner being on said Southerly right-of-way line of Columbia River Highway; thence leaving said Easterly line and tracing said Southerly right-of-way line North 85°33’45” East 200.00 feet to the point of beginning.

EXCEPT that portion thereof lying within Partition Plat No. 1992-134.

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PARCEL III:

A tract of land in the Northeast quarter of Section 26, Township 1 North, Range 3 East, of the Willamette Meridian, in the City of Troutdale, County of Multnomah and State of Oregon, and being a portion of that property described in Deed from M.A. Cerruti to Rose M. Cerruti, recorded December 4, 1946 in Book 1125, page 574, Deed Records, described as follows:

Beginning at a point that is the Northeast corner of a tract of land described in Deed between Husky Oil Company of Delaware to HYEX Corporation, recorded December 12, 1972 in Book 899, page 34, Deed Records, which point is also the Southwest corner of that tract of land conveyed by Final Judgment dated November 20, 1958 under Suit No. 244-175 to the State of Oregon, by and through its State Highway Commission; thence North 85°33’45” East 501.56 feet to an iron rod which is the Northwest corner of a tract of land conveyed to the City of Troutdale by Deed recorded August 31, 1971 in Book 810, page 1283, Deed Records; thence Southerly along the Westerly line of said City of Troutdale property, a distance of 20 feet to the Southwest corner thereof; thence Easterly along the Southerly line of said City of Troutdale property a distance of 20 feet to the Southeast corner thereof; thence South 0°22’40” West 959.46 feet to an iron rod in the Northerly line of the O.W.R.&N. Railroad right of way; thence North 84°04’20” West 372.35 feet to an iron rod; thence along the Northerly line on the arc of a 5689.65-foot radius curve to the left, through a central angle 1°30’39”, an arc distance of 151.03 feet (the chord bears North 83°19’00” West 151.03 feet) to an iron rod located at a point on the Railroad right of way which is on the Easterly line of said HYEX Corporation property, extended Southerly; thence North 0°22’40” East 883.20 feet along said Easterly line to the point of beginning.

Being also described as that portion of the D. F. Buxton Donation land Claim, and the Northeast one-quarter of Section 26, Township 1 North, Range 3 East, of the Willamette Meridian, in the City of Troutdale, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the Northwest corner of the said D. F. Buxton Donation Land Claim as monumented with a brass cap; thence South 0°14’20” West along the West line of said Donation Land Claim 1703.49 feet to the Northerly line of Parcel 2 of PARTITION PLAT NO. 1992-134, a duly recorded PARTITION PLAT in Multnomah County and the true point of beginning; thence following the Northerly perimeter of said Parcel 2, South 89°34’51” East 116.5 feet; thence North 85°33’45” East 200.00 feet; thence North 0°25’09” East 300.00 feet to the Southerly right-of-way line of the frontage road; thence North 85°33’45’ East along said Southerly right-of-way line of the Frontage Road; thence North 85°33’45” East along said Southerly right-of-way 200.00 feet to the Northeast corner of said Parcel 2; thence North 85°50’59” East along said right-of-way 501.18 feet to the Northwest corner of a parcel owned by the City of Troutdale: thence along the perimeter of said City parcel South 0°24’49” West 20 feet; thence North 85°50’59” East 20 feet to the Southeast corner of said City parcel; thence South 0°24’49” West along a line contiguous with the West line of a PARTITION PLAT NO. 1991-39, records of said county for 955.87 feet to a point on the Northerly right-of-way line to the Union Pacific Railroad, being 40 feet perpendicular to the centerline, said point is monumented with a Jones rebar; thence along said rail road right-of-way North 84°49’58” West 288.67 feet to the beginning of a spiral curve to the right, having a chord of North 84°40’58” West 89.88 feet, a centerline delta of 0°27’04” and a center line length of 90.20 feet; thence along said right-of-way 89.89 feet to the beginning of a curve to the right having a radius of 5689.58 feet, and a chord of North 83°39’31” West 143.64 feet; thence along said right-of-way and said curve 143.64 feet; thence North 0°27’02” East 10.07 feet, to a point on the said Northerly right-of-way line, being 50 feet perpendicular to the centerline of said railroad; on a curve to the right, having a chord of North 79°32’55” West 668.73 feet, thence along said right-of-way and said curve 669.12 feet to the beginning of a spiral curve to the right, having a chord of North 75°52’21” West 89.81 feet, a centerline delta of 0°27’04” and a centerline length of 90.20 feet; thence along said right-of-way and said curve 89.81 feet; thence North 75°43’21” West along said right-of-way 348.38 feet; thence South 14°16’39” West 20.00 feet; thence North 75°43’21” West along the Northerly right-of-way being 30 feet

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perpendicular to the centerline of said railroad, 80.00 feet to the East line of the J. M. Stott Donation Land Claim; thence North 0°30’06” East along said Stott line 403.01 feet to the Southerly right-of-way line of said Frontage Road; thence North 81°40’15” East along said right-of-way 144.15 feet; thence North 23°12’40” East along said right-of-way line 97.04 feet; thence South 4°26’15” East 174.01 to a rebar marked “LS 1678”; thence North 81°40’15” East 210.45 feet thence South 0°25’09” West 49.96 feet to a rebar marked “DEA”; thence South 89°34’51” East 155.00 feet; thence North 0°25’09” East 275.70 feet; thence North 81°40’15” East along the said Frontage Road right-of-way 60.70 feet; thence South 0°25’09” West 284.95 feet; thence South 89°34’51” East 33.45 feet to the said true point of beginning.

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3.212 Bloomsburg, PA
6 Buckhorn Road
P.O. Box 60
Bloomsburg, PA 17815
(TCA Site No. 212)

Legal Description

PARCEL NO. 1:

ALL THAT CERTAIN piece, parcel and tract of land, Situate in the Township of Hemlock, County of Columbia and Commonwealth of Pennsylvania bounded and described as follows, to wit:

BEGINNING at an Iron pin at the Northeast intersection of Pa. State Highway Route 44, leading from Bloomsburg to Buckhorn and the right of way line of access road to Interstate Penna. Route 80; thence along the eastern line of Pa. State Highway Route 44, north 35 degrees 30 minutes West 350 feet to a point; thence along the same North 31 degrees 15 minutes West 260 feet to an iron pin on the Southern side of a 33 foot proposed road; thence North 64 degrees 45 minutes East along the Southern side of said proposed road, 160 feet to an iron pin in line of lands now or formerly of Edgar R. Reichard and Joann Reichard, his wife, thence South 27 degrees 45 minutes East along the Western line of lands now or formerly of said Edgar R. Reichard, et ux., 603 feet to an iron pin on the Northern right-of-way line of access road to Interstate Penna. Route 80; thence along the same South 66 degrees 15 minutes West 97 feet to a point at the Northeast intersection of Pa. State Highway Route 44, the place of beginning. On which is erected a two story dwelling house. Containing 1.5 acres and designated as Tract “A” on draft prepared by Howard Fetterolf, R.E., August 31, 1965.

PARCEL NO. 2:

ALL THAT CERTAIN lot of ground, Situate in the Township of Hemlock, County of Columbia, State of Pennsylvania:

BEGINNING at a point in lands of the Tri-County Oil Corporation said point being located from the Southeast corner of lands of Robert Kobilis the following two courses:

1.  North 27 degrees 25 minutes West 37.05 feet;

2.  North 65 degrees 38 minutes East 164.2 feet;

Thence through lands of Tri-County Oil Corporation the following four courses

1.  North 24 degrees 22 minutes West 25 feet to a point;

2.  North 65 degrees 38 minutes East 15 feet to a point;

3.  South 24 degrees 22 minutes East 55 feet to a point;

4.  South 65 degrees 38 minutes West 15 feet to a point of beginning.

TOGETHER with the grantors right of free uninterrupted ingress and egress across and over lands of Buckhorn Plaza Motel for the purpose of constructing and maintaining an advertising facility on the above-mentioned parcel of land. The Grantee shall also have the Grantors right to secure electric utility service to the above-described parcel for the purpose of illuminating and operating any advertising facility.

THE above description was taken from a survey draft prepared by J.F. Grimes, Registered Surveyor, dated 2/17/1972.

ALL THOSE CERTAIN seven (7) pieces, parcels and tracts of land, Situate in Hemlock Township, Columbia County, Pennsylvania, bounded and described more fully as follows:

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TRACT NO. 1: BEGINNING at a point in the Easterly right of way line of former State Highway Route No. 609, the same being former State Traffic Route no. 44 at the Southwest corner of lands now or formerly of Gaylord McHenry thence along lands now o formerly of Gaylord McHenry north 58 degrees 46 minutes East 274 feet to a corner; thence continuing along same North 30 degrees 35 minutes West 81 feet to a corner in line of lands now or formerly of Merrill A. Showers, thence along the said line of lands now or formerly of Merrill A. Showers, North 60 degrees 40 minutes East 322.94 feet o a corner in line of lands now or formerly of Raymond Shultz, thence along the said line of lands now or formerly of raymond Shultz, South 84 degrees 24 minutes East 186.18 feet to a corner in the Southerly right of way line of State Highway Route No. 609 relocated; thence along the said Southerly right of way line of State Highway Route No. 609 re-located South 67 degrees 57 minutes East 269.02 feet to a corner; thence on a curve to the right having a radius of 150 feet, having an arc length of 175.77 feet and having a chord on a bearing of South 34 degrees 54 minutes East 165.94 feet to a corner in the right of way line of Ramp “A”; Route No. 1009 Buckhorn Interchange, thence along the said right of way line of Ramp “A” on a curve to the left, having a radius of 2,050.00 feet an arc length of 139.54 feet and having a chord on a bearing of South 1 degree 52 minutes East 139.52 feet to a corner; thence continuing along the said right of way line of Ramp “A”, south 86 degrees 11 minutes West 28.2 feet to a corner; thence continuing along the same, South 00 degrees 09 minutes West 118.95 feet to a corner; thence continuing along the same on a curve to the right having a radius of 337.46 feet an arc length of 328.94 feet and having a chord on a bearing of South 28 degrees 4 minutes West 316.56 feet to a corner; thence continuing along the right of way line of Ramp “A” South 34 degrees 00 minutes East 30 feet to a corner; thence continuing along same on a curve to the right having a radius of 1,799.86 feet, having an arc length of 52.71 feet and having a chord on a bearing of South 57 degrees 45 minutes West 52.7 feet to a corner of lands now or formerly of Edgar Reichard, thence along line of lands now or formerly of Edgar Reichard, North 26 degrees 47 minutes West 595.04 feet to a corner; thence South 64 degrees 52 minutes West 200 feet; thence North 26 degrees 48 minutes west 33 feet; thence along the Northerly sideline of a proposed road, South 64 degrees 52 minutes West 498 feet to a corner in the said Easterly right of way line of former State Highway Route No. 609; thence along the said Easterly right of way lime of former State Highway Route No. 609; North 28 degrees 27 minutes West 146.38 feet to the point and place of BEGINNING.

TRACT NO. 2: BEGINNING at a point, said point being the Northeast corner of lands now or formerly of Merrill A. Showers and the Northwesterly corner of lands now or formerly of raymond Howell, in line of lands of Raymond Shultz, thence along other lands of the said Raymond Shultz, North 60 degrees 40 minutes East 54.68 feet to a corner in the Southerly right of way line of State Highway Route No. 609, relocated thence along the said Northerly right of way line South 67 degrees 57 minutes East 38.86 feet to a corner; thence continuing along the same North 22 degrees 3 minutes East 10 feet to a corner; thence continuing along the said right of way line, South 67 degrees 57 minutes East 105.58 feet to a corner of lands now or formerly of Raymond Howell, thence along lands now or formerly of Raymond Howell, north 84 degrees 24 minutes West 186.18 feet to the point of beginning. Containing .075 acres of land.

TRACT NO. 3: BEGINNING ata point in the Southerly sideline of a proposed road, said point being 138 feet measured Easterly along said sideline from the Northwest corner of lands of the Grantor herein, Edgar Reichard, and the Northeast corner of land now or formerly of Robert Kobilis; thence along the said sideline of the proposed road North 64 degrees 52 minutes East 200 feet to a corner in line of lands now or formerly of Raymond Howell, thence along line of lands now or formerly of Raymond Howell, South 26 degrees 47 minutes East 595.04 feet to a corner in the Northerly right of way line of Ramp “A”, Route No. 1009 Buckhorn Interchange; thence along the said right of way line Ramp “A” on a curve to the right having a radius of 1,799.86 feet an arc length of 200 feet and having a chord on a bearing of South 60 degrees 52 minutes West 199.96 feet to a corner of other lands of Adegar Reichard, thence along the said other lands of Edgar Reichard, North 26 degrees 48 minutes West 609.03 to the point of beginning. Containing 2.76 acres of land.

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TRACT NO. 4: BEGINNING at a point in the Northwesterly right of way line of Ramp “A” of Legislative Route No. 1009, United State Traffic Route No. 80 at the Easterly corner of lands now or formerly of Robert Kobilis; thence along said lands now or formerly of Robert Kobilis, North 27 degrees 25 minutes West 300 feet to a point; thence along other lands of the Grantors herein, North 64 degrees 52 minutes East 134.71 feet to a point; thence South 26 degrees 48 minutes East 302.82 feet to a point in the said right of way line of Ramp “A” of Legislative Route No. 1009; thence along the said right of way line of Ramp “A” of Legislative Route No. 1009 on a curve to the right having a radius of one thousand seven hundred ninety-nine and eighty six hundredths feet an arc length of 131.58 feet and having a chords on a course of South 66 degrees 9 minutes West 131.56 feet to the point of beginning. Containing an area of 0.92 acres of land, more or less.

TRACT NO. 5: BEGINNING at a point in the Southerly right of way line of State Highway Route No. 609 at the northwesterly corner of lands of the Grantee herein; thence along division line between lands of the grantee herein and lands of the Grantors herein, South 60 degrees 40 minutes West 51.02 feet to a point; thence through lands of the Grantors herein, north 20 degrees 44 minutes East 49.88 feet to a point in the said right of way line of said State Highway Route No. 609; thence along said right of way line, South 67 degrees 57 minutes East 31.85 feet to a point; thence continuing along the same, South 67 degrees 57 minutes East, 1.14 feet to the point of beginning. Containing an area of 970 square feet of land, more or less.

TRACT NO. 6: BEGINNING at the Northeast corner of lands previously conveyed by the Grantor to the Grantee herein, which Deed is recorded in Deed Book 249 at page 568; thence North 26 degrees 48 minutes West 305 feet, more or less, to corner of lands about to be conveyed by Raymond and Elizabeth Howell to the Grantee herein; thence by line of said lands about to be conveyed South 64 degrees 52 minutes West 138 feet to a point in line of lands of Kobilis, thence by said Kobilis South 27 degrees 25 minutes East 305 feet, more or less, to lands previously conveyed by the Grantor to the Grantee herein as aforementioned; thence North 64 degrees 52 minutes East 134.71 feet to a point, the place of beginning.

TRACT NO. 7: BEGINNING at the Northeasterly corner of land of Robert Kobilis which same is the Northwesterly corner of lands about to be conveyed by Raymond Howell, Trustee to the Grantee herein; thence by line of lands of the Grantee about to be conveyed as aforesaid, North 64 degrees 42 minutes East 138 feet; thence North 26 degrees 48 minutes West 33 feet; thence by other lands of the Grantee previously conveyed to it, South 64 degrees 52 minutes West 140 feet, more or less, thence South 27 degrees 25 minutes East, 33 feet to the place of beginning.

EXCEPTING THEREOUT AND RESERVING THEREFROM, the following described premises:

BEGINNING at a point in lands of the Tri-County Oil Corporation, said point being located from the Southeast corner of lands of Robert Kobilis, the following two courses:

1. North 27 degrees 25 minutes West 37.05 feet;

2.North 65 degrees 38 minutes East 164.02 feet

Thence through lands of Tri-County Oil Corporation the following four courses

1.  North 24 degrees 22 minutes West 25 feet to a point;

2.  North 65 degrees 38 minutes East 15 feet to a point;

3.  South 24 degrees 22 minutes East 55 feet to a point;

4.  South 65 degrees 38 minutes West 15 feet to a point of beginning.

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TOGETHER with the right of free uninterrupted ingress and egress across and over lands of the Grantor for the purpose of constructing and maintaining an advertising facility on the above described parcel of land, The Grantee shall also have the Grantors right to secure electric utility service to the above described parcel for the purpose of illuminating and operating any advertising facility.

BEING Tax Parcel Nos. 18-01-001-03, 18-01-001-02, 18-01-001-06.

BEING AS TO PARCEL NO. 1 the same premises which Columbia County Industrial Development Authority by Deed dated 11/5/1996 and recorded 4/7/1997 in the County of Columbia in Record Book 651 page 807, conveyed unto Travel Ports of America, Inc., a New York corporation, in fee.

BEING AS TO PARCEL NO. 2 the same premises which Interstate Traveller Services, Inc., a Pennsylvania corporation by Deed dated 2/10/1992 and recorded 6/25/1992 in the County of Columbia in Record Book 505 page 35, conveyed unto Travel Ports of America, Inc. f/k/a Roadway Motor Plazas, Inc., a New York corporation, in fee.

AND the said Travel Ports of America, Inc., a New York Corporation has since merged with and into TA Operating Corporation, a Delaware Corporation by virtue of a Certificate of Merger dated 6/3/1999 and recorded 6/21/1999 in Record Book 729 Page 129.

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3.003 Brookville, PA 245 Alleghany Blvd. Brookville, PA 15825 (TCA Site No. 3)

Legal Description

Parcel 1

ALL THAT CERTAIN Parcel of land, SITUATE in the Borough of Brookville, County of Jefferson and Commonwealth of Pennsylvania bounded and described as follows:

BEGINNING at a 1” iron pipe set in the West right of way line of SR 0036, said point being the North east corner of the tract herein described; thence by the west right of way line of SR 0036, South 02 degrees 45 minutes 51 seconds East, 62.34 feet to an iron pipe set; thence by the same South 87 degrees 14 minutes 09 seconds West 27.00 feet to a 1” iron pipe set; thence by the same South 02 degrees 45 minutes 51 seconds East 593.83 feet to a 1” iron pipe set at the intersection with the North right of way line of Ramp “A” leading to SR 0080; thence by the same South 67 degrees 15 minutes 10 seconds West 169.24 feet to a 1” iron pipe set; thence by the same in a Westerly direction with a curve to the right having a radius of 738.51 feet (chord bears South 84 degrees 45 minutes 10 seconds West 444.15 feet) a distance of 451.13 feet to a 1” iron pipe set; thence by the same North 78 degrees 03 minutes 38 seconds West 297.54 feet to a 1” iron pipe set in the North right of way line of the West bound lands of SR 0080; thence by the same South 13 degrees .8 minutes 56 seconds West 40.00 feet to a 1” iron pipe set; thence by the same in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 76 degrees 05 minutes 03 seconds West 106.17 feet) a distance of 106.17 feet to a 1” iron pipe set; thence by the East line of Parcel 2 North 18 degrees 26 minutes 55 seconds West 392.29 feet to a 3/4” iron pin found; thence by the same South 89 degrees 33 minutes 05 seconds West 99.27 feet (West 99 feet record) to a 2” stainless steel pipe over a 3/4” iron pin found; thence North 34 degrees 15 minutes 59 seconds West 547.46 feet (North 35 degrees West 547 feet record) to a 2” stainless steel pipe over a 3/4” iron pin found; thence South 89 degrees 41 minutes 02 seconds East 596.00 feet (East 596 feet record) to a 1” iron pipe set; thence South 83 degrees 31 minutes 15 seconds East 938.94 feet (South 83 degrees 15 minutes East 1025.5 feet record, to the center line of S.R. 0036) to the point of beginning.

Parcel 2:

ALL THAT CERTAIN parcel of land, SITUATE in the Township of Rose, County of Jefferson and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at 2” stainless pipe found, said pipe being the Northwest corner of the tract herein described; thence South 89 degrees 05 minutes 43 seconds East 363.12 feet (East 445.5 feet record) to a 2” stainless steel pipe over 3/4” iron pin found); thence North 89 degrees 33 minutes 05 seconds East 99.27 feet (East 99.0 feet record), to a 3/4” iron pin found; thence South 18 degrees 26 minutes 55 seconds East 392.29 feet (South 18 degrees East 392 feet record) to a 1” iron pipe set in a North right of way line of West bound lanes of S.R. 0080; thence by the same in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 74 degrees 05 minutes 19 seconds West 687.74 feet) a distance of 687.84 feet to a 1” iron pipe set; thence North 21 degrees 40 minutes 00 seconds East 202.88 feet (North 21 degrees East 168 feet record) to the point of beginning.

Parcel 3:

ALL THAT CERTAIN parcel of land, Situate in the Township of Rose, County of Jefferson and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a 1” iron pipe found on the Easterly right of way of Township Road 394, said point being the Northwest corner of Tract herein described; thence South 88 degrees 00 minutes 00 seconds East 794.29 feet to a 2” stainless steel pipe found (South 88 degrees East 791.0 feet record); thence South 33 degrees 20 minutes 00 seconds East 1124.85 feet to a 2 inc stainless steel pipe found (South 34 degrees East 1138.5 feet record); thence South 21 degrees 40 minutes 00 seconds West 202.88 feet to a 1” iron

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pipe set in the North right of way line of the West bound lanes of SR 0080 (South 21 degrees West, 203.0 feet record); thence by the North right of way line of the West bound lanes of SR 0080 in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 68 degrees 48 minutes 16 seconds West 1413.92 feet) a distance of 1414.83 feet to a 1” iron pipe set in the Eastern right of way of T-394 (Westerly 1450 feet record); thence by the Eastern right of way line of Township Road No. 394, North 01 degree 39 minutes 53 seconds West 645.13 feet (measured) to the place of BEGINNING.

The above descriptions drawn in accordance with Survey of International Land Surveying, Inc. dated 9/14/1993.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

FIRST PARCEL

ALL THAT CERTAIN tract of land located in Brookville Borough, Jefferson County, Pennsylvania, bounded and described as follows:

BEGINNING at a nail in the centerline of right-of-way of Pennsylvania L.R. 248, also known as Pennsylvania Traffic Route 36, which said nail is also the Northeast corner of the tract of land hereby conveyed; thence North 83 degrees 15 minutes West along the Southern line of land of J. O. Harding, a distance of 1,025.5 feet to a stake; thence West 596 feet to a stake; thence South 35 degrees East a distance of 547 feet to a stake; thence East 99 feet to a stake; thence South 18 degrees East, 592 feet to a point in the medial strip of L. R. 1009; thence South 78 degrees 45 minutes East, a distance of 1,089 feet to a point; thence North 2 degrees 28 minutes West, a distance of 1,100 feet to a stake, the place of beginning.

Under and subject to approximately 8.1 acres, taken by the Pennsylvania Department of Highways for right-of-way purposes, as shown approximation on the plot of survey.

SECOND PARCEL

ALL THAT CERTAIN tract located in Rose Township, Jefferson County, Pennsylvania described as follows:

BEGINNING at the Northwest corner of the premises hereby conveyed, at a stake located in a small run; thence East along line of lands of J. O. Harding, a distance of 445.5 feet to an iron pipe; thence South 18 degrees East, 392 feet to a point on the right-of-way line of Pennsylvania L.R. 1009, PA I-80; thence Northwesterly along the right-of-way line of the aforesaid roadway a distance of 663.5 feet to a point on the said right-of-way line; thence North 21 degrees East along lands of J.O. Harding a distance of 168 feet, more or less, to a stake, the place of beginning.

CONTAINING 2.92 acres

THIRD PARCEL

ALL THAT CERTAIN tract of land situate in Rose Township, Jefferson County, Pennsylvania, bounded and described as follows:

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BEGINNING at a pipe at the Northwest corner of the tract of land hereby described, said pipe being at the intersection of the Eastern right-of-way line of Township Road Number T-394 and the Southern boundary line of lands of Stephen F. Fiscus et ux.; thence South 88 degrees East along lands of Stephen F. Fiscus et ux., a distance of 791 feet to a white oak; thence South 34 degrees East along lands of J.O. Harding and C.F. Harding, a distance of 1,138.5 feet to a pipe; thence South 21 degrees West along lands of Victor D. Knisely, Michael J. Flaherty and William G. Lyden, the Grantors herein, a distance of 203 feet to a point; thence in a general Westerly direction along the Northern right-of-way line of United State Highway Route Number I-80, a distance of 1,450 feet, more or less, to a point on the Easterly right-of-way line of Township Road Number T-394; thence North 1 degrees 30 minutes West along Township Road Number T-394, a distance of 628 feet to a pipe, the place of beginning.

CONTAINING 21.97 acres, more or less.

EXCEPTING AND RESERVING, HOWEVER, from the foregoing grant and conveyance unto Ruth Green, a predecessor in title, her heirs and assigns, a perpetual right-of-way or easement on the portion of the above described premises hereinafter described for the purpose of parking all types of vehicles and providing said vehicles with a place to turn around when visiting what is commonly known as “Green Cemetery”. The area of said permanent right-of-way easement is as follows:

BEGINNING at a point on the above premises at the intersection of the Eastern right-of-way line of Township Road Number T-394 and the Southern boundary line of lands of S.F. Fiscus et ux.; thence in an Easterly direction along lands of S.F. Fiscus et ux.; a distance of 60 feet to a point; thence in a Southerly direction on a line parallel to the Eastern right-of-way line of Township Road Number T-394, a distance of 60 feet to a point; thence in a Westerly direction on a line perpendicular to the Eastern right-of-way line of Township Road Number T-394, a distance of 60 feet to a point on the Eastern right-of-way line of said Township Road; thence in a Northerly direction along the Eastern right-of-way line of said Township Road a distance of 60 feet to a point the place of beginning.

OVERALL DESCRIPTION

Situated in the Borough of Brookville & Rose Township, Jefferson County, Pennsylvania bounded and described as follows:

BEGINNING at a 1” iron pipe set in the West right of way line of SR 0036, said point being the North East corner of the tract herein described.

1.  Thence by the West right of way line of SR 0036 South 02 degrees 45 minutes 51 seconds East, 62.34 feet to a iron pipe set.

2.  Thence by the same South 87 degrees 14 minutes 09 seconds West 27.00 feet to a 1” iron pipe set.

3.  Thence by the same South 02 degrees 45 minutes 51 seconds East 593.83 feet to a 1” iron pipe set at the intersection with the North right of way line of Ramp “A” leading to SR 0080.

4.  Thence by the same South 67 degrees 15 minutes 10 seconds West, 169.24 feet to a 1” iron pipe set.

5.  Thence by the same in a Westerly direction with a curve to the right having a radius of 738.51 feet (chord bears South 84 degrees 45 minutes 10 seconds West 444.15 feet) a distance of 451.13 feet to a 1” iron pipe set.

6.  Thence by the same North 78 degrees 03 minutes 35 seconds West 297.54 feet to a 1” iron pipe set in the North right of way line of the West bound lands of SR 0080.

7.  Thence by the same South 13 degrees 38 minutes 56 seconds West 40.00 feet to a 1” iron pipe set.

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8.  Thence by the same in a Westerly direction with a curve to the right having a radius of 11,399.20 feet (chord bears North 70 degrees 47 minutes 59 seconds West 2205.39 feet) a distance of 2208.84 feet to a 1” iron pipe set on the Eastern right of way line of Township Road Number 394.

9.  Thence by the Eastern right of way line of Township Road Number 394 North 01 degree 39 minutes 53 seconds West 645.13 feet (measured) to a 1” iron pipe found (North 01 degree 30 minutes West 628 feet record).

10.  Thence South 88 degrees 00 minutes 00 seconds East 794.29 feet to a 2” stainless steel pipe found (South 88 degrees East 791.0 feet record).

11.  Thence South 33 degrees 20 minutes 00 seconds East 1124.85 feet to a 2” stainless steel pipe found (South 34 degrees East 1138.5 feet record).

12.  Thence South 80 degrees 05 minutes 43 seconds East 63.12 feet (East 445.5 feet record) to a 2” stainless steel pipe over 3/4” iron pin found.

13.  Thence North 34 degrees 15 minutes 59 seconds West 547.46 feet (North 35 degrees West 547 feet record) to a 2” stainless steel pipe over a 3/4” iron pin found.

14.  Thence South 89 degrees 41 minutes 02 seconds East 596.00 feet (East 596 feet record to a 1” iron pipe set.

15.  Thence South 83 degrees 31 minutes 15 seconds East 938.94 feet (South 83 degrees 75 minutes East 1025.5 feet record, to the centerline of S.R. 0036) to the point of beginning. Containing 48.52 acres of land.

BEING Tax Parcel 6-18-151-E (Parcel 1), 32-322-121-A (Parcel 2) and 32-322-122-A (Parcel 3).

BEING the same premises which BP Exploration & Oil Inc., an Ohio corporation by Deed dated 12/2/1993 and recorded 12/20/1993 in the County of Jefferson in Deed Book 17 Page 39, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.215 Harborcreek PA 4050 Depot Road Erie, PA 16510 (TCA Site No. 215 - Harborcreek)

Legal Description

ALL THAT CERTAIN piece or parcel of land, Situated in the Township of Harborcreek, County of Erie, Commonwealth of Pennsylvania, being part of Tract #193 and #194, and more fully bounded and described as follows, to wit:

BEGINNING at an existing iron pipe at the intersection of the West line of Depot Road, Pennsylvania Route 531 (S.R. 0531) with the North line of Interstate 90 (S.R. 0090), said existing iron pipe being the Southeast corner of the parcel herein described; thence along the North line of Interstate 90 (S.R. 0090) South 63 degrees 52 minutes 08 seconds West a distance of 87.34 feet to a point; thence continuing along the same by a curve to the left having a radius of 1019.93 feet, an arc distance of 292.98 feet and a chord distance of 291.97 feet with a direction of South 55 degrees 38 minutes 23 seconds West to a point; thence continuing along the same South 47 degrees 25 minutes 11 seconds West a distance of 670.03 feet to a point; thence continuing along the same by a curve to the right having a radius of 1353.39 feet, an arc distance of 181.02 feet and a chord distance of 180.88 feet with a direction of South 51 degrees 14 minutes 49 seconds West to a point; thence continuing along the same South 34 degrees 55 minutes 16 seconds East a distance of 42.93 feet to a point; thence continuing along the same South 58 degrees 32 minutes 46 seconds West a distance of 1425.52 feet to a point, being the Southeast corner of the lands of now or formerly Clifford A. and Patricia A. Cass; thence along the lands of Cass North 80 degrees 04 minutes 10 seconds West a distance of 486.91 feet to an existing iron pin; being the Southwest corner of the parcel herein described; thence continuing along the same North 02 degrees 26 minutes 11 seconds East a distance of 97.04 feet to an existing (disturbed) stone monument; thence continuing along the same North 00 degrees 15 minutes 24 seconds East a distance of 1153.48 feet to an existing iron pin; thence continuing along the same South 88 degrees 32 minutes 00 seconds East a distance of 1203.86 feet to an existing iron pin; thence continuing along the same North 00 degrees 36 minutes 28 seconds East a distance of 614.95 feet to an existing iron pin; thence continuing along the same South 88 degrees 14 minutes 48 seconds East a distance of 66.08 feet to an existing iron pin on the Western line of Lot #2 as shown on Plat of Survey entitled TRAVEL PORTS OF AMERICA, INC., SUBDIVISION 1-97, dated June 1997 and recorded in the Erie County Courthouse in Erie County Plan Book    page     , thence along said Lot #2 South 01 degrees 32 minutes 34 seconds West, a distance of 41.63 feet to an iron pin set, being the Southwestern corner of said Lot #2; thence along the same and the North line a 50 foot wide right of way (for future dedication to Harborcreek Township for use as a Township Road) due East a distance of 545.25 feet to an iron pipe set, being the Southeastern corner of said Lot #2; thence along the right of way for future dedication due North a distance of 20.00 feet to an iron pipe set; thence along the Eastern line of said Lot #2 North 35 degrees 49 minutes 42 seconds West a distance of 398.31 feet to an iron pipe set; thence along the same North 00 degrees 22 minutes 50 seconds East a distance of 311.78 feet to an existing iron pipe being the Southwest corner of the lands of now or formerly Joseph Skindell; thence continuing along the lands of Skindell South 35 degrees 49 minutes 41 seconds East a distance of 687.61 feet to an existing iron pin; thence continuing along the same North 20 degrees 11 minutes 55 seconds East a distance of 511.35 feet to a point in the center of Depot Road; thence by and along the centerline of said Depot Road South 69 degrees 48 minutes 05 seconds East a distance of 262.86 feet to a point; thence by the same South 66 degrees 22 minutes 00 seconds East a distance of 147.76 feet to a point; thence by the same South 54 degrees 58 minutes 15 seconds East a distance of 98.37 feet to a point; thence by the same South 35 degrees 46 minutes 30 seconds East a distance of 94.00 feet to a point; thence by the same South 12 degrees 34 minutes 35 seconds East a distance of 85.00 feet to a point; thence by the same South 0l degrees 34 minutes 32 seconds West a distance of 206.78 feet to a point; thence by the same South 01 degrees 35 minutes 38 seconds West a distance of 127.60 feet to a point; thence at a right angle to the centerline of said Depot Road North 88 degrees 24 minutes 22 seconds West a distance of 12.00 feet to a point; thence North 83 degrees 49 minutes 22 seconds West a distance of 46.00 feet to a point on the West line of Depot Road; thence along the West line of Depot Road South 06 degrees 11 minutes 39 seconds West a distance of 133.09 feet to an existing iron pipe and place of BEGINNING.

CONTAINING 66.79 acres of land be the same more or less.

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EXCEPTING THEREOUT AND THEREFROM THE FOLLOWING:

1.  Deed from Travel Ports of America, Inc. to R.W. Sidley, Inc., recorded 1/27/1998 in Record Book 539 page 2051.

2.  Deed from TA Operating Corporation to SKNM, Inc., recorded 11/24/2004 in Record Book 1192 page 1483.

3.  Deed from TA Operating Corporation to Cleveland Brothers Equipment Co., Inc., recorded 01/06/2006 in Record Book 1299 page 406.

BEING Tax Parcel No. 27-064-211.0-013.00.

BEING the same premises which Travel Ports of America, Inc., a New York Corporation by Deed dated 11/20/1997 and recorded 11/21/1997 in the County of Erie in Record Book 530 page 1248, conveyed unto Travel Ports of America, Inc., a New York Corporation, in fee.

AND the said Travel Ports of America, Inc., a New York Corporation, has since merged with and into TA Operating Corporation, a Delaware Corporation, by virtue of a Certificate of Merger dated 6/3/1999 and recorded 6/15/1999 in Record Book 642 Page 2010.

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3.213 Greencastle, PA
10835 John Wayne Drive
Greencastle, PA 17115
(TCA Site No. 213)

ALL THAT CERTAIN real estate, lying and being in the Township of Antrim, Franklin County, Pennsylvania bounded and described as follows, to wit:

BEGINNING at an iron pin on the existing right of way line of Pennsylvania Route 16 and Easterly line of John Wayne Drive; T-358, thence along lands now or formerly of C.W. Wayne Dahlstrom and the Easterly right of way of John Wayne Drive along curve to the left, identified on a certain survey hereinafter referred to as curve “C1”, said curve having a chord bearing of South 58 degrees 30 minutes 16 seconds West, a chord distance of 77.78 feet, a radius of 55 feet and an arc distance of 85.39 feet to a point; thence continuing along a curve to the right, identified as curve “C5”, on said survey, said curve “C5” having a chord bearing of South 23 degrees 38 minutes 37 seconds West, a chord distance of 3.01 feet, a radius of 330 feet, and an arc distance of 3.01 feet to a point; thence continuing along lands of the same and aforementioned right of way South 23 degrees 54 minutes 18 seconds West 204.53 feet to a point of lands now or formerly of John L. Grove; thence along lands of the same and said right of way on a curve to the left identified as curve “C2” on aforesaid survey, said curve “C2” having a chord bearing of South 08 degrees 18 minutes 19 seconds West a chord distance of 145.21 feet, a radius of 270 feet and an arc distance of 147.02 feet to an iron pin, thence continuing along lands of the same South 07 degrees 17 minutes 40 seconds East 321.62 feet to a nail and cap at lands of John Wayne, Inc. and said right of way; thence continuing along the same herein on a curve to the left, identified as curve “C3” on the aforesaid survey, said curve “C3” having a chord bearing of South 18 degrees 22 minutes 53 seconds East a chord distance of 142.3 feet a radius of 330 feet and an arc distance of 143.19 feet to an iron pin, thence along lands of the same and said right of way, South 29 degrees 28 minutes 06 seconds East, 139.60 feet to a point at lands of John Wayne Drive and along lands of John Wayne, Inc. South 20 degrees 32 minutes 15 seconds West, 1369.94 feet to an existing iron pin at corner of lands of John Wayne, Inc., and on line of lands now or formerly of the Bowman Group LLP, thence along lands of the Bowman Group, North 48 degrees 58 minutes 15 seconds West, 621.75 feet to an existing iron pin in the Easterly right of way line of Interstate Route 81; thence by the right of way of Interstate Route 81, North 19 degrees 07 minutes 37 seconds East 647.92 feet to a point, thence by the same along the following courses and distances: North 22 degrees 33 minutes 38 seconds East 150.27 feet, North 28 degrees 09 minutes 50 seconds East 101.86 feet, North 16 degrees 49 minutes 38 seconds East 149.52 feet, North 07 degrees 49 minutes 01 seconds East 25.50 feet, North 19 degrees 07 minutes 37 seconds East 25.00 feet, North 30 degrees 26 minutes 13 seconds East 50.99 feet, North 20 degrees 16 minutes 22 seconds East 250.05 feet, North 12 degrees 17 minutes 03 seconds East 125.90 feet, North 19 degrees 07 minutes 37 seconds East 225.00 feet, North 27 degrees 39 minutes 28 seconds East 101.12 feet, North 14 degrees 16 minutes 59 seconds East 118.42 feet, North 31 degrees 59 minutes 29 seconds East 42.90 feet to a point at the right of way line of Pennsylvania Route 16; thence by right of way Route 16 along a curve to the right, identified as curve “C4” on the said survey said curve “C4” having a chord bearing of South 75 degrees 52 minutes 12 seconds East a chord distance of 39.30 feet, a radius of 5774.65 feet and an arc distance of 39.30 feet to a point; thence by the same South 70 degrees 38 minutes 27 seconds East 50.62 feet to a point*; thence by the same South 76 degrees 29 minutes 43 seconds East 49.11 feet to the place of BEGINNING.

CONTAINING 23.4899 acres as per survey of Byers & Runyon Surveying, entitled “Alta Survey for Travel Centers of America, Inc., dated April, 1999 and revised May 24, 1999.

BEING Tax Parcel No. A-17-62A.

BEING the same premises which C.W. Wayne Dahlstrom and Lona L. Dahlstrom, his wife, John L. Grove and Cora I. Grove, his wife by Deed dated 11/23/1988 and recorded 12/1/1988 in the County of Franklin in Deed Book 1035 page 1, conveyed unto Roadway Realty, Inc., in fee.

AND the said Roadway Realty, Inc. has since merged with and into Travel Ports of America.

AND the said Travel Ports of America, has since merged with and into TA Operating Corporation, a Delaware Corporation by virtue of Articles of Merger dated 6/3/1999 and filed with the Secretary of State of Pennsylvania on 6/21/1999.

*thence S 76° 29’ 4” E, 100’; thence S 87° 48’ 19”E 50.99’;

3.012 Harrisburg, PA P.O. Box 6535 7848 Linglestown Road Harrisburg, PA 17112 (TCA Site No. 12)

Legal Description

TRACT NO. I:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, as shown on the Survey as prepared by Roy M. Benjamin Associates, Inc., dated January 27, 1973, bounded and described as follows, to wit:

BEGINNING at a iron pin at the intersection of the Western Right-of-Way line of a proposed service road and the Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006 (Traffic Route 39); THENCE extending (1) along said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006 on a curve to the right, having a radius of 2,804.93 feet for the arc distance of 135.37 feet (chord bearing and distance of said arc being North 67 degrees 52 minutes 00 seconds West, 135.35 feet) to a stake; THENCE (2) still along said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006, North 66 degrees 29 minutes 30 seconds West, 39.65 feet to an iron pin at the Southeast corner of lands now or formerly of Paul L. Stough, et ux; THENCE (3) along said lands of Stough, North 29 degrees 02 minutes 43 seconds East, 228.81 feet to an iron pin in line of lands now or formerly of Florence Horton; THENCE (4) along said lands of Horton, South 89 degrees 00 minutes 00 seconds East, 200.00 feet to a post in line of land now or formerly of William M. Collis; THENCE (5) along said lands of Collis, South 05 degrees 14 minutes 00 seconds West, 163.00 feet to an iron pin on the said Western Right-of-Way line of the proposed service road; and THENCE (6) extending along said Western Right-of-Way line of proposed service road, the following three (3) courses and distances: (a) South 85 degrees 53 minutes 00 seconds West 49.64 feet to an iron pin at a point of curve; (b) in a Southwesterly direction on a curve to the left having a radius of 80.00 feet for the arc distance of 91.40 feet (chord bearing and distance for said arc being South 53 degrees 09 minutes 20 seconds West, 86.53 feet) to an iron pin; and (c) South 20 degrees 24 minutes 20 seconds West, 48.00 feet to the point and place of BEGINNING.

CONTAINING 1.225 acres.

TRACT NO. II:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, as shown on the Survey as prepared by Roy M. Benjamin Associates, Inc., dated January 27, 1973, bounded and described as follows, to wit:

BEGINNING at an iron pin at the intersection of the Eastern Right-of-Way line of a proposed service road and the Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006 (Traffic Route 39); THENCE extending (1) along said Eastern Right-of-Way line of a proposed service road in a Northeasterly direction on a curve to the right having a radius of 40.00 feet for the arc distance of 45.72 feet (chord bearing and distance of said are being North 53 degrees 11 minutes 00 seconds East, 43.24 feet) to an iron pin; THENCE (2) still along said Eastern Right-of-Way line of proposed service road, North 85 degrees 53 minutes 00 seconds East, feet to an iron pin in line of lands now or formerly of East, 43.06 feet to an iron pin in line of lands now or formerly of William M. Collis; THENCE (3) along said lands of Collins, South 05 degrees 14 minutes 00 seconds West, 56.16 feet to an iron pin on the said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006; and THENCE (4) along said Northern Right-of-Way line of Pennsylvania Legislative Route No. 22006, North 67 degrees 37 minutes 00 seconds West, 77.28 feet to the point and place of BEGINNING.

CONTAINING 0.06 of an acre.

TRACT NO. III:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, bounded and described in accordance with a Survey by Gerald R. Grove, Registered Professional

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Engineer, dated July 9, 1979, as follows, to wit:

BEGINNING at a point on the Northern Right-of-Way line of Route No. 39 (L.R. 22006) at lands of Truck Terminal Motel of America, Inc.; THENCE along the same, North 00 degrees 10 minutes 02 seconds East, 136.66 feet to lands of Dauphin County Industrial Development Authority; THENCE along same, South 89 degrees East, 275.55 feet to an iron pin; THENCE along the same, South 26 degrees 49 minutes 52 seconds West, 229.09 feet to the said Route No. 39; THENCE along the same, North 67 degrees 10 minutes 54 seconds West, 187.14 feet to the place of BEGINNING.

CONTAINING .023 acres, more or less.

TRACT NO. IV:

ALL THAT CERTAIN tract or parcel of land situated in the Township of West Hanover, County of Dauphin, Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point on the Northern Right-of-Way line of SR 0081 Interstate 81, said point being referenced 150.00 feet Northerly direction from Station 643+21.91 of the South bound lane of Interstate 81; THENCE from the point of beginning along the Northern Right-of-Way line of Interstate 81, the following courses: South 46 degrees, 58 minutes, 26 seconds West, for a distance of 121.91 feet to a point; THENCE North 43 degrees, 01 minute, 34 seconds West, for a distance of 20.00 feet to a point; THENCE South 46 degrees, 58 minutes, 26 seconds West, for a distance of 250.00 feet to a point; THENCE North 43 degrees, 01 minute, 34 seconds West, for a distance of 10.00 feet to a point; THENCE South 46 degrees, 58 minutes, 26 seconds West, for a distance of 450.00 feet to a point; THENCE South 43 degrees, 01 minute, 34 seconds East, for a distance of 56.64 feet to a point; THENCE South 50 degrees, 38 minutes, 09 seconds West, for a distance of 232.15 feet to a point; THENCE along Ramp “C” of SR 0081 Interstate 81, the following courses; THENCE along an arc of a curve, curving to the right, having a radius of 1352.69 feet, an arc length of 332.68 feet, the chord of which being, South 57 degrees 40 minutes, 54 seconds West, for a distance of 331.84 feet to a point; THENCE South 64 degrees, 43 minutes, 38 seconds West, for a distance of 1373.66 feet to a point; THENCE along an arc of a curve, curving to the right, having a radius of 520.00 feet, an arc length of 277.27 feet, the chord of which being, South 82 degrees, 00 minutes, 03 seconds West, for a distance of 273.96 feet to a point; THENCE North 84 degrees, 43 minutes, 33 seconds West, for a distance of 289.06 feet to a point; THENCE along an arc of a curve, curving to the right, having a radius of 2756.93 feet, an arc length of 8.46 feet, the chord of which being North 78 degrees, 42 minutes, 53 seconds West, for a distance of 8.46 feet to a point; THENCE along a Right-of-Way of a service road that serviced part of this property, along an arc of curve, curving to the right, having a radius of 40.00 feet, an arc length of 45.66 feet, the chord of which being North 44 degrees, 35 minutes, 27 seconds East, for a distance of 43.22 feet to a point; THENCE North 77 degrees, 17 minutes 20 seconds East, for a distance of 41.50 feet to a point; THENCE North 01 degree, 38 minutes, 57 seconds West, for a distance of 40.76 feet to a point; THENCE South 77 degrees, 17 minutes, 20 seconds West, for a distance of 49.32 feet to a point; THENCE along an arc of a curve, curving to the left, having a radius of 80.00 feet, an arc length of 91.46 feet, the chord of which being South 44 degrees, 32 minutes, 20 seconds West, for a distance of 86.56 feet to a point; THENCE South 11 degrees, 47 minutes 20 seconds West, for a distance of 47.93 feet to a point on the Northern Right-of-Way line of Linglestown Road (SR 0039); THENCE in a Northwesterly direction along an arc of curve, curving to the right, having a radius of 2804.93 feet, an arc length of 135.30 feet; the chord of which being North 76 degrees 25 minutes, 12 seconds West, for a distance of 135.36 feet to a point; THENCE North 75 degrees, 02 minutes, 14 seconds West, for a distance of 225.90 feet to a point; THENCE along land now or formerly of C&G Realty Co., North 05 degrees, 52 minutes, 51 seconds West, for a distance of 1040.59 feet to a found iron pin; THENCE along land now or formerly of Frank and Linda Mediate, South 68 degrees, 56 minutes, 33 seconds East, for a distance of 525.29 feet to a found iron pin; THENCE along same, North 79 degrees 53 minutes, 14 seconds East, for a distance of 1302.08 feet to a

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found iron pin; THENCE along land now or formerly of Richard and Clare Martin, the following courses, North 75 degrees, 37 minutes, 55 seconds East, for a distance of 310.66 feet to a found iron pin; THENCE North 70 degrees, 18 minutes, 48 seconds East, for a distance of 91.21 feet to a found iron pin; THENCE North 76 degrees, 57 minutes, 44 seconds East, for a distance of 809.85 feet to a found stone; THENCE North 74 degrees, 53 minutes, 46 seconds East, for a distance of 353.67 feet to a found stone; THENCE North 88 degrees 28 minutes, 41 seconds East, for a distance of 66.82 feet to a point, the Point of BEGINNING.

CONTAINING 54.003 acres of land.

ALSO BEING INSURED AS FOLLOWS:

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

ALL THAT CERTAIN tract of land situated in West Hanover Township, Dauphin County, Pennsylvania, as shown on the Survey as prepared by Roy M. Benjamin Associates, Inc., dated January 27, 1973, bounded and described as follows, to wit:

BEGINNING at a point on the Northern side of Legislative Route 1005, Interstate 81; THENCE North 02 degrees 23 minutes East, a distance of 240.00 feet: THENCE South 89 degrees 30 minutes West, a distance of 486.75 feet; THENCE North 01 degree 30 minutes West, a distance of 810.15 feet; THENCE North 00 degrees 15 minutes East, a distance of 123.75 feet; THENCE South 60 degrees 30 minutes East, a distance of 549.95 feet; THENCE North 85 degrees 30 minutes East, a distance of 1617.00 feet; THENCE North 58 degrees 00 minutes East, a distance of 85.8 feet; THENCE North 82 degrees 00 minutes East, a distance of 841.5 feet; THENCE North 80 degrees 30 minutes East, a distance of 346.5 feet; THENCE South 88 degrees 00 minutes East, a distance of 61.0 feet; THENCE along the Northern Right-of-Way of Legislative Route 1005, Interstate 81, by the following thirteen (13) courses: South 51 degrees 30 minutes West, a distance of 121.0 feet; THENCE North 38 degrees 30 minutes West, a distance of 18.0 feet; THENCE South 51 degrees 30 minutes West, a distance of 250.0 feet; THENCE North 38 degrees 30 minutes West, a distance of 10 feet; THENCE South 51 degrees 30 minutes West, 450.3 feet; THENCE South 38 degrees 30 minutes East, a distance of 57.0 feet; THENCE South 56 degrees 57 minutes 25 seconds West, a distance of 267.04 feet; THENCE by a curve concaved to the North having a radius of 1335.00 feet, and an arc length of 233.16 feet, a central angle of 10 degrees 00 minutes 25 seconds, a tangent of 116.88 feet and a chord length of 232.88 feet; THENCE South 66 degrees 57 minutes West, a distance of 433.12 feet; THENCE by a curve concaved to the North having a radius of 2291.0 feet, and an arc length of 155.94 feet, a central angel of 03 degrees 54 minutes 00 seconds, a tangent of 78.00 feet, a chord length of 155.91 feet; THENCE South 71 degrees 51 minutes West, a distance of 737.68 feet; THENCE by a curve concaved to the North having a radius of 820.00 feet, and an arc length of 375.92 feet, a central angle of 26 degrees 16 minutes 00 seconds, a tangent of 191.32 feet and a chord length of 372.64 feet; THENCE North 81 degrees 53 minutes West, a distance of 233.68 feet to the point and place of BEGINNING.

CONTAINING 52.69005 acres.

BEING Tax Parcel 68-020-011

BEING as to Tracts I, II, and III the same premises which Truckstops Corporation of American, by Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 176, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

BEING as to Tract IV the same premises which Truckstops Corporation of America, by Quit Claim Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 181, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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ALSO BEING as to Tract IV the same premises which BP Oil & Exploration Inc., by Quit Claim Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 196, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

ALSO BEING the same premises which BP Oil & Exploration Inc., by Deed dated 12/09/1993 and recorded 12/15/1993 in Dauphin County at Record Book 2127 page 192, granted and conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.067 Barkeyville, PA 5644 SR 8 P.O. Box 333B Harrisville, PA 16038 (TCA Site No. 67 - Barkeyville)

Legal Description

ALL THAT CERTAIN parcel or parcels of land situate in Barkeyville Borough, Venango County Pennsylvania, bounded and described as follows:

PARCEL 1:

BEGINNING at the intersection of the centerline of State Route 8 (SR0008) and the centerline of Township Road No. 313 (T-313); thence South 86 degrees 29 minutes 31 seconds West along the centerline of T-313 a distance of 1853.15 feet to a point; thence continuing along the centerline of T-313 along the arc of a curve to the left said curve having a radius of 2121.15 feet, a chord of 230.56 feet and a chord bearing of South 83 degrees 22 minutes and 35 seconds West, a distance of 230.67 feet to a point; thence South 80 degrees 15 minutes 40 seconds West continuing along the centerline of T-3131 a distance of 187.00 feet to a point; thence continuing along the centerline of T-313 along the arc of a curve to the right said curve having a radius of 1850.47 feet, a chord of 142.85 feet and a chord bearing of South 82 degrees 28 minutes 23 seconds West, a distance of 142.88 feet to a point; thence North 0 degreed 20 minutes 56 seconds West a distance of 948.80 feet to a point; thence South 86 degrees 12 minutes 33 seconds West a distance of 192.58 feet to a point; thence North 0 degrees 03 minutes 28 seconds East a distance of 819.63 feet to the South right-of-way line of Interstate Route 80 (I-80); thence along the South line of I-80 along the arc of a curve to the right said curve having a radius of 3711.83 feet, a chord of 73.28 feet and a chord bearing of South 71 degrees 46 minutes 57 seconds East a distance of 73.28 feet to a point; thence South 71 degrees 13 minutes 01 seconds East along the South line of I-80 a distance of 258.69 feet to a point; thence South 0 degrees 20 minutes 10 seconds East a distance of 541.28 feet to a point; thence North 88 degrees 48 minutes 44 seconds East a distance of 1773.00 feet to the South right-of-way line of interstate 80 eastbound exit ramp; thence South 75 degrees 03 minutes 00 seconds East along the South line of I-80 eastbound exit ramp a distance of 511.11 feet to the centerline of State Route 8; thence South 3 degrees 42 minutes 59 seconds West along the centerline of Route 8 a distance of 234.18 feet to a point; thence continuing along the centerline of Route 8 along the arc of curve to the right said curve having a radius of 5729.65 feet, a chord distance of 419.91 feet and a chord bearing of South 5 degrees 48 minutes 59 seconds West a distance of 420.01 feet to a point; thence South 7 degrees 54 minutes 59 seconds West along the centerline of Route 8, a distance of 140.47 feet to the centerline of Township Road No. 313 and the point of beginning.

CONTAINING 61.040 acres of land more or less.

PARCEL 2:

BEGINNING at Northwest corner of land now or formerly of C.P. Gritz maker at the Southwest corner of land now or formerly of D. Hilliard and the Southeast corner of land now or formerly of W.P. Wheildon; thence South 0 degrees 20 minutes 10 seconds East a distance of 342.28 feet to the North right-of-way line of interstate 80 (I-80); thence North 71 degrees 13 minutes 01 seconds West along the North line of I-80 a distance of 249.15 feet to a point; thence continuing along the North line of I-80 along the arc of a curve to the left said curve having a radius of 4027.83 feet, a chord of 179.33 feet and a chord bearing of North 72 degrees 29 minutes 33 seconds West an arc distance of 179.34 feet to a point; thence North 0 degrees 03 minutes 28 seconds East a distance of 208.92 feet to a point; thence South 89 degrees 53 minutes 06 seconds East a distance of 404.68 feet to the Northwest corner of land now or formerly of C.P. Gritzmaker and the point of beginning.

CONTAINING 2.552 acres of land more or less.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

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ALL THAT CERTAIN piece or parcel of land, SITUATE in the Borough of Barkeyville, formerly the Township of Irwin, County of Venango, Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point in the center of Legislative Route 233 (Traffic Route 8) at its intersection with Township Road No. 313; thence South 85 degrees 22 minutes West along the center line of Township Road 313, for a distance of 2000.00 feet to a point in the center of Township Road 313; thence South 78 degrees 2 minutes West (interior angle 187 degrees 20 minutes along the Township Road 313 for a distance of 419.2 feet to a point in the center of Township Road 313; thence North 01 degrees 30 minutes West (interior angle 79 degrees 32 minutes) for a distance of 958.2 feet to an iron pin; thence North 99 degrees 1 minute West (interior angle 266 degrees 31 minutes) for a total distance of 193.0 feet to an iron pin; thence North 05 degrees 45 minutes east (interior angle 86 degrees 14 minutes) for a distance of 1359.0 feet to a stone with a chiseled cross and guarded with an iron pin; thence South 84 degrees 15 minutes East (interior angle 90 degrees 0 minutes) for a distance of 405.0 feet to an iron pin; thence South 01 degrees 25 minutes West (interior angle 94 degrees 20 minutes) for a distance of 1183.1 feet to an iron pin; thence North 87 degrees 39 minutes East; (interior angle 273 degrees 46 minutes) for a distance of 2176.0 feet to a point in the center of Legislative Route 233 (Traffic Route 8); thence South 02 degrees 30 minutes West (interior angle) 85 degrees 09 minutes along the centerline of L.R. 233 for a distance of 581.92 feet to a point on L.R. 233; thence South 06 degrees 42 minutes West (interior angle 175 degrees 48 minutes) for a distance of 355.22 feet to said point of beginning (interior angle 101 degrees 20 minutes).

EXCEPTING AND RESERVING, from the above-described premises, that portion of the property that was conveyed to the Pennsylvania Department of Highways.

BEING Map No. 31-001-018 (Parcel 1) and 31-001-009 (Parcel 2).

BEING AS TO PARCEL 1 the same premises which BP Exploration & Oil, Inc., an Ohio Corporation, successor in interest to Boron Oil Company by Deed dated 12/3/1993 and recorded 12/15/1993 in the County of Venango in Deed Book 963 page 917, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

BEING AS TO PARCEL 2 the same premises which BP Exploration & Oil, Inc., an Ohio Corporation, successor in interest to Boron Oil Company by Deed dated 12/2/1993 and recorded 12/15/1993 in the County of Venango in Deed Book 963 page 913, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.068 Lamar, PA
5600 Nittany Valley Drive
P.O. Box 278
Lamar, PA 16848
(TCA Site No. 68)

Legal Description

ALL THAT CERTAIN piece, parcel and lot of land situate in Porter Township, Clinton County, Commonwealth of Pennsylvania bounded and described as follows:

BEGINNING at a point at the intersection of the easterly right of way line of S.R. 0054 (50.00 feet from centerline) with the southerly right of way line of Ramp D of S.R. 0080 (90.00 feet from centerline).

THENCE from said, point of beginning and continuing along said southerly right of way line of Ramp D of S.R. 0080 North 72 degrees 04 minutes 26 seconds East, 1212.09 feet to set an iron pin.

THENCE along the line of lands of Ralph E. & Verna R. Dotterer by the following five courses and distances:

1.   South 32 degrees 32 minutes 00 seconds East, 798.00 feet to a set iron pin.

2.   South 29 degrees 05 minutes 00 seconds West, 680.00 feet to a set iron pin.

3.   South 47 degrees 01 minutes 10 seconds West, 1828.25 feet to a set iron pin.

4.   North 26 degrees 52 minutes 57 seconds West, 432.25 feet to a point in the center of S.R. 0064, said point being further located North 30 degrees 23 minutes 36 seconds East 525.63 feet from the intersection of the centerline of S.R. 0064 with the centerline of former L.R. 18044, said Intersection being the southwesterly corner of lands of Ralph E. & Verna R. Dotterer as described in D.B. 265 P. 1030.

THENCE continuing along the centerline of S.R. 0064 North 30 degrees 23 minutes 36 seconds East, 1116.83 feet to the point of beginning.

CONTAINING therein 68.262 acres of land as above described.

THE above described property is that same as described in First American Title Insurance Company Commitment No. ALS-226.

ALSO encumbering the following described land to the extent not Included in the afore described land:

PARCEL NO. 1:

ALL THOSE (3) CERTAIN pieces or parcels of land situate in Porter Township, Clinton County, Pennsylvania, bounded and described as follows, to wit:

NO. 1 All That Certain piece or parcel of land situate on the South side of the State Highway, Route No. 64, known as the Turnpike, bounded and described as follows, to wit:

BEGINNING at a post on the South side of the said State Highway, Route No. 64, on corner of land formerly of Herbert Hayes, now or late of George Cummo; thence along line of land now or late of George Cummo and also along line of land formerly of Edward Maurer, now or late of Ralph Funk, South 27-1/2 degrees East, a distance of ninety (90) perches to a line on corner of land now or late of Ralph Funk and land formerly of Llyod Maurer, now or late of Harry Shilling; thence along said line, North 63-1/2 degrees East, a distance of one hundred two and 8/10 (102.8) perches to a post on corner of land now or late of Harry Shilling; thence along line of land now or late of Thomas Richell and land formerly of Lavine Smith, now or late of Willard E. Smith, North 27-1/2 degrees West, a distance of one hundred thirty-nine and one-half (139-1/2) perches to a post on the South side of State highway, Route No. 64; and thence along said State Highway, South 38 degrees West, a distance of one hundred thirteen and one-half (113-1/2) perches to a post, the place of beginning. Containing seventy-three (73) acres, more

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or less.

EXCEPTING AND RESERVING, therefrom and thereout that portion of the above described premises taken for highway purposes and containing one (1) acre, more or less.

NO. 2 BEGINNING at a stone corner on line of land now or late of Thomas Richell and being also a corner of the land now or late of the Shilling Estate; thence along land now or late of the said Thomas Richell. North 29-1/4 degrees West, a distance of forty-five (45) perches to a stone; thence along land formerly of A. N. Heckman, now or late of C; L. Strunk, South 61-3/4 degrees West, a distance of forty-two and eight-tenths (42.8) perches to a stone; thence along land now or late of C.L. Strunk, South 29-1/4 degrees East, a distance of forty-four and seven-tenths (44.7) perches to a stone in lane; thence along land now or late of A.D. Moyer and Shilling Estate, North 62-1/4 degrees East, a distance of forty-two and eight-tenths (42.8) perches to a stone, the place of beginning containing twelve (12) acres, neat measure.

NO. 3 BOUNDED on the North by lands now or late of Llyod Maurer; on the West by land now or late of John Shilling, deceased; on the South by lands now or late of J.M. Dumm; and on the East by lands now or late of Thomas Rishell. Containing three (3) acres, more or less.

BOUNDED on the North by lands now or late of Llyod Maurer; on the West by lands now or late of A.D. Moyer; on the South by lands now or late of J. M. Dumm; and on the East by lands now or late of the Shilling Estate. Containing five (5) acres, more or less.

The Three (3) above described parcels of land are also described according to a survey thereof made by Westmoreland Engineering Co., Inc., dated December 1966, as follows:

BEGINNING at a point In the Center Line of Pennsylvania State Highway L.R. 58 (T.R. 64); thence along lands now or formerly of Dale E. Bair and Mary A. Bair, S. 34 degrees 20 minutes 25 seconds E, a distance of 2274.55 feet to a point; thence 34 degrees 20 minutes 25 seconds E, a distance of 29.74 feet to a point; thence 34 degrees 32 minutes 46 seconds E, a distance of 1309.60 feet to a point; thence 56 degrees 53 minutes 00 seconds W, a distance of 623.62 feet to a point; thence N 34 degrees 52 minutes 35 seconds W, a distance of 551.57 feet to a point; thence 56 degrees 38 minutes 39 seconds W, a distance of 75.11 feet to a point; thence N 35 degrees 00 minutes 10 seconds W, a distance of 746.44 feet to a point; thence S 54 degrees 33 minutes 28 seconds W, a distance of 988.59 feet to a point; thence N 34 degrees 29 minutes 02 seconds W, a distance of 1503.18 feet to a point in the Center Line of Pennsylvania State Highway L.R. 58 (T.R. 64); thence along the Center Line of State Highway, N 30 degrees 25 minutes 09 seconds E, a distance of 952.64 feet to a point ; thence continuing along the Center Line of said Highway, N 30 degrees 28 minutes 24 seconds E. a distance of 926.48 feet to the place of beginning. The above described tract contains 94.082 acres.

Excepting And Reserving therefrom and thereout approximately 1/36 of an acre taken by the Commonwealth of Pennsylvania for the construction of Interstate Highway 80.

PARCEL NO. 2:

FIRST:

ALL THAT CERTAIN LOT OR TRACT OF LAND situate in the Township of Porter, County of Clinton and Commonwealth of Pennsylvania, bounded and described as follows:

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BEGINNING at a point in the center line of Pennsylvania State of Highway Legislative Route 58 (Traffic Route 64); thence along lands now or formerly of J. Gaylord Confer and Fannie J. Confer, South 34 degrees 20 minutes 25 seconds East a distance of 162.37 feet to a point, said point being on the legal right-of-way line for limited Access for Pennsylvania State Highway Legislative Route 1009, Section 45 (Interstate Route 80) and also being the place of beginning; thence along said right-of-way line, North 72 degrees 07 minutes 06 seconds East, a distance of 1181.30 feet to a point; thence continuing along said right-of-way line on a curve to the left having an arc length of 372.22 feet and a radius of 3969.83 feet (chord bearing North 74 degrees 57 minutes 34 seconds East - chord length 372.10 feet) to a point; thence along lands now or formerly of Aaron Stem, South 34 degrees 43 minutes 02 seconds East, a distance of 643.15 feet to a point; thence along same lands, north 57 degrees 39 minutes 47 seconds East, a distance of 294.07 feet to a point; thence along same lands South 33 degrees 23 minutes 10 seconds East a distance of 1072.12 feet to a stone; thence along lands now or formerly of Mabel Dumm and Thomas Rishel, South 56 degrees 30 minutes 30 seconds West a distance of 1764.29 feet to a point; thence along lands now or formerly of J. Gaylord Confer and Fannie J. Confer, north 34 degrees 20 minutes 25 seconds West, a distance of 2112.18 feet to the place of beginning.

THE above described tract contains 71.9259 acres.

SECOND:

ALL THAT CERTAIN TRACT OF LAND situate in the Township of Porter, County of Clinton, and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point in the Southeasterly line of Pennsylvania State Highway Legislative Route 58 (Traffic Route 64), 80 feet wide, at the Westerly line of land now or late of Aaron Stem; thence along said land South 34 degrees 43 minutes 02 seconds East 685.72 feet to a point on the Northerly right-of-way line of State Highway Legislative Route 1009 (also known as Interstate Route 80); thence by said right-of-way line Westwardly by a curve to the right having a radius of 2794.93 feet and an arc length of 408.16 feet (chord bearing South 84 degrees 089 minutes 49 seconds West, chord length 407.80 feet) to a point; thence continuing by said right-of-way line South 88 degrees 20 minutes 30 seconds West 194.55 feet to the line of land of Willard E. Smith; thence by said land of Smith, the following two courses and distances; North 36 degrees 23 minutes 56 seconds East 157.63 feet to a point; thence North 58 degrees 42 minutes 03 seconds West 138.02 feet to a point in the Southeasterly line of State highway legislative Route 58; thence along said line of said Highway, North 30 degrees 28 minutes 24 seconds East 139.31 feet to a point; thence continuing along said Highway, by a curve to the left having a radius of 7679.49 feet and an arc length of 334.66 feet (chord bearing North 29 degrees 13 minutes 29 seconds East, chord length 334.65 feet) to the place of beginning.

CONTAINING 4.5659 acres.

EXCEPTING AND RESERVING from the above described parcel the following two (2) parcels:

1)        Deed of Boron Oil Company to Tri-County Oil Corporation, dated 12/6/1972 and recorded in Clinton County, Pennsylvania, in Deed Book 239 page 866.

2)        Deed of Ohio Oil Company (formerly B. P. Oil Inc., formerly Boron Oil Company), dated 10/29/1987, and Page 834.

ALSO Excepting and Reserving from both Parcels 1 and 2 above 97.354 acres conveyed by B.P. Oil Company, Inc. (formerly Boron Oil Company) to Ralph E. Dotterer and Verna R. Dotterer, his wife, on 4/18/1978, in Clinton County, Pennsylvania, in Deed Book 265 Page 1030.

ALSO Excepting and Reserving from the above described premises the following two (2) parcels:

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1)      Deed to the Commonwealth of Pennsylvania, Department of Transporation recorded 2/23/2001 in Instrument No. 2001-809.

2)      Deed to East Nittany Valley Joint Municipal Authority recorded 05/16/2001 in Instrument No. 2001-2207.

TOGETHER with the benefits and subject to the burdens for the reservation of drainage right of way and water well as reserved in deed from B.P. Oil Company, Inc. (formerly Boron Oil Company) to Ralph E. Dotterer and Verna R. Dotterer, his wife, on 4/18/1978, in Clinton County Pennsylvania, in Deed Book 265 Page 1030.

BEING Tax Parcel No 02-01-0021.

BEING the same premises which BP Exploration & Oil Inc., an Ohio Corporation by Deed dated 12/9/1993 and recorded 12/15/1993 in the County of Clinton in Record Book 655 Page 153, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

ALSO BEING the same premises which BP Exploration & Oil Inc., an Ohio Corporation, by Quit Claim Deed dated 12/9/1993 and recorded 12/15/1993 in the County of Clinton in Record Book 655 Page 161, conveyed unto TA Operating Corporation, a Delaware Corporation, in fee.

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3.214 Milesburg, PA
875 N. Eagle Valley Rd.
P.O. Box 656
Milesburg, PA 16853
(TCA Site No. 214)

Legal Description

ALL THAT CERTAIN piece, parcel or tract of land located in Boggs Township, Centre County, Pa. bounded and described as follows:

BEGINNING at a railroad spike set on the southeasterly right-of-way line of State Route 0150 at it’s intersection with the centerline of the right-of-way of Township Route 644; thence running along said centerline South 58 degrees 10 minutes 21 seconds East 522.29 feet to a railroad spike set; thence running along the same South 53 degrees 42 minutes 21 seconds East 106.16 feet; thence running along the same South 33 degrees 45 minutes 21 seconds East 98.27 feet to a railroad spike set on the Northwesterly right-of-way of Seda-Cog Joint Rail Authority; thence running along said right-of-way of said railroad South 62 degrees 10 minutes 39 seconds West 1570.86 feet to a steel pin set of the Southeasterly right-of-way line of State Route 0150; thence running long said right-of-way following a curve to the left, said curve having a delta angel of 11 degrees 03 minutes 11 seconds, a radius of 1226.28 feet, a curve length of 236.56 feet and along chord bearing of North 40 degrees 29 minutes 36 seconds East 236.20 feet to a steel pin set; thence running along the same North 34 degrees 58 minutes 00 seconds East 91.65 feet to a railroad spike set; thence running along the same North 55 degrees 02 minutes 00 seconds West 10.00 feet to a railroad spike set; thence running along the same North 34 degrees 58 minutes 00 seconds East 900.00 feet to a steel pin set; thence running along the same North 55 degrees 02 minutes 00 seconds West 10.00 feet to a steel pin set; thence running along the same North 34 degrees 58 minutes 00 seconds East 177.90 feet to a railroad spike set to the place of beginning.

CONTAINING 11.570 acres of land.

BEING Tax Parcel No. 7-8-95.

BEING PART OF the same premises which Interstate Traveller Services, Inc., a Pennsylvania Corporation by Deed dated 2/10/1992 and recorded 5/18/1992 in the County of Centre In Record Book 629 page 202, conveyed unto Travel Ports of America, Inc. f/k/a Roadway Motor Plazas Inc., a New York Corporation, in fee.

AND the said Travel Ports of America, Inc., a New York Corporation, has since merged with and into TA Operating Corporation, a Delaware Corporation by virtue of a Certificate of Merger dated 6/3/1999 and recorded 6/23/1999 in Record Book 1095 Page 117.

3.025 Spartanburg, SC
1402 E. Main Street
Duncan, SC 29334
(TCA Site No. 25 — Spartanburg)

PROPERTY DESCRIPTION

Tax Map No. 5-25-00-122.00

All that certain piece, parcel or tract of land together with improvements thereon, situate, lying and being located in Spartanburg County, South Carolina, western side of the intersection of SC Highway 290 and Interstate Highway 85 as more particularly shown on that certain ALTA/ACSM Land title survey prepared by International Land Surveying, Inc., by Joseph H. Parker, Surveyors License No. L-11593 dated August 31, 1993, with the following metes and bounds as shown on said survey:

BEGINNING at an iron rod in the southern right-of-way Line of SC Highway 290 (83 feet from center), at its intersection with the western right-of-way line of Interstate Highway 85 and runs thence with the west right-of-way line of Interstate 85, the same being about 1 foot west of the control access fence the following courses and distances: South 41 degrees 14 minutes 36 seconds West 315.89 feet to an iron rod, South 39 degrees 30 minutes 02 seconds West 306.28 feet to an iron rod, South 43 degrees 39 minutes 02 seconds West 195.12 feet to an iron rod, South 48 degrees 56 minutes 26 seconds West 188.30 feet to an iron rod, South 52 degrees 07 minutes 47 seconds West 188.91 feet to an iron rod and South 52 degrees 07 minutes 25 seconds West 308.25 feet to an existing iron pipe in the western right-of-way line of Interstate Highway 85; thence North 38 degrees 26 minutes 11 seconds West 728.85 feet to an existing iron pipe in the east line of the right-of-way for Inglesby Parkway; thence along said line North 45 degrees 52 minutes 11 seconds East 820.04 feet to an iron rod in said line at its intersection with the new right-of-way line (50 feet from center) of Inglesby Parkway; thence with said new east right-of-way line of Inglesby Parkway North 47 degrees 02 minutes 05 seconds East 41.31 feet to a nail in said right-of-way line; thence continuing with said east right-of-way line North 44 degrees 44 minutes East 42.36 feet to an iron rod in said right-of-way Line; thence leaving said new right-of-way end with the original right-of-way North 45 degrees 52 minutes 11 seconds East 307.45 feet to a nail; thence continuing with said old right-of-way of Inglesby Parkway North 45 degrees 36 minutes 02 seconds East 189.29 feet to an iron rod in said right-of-way at its intersection with the new right-of-way for a site distance between Inglesby Parkway and SC Highway 290; thence with said site distance South 80 degrees 06 minutes 35 seconds East 100.19 feet to an iron rod where said site distance intersects the south right-of-way line of SC Highway 290; thence with the south right-of-way line of SC Highway 290 the following courses and distances: South 43 degrees 43 minutes 48 seconds East 5.74 feet to an iron rod, South 41 degrees 02 minutes 45 seconds East 211.23 feet to a con nail, South 38 degrees 23 minutes 27 seconds East 149.66 feet to a con nail, South 41 degrees 38 minutes 54 seconds East 190.13 feet to a con nail and South 43 degrees 45 minutes 47 seconds East 86.8 feet to the point of beginning, containing 25.733 acres, more or less.

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ALSO: All that parcel of land in Spartanburg County, South Carolina, situate at the southwest corner of the intersection of US Highway Interstate 85 and South Carolina Highway No. 290, designated as Tract 1-A, containing 30.06 acres, more or less, on a plat made for Oehmig Oil Co., Inc. By Neil R. Phillips, Surveyor, dated February 18, 1972 and recorded in Plat Book 67 at pages 16 and 17, and having according to said plat the following metes and bounds, to-wit:

BEGINNING at a bolt in the center line of South Carolina Highway No. 290, 309 feet northwesterly from the center line of I-85 at the point were I-85 is crossed by Highway 290, and running S 46-53 W 502.4 feet with highway right-of-way to a concrete monument; thence the following six courses continuing with the right-of-way of I-85, S. 37-20 W 166.3 feet; S 35-32 W 135.5 feet; S 47-20 W 198.4 feet; S 51-15 W 196.8 feet; S 50-55 W 263.2 feet; S 52-43 W 125.4 feet to an iron pin; thence leaving the right-of-way and running N 38-26 W 947.7 feet to an iron pin; thence N 55-44 E 1207.5 feet to an iron pin; thence N 45-36 E 301.2 feet to a nail and cap in center line of South Carolina Highway No. 290; thence with center line of Highway 290, S 43-07 E 758.8 feet to the beginning.

LESS AND EXCEPTED THEREFROM is all that certain tract or parcel ofland in Spartanburg County, South Carolina described as follows: From an old iron pin and common corner of properties of Oehmig Oil Co., Inc. and Allen J. Inglesby at the right of way of SC Highway 290, thence S 45-36 W for a distance of 263.62 feet to an old iron pin and common corner of properties of Oehmig Oil Co., Inc. and Allen J Inglesby, said corner being the point of beginning for survey and description of a parcel of land containing 2.873 acres, more or less, thence S 55-44 W 1206.04 feet to an old iron pin and corner; thence S 37-48 E 207.85 feet to an iron pin and corner; thence N 45-52 E 1211.13 feet to an old iron pin and point of beginning.

Said property more particularly described and conveyed by Deed to Allen J. Inglesby, et al. recorded in Deed Book 54 R at page 413, Register of Deeds for Spartanburg County, State of South Carolina.

ALSO LESS AND EXCEPTED THEREFROM is all that parcel or strip of land, in fee simple, with improvements thereon, if any, containing 28,297 square feet of land and being described as follows: within 52 feet, on the right, of the construction centerline of SC Route 290 between survey stations 140+97 and 142+00; thence along a transition to 62 feet at survey station 144+11; thence continuing along a transition to 76 feet at survey station 145+60; thence continuing along a transition to 83 feet at survey station 147+50 and continuing 83 feet to survey station 148+30, including rights of access as may be needed for controlled access facilities. Also herein condemned is land for a 90 foot x 65 foot triangular area on the right opposite of approximate mainline survey station 141+12 at the intersection of the right of way of SC Route 290 and Inglesby Parkway. Also within 40 feet on the left of the construction centerline of Inglesby Parkway between survey stations 0+37.5 and 4+0; thence along a transition to 50 feet at survey station 6+50 and continuing at 50 feet to survey station 8+50. Property herein condemned is measured from survey centerline of Inglesby Parkway between survey stations 4+10.01 and 8+50 (Tie Equality: 4+18.01 Relocation Back=4+17.94 original line Ahead.)

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ALSO LESS AND EXCEPTED THEREFROM is all that certain parcel of land described as follows:

BEGINNING at a concrete right of way monument 83 feet from the construction centerline of SC Highway 290 and on the western right of way of Interstate 85 and running thence along the right of way of Interstate 85 S 41-17-13 W 17.06 feet to an old iron pin (½” rebar), said pin being 100 feet from the construction centerline of SC Highway 290, thence leaving the right of way of Interstate 85 and running along the new 100 foot right of way of SC Highway 290 43-45-47 W 41.47 feet to an old iron pin (½” rebar) thence N 20-44-15 W 43.46 feet to an iron pin (½” rebar), 83 feet from the construction centerline of SC Highway 290, thence running along the 83 foot right of way of SC Highway 290 S 43-45-47 E 40.00 feet to an old iron pin (½” rebar); thence continuing along the 83 foot right of way of SC Highway 290 S 43-45-47 E 40.00 feet to the point of beginning and containing 1992.52 square feet.

This is the same property conveyed to the SC Department of Transportation recorded August 8, 1997 in Deed Book 66 H at page 639.

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3.179 Manning, SC 3014 Paxville Highway Rt. 6, Box 200 Manning, SC 29102 (TCA Site No. 179)

PROPERTY DESCRIPTION

Tax Map No. 137-00-04-001

All that certain piece, parcel or tract of land with improvements thereon, located in the North Manning area, containing 15.10 acres:

POINT OF BEGINNING: a concrete monument (old mark) on the eastern US Interstate 95 right of way and the northern right of way of SC Highway 261 intersect:

THENCE along the I-95 right-of-way North 13-31-00 East a distance of 242.57 feet to a concrete monument (old mark);

THENCE continuing along the I-95 right-of-way North 13-30-14 East a distance of 222.30 feet to a concrete monument (old mark);

THENCE continuing along the I-95 right-of-way North 13-41-15 East a distance of 124.98 feet to a concrete monument (old mark);

THENCE continuing along the I -95 right-of-way along the arc of a curve - 339.86 feet with a radius of 1030,70 feet the chord bearing of North 23-00-06 East a distance of 338.33 feet to a concrete monument (old mark);

THENCE continuing along the I -95 right-of-way North 30-39-12 East a distance of 173.29 feet to a concrete monument (old mark);

THENCE continuing along the I -95 right-of-way North 41-53-33 East a distance of 549.29 feet to a concrete monument (old mark);

THENCE along a transition right-of-way South 65-32-54 East a distance of 28.14 feet to a concrete monument (old mark);

THENCE along the original I -95 frontage road now South Carolina Highway 8-14-758 (A.M. Mash Road) South 09-19-09 West a distance of 1817.85 feet to a railroad spike (set in pavement);

THENCE along aright-turn lane South 69-33-00 West a distance of 49.50 feet to a railroad spike (set in pavement) on the northern right-of-way South Carolina Highway 261;

THENCE along the northern right-of-way of S.C. 261 North 50-06-00 West a distance of 353.60 feet to an iron pipe corner;

THENCE continuing along the right-of-way of S.C. 261 North 42-15-00 West a distance of 206.90 feet to the point of beginning.

This being the identical property conveyed to National Auto/Truckstops, Inc by deed of Union Oil Company by deed dated April 13, 1993 and recorded April 23, 1993 in Deed Book A-238 at page 68.

3.117 Antioch, TN 13011 Old Hickory Blvd. Antioch, TN 37013 (TCA Site No. 117)

BEING LOT 1, RESUBDIVISION SECTION 3, PARCEL “A” INTERCHANGE CITY INDUSTRIAL PARK, AS OF RECORD IN PLAT BOOK 4600, PAGE 4, R.O.D.C., TENNESSEE AND RESERVED PARCEL “A”, ON THE PLAN OF REVISED SECTION III, INTERCHANGE CITY INDUSTRIAL PARK, AS OF RECORD IN PLAT BOOK 5050, PAGE 100, R.O.D.C., TENNESSEE, SAID LOT AND RESERVED PARCEL, LYING IN THE FIRST CIVIL DISTRICT, DAVIDSON COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIN BEING LOCATED ON THE EASTERLY RIGHT-OF-WAY OF OLD HICKORY BOULEVARD AND LYING BY THE SOUTHERLY LINE OF LOT(1), ON THE PLAN OF “MARATHON PETROLEUM SUBDIVISION”, AS OF RECORD IN PLAT BOOK 5966, PAGE 576, R.O.D.C, TENNESSEE AND BEING THE NORTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE LEAVING THE AFORESAID RIGHT OF WAY OF OLD HICKORY BOULEVARD AND RUNNING WITH THE NORTHERLY LINE OF THE HEREIN DESCRIBED TRACT AND THE SOUTHERLY LINES OF THE ABOVE MENTIONED PLAN OF “MARATHON PETROLEUM SUBDIVISION”, AND THE PROPERTY, NOW OR FORMERLY CONVEYED TO “D.M.H. CONTRACTORS, INC.”, AS OF RECORD IN DEED BOOK 7714, PAGE 812, R.O.D.C., TENNESSEE SOUTH 86 DEGREES 35 MINUTES 18 SECONDS EAST, 1024.25 FEET TO AN IRON PIN SET AND BEING THE NORTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE, SOUTH 17 DEGREES 43 MINUTES 80 SECONDS EAST, 121.82 FEET TO AN EXISTING IRON PIN BEING LOCATED ON THE SOUTHWESTERLY RIGHT OF WAY OF GOULD BOULEVARD (FORMERLY KNOWN AS ANDY HOLT BOULEVARD); THENCE WITH THE SAID RIGHT OF WAY WITH THE FOLLOWING THREE (3) CALLS, COMMENCING WITH A CURVE TO THE LEFT WITH A DELTA OF 16 DEGREES 13 MINUTES 11 SECONDS, A RADIUS OF 746.20 FEET AND AN ARC LENGTH OF 211.24 FEET TO AN IRON PIN (SET); THENCE CONTINUING WITH THE SOUTHWESTERLY RIGHT OF WAY OF GOULD BOULEVARD SOUTH 17 DEGREES 53 MINUTES 47 SECONDS EAST, 1005.96 FEET TO A (EXISTING) CONCRETE MONUMENT; THENCE WITH A CURVE TO THE LEFT WITH A DELTA OF SOUTH MINUTES 46 SECONDS, A RADIUS OF 630.00 FEET AND AN ARC LENGTH OF 75.46 FEET TO AN IRON PIN SET, SAID PIN BEING THE SOUTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT AND THE NORTHEASTERLY CORNER OF LOT NO. 1, ON THE AFOREMENTIONED “REVISED SECTION III, INTERCHANGE CITY INDUSTRIAL PARK”; THENCE LEAVING THE RIGHT OF WAY OF GOULD BOULEVARD AND RUNNING WITH THE NORTHERLY LINE OF SAID LOT NO. 1, WITH THE FOLLOWING TWO (2) CALLS, SOUTH 72 DEGREES 06 MINUTES 13 SECONDS WEST, 239.88 FEET TO AN IRON PIN SET; THENCE SOUTH 43 DEGREES 35 MINUTES 52 SECONDS WEST, 208.67 FEET TO AN IRON PIN SET, SAID IRON PIN LYING IN THE NORTHEASTERLY RIGHT OF WAY OF INTERSTATE I-24 AND BEING THE SOUTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE CONTINUING WITH SAID INTERSTATE RIGHT OF WAY NORTH 46 DEGREES 33 MINUTES 10 SECONDS WEST, 1640.85 FEET TO AN EXISTING CONCRETE HIGHWAY MONUMENT AND A BREAK IN THE RIGHT OF WAY; THENCE NORTH 28 DEGREES 33 MINUTES 00 SECONDS WEST, 708.94 FEET TO AN EXISTING CONCRETE MONUMENT LYING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT OF WAY OF AFORESAID INTERSTATE I-24 AND THE EASTERLY RIGHT OF WAY OF OLD HICKORY  BOULEVARD; THENCE CONTINUING WITH SAID OLD HICKORY BOULEVARD NORTH 6 DEGREES 20 MINUTES 44 SECONDS WEST, 302.53 FEET TO THE POINT OF BEGINNING AND CONTAINING 31.482 ACRES, MORE OR LESS.

LESS AND EXCEPT THAT PORTION OF THE LAND CONVEYED TO THE STATE OF TENNESSEE BY WARRANTY DEED OF RECORD IN BOOK 11048, PAGE 764, IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE AND THAT PORTION AS CONVEYED TO MICHAEL NARRATO, JR. BY DEED OF RECORD IN BOOK 11222, PAGE 524, ALSO IN SAID REGISTER’S OFFICE.

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BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC., A DELAWARE CORPORATION BY SPECIAL WARRANTY DEED FROM UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION OF RECORD IN BOOK 8918, PAGE 629; THE SAID NATIONAL AUTO/TRUCKSTOPS, INC. HAVING SINCE MERGED INTO TA OPERATING CORPORATION, A DELAWARE CORPORATION BY CERTIFICATE OF MERGER OF RECORD IN INSTRUMENT# 200011170114245, BOTH IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

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3.140 Jackson, TN 155 Hwy. 138 Denmark, TN 38391 (TCA Site No. 140 - Jackson)

Legal Description

Lying and being situated in the 7th Civil District of Madison County, Tennessee, and being more particularly described as follows: BEGINNING at a stake in the west margin of what is known in the year 1953 as the Providence Road and 30 feet from the center of same, and being 710 feet as measured along Providence Road in the southerly direction from the center of the overpass, and being further located and described as being the northeast corner of the Hawidns Cemetery; runs thence with the north line of the cemetery south 87 degrees 52 minutes west 75 feet; thence south 02 degrees 08 minutes east 75 feet to a stake, the southwest corner of the cemetery; thence across the open field south 44 degrees 22 minutes west 647.25 feet to a stake on a high bank; thence north 80 degrees 23 minutes west 670.00 feet toa stake in the south margin of the Interstate Highway No. 40 and 150 feet from the center line of same; thence with the existing fence row north 59 degrees 37 minutes east 450 feet to a stake; thence north 72 degrees 22 minutes east 445.00 feet to a concrete highway monument; thence south 15 degrees 08 minutes east 141 feet to a highway monument right-of-way marker in the west margin of the above mentioned Providence Road; thence with said road south 02 degrees 08 minutes east 264.00 feet to the beginning.

DESCRIPTION OF THE UNION OIL COMPANY OF CALIFORNIA, DBA UNOCAL PROPERTY IN MADISON COUNTY, TENNESSEE RECORDED IN BOOK 480, PAGE 234:

BEGINNING AT A FOUND T-POST IN THE SOUTH RIGHT OF WAY LINE OF U. S. HIGHWAY I-40 (150 FEET FROM THE CENTERLINE), SAID POINT BEING IN THE WEST LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234; THENCE NORTH 59 DEGREES 37 MINUTES 00 SECONDS EAST WITH THE SOUTH RIGHT OF WAY LINE OF U. S. HIGHWAY I-40, 449.69 FEET TO A POINT; THENCE NORTH 72 DEGREES 02 MINUTES 42 SECONDS EAST WITH THE SOUTH RIGHT OF WAY LINE OF U. S. HIGHWAY I-40, 444.59 FEET TO A FOUND RIGHT OF WAY MONUMENT; THENCE SOUTH 15 DEGREES 48 MINUTES 42 SECONDS EAST WITH THE WEST RIGHT OF WAY LINE OF PROVIDENCE ROAD, 141.00 FEET TO A SET IRON PIN (30 FEET FROM THE CENTERLINE); THENCE SOUTH 02 DEGREES 16 MINUTES 14 SECONDS EAST WITH THE WEST LINE OF PROVIDENCE ROAD, 262.19 FEET TO A SET IRON PIN IN THE NORTH LINE OF HAWKINS FAMILY CEMETERY; THENCE NORTH 88 DEGREES 59 MINUTES 56 SECONDS WEST WITH THE NORTH LINE OF HAWKINS FAMILY CEMETERY, 75.00 FEET TO A SET IRON PIN; THENCE SOUTH 01 DEGREES 00 MINUTES 04 SECONDS WEST WITH THE WEST LINE OF HAWKINS FAMILY CEMETERY, 75.00 FEET TO A SET IRON PIN IN THE SOUTH LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234; THENCE SOUTH 43 DEGREES 20 MINUTES 31 SECONDS WEST WITH THE SOUTH LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234, 647.53 FEET TO A FOUND T-POST IN THE WEST LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234; THENCE NORTH 30 DEGREES 23 MINUTES 53 SECONDS WEST WITH THE WEST LINE OF PROPERTY RECORDED IN BOOK 480, PAGE 234, 669.84 FEET TO THE POINT OF BEGINNING AND CONTAINING 434,276 SQUARE FEET OR 9.970 ACRES OF LAND.

BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC. BY DEED FROM UNION OIL COMPANY OF CALIFORNIA OF RECORD IN BOOK 528, PAGE 197, REGISTER’S OFFICE FOR MADISON COUNTY, TENNESSEE. NATIONAL AUTO/TRUCKSTOPS, INC. HAVING SINCE MERGED INTO TA OPERATING CORPORATION AS EVIDENCES BY CERTIFICATE OF MERGER OF RECORD IN BOOK CH38, PAGE 854, SAID REGISTER’S OFFICE.

3.157 Franklin, TN
4400 Peytonsville Road
Franklin, TN 37064
(TCA Site No. 157)

Legal Description

LAND IN THE TENTH CIVIL DISTRICT, WILLIAMSON COUNTY, TENNESSEE, BEING DESCRIBED ACCORDING TO AN UNRECORDED SURVEY BY INTERNATIONAL LAND SURVEYING, INC., 611 24TH AVENUE S. W. SUITE C, NORMAN, OKLAHOMA 73069, DATED FEBRUARY 19, 1993, PATRICK S. COODE, SURVEYOR, LICENSE NO. 855, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH RIGHT-OF-WAY LINE OF GOOSE CREEK BY-PASS (HAVING AN EXISTING 80 FOOT RIGHT-OF-WAY), SAID POINT BEING NORTH 8° 29’ 50” EAST 40 FEET FROM A CONCRETE MONUMENT AT HIGHWAY STATION 528.00; THENCE ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF GOOSE CREEK BY PASS NORTH 58° 50’ WEST 106.14 FEET TO A CONCRETE MONUMENT; THENCE NORTH 12° 00’ WEST 757.51 FEET ALONG THE EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE 65 TO A CONCRETE MONUMENT; THENCE SOUTH 86° 40’ 55” EAST 866.77 FEET TO A CONCRETE MONUMENT; THENCE SOUTH 8° 30’ 01” WEST 828.91 FEET TO A CONCRETE MONUMENT ON THE NORTH RIGHT-OF-WAY LINE OF GOOSE CREEK BY-PASS; THENCE NORTH 81° 28’ 41” WEST 500 FEET ALONG THE NORTH RIGHT-OF-WAY LINE OF GOOSE CREEK BY-PASS TO THE POINT OF BEGINNING.

ALL OF THE ABOVE-DESCRIBED LAND BEING THE SAME AS FOLLOWS:

BEING A TRACT OR PARCEL OF LAND LYING IN THE TENTH CIVIL DISTRICT, WILLIAMSON COUNTY, TENNESSEE, SAID TRACT OR PARCEL BEING BOUNDED ON THE SOUTH BY GOOSE CREEK BY-PASS AND ON THE WEST BY INTERSTATE I-68 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING CONCRETE HIGHWAY MONUMENT BEING LOCATED ON THE NORTHERLY RIGHT OF WAY OF GOOSE CREEK BY-PASS (100’ RIGHT OF WAY) AND LYING IN THE WESTERLY LINE OF THE PROPERTY NOW OR FORMERLY CONVEYED TO MARKETING CO.’, AS OF RECORD IN VOLUME 803, PAGE 889, R.O.W.C, TENNESSEE AND BEING THE SOUTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE WITH THE NORTHERLY RIGHT OF WAY GOOSE CREEK BY-PASS N81 28’41” W, 500.00 FEET TO AN IRON PIN (SET) AT THE INTERSECTION OF AFORESAID RIGHT OF WAY AND IN THE EASTERLY RIGHT OF WAY OF INTERSTATE 1-65; THENCE CONTINUING WITH SAID EASTERLY RIGHT OF WAY OF INTERSTATE 1-65 WITH THE FOLLOWING TWO CALLS N58 50’00”W, 106.14 FEET TO AN IRON PIN (SET) AND N12 00’00”W, 757.51 FEET TO AN EXISTING CONCRETE HIGHWAY MONUMENT LYING IN THE EASTERLY RIGHT OF WAY OF AFORESTATED INTERSTATE 1-65, AT THE SOUTHWESTERLY CORNER OF THE PROPERTY NOW OR FORMERLY CONVEYED TO “FRANKLIN BUSINESS PARK”, AS OF RECORD IN PLAT BOOK 15, PAGE 83. R.O.W.C., TENNESSEE AND BEING THE NORTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT THENCE WITH THE NORTHERLY LINE OF THE HEREIN DESCRIBED TRACT S86 40’55”E, 966.77 FEET TO AN EXISTING CONCRETE MONUMENT AT THE NORTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT; THENCE WITH THE EASTERLY LINE OF THE HEREIN DESCRIBED TRACT S8 30’01’W, 828.91 FEET TO THE POINT OF BEGINNING AND CONTAINING 13.192 ACRES MORE OR LESS.

BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC., A DELAWARE COPORATION BY SPECIAL WARRANTY DEED FROM UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION OF RECORD IN BOOK 1066, PAGE 941, REGISTER’S OFFICE FOR WILLIAMSON COUNTY, TENNESSEE; THE SAID NATIONAL AUTO/TRUCKSTOPS, INC., A DELAWARE COPORATION HAVING BEEN MERGED INTO TA OPERATING CORPORATION, A DELAWARE CORPORATION, BY ARTICLES OF MERGER OF RECORD IN BOOK     , PAGE     , REGISTER’S OFFICE FOR WILLIAMSON COUNTY, TENNESSEE.

3.107 Knoxville West, TN
615 Watt Road
Knoxville, TN 37922
(TCA Site No. 107 — Knoxville West)

TRACT 1 (FEE SIMPLE): BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIN LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 12 DEGREES 09 MINUTES EAST, 249.4 FEET FROM THE INTERSECTION OF THE CENTERLINE OF HICKORY CREEK ROAD AT THE RIGHT-OF-WAY OF WATT ROAD; THENCE SOUTH 30 DEGREES 07 MINUTES 07 SECONDS EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET; THENCE SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 81.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD; THENCE, ALONG THE WESTERLY MARGIN OF OLD WATT ROAD, THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST,188.32 FEET TO AN IRON PIN SET; THENCE SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17.79 FEET TO AN EXISTING IRON PIN; THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO A IRON PIN SET; THENCE SOUTH 54 DEGREES 33 MINUTES 20 SECONDS, WEST, 243.44 FEET TO AN EXISTING IRON PIN; THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE; THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554.31 FEET TO AN EXISTING IRON PIN; THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN; THENCE SOUTH 40 DEGREES 49 MINUTES 35 SECONDS EAST, 622.37 FEET TO AN IRON PIN SET; THENCE NORTH 58 DEGREES 38 MINUTES 11 SECONDS EAST, 378.70 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO THE POINT OF BEGINNING.

BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC. A DELAWARE CORPORATION BY WARRANTY DEED FROM UNION OIL COMPANY OF CALIFORNIA OF RECORD IN DEED BOOK 2102, PAGE 432, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND OF RECORD IN DEED BOOK 205, PAGE 82, IN THE REGISTER’S OFFICE FOR LOUDON COUNTY, TENNESSEE; AND BY SPECIAL WARRANTY DEED OF RECORD IN DEED BOOK 2311, PAGE 232 IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND OF RECORD IN DEED BOOK 243, PAGE 161, OF RECORD IN THE REGISTER’S OFFICE FOR LOUDON COUNTY, TENNESSEE.

TRACT II (LEASEHOLD); BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, AND WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND PARCEL ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT AND HICKORY CREEK ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIN LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 12 DEGREES 09 MINUTES EAST, 249.4 FEET FROM THE INTERSECTION OF THE CENTERLINE OF HICKORY CREEK ROAD AT THE RIGHT-OF-WAY OF WATT ROAD; THENCE SOUTH 58 DEGREES 38 MINUTES 11 SECONDS WEST, 378.70 FEET CROSSING THE KNOX COUNTY AND LOUDON COUNTY LINE TO AN IRON PIN SET IN LOUDON COUNTY; THENCE NORTH 40 DEGREES 49 MINUTES 35 SECONDS WEST, 622.37 FEET TO AN EXISTING IRON PIN; THENCE, NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO A SET IRON PIN IN KNOX COUNTY; THENCE NORTH 41 DEGREES 42 MINUTES 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD; THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN; THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69.81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN; THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT-OF-WAY LINE TO A SET

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IRON PIN; THENCE, SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN; THENCE SOUTH 39 DEGREES 16 MINUTES 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING, CONTAINING 299, 378 SQUARE FEET OR 6.87 ACRES MORE OR LESS.

BEING THE SAME PROPERTY LEASED TO UNION OIL COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION , AS EVIDENCED BY MEMORANDUM OF LEASE FROM MICHAEL L. PALMER, DAVID L. PALMER, INDIVIDUALLY AND AS TRUSTEE, RICHARD L. PALMER, JOHN E. PALMER, REMAINDERMEN, AND VIRGINIA JEWELL HUBBS PALMER, LIFE TENANT, DATED FEBRUARY 17, 1988, OF RECORD IN TRUST DEED BOOK 2344, PAGE 318 AND AS ASSIGNED TO NATIONAL AUTO/TRUCKSTOPS, INC. BY ASSIGNMENT OF RECORD IN TRUST DEED BOOK 2738, PAGE 1197, ALL IN THE KNOX COUNTY REGISTER’S OFFICE.

BOTH OF THE ABOVE DESCRIBED PARCELS BEING THE SAME AS FOLLOWS:

TRACT 1 (FEE SIMPLE)

BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES, 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD;

THENCE, SOUTH 30 DEGREES 07 MINUTES EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET;

THENCE, SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 81.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD;

THENCE ALONG THE WESTERLY MARGIN OF OLD WATT ROAD THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST, 188.32 FEET TO AN IRON PIN SET;

THENCE, SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17.79 FEET TO AN EXISTING IRON PIN;

THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO AN IRON PIN SET IN THE SOUTH EASEMENT LINE OF A TVA TRANSMISSION LINE;

THENCE RUNNING WITH SAID LINE, SOUTH 54 DEGREES 33 MINUTES 20 SECONDS WEST, 243.44 FEET TO AN EXISTING IRON PIN, SAID LINE BEING 50 FEET SOUTH AT RIGHT ANGLES AND PARALLEL TO THE CENTERLINE OF SAID TVA TRANSMISSION LINE;

THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE;

THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554.31 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN;

THENCE SOUTH 40 DEGREES 49 MINUTES 35 SECONDS EAST, 622.37 FEET TO AN IRON PIN SET;

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THENCE NORTH 58 DEGREES 38 MINUTES 11 SECONDS EAST, 378.70 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO THE POINT OF BEGINNING CONTAINING 806,118 SQUARE FEET OR 18.50 ACRES.

TRACT 2 (LEASEHOLD)

BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE AND WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND PARCEL ALSO BEING LOCATED IN THE THE CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT AND HICKORY CREEK ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD;

THENCE SOUTH 58 DEGREES 38 MINUTES 11 SECONDS WEST, 378,70 FEET CROSSING THE KNOX COUNTY AND LOUDON COUNTY LINE TO AN IRON PIN SET IN LOUDON COUNTY;

THENCE NORTH 40 DEGREES 49 MINUTES 35 SECONDS WEST, 622. 37 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO AN EXISTING IRON PIN IN KNOX COUNTY;

THENCE NORTH 41 DEGREE 42 MINUTE 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD;

THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN;

THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69.81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN;

THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT OF WAY LINE TO A SET IRON PIN;

THENCE SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN;

THENCE SOUTH 39 DEGREES 16 MINUTES 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING , CONTAINING 299,378 SQUARE FEET OR 6.87 ACRES, MORE OR LESS.

TRACTS 1 AND 2 COMBINED

BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD;

THENCE SOUTH 30 DEGREES 07 MINUTES 07 SECONDS EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET;

THENCE SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 81.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD;

THENCE ALONG THE WESTERLY MARGIN OF OLD WATT ROAD THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST, 188.32 FEET TO AN IRON PIN SET;

THENCE SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17.79 FEET TO AN EXISTING IRON PIN;

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THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO AN IRON PIN SET IN THE SOUTH EASEMENT LINE OF A TVA TRANSMISSION LINE;

THENCE RUNNING WITH SAID LINE, SOUTH 54 DEGREES 33 MINUTES 20 SECONDS WEST, 243.44 FEET TO AN EXISTING IRON PIN; SAID LINE BEING 50 FEET SOUTH AT RIGHT ANGLES AND PARALLEL TO THE CENTERLINE OF SAID TVA TRANSMISSION LINE;

THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE;

THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554.31 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN;

THENCE NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO AN EXISTING IRON PIN IN KNOX COUNTY;

THENCE NORTH 41 DEGREES 42 MINUTES 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD;

THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN;

THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69.81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN;

THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT OF WAY LINE TO A SET IRON PIN;

THENCE SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN;

THENCE SOUTH 39 DEGREES 16 MINUTE 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING, CONTAINING 1,105,496 SQUARE FEET OR 25.37 ACRES MORE OR LESS.

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3.013 Knoxville, TN
608 Lovell Road
Knoxville, TN 37932
(TCA Site No. 13)

LAND LYING IN KNOX COUNTY, BEGINNING AT AN IRON PIN IN THE SOUTHWEST RIGHT-OF-WAY OF DUTCHTOWN ROAD AND BEING NORTH 13 DEGREES 02 MINUTES 00 SECONDS EAST, 397.3 FEET FROM AN IRON PIN MARKING THE POINT OF INTERSECTION OF DUTCHTOWN ROAD AND LOVELL ROAD; THENCE LEAVING SAID RIGHT-OF-WAY SOUTH 70 DEGREES 10 MINUTES 24 SECONDS WEST, 211.74 FEET (PLATTED SOUTH 70 DEGREES 40 MINUTES WEST, 211.33 FEET) TO AN IRON PIN; THENCE NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 365.50 FEET. (PLATTED NORTH 43 DEGREES 09 MINUTES WEST, 365.60 FEET) TO AN IRON PIN; THENCE SOUTH 46 DEGREES 38 MINUTES 31 SECONDS WEST, 150.00 FEET (PLATTED SOUTH 46 DEGREES 51 MINUTES WEST, 150.00 FEET) TO AN IRON PIN; THENCE NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 312.18 FEET (PLATTED NORTH 43 DEGREES 09 MINUTES WEST, 312.18 FEET) TO AN IRON PIN; THENCE NORTH 40 DEGREES 41 MINUTEST 29 SECONDS WEST, 196.80 FEET (PLATTED NORTH 40 DEGREES 29 MINUTES WEST, 196.80 FEET) TO AN IRON PIN; THENCE NORTH 32 DEGREES 33 MINUTES 29 SECONDS WEST, 381.87 FEET (PLATTED NORTH 32 DEGREES 21 MINUTES WEST, 381.87 FEET) TO AN IRON PIN THENCE NORTH 47 DEGREES 41 MINUTES 00 SECONDS 890.87 FEET (PLATTED NORTH 47 DEGREES 41 MINUTES EAST, 890.87 FEET) TO AN IRON PIN; THENCE SOUTH 77 DEGREES 47 MINUTES 36 SECONDS EAST, 572.21 FEET (PLATTED SOUTH 78 DEGREES 11 MINUTES EAST, 374.22 FEET) TO AN IRON PIN; THENCE SOUTH 4 DEGREES 40 MINUTES 58 SECONDS WEST, 363.75 FEET (PLATTED SOUTH 4 DEGREES 45 MINUTES WEST 363.50 FEET) ALONG THE RIGHT OF WAY OF DUTCHTOWN ROAD TO AN IRON PIN; THENCE LEAVING SAID RIGHT OF WAY NORTH 88 DEGREES 20 MINUTES 36 SECONDS WEST, 275.84 FEET (PLATTED NORTH 88 DEGREES 40 MINUTES WEST, 275.88 FEET) TO AN IRON PIN; THENCE SOUTH 5 DEGREES 13 MINUTES 13 SECONDS WEST, 273.74 FEET (PLATTED SOUTH 4 DEGREES 55 MINUTES WEST, 273.70 FEET) TO AN IRON PIN; THENCE SOUTH 88 DEGREES 21 MINUTES 11 SECONDS EAST, 275.75 FEET (PLATTED SOUTH 89 DEGREES 40 MINUTES EAST, 275.88 FEET) TO AN IRON PIN; THENCE SOUTH 5 DEGREES 02 MINUTES 58 SECONDS WEST, 625.72 FEET (PLATTED SOUTH 4 DEGREES 55 MINUTES WEST, 632.00 FEET) ALONG THE RIGHT OF WAY OF DUTCHTOWN ROAD TO THE POINT OF BEGINNING CONTAINING 24.53 ACRES MORE OR LESS AS SHOWN ON SURVEY BY SIZEMORE LYNCH SURVEYORS, PROJECT NO. 2164, DATED 10/4/93.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND:

SITUATE IN THE SIXTH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CORPORATE LIMITS OF THE CITY OF KNOXVILLE, TENNESSEE, BEING A CERTAIN TRACT OR PARCEL OF LAND LYING BETWEEN LOVELL ROAD AND DUTCHTOWN ROAD, AS SHOWN ON THE MAP OF THE SAME OF RECORD IN CABINET E, SLIDE 90B (MAP BOOK 56-S, PAGES 51 AND 52), IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN IN THE WEST RIGHT OF WAY OF DUTCHTOWN ROAD, SAID IRON PIN BEING CORNER TO PROPERTY OF ALBERT D. BARDILL, AS SET FORTH IN WARRANTY DEED BOOK 765, PAGE 431, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE, AND DISTANT IN A NORTHERLY DIRECTION, 397.3 FEET FROM THE POINT OF INTERSECTION OF DUTCHTOWN AND LOVELL ROAD; THENCE FROM SAID BEGINNING IRON PIN LEAVING THE RIGHT OF WAY OF SAID ROAD AND ALONG THE BARDILL BOUNDARY, SOUTH 70 DEGREES 10 MINUTES 24 SECONDS WEST, 211.74 FEET TO AN IRON PIN IN THE BOUNDARY OF THE PROPERTY OF STAR ENTERPRISES, AS SET FORTH IN WARRANTY DEED BOOK 1991, PAGE 54 IN SAID REGISTER’S OFFICE; THENCE ALONG SAID BOUNDARY, NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 365.60 FEET TO AN IRON PIN; THENCE SOUTH 46 DEGREES 38 MINUTES 31 SECONDS WEST, 150.00 FEET TO AN IRON PIN IN THE NORTHEAST RIGHT OF WAY OF LOVELL ROAD; THENCE ALONG SAID RIGHT OF WAY, NORTH 43 DEGREES 21 MINUTES 29 SECONDS WEST, 312.18 FEET TO AN IRON PIN; THENCE NORTH 40 DEGREES 41 MINUTES 29 SECONDS WEST, 196.80 FEET TO AN IRON PIN; THENCE NORTH 32 DEGREES 33 MINUTES 29 SECONDS WEST, 381.87 FEET TO AN IRON PIN; THENCE LEAVING THE RIGHT OF WAY OF SAID ROAD, NORTH 47 DEGREES 41 MINUTES 00 SECONDS EAST, 890.86 FEET TO AN IRON PIN; THENCE SOUTH 77 DEGREES 47 MINUTES 36 SECONDS EAST, 572.21 FEET TO AN IRON PIN IN THE WEST RIGHT OF WAY OF DUTCHTOWN ROAD; THENCE ALONG SAID RIGHT OF WAY, SOUTH 4 DEGREES 40 MINUTES 58 SECONDS WEST, 363.25 FEET TO AN IRON PIN, THENCE LEAVING SAID RIGHT OF WAY AND ALONG THE BOUNDARY OF GUNCRAFT SPORTS, INC., AS SET FORTH IN WARRANTY DEED BOOK 2015, PAGE 1045, IN SAID REGISTER’S OFFICE, NORTH 88 DEGREES 20 MINUTES 36 SECONDS WEST, 275.84 FEET TO AN IRON PIN; THENCE SOUTH 5 DEGREES 13 MINUTES 13 SECONDS WEST, 273.74 FEET TO AN IRON PIN; THENCE SOUTH 88 DEGREES 21 MINUTES 11 SECONDS EAST, 275.75 FEET TO AN IRON PIN IN THE WEST RIGHT OF WAY OF DUTCHTOWN ROAD; THENCE ALONG SAID RIGHT OF WAY, SOUTH 5 DEGREES 02 MINUTES 58 SECONDS WEST, 635.72 FEET TO AN IRON PIN IN THE BOUNDARY OF ALBERT D. BARDILL, THE PLACE OF BEGINNING, CONTAINING 24.53 ACRES; AND BEING ACCORDING TO THE SURVEY OF INTERNATIONAL LAND SURVEYING, INC., RICHARD S. LYNCH, SURVEYOR, DATED 4 OCTOBER 193, DRAWING NO. 93-08-01-022.

LESS AND EXCEPT THAT PROPERTY AS CONVEYED TO KNOX COUNTY, A GOVERNMENTAL ENTITY OF KNOX COUNTY, TENNESSEE BY CORPORATE WARRANTY DEED OF RECORD IN DEED BOOK 2213, PAGE 331 IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE AND THAT PROPERTY CONVEYED TO S & E PROPERTIES BY SPECIAL WARRANTY DEED OF RECORD IN INSTRUMENT # 200312230064345, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE.

THERE IS ALSO CONVEYED HEREWITH AN EASEMENT 30 FEET IN WIDTH FOR SEWAGE LINE RUNNING 100 FEET ALONG LOVELL ROAD FROM TURKEY CREEK OVER PROPERTY OF A.D. BARDILL, AS SHOWN ON AFORESAID MAP OF RECORD.

BEING THE SAME PROPERTY AS CONVEYED TO TA OPERATING CORPORATION, A DELAWARE CORPORATION BY SPECIAL WARRANTY DEED FROM BP EXPLORATION & OIL, INC., AN OHIO CORPORATION OF RECORD IN DEED BOOK 2126, PAGE 877 AND BY QUITCLAIM DEED OF RECORD IN DEED BOOK 2126, PAGE 881, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE.

3.034 Nashville, TN
111 N. First Street
Nashville, TN 37213
(TCA Site No. 34)

LYING IN THE FIRST CIVIL DISTRICT, METROPOLITAN NASHVILLE, DAVIDSON COUNTY, TENNESSEE,

BEGINNING AT AN IRON ROD SET ON THE NORTH RIGHT-OF-WAY LINE OF MAIN STREET ON JAMES ROBERTSON PARKWAY FRONTAGE ROAD, AT THE SOUTHEASTERLY END OF THE RETURN CURVE FOR NORTH FIRST STREET; THENCE,

1.   WITH SAID RETURN CURVE TO THE RIGHT, HAVING A RADIUS OF 18.86 FEET, A DELTA ANGLE OF 94 DEGREES 35 MINUTES 11 SECONDS, A CHORD OF NORTH 62 DEGREES 02 MINUTES 06 SECONDS WEST, 27.71 FEET, AND AN ARC DISTANCE OF 31.13 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY AND BEING ON THE EAST RIGHT-OF-WAY LINE OF NORTH FIRST STREET, THENCE,

2.   WITH SAID EAST RIGHT-OF-WAY LINE OF NORTH FIRST STREET, NORTH 14 DEGREES 44 MINUTES 31 SECONDS WEST, A DISTANCE OF 626.29 FEET TO A TACK SET IN LEAD, THENCE,

3.   CONTINUING WITH SAID EAST RIGHT-OF-WAY LINE OF NORTH FIRST STREET, NORTH 00 DEGREES 46 MINUTES 54 SECONDS EAST, A DISTANCE OF 268.94 FEET TO AN EXISTING P.K. NAIL AT THE SOUTHWEST CORNER OF THE LAND OF FRANCES B. SWIFT, AS OF RECORD IN DEED BOOK 8494, PAGE 740, IN SAID REGISTER’S OFFICE, THENCE;

4.   WITH THE SOUTH LINE OF SAID SWIFT LAND, NORTH 73 DEGREES 47 MINUTES 55 SECONDS EAST, A DISTANCE OF 417.00 FEET TO AN IRON ROD SET AT THE SOUTHEAST CORNER THEREOF, THENCE,

5.   WITH THE EAST LINE OF SAID SWIFT LAND, NORTH 35 DEGREES 42 SECONDS 55 MINUTES EAST, A DISTANCE OF 75.00 FEET TO AN IRON ROD SET, THENCE,

6.   CONTINUING WITH THE EAST LINE OF SAID SWIFT LAND, NORTH 10 DEGREES 31 MINUTES 05 SECONDS WEST, A DISTANCE OF 66.17 FEET TO AN IRON ROD SET ON THE SOUTH RIGHT-OF-WAY LINE OF CSX RAILROAD; THENCE,

7.   WITH SAID SOUTH RIGHT-OF-WAY LINE OF CSX RAILROAD, NORTH 72 DEGREES 58 MINUTES 55 SECONDS EAST, A DISTANCE OF 424.87 FEET TO AN EXISTING IRON ROD ON THE WEST RIGHT-OF-WAY LINE OF INTERSTATE 65; THENCE,

8.   CONTINUING WITH SAID WEST RIGHT-OF-WAY OF INTERSTATE 65, AND WITH A FENCE, SOUTH 16 DEGREES 12 MINUTES 18 SECONDS WEST, A DISTANCE OF 141.68 FEET TO AN IRON ROD SET; THENCE,

9.   CONTINUING WITH SAID WEST RIGHT-OF-WAY OF INTERSTATE 65, AND WITH SAID FENCE, SOUTH 26 DEGREES 47 MINUTES 52 SECONDS EAST, A DISTANCE OF 272.95 FEET TO AN IRON ROD SET AT THE NORTHEAST CORNER OF THE LAND OF TATG, INC. OF RECORD IN DEED BOOK 7488, 776 IN SAID REGISTER’S OFFICE; THENCE,

10. WITH THE NORTH LINE OF SAID TATG LAND, SOUTH 73 DEGREES 46 MINUTES 24 SECONDS WEST, A DISTANCE OF 240.90 FEET TO AN IRON ROD SET AT THE NORTHWEST CORNER THEREOF; THENCE,

11. WITH THE WEST LINE OF SAID TATG LAND, SOUTH 16 DEGREES 28 MINUTES 05 SECONDS EAST, A DISTANCE OF 9.02 FEET TO AN IRON ROD SET ON THE RIGHT-OF-WAY LINE OF THE NORTHERLY END OF SECOND STREET; THENCE,

12. WITH SAID RIGHT-OF-WAY LINE OF NORTH SECOND STREET, AND WITH A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 50.00 FEET, A DELTA ANGLE OF 152 DEGREES 25 MINUTES 50 SECONDS, A CHORD OF SOUTH 09 DEGREES 10 MINUTES 50 SECONDS WEST, 97.12 FEET, AND ARC DISTANCE OF 133.02 FEET TO AN IRON ROD SET AT THE POINT OF REVERSE CURVATURE; THENCE,

13.  CONTINUING WITH SAID RIGHT-OF-WAY LINE OF NORTH SECOND STREET, AND WITH A TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 18.44 FEET, A DELTA ANGLE OF 50 DEGREES 34 MINUTES 00 SECONDS, A CHORD OF SOUTH 41 DEGREES 45 MINUTES 05 SECONDS EAST, 15.75 FEET, AND ARC DISTANCE OF 16.27 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY, THENCE,

14.  CONTINUING WITH SAID WEST RIGHT-OF-WAY LINE OF NORTH SECOND STREET, SOUTH 16 DEGREES 28 MINUTES 05 SECONDS EAST, A DISTANCE OF 492.27 FEET TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE; THENCE,

1

15.  WITH SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 19.09 FEET, A DELTA ANGLE OF 94 DEGREES 21 MINUTES 00 SECONDS. A CHORD OF SOUTH 30 DEGREES 42 MINUTES 25 SECONDS WEST, 27.87 FEET, AND AN ARC DISTANCE OF 31.29 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY AND ON THE NORTH LIEN OF SAID MAIN STREET, THENCE, WITH SAID NORTH RIGHT-OF-WAY LINE OF MAIN STREET AND THE FOLLOWING 9 CALLS (LINES 16 THROUGH 24);

16.  SOUTH 77 DEGREES 45 MINUTES 18 SECONDS WEST, A DISTANCE OF 178.61 FEET, TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE; THENCE,

17.  WITH SAID CURVE TO THE LEFT, HAVING A RADIUS OF 150.20 FEET, A DELTA ANGLE OF 17 DEGREES 05 MINUTES 25 SECONDS, A CHORD OF SOUTH 63 DEGREES 59 MINUTES 12 SECONDS WEST, 44.62 FEET, AND AN ARC DISTANCE OF 44.80 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY; THENCE,

18.  SOUTH 51 DEGREES 52 MINUTES 42 SECONDS WEST, A DISTANCE OF 25.14 FEET TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE; THENCE,

19.  WITH SAID CURVE TO THE LEFT, HAVING A RADIUS OF 121.97 FEET, A DELTA ANGLE OF 25 DEGREES 52 MINUTES 00 SECONDS, A CHORD OF SOUTH 64 DEGREES 27 MINUTES 55 SECONDS WEST, 54.60 FEET, AND AN ARC DISTANCE OF 55.07 FEET TO AN IRON ROD SET AT THE POINT OF TANGENCY; THENCE,

20.  SOUTH 77 DEGREES 23 MINUTES 55 SECONDS WEST, A DISTANCE OF 42.94 FEET TO AN IRON ROD SET AT THE POINT OF CURVATURE OF THE FOLLOWING TANGENT CURVE, THENCE,

21.  WITH SAID CURVE TO THE LEFT, HAVING A RADIUS OF 4583.38 FEET, A DELTA OF 01 DEGREE 15 MINUTES 01 SECONDS, A CHORD OF SOUTH 76 DEGREES 46 MINUTES 24 SECONDS WEST, 100.01 FEET, AND AN ARC DISTANCE OF 100.02 FEET TO AN IRON ROD SET AT THE POINT OF COMPOUND CURVATURE; THENCE,

22.  WITH A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 881.37 FEET, A DELTA ANGLE OF 05 DEGREES 31 MINUTES 31 SECONDS, A CHORD OF SOUTH 73 DEGREES 23 MINUTES 08 SECONDS WEST, 84.96 FEET, AND AN ARC DISTANCE OF 84.99 FEET TO AN IRON ROD, THENCE,

23.  SOUTH 71 DEGREES 50 MINUTES 19 SECONDS WEST, A DISTANCE OF 61.01 FEET TO AN IRON ROD SET; THENCE,

24.  SOUTH 70 DEGREES 40 MINUTES 02 SECONDS WEST, A DISTANCE OF 74.69 FEET TO THE POINT OF BEGINNING.

ALSO ENCUMBERING THE FOLLOWING DESCRIBED LAND TO THE EXTENT NOT INCLUDED IN THE AFOREDESCRIBED LAND;

LAND IN DAVIDSON COUNTY, TENNESSEE, BEING LOT NOS. 1, 2, 3 AND 4 ON THE PLAN OF RESUBDIVISION OF LOT NUMBER OF PART OF LOT NUMBER 1 THRU 15, 66 THRU 93 AND PORTIONS OF STREETS AND ALLEYS SHOWN ON SHELBY’S FIRST ADDITION TO EDGEFIELD, AS OF RECORDING BOOK 12, PAGE 524, REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE, AS OF RECORD IN PLAT BOOK 5200, PAGE 72, REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

BEING THE SAME PROPERTY CONVEYED TO TRUCKSTOPS CORPORATION OF AMERICA, BY DEED FROM MARTHA WHITE FOODS, INC. AS OF RECORD IN BOOK 5302, PAGE 842; BY DEED FROM WAYNE WALLACE, ET AL, AS OF RECORD IN BOOK 5302, PAGE 846; BY DEED FROM THIRD NATIONAL BANK IN NASHVILLE, SUCCESSOR TRUSTEE, AS OF RECORD IN BOOK 5302, PAGE 849; BY DEED FROM E.B. SMITH, JR., AND WIFE, KATHRYN KEENAN SMITH, AS OF RECORD IN BOOK 5302, PAGE 852; BY DEED FROM LOUISVILLE AND NASHVILLE RAILROAD COMPANY, AS OF RECORD IN BOOK 5305, PAGE 564; BY DEED FROM JOHN E. PATTON AND WIFE, RITA PATTON, AS OF RECORD IN BOOK 5256, PAGE 798, BY DEED FROM RAMEL ADVERTISING ASSOCIATES OF TENNESSEE, A limited PARTNERSHIP, AS OF RECORD IN BOOK 5357, PAGE 994, BY DEED FROM RYDER SYSTEM, INC. AS OF RECORD IN BOOK 6225, PAGE 944, REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

BEING ALSO DESCRIBED ACCORDING TO A SURVEY MADE BY INTERNATIONAL LAND SURVEYING, INC., DATED SEPTEMBER 13, 1993, DWG. NO. 93-08-01;027 AS FOLLOWS:

2

LYING IN THE FIRST CIVIL DISTRICT, METROPOLITAN NASHVILLE-DAVIDSON COUNTY, TENNESSEE, BEING THE LAND OF TRUCKSTOPS CORPORATION OF AMERICA, AS OF RECORD IN DEED BOOK 5302, PAGE 842, DEED BOOK 5302, PAGE 846, DEED BOOK 5302, PAGE 849, DEED BOOK 5302, PAGE 852; DEED BOOK 5305, PAGE 564; DEED BOOK 5256, PAGE 798; DEED BOOK 5257, PAGE 994; AND DEED BOOK 6225, PAGE 944 ALL IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE, SAID LAND ALSO BEING ALL OF LOTS 1, 2, 3 AND 4 ON THE PLAN OF “RESUBDIVISION OF LOT NUMBER OR PART OF LOT NUMBERS 1 THRU 15, 66 THRU 93 AND PORTIONS OF STREETS AND ALLEYS SHOWN ON SHELBY’S FIRST ADDITIONS TO EDGEFIELD, AS OF RECORD IN BOOK 12, PAGE 524, R.O.D.C.” SAID RESUBDIVISION AS OF RECORD IN BOOK 5200, PAGE 72, IN SAID REGISTER’S OFFICE.

BEING THE SAME PROPERTY CONVEYED TO TA OPERATING CORPORATION, A DELAWARE CORPORATION BY SPECIAL WARRANTY DEED FROM TRUCKSTOPS CORPORATION OF AMERICA, A DELAWARE CORPORATION OF RECORD IN BOOK 9188, PAGE 50 AND BY QUITCLAIM DEED OF RECORD IN BOOK 9188, PAGE 60, BOTH IN THE REGISTER’S OFFICE FOR DAVIDSON COUNTY, TENNESSEE.

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3.055 Amarillo, TX
7000 I-40 East Whitaker Road
Amarillo, TX 79118
(TCA Site No. 55)

A 28,9323 acre tract of land being all of Lots 1 and 2, Block 1, Unocal Addition Unit No. 1, an Addition to the City of Amarillo in Section 90, Block 2, AB&M Survey, Potter County, Texas, as filed of record in Volume 2079, Page 55 of the Official Public Records of Potter County, Texas, and being further described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod with a red plastic cap marked “KELLEY-RPLS-1583” found in the Easterly right-of-way line of Whitaker Road and the Southerly right-of-way line of U.S. Interstate Highway 40 marking the most westerly northwest corner of this tract;

THENCE N 43 degrees 24’ 22” E, along the Southerly right-of-way line of Interst Highway 40, a distance of 18.52 feet (RI: N 43 degrees 43’ 30” E. 18.20’) to a wooden highway monument with a 60 D nail found in the center marking the most Northerly Northwest corner of this tract and from which the Northwest corner of said Section 90 as shown on the recorded plat of said Unocal Addition Unit No. 1 bears 43 degrees S 43’ 30”, 53.88’; West 22.60’; N 0 degrees 06’ 00” E, 342.20’;

THENCE N 87 degrees 18’ 37” E (Base Bearing), along the Southerly right-of-way line Interstate Highway 40, a distance of 576.00 feet (RI: N 87 degrees 18’ 37” E, 575.30’) to an “X” in concrete set marking a point of intersection in the North line of this tract;

THENCE S 89 degrees 50’ 55” E, along the Southerly right-of-way line of Interstate Highway 40, a distance of 372.82 feet (RI: S 89 degrees 54’ 00” E 372.86’) to 1/2 inch iron rod found with a yellow cap marked “THOMAS-RPS-2203” mar king the Northeast corner of this tract;

THENCE S 0 degrees 07’ 31” W, along the East line of Lot 1, Block 1, ASCO Addition Unit No. 1, an Addition to the City of Amarillo in said Section 90 as filed of record in Volume 1200, Page 419-420 of the Deed Records of Potter County, Texas, a distance of 1319.78 feet (RI: S 0 degrees 06’ 00” W 1320.00) to a 1/2 inch iron rod found with yellow cap marked “THOMAS-RPS-2203” marking the Southeast corner of this tract;

THENCE S 89 degrees 58’ 41” W, a distance of 960.00 feet (RI: S 89 degrees 59’ 30” W 960.04 to a 1/2 inch iron rod found with a red plastic cap marked “A&A RPLS 2964” in the East right-of-way line of Whitaker Road marking the Southwest corner of this tract;

THENCE N 0 degrees 05’ 16” E, along the Easterly right-of-way line of Whitaker road distance of 1280.66 feet (RI: N 0 degrees 06’ 00” E 1241.47’) to the PLACE OF BEGINNING.

LESS AND EXCEPT:

A 5.304 acre tract of land being out of Lot 1 & Lot 2, Block 1, Unocal Addition

Unit No. 1, Potter County, Texas, according to the recorded map or plat thereof, as recorded in Volume 2079, Page 55 of the Official Public Records of Potter County, Texas, said 5.304 acre tract being further described by metes and bounds as follows:

The Point of Beginning is a 1/2” rebar with a Yellow Cap marked “GOLLADAY” found, in the South right-of-way line of Interstate 40, at the Northeast corner of said Lot 1, Block 1, Unocal Addition Unit No. 1, same being the Northwest corner of Lot 1, Block 1, ASCO Addition Unit No. 1, according to the recorded map or plat thereof as recorded in Volume 1200, Page 419 of the Deed Records of Potter County, Texas, and being the Northeast corner of this tract;

THENCE S 00 degrees 05’ 20” W on the common line of said Unocal Addition Unit No.1 and ASCO Addition Unit No. 1, at a distance of 950.11 feet pass the Southeast corner of said Lot 1, Block 1, Unocal Addition Unit No. 1, same being the Northeast corner of said Lot 2, Block 1, Unocal Addition Unit No. 1, continue for a total distance of 1320.15 feet to 1/2” rebar with a red plastic cap marked” APEX 5275” (such type rebar hereafter being refereed to as an APEX-Cap) found at the Southeast corner of said Lot 2, Block 1, Unocal Addition Unit No. 1, same being the Southwest corner of ASCO Addition Unit No. 1, and being the Southeast corner of this tract;

THENCE S 89 degrees 58’ 07” W on the South line of said Lot 2, Block 1, Unocal Addition Unit No. 1, same being the South line of this tract, for a distance of 175.00 feet to an APEX-CAP set for the Southwest corner of this tract;

THENCE N 00’ 05’ 20” E on the West line of this tract, at a distance of 370.04 feet pass the North line of said Lot 2, Block 1, Unocal Addition Unit No. 1, continue for a total distance of 1320.55 feet to an APEX Cap set in the South right-of-way line of Interstate 40 for the Northwest corner of this tract;

THENCE S 89 degrees 54’ 00” E (Base hearing) on the South right-of-way line of Interstate 40 for a distance of 175.00 beet to the POINT OF BEGINNING.

Said tract contains 5.304 acres of land, and is now know as Lot 2, Block 1, ASCO Addition Unit No. 2, being a replat of the East 175 feet of Lots 1 and 2, Block 1, Unocal Addition Unit No. 1, an Addition to the City of Amarillo, according to the recorded map or plat thereof, of record in Volume 3118, Page 541, Official Public Records, Potter County, Texas.

3.055 Amarillo, TX
7000 I-40 East Whitaker Road
Amarillo, TX 79118
(TCA Site No. 55)

Leasehold Parcel

DESCRIPTION:

A 5.00 ACRE TRACT OF LAND OUT OF SECTION 30, BLOCK 2, A.B. & M. SURVEY, POTTER COUNTY, TEXAS, DESCRIBED BY METES AND BOUNDS TO-WIT:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 30; THENCE WEST 2,245.64 FT. TO A POINT; THENCE SOUTH 1,650.37 FT. TO A POINT MARKING THE SOUTHEAST CORNER AND TRUE PLACE OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED;

THENCE N 89°55’45” W 350.00 FT. TO THE SOUTHWEST CORNER;

THENCE N 00°04’15” E 622.29 FT. TO THE NORTHWEST CORNER;

THENCE S 89°55’45” E 350.00 FT. TO THE NORTHEAST CORNER;

THENCE S 00°04’15” W 622.29 FT. TO THE PLACE OF BEGINNING AND CONTAINING AN AREA OF 5.00 ACRES OF LAND.

UTILITY EASEMENT (A)

DESCRIPTION:

A TRACT OF LAND IN SECTION 30, BLOCK 2, A.B. & M. SURVEY, POTTER COUNTY, TEXAS, BEING TWENTY FEET IN WIDTH AND LAYING TEN FEET EACH SIDE OF A CENTER LINE DESCRIBED BY METES AND BOUNDS TO-WIT:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 30; THENCE WEST 2,445.64 FT. TO A POINT; THENCE SOUTH 1,650.12 FT. TO A POINT IN THE SOUTH LINE OF A 5 ACRE TRACT OF LAND MARKING THE TRUE PLACE OF BEGINNING AND NORTHERLY TERMINUS OF THE CENTER LINE HEREIN DESCRIBED, THE SOUTHWEST CORNER OF SAID 5 ACRE TRACT BEARS N 89°55’45” W 150.00 FT. FROM SAID BEGINNING POINT;

THENCE S 13°31’09” W 214.99 FT. TO A POINT MARKING THE SOUTHERLY TERMINUS OF SAID CENTER LINE.

UTILITY EASEMENT (B)

DESCRIPTION:

A TRACT OF LAND IN SECTION 30, BLOCK 2, A.B. & M. SURVEY, POTTER COUNTY, TEXAS, BEING TWENTY FEET IN WIDTH AND LAYING TEN FEET EACH SIDE OF A CENTER LINE DESCRIBED BY METES AND BOUNDS TO-WIT:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 30; THENCE WEST 687.83 FT. TO A POINT; THENCE SOUTH 1,336.36 FT. TO A POINT IN THE WEST LINE OF A 10 ACRE TRACT OF LAND MARKING THE TRUE PLACE OF BEGINNING AND EASTERLY TERMINUS OF THE CENTER LINE HEREIN DESCRIBED, THE SOUTHWEST CORNER OF SAID 10 ACRE TRACT BEARS S 00”14’31” W 320.58 FT. FROM SAID BEGINNING POINT;

THENCE S 87°58’34” W 511.92 FT. TO A POINT;

THENCE S 86°46’22” W 1,047.57 FT. TO A POINT IN THE EAST LINE OF A 5.00 ACRE TRACT 385.33 FT. SOUTH OF THE NORTHEAST CORNER OF SAID 5.00 ACRE TRACT MARKING THE WESTERLY TERMINUS OF SAID CENTER LINE.

3.017 Baytown, TX
6800 Thompson Road
Baytown, TX 77522
(TCA Site No. 17)

TRACT I:

Being a 0.9451 acre tract or parcel of land, more or less, situated in WILLIAM HILBUS SURVEY, Abstract No. 336, Harris County, Texas, being out of Block One (1), Unit “D” of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 1, Page 48 and 49, of the Deed Records of Harris County, Texas, said Block One (1) being the same land conveyed by General Warranty Deed dated January 16,1935, to Clyde M. Harper and recorded in Volume 1001, Page 614, of the Deed Records of Harris County, Texas, said 0.9451 acre tract herein described being the same property conveyed to DECKER DRIVE INVESTORS, LTD by E. A Smith, Jr. in deed dated August 20, 1969, and recorded under County Clerk’s File No. C969998 of the Real Property Records of Harris County, Texas, said 09451 acre tract or parcel of land herein described being mare particularly described by metes and bounds as follows:

BEGINNING at a 1 inch iron rod set in the southeast right-of-way line of Interstate Highway No. 10 at its intersection with the East right-of-way line of Thompson Road, said intersection point being called South 00 deg. 40 min. 06 sec, East, a distance of 1,131,41 feet from the Northwest corner of said Block One (1) Unit “D” of Elena Fruit and Cotton Farms on the South right-of-way line of Ellis School Road;

THENCE, North 33 deg.. 02 min. 49 sec. East, with the Southeast right-of-way line of Interstate Highway No. 10, a distance or 83.26 feet (called 83.2 feet) to a 1 inch iron rod set at a point of intersection in the Southeast right-of-way line of Interstate Highway No. 10 for a corner of the herein described tract;

THENCE, North 66 deg. 46 min. 30 sec. East, continuing with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 140.48 feet (called 140,00 feet) to a 3/8 inch iron rod found for the Northeast corner of the herein described tract;

THENCE, South 22 deg. 18 min. 55 sec. East, (called South 22 deg. 41 min. 13 sec. East), a distance of 185.47 feet (called 184,73 feet) to a 1/2 inch iron rod found for the Southeast corner of the herein described tract;

THENCE, South 66 deg. 34 min. 22 sec. West (called South 66 deg. 46 min. 30 Sec, West), a distance of 265.00 feet to a point in the East right-of-way line of Thompson Road marking the Southwest corner of the herein described tract from which a found 5/8 inch iron rod bears North a distance of 0,25 feet and East a distance of 0,60 feet;

THENCE, North 00 deg, 40 min. 00 sec. West, with the East right-of-way line of Thompson Road, a distance of 151.76 feet (called 150.00 feet) the POINT OF BEGINNING, containing 41.168.18 square feet or 09451 acres of land, more or less.

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Exhibit A  (Continued)

TRACT II:

Being a 0.2578 acre tract of land, more or less„ situated in the WILLIAM HILBUS SURVEY, Abstract No. 336, Harris County, Texas, being out of Block One (1) Unit “D” of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 7, Pages 48 and 49, of the Deed Records of Harris County, Texas, said Block One (1) being the same land conveyed by General Warranty Deed dated January 18, 1935, to Clyde M. Harper and recorded in Volume 1001, Page 614, of the Deed Records of Harris County, Texas, said 02578 acre tract of land being more particularly described by metes and bounds as follows;

COMMENCING at the intersection of the southeast right-of-way line of interstate Highway No. 10 with the East right-of-way line of Thompson Road, said intersection point being called South 00 deg. 40 min. East, a distance of 11.37.41 feet from the Northwest corner of said Block One (1) Unit “D” of Elena Fruit and Cotton Farms on the South right-of-way line of Ellis School Road;

THENCE, North 33 deg, 02 min, 49 sec. East, with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 83.26 feet (called 86.2 feet) to a point of intersection in the southeast right-of-way line of Interstate Highway No. 10;

THENCE, North 66 deg, 46 min, 30 sec, East, continuing with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 140,48 feet (called 140.00 feet) to a 3/8 inch iron rod found for the Northwesterly most corner of the herein described tract and POINT OF BEGINNING;

THENCE, North 66 deg” 46 min. 30 sec, East, continuing with the Southeast right-of-way line of Interstate Highway No. 10, a distance of 60.00 feet to a point marking the Northeasterly most corner of the herein described tract from which a found 5/8 inch iron rod bears South a distance of 0.15 feet and East a distance of 0.08 feet;

THENCE, South 22 deg. 40 min, 33 sec. East, a distance of 185.24 feet to a 518 inch iron rod found for the Southeasterly most corner of the herein described tract;

THENCE, South 66 deg. 34 min. 22 sec. West, a distance of 61.17 feet to a 112 inch iron rod found for the Southwesterly most corner of the herein described tract;

THENCE, North 22 deg. 18 min. 55 sec. West, a distance of 18574 feet to the POINT OF BEGINNING, containing 11,228.50 square feat or 0.2578 acres of land, more or less.

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TRACT III:

Being a 16.0520 acre tract or parcel of land, more or less, situated in the WILLIAM HILBUS SURVEY, Abstract No. 336, Harris County, Texas, being out of Block One (1), Unit “D”, of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas according to the map or plat thereof recorded in Volume 7, Pages 48 and 49, of the Map Records of Harris County, Texas, said Block One (1) being the same land conveyed by General Warranty Deed dated January 16, 1935 to Clyde M. Harper and recorded in Volume 1001, Page 814 of the Deed

Records of Harris County, Texas, said 16.0520 acre tract herein described being more particularly described by metes and bounds as follows:

COMMENCING at a 112 inch iron rod found in the East right-of-way line of Thompson Road at the Southwest corner of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farm, said iron rod being also, the Southwest corner of the herein described tract;

THENCE, North 88 deg, 49 min, 47 sec. East, with the South line of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farm and the South line of the herein described tract, a distance of 1062.87 feet to a 112 inch iron rod set in the Westerly most line of the San Jacinto River Authority Canal right-of-way (120 feet wide), said canal right-of-way being originally described by field notes on a plat by A, C. Stimson, County Surveyor, dated December 21, 1942, for Federal Works Agency War Public Works, Harris County War Industries Water Supply, Docket No.. Tex. 41-564, Parcel No. E-59E;

THENCE, North 06 deg. 50 min. 16 sec, West, with the Westerly most line of the said San Jacinto River Authority Canal right-of-way (120 feet wide) as established on the ground the date of this survey and with the full knowledge of the San Jacinto River Authority Canal Right-of-way Department, a distance of 947.39 feet to a 112 inch iron rod set in the Southerly most right-of-way line of Interstate Highway No. 10 for the Northeasterly most corner of the herein described tract;

THENCE, South 66 deg. 46 Min. 30 min. West, with the Southerly most right-of-way line of Interstate Highway No. 10. said right-of-way being described on Texas State Highway Department Right-of-way Map dated February 28, 1947 and revised September, 1963 and with the Northerly most line of the herein described tract, a distance of 261.10 feet to a point marking a corner of the herein described tract and a point of intersection in the Southerly most right-of-way line of Interstate Highway No. 10, from which a concrete highway right-of-way monument bears South a distance of 0.18 feet and East a distance of 1.28 feet;

THENCE, South 51 deg. 46 min. 30 sec. West, continuing with the Southerly most right-of-way line of No. 10 and the Northerly most line of the herein described tract, a distance of 69,50 feet a corner of the herein described tract and a point of intersection in the Southerly most right-of-way line of Interstate Highway No. 10. from which a found concrete highway monument bears South a

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distance of 0.47 feet and East a distance of 1.19 feet;

THENCE, South 66 deg. 46 min. 30 min. West, continuing with the Southerly most right-of-way line of Interstate Highway No. 10 and the Northerly most line of the herein described tract, a distance of 469.32 feet to a point marking the Northeasterly most corner of a tract calculated to be 1.2029 acres conveyed from Clyde K. Harper to E, A. Smith, Jr. by deed dated December 21, 1966, said point being a corner of the herein described tract from which a 50 inch iron rod bears South a distance of 0.15 feet and East a distance of 0,08 feet;

THENCE, South 22 deg. 40 min, 33 sec. East (called South 22 deg. 41 min. 13 sec. East), with the Easterly most line of the said E. A. Smith, Jr. tract a distance of 185.24 feet (called 184,7) feet to a 518 inch iron rod found for the Southeast corner of the said E. A. Smith, Jr. tract and an interior corner of the herein described tract;

THENCE, South 66 deg. 34 min. 22 sec. West, (called South 66 deg. 48 min. 30 sec. West), with the Southerly most line of the said E. A, Smith, Jr. tract, a distance of 326.17 feet (called 325.00 feet) to a point in the East right-of-way line of Thompson Road marking the Southwesterly most corner of the said E. A. Smith. Jr. tract and a corner of the hereon described tract from which a 5/8 inch iron rod bears North 0.25 feet and East 0.60 feet;

THENCE, South 00 deg. 40 min. 00 sec. East, with the East right-of-way line of Thompson Road, the west line of said Block One (I), Unit “0”, Elena Fruit and Cotton Farms and the west line of the herein described tract, a distance of 330.74 feet to the POINT OF BEGINNING, containing 699,226,43 square feet or 16.0520 acres, more or less.

ALSO DESCRIBED AS FOLLOWS:

Being a 17.255 acre tract or parcel of land, more or less, situated in the William Hilbus Survey, Abstract No. 336.. Harris County, Texas, being out of Block One (1), Unit P- of Elena Fruit and Cotton Farms, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 7, Page 48 and 49, of the Deed Records of Harris County, Texas, said Block One (1) being the same land conveyed by a General Warranty Deed dated January 16, 1935, to Clyde H. Harper and recorded in Volume 1001, Page 814 of the Deed Records of Harris County, Texas, said 17.255 acre tract or parcel of land herein described being more particularly described by metes and bounds as follows:

BEGINNING, at a 518 inch iron rod set (found 1 inch iron bar bears North 10 degrees 01 minute 39 seconds east, 3.04 feet from property corner) in the southeast right-of-way line of Intersection Highway No. 10 at its intersection with the east right of way line of Thompson Road, said intersection point being called South 00 degree 40 minutes 00 seconds east, a distance of 1,131,41 feet from the northwest corner of said Block One, (1), Unit “D” of Elena Fruit and Cotton Farms on the south right-or-way line of Ellis School Road;

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THENCE, North 33 degrees 02 minutes 49 seconds East, with the southeast right-of-way line of Interstate Highway No.10, a distance of 83,26 feet (called 83.2) to a 1 inch iron bar found at a point of intersection in the southeast right-of-way line of Interstate Highway No. 10 for a corner of the herein described tract;

THENCE, North 66 degrees 46 minute 30 seconds East, continuing with the southeast right-of-way line of Interstate Highway No. 10, a distance of 669.8 feet to a point from which a found concrete highway iron disk bears South 12 degrees 28 minutes 10 seconds East, 1.30 feet;

THENCE, North 51 degrees 46 minutes, 30 seconds East, continuing with the southerly most right-of-way line of interstate Highway No 10 and the northerly most line of the herein described tract, a distance of 69.50 feet to a point marking the corner of the herein described tract and a point of intersection in the southerly most right-of-way line of Interstate Highway No. 10, from which a found concrete highway right-of-way bears South 82 degrees 15 minutes 49 seconds east, 1.32 feet;

THENCE, North 66 degrees 46 minutes 30 seconds east, continuing with the southerly most right-of-way line of interstate Highway No. 10 and the northerly most line of the herein described tract, a distance of 261.10 feet to a found 112 inch iron rod;

THENCE, South 06 degrees 50 minute a 16 seconds east, with the westerly most line of the said San Jacinto River Authority Canal right-of-way (120 feet wide) as established on the ground the data of this survey and with the full knowledge of the San Jacinto River Authority Canal right-of-way department, a distance of 947.39 feet to a 518 inch iron rod;

THENCE, South 88 degrees 49 minutes 47 seconds west, with the south line of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farms and the south line of the herein described tract, a distance of 1,062.87 feet to a point in the east right-of-way of Thompson Road at the southwest corner of said Block One (1), Unit “D”, of Elena Fruit and Cotton Farm, said point being also the southeast corner of the herein described tract from which a found 112 inch iron rod bears North 67 degrees 46 minutes 29 seconds east, 0.60 feet;

THENCE, North 00 degrees 40 minutes 00 seconds west, with the east right-of-way line of Thompson Road, the west line of said Block One (I) Unit “D”, Elena Fruit and Cotton Farms and the west line of the herein described tract, a distance of 482.5 feet to the POINT OF BEGINNING, containing 751,622 square feet or 17.255 acres of land, more or less.

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3.230 Big Spring, TX
704 West Interstate 20
P.O. Box 1067
Big Spring, TX 79720
(TCA Site No. 230)

Legal Description

Tract No. 1: BEING a 12.857 acre tract, more or less, out of NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas, described by metes and bounds as follows:

BEGINNING at a 1/2” I.R. found in the East right-of-way line of U.S. Highway No. 87 in the NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas for the NW corner of this tract; from whence the NW corner of said Section 42 bears S. 75°29’ W. 50.0’ and N. 14°27’ W. 809.28’

THENCE N. 75°29’ E. 650.0’ to a 1/2” I.R. found for the NE corner of this tract

THENCE S. 14°27’ E. along the West line of a 130.0 acre tract, 861.62’ to a 1/2” I.R. found for a corner of said 130.0 acre tract and the SE corner of this tract

THENCE S. 75°29’ W. 650.0’ to a 1/2” I.R. found in the East right-of-way line of said U.S. Highway No. 87 for the NW corner of a 6.404 acre tract and the SW corner of this tract

THENCE N. 14°27’ W. along the East right-of-way line of said U.S. Highway No. 87, 861.62’ to the PLACE OF BEGINNING.

Tract No. 2: BEING a 6.404 acre tract, more or less, out of NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas, described by metes and bounds as follows:

BEGINNING at a 1/2” I.R. found in the East right-of-way line of U.S. Highway No. 87 in the NW/4 of Section 42, Block 32, T-1-N, T.&P. RR. Co. Survey, Howard County, Texas for the NW corner of this tract; from whence the NW corner of said Section 42 bears S. 75°29’ W. 50.0’ and N. 14°27’ W. 1670.9’

THENCE N. 75°29’ E. along the South line of a 12.857 acre tract, 423.77’ to a 5/8” I.R. found for the NE corner of this tract

THENCE S. 14°43’ E. along the West line of a 3.217 acre tract, 150.9’ to a mag nail found for a corner of said 3.217 acre tract and a corner of this tract

THENCE N. 74°42’27” E. 82.0’ to a mag nail found for a corner of said 3.217 acre tract and a corner of this tract

THENCE S. 14°52’29” E. along the West line of said 3.217 acre tract, 107.2’ to a 5/8” I.R. found for a corner of said 3.217 acre tract and a corner of this tract

THENCE S. 75°07’31” W. 9.0’ to a nail in concrete found for a corner of said 3.217 acre tract and an interior corner of this tract

THENCE S. 14°52’29” E. along the West line of said 3.217 acre tract, 376.35’ to a 5/8” I.R. found in the North right-of-way line of Interstate Highway No. 20. for the SW corner of said 3.217 acre tract and the SE corner of this tract

THENCE S. 84°44’ W. along the North right-of-way line of said Interstate Highway No. 20,342.85’ to a nail set for a corner of this tract

THENCE S. 75°33’ W. along the North right-of-way line of said Interstate Highway No. 20, 43.3’ to a nail set for a corner of this tract

THENCE N. 58°24’54” W. 135.95’ to a nail set in the East right-of-way line of said U.S. Highway No. 87 for a corner of this tract

THENCE N. 25°51’15” W. along the East right-of-way line of said U.S. Highway No. 87, 122.42’ to a nail set for a point of angle in the West line of this tract

THENCE Northwesterly along the East line of said U.S. Highway No. 87 and with the arc of said curve to the right having a delta of 1°43’47” and a radius of 1859.859’ (Chord bearing N. 15°10’18” W. 56.147’) 56.15’ to a nail set for a point of angle in the West line of this tract

THENCE N. 14°27’ W. along the East right-of-way line of said U.S. Highway No. 87, 304.09’ to the PLACE OF BEGINNING.

3.150 Dallas South, TX
7751 Bonnie View Road
Dallas, TX 75241
(TCA Site No. 150 - Dallas South)

LEGAL DESCRIPTION

Being Lot-1B, in Block A/8267, of TRAVELCENTERS OF AMERICA ADDITION No. 2, an Addition to the City of Dallas, Texas, according to the Map thereof recorded in Volume 190787, Page 2006, of the Plat Records of Dallas County, Texas

3.104 Denton, TX
6420 N. I-35
Denton, TX 76207
(TCA Site No. 104)

- LEGAL DESCRIPTION

BEGINNING at a wooden right-of-way post in the east line of Interstate Highway 35, said post being North 89°29’ West, 282.56 feet, North 88°47’ West, 805 feet and North 03°02’ West, 555.6 feet from the southeast corner of a certain 80 acre tract of land conveyed by deed dated November 4, 1926 from John Bedrick and wife, Anges Bedrick to Mrs. K. Preston as shown of record in Volume 211, page 14 of the Deed Records of Denton County, Texas, post being on a curve to the right, said curve having a central angle of 02°12’ 21”, a radius of 11,319.91 feet and a tangent of 217.94 feet, whose chord bears North 01°50’ 07” West, 435.80 feet;

THENCE along said curve, with the east line of Interstate Highway 35, an arc distance of 435.82 feet to a set 1/2 inch iron rod;

THENCE North 00°04’ 00” East, continuing along the east line of Interstate Highway 35, 527.75 feet to a found concrete monument;

THENCE North 61°00’ 00” East, 99.55 feet to a set 1/2 inch iron rod;

THENCE South 58°27’ 00” East, along the southwest line of U.S. Highway 77, 1,117.07 feet to a set § inch iron rod;

THENCE South 00°29’ 00” West, 448.81 feet to a set 1/2 inch iron rod;

THENCE North 88°46’ 59” West, 1022.12 feet to the POINT OF BEGINNING and containing 17.885 acres or 779,071 square feet of land, more or less.

3.231 Ganado, TX
802 E. York, Highway 59
Ganado, TX 77962
(TCA Site No. 231)

Legal Description

BEING a 11.40 acre tract or parcel of ground being situated in the John Davis Survey, Abstract 16, Jackson County, Texas. Said tract or parcel of ground also being part of a 48.742 acre tract recorded in Volume 769, Page 118 among Deed Records of Jackson County, Texas, and being more particularly described by metes and bounds below:

COMMENCING at a 5/8 inch iron rod found in the South line of the South access lane to State Highway No. 59 (frontage road) for the Northwest corner of the herein described 11.40 acres, also being the Northeast corner of a 4.00 acre tract recorded in a deed front Texas A & M University Development Foundation to Billy’s Lease Service, Inc., recorded in Volume 22, Page 661 of the Official Records of Jackson County, Texas;

THENCE with the existing South line of said State Highway No. 59 the following 6 courses:

North 64° 45’ 07” East, 150.35 feet to a 5/8 inch iron rod set;

North 66°34’ 54” East, 121.78 feet to a 5/8 inch iron rod set;

North 70° 04’ 07” East, 91.15 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 3769.12 feet, an arc of 1263.50 feet and a chord of North 81° 02’ 27” East, 1257.59 feet to a 5/8 inch iron rod set;

THENCE South 89° 21’ 20” East, 544.07 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 1859.86 feet, an arc of 36.60 feet and a chord of South 88° 47’ 31” East, 36.60 feet to a 5/8 inch iron rod set in the center of a drainage ditch at the POINT OF BEGINNING of this description;

THENCE still with the existing South line of said State Highway No. 59 and following 4 courses:

By a curve to the right having a radius of 1859.86 feet, an arc of 264.66 feet and a chord of South 84° 09’ 06” East, 264.44 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

By a curve to the left having a radius of 1959.86 feet, an arc of 317.46 feet and a chord of South 84° 42’ 55” East, 317.11 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE South 89° 21’ 20” East, 425.00 feet to a T. H. D. concrete monument found;

THENCE South 45° 48’ 14” East, 72.48 feet to a 5/8 inch iron rod set in the West line of Airport Road;

THENCE South 02° 14’ 43” East 25.37 feet with the West line of said Airport Road to a 5/8 inch iron rod set;

THENCE South 25° 25’ 50” West, 88.57 feet to a 5/8 inch iron rod set in the Northwest line of Old Highway No. 59 (Loop 522);

THENCE South 53° 28’ 27” West, 757.06 feet with the Northwest line of said Old Highway No. 59 to a 5/8 inch iron red set at the intersection of the North line of Mauritz Avenue as shown on a plat of the north Ganado Addition as recorded in Volume V, Page 179 of the Deed Records of Jackson County, Texas;

THENCE South 87° 22’ 20” West, 381.41 feet with the North line of said Mauritz Avenue to a 5/8 inch iron rod set in the center of said drainage ditch;

THENCE North 02° 27’ 14” West, 685.50 feet across said 48.742 acre tract and with the center of said drainage ditch to the POINT OF BEGINNING, CONTAINING 11.40 acres of land.

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Tract Two:

BEING a 33.05 acre tract or parcel of ground being situated in the John Davis Survey, Abstract 16, Jackson County, Texas. Said tract or parcel of ground also being part of a 48.742 acre tract recorded in Volume 769, Page 118 among Deed Records of Jackson County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod round in the South line of the South access lane to State Highway No. 59 (frontage road) for the Northwest corner of the herein described 33.05 acres, also being the Northeast corner of a 4.00 acre tract recorded in a deed from Texas A & M University Development Foundation to Billy’s Lease Service, Inc., recorded in Volume 22, Page 661 of the Official Records of Jackson County, Texas;

THENCE with the existing South line of said State Highway No. 59 the following 6 courses:

North 64° 45’ 07” East, 150.35 feet to a 5/8 inch iron rod set;

North 66° 34’ 54” East 121.78 feet to a 5/8 inch iron rod set;

North 70° 04’ 07” East, 91.15 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 3769.12 feet, an arc of 1263.50 feet and a chord of North 81° 02’ 27” East, 1257.59 feet to a 5/8 inch iron rod set;

THENCE South 89° 21’ 20” East, 544.07 feet to a 5/8 inch iron rod set, replacing a broken T. H. D. concrete monument found;

THENCE by a curve to the right having a radius of 1859.86 feet, an arc of 36.60 feet and a chord of South 88° 47’ 31” East 36.60 feet to a 5/8 inch iron rod set in the center of a drainage ditch;

THENCE South 02° 27’ 14” East 685.50 feet across said 48.742 acre tract and with the center of said drainage ditch to a 5/8 inch iron rod set;

THENCE South 87° 22’ 20” West 2168.31 feet with the North line of Mauritz Avenue to a 5/8 inch iron rod found at the Southeast corner of said 4.00 acre tract;

THENCE North 02° 29’ 20” West 452.16 feet with the East line of said 4.00 acre tract to the POINT OF BEGINNING, Containing 33.05 acres of land.

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Legal Description	3.232 New Braunfels, TX 4817 I-35 North New Braunfels, TX 78130 (TCA Site No. 232)

LOT 1, HERITAGE PARK UNIT ONE, COMAL COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 11, PAGE 241 OF THE MAP AND PLAT RECORDS OF COMAL COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 5/8” REBAR IN THE SOUTHEAST CORNER OF SAID LOT ONE AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF IH-35 FRONTAGE ROAD AND THE NORTHERLY RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 87 DEGREES 45 MINUTES 57 SECONDS WEST A DISTANCE OF 101.57 FEET TO A 1/2” REBAR IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 56 DEGREES 57 MINUTES 10 SECONDS WEST A DISTANCE OF 35.35 FEET TO A 5/8” REBAR WITH CAP INSCRIBED MICHAEL F. FELDBUSCH LS 5213 IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 251.93 FEET WITH A RADIUS OF 1106.30 FEET WITH A CHORD BEARING OF NORTH 51 DEGREES 39 MINUTES 57 SECONDS WEST WITH A CHORD LENGTH OF 251.82 FEET TO A “X” IN CONCRETE IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 45 DEGREES 10 MINUTES 42 SECONDS WEST A DISTANCE OF 409.33 FEET TO A 1/2” REBAR IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 44 DEGREES 58 MINUTES 47 SECONDS WEST A DISTANCE OF 379.71 FEET TO A 5/8” REBAR WITH CAP INSCRIBED MICHAEL F. FELDBUSCH LS 5213 IN THE RIGHT OF WAY OF CONRADS ROAD, THENCE NORTH 43 DEGREES 28 MINUTES 19 SECONDS EAST A DISTANCE OF 1099.98 FEET TO A 1/2” REBAR, THENCE SOUTH 45 DEGREES 13 MINUTES 35 SECONDS EAST A DISTANCE OF 428.07 FEET TO A 1/2” REBAR, THENCE SOUTH 31 DEGREES 58 MINUTES 57 SECONDS WEST A DISTANCE OF 556.07 FEET TO A 1/2” REBAR, THENCE SOUTH 45 DEGREES 36 MINUTES 54 SECONDS EAST A DISTANCE OF 505.14 FEET TO A 1/2” REBAR ON THE WESTERLY RIGHT OF WAY LINE OF IH-35 FRONTAGE ROAD, THENCE SOUTH 34 DEGREES 36 MINUTES 45 SECONDS WEST ALONG SAID RIGHT OF WAY A DISTANCE OF 82.21 FEET TO A 5/8” REBAR, THENCE SOUTH 29 DEGREES 26 MINUTES 07 SECONDS WEST ALONG SAID RIGHT OF WAY A DISTANCE OF 390.47 FEET TO THE POINT OF BEGINNING HAVING AN AREA OF 871,589.92 SQUARE FEET, 20.01 ACRES.

NOTE: THE COMPANY IS PROHIBITED FROM INSURING THE AREA OR QUANTITY OF THE LAND DESCRIBED HEREIN. ANY STATEMENT IN THE ABOVE LEGAL DESCRIPTION OF THE AREA OR QUANTITY OF LAND IS NOT A REPRESENTATION THAT SUCH AREA OR QUANTITY IS CORRECT, BUT IS MADE ONLY FOR INFORMATIONAL AND/OR IDENTIFICATION PURPOSES AND DOES NOT OVERRIDE ITEM 2 OF SCHEDULE B HEREOF.

3.049 Rockwall, TX 2105 S. Goliad Street P.O. Box 578 Rockwall, TX 75087 (TCA Site No. 49)

Legal Description

Being Lots 1 and 2, in Block A, of TRAVEL CENTERS OF AMERICA ADDITION, an Addition to the City of Rockwall, Rockwall County, Texas, according to the Map thereof recorded in Cabinet F, Slide 98, of the Plat Records of Rockwall County, Texas.

3.147 San Antonio, TX 6170 I-10 East San Antonio, TX 78219 (TCA Site No. 147)

Legal Description

Description of a 31.244 (1,360,983 Sq. Ft.) acre tract of land out off the Clement Texas Survey No. 133, Abstract 743, situated partially In the City of San Ant onio, Bexar County, Texas, N.C.B. 17993, and County Block 5098, being a portion of that certain 732.322 acre tract conveyed to Rosillo Creek, Inc. by Deed of record in Volume 6656, Page 274 of the Real Property Records of Bexar County, Texas, said 31.244 acres being more particularly described below:

BEGINNING, at a concrete monument found at the northwest end of a cutback corner of the south line of Interstate Highway 10 (R.O.W. varies) and the west line of Foster Road (120’. R.O.W.), for the northernmost corner hereof, same being the northernmost corner of said 732.322 acre tract;

THENCE, S 53 deg. 10’ 58” E, along the said cutback, same being the northeast line of said 732.322 acres, a distance of 96.82 feet, to a 1/2 inch iron rod with cap marked MiS-#4612 found for the northeasternmost corner hereof;

THENCE, S 00 deg. 13’ 07” E, leaving the south line of Interstate 10, along the west line of said Foster Road, same being the east line of said 732.322 acres, a distance of 1486.00 feet to a 1/2 inch iron rod set for the southeast corner hereof, from which a 1/2 Inch iron rod with cap marked MLS-#4612 found in the west line of Foster Road same being the east line of said 732.322 acre tract bears S 00 deg. 13’ 08” E, a distance of 2.74 feet and S 00 deg. 18’ 16” E, a distanof 1395.97 feet;

THENCE, leaving west line of said Foster Road, over and across said 732.322 acres the following two (2) courses and distances:

1)    N 89 deg. 28’ 48” W, a distance of 979.27 feet to a 1/2 inch iron rod set forthe southwest corner hereof;

2)    N 00 deg. 13’ 07” W, a distance of 1237.24 feet to a 1/2 inch iron rod set inthe south line of said Interstate Highway 10 for the northwest corner hereof, and from which a concrete monument found for an angle point in the south line of Interstate Highway 10 same being the north line of said 732.322 acre tract, bears S 77 deg. 45’ 47” W, a distance of 407.00 feet;

THENCE, along the south line of said Interstate Highway 10, same being the north line of said 732.322 acres, the following two (2) courses and distances;

1)    N 77 deg. 45’ 47” E, a distance of 199.00 feet to a concrete monument found an angle point,

2)    N 70 deg. 05’ 50” E, a distance of 751.16 feet to the POINT OF BEGINNING, containing an area of 31.244 acres (1,360,983 sq. ft.) of land, more or less, within these metes and bounds.

THE ABOVE DESCRIBED PROPERTY NOW KNOWN AS:

Lot 1 and 2 of “Travel Centers Subdivision”, as recorded March 18th, 1999 in Volume 9543 at Page 26 in the office of the County Recorder of Bexar County, City of San Antonio, State of Texas.

3.113 Sweetwater, TX P.O. Box 1578 Sweetwater, TX 79556 (TCA Site No. 113)

- LEGAL DESCRIPTION

BEING 14.64 acres of land out of the West one-half of Section 52, in Block Number Twenty-two (22), of the Texas & Pacific Railway Company Surveys, Nolan County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a concrete monument in the S.B.L. of Interstate Hwy. 20, said point being 573.9 ft South and 2064.82 ft. East of the N.W. Corner of Survey 52;

THENCE S 80° 50’E, with the S.B.L. of Interstate Hwy. 20,574.71 ft to a concrete monument;

THENCE S 85°50’ E - 140.00 ft. to a Concrete Monument;

THENCE S 42°30’ E. with the W.B.L. of Hopkins Road, 36.40 ft. to a concrete monument for a corner;

THENCE with a curve to the left, said curve having the following data:

Chord - S 15°54’ E - 465.62 ft;

Radius - 858.64 ft.;

Central Angle- 31°28’ and

Tangent - 241.87 ft., and with the W.B.L. of Hopkins Road, A distance of 471.52 ft. to a concrete monument for corner;

THENCE - S 27°02’ E, with the W.B.L. of Hopkins Road, 154.50 ft. to an iron rod for corner;

THENCE - N 82°32’ W, 1278.91 ft to an iron rod for corner;

THENCE - N 8°35’ E, 578.11 ft. to an iron rod for Corner in the S.B.L. of Interstate Hwy. 20;

THENCE with the S.B.L. of Interstate Hwy. 20 and with a curve to the left, said curve having the following data:

Chord - S 84°36’ E - 253.5 ft.;

Radius - 1006.78 ft.;

Central Angle -14°28’ and

Tangent -127.77 ft., a distance of 254.17 ft. to The Place of Beginning and containing 14.64 acres of land, more or less.

All of the above-described land being the same as follows:

Situated in the County of Nolan, State of Texas being part of the West one-half (1/2) of Section Fifty-Two (52) in Block Twenty-Two (22) of the Texas and Pacific Railway Company Surveys and being the same land conveyed by James R. Pace and wife Barbara P. Pace, to Union Oil Company of California by deed dated March 4, 1970, recorded in Volume 211 Page 728, Deed Records, Nolan County, Texas, and being more particularly described by metes and bounds as follow:

BEGINNING at a 3/8’ steel rod found in the West right-of-way line of Hopkins Road, said rod maintaining the Northeast corner of 5.0 acre tract of land conveyed by Sweetwater 76 Inc. to James L. Bates by deed dated August 7, 1985, recorded in Volume 271, Page 196, said Deed Records;

THENCE North 82° 32’ 00” West a distance of 1,278.71 feet to a 3/8” steel rod found;

THENCE North 08° 37’ 51” East a distance of 578.47 feet to a P.K. nail set in the South right-of-way line of U.S. Interstate Highway No. 20, said rod maintaining the Northeast corner of a 1 acre tract of land described as Tract 1 conveyed by Edward V. Lee and wife, Nedra K. Lee to KJ. Lee and wife, Merle Lee, by deed dated September 24, 1984, recorded in Volume 267 Page 1, said Deed Records;

THENCE in a Southeasterly direction with said right-of-way line and a curve to the left having a radius of 1,006.78 feet a distance of 254.17 feet (chord bears South 84° 36’00” East, 253.50 feet) to a concrete monument found;

THENCE South 80° 50’ 00” East continuing with the South right-of-Way line of Highway 20 a distance of 574.71 feet to a 1/2” steel rod set at an angle point;

THENCE South 85° 50’ 00” East continuing with said right-of-way line a distance of 140.00 feet to a 1/3 steel rod set at an angle point;

THENCE South 42° 30’ 00” East a distance of 36.40 feet to a 1/2” steel rod set in the West right-of-way line of Hopkins Road;

THENCE in a Southeasterly direction with said right-of-way line and a curve to the left having a radius of 858.64 feet a distance of 471.52 feet (chord bears South 15° 54 00” East, 465.62 feet) to a P.K. nail set at the end of said curve;

THENCE South 26° 45’ 53” East continuing with the West right-of- way line of Hopkins Road a distance of 154.40 to the place of Beginning and containing 636,966 square feet or 14.622 acres of land more or less.

3.233 Terrell, TX 1700 Wilson Road Terrell, TX 75161 (TCA Site No. 233)

LEGAL DESCRIPTION

Being Lot 1 and 2, in Block A, of THE RIP GRIFFIN ADDITION, an Addition to the City of Terrell, Kaufman County, Texas, according to the Map thereof recorded in Volume 2, Page 2, of the Map Records of Kaufman County, Texas, and being more particularly described below:

BEING all that certain tract or parcel of land in the R. Sowell Survey, A-443, Kaufman County, Texas, and being all of Lots 1, and 2, Block “A”, of the Rip Griffin Addition to the City of Terrell, as recorded in Plat Cabinet 2, Envelope 2, of the Plat Records of Kaufman County, Texas and being more particularly described as follows;

BEGINNING at a 1/2” iron rod found for corner at the south corner of said Lot 1, Block “A”, said point being in the northwest R.O.W. of Wilson Road;

THENCE N42°48’00”W, along the southwest line of said Block “A”, Rip Griffin Addition, a distance of 1357.37 feet to a 1/2” iron rod found for corner at the south corner of Lot 3, Block “A”;

THENCE N47°12’00”E, along the southeast line of said Lot 3, a distance of 622.21 feet to a 1/2” iron rod found for corner at the east corner of said Lot 3;

THENCE N43°28’00”W, a distance of 30.00 feet to a 1/2” iron rod found for corner at the north corner of said Lot 3;

THENCE N47°12’00” E, along the northwest line of said Lot 2, Block “A”, a distance of 126.33 feet to a 1/2” iron rod found for corner in the southerly R.O.W. of Interstate Highway No. 20;

THENCE S70°29’00”E, along the southerly R.O.W. of Interstate Highway No. 20, a distance of 200,00 feet to a concrete monument found for corner;

THENCE S71°15’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 354.77 feet to a concrete monument found for corner;

THENCE S44°04’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 377.24 feet to a concrete monument found for corner;

THENCE S15°27’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 390.00 feet to a concrete monument found for corner;

THENCE S30°48’00”E, continuing along the southerly R.O.W. of Interstate Highway No. 20, a distance of 169.12 feet to a 1/2” iron rod found for corner in the northwest R.O.W. of Wilson Road;

THENCE S46°32’00”W, along the northwest R.O.W. of Wilson Road, a distance of 804.17 feet to the POINT OF BEGINNING and containing 28.806 acres of land.

3.186 Parowan, UT 1100 North 130 West P.O. Box 543 Parowan, UT 84761 (TCA Site No. 186)

Legal Description

PARCEL 1:

Beginning North 0°10’05” East 339.98 feet along the Section Line and North 90°00’00” East 40.28 feet from the West Quarter Corner of Section 12, Township 34 South, Range 9 West, Salt Lake Base and Meridian; thence North 77°44’00” East 129.15 feet; thence South 69°26’41” East 268.47 feet; thence South 84°20’31” East 724.83 feet; thence along the Northerly and Easterly right-of-way with non access line of Highway 1-15 as follows: thence South 45°11’57” West 62.57 feet; thence along the arc of a non tangent curve to the right, having a radius of 758.51 feet a distance of 523.54 feet, long cord for said curve bears South 64°53’10” West 513.21 feet; thence South 84°48’10” West 221.96 feet; thence along the arc of a non tangent curve to the left, having a radius of 493.01 feet a distance of 199.78 feet, long chord for said curve South 73°11’39” West 198.42 feet to a brass right-of-way marker, station 23+20; thence North 32°53’40” West 197.38 feet to a brass cap right-of-way marker station 38+49.52; thence along the arc of a non tangent curve to the right, having a radius of 522.96 feet a distance of 278.47 feet, long chord for said curve bears North 15°06’36” West 275.19 feet; thence North 00°10’11” East 46.25 feet to the point of beginning.

EXCEPTING therefrom all coal, oil gas and other minerals in that portion lying within the West 316.83 feet of the Northwest Quarter of the Southwest Quarter of said Section.

PARCEL 2:

Together with an access and utility easement as disclosed by that certain General Warranty Deed recorded December 16, 1998 as Entry No. 401786 in Book 663 at Page 727 of Official Records described as follows:

Beginning at a point North 0°10’05” East 339.98 feet along the Section line and East 40.28 feet from the West Quarter Corner of Section 12, Township 34 South, Range 9 West, Salt Lake Base and Meridian; said point being a right-of-way marker STA 42+00 on the Easterly non access line of Interstate Highway 15; thence West 23.92 feet; thence North 0°10’05” East 83.64 feet along the East line of a county road; thence South 69°26’41” East 160.06 feet to a point on a North-South fence line; thence South 77°37’00” West 129.46 feet to the point of beginning.

PARCEL 3:

Beginning North 0°10’05” East 273.16 feet along the Section line and North 90°00’00” East 418.06 feet from the West Quarter Corner of Section 12, Township 34 South, Range 9 West, Salt Lake Base and Meridian; thence North 29°21’15” East 69.69 feet; thence North 80°59’13” East 978.07 feet to the Northwesterly right-of-way line of Highway I-15; thence along the said right-of-way line and the arc of a 22778.31 feet radius non-tangent curve to the right a distance of 203.46 feet, long chord for said curve bears South 40°39’50” West 203.46 feet; thence South 48°08’04” West 196.43 feet along said I-15 right-of-way; thence North 84°20’31” West 724.83 feet to the point of beginning.

3.060 Salt Lake City, UT 8836 N. Highway 40 Tooele, UT 84074 (TCA Site No. 60 — Salt Lake City)

Legal Description

A tract of land situate in Section 35, Township 1 South, Range 4 West, Salt Lake Base and Meridian, Tooele County, Utah, more particularly described as follows:

Beginning on the Southeasterly right-of-way line of U. S. Highway 40 at a point that is 70.00 feet perpendicularly distant Southwesterly from the ‘L’ line of State Highway Project No. I-80-2 (3) 79, said point of beginning being due West 2148.70 feet and due North 35.72 feet from the Tooele County monument at the East Quarter Corner of said Section 35 (said monument bears North 0°14’49” East 2634.05 feet from the Southwest Corner of said Section 35 and North 0°18’29” East 2938.98 feet from the Tooele County witness monument for said Southwest Corner of said Section 35); thence South 52°46’30” East along the frontage road right-of-way line 11.27 feet to the point of tangency with a 190.00 foot radius curve to the left; thence Easterly 356.00 feet along said frontage road right-of-way line and the arc of said curve through a central angle of 107°21’20” (Chord Bears North 73°32’50” East 306.17 feet) to a point that is 50.00 feet perpendicularly distance Southeasterly from said Highway ‘L’ line; thence along said frontage road right-of-way line North 19°52’10 East 831.62 feet to a point on the aforesaid Southeasterly right-of-way fine of U. S. Highway 40; thence along said Highway right-of-way line North 34°10’27” East 176.06 feet; thence East 680.92 feet; thence South 491.03 feet; thence along an existing fence line South 89°45’57” West 374.79 feet to a fence corner; thence along an existing fence South 0°05’24” West 679.74 feet to a point on the extension of an existing fence line; thence along said extension and said fence line North 89°33’48” West 726.32 feet and North 89°56’19” West 370.66 feet to a point on the aforesaid right-of-way line of U. S. Highway 40; thence along said Highway right-of-way line North 34°10’27” East 191.82 feet to the point of beginning.

3.142 Richmond, VA 10134 Lewiston Road P.O. Box 1900 Ashland, VA 23005 (TCA Site No. 142 - Richmond)

LEGAL DESCRIPTION

THAT certain parcel of land, with improvements thereon and appurtenances belonging to such parcel, in Chickahominy District (formerly Ashland District), Hanover County, Virginia, about three miles south of the Town of Ashland on the north side of State Route 660, (also known as Lewistown Road) at its intersection with Interstate 94 (sic), on the east side of Interstate 95, containing 25.1097 acres, described as follows:

BEGINNING at a point on a curve in the center line of Route 660, which point is 63.89’ (Delta 6°23’22”) along a 572.96’ radius curve, or on the chord N 64°11’31” E 63.86’, from the beginning of such curve, which is N 60°59’50” E 784.6’ from the center line intersection of Route 660 with Interstate 95; then N 37°57’50” W 31.13’ to a right-of-way monument on the new right-of-way to Route 660; then S 64°40’10” W 69.55’ to a monument on the right-of-way line to Route 660; then S 61°05’29” W 184.45’ to a monument on the right-of-way line to Route 660; then S 73°21’24” W 140.58’ to a monument on the right-of-way line to Route 660 junction with the right-of-way line to Interstate Route 95; then N. 26°18’22” W. 653.01’ to a monument on the right-of-way line to Interstate 95; then 342.75’ along a 986.79’ radius curve (Delta 19°54’04”, chord N 16°21’20” W 341.03’) to a monument on the right-of-way line to Interstate 95; thence N 6°24’18” W 1244.18’ along the right-of-way line of Interstate 95 to a rod (corner); then S 55°02’36” E 7.45’ to a rod (corner with Willie Lewis); then S 23°36’36” E 677.75’ along a line with Willie Lewis and Nona Mobley to a rod; then N 64°58’14” E 499.36’ along a line with Nona Mobley to a rod (corner with Mary Henson); then S 25°01’46” RE 135.96’ along a line with Mary Henson to a rod (corner with Bessie Cole); then S 7°27’47” E 1445.49’ along a line with Bessie Cole and Cabell Luck to the center line of Route 660; then westwardly along the center line of Route 660; 79.22’ on a 572.96’ radius curve or S 71°20’49” W 79.14’ on the chord to the point of beginning in the center line of Route 660, as surveyed by William Hugh Redd, Certified Land Surveyor, Certificate #243, Box 292, Ashland, Virginia, on January, 1966.

ALL of the above-described land being the same as follows:

BEGINNING at an iron rod in the Northern line of Lewistown Road (State Route 802) at its intersection with the Southern line of Ramp D of Interstate Route 95; thence from said point of beginning along said southern line of Ramp D, S 66°02’57” W a distance of 140.88 feet to a highway monument; thence along the Eastern line of Ramp D N 32°59’05” W a distance of 653.02 feet to an iron rod; thence along a curve to the right having a radius of 982.74 feet, a length of 341.96 feet (chord N 22°45’26” W, 340.24 feet) to a highway monument in the Eastern line of Interstate Route 95; thence along the Eastern line of Interstate Route 95 N 12°55’59” W a distance of 1219.89 feet to an iron rod; thence S 62°l4’22” E a distance of 7.64 feet to an iron rod; thence S 30°15’25” E a distance of 672.28 feet to an angle iron; thence N 58°28’05” E a distance of 498.28 feet to an iron pipe; thence S 31°52’41” E a distance of 135.12 feet to an iron pipe; thence S 14°09’54” E a distance of 1450.81 feet to a point in the center line of Lewistown Road; thence along the center line of Lewistown Road in a curve to the South and West having a radius of 572.96 feet and a length of 89.35 feet (chord S 66°24’08” W 89.26 feet) to a point; thence N 28°23’02” W a distance of 35.00 feet to a highway monument in the Northern line of Lewistown Road; thence along the Northern line of Lewistown Road S 55°36’58” W a distance of 253.59 feet to the Point of Beginning and containing 1,095,260 square feet or 25.144 acres.

3.001 Ashland, VA 100 N. Carter Road P.O. Box 712 Ashland, VA 23005 (TCA Site No. 1)

Legal Description

PARCEL 1:

ALL that certain tract, piece or parcel of land, with the improvements thereon and appurtenances thereunto belonging, lying and being in Ashland District, Hanover County, Virginia, containing 13.355 acres; as shown on “Plat of Property Situated on the Northern Line of Route No. 54 and West of Route No. 95, Hanover County, Virginia,” dated March 1, 1965, made by Chas. H. Fleet and Associates, Certified Surveyors, and being more particularly described as follows:

BEGINNING, at a stone in the north line of State Route No. 54 at the point where the east line of the property of Humble Oil and Refining Company intersects said north line of State Route No. 54; thence extending N. 6 degrees 15’ W. 150 feet to a rod; thence S. 77 degrees 41’ 54” W. 200 feet to a rod; thence S. 6 degrees 15’ E. 150 feet to a rod in the said north line of State Route No. 54; thence along the said north line of State Route No. 54 S. 77 degrees 41’ 54” W. 30.59 feet to a stone and from said stone continuing westwardly 69.41 feet to a rod; thence back from the north line of State Route No. 54 N. 6 degrees 15’ W. 148.66 feet to a rod; thence N. 8 degrees 26’ 43” E. 471.50 feet to a rod; thence N. 77 degrees 41’ 54” E. 100.15 feet to a rod; thence N. 8 degrees 26’ 43” E. 347.70 feet to a rod; thence S. 85 degrees 32’ E. 646.09 feet to a rod; thence S. 4 degrees 12’ 48” W. 613.82 feet to a stone; thence S. 54 degrees 25’ 34” W. 68.45 feet to a stone; thence S. 35 degrees 20’ W. 66.62 feet to a stone; thence S. 75 degrees 52’ 10” W. 299.89 feet to a stone; thence S. 71 degrees 55’ 30” W. 100.69 feet to a stone; thence S. 13 degrees 36’ W. 45.35 feet to the point and place of beginning.

LESS AND EXCEPT a 100 foot by 150 foot parcel of land located fronting on Route No. 54 between the American Oil Station and the Humble Oil Station, said parcel having been conveyed to Truckstops Corporation of America from E. Philip Saunders and Carole Saunders, his wife, by Deed dated August 31, 1983 and Hanover County, Virginia, in Deed Book 539, Page 135 and re-recorded on December 15, 1983 in Deed Book 542, Page 312.

LESS AND EXCEPT that parcel of land conveyed to the Commonwealth of Virginia, for land for Route 54, by Deed dated October 24, 1966, recorded March 10, 1967, in the aforesaid Clerk’s Office, in Deed Book 264, Page 185.

PARCEL 2:

ALL that piece or parcel of land containing 6.00 acres, lying and being in Ashland District, Hanover County, Virginia, as shown on a plat of subdivision entitled “Interstate Commercial Park Subdivision, Section I,” dated January 25, 1982, prepared by Johnson & Anderson of Virginia, Inc., a copy of which is recorded in Plat Book 5, Page 135, reference to which is hereby made for a more particular description of the property herein conveyed.

PARCEL 3:

ALL that certain piece or parcel of land on the northern line of Route No. 54, containing 0.34 acre, according to a survey plat dated January 13, 1983, and revised March 1, 1983, prepared by Chas. H. Fleet & Associates, Engineer & Surveyors, in The Ashland District, Hanover County, Virginia, and more particularly described as:

BEGINNING at a rod on the northern line of Route No. 54, approximate 0.24 mile west of Interstate Route No. 95, where the western property line of Exxon Corporation intersects the said northern line of Route No. 54; thence (1) along the said northern line of Route No. 54, in a westerly direction S. 77 degrees - 41’ — 54” W. 30.59 feet to a stone monument; thence (2) continuing along the said northern line of Route No. 54 in a westwardly direction, which is a curved line to the right having a radius of 1,803.86 feet and a length of 69.41 feet to an iron rod’ thence (3) in a northwardly direction N. 6 degrees — 15’ W. 148.66 feet to an iron rod; thence (4) continuing in a northwardly direction N. 8 degrees — 26’ — 43’ E. 1.34 feet to an iron rod; thence (5) in an eastwardly direction N. 78 degrees — 25’ —13” E. 99.66 feet to an iron rod; thence (6) in a southwardly direction S. 6 degrees — 15’ E. 150.00 feet to an iron rod on the northern line of Route No. 54, the point of beginning.

ALL of the above described land being the same as follows:

BEGINNING at a stone in the North line of State Route No. 54 at the point where the East line of the property of Exxon Company intersects said North line of State Route No. 54; thence extending N. 6 degrees 15’ 00” W. a distance of 150.00 feet to a nail; thence S. 77 degrees 41’ 54” W. a distance of 200.00 feet to a rod; thence S. 6 degrees 15’ 00” E. a distance of 150.00 feet to a rod in said North line of State Route No. 54; thence along said North line of State Route No. 54 S. 77 degrees 41’ 54” W. a distance of 30.59 feet to a stone; thence along a curve to the right, having a radius of 1,803.86 feet and a length of 69.41 feet to a rod; thence leaving State Route No. 54 N. 6 degrees 15’ 00” W. a distance of 148.66 feet to a rod; thence N. 8 degrees 26’ 43” E. a distance of 471.50 feet to a rod; thence N. 77 degrees 41’ 54”E. a distance of 100.15 feet to a spike; thence N. 8 degrees 26’ 43” E. a distance of 347.70 feet to a rod; thence N. 85 degrees 32’ 00” W. a distance of 30.37 feet to a rod; thence N. 00 degrees 05’ 09” W. a distance of 379.60 feet to a rod; thence S. 85 degrees 32’ 06” E. 704.92 feet; thence S. 04 degrees 12’ 48” W. a distance of 992.23 feet to a rod; thence S. 54 degrees 25’ 34” W. a distance of 88.45 feet to a rod; thence S. 35 degrees 20’ 00” W. a distance of 66.62 feet to a lead hub; thence S. 81 degrees 31’ 44” W. a distance of 378.83 feet to a nail; thence S. 13 degrees 36’ 00” W. a distance of 95.38 feet to the point of beginning and containing 19.178 acres.

3.021 Roanoke, VA 2905 Lee Highway P.O. Box 305 Troutville, VA 24175 (TCA Site No. 21 - Roanoke)

LEGAL DESCRIPTION

PARCEL I:

14.33 acres, being the aggregate of a 10.922-acre parcel shown on plat at DB 173, page 232, and 3.408-acre parcel shown on plat at DB 173, page 341, LESS AND EXCEPT a 1.002-acre parcel as shown on unrecorded plat.

PARCEL II:

1.002 acres according to unrecorded plat by Jack G. Bess, dated March 16, 1968.

(NOTE: Parcel II is the same 1.002-acre parcel excepted from Parcel I. Thurs, the entire property could be described by the Parcel I description of 14.33 acres, without the exception.)

LESS AND EXCEPT: (1) “Parcel 009” containing 1,400 square feet, (2) “Parcel 015” containing 56,800 square feet, (3) “Parcel 012” containing 36,625 square feet, conveyed by Truckstops Corporation of America, a Delaware corporation, to the Commonwealth of Virginia by Deed dated October 9, 1985, recorded in Deed Book 313, page 563.

Also described as follows:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN BOTETOURT COUNTY, VIRGINIA CONTAINING 12.20 ACRES, MORE OR LESS AT THE NORTHWEST INTERSECTION OF U.S. ROUTE 11 AND RELOCATED U.S. HIGHWAY ROUTE NO. 220, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING at a three-eighths inch rod found on the Northerly right-of-way line of U.S. Route No. 220,

THENCE with and along said Northerly right-of-way line North 59 degrees 09 minutes 48 seconds West, 230.11 feet to a three-eighths inch rod found,

THENCE with and along said right-of-way line North 42 degrees 23 minutes 52 seconds West 137.08 feet to a rod set from which a concrete highway monument is South 07 degrees 57 minutes 51 seconds West 3.77 feet,

THENCE with and along the right-of-way to the ramp to Northbound Interstate 81, North 07 degrees 57 minutes 51 seconds East 198.85 feet to a Virginia Department of Highways monument found,

THENCE with and along the right-of-way of Interstate 81, North 21 degrees 55 minutes 30 seconds East 192.07 feet to a three-eighths inch rod set,

1

THENCE with and along the right-of-way, North 40 degrees 44 minutes 33 seconds East 100.60 feet to a rod set on said right-of-way line,

THENCE North 71 degrees 42 minutes 32 seconds East, 65.95 feet to a rod set on said right-of-way line,

THENCE North 30 degrees 35 minutes 58 seconds East, 237.90 feet to a rod set on said right-of-way line,

THENCE South 82 degrees 22 minutes 44 seconds East, 428.38 feet to a rod set on said right-of-way line,

THENCE along the right-of-way of the off-ramp of Interstate 81, South 27 degrees 37 minutes 56 seconds East, 84.37 feet to a three-eighths inch rod set at the intersection with the right-of-way of U.S. Route No. 11,

THENCE with and along the right-of-way of said Route No. 11, South 24 degrees 19 minutes 01 seconds West, 176.14 feet to a rod set on said right-of-way line,

THENCE South 30 degrees 50 minutes 12 seconds West, 450.00 feet to a PK nail set in the asphalt pavement on said right-of-way line,

THENCE South 30 degrees 50 minutes 12 seconds West, 450.00 feet to a PK nail set in the asphalt pavement on said right-of-way line,

THENCE South 49 degrees 16 minutes 18 seconds West, 79.06 feet to a rod set on said right-of-way line of U.S. Route No. 11,

THENCE with and along said right-of-way line, South 30 degrees 50 minutes 12 seconds West, 350.00 feet to a rod set,

THENCE South500 degrees 35 minutes 50 seconds West, 46.20 feet to a rod set on said right-of-way line with U.S. Route No. 220,

THENCE North 88 degrees 54 minutes 30 seconds West, 40.31 feet to the rod found at the point of beginning.

AND described as Parcel A, containing 12.20 acres or 531,426.3 square feet as shown on plat of survey by Charles H. Fleet and Associates, P.C., dated September 3, 1993, revised September 14, 1993, and being also shown on plat of survey made by Charles H. Fleet and Associates, P.C., dated January 14, 1999, of record in the Clerk’s Office of the Circuit Court of Botetourt County, Virginia, in Plat Book 20, page 65.

2

3.143 Wytheville, VA 1025 Peppers Ferry Road P.O. Box 651 Wytheville, VA 24382 (TCA Site No. 143)

LEGAL DESCRIPTION

All that certain real property situated in the County of Wythe, State of Virginia, more particularly described as follows:

BEGINNING at a concrete right of way monument at the intersection of Route 610 and Route I-77 right of way lines; thence with the West right of way line of Route I-77, South 54 degrees 06 minutes East 87.12 feet to a right of way monument; thence continuing East 776.48 feet to a right of way line, South 05 degrees 38 minutes East 776.48 feet to a right of way monument; thence with Route I-77 and Route I-81 right of way line, South 06 degrees 29 minutes West 286.80 feet to a right of way line, South 68 degrees 34 minutes West 393.20 feet to a right of way line, North 71 degrees 32 minutes West 163.60 feet to an iron pin located on the center line of an 88 K.V. power line, thence two courses, North 18 degrees 41 minutes West 743.90 feet to an iron pin located under the center of a tower, thence North 21 degrees 55 minutes West 271.94 feet to an iron pin in the South right of way line of Route 610, the following four courses to the BEGINNING, North 75 degrees 55 minutes East 83.41 feet to an iron pin; thence North 67 degrees 35 minutes East 48.29 feet to an iron pin; thence South 19 degrees 06 minutes East 43.14 feet to a right of monument; thence North 67 degrees 56 minutes East 658.00 feet to the PLACE OF BEGINNING, containing 17.25 acres, more or less.

LESS AND EXCEPT that portion conveyed to the Commonwealth of Virginia, by Deed dated January 12, 1978, recorded in Deed Book 260, page 691, et seq., office of Clerk, Circuit Court, Wythe County, Virginia.

Also described as follows:

Said property being more particularly described on plat of survey dated January 28, 1993, prepared by J.L. Zeh, C.L.S., to wit:

BEGINNING at a concrete right of way monument found at the intersection of VA — RTE 610 (Peppers Ferry Road) and Route I-77 right of way lines;

THENCE, with the right of way of I-77, S 54-17-07 E, 87.3 feet to a concrete right of way monument found;

THENCE, continuing with I-77 right of way, S 05-47-05 E, 776.36 feet to a concrete right of way monument found;

THENCE, continuing with I-77 right of way, S 06-19-22 W, 287.14 feet to a concrete right of way monument found at the intersection of I-77 and I-81 right of way lines;

THENCE, leaving I-77 right of way, and with I-81 right of way, S 68-19-44 W, 393.07 feet to a concrete monument fond;

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THENCE, continuing with I-81 right of way, N 71-51-43 W, 163.39 feet to an iron pin found in a fence line and on the center line of an 88 K.V. power line;

THENCE, leaving I-81 right of way, and with the center line of said power line, N 18-41-00 W, 743.62 feet to an iron pin found under the center of a tower;

THENCE, continuing with said power line, N 21-55-00 w, 226.15 feet to an iron pin set on the south right of way line of VA - RTE 610;

THENCE, continuing with the southern right of way line of VA — RTE 610 the following calls: N 72-13-43 E, 175.77 feet to a point; N 78-56-13 E, 25.79 feet to an iron pin set; with a curve to the left, having delta angle of 05-53-00; radius of 2936.82; arc length of 301.56 feet to an iron pin set, N 63-49-41 E, 101.58 feet to an iron pin set; N 67-55-12 E, 177.74 feet to the POINT OF BEGINNING, and containing 17.016 acres of land, more or less.

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3.176 Seattle East, WA 46630 North Bend Way P.O. Box 1970 North Bend, WA 98045 (TCA Site No. 176 — Seattle East)

LEGAL DESCRIPTION:

Parcel A:

That portion of the Northeast quarter of the Northeast quarter of Section 24, Township 23 North, Range 8 East, W.M., in King County, Washington, lying West of the West right-of-way line of 468th Avenue Southeast and North of the North right-of-way line of Interstate Highway No. 90 and East of the following described line:

Commencing at the Northeast corner of said subdivision;

Thence North 87°57’30” West along the North line thereof a distance of 918.13 feet to the true point of beginning;

Thence South 01°32’10” West a distance of 755.54 feet, more or less, to the North right-of-way line of Interstate Highway No. 90 and the terminus of this line;

Except any portion thereof conveyed to the State of Washington for highway purposes by deeds recorded November 30, 1955, December 16, 1955 and July 25, 1969 under Recording Nos. 4641665, 4646940 and 6542836;

And Except any portion thereof condemned in King County Superior Court Cause No. 716816 for highway purposes;

And Except that portion described as follows:

Commencing at the Northeast corner of Section 24, Township 23 North, Range 8 East, W.M., in King County, Washington;

Thence North 87°57’30” West along the section line a distance of 25.0 feet;

Thence South 01°22’29” West a distance of 413.35 feet;

Thence North 88°37’31” West a distance of 5.0 feet;

Thence South 01°22’29” West a distance of 144.00 feet;

Thence North 88°37’31” West a distance of 250.00 feet;

Thence South 01°22’29” West a distance of 47.0 feet to the true point of beginning;

Thence North 88°37’13” West a distance of 164.00 feet;

Thence South 01°22’29” West a distance of 190.0 feet, more or less, to the Northerly line of Interstate Highway No. 90 as condemned In King County Superior Court Cause No. 716816;

Thence North 81°22’28” East along said line a distance of 165 feet, more or less, to a point which bears South 01°22’28” East along said line a distance of 165 feet, more or less, to a point which bears South 01°22’29” West from the true point of beginning;

Thence North 01°22’29” East a distance of 160 feet, more or less, to the true point of beginning;

(Said exception also being known as a portion of unrecorded King County Lot Line Adjustment No. 285001);

And Except that portion deeded to King County by instrument recorded October 14, 2004 under King County Recording No. 20041014001147.

Parcel B:

Commencing at a concrete monument, being the Northeast corner of Section 24, Township 23 North, Range 8

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East W.M., in King County, Washington;

Thence North 87°57’30” West along the section line a distance of 25.0 feet;

Thence South 01°22’29” West a distance of 413.35 feet;

Thence North 88°37’31” West a distance of 5.0 feet;

Thence South 01°22’29” West a distance of 144.00 feet;

Thence North 88°37’31” West a distance of 250.00 feet;

Thence South 01°22’29” West a distance of 47.0 feet to the true point of beginning;

Thence North 88°37’31” West a distance of 164.00 feet;

Thence South 01°22’29” West a distance of 190.0 feet, more or less, to the Northerly line of Interstate Highway No. 90 as condemned In King County Superior Court Cause No. 716816;

Thence North 81°22’28” East a distance of 165 feet, more or less, to a point which bears South 01°22’29” West from the true point of beginning;

Thence North 01°22’29” East a distance of 160 feet, more or less, to the true point of beginning;

(Also Known as a portion of unrecorded King County Lot Line Adjustment No. 285001);

Situate in the County of King, State of Washington.

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3.149 Hurricane, WV
4195 State Rt. 34
Hurricane, WV 25526
(TCA Site No. 149)

TRACT 1

All the certain tract or parcel of real estate situate in Scott District, Putnam County, West Virginia, and being more particularly bounded and described as follows:

From an iron pin in the easterly right of way line of West Virginia State Route 34, the Hurricane-Winfield Road, said iron pin being approximately 1/4 mile north of the Teays Valley Road, Secondary No. 33 and is the common corner of land now or formerly owned by Michael S. Fletcher and Norma C. Fletcher, his wife, and Lovell Grant; thence N. 36° 48’ E. 114 feet along said easterly right of way of State Route No. 34 to an iron pin; thence S. 53° 12’ E. 175 feet to the place of beginning; beginning at this point and thence running N. 36° 48’ E. 351.88 feet to an iron pin; thence S. 87° 55’ E. 408.6 feet to a 36 inch white oak tree hacked three times as a corner; thence S. 2° 58’ W. 272.9 feet to a 10 inch post as a corner; thence S. 82° 27’ W. 511.96 feet to a point; thence N. 53° 12’ W. 121.69 feet to the place of beginning, containing 3.75 acres, more or less.

Right of Way for Tract 1:

Beginning at an iron pin in the easterly right of way line of West Virginia State Route 34, said iron pin being located along said right of way line N. 36° 48’ E. 114 feet from the Fletcher-Grant corner mentioned above; thence running with the easterly right of way line of West Virginia 34, N. 36° 48’ E. 30.65 feet to an iron pin; thence at right angles leaving the said right of way line and running with two lines of a 0.0982 acre lot S. 53° 12’ E. 100 feet and N. 81° 48’ E. 106.06 feet to an iron pin in the west line of the 3.75 Acre tract of which this driveway easement is an appurtenance; thence with the west line of the 3.75 Acre tract S. 36° 48’ W. 105.65 feet to the southwest corner of the 3.75 acre tract; thence N. 53° 12’ W. 175 feet to the place of beginning, which said easement shall extend to and be for all purposes of access to and from adjacent land now owned by Union Oil Company of California, a California corporation, as well as the 3.75 Acre tract above described.

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TRACT 2

All that certain tract or parcel of land, situate on Poplar Fork of Hurricane Creek, in Scott District, Putnam County, West Virginia, and being more particularly bounded and described as follows:

BEGINNING at an iron pin located at the intersection of the southerly controlled access right of way line of Ramp “D” to Interstate Route 64 and the easterly right of way line of old West Virginia State Route 34; thence running along said southerly controlled access right of way line of Ramp “D”, N. 88° 18’ E. 1199.37 feet to an iron pin located in the easterly boundary line of the original tract of 72 acres conveyed to the party of the first part by deed from C. C. Delaney and Grace Delaney, his wife, dated August 11, 1945, recorded in the office of the Clerk of the County Commission of Putnam County, West Virginia, in Deed Book 82, page 58; thence leaving said controlled access right of way lines of Ramp “D” and running with said easterly boundary line of the original tract of 72 acres, S. 1° 25’ W. 611.4 feet (old call S. 2 1/2° E.) to an iron pin located at the southeastern corner of said original tract of 72 acres; thence with the southerly boundary lines of said tract of 72 acres S. 82° 27’ W. 863.75 feet (old call S. 83° W.) to an iron pin located at the southeastern corner of a tract of 5.75 acres conveyed to C. L. Hankins and Ruth C. Hankins, his wife, by deed dated August 10, 1950, recorded in the aforesaid Clerk’s office in Deed Book 98, page 516; thence with the easterly boundary line of said tract of 5.75 acres N. 2° 58’ E. 275.3 feet (S. 5° 10’ W. 273.81 feet in the aforesaid deed to C. L. Hankins and wife, dated August 10, 1950) to a 24” white oak located at the northeastern corner of said tract of 5.75 acres (“36 inch white oak tree hacked three times as a comer” in the aforesaid deed to C. L. Hankins and wife); thence with then northerly boundary line of said tract of 5.75 acres N. 87° 55’ W. 621.5 feet (S. 85° 27’ E. 621.48 feet to the aforesaid deed to C. L. Hankins and wife) to an old iron pin located in the easterly right of way line of old West Virginia State Route 34; thence with said easterly right of way line N. 36° 48’ E. 211.36 feet to an iron pin, N. 33° 36’ E. 255 feet to an iron pin, S. 58° 57’ E. 5 feet to an iron pin; thence N. 30° 53’ E. 14.46 feet to the PLACE OF BEGINNING; containing 17.306 acres, more or less.

THERE IS RESERVED AND EXCEPTED FROM THE ABOVE TWO TRACTS OF LAND THE FOLLOWING TWO PARCELS:

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Parcel One: That certain tract or parcel of land more particularly bounded and described as follows:

Beginning at a 5/8 inch rebar with cap set in the line of the South Putnam Public Service District tract recorded in Deed Book 299, at Page 254, and the Pure Oil tract recorded in Deed Book 153, at page 77, and from which a one inch iron pipe found corner to the said South Putnam Public Service District tract bears S. 87° 09’ W. 86.33 feet; thence through the said Pure Oil tract from which this tract is a part for three (3) calls: N. 46° 09’ E. 62.03 feet to a 5/8 inch rebar with cap set; N. 88° 02’ E. 38.41 feet to a 5/8 inch rebar with cap set; and S. 34° 20’ E. 47.03 feet to a 5/8 inch rebar with cap set in the line of the said Pure Oil tract and the Teays Valley Public Service District tract recorded in Deed Book 253, page 650; thence with said tracts, S. 87° 09’ W. passing a one inch iron pipe found corner to the said Teays Valley Public Service District tract at 76.00 feet, in all 109.78 feet to the place of beginning, containing 2,996.61 square feet, more or less, as shown on a map titled, “PLAT OF SURVEY FOR SOUTH PUTNAM PUBLIC SERVICE DISTRICT SHOWING 2,996.61 SQ. FT. TRACT’, dated May 27, 2005.

And being the same property conveyed to South Putnam Public Service District, a political subdivision, by TA Operating Corporation, by deed dated June 29, 2005 and recorded in said Clerk’s office in Deed Book 457, page 780.

Parcel Two: That certain tract or parcel of land more particularly bounded and described as follows:

Beginning at an existing 3/4” rebar at the northwesterly corner of a tract conveyed to G. & G. Investments, in Deed Book 351, page 495, as recorded in the aforementioned Clerk’s office, said point also being in the southerly existing controlled access right of way line of Interstate 64; thence with said G. & G. Investments tract, S. 1° 20’ 27” W. 619.97 feet to an existing 1/2” rebar at the northeasterly corner of a tract conveyed to Sherman Joseph Wood, in Deed Book 353, page 694, as recorded in the aforementioned Clerk’s office; thence leaving said G. & G. Investments tract, and with said Good tract, S. 82° 05’ 44” W. 146.43 feet to a set rebar; thence leaving said Good tract and meandering with Poplar Fork, the following courses and distances: N. 24° 13’ 34” W. 9.66 feet to a point; thence N. 45° 42’ 44” W. 33.57 feet to a point; thence N. 13° 26’ 16” W. 172.55 feet to a point; thence N. 48° 46’ 33” W. 36.72 feet to a point; thence N. 68° 53’ 46” W. 32.80 to a point; thence, S. 88° 16’ 15” W. 31.81 feet to a point; thence S. 56° 03’ 50” W. 38.76 feet to a point; thence S. 47° 18’ 08” W. 30.98 feet

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to a point; thence S. 64° 50’ 06” W. 77.06 feet to a point; thence S. 66° 25’ 41” W. 81.02 feet to a point; thence S. 74° 07’ 28” W. 38.38 feet to a point; thence S. 77° 16’ 25” W. 9.12 feet to a point; thence N. 56° 21’ 29” W. 6.61 feet to a point; thence N. 37° 45’ 49” W. 34.75 feet to a point; thence N. 11° 36’ 34” W. 15.75 feet to a point; thence N. 9° 26’ 49” E. 12.19 feet to a point; thence N. 28° 42’ 16” E. 39.89 feet to a point; thence N. 35° 28’ 41” E. 129.77 feet to a point; thence N. 34° 29’ 45” E. 265.23 feet to a point; thence N. 28° 15’ 34” E. 76.08 feet to a point; thence N. 21° 16’ 30” E. 30.31 feet to a set rebar in the aforementioned southerly right of way line of Interstate 64; thence with said right of way line, N. 87° 41’ 29” E. 298.91 feet to the point of beginning, containing 5.23 acres.

And being the same property conveyed to Gary D. Young and Penny R. Young, husband and wife, by TA Operating Corporation, by deed dated March 8, 2006 and recorded in said Clerk’s office in Deed Book 463, page 849.

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3.032 Wheeling, WV
RR 1
P.O. Box 1521
Valley Grove, WV 26060
(TCA Site No. 32 - Wheeling)

Legal Description

The following tract of land situate at the Intersection of the Dallas Pike Road (West Virginia Route No. 41), with the Covenanter Church Road (West Virginia Route No. 41/3), on the north side of Interstate Route No. 70, Liberty - Triadelphia District, Ohio County, West Virginia and being more particularly bounded and described as follows:

Beginning at a point at the Intersection of the northerly controlled access right of way line of Interstate Route No. 70 with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3) and the northerly right of way line of the Dallas Pike Road (West Virginia Route 41), said beginning point being 77 feet distant, measured at right angles in a northerly direction from the Dallas Pike Road centerline station 52 + 44, as shown on Interstate Route No. 70 plan sheet No. 8, Federal Project No. I-70-I (14) 14, said plan being on file in the office of the Department of Highways, at Charleston, West Virginia; thence from said beginning) point and with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3), as shown on relocated Route 41/3, plan sheet 5, West Virginia Project No. 6706, said plan being on filed in said office of the Department of Highways, the following two (2) bearings and distances: N. 12° 29’ 20” E. 137 and 28/100 feet to a point 90 feet distant, measured at right angles in an easterly direction from relocated Route 41/3 centerline station 2 + 33; thence N. 04° 33’ 05” E. 295 and 22/100 feet to a point 40 feet distant, measured at right angles in an easterly direction from relocate Route 41/3 centerline station 5 + 0; thence with the northerly line of said project No. 6706, N. 86° 50’ 23” W. 40 feet to a point in the centerline of the Covenanter Church Road (West Virginia Route 41/3); thence with said centerline the following twenty-nine(29) bearings and distances: N. 04° 12’ 30” E. 113 and 99/100 feet to a point; thence N. 05° 15’ E. 50 feet to a point; thence N. 12° 06’ E. 50 feet to a point; thence N. 26° 20’ E. 50 feet to a point; thence N. 38° 18’ E. 50 feet to a point; thence N.45° 03’ E. 50 feet to a point; thence N. 49° 42’ E. 50 feet to a point; thence N. 51° 30’ E. 50 feet to a point; thence N. 56° 11’ E. 50 feet to a point; thence N. 58° 47’ E. 50 feet to a point; thence N. 61° 35’ E. 50 feet to a point; thence N. 62° 01’ E. 50 feet to a point; thence N. 66° 25’ E. 50 feet to a point; thence N. 71° 13’ E. 50 feet to a point; thence N. 74° 37’ E. 50 feet to a point; thence N. 76° 01’ E. 165 feet to a point; thence N. 70° 02’ E. 50 feet to a point; thence N. 67° 00’ E. 50 feet to a point; thence N. 63° 48’ E. 175 feet to a point; thence N. 64° 42’ E. 50 feet to a point; thence N. 67° 30’ E. 50 feet to a point; thence N. 67° 07’ E. 37 feet to a point; thence N. 69° 39’ E. 65 and 19/100 feet to a point; thence N. 75° 10’ E. 56 and 09/100 feet to a point; thence N. 77° 47’ E. 54 and 04/100 feet to a point; thence N. 80° 46’ E. 51 feet to a point; thence N. 86° 29’ E. 45 and 64/100 feet to a point; thence S. 86° 20’ E. 88 and 05/100 feet to a point; thence S. 80° 42’ E. 215 and 82/100 feet to a point in the northerly controlled access right of way line of Interstate Route No. 70; thence leaving said Covenanter Church Road (West Virginia Route 41/3), and with said northerly controlled access right of way line, the following three (3) bearings and distances: S. 47° 49’ 10” W. 1108 and 83/100 feet to a point 186 feet radially left of Interstate Route No. 70 centerline station 542 + 00; thence S. 58° 28’ 30” W. 675 and 59/100 feet to a point 225 feet radially left of Interstate Route 70 centerline station 535 + 00; thence S. 61° 44’ 20” W. 226 and 24/100 feet to the place of beginning, containing 18 and 29/100 acres, more or less, as compiled from survey and calculations made by Stegman & Schellhase, Inc., Civil Engineers and Surveyors, Wheeling, West Virginia.

Together with the right to use the sanitary sewer line leading from the above described lands over other lands owned by Suder, Inc., to the sanitary lagoons north of Covenanter Church Road together with the right to use the roadway leading from Covenanter Church Road, through other lands now owned by Suder, Inc., as described in said leases dated December 27, 1977.

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Also described as and including:

The following tract of land situate at the intersection of the Dallas Pike Road (West Virginia Route No. 41), with the Covenanter Church Road (West Virginia Route No. 41/3), on the north side of Interstate Route No. 70, Liberty - Triadelphia District (formerly Triadelphia District), Ohio County, West Virginia and being more particularly bounded and described as follows:

Beginning at a point at the intersection of the northerly controlled access right of way line of Interstate Route No. 70 with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3), and the northerly right of way line of the Dallas Pike Road (West Virginia Route 41), said beginning point being 77 feet distant, measured at right angles in a northerly direction from the Dallas Pike Road centerline station 52 + 44, as shown on Interstate Route No. 70 plan sheet No. 8, Federal Project No. I-70-1 (14) 14, said plan being on file in the office of the Department of Highways, at Charleston, West Virginia; thence from said beginning point and with the easterly right of way line of the Covenanter Church Road (West Virginia Route 41/3), as shown on relocated Route 41/3, plan sheet 5, West Virginia Project No. 6706, said plan being on file in said office of the Department of Highways, the following two (2) bearings and distances: N. 12º 29’ 20” E. 137 and 28/100 feet to a point 90 feet distant, measured at right angles in an easterly direction from relocated Route 41/3 centerline station 2 + 33; thence N. 04º 33’ 05” E. 295 and 22/100 feet to a point 40 feet distant, measured at right angles in an easterly direction from relocated Route 41/3 centerline station 5 + 0; thence with the northerly line of said project No. 6706, N. 86º 50’ 23” W. 40 feet to a point in the centerline of the Covenanter Church Road (West Virginia Route 41/3);

thence with said centerline, the following twenty-nine (29) bearings and distances: N. 04º 12’ 30” E. 113 and 99/100 feet to a point; thence N. 05º 15’ E. 50 feet to a point; thence N. 12º 06’ E. 50 feet to a point; thence N. 26º 20’ E. 50 feet to a point; thence N. 38º 18’ E. 50 feet to a point; thence N. 45º 03’ E. 50 feet to a point; thence N. 49º 42’ E. 50 feet to a point; thence N. 51º 30’ E. 50 feet to a point; thence N. 56º 11’ E. 50 feet to a point; thence N. 58º 47’ E. 50 feet to a point; thence N. 61º 35’ E. 50 feet to a point; thence N. 66º 25’ E. 50 feet to a point; thence N. 71º 13’ E. 50 feet to a point; thence N.74º 37’ E. 50 feet to a point; thence N. 76º 01’ 165 feet to a point; thence N. 70º 02’ E. 50 feet to a point; thence N. 67º 00’ E. 50 feet to a point;

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thence N. 63º 48’ E. 175 feet to a points thence N. 64º 42’ E. 50 feet to a point; thence N. 67º 30’ E. 50 feet to a point; thence N. 67º 07’ E. 37 feet to a point; thence N. 69º 39’ E. 65 and 19/100 feet to a point; thence N. 75º 10’ E. 56 and 09/100 feet to a point; thence N. 77º 47’ E. 54 and 04/100 feet to a point; thence N. 80º 46’ E. 51 feet to a point; thence N. 86º 29’ E. 45 and 64/100 feet to a point; thence S. 86º 20’ E. 68 and 05/100 feet to a point; thence S. 80º 42’ E. 215 and 82/100 feet to a point in the northerly controlled access right of way line of Interstate Route No. 70; thence leaving said Covenanter Church Road (West Virginia Route 41/3), and with said northerly controlled access right of way line, the following three (3) bearings and distances: S. 47º 49’ 10” W. 1108 and 83/100 feet to a point 186 feet radially left of Interstate Route No. 70 centerline station 542 + 00; thence S. 58º 28’ 30” W. 675 and 59/100 feet to a point 225 feet radially left of Interstate Route 70 centerline station 535 + 00; thence S. 61º 44’ 20” W. 226 and 24/100 feet to the place of beginning, containing eighteen and twenty-nine hundredths (18 and 29/100) acres, more or less, as compiled from survey and calculations made by Stegman & Schellhase, Inc., Civil Engineers and Surveyors, wheeling West Virginia.

There is excepted and reserved from the said 18 and 29/100 acre tract of land so much of the coal underlying same together with such mining rights and privileges that have heretofore been excepted and/or conveyed. The said 18 and 29/100 acre tract being subject to the part of the right of way for the said Covenanter Church Road (West Virginia Route 41/3), that is included within the boundary lines of the said 18 and 29/100 acre tract. The said 18 and 29/100 acre tract being subject to any and all conditions, exceptions, reservations, stipulations, rights of way, etc. as may be contained in former deeds of conveyance. It is understood and agreed between the parties that Tenant’s right to terminate this Agreement for title objections pursuant to Clause 3 of the Agreement is in no way limited or controlled by this paragraph, notwithstanding any language contained in the paragraph to the contrary.

The said 18 and 29/100 acre tract being all of the land now owned by Suder Inc., lying east of the Dallas Pike Road between the Covenanter Church Road and the norterly controlled access right of way lines of Interstate Route No. 70, which was acquired by Suder Inc., by the following deeds:

1)            from W. Glenn Craig and Elma B. Craig, his wife, dated June 27, 1964 and recorded in the office of the Clerk of the County Court of Ohio County, West Virginia in Deed Book 455, at page 232, Parcel One;

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2)            from W. Glenn Craig and Elma Craig, his wife dated October 12, 1964 and recorded in said County Clerk’s office in Deed Book 460, at page 40, Tract No. 1;

3)            from Betty Belle Ellison, widow, dated June 26, 1964 and recorded in said County Clerk’s office in Deed Book 455, at page 436.

4)            from Charles A. Klein and Anna Dillon Klein, his wife, recorded in said County Clerk’s office in Deed Book 484, at page 46.

THE WINDMILL

All that certain two (2) story concrete block structure with a one (1) story addition, and partial basement, having a ground floor area of approximately 11,000 square feet and a gross floor area of approximately 25,500 square feet, and currently being used as a Restaurant, Store, Motel and tire storage area, known as “the Windmill.”

THE WINDMILL JR.

All that certain two (2) story concrete block structure with a one (1) story addition, having a ground floor area of approximately 1,800 square feet and a gross floor area of approximately 3,500 square feet, currently being used for Restaurant, Store and Office purposes and known as “the Windmill Jr.”

THE REPAIR GARAGE

All that certain one (1) story reinforced concrete structure with a mezzanine, having a ground floor area of approximately 7,900 square feet and a gross floor area of approximately 9,100 square feet currently being used as a truck Repair Garage and known as “the Repair Garage.”

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FUEL STATION CANOPY

All that certain fuel station canopy measuring approximately 42’ x 236’ with I beam columns and supports, slight double pitched roof with I beam rafters, corrugated metal panel roofing, and 24 mercury vapor street lights attached to structure, currently being used as a truck refueling station and known as “the Windmill Canopy.”

WINDMILL JR. CANOPY

All that certain fuel station canopy measuring approximately 24’ x 80’ with I beam columns and supports, slight double pitched roof with I beam rafters, corrugated metal panel roofing and six (6) mercury vapor street lights attached to structure, currently being used as a truck refueling station and known as “the Windmill Jr. Canopy.”

OTHER PLOT IMPROVEMENTS

All those certain other lot improvements, not specifically described above, including but not limited to, the following:

(1)           Approximately 481,000 square feet of bituminous paving;

(2)           Surface fuel spill collection system with collection and separating tank;

EXHIBIT A

(3)           Storm sewer drainage system with catch basin and piping;

(4)           Sanitary sewer system;

(5)           Fuel storage tank prepared base and dyke;

(6)           Approximately 700 lineal feet of metal ground rail;

(7)           2 - elevated illuminated stop signs with steel columns and arms;

(8)           Approximately 9,152 square feet of reinforced concrete fuel station pads;

(9)           Reinforced concrete truck bumpers.

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FUEL STORAGE TANKS

Two steel fuel storage tanks each of 508,376 gallon capacity with explosion proof pumphouse and metered pump, buried lines from pumphouse, OPH loading rack and arm, hoses, pipelines and tank corrections, surrounded by prepared bose and eight foot steel fence with steel gates.

EXHIBIT A

EXHIBIT A

There is also granted to the tenant hereto, the right to use the sanitary sewer line leading from the said 18 and 29/100 acre tract through other lands now owned by Suder Inc., to the sanitary lagoons located on other lands now owned by Suder Inc., north of the Covenanter Church Road, together with the right to use the roadway leading from the Covenanter Church Road, through other lands now owned by Suder Inc., to said lagoons, all as shown on the map attached hereto for reference purposes, said rights to be used in common by both parties hereto, their heirs and assigns.

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3.050 Madison, WI
5901 Highway 51
P.O. Box 448
Deforest, WI 53532
(TCA Site No. 50 - Madison)

Part of the Southeast Quarter of the Northeast Quarter (SE 1/4 NE 1/4) of Section Eight (8), Township Eight (8) North, Range Ten (10) East, in the Town of Burke, Dane County, Wisconsin, more particularly described as follows: Commencing on the centerline of U.S. Highway 51 at the East quarter corner of said Section 8; thence West 59.0 feet to the West right-of-way of said U.S. Highway 51; thence North 0°06’ East, 407.7 feet along said right-of-way to the point of beginning of this description; thence continuing North 0°06’ East, 558.0 feet along said right- of-way of U.S. Highway 51; thence North 29°54’ West, 143.18 feet along the right-of-way of the U.S. Highway 51; thence North 60°06’ West, 178.12 feet along the right-of-way of a town road to a point of curvature; thence on a curve to the left of radius 878.8 feet whose long chord bears North 73°47’ West, 320.65 feet; thence North 87°21’ West, 67.48 feet along the right-of-way of said town road; thence South 0°6’ West, 858.94 feet; thence South 89°54’ East, 600 feet to the point of beginning.

3.192 Hudson, WI
713 Highway 12
P.O. Box 230
Hudson, WI 54016
(TCA Site No. 192)

A parcel of land located in the Southwest Quarter of the Southwest Quarter (SW 1/4 SW 1/4) of Section Twenty-Seven (27), Township Twenty-Nine (29) North, Range Nineteen (19) West, in the Town of Hudson, St. Croix County, Wisconsin, described as follows: Commencing at the Southwest corner of Section 27; thence North 02°02’37” East, 82.40 feet along the West line of the Southwest 1/4 of Section 27; thence South 88°00’38” East, 24.87 feet; thence North 04°26’00” East, 360.00 feet along the centerline of U.S. Highway “12”; thence South 83°34’00” East, 100.00 feet to the point of beginning; thence North 04°26’00” East, 310.50 feet; thence Northeasterly 435.20 feet along the arc of a 11,559.16-foot radius curve concave to the West whose chord bears North 03°21’17” East, 435.17 feet; thence South 89°59’50” West, 48.01 feet; thence North 02°42’04” East, 31.54 feet; thence North 89°59’50” East, 789.76 feet; thence South 00°00’35” West, 912.04 feet to the Northerly right-of-way line of interstate “94”; thence Southwesterly 80.07 feet along the arc of a 3629.72-foot radius curve concave to the North whose chord bears South 82°29’57” West, 80.07 feet; thence continuing along said Northerly right-of-way line North 78°21’22” West, 728.15 feet to the point of beginning, containing 358,030 square feet (15.106 acres) more or less. EXCEPT that parcel to State of Wisconsin, Department of Transportation by Award of Damages recorded October 29, 1996, in Volume 1205, on Page 642, as Document No. 551401.

All of the above-described land being the same as follows: A parcel located in the Southwest Quarter (SW1/4) of Section Twenty-Seven (27), Township Twenty-Nine (29) North, Range Nineteen (19) West, in the Town of Hudson, St. Croix County, Wisconsin, further described as follows: From the Southwest corner of said Section 27 go North along the Section line a distance of 82.4 feet; thence South 88°00’ East along the centerline of East-bound lane of Interstate “94” a distance of 24.9 feet; thence North 4°26’ East along centerline of U.S. Highway “12” a distance of 360.0 feet; thence South 85°34’ East a distance of 100.0 feet to point of beginning for parcel to be described herein, said point of beginning being the intersection of the North right-of-way line of Interstate “94” and the East right-of-way line of U.S. Highway “12”; thence South 78°19’ East along said North right-of-way line a distance of 570.0 feet; thence due North a distance of 672.0 feet; thence due West a distance of 55.0 feet; thence due North a distance of 235.0 feet; thence due West a distance of 500.0 feet; thence South 2°10’ West a distance of 48.0 feet along the East right-of-way line of U.S. Highway “12”; thence South 87°42’ East a distance of 48.0 feet; thence Southerly on a curve concave to the West having a radius of 11,559.16 feet and a long chord bearing South 3°22’ West a distance of 433.0 feet; thence South 4°26’ West a distance of 310.5 feet to the point of beginning. All bearings above are grid bearings taken from I-94 surveys and are not true bearings; EXCEPT the Northerly 16-foot strip along the East 500 feet of the above described parcel.

A parcel located in the Southwest Quarter (SW1/4) of Section Twenty-Seven (27), Township Twenty-Nine (29) North, Range Nineteen (19) West, further described as follows: From the Southwest corner of said Section 27 go North along the section line a distance of 82.4 feet; thence South 88°00’ East along the centerline of the East-bound lane of Interstate “94” a distance of 24.9 feet; thence North 4°26’ East along the centerline of U.S. Highway “12” a distance of 360.0 feet; thence South 85°34’ East a distance of 100.0 feet; thence South 78° 19’ East along the North right-of-way line of Interstate “94” a distance of 570.0 feet to the point of beginning for the parcel to be conveyed herein; thence due North a distance of 672.0 feet; thence due West a distance of 55.0 feet; thence due North a distance of 219.0 feet; thence due East a distance of 290.0 feet, thence due South a distance of 911.4 feet to the North right-of-way line of Interstate “94”; thence Westerly along said right-of-way line a distance of 79.2 feet on a chord of a curve concave to the North having a radius of 3629.7 feet; thence North 78°19’ West along said right-of-way line a distance of 160.0 feet to the point of beginning. All bearings being taken from I-94 highway bearings which are grid bearings, not true.

EXCEPT that parcel to State of Wisconsin, Department of Transportation by Award of Damages recorded October 29, 1996, in Volume 1205, Page 642, as Document No. 551401.

3.187 Cheyenne, WY
4000 I-80 Service Road
P.O. Box 5296
Burns, WY 82053
(TCA Site No. 187 - Cheyenne)

Parcel 1: A tract of land situate in the SW1/4 of Section 23, Township 14 North, Range 64 West of the 6th P.M., Laramie County, Wyoming, more particularly described as follows:

Commencing at the Southwest corner of said Section 23; thence N.09°32’E., a distance of 362.76 feet to the point of beginning at the intersection of the North right of way line of U.S. Interstate Highway 80 and the East right of way line of County Road Extension 107; thence N.00°22’E., along the East right of way line of said County Road Extension 107, a distance of 397.03 feet; thence leaving said right of way line S.87°07’23”E., a distance of 2576.95 feet; thence S.00°32’11”W., a distance of 203.76 feet; thence N.88°59’W., a distance of 1156.95 feet; thence S.00°22’W., a distance of 412.41 feet; to a point on the North right of way line of U.S. Interstate Highway 80; thence N.88°21’15”W., along said North right of way line a distance of 311.05 feet; thence N.71°12’W., along said North right of way line, a distance of 972.69 feet; thence N.88°16’W., along said North right of way line, a distance of 183.30 feet to the point of beginning.

AND

A tract of land situate in the SE1/4 of Section 22, Township 14 North, Range 64 West of the 6th P.M., Laramie County, Wyoming, more particularly described as follows:

Commencing at the Southeast corner of said Section 22; thence N.17°11’19”W., a distance of 411.39 feet to the point of beginning said point being at the intersection of the North right of way line of U.S. Interstate Highway 80 and the West right of way line of County Road Extension 107; thence N.14°23’38”E., along said West right of way line of County Road Extension 107 a distance of 300.27 feet; thence leaving said West right of way line N.88°06’25”W., a distance of 701.35 feet; thence S.01°53’45”W., a distance of 416.54 feet to a point on the North right of way line of said U.S. Interstate Highway 80; thence N.72°47’35”E., along said North right of way line of U.S. Interstate Highway 80, a distance of 376.55 feet; thence S.88°08’32”E., along said North right of way line of U.S. Interstate Highway 80; a distance of 280.54 feet to the point of beginning LESS Tract 1, Travel Centers of America Final Plat, Laramie County, Wyoming, EXCEPTING A tract of land being a portion of parcel #1 as recorded in Book 1504, Page 160, Laramie County Clerk’s Office, located in the Southwest Quarter (SW1/4) of Section 23, Township 14 North, Range 64 West of the 6th P.M., Laramie County, Wyoming, being more particularly described as follows:

Beginning at the Southeast corner of said Book 1504, Page 160; from which the Southwest corner of said Section 23 bears S.88°35’08”W., a distance of 1477.34  feet, thence N.00°07’41”E., a distance of 412.62 feet, along the East line of said parcel to the Northeast corner of said parcel; thence N.89°12’18”W., along the North line of said parcel, a distance of 277.63 feet; thence S.05°44’08”W., a distance of 408.88 feet, to a point on the South line of said parcel; thence S.71°25’50”E., along the South line of said parcel, a distance of 6.91 feet; thence S.88°37’43”E., along said South line, a distance of 311.09 feet to the point of beginning.

Parcel 2: Tract 1, Travel Centers of America Final Plat, Laramie County, Wyoming.

3.188 Ft. Bridger, WY
P.O. Box 400
Ft. Bridger, WY 82933
(TCA Site No. 188)

Legal Description

Parcel 1:

A parcel of land situate in the NW1/4 of Section 4 and the NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, according to an official plat of said land filed in the District Land Office, bounded and described as follows:

Commencing at the corner common to Sections 32 and 33, Township 16 North, Range 116 West and Sections 4 and 5, Township 15 North, Range 116 West, said point being on the north line of that certain parcel of land deeded by Upland Industries Corporation to Earl K. Cook by deed dated August 12, 1976, U.I.C. Audit No. 21434; thence along the north line of said Section 5 and along the north line of said deeded parcel N 89°50’57” W, 339.39 feet to the TRUE POINT OF BEGINNING; thence along the southwesterly line of said deed parcel S 23°09’38” E, 935.38 feet (N 23°07’ W, 937.00 feet, more or less, per deed) to the most southerly corner of said deeded parcel, said point also being a point on the northwesterly right-of-way line of Interstate Highway I-80, as said right-of-way is described in that certain Quitclaim Deed, recorded in Book 208, Page 303, Official Records of Uinta County, Wyoming; thence along said northwesterly right-of-way line, S 83°35’ W, 32.98 feet to a point on the east line of said Section 5; thence continuing along said northwesterly right-of-way line S 83°35’ W, 16.10 feet; thence continuing along said northwesterly right-of-way line S 54°46’45” W, 642.0 feet; thence leaving said northwesterly right-of-way line N 0°00’27” W, 1236.12 feet to a point on the north line of said Section 5; thence along said north line S 89°50’57” E, 205.40 feet to the TRUE POINT OF BEGINNING.

Parcel 2:

A parcel of land situate in the NW1/4 of Section 4 and in the NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, according to an official plat of said land filed in the District Land Office, bounded and described as follows:

Commencing at the quarter corner common to said Sections 4 and 5; thence along the section line common to said sections, N 0°17’00” E, 1138.99 feet to a point on the northwesterly line of that certain parcel of land deeded by Upland Industries Corporation to the State of Wyoming by deed dated April 11, 1977, U.I.C. D A No. 26101, (N 0°17’00” E, 1140.5 feet; per deed) said point also being a point on the southeasterly right-of-way line of Interstate Highway I-80 as described in that certain Quitclaim Deed recorded in Book 208, Page 303, Official Records of Uinta County; thence along the northwesterly line of said deeded parcel and along said southeasterly right-of-way line N 78°59’ E, 226.70 feet; thence continuing along said northeasterly line of said deeded parcel and along said southeasterly right-of-way line N 50°11’00” E, 62.64 feet to the TRUE POINT OF BEGINNING; thence leaving said southeasterly right-of-way line and continuing along the easterly line of said deeded parcel S 23°07’00”E, 178.00 feet; thence along the southeasterly line of said deeded parcel S 66°53’ W, 380.46 feet to the beginning of a curve concave southeasterly having a radius of 894.93 feet; thence continuing along said southeasterly line and along said curve through a central angle of 32°38’00”, 509.72 feet; thence East, 1007.53 feet; thence, North 915.20 feet to a point on said southeasterly right-of-way line of Interstate Highway I-80; thence along said southeasterly right-of-way line S 50°10’14” W, 441.50 feet to the TRUE POINT OF BEGINNING.

1

Exhibit A

Parcel 3:

A parcel of land situated in the NW1/4 of Section 4 and the NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, more particularly described as follows:

Beginning at the northwest corner of said Section 4, thence Easterly along the north line of said Section 4, S 89°33’03” E, 2344.19 feet, more or less, to the intersection of the North line of said Section 4 with the northerly right-of-way line of Interstate Highway I-80; thence Southwesterly along said northerly right-of-way line, S 66°53’ W, 2006.8 feet, more or less; thence continuing along said right-of-way line S 83°35’ W, 472.92 feet; thence N 23°07’ W, 937.0 feet, more or less, to the north line of said Section 5; thence easterly along said north line of Section 5, 339.39 feet to the Point of Beginning.

Parcel 4:

A parcel of land situated in the SE1/4NE1/4 of Section 5, Township 15 North, Range 116 West of the 6th P.M., Uinta County, Wyoming, being more particularly described as follows:

Commencing at the E1/4-Section corner of said Section 5; running thence N 0°17’ E, along the east line of said Section 5, 1106.2 feet; thence N 89°43’ W, 171.8 feet to the POINT OF BEGINNING, said point of beginning being the point of Intersection of the southerly right-of-way line of Interstate Highway I-80 with the northerly right-of-way line of Old U.S. Highway 30S, and said point being marked by 3/4” steel T-Bar driven in the ground topped with a steel identification cap inscribed “RLS 641”; running thence S 78°59’ W, along said southerly Interstate right-of-way line, 314 feet to a standard Wy. Highway Department right-of-way marker inscribed, “Sta.5424 + 00”; thence S 66°53’ W, along said southerly Interstate right-of-way line, 599.43 feet to a point marked by a T-Bar as described above; thence S 55°45’ E, 544.25 feet to said northerly Highway US 30S right-of-way line, said point marked by a T-Bar as described above; thence N 34°15’ E, 727.86 feet to the POINT OF BEGINNING.

LESS AND EXCEPT from the above described parcels those lands conveyed to The Transportation Commission of Wyoming in instrument recorded July 29, 1994 in Book 635, Page 349.

Parcel 5:

All of the S1/4SW1/4 of Section 33, Township 16 North, Range 116 West of the 6th P M, Uinta County, Wyoming, lying northwesterly of the northerly boundary of interstate Highway 80.

2

3.234 Rawlins, WY
1400 Higley Boulevard, Exit 214
Rawlins, WY 82301
(TCA Site No. 234)

Legal Description

All of Tract A and a portion of Tract B of the B.R. Griffin Truck Stop Subdivision of the City of Rawlins, Carbon County, Wyoming, more completely described as follows:

Beginning at the Southeast corner of said Tract A, on the Westerly right of way of Wyoming Highway 78, and which bears S81°06’47”W, 2074.43 ft. from the East 1/4 corner of Sec. 21, T21N, R87W, Carbon County, Wyoming; Thence along a curve to the left, along the Westerly right of way of Highway 78, and along the East line of said Tract A, an arc distance of 265.88 ft. on a radius of 1849.96 ft., through a central angle of 8°14’05”, to a point; Thence N29°25’21”W, 136.92 ft. along the Westerly right of way of Highway 78 and along the East line of said Tract A to the Northeast corner of said Tract A; Thence along a non-tangent curve to the right and along the Northerly line of said Tract A and B, 387.79 ft. on a radius of 1220.96 ft., through a central angle of 18°11’52”, to a point which is 34.04 ft. on an arc West of the Northwest corner of said Tract A; Thence S12°05’19”E, 110.22 ft. parallel to the West line of said Tract A to a point; Thence N77°54’41”E, 34.00 ft. to a point on the West line of said Tract A, 108.73 ft. South of the Northwest corner of said Tract A; Thence S12°05’19”E, 240.26 ft. along the West line of said Tract A to the Southwest corner of said Tract A; Thence N77°54’41”E, 451.73 ft. along the Southerly line of said Tract A to the point of beginning;

AND

All of Tract C of the B.R. Griffin Truck Stop Subdivision of the City of Rawlins, Carbon County, Wyoming

AND

All of Tract D of the B.R. Griffin Truck Stop Subdivision of the City of Rawlins, Carbon County, Wyoming.